UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Conservative Income Bond Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Bond Fund	2.49%	1.28%	1.01%
Institutional Class	2.59%	1.38%	1.12%

 A From March 3, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Bond Fund, a class of the fund, on March 3, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$10,896	Fidelity® Conservative Income Bond Fund
$10,572	Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid continued international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Julian Potenza and Rob Galusza:  For the fiscal year, the fund’s share classes gained about 2.5%, roughly in line, net of fees, with the 2.51% return of the benchmark, the Bloomberg Barclays U.S. 3-6 Month Treasury Bills Index, and slightly behind the Lipper peer group average. Exposure to corporate bonds added meaningful relative value. Within corporates, bonds of banking companies helped the most by far. Positioning among the bonds of industrial companies also contributed, especially the bonds of communications, energy, and certain consumer-related firms. Elsewhere, a small position among natural-gas utility companies helped to a small degree, as did the fund’s positioning along the yield curve. Conversely, the fund’s cash holdings detracted and its fairly small position in Treasury holdings generally broke even versus the benchmark, although each boosted portfolio liquidity. As of August 31, we continue to focus mainly on higher-quality corporate issues. By period end, we added slightly to the fund’s holdings among corporates – both among financials and industrials – while slightly reducing the fund’s cash stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 29, 2018, Maura Walsh joined Robert Galusza and Julian Potenza as a Co-Manager of the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 8/31/2019
0-30	30.1%
31-90	20.6%
91-180	4.8%
181-397	5.7%
> 397	38.8%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	63.7%
U.S. Government and U.S. Government Agency Obligations	3.5%
Bank Notes	0.9%
Certificates of Deposit	9.4%
Commercial Paper	12.6%
Master Notes	0.9%
Cash and Cash Equivalents	8.8%
Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 25.1%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 63.7%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.2%
Entertainment - 0.6%
NBCUniversal Enterprise, Inc. 3 month U.S. LIBOR + 0.400% 2.7189% 4/1/21 (a)(b)(c)	$65,899,000	$66,020,254
Media - 1.6%
Comcast Corp.:
3 month U.S. LIBOR + 0.330% 2.6489% 10/1/20 (b)(c)	37,864,000	37,916,802
3 month U.S. LIBOR + 0.440% 2.7589% 10/1/21 (b)(c)	51,485,000	51,605,725
3.3% 10/1/20	104,600,000	106,121,976
		195,644,503

TOTAL COMMUNICATION SERVICES		261,664,757

CONSUMER DISCRETIONARY - 4.6%
Automobiles - 4.6%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 2.3015% 2/21/20 (b)(c)	40,100,000	40,110,660
3 month U.S. LIBOR + 0.210% 2.391% 2/12/21 (b)(c)	78,600,000	78,590,241
3 month U.S. LIBOR + 0.260% 2.6703% 6/16/20 (b)(c)	36,200,000	36,242,979
3 month U.S. LIBOR + 0.280% 2.5825% 10/19/20 (b)(c)	45,850,000	45,920,106
2% 11/13/19	30,000,000	29,993,400
3.15% 1/8/21	9,221,000	9,358,977
BMW U.S. Capital LLC:
3 month U.S. LIBOR + 0.380% 2.6826% 4/6/20 (a)(b)(c)	25,659,000	25,696,049
3 month U.S. LIBOR + 0.410% 2.7495% 4/12/21 (a)(b)(c)	40,000,000	40,011,520
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.390% 2.6768% 5/4/20 (a)(b)(c)	32,743,000	32,770,231
3 month U.S. LIBOR + 0.530% 2.8168% 5/5/20 (a)(b)(c)	25,000,000	25,036,937
3 month U.S. LIBOR + 0.620% 2.8858% 10/30/19 (a)(b)(c)	25,348,000	25,369,060
3 month U.S. LIBOR + 0.630% 2.9326% 1/6/20 (a)(b)(c)	35,000,000	35,058,588
3 month U.S. LIBOR + 0.900% 3.0581% 2/15/22 (a)(b)(c)	59,950,000	60,196,275
2.7% 8/3/20 (a)	15,875,000	15,943,321
General Motors Financial Co., Inc.:
3 month U.S. LIBOR + 0.850% 3.1614% 4/9/21 (b)(c)	18,945,000	18,940,082
3 month U.S. LIBOR + 0.930% 3.2334% 4/13/20 (b)(c)	28,000,000	28,072,685
Volkswagen Group of America Finance LLC 3 month U.S. LIBOR + 0.770% 2.9456% 11/13/20 (a)(b)(c)	15,000,000	15,065,079
		562,376,190
CONSUMER STAPLES - 1.4%
Beverages - 0.3%
Diageo Capital PLC 3 month U.S. LIBOR + 0.240% 2.3638% 5/18/20 (b)(c)	33,640,000	33,646,301
Food Products - 0.4%
Conagra Brands, Inc. 3 month U.S. LIBOR + 0.750% 3.0276% 10/22/20 (b)(c)	27,120,000	27,132,636
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 2.8623% 4/16/21 (b)(c)	25,059,000	25,072,782
		52,205,418
Tobacco - 0.7%
BAT Capital Corp. 3 month U.S. LIBOR + 0.590% 2.7653% 8/14/20 (b)(c)	10,500,000	10,520,601
Philip Morris International, Inc.:
3 month U.S. LIBOR + 0.420% 2.5715% 2/21/20 (b)(c)	20,428,000	20,459,995
1.875% 2/25/21	52,676,000	52,592,278
		83,572,874

TOTAL CONSUMER STAPLES		169,424,593

ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
BP Capital Markets PLC:
3 month U.S. LIBOR + 0.250% 2.3823% 11/24/20 (b)(c)	50,400,000	50,449,140
1.768% 9/19/19	14,940,000	14,935,623
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 2.4984% 8/16/22 (b)(c)	52,900,000	53,036,694
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (b)(c)	10,636,000	10,684,500
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (b)(c)	12,300,000	12,348,265
Shell International Finance BV:
3 month U.S. LIBOR + 0.350% 2.7858% 9/12/19 (b)(c)	20,000,000	20,002,625
2.125% 5/11/20	22,500,000	22,514,505
TransCanada PipeLines Ltd. 3 month U.S. LIBOR + 0.275% 2.4331% 11/15/19 (b)(c)	50,041,000	50,059,112
		234,030,464
FINANCIALS - 47.2%
Banks - 31.6%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7125% 1/19/21 (a)(b)(c)	89,130,000	89,245,512
3 month U.S. LIBOR + 0.570% 2.7023% 8/27/21 (a)(b)(c)	42,700,000	42,852,610
Bank of America Corp.:
3 month U.S. LIBOR + 0.660% 2.9376% 7/21/21 (b)(c)	61,446,000	61,629,354
2.151% 11/9/20	28,175,000	28,190,106
2.328% 10/1/21 (b)	51,950,000	52,031,666
2.369% 7/21/21 (b)	77,420,000	77,547,525
Bank of America NA 3 month U.S. LIBOR + 0.320% 2.5866% 7/26/21 (b)(c)	50,050,000	50,095,838
Bank of Montreal:
3 month U.S. LIBOR + 0.250% 2.7006% 9/11/19 (b)(c)	24,080,000	24,082,297
3 month U.S. LIBOR + 0.440% 2.8503% 6/15/20 (b)(c)	30,968,000	31,055,335
3 month U.S. LIBOR + 0.460% 2.7634% 4/13/21 (b)(c)	11,290,000	11,334,764
3 month U.S. LIBOR + 0.570% 2.9029% 3/26/22 (b)(c)	44,400,000	44,563,863
3 month U.S. LIBOR + 0.600% 3.0358% 12/12/19 (b)(c)	16,000,000	16,024,067
Bank of Nova Scotia:
3 month U.S. LIBOR + 0.290% 2.5926% 1/8/21 (b)(c)	20,050,000	20,074,231
3 month U.S. LIBOR + 0.390% 2.6934% 7/14/20 (b)(c)	13,902,000	13,939,542
3 month U.S. LIBOR + 0.620% 3.0985% 12/5/19 (b)(c)	18,495,000	18,521,493
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.490% 2.7676% 7/20/20 (a)(b)(c)	68,890,000	69,099,401
Barclays Bank PLC:
3 month U.S. LIBOR + 0.460% 2.8008% 1/11/21 (b)(c)	109,510,000	109,333,065
3 month U.S. LIBOR + 0.650% 2.859% 8/7/20 (b)(c)	32,150,000	32,230,769
BB&T Corp.:
3 month U.S. LIBOR + 0.450% 2.7534% 1/15/20 (b)(c)	30,000,000	30,032,759
2.625% 6/29/20	34,019,000	34,166,202
BNP Paribas SA 3 month U.S. LIBOR + 0.390% 2.5676% 8/7/21 (a)(b)(c)	47,000,000	46,999,882
BPCE SA 3.145% 7/31/20 (a)	51,500,000	51,966,500
Canadian Imperial Bank of Commerce 3 month U.S. LIBOR + 0.520% 2.9944% 9/6/19 (b)(c)	65,258,000	65,261,066
Citibank NA:
3 month U.S. LIBOR + 0.320% 2.5731% 5/1/20 (b)(c)	35,000,000	35,052,130
3 month U.S. LIBOR + 0.600% 2.7359% 5/20/22 (b)(c)	56,100,000	56,203,318
1.85% 9/18/19	35,500,000	35,493,822
Citigroup, Inc.:
3 month U.S. LIBOR + 0.790% 3.1278% 1/10/20 (b)(c)	30,045,000	30,101,769
2.45% 1/10/20	38,688,000	38,716,110
Citizens Bank NA:
3 month U.S. LIBOR + 0.540% 3.0603% 3/2/20 (b)(c)	45,000,000	45,063,657
3 month U.S. LIBOR + 0.570% 2.7023% 5/26/20 (b)(c)	17,500,000	17,552,763
Commonwealth Bank of Australia:
3 month U.S. LIBOR + 0.450% 2.9006% 3/10/20 (a)(b)(c)	25,000,000	25,050,947
3 month U.S. LIBOR + 0.640% 2.849% 11/7/19 (a)(b)(c)	27,100,000	27,132,247
Compass Bank 3 month U.S. LIBOR + 0.730% 3.1806% 6/11/21 (b)(c)	50,030,000	49,932,073
Credit Agricole CIB 3 month U.S. LIBOR + 0.400% 2.6868% 5/3/21 (a)(b)(c)	36,800,000	36,799,843
Credit Agricole SA:
3 month U.S. LIBOR + 0.970% 3.423% 6/10/20 (a)(b)(c)	600,000	603,566
2.75% 6/10/20 (a)	16,300,000	16,371,520
Credit Suisse Group Funding Guernsey Ltd.:
3 month U.S. LIBOR + 2.290% 4.5896% 4/16/21 (b)(c)	19,300,000	19,854,789
2.75% 3/26/20	44,406,000	44,527,074
Fifth Third Bank:
3 month U.S. LIBOR + 0.440% 2.7066% 7/26/21 (b)(c)	25,488,000	25,534,448
3 month U.S. LIBOR + 0.590% 2.9013% 9/27/19 (b)(c)	37,445,000	37,459,241
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.600% 2.7238% 5/18/21 (b)(c)	75,000,000	75,030,620
3 month U.S. LIBOR + 0.650% 3.0858% 9/11/21 (b)(c)	50,050,000	50,095,137
HSBC U.S.A., Inc.:
3 month U.S. LIBOR + 0.610% 2.7856% 11/13/19 (b)(c)	33,000,000	33,028,500
2.75% 8/7/20	39,100,000	39,349,324
Huntington National Bank:
3 month U.S. LIBOR + 0.510% 2.963% 3/10/20 (b)(c)	28,473,000	28,531,812
3 month U.S. LIBOR + 0.550% 2.8368% 2/5/21 (b)(c)	55,050,000	55,221,366
JP Morgan Chase Bank NA:
3 month U.S. LIBOR + 0.230% 2.7503% 9/1/20 (b)(c)	30,000,000	29,992,313
3 month U.S. LIBOR + 0.290% 2.5431% 2/1/21 (b)(c)	30,050,000	30,063,250
3 month U.S. LIBOR + 0.340% 2.6066% 4/26/21 (b)(c)	20,000,000	20,003,405
3 month U.S. LIBOR + 0.370% 2.4938% 2/19/21 (b)(c)	54,500,000	54,533,658
U.S. SOFR SEC OVRN FIN RATE INDX + 0.550% 2.67% 10/19/20 (b)(c)	30,450,000	30,458,743
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 0.680% 3.2003% 6/1/21 (b)(c)	32,397,000	32,460,575
3 month U.S. LIBOR + 0.955% 3.2144% 1/23/20 (b)(c)	78,069,000	78,337,276
3 month U.S. LIBOR + 1.100% 3.5716% 6/7/21 (b)(c)	19,974,000	20,208,020
3 month U.S. LIBOR + 1.205% 3.4608% 10/29/20 (b)(c)	22,090,000	22,303,140
2.75% 6/23/20	15,761,000	15,835,276
KeyBank NA 3 month U.S. LIBOR + 0.660% 2.9131% 2/1/22 (b)(c)	43,444,000	43,645,759
KeyCorp. 2.9% 9/15/20	29,995,000	30,243,437
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.699% 5/7/21 (b)(c)	80,822,000	80,826,122
Manufacturers & Traders Trust Co. 3 month U.S. LIBOR + 0.270% 2.5455% 1/25/21 (b)(c)	8,240,000	8,239,036
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.650% 2.9166% 7/26/21 (b)(c)	38,063,000	38,175,134
3 month U.S. LIBOR + 0.700% 3.1716% 3/7/22 (b)(c)	50,550,000	50,545,959
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.480% 3.8195% 4/12/21 (a)(b)(c)	9,000,000	9,137,985
National Australia Bank Ltd. 3 month U.S. LIBOR + 0.510% 2.6595% 5/22/20 (a)(b)(c)	56,650,000	56,832,085
Nordea Bank AB:
3 month U.S. LIBOR + 0.470% 2.5874% 5/29/20 (a)(b)(c)	42,125,000	42,227,686
2.5% 9/17/20 (a)	6,150,000	6,176,757
PNC Bank NA:
3 month U.S. LIBOR + 0.350% 2.7858% 3/12/21 (b)(c)	15,000,000	15,006,629
3 month U.S. LIBOR + 0.360% 2.4838% 5/19/20 (b)(c)	40,430,000	40,506,448
Rabobank Nederland New York Branch:
3 month U.S. LIBOR + 0.430% 2.6966% 4/26/21 (b)(c)	51,400,000	51,545,338
3 month U.S. LIBOR + 0.830% 3.1678% 1/10/22 (b)(c)	29,463,000	29,757,930
Regions Bank 3 month U.S. LIBOR + 0.500% 2.6756% 8/13/21 (b)(c)	81,774,000	81,730,449
Royal Bank of Canada:
3 month U.S. LIBOR + 0.300% 2.5776% 7/22/20 (b)(c)	40,200,000	40,265,619
3 month U.S. LIBOR + 0.380% 2.9003% 3/2/20 (b)(c)	35,000,000	35,067,988
3 month U.S. LIBOR + 0.400% 2.6755% 1/25/21 (b)(c)	55,800,000	55,994,519
Skandinaviska Enskilda Banken AB 3 month U.S. LIBOR + 0.430% 2.5538% 5/17/21 (a)(b)(c)	38,150,000	38,235,855
Sumitomo Mitsui Banking Corp.:
3 month U.S. LIBOR + 0.310% 2.6096% 10/18/19 (b)(c)	20,000,000	20,010,600
3 month U.S. LIBOR + 0.350% 2.6533% 1/17/20 (b)(c)	69,355,000	69,427,129
3 month U.S. LIBOR + 0.370% 2.6923% 10/16/20 (b)(c)	65,650,000	65,804,511
SunTrust Bank:
3 month U.S. LIBOR + 0.500% 2.7666% 10/26/21 (b)(c)	30,000,000	30,039,784
3 month U.S. LIBOR + 0.530% 2.7855% 1/31/20 (b)(c)	6,700,000	6,709,697
Svenska Handelsbanken AB:
3 month U.S. LIBOR + 0.470% 2.6023% 5/24/21 (b)(c)	70,650,000	70,924,485
3 month U.S. LIBOR + 0.490% 2.9644% 9/6/19 (b)(c)	27,635,000	27,636,118
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.260% 2.6703% 9/17/20 (b)(c)	50,400,000	50,504,255
3 month U.S. LIBOR + 0.280% 2.7306% 6/11/20 (b)(c)	51,000,000	51,087,194
2.5% 12/14/20	17,700,000	17,816,698
U.S. Bancorp 2.35% 1/29/21	39,650,000	39,861,407
U.S. Bank NA:
3 month U.S. LIBOR + 0.250% 2.5328% 7/24/20 (b)(c)	40,000,000	40,057,359
3% 2/4/21	57,400,000	58,181,151
Union Bank NA 3 month U.S. LIBOR + 0.600% 3.0716% 3/7/22 (b)(c)	50,450,000	50,412,451
Wells Fargo & Co.:
3 month U.S. LIBOR + 0.680% 2.9458% 1/30/20 (b)(c)	2,500,000	2,506,206
3 month U.S. LIBOR + 0.880% 3.1576% 7/22/20 (b)(c)	11,411,000	11,481,146
3 month U.S. LIBOR + 1.025% 3.2916% 7/26/21 (b)(c)	33,952,000	34,378,737
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.230% 2.5334% 1/15/20 (b)(c)	30,450,000	30,471,196
3 month U.S. LIBOR + 0.310% 2.6134% 1/15/21 (b)(c)	9,500,000	9,510,550
3 month U.S. LIBOR + 0.500% 2.7594% 7/23/21 (b)(c)	30,150,000	30,219,981
3 month U.S. LIBOR + 0.620% 2.7523% 5/27/22 (b)(c)	85,050,000	85,208,419
U.S. SOFR SEC OVRN FIN RATE INDX + 0.480% 2.6% 3/25/20 (b)(c)	50,750,000	50,811,915
3.325% 7/23/21 (b)	48,156,000	48,654,076
		3,833,055,379
Capital Markets - 4.8%
Bank New York Mellon Corp.:
3 month U.S. LIBOR + 0.280% 2.7825% 6/4/21 (b)(c)	56,250,000	56,280,695
3 month U.S. LIBOR + 0.300% 2.8025% 12/4/20 (b)(c)	44,900,000	44,918,543
2.05% 5/3/21	18,750,000	18,795,627
Deutsche Bank AG New York Branch 3 month U.S. LIBOR + 0.815% 3.0926% 1/22/21 (b)(c)	20,000,000	19,768,261
Goldman Sachs Bank U.S.A. U.S. SOFR SEC OVRN FIN RATE INDX + 0.600% 2.7247% 5/24/21 (b)(c)	49,900,000	49,929,865
Morgan Stanley:
3 month U.S. LIBOR + 0.550% 2.731% 2/10/21 (b)(c)	46,650,000	46,689,879
3 month U.S. LIBOR + 0.980% 3.3903% 6/16/20 (b)(c)	5,910,000	5,944,148
3 month U.S. LIBOR + 1.140% 3.3958% 1/27/20 (b)(c)	31,775,000	31,904,741
U.S. SOFR SEC OVRN FIN RATE INDX + 0.830% 3.1339% 6/10/22 (b)(c)	61,340,000	61,497,644
2.65% 1/27/20	20,277,000	20,310,749
5.5% 1/26/20	49,746,000	50,371,670
5.5% 7/24/20	16,184,000	16,664,313
State Street Corp. 3 month U.S. LIBOR + 0.900% 3.0238% 8/18/20 (b)(c)	8,120,000	8,182,080
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 2.6831% 11/1/21 (b)(c)	64,705,000	64,887,080
UBS AG London Branch:
3 month U.S. LIBOR + 0.480% 3.0003% 12/1/20 (a)(b)(c)	4,500,000	4,510,710
3 month U.S. LIBOR + 0.580% 3.0306% 6/8/20 (a)(b)(c)	80,900,000	81,140,748
		581,796,753
Consumer Finance - 5.4%
American Express Co.:
3 month U.S. LIBOR + 0.600% 2.8868% 11/5/21 (b)(c)	20,000,000	20,107,599
3 month U.S. LIBOR + 0.620% 2.7559% 5/20/22 (b)(c)	45,200,000	45,344,386
3% 2/22/21	50,693,000	51,388,893
American Express Credit Corp. 3 month U.S. LIBOR + 0.430% 2.9503% 3/3/20 (b)(c)	35,000,000	35,042,149
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 2.9358% 7/30/21 (a)(b)(c)	19,113,000	19,101,493
3 month U.S. LIBOR + 0.950% 3.4703% 6/1/21 (a)(b)(c)	25,973,000	26,104,212
Capital One Financial Corp. 3 month U.S. LIBOR + 0.760% 2.941% 5/12/20 (b)(c)	26,340,000	26,417,721
Caterpillar Financial Services Corp. 3 month U.S. LIBOR + 0.510% 2.8478% 1/10/20 (b)(c)	35,000,000	35,059,954
Ford Motor Credit Co. LLC:
3 month U.S. LIBOR + 0.430% 2.6956% 11/2/20 (b)(c)	21,450,000	21,304,482
3 month U.S. LIBOR + 0.790% 3.2258% 6/12/20 (b)(c)	8,372,000	8,373,241
3 month U.S. LIBOR + 1.000% 3.3114% 1/9/20 (b)(c)	14,000,000	14,023,550
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.160% 2.4626% 1/8/21 (b)(c)	32,620,000	32,610,275
3 month U.S. LIBOR + 0.170% 2.4814% 10/9/20 (b)(c)	25,000,000	25,001,375
3 month U.S. LIBOR + 0.180% 2.4826% 1/7/20 (b)(c)	40,000,000	40,029,054
3 month U.S. LIBOR + 0.240% 2.6758% 3/12/21 (b)(c)	40,000,000	39,979,814
3 month U.S. LIBOR + 0.260% 2.713% 9/10/21 (b)(c)	20,000,000	19,981,722
3 month U.S. LIBOR + 0.420% 2.7578% 7/10/20 (b)(c)	50,650,000	50,814,610
2.875% 3/12/21	16,350,000	16,562,174
Toyota Motor Credit Corp.:
3 month U.S. LIBOR + 0.100% 2.4378% 1/10/20 (b)(c)	9,880,000	9,882,900
3 month U.S. LIBOR + 0.150% 2.4614% 10/9/20 (b)(c)	27,000,000	27,024,330
3 month U.S. LIBOR + 0.170% 2.572% 9/18/20 (b)(c)	50,250,000	50,314,862
3 month U.S. LIBOR + 0.280% 2.5834% 4/13/21 (b)(c)	35,000,000	35,022,256
		649,491,052
Diversified Financial Services - 0.3%
AIG Global Funding 3 month U.S. LIBOR + 0.460% 2.8093% 6/25/21 (a)(b)(c)	20,759,000	20,820,053
Cigna Corp. 3 month U.S. LIBOR + 0.650% 3.0603% 9/17/21 (b)(c)	20,488,000	20,488,535
		41,308,588
Insurance - 5.1%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 2.9066% 9/20/21 (a)(b)(c)	24,102,000	24,101,518
Allstate Corp. 3 month U.S. LIBOR + 0.430% 2.7599% 3/29/21 (b)(c)	14,727,000	14,743,146
Jackson National Life Global Funding 3 month U.S. LIBOR + 0.300% 2.5558% 4/27/20 (a)(b)(c)	40,750,000	40,796,795
Marsh & McLennan Companies, Inc.:
3 month U.S. LIBOR + 1.200% 3.5189% 12/29/21 (b)(c)	23,954,000	23,999,930
3.5% 12/29/20	12,892,000	13,125,257
Metropolitan Life Global Funding I:
3 month U.S. LIBOR + 0.220% 2.6385% 9/19/19 (a)(b)(c)	50,250,000	50,259,135
3 month U.S. LIBOR + 0.230% 2.5326% 1/8/21 (a)(b)(c)	40,000,000	40,002,014
3 month U.S. LIBOR + 0.400% 2.8358% 6/12/20 (a)(b)(c)	15,000,000	15,037,201
U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.62% 5/28/21 (a)(b)(c)	46,050,000	46,084,615
U.S. SOFR SEC OVRN FIN RATE INDX + 0.570% 2.69% 9/7/20 (a)(b)(c)	40,750,000	40,861,330
U.S. SOFR SEC OVRN FIN RATE INDX + 0.850% 2.97% 1/15/21 (a)(b)(c)	44,450,000	44,672,638
New York Life Global Funding:
3 month U.S. LIBOR + 0.160% 2.4789% 10/1/20 (a)(b)(c)	40,500,000	40,526,534
3 month U.S. LIBOR + 0.270% 2.5814% 4/9/20 (a)(b)(c)	25,000,000	25,031,750
3 month U.S. LIBOR + 0.320% 2.5593% 8/6/21 (a)(b)(c)	27,621,000	27,661,956
3 month U.S. LIBOR + 0.390% 2.6728% 10/24/19 (a)(b)(c)	30,000,000	30,014,724
2% 4/13/21 (a)	23,500,000	23,524,285
2.95% 1/28/21 (a)	20,129,000	20,424,468
Protective Life Global Funding:
3 month U.S. LIBOR + 0.370% 2.6734% 7/13/20 (a)(b)(c)	40,050,000	40,143,400
3 month U.S. LIBOR + 0.520% 2.8499% 6/28/21 (a)(b)(c)	50,900,000	51,132,787
		612,143,483

TOTAL FINANCIALS		5,717,795,255

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (b)(c)	16,607,000	16,611,815
Health Care Providers & Services - 0.7%
CVS Health Corp. 3 month U.S. LIBOR + 0.720% 3.173% 3/9/21 (b)(c)	20,353,000	20,441,274
Express Scripts Holding Co. 3 month U.S. LIBOR + 0.750% 2.8741% 11/30/20 (b)(c)	33,725,000	33,730,258
UnitedHealth Group, Inc. 3 month U.S. LIBOR + 0.260% 2.6703% 6/15/21 (b)(c)	28,166,000	28,148,650
		82,320,182
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 2.9793% 6/25/21 (a)(b)(c)	59,850,000	59,863,206

TOTAL HEALTH CARE		158,795,203

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.2%
General Dynamics Corp. 3 month U.S. LIBOR + 0.290% 2.471% 5/11/20 (b)(c)	27,351,000	27,385,840
Industrial Conglomerates - 0.4%
Honeywell International, Inc. 3 month U.S. LIBOR + 0.370% 2.557% 8/8/22 (b)(c)	52,678,000	52,812,276
Machinery - 1.8%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.100% 2.5185% 6/19/20 (b)(c)	38,300,000	38,307,375
3 month U.S. LIBOR + 0.130% 2.2474% 11/29/19 (b)(c)	16,000,000	16,003,707
3 month U.S. LIBOR + 0.180% 2.3381% 5/15/20 (b)(c)	50,600,000	50,614,305
3 month U.S. LIBOR + 0.230% 2.6403% 3/15/21 (b)(c)	20,000,000	20,005,000
3 month U.S. LIBOR + 0.250% 2.3823% 8/26/20 (b)(c)	57,500,000	57,564,007
2.65% 5/17/21	30,664,000	31,116,438
		213,610,832

TOTAL INDUSTRIALS		293,808,948

INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment & Components - 0.2%
Tyco Electronics Group SA 3 month U.S. LIBOR + 0.450% 2.9285% 6/5/20 (b)(c)	22,200,000	22,222,200
IT Services - 1.0%
IBM Corp. 2.8% 5/13/21	50,100,000	50,750,370
IBM Credit LLC:
3 month U.S. LIBOR + 0.260% 2.5376% 1/20/21 (b)(c)	38,350,000	38,413,338
3 month U.S. LIBOR + 0.470% 2.5941% 11/30/20 (b)(c)	32,400,000	32,529,910
		121,693,618

TOTAL INFORMATION TECHNOLOGY		143,915,818

UTILITIES - 1.5%
Electric Utilities - 0.7%
Duke Energy Corp. 2.1% 6/15/20 (a)	49,650,000	49,630,100
Florida Power & Light Co. 3 month U.S. LIBOR + 0.400% 2.6393% 5/6/22 (b)(c)	35,597,000	35,606,650
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9613% 3/27/20 (b)(c)	5,047,000	5,047,626
		90,284,376
Gas Utilities - 0.5%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.5174% 11/29/19 (b)(c)	26,271,000	26,258,769
3 month U.S. LIBOR + 0.550% 2.9858% 3/12/20 (b)(c)	34,207,000	34,145,129
		60,403,898
Multi-Utilities - 0.3%
Consolidated Edison Co. of New York, Inc. 3 month U.S. LIBOR + 0.400% 2.7493% 6/25/21(b)(c)	30,250,000	30,359,505

TOTAL UTILITIES		181,047,779

TOTAL NONCONVERTIBLE BONDS
(Cost $7,707,581,480)		7,722,859,007

U.S. Treasury Obligations - 3.5%
U.S. Treasury Notes:
U.S. TREASURY 3 MONTH BILL + 0.139% 2.0988% 4/30/21 (b)(c)	$114,500,000	$114,349,035
1.75% 12/31/20	55,000,000	55,040,820
1.75% 7/31/21	72,000,000	72,298,125
1.875% 12/31/19	178,148,000	178,071,449
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $419,663,032)		419,759,429

Bank Notes - 0.9%
Citizens Bank NA 2.25% 10/30/20	22,805,000	22,838,010
Fifth Third Bank 2.2% 10/30/20	33,100,000	33,175,729
Goldman Sachs Bank U.S.A. 3.2% 6/5/20	9,153,000	9,233,540
KeyBank NA 2.25% 3/16/20	26,328,000	26,353,093
SunTrust Bank 2.59% 1/29/21 (b)	13,050,000	13,067,772
U.S. Bank NA 3.15% 4/26/21	10,000,000	10,179,287
TOTAL BANK NOTES
(Cost $114,440,253)		114,847,431

Certificates of Deposit - 9.4%
Bank of Tokyo-Mitsubishi UFJ Ltd. yankee 2.07% 2/28/20	49,650,000	49,662,224
Credit Agricole CIB yankee:
2.3% 10/4/19	30,000,000	30,006,186
2.32% 11/12/19	33,000,000	33,016,097
Credit Suisse AG yankee:
1 month U.S. LIBOR + 0.150% 2.3743% 12/2/19 (b)(c)	45,000,000	45,009,104
3 month U.S. LIBOR + 0.170% 2.4889% 10/1/19 (b)(c)	48,250,000	48,254,005
Goldman Sachs Bank U.S.A.:
U.S. SOFR SEC OVRN FIN RATE INDX + 0.250% 2.5266% 6/25/20 (b)(c)	49,650,000	49,656,271
U.S. SOFR SEC OVRN FIN RATE INDX + 0.280% 2.405% 8/21/20 (b)(c)	49,650,000	49,627,355
U.S. SOFR SEC OVRN FIN RATE INDX + 0.430% 2.5548% 2/26/21 (b)(c)	49,650,000	49,672,010
Mitsubishi UFJ Trust & Banking Corp. yankee:
2.32% 10/15/19	49,700,000	49,711,396
2.32% 10/24/19	10,000,000	10,002,646
Mizuho Corporate Bank Ltd. yankee:
1 month U.S. LIBOR + 0.090% 2.2566% 9/23/19 (b)(c)	49,650,000	49,653,798
1 month U.S. LIBOR + 0.120% 2.2653% 11/27/19 (b)(c)	39,650,000	39,656,507
1 month U.S. LIBOR + 0.130% 2.3251% 10/15/19 (b)(c)	48,000,000	48,006,413
Natexis Banques Populaires New York Branch yankee:
2.68% 12/27/19	44,750,000	44,828,644
2.75% 12/20/19	39,700,000	39,774,438
State Street Bank & Trust Co.:
1 month U.S. LIBOR + 0.100% 2.2721% 9/20/19 (b)(c)	52,000,000	52,000,978
U.S. SOFR SEC OVRN FIN RATE INDX + 0.200% 2.32% 11/21/19 (b)(c)	24,600,000	24,602,750
Sumitomo Mitsui Banking Corp. yankee:
1 month U.S. LIBOR + 0.070% 2.3141% 10/3/19 (b)(c)	41,000,000	41,001,193
1 month U.S. LIBOR + 0.100% 2.2395% 10/28/19 (b)(c)	30,000,000	30,002,976
1 month U.S. LIBOR + 0.100% 2.3009% 9/12/19 (b)(c)	40,000,000	40,002,268
1 month U.S. LIBOR + 0.140% 2.3841% 11/5/19 (b)(c)	34,000,000	34,005,658
1 month U.S. LIBOR + 0.170% 2.3813% 9/9/19 (b)(c)	47,500,000	47,502,997
Sumitomo Mitsui Trust Bank Ltd. yankee:
1 month U.S. LIBOR + 0.080% 2.192% 9/30/19 (b)(c)	49,650,000	49,652,006
1 month U.S. LIBOR + 0.100% 2.2453% 9/27/19 (b)(c)	25,000,000	25,001,938
1 month U.S. LIBOR + 0.100% 2.3009% 9/10/19 (b)(c)	17,000,000	17,000,816
1 month U.S. LIBOR + 0.100% 2.3009% 9/11/19 (b)(c)	17,000,000	17,000,891
Svenska Handelsbanken, Inc. yankee 2.61% 9/25/19	44,000,000	44,015,066
Toronto-Dominion Bank yankee 2.62% 10/18/19	39,600,000	39,626,484
Wells Fargo Bank NA 1 month U.S. LIBOR + 0.400% 2.5951% 12/16/19 (b)(c)	40,000,000	40,041,636
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,137,650,000)		1,137,994,751

Commercial Paper - 12.6%
American Electric Power Co., Inc.:
2.34% 9/23/19	5,000,000	4,992,340
2.35% 9/16/19	4,000,000	3,995,686
2.36% 9/12/19	7,000,000	6,994,250
2.36% 9/16/19	11,000,000	10,988,135
2.38% 9/17/19	9,000,000	8,989,713
Amphenol Corp.:
2.27% 9/3/19	8,000,000	7,998,022
2.27% 9/6/19	7,000,000	6,996,910
Atlantic Asset Securitization Corp.:
2.14% 11/19/19 (Liquidity Facility Credit Agricole CIB)	2,000,000	1,990,523
2.14% 11/25/19 (Liquidity Facility Credit Agricole CIB)	12,000,000	11,939,042
2.14% 11/26/19 (Liquidity Facility Credit Agricole CIB)	12,000,000	11,938,370
2.15% 11/12/19 (Liquidity Facility Credit Agricole CIB)	10,000,000	9,956,607
Bank of Nova Scotia 1 month U.S. LIBOR + 0.130% 2.312% 2/18/20 (b)(c)	39,500,000	39,490,275
Bell Canada yankee:
2.35% 11/5/19	12,000,000	11,946,511
2.35% 11/5/19	14,100,000	14,037,151
2.35% 11/7/19	29,650,000	29,513,951
2.35% 11/8/19	17,000,000	16,920,897
2.5% 10/15/19	20,000,000	19,938,794
2.52% 9/20/19	12,000,000	11,983,228
2.52% 9/23/19	15,000,000	14,976,060
2.55% 9/3/19	25,370,000	25,363,234
2.55% 9/4/19	14,750,000	14,745,084
2.56% 9/9/19	10,000,000	9,993,333
2.58% 9/12/19	29,689,000	29,663,269
BPCE SA yankee:
2.335% 11/12/19	49,650,000	49,435,577
2.48% 10/4/19	49,600,000	49,497,432
Canadian Imperial Bank of Commerce yankee 2.58% 10/18/19	43,000,000	42,882,008
Commonspirit Health:
2.5% 10/7/19	6,000,000	5,986,427
2.5% 10/16/19	1,833,000	1,827,864
2.75% 10/23/19	21,150,000	21,081,855
2.8% 10/16/19	23,000,000	22,935,561
Credit Suisse AG yankee:
2.33% 11/14/19	25,000,000	24,888,375
2.3321% 11/6/19	50,000,000	49,800,060
2.6% 9/26/19	48,600,000	48,522,473
DNB Bank ASA:
1 month U.S. LIBOR + 0.100% 2.3441% 10/3/19 (b)(c)	60,000,000	60,003,444
yankee 1.98% 2/28/20	25,000,000	24,746,210
ING U.S. Funding LLC:
1 month U.S. LIBOR + 0.100% 2.3128% 11/8/19 (b)(c)	49,500,000	49,503,411
1 month U.S. LIBOR + 0.120% 2.3313% 3/9/20 (b)(c)	49,650,000	49,649,935
Natexis Banques Populaires New York Branch yankee 2.65% 10/1/19	49,700,000	49,606,743
Royal Bank of Canada:
1 month U.S. LIBOR + 0.130% 2.3413% 3/9/20 (b)(c)	50,000,000	49,980,735
1 month U.S. LIBOR + 0.180% 2.3751% 4/15/20 (b)(c)	49,650,000	49,638,506
Sempra Global:
2.3% 9/23/19	9,250,000	9,235,829
2.35% 12/2/19	43,650,000	43,383,984
2.44% 9/17/19	30,750,000	30,714,853
2.48% 10/17/19	50,150,000	49,994,736
2.5% 10/18/19	25,000,000	24,920,953
Sumitomo Mitsui Trust Bank Ltd. yankee 2.49% 9/26/19	30,000,000	29,952,459
Suncor Energy, Inc. yankee 2.32% 11/12/19	18,150,000	18,063,072
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.030% 2.2693% 2/6/20 (b)(c)	50,000,000	49,999,825
yankee 2.57% 10/15/19	45,600,000	45,477,172
Toyota Motor Credit Corp.:
1 month U.S. LIBOR + 0.120% 2.3151% 12/11/19 (b)(c)	20,000,000	20,002,222
1 month U.S. LIBOR + 0.120% 2.3151% 12/12/19 (b)(c)	5,000,000	5,000,530
TransCanada PipeLines Ltd.:
2.42% 11/1/19	49,750,000	49,547,144
2.55% 9/23/19	44,700,000	44,631,520
Tyson Foods, Inc. 2.25% 9/3/19	15,000,000	14,996,246
UBS AG London Branch:
3 month U.S. LIBOR + 0.040% 2.4261% 12/20/19 (b)(c)	49,650,000	49,649,881
yankee:
2.35% 1/24/20	32,000,000	31,736,054
2.35% 1/29/20	30,000,000	29,744,259
Ventas Realty LP 2.3% 9/5/19	4,000,000	3,998,495
TOTAL COMMERCIAL PAPER
(Cost $1,526,221,640)		1,526,387,235

Master Notes - 0.9%
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.300% 2.4371% 2/28/20 (b)(c)(d)
(Cost $111,000,000)	111,000,000	111,000,000
	Shares	Value

Money Market Funds - 7.1%
Fidelity Cash Central Fund 2.13% (e)
(Cost $863,826,528)	863,706,662	863,879,403
	Maturity Amount	Value

Repurchase Agreements - 1.7%
With:
Mizuho Securities U.S.A., Inc. at:
2.48%, dated 8/21/19 due 2/18/20 (Collateralized by Mortgage Loan Obligations valued at $76,365,992, 0.00% - 5.58%, 6/15/35 - 6/12/48)	68,442,897	67,600,000
2.67%, dated 8/1/19 due 1/28/20 (Collateralized by Mortgage Loan Obligations valued at $36,000,558, 4.40% - 6.69%, 12/16/30 - 3/17/49)	34,200,563	33,750,000
3.17%, dated 3/22/19 due 9/18/19 (Collateralized by Mortgage Loan Obligations valued at $43,766,323, 3.25% - 6.73%, 12/16/30 - 12/17/47)	40,329,245	39,699,698
Morgan Stanley & Co., Inc. at 2.81%, dated:
6/11/19 due 9/10/19 (Collateralized by U.S. Government Obligations valued at $31,373,656, 0.00% - 3.90%, 9/12/19 - 8/20/49)(b)(c)(f)	30,464,103	30,250,000
8/5/19 due 11/4/19 (Collateralized by Equity Securities valued at $36,531,153)(b)(c)(f)	33,988,875	33,750,000
TOTAL REPURCHASE AGREEMENTS
(Cost $205,050,000)		205,049,698
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $12,085,432,933)		12,101,776,954
NET OTHER ASSETS (LIABILITIES) - 0.2%		27,617,543
NET ASSETS - 100%		$12,129,394,497

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,721,345,382 or 14.2% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $111,000,000 or 0.9% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) The maturity amount is based on the rate at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.300% 2.4371% 2/28/20	6/3/19	$111,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,694,628
Total	$19,694,628

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$7,722,859,007	$--	$7,722,859,007	$--
U.S. Government and Government Agency Obligations	419,759,429	--	419,759,429	--
Bank Notes	114,847,431	--	114,847,431	--
Certificates of Deposit	1,137,994,751	--	1,137,994,751	--
Commercial Paper	1,526,387,235	--	1,526,387,235	--
Master Notes	111,000,000	--	111,000,000	--
Money Market Funds	863,879,403	863,879,403	--	--
Repurchase Agreements	205,049,698	--	205,049,698	--
Total Investments in Securities:	$12,101,776,954	$863,879,403	$11,237,897,551	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.9%
Canada	9.3%
United Kingdom	5.3%
France	2.6%
Japan	2.1%
Sweden	1.5%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value (including repurchase agreements of $205,049,698) — See accompanying schedule: Unaffiliated issuers (cost $11,221,606,405)	$11,237,897,551
Fidelity Central Funds (cost $863,826,528)	863,879,403
Total Investment in Securities (cost $12,085,432,933)		$12,101,776,954
Receivable for fund shares sold		19,058,298
Interest receivable		38,316,933
Distributions receivable from Fidelity Central Funds		1,565,585
Receivable from investment adviser for expense reductions		840,340
Total assets		12,161,558,110
Liabilities
Payable for investments purchased	$5,981,250
Payable for fund shares redeemed	13,223,118
Distributions payable	9,331,325
Accrued management fee	3,012,122
Other affiliated payables	615,798
Total liabilities		32,163,613
Net Assets		$12,129,394,497
Net Assets consist of:
Paid in capital		$12,113,438,365
Total distributable earnings (loss)		15,956,132
Net Assets		$12,129,394,497
Net Asset Value and Maximum Offering Price
Conservative Income Bond:
Net Asset Value, offering price and redemption price per share ($2,757,403,491 ÷ 274,540,194 shares)		$10.04
Institutional Class:
Net Asset Value, offering price and redemption price per share ($9,371,991,006 ÷ 933,120,166 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$299,337,608
Income from Fidelity Central Funds		19,694,628
Total income		319,032,236
Expenses
Management fee	$34,028,654
Transfer agent fees	6,964,950
Independent trustees' fees and expenses	51,138
Commitment fees	29,593
Total expenses before reductions	41,074,335
Expense reductions	(10,059,339)
Total expenses after reductions		31,014,996
Net investment income (loss)		288,017,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	101,274
Fidelity Central Funds	(26,041)
Total net realized gain (loss)		75,233
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,128,143
Fidelity Central Funds	26,041
Total change in net unrealized appreciation (depreciation)		7,154,184
Net gain (loss)		7,229,417
Net increase (decrease) in net assets resulting from operations		$295,246,657

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$288,017,240	$159,578,154
Net realized gain (loss)	75,233	313,537
Change in net unrealized appreciation (depreciation)	7,154,184	(2,559,662)
Net increase (decrease) in net assets resulting from operations	295,246,657	157,332,029
Distributions to shareholders	(287,994,498)	–
Distributions to shareholders from net investment income	–	(159,528,195)
Total distributions	(287,994,498)	(159,528,195)
Share transactions - net increase (decrease)	1,768,560,662	2,909,584,492
Total increase (decrease) in net assets	1,775,812,821	2,907,388,326
Net Assets
Beginning of period	10,353,581,676	7,446,193,350
End of period	$12,129,394,497	$10,353,581,676
Other Information
Distributions in excess of net investment income end of period		$(487,673)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.04	$10.03	$10.02	$10.04
Income from Investment Operations
Net investment income (loss)A	.247	.180	.106	.073	.034
Net realized and unrealized gain (loss)	–B	(.004)	.011	.010	(.018)
Total from investment operations	.247	.176	.117	.083	.016
Distributions from net investment income	(.247)	(.176)	(.105)	(.072)	(.034)
Distributions from net realized gain	–	–	(.002)	(.001)	(.002)
Total distributions	(.247)	(.176)	(.107)	(.073)	(.036)
Net asset value, end of period	$10.04	$10.04	$10.04	$10.03	$10.02
Total ReturnC	2.49%	1.77%	1.17%	.83%	.16%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.36%	.40%
Expenses net of all reductions	.35%	.35%	.35%	.36%	.40%
Net investment income (loss)	2.46%	1.80%	1.06%	.73%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$2,757,403	$2,432,108	$1,818,466	$1,416,938	$1,047,633
Portfolio turnover rateF	36%	40%	45%	54%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Bond Fund Institutional Class

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.04	$10.03	$10.02	$10.04
Income from Investment Operations
Net investment income (loss)A	.257	.190	.116	.083	.044
Net realized and unrealized gain (loss)	–B	(.004)	.011	.010	(.018)
Total from investment operations	.257	.186	.127	.093	.026
Distributions from net investment income	(.257)	(.186)	(.115)	(.082)	(.044)
Distributions from net realized gain	–	–	(.002)	(.001)	(.002)
Total distributions	(.257)	(.186)	(.117)	(.083)	(.046)
Net asset value, end of period	$10.04	$10.04	$10.04	$10.03	$10.02
Total ReturnC	2.59%	1.87%	1.27%	.93%	.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.26%	.30%
Expenses net of all reductions	.25%	.25%	.25%	.26%	.30%
Net investment income (loss)	2.56%	1.90%	1.16%	.83%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$9,371,991	$7,921,474	$5,627,727	$3,912,804	$2,687,926
Portfolio turnover rateF	36%	40%	45%	54%	44%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper, certificates of deposit, master notes and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,918,074
Gross unrealized depreciation	(1,574,053)
Net unrealized appreciation (depreciation)	$16,344,021
Tax Cost	$12,085,432,933

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$16,344,021

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$287,994,498	$ 159,528,195

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,192,945,291 and $2,301,293,470, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Bond Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Bond	$2,587,015
Institutional Class	4,377,935
$6,964,950

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29,593 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Bond	.35%	$1,292,981
Institutional Class	.25%	8,760,769
		$10,053,750

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5,589.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019	Year ended August 31, 2018
Distributions to shareholders
Conservative Income Bond	$63,697,167	$–
Institutional Class	224,297,331	–
Total	$287,994,498	$–
From net investment income
Conservative Income Bond	$–	$36,396,057
Institutional Class	–	123,132,138
Total	$–	$159,528,195

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2019	Year ended August 31, 2018
Conservative Income Bond
Shares sold	188,876,672	189,356,458	$1,894,249,630	$1,900,758,129
Reinvestment of distributions	5,609,600	3,198,306	56,269,182	32,104,577
Shares redeemed	(162,230,779)	(131,364,234)	(1,626,994,534)	(1,318,666,415)
Net increase (decrease)	32,255,493	61,190,530	$323,524,278	$614,196,291
Institutional Class
Shares sold	578,195,162	609,590,552	$5,799,806,038	$6,118,710,290
Reinvestment of distributions	12,026,749	8,449,081	120,634,222	84,811,839
Shares redeemed	(446,234,116)	(389,350,553)	(4,475,403,876)	(3,908,133,928)
Net increase (decrease)	143,987,795	228,689,080	$1,445,036,384	$2,295,388,201

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Conservative Income Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr.Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Conservative Income Bond	.35%
Actual		$1,000.00	$1,013.60	$1.78
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,014.10	$1.27
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 3.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $149,347,826 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

FCV-ANN-1019
1.924089.108

Fidelity® Corporate Bond Fund Annual Report August 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	8.21%	3.42%	5.11%
Class M (incl. 4.00% sales charge)	8.13%	3.34%	5.05%
Class C (incl. contingent deferred sales charge)	10.78%	3.46%	4.77%
Fidelity® Corporate Bond Fund	13.10%	4.62%	5.92%
Class I	13.06%	4.57%	5.88%
Class Z	13.08%	4.57%	5.88%

 A From May 4, 2010

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Corporate Bond Fund, a class of the fund, on May 4, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Credit Bond Index performed over the same period.

Period Ending Values
$17,103	Fidelity® Corporate Bond Fund
$16,053	Bloomberg Barclays U.S. Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 13%, roughly in line with the 12.99% return of the benchmark Bloomberg Barclays U.S. Credit Bond Index. Security selection among investment-grade corporate bonds contributed versus the benchmark the past 12 months, whereas sector positioning modestly detracted. Picks among capital goods, energy, communications and technology companies aided the fund’s relative performance. Within financials, selections among insurance companies also contributed. On the downside – and outside of corporate credit – underweighting non-U.S. sovereign bonds and holding a modest out-of-benchmark stake in U.S. Treasuries each detracted, as did the fund’s small cash position. The fund normally holds Treasuries and cash for liquidity and duration-management purposes. Elsewhere, a modest allocation to high-yield credit had a roughly neutral impact versus the benchmark. As of August 31, we think the market’s fundamental backdrop and supply-and-demand dynamics remain generally supportive. We have a more neutral view toward bond valuations, given relatively tight credit spreads. We plan to maintain an overweighted allocation to select BBB-rated issues of companies that are focusing on strengthening their credit quality.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, Ben Tarlow assumed co-management responsibilities for the fund, joining David Prothro and Matthew Bartlett.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	6.0%
AAA	0.5%
AA	1.8%
A	19.0%
BBB	59.3%
BB and Below	8.8%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019 *
Corporate Bonds	86.5%
U.S. Government and U.S. Government Agency Obligations	6.0%
Asset-Backed Securities	0.2%
Municipal Bonds	0.5%
Other Investments	2.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 20.2%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 86.5%
	Principal Amount	Value
COMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.:
4.5% 5/15/35	$4,270,000	$4,751,722
4.5% 3/9/48	4,800,000	5,239,324
4.75% 5/15/46	2,316,000	2,589,631
5.45% 3/1/47	1,000,000	1,226,807
5.55% 8/15/41	2,700,000	3,263,903
Verizon Communications, Inc.:
4.329% 9/21/28	2,526,000	2,901,551
4.862% 8/21/46	9,087,000	11,315,308
		31,288,246
Entertainment - 0.2%
The Walt Disney Co.:
3% 9/15/22 (a)	778,000	803,565
4.5% 2/15/21 (a)	1,621,000	1,680,205
6.9% 8/15/39 (a)	300,000	467,182
7.75% 12/1/45 (a)	111,000	195,560
		3,146,512
Interactive Media & Services - 0.2%
Tencent Holdings Ltd. 3.575% 4/11/26 (a)	3,730,000	3,926,233
Media - 1.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 5.375% 5/1/47	5,200,000	5,775,054
Comcast Corp.:
3.999% 11/1/49	1,587,000	1,795,398
4.65% 7/15/42	2,200,000	2,684,552
4.95% 10/15/58	7,630,000	9,907,058
Fox Corp.:
3.666% 1/25/22 (a)	177,000	183,473
4.03% 1/25/24 (a)	310,000	332,007
4.709% 1/25/29 (a)	449,000	520,110
5.476% 1/25/39 (a)	443,000	553,536
5.576% 1/25/49 (a)	294,000	382,527
Time Warner Cable, Inc.:
5.5% 9/1/41	623,000	677,541
5.875% 11/15/40	1,648,000	1,876,055
6.55% 5/1/37	2,149,000	2,601,869
7.3% 7/1/38	3,570,000	4,579,550
		31,868,730
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. 4.1% 10/1/23	4,398,000	4,715,460
Vodafone Group PLC:
4.125% 5/30/25	6,550,000	7,109,822
4.375% 5/30/28	6,700,000	7,516,180
		19,341,462

TOTAL COMMUNICATION SERVICES		89,571,183

CONSUMER DISCRETIONARY - 7.0%
Automobiles - 1.2%
General Motors Co.:
5% 4/1/35	2,537,000	2,608,098
5.4% 4/1/48	1,167,000	1,215,504
5.95% 4/1/49	5,524,000	6,129,966
Volkswagen Group of America Finance LLC 4.75% 11/13/28 (a)	8,950,000	10,044,608
		19,998,176
Diversified Consumer Services - 0.9%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	5,730,000	6,219,314
5.75% 6/15/43	396,000	526,495
Massachusetts Institute of Technology 3.885% 7/1/2116	7,360,000	9,216,372
		15,962,181
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp.:
3.625% 9/1/49	8,900,000	9,253,315
4.875% 12/9/45	7,437,000	9,168,521
Starbucks Corp. 3.8% 8/15/25	8,686,000	9,419,968
		27,841,804
Household Durables - 1.2%
D.R. Horton, Inc.:
2.55% 12/1/20	1,583,000	1,587,303
4% 2/15/20	5,000,000	5,031,049
Lennar Corp. 4.875% 12/15/23	6,680,000	7,164,300
Toll Brothers Finance Corp. 4.375% 4/15/23	5,750,000	5,994,375
		19,777,027
Multiline Retail - 0.9%
Dollar Tree, Inc.:
4% 5/15/25	7,000,000	7,399,806
4.2% 5/15/28	7,100,000	7,566,224
		14,966,030
Specialty Retail - 1.2%
Lowe's Companies, Inc. 3.65% 4/5/29	7,100,000	7,714,470
O'Reilly Automotive, Inc.:
3.9% 6/1/29	3,250,000	3,573,570
4.35% 6/1/28	7,000,000	7,853,924
The Home Depot, Inc. 5.95% 4/1/41	941,000	1,352,349
		20,494,313

TOTAL CONSUMER DISCRETIONARY		119,039,531

CONSUMER STAPLES - 6.3%
Beverages - 3.0%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	2,258,000	2,628,392
4.9% 2/1/46	1,075,000	1,278,621
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 1/12/24	8,616,000	9,130,116
4.6% 4/15/48	7,250,000	8,427,934
4.9% 1/23/31	6,380,000	7,640,701
Constellation Brands, Inc.:
3.15% 8/1/29	8,250,000	8,513,073
3.75% 5/1/21	2,000,000	2,045,933
4.25% 5/1/23	3,315,000	3,556,961
Heineken NV 4% 10/1/42 (a)	96,000	105,789
PepsiCo, Inc. 4.25% 10/22/44	6,629,000	8,176,582
		51,504,102
Food Products - 1.4%
Conagra Brands, Inc.:
3.8% 10/22/21	6,632,000	6,823,260
4.6% 11/1/25	8,630,000	9,526,773
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8623% 4/16/21 (b)(c)	3,967,000	3,969,182
3.2% 4/16/21	503,000	511,846
3.7% 10/17/23	2,358,000	2,494,729
		23,325,790
Tobacco - 1.9%
Altria Group, Inc.:
2.85% 8/9/22	5,856,000	5,976,765
4.25% 8/9/42	1,359,000	1,400,908
4.8% 2/14/29	596,000	674,883
BAT Capital Corp. 3.222% 8/15/24	6,050,000	6,223,376
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (a)	8,185,000	8,320,937
3.75% 7/21/22 (a)	4,575,000	4,732,237
4.25% 7/21/25 (a)	1,134,000	1,209,198
Philip Morris International, Inc. 4.375% 11/15/41	2,100,000	2,353,242
Reynolds American, Inc.:
3.25% 6/12/20	235,000	236,783
4% 6/12/22	366,000	382,520
4.45% 6/12/25	585,000	633,477
5.7% 8/15/35	304,000	353,756
		32,498,082

TOTAL CONSUMER STAPLES		107,327,974

ENERGY - 11.1%
Oil, Gas & Consumable Fuels - 11.1%
Alberta Energy Co. Ltd.:
7.375% 11/1/31	1,159,000	1,479,758
8.125% 9/15/30	5,176,000	7,027,070
Anadarko Petroleum Corp.:
4.85% 3/15/21	6,032,000	6,235,805
5.55% 3/15/26	744,000	842,721
Apache Corp. 4.75% 4/15/43	3,233,000	3,125,407
Boardwalk Pipelines LP:
3.375% 2/1/23	3,100,000	3,139,913
4.95% 12/15/24	4,120,000	4,429,765
Canadian Natural Resources Ltd.:
3.9% 2/1/25	4,325,000	4,558,603
5.85% 2/1/35	528,000	638,087
6.25% 3/15/38	4,352,000	5,580,645
Cenovus Energy, Inc.:
3.8% 9/15/23	5,000,000	5,167,815
4.25% 4/15/27	2,900,000	3,028,337
5.7% 10/15/19	457,308	458,826
6.75% 11/15/39	2,920,000	3,610,019
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	6,370,000	7,102,550
Conoco, Inc. 6.95% 4/15/29	3,050,000	4,202,634
ConocoPhillips Co. 6.5% 2/1/39	4,600,000	6,744,137
Continental Resources, Inc. 5% 9/15/22	3,359,000	3,388,892
DCP Midstream LLC:
4.75% 9/30/21 (a)	158,000	161,950
5.35% 3/15/20 (a)	10,096,000	10,217,152
5.85% 5/21/43 (a)(b)	7,500,000	6,656,250
DCP Midstream Operating LP:
3.875% 3/15/23	222,000	224,775
4.95% 4/1/22	1,925,000	1,992,375
5.125% 5/15/29	4,650,000	4,766,483
5.6% 4/1/44	340,000	320,450
Empresa Nacional de Petroleo 4.5% 9/14/47 (a)	2,750,000	2,985,039
Enbridge Energy Partners LP 4.2% 9/15/21	140,000	144,589
Enbridge, Inc.:
4.25% 12/1/26	425,000	471,074
5.5% 12/1/46	3,794,000	4,892,955
Energy Transfer Partners LP:
4.2% 9/15/23	288,000	304,507
4.95% 6/15/28	981,000	1,097,398
5.8% 6/15/38	547,000	637,090
6% 6/15/48	356,000	424,598
Enterprise Products Operating LP:
2.55% 10/15/19	163,000	162,988
3.75% 2/15/25	547,000	586,482
4.85% 3/15/44	2,023,000	2,356,680
4.95% 10/15/54	2,437,000	2,918,996
EQT Corp. 2.5% 10/1/20	1,071,000	1,065,231
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (a)	5,023,000	5,445,691
MPLX LP:
3.375% 3/15/23	680,000	699,988
4.875% 12/1/24	423,000	463,966
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (b)(c)	1,446,000	1,452,594
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (b)(c)	1,672,000	1,678,561
3 month U.S. LIBOR + 1.450% 3.637% 8/15/22 (b)(c)	10,821,000	10,857,726
2.6% 8/13/21	443,000	445,944
2.7% 8/15/22	391,000	394,849
2.9% 8/15/24	1,293,000	1,305,092
3.2% 8/15/26	174,000	175,800
4.3% 8/15/39	80,000	83,713
4.4% 8/15/49	80,000	83,442
Petroleos Mexicanos:
5.375% 3/13/22	620,000	633,950
5.5% 1/21/21	545,000	556,429
6% 3/5/20	74,000	75,064
6.375% 2/4/21	3,870,000	3,978,360
6.5% 3/13/27	6,598,000	6,738,826
6.875% 8/4/26	2,930,000	3,072,105
Phillips 66 Co. 4.3% 4/1/22	300,000	317,079
Plains All American Pipeline LP/PAA Finance Corp.:
3.85% 10/15/23	5,550,000	5,760,924
4.65% 10/15/25	6,525,000	6,997,244
5.75% 1/15/20	3,729,000	3,769,542
Southeast Supply Header LLC 4.25% 6/15/24 (a)	667,000	687,111
Spectra Energy Partners LP:
3.375% 10/15/26	4,629,000	4,809,551
4.5% 3/15/45	971,000	1,061,739
Sunoco Logistics Partner Operations LP:
4% 10/1/27	4,515,000	4,766,404
5.4% 10/1/47	1,951,000	2,176,094
The Williams Companies, Inc. 5.75% 6/24/44	4,911,000	5,885,064
Western Gas Partners LP:
4.65% 7/1/26	264,000	268,863
5.375% 6/1/21	1,273,000	1,316,289
Williams Partners LP 3.9% 1/15/25	280,000	294,414
		189,400,464
FINANCIALS - 30.4%
Banks - 14.7%
AIB Group PLC:
4.263% 4/10/25 (a)(b)	5,462,000	5,701,857
4.75% 10/12/23 (a)	6,700,000	7,095,550
Bank Ireland Group PLC 4.5% 11/25/23 (a)	6,700,000	7,034,571
Bank of America Corp.:
3 month U.S. LIBOR + 0.790% 3.2685% 3/5/24 (b)(c)	16,000,000	16,001,648
3.194% 7/23/30 (b)	7,750,000	8,092,651
3.705% 4/24/28 (b)	7,000,000	7,552,713
4% 1/22/25	3,277,000	3,501,359
Bank of Nova Scotia 4.5% 12/16/25	7,405,000	8,128,316
Barclays PLC:
3.65% 3/16/25	4,116,000	4,192,805
5.088% 6/20/30 (b)	1,993,000	2,070,254
BNP Paribas SA 3.375% 1/9/25 (a)	5,617,000	5,826,250
BPCE SA 4% 9/12/23 (a)	6,500,000	6,878,371
Citigroup, Inc.:
3 month U.S. LIBOR + 1.430% 3.9503% 9/1/23 (b)(c)	8,780,000	8,945,187
4.05% 7/30/22	316,000	331,403
4.4% 6/10/25	1,482,000	1,608,194
5.5% 9/13/25	1,317,000	1,509,441
8.125% 7/15/39	1,924,000	3,216,289
Citizens Bank NA 3.7% 3/29/23	13,300,000	14,003,611
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	7,317,000	7,637,687
Credit Suisse Group Funding Guernsey Ltd. 4.55% 4/17/26	5,136,000	5,690,963
Discover Bank 7% 4/15/20	2,391,000	2,457,818
Fifth Third Bancorp:
4.3% 1/16/24	4,001,000	4,314,060
8.25% 3/1/38	3,848,000	5,976,012
HSBC Holdings PLC 4.041% 3/13/28 (b)	6,330,000	6,752,282
Huntington Bancshares, Inc. 4% 5/15/25	7,050,000	7,617,618
Intesa Sanpaolo SpA 5.017% 6/26/24 (a)	7,245,000	7,426,187
Lloyds Banking Group PLC:
2.907% 11/7/23 (b)	5,938,000	5,956,218
3.1% 7/6/21	2,463,000	2,499,182
4.375% 3/22/28	7,313,000	7,969,564
Rabobank Nederland:
3.75% 7/21/26	7,120,000	7,454,511
4.625% 12/1/23	4,531,000	4,898,712
Regions Bank 6.45% 6/26/37	2,611,000	3,495,822
Royal Bank of Canada:
2.55% 7/16/24	10,000,000	10,194,262
4.65% 1/27/26	1,181,000	1,317,301
Royal Bank of Scotland Group PLC:
6% 12/19/23	5,228,000	5,693,744
6.1% 6/10/23	1,000,000	1,084,531
6.125% 12/15/22	5,972,000	6,460,453
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,900,000	6,069,582
3.5% 6/7/24	7,415,000	7,669,683
Standard Chartered PLC 3.785% 5/21/25 (a)(b)	7,313,000	7,547,819
Synovus Financial Corp. 3.125% 11/1/22	5,717,000	5,728,434
UniCredit SpA 3.75% 4/12/22 (a)	5,900,000	6,027,886
		249,630,801
Capital Markets - 7.0%
Ares Capital Corp. 4.25% 3/1/25	5,750,000	5,962,639
CME Group, Inc. 5.3% 9/15/43	3,050,000	4,239,925
Credit Suisse Group AG 3.574% 1/9/23 (a)	8,700,000	8,920,066
Deutsche Bank AG 2.7% 7/13/20	5,200,000	5,186,661
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,000,000	6,082,663
3.5% 11/16/26	5,750,000	6,018,923
3.75% 5/22/25	10,750,000	11,463,009
3.75% 2/25/26	5,000,000	5,326,949
Merrill Lynch & Co., Inc. 6.11% 1/29/37	2,269,000	3,037,504
Moody's Corp. 5.25% 7/15/44	3,386,000	4,365,444
Morgan Stanley:
3.737% 4/24/24 (b)	6,925,000	7,285,654
3.875% 1/27/26	5,020,000	5,427,204
4.3% 1/27/45	948,000	1,122,083
4.875% 11/1/22	9,466,000	10,183,009
5% 11/24/25	8,200,000	9,252,083
5.5% 7/28/21	1,222,000	1,296,572
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	7,500,000	7,924,984
UBS Group AG 3 month U.S. LIBOR + 1.468% 3.126% 8/13/30 (a)(b)(c)	9,540,000	9,769,300
UBS Group Funding AG 3.491% 5/23/23 (a)	5,800,000	5,976,186
		118,840,858
Consumer Finance - 2.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,740,000	5,883,253
3.5% 5/26/22	395,000	405,781
3.95% 2/1/22	7,500,000	7,773,372
4.875% 1/16/24	371,000	402,410
5% 10/1/21	3,970,000	4,162,931
Ally Financial, Inc. 4.125% 2/13/22	5,560,000	5,768,500
Discover Financial Services:
3.85% 11/21/22	2,538,000	2,662,143
4.5% 1/30/26	1,159,000	1,280,027
5.2% 4/27/22	2,355,000	2,532,458
Ford Motor Credit Co. LLC:
2.597% 11/4/19	4,950,000	4,948,763
3.336% 3/18/21	13,000,000	13,084,906
Synchrony Financial 4.375% 3/19/24	568,000	606,718
		49,511,262
Diversified Financial Services - 1.7%
AXA Equitable Holdings, Inc. 4.35% 4/20/28	6,800,000	7,301,018
Berkshire Hathaway Finance Corp. 4.4% 5/15/42	107,000	130,506
Brixmor Operating Partnership LP 4.125% 5/15/29	1,237,000	1,338,219
Cigna Corp.:
4.125% 11/15/25	933,000	1,015,073
4.375% 10/15/28	1,486,000	1,661,647
4.8% 8/15/38	925,000	1,069,434
4.9% 12/15/48	924,000	1,093,453
GE Capital International Funding Co. 4.418% 11/15/35	7,005,000	7,117,195
General Electric Capital Corp. 5.875% 1/14/38	150,000	173,250
ING U.S., Inc. 5.7% 7/15/43	2,607,000	3,398,462
Voya Financial, Inc. 4.7% 1/23/48 (b)	5,600,000	5,224,800
		29,523,057
Insurance - 4.1%
ACE INA Holdings, Inc. 4.35% 11/3/45	525,000	662,891
AIA Group Ltd.:
3.6% 4/9/29 (a)	3,500,000	3,795,212
3.9% 4/6/28 (a)	6,785,000	7,468,431
American International Group, Inc.:
4.375% 1/15/55	2,685,000	2,926,815
4.5% 7/16/44	5,833,000	6,668,183
5.75% 4/1/48 (b)	6,400,000	6,768,640
Aon Corp. 6.25% 9/30/40	253,000	349,258
Aon PLC 4.75% 5/15/45	6,000,000	7,258,721
Five Corners Funding Trust 4.419% 11/15/23 (a)	4,111,000	4,464,273
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,211,000	1,365,533
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	977,000	1,122,360
4.8% 7/15/21	1,643,000	1,711,880
4.9% 3/15/49	892,000	1,158,076
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65(a)	2,264,000	2,765,243
5.375% 12/1/41 (a)	148,000	192,339
Pacific LifeCorp 5.125% 1/30/43 (a)	1,285,000	1,549,007
Pricoa Global Funding I 5.625% 6/15/43 (b)	5,000,000	5,358,000
Principal Financial Group, Inc. 3.7% 5/15/29	1,407,000	1,529,303
Prudential Financial, Inc. 3.935% 12/7/49	1,508,000	1,680,427
Unum Group 5.75% 8/15/42	3,748,000	4,653,750
Willis Group North America, Inc. 3.6% 5/15/24	6,692,000	6,975,206
		70,423,548

TOTAL FINANCIALS		517,929,526

HEALTH CARE - 8.2%
Biotechnology - 0.5%
Celgene Corp. 3.9% 2/20/28	7,300,000	8,110,188
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories 4.75% 11/30/36	3,700,000	4,634,717
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (b)(c)	2,114,000	2,114,613
2.894% 6/6/22	1,279,000	1,300,099
3.363% 6/6/24	4,130,000	4,306,387
Boston Scientific Corp. 4% 3/1/28	7,000,000	7,705,182
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.1685% 3/19/21 (b)(c)	1,981,000	1,978,708
		22,039,706
Health Care Providers & Services - 2.6%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.173% 3/9/21 (b)(c)	3,264,000	3,278,157
3.7% 3/9/23	3,302,000	3,452,893
4.1% 3/25/25	2,674,000	2,860,732
4.78% 3/25/38	3,872,000	4,341,915
Elanco Animal Health, Inc.:
3.912% 8/27/21	245,000	249,724
4.272% 8/28/23	313,000	327,838
4.9% 8/28/28	8,821,000	9,620,385
HCA Holdings, Inc.:
4.125% 6/15/29	3,448,000	3,673,913
5.125% 6/15/39	3,358,000	3,707,568
5.25% 6/15/49	3,700,000	4,130,653
UnitedHealth Group, Inc.:
3.95% 10/15/42	132,000	147,138
4.25% 3/15/43	2,500,000	2,893,740
4.625% 7/15/35	745,000	915,032
4.625% 11/15/41	965,000	1,173,210
4.75% 7/15/45	1,829,000	2,278,023
WellPoint, Inc. 3.3% 1/15/23	1,300,000	1,342,710
		44,393,631
Pharmaceuticals - 3.8%
Actavis Funding SCS 4.55% 3/15/35	5,473,000	5,887,512
AstraZeneca PLC 6.45% 9/15/37	5,530,000	7,944,438
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	6,677,000	7,196,470
4.625% 6/25/38 (a)	2,970,000	3,265,361
Bristol-Myers Squibb Co.:
3.2% 6/15/26 (a)	7,050,000	7,459,798
4.125% 6/15/39 (a)	2,030,000	2,355,939
4.25% 10/26/49 (a)	7,190,000	8,648,504
Mylan NV 4.55% 4/15/28	9,004,000	9,693,430
Perrigo Co. PLC 3.5% 3/15/21	898,000	902,802
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	5,300,000	5,316,430
2.875% 9/23/23	3,000,000	3,068,434
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23	3,500,000	2,948,750
		64,687,868

TOTAL HEALTH CARE		139,231,393

INDUSTRIALS - 4.7%
Aerospace & Defense - 1.2%
BAE Systems Holdings, Inc. 2.85% 12/15/20 (a)	3,251,000	3,270,663
Harris Corp. 3.95% 5/28/24 (a)	1,026,000	1,094,858
Lockheed Martin Corp. 4.09% 9/15/52	2,994,000	3,605,622
Northrop Grumman Corp.:
2.93% 1/15/25	6,000,000	6,211,050
4.03% 10/15/47	6,000,000	6,946,746
		21,128,939
Airlines - 0.8%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	3,473,000	3,525,790
American Airlines, Inc. 3.75% 10/15/25	5,152,503	5,304,561
Delta Air Lines, Inc. 3.4% 4/19/21	2,057,000	2,085,319
United Airlines, Inc. equipment trust certificate 4.6% 3/1/26	2,456,867	2,570,129
		13,485,799
Commercial Services & Supplies - 0.3%
Steelcase, Inc. 5.125% 1/18/29	4,278,000	4,877,071
Electrical Equipment - 0.8%
Hubbell, Inc. 3.5% 2/15/28	6,000,000	6,260,369
Rockwell Automation, Inc. 3.5% 3/1/29	6,550,000	7,218,838
		13,479,207
Industrial Conglomerates - 0.8%
General Electric Co. 4.125% 10/9/42	434,000	416,064
Roper Technologies, Inc.:
2.8% 12/15/21	1,681,000	1,704,197
2.95% 9/15/29	7,800,000	7,893,195
3.65% 9/15/23	1,747,000	1,840,348
3.8% 12/15/26	1,738,000	1,883,943
		13,737,747
Machinery - 0.0%
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44	559,000	649,379
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC:
4.15% 4/1/45	1,008,000	1,183,172
4.4% 3/15/42	2,500,000	2,980,145
		4,163,317
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.5% 3/1/21	7,500,000	7,531,978
3.75% 2/1/22	1,086,000	1,118,836
		8,650,814

TOTAL INDUSTRIALS		80,172,273

INFORMATION TECHNOLOGY - 3.1%
Electronic Equipment & Components - 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	3,590,000	3,704,144
6.02% 6/15/26 (a)	3,770,000	4,254,815
		7,958,959
IT Services - 0.2%
Fiserv, Inc. 3.5% 7/1/29	4,201,000	4,461,851
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc. 4.35% 4/1/47	5,000,000	6,127,811
Microchip Technology, Inc. 3.922% 6/1/21	7,233,000	7,387,583
Micron Technology, Inc.:
4.185% 2/15/27	7,660,000	7,902,768
4.64% 2/6/24	8,167,000	8,706,944
		30,125,106
Software - 0.3%
Oracle Corp.:
4.375% 5/15/55	4,148,000	5,001,670
5.375% 7/15/40	240,000	321,811
		5,323,481
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 3.85% 8/4/46	5,043,000	5,799,995

TOTAL INFORMATION TECHNOLOGY		53,669,392

MATERIALS - 1.7%
Chemicals - 0.8%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	1,345,000	1,392,068
Nutrien Ltd. 4% 12/15/26	995,000	1,073,858
The Dow Chemical Co.:
3.625% 5/15/26 (a)	7,175,000	7,546,753
4.55% 11/30/25 (a)	2,306,000	2,543,027
		12,555,706
Construction Materials - 0.4%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	6,800,000	7,358,443
Containers & Packaging - 0.4%
Avery Dennison Corp. 4.875% 12/6/28	6,460,000	7,364,998
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	407,000	423,060
6.75% 10/19/75 (a)(b)	1,010,000	1,182,912
		1,605,972

TOTAL MATERIALS		28,885,119

REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Alexandria Real Estate Equities, Inc. 4.7% 7/1/30	1,536,000	1,806,731
Camden Property Trust:
3.15% 7/1/29	7,000,000	7,412,754
4.25% 1/15/24	758,000	820,440
Corporate Office Properties LP:
3.6% 5/15/23	3,140,000	3,211,404
3.7% 6/15/21	476,000	482,421
DDR Corp. 4.625% 7/15/22	1,879,000	1,970,119
Healthcare Trust of America Holdings LP 2.95% 7/1/22	1,521,000	1,548,253
Hudson Pacific Properties LP 3.95% 11/1/27	4,600,000	4,914,142
Kimco Realty Corp. 3.3% 2/1/25	5,732,000	5,949,871
Lexington Corporate Properties Trust 4.4% 6/15/24	250,000	261,568
Omega Healthcare Investors, Inc. 4.375% 8/1/23	7,500,000	7,904,207
Ventas Realty LP:
2.65% 1/15/25	986,000	999,053
3% 1/15/30	1,267,000	1,275,473
4.125% 1/15/26	345,000	373,924
		38,930,360
Real Estate Management & Development - 0.7%
Brandywine Operating Partnership LP:
3.95% 2/15/23	2,173,000	2,273,087
4.1% 10/1/24	3,000,000	3,178,526
4.55% 10/1/29	2,014,000	2,202,397
Liberty Property LP:
3.375% 6/15/23	1,087,000	1,128,215
4.125% 6/15/22	1,832,000	1,919,233
4.75% 10/1/20	752,000	768,110
Mack-Cali Realty LP 4.5% 4/18/22	94,000	94,420
		11,563,988

TOTAL REAL ESTATE		50,494,348

UTILITIES - 5.8%
Electric Utilities - 3.2%
Cleco Corporate Holdings LLC 3.743% 5/1/26	10,141,000	10,579,567
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	4,006,000	4,245,748
Duke Energy Industries, Inc. 4.9% 7/15/43	3,000,000	3,868,734
Duquesne Light Holdings, Inc.:
3.616% 8/1/27 (a)	1,831,000	1,886,036
5.9% 12/1/21 (a)	500,000	533,580
6.4% 9/15/20 (a)	1,310,000	1,359,191
Exelon Corp. 3.497% 6/1/22 (b)	10,439,000	10,748,094
Indiana Michigan Power Co. 4.55% 3/15/46	1,274,000	1,571,013
IPALCO Enterprises, Inc.:
3.45% 7/15/20	1,894,000	1,905,402
3.7% 9/1/24	477,000	499,048
ITC Holdings Corp. 2.7% 11/15/22	1,493,000	1,515,455
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9613% 3/27/20 (b)(c)	807,000	807,100
Nevada Power Co. 3.7% 5/1/29	6,300,000	6,994,714
Tampa Electric Co. 6.55% 5/15/36	500,000	705,251
TECO Finance, Inc. 5.15% 3/15/20	114,000	115,639
Virginia Electric & Power Co. 3.8% 4/1/28	6,500,000	7,184,597
Xcel Energy, Inc. 4.8% 9/15/41	554,000	656,589
		55,175,758
Gas Utilities - 0.5%
AGL Capital Corp. 2.45% 10/1/23	5,300,000	5,350,580
Boston Gas Co. 4.487% 2/15/42 (a)	2,000,000	2,391,093
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	18,000	18,519
		7,760,192
Multi-Utilities - 2.1%
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	7,158,000	6,692,730
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (b)(c)	145,000	137,025
2.715% 8/15/21	2,353,000	2,372,793
3.071% 8/15/24 (b)	9,850,000	10,127,665
NiSource Finance Corp.:
2.65% 11/17/22	2,115,000	2,147,665
3.49% 5/15/27	4,000,000	4,244,346
5.25% 2/15/43	234,000	289,387
5.95% 6/15/41	1,493,000	1,995,015
Puget Energy, Inc.:
3.65% 5/15/25	2,935,000	3,032,602
5.625% 7/15/22	4,240,000	4,558,932
6.5% 12/15/20	613,000	644,478
Sempra Energy 2.875% 10/1/22	224,000	227,583
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (b)(c)	117,000	98,948
		36,569,169

TOTAL UTILITIES		99,505,119

TOTAL NONCONVERTIBLE BONDS
(Cost $1,372,739,956)		1,475,226,322

U.S. Treasury Obligations - 6.0%
U.S. Treasury Bonds 2.5% 2/15/46	86,459,000	96,047,159
U.S. Treasury Notes 1.5% 8/15/26	6,234,000	6,252,994
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $88,534,050)		102,300,153

Asset-Backed Securities - 0.2%
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)	$
(Cost $2,516,150)	2,516,150	2,648,449

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,545,000	2,876,945
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	40,000	63,931
7.5% 4/1/34	1,165,000	1,835,364
7.55% 4/1/39	1,815,000	3,043,265
Series 2010, 7.625% 3/1/40	345,000	575,536
TOTAL MUNICIPAL SECURITIES
(Cost $6,564,066)		8,395,041

Foreign Government and Government Agency Obligations - 0.4%
State of Qatar 3.375% 3/14/24(a)	$
(Cost $6,343,616)	6,350,000	6,725,047

Bank Notes - 1.0%
Citibank NA 3.65% 1/23/24	6,520,000	6,949,667
Compass Bank 2.875% 6/29/22	2,667,000	2,712,779
Discover Bank 3.35% 2/6/23	7,500,000	7,761,176
TOTAL BANK NOTES
(Cost $16,671,805)		17,423,622

Preferred Securities - 0.8%
FINANCIALS - 0.8%
Banks - 0.8%
Barclays Bank PLC 7.625% 11/21/22 (Cost $14,473,018)	$12,560,000	$14,115,452
	Shares	Value

Money Market Funds - 4.1%
Fidelity Cash Central Fund 2.13% (d)
(Cost $69,617,123)	69,604,475	69,618,396
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $1,577,459,784)		1,696,452,482
NET OTHER ASSETS (LIABILITIES) - 0.5%		9,248,858
NET ASSETS - 100%		$1,705,701,340

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $255,097,538 or 15.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$960,724
Total	$960,724

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,475,226,322	$--	$1,475,226,322	$--
U.S. Government and Government Agency Obligations	102,300,153	--	102,300,153	--
Asset-Backed Securities	2,648,449	--	2,648,449	--
Municipal Securities	8,395,041	--	8,395,041	--
Foreign Government and Government Agency Obligations	6,725,047	--	6,725,047	--
Bank Notes	17,423,622	--	17,423,622	--
Preferred Securities	14,115,452	--	14,115,452	--
Money Market Funds	69,618,396	69,618,396	--	--
Total Investments in Securities:	$1,696,452,482	$69,618,396	$1,626,834,086	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.8%
United Kingdom	6.4%
Canada	3.7%
Ireland	3.1%
Switzerland	1.4%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,507,842,661)	$1,626,834,086
Fidelity Central Funds (cost $69,617,123)	69,618,396
Total Investment in Securities (cost $1,577,459,784)		$1,696,452,482
Receivable for fund shares sold		3,817,815
Interest receivable		15,637,044
Distributions receivable from Fidelity Central Funds		125,085
Receivable from investment adviser for expense reductions		1,529
Total assets		1,716,033,955
Liabilities
Payable for investments purchased	$7,745,117
Payable for fund shares redeemed	1,662,161
Distributions payable	278,183
Accrued management fee	483,554
Distribution and service plan fees payable	22,664
Other affiliated payables	140,936
Total liabilities		10,332,615
Net Assets		$1,705,701,340
Net Assets consist of:
Paid in capital		$1,589,470,880
Total distributable earnings (loss)		116,230,460
Net Assets		$1,705,701,340
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($48,409,589 ÷ 3,956,470 shares)(a)		$12.24
Maximum offering price per share (100/96.00 of $12.24)		$12.75
Class M:
Net Asset Value and redemption price per share ($9,093,315 ÷ 743,199 shares)(a)		$12.24
Maximum offering price per share (100/96.00 of $12.24)		$12.75
Class C:
Net Asset Value and offering price per share ($14,009,139 ÷ 1,145,111 shares)(a)		$12.23
Corporate Bond:
Net Asset Value, offering price and redemption price per share ($1,411,052,497 ÷ 115,327,707 shares)		$12.24
Class I:
Net Asset Value, offering price and redemption price per share ($122,653,652 ÷ 10,024,343 shares)		$12.24
Class Z:
Net Asset Value, offering price and redemption price per share ($100,483,148 ÷ 8,215,379 shares)		$12.23

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Dividends		$957,700
Interest		55,099,913
Income from Fidelity Central Funds		960,724
Total income		57,018,337
Expenses
Management fee	$4,866,653
Transfer agent fees	1,493,468
Distribution and service plan fees	245,874
Independent trustees' fees and expenses	6,263
Commitment fees	3,601
Total expenses before reductions	6,615,859
Expense reductions	(4,474)
Total expenses after reductions		6,611,385
Net investment income (loss)		50,406,952
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,670
Fidelity Central Funds	(1,241)
Total net realized gain (loss)		43,429
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	128,276,892
Fidelity Central Funds	1,242
Total change in net unrealized appreciation (depreciation)		128,278,134
Net gain (loss)		128,321,563
Net increase (decrease) in net assets resulting from operations		$178,728,515

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,406,952	$42,680,319
Net realized gain (loss)	43,429	3,692,704
Change in net unrealized appreciation (depreciation)	128,278,134	(53,560,486)
Net increase (decrease) in net assets resulting from operations	178,728,515	(7,187,463)
Distributions to shareholders	(49,952,195)	–
Distributions to shareholders from net investment income	–	(42,219,535)
Total distributions	(49,952,195)	(42,219,535)
Share transactions - net increase (decrease)	244,875,420	183,363,326
Total increase (decrease) in net assets	373,651,740	133,956,328
Net Assets
Beginning of period	1,332,049,600	1,198,093,272
End of period	$1,705,701,340	$1,332,049,600
Other Information
Undistributed net investment income end of period		$1,112,420

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Corporate Bond Fund Class A

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$11.68	$11.73	$11.11	$11.53
Income from Investment Operations
Net investment income (loss)A	.376	.352	.329	.337	.319
Net realized and unrealized gain (loss)	1.018	(.465)	(.054)	.618	(.420)
Total from investment operations	1.394	(.113)	.275	.955	(.101)
Distributions from net investment income	(.374)	(.347)	(.325)	(.335)	(.312)
Distributions from net realized gain	–	–	–	–	(.007)
Total distributions	(.374)	(.347)	(.325)	(.335)	(.319)
Net asset value, end of period	$12.24	$11.22	$11.68	$11.73	$11.11
Total ReturnB,C	12.72%	(.97)%	2.43%	8.77%	(.92)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.79%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.79%	.79%
Expenses net of all reductions	.79%	.79%	.79%	.79%	.79%
Net investment income (loss)	3.31%	3.09%	2.87%	3.00%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$48,410	$37,046	$38,496	$43,691	$29,835
Portfolio turnover rateF	28%	47%	42%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class M

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$11.68	$11.73	$11.11	$11.53
Income from Investment Operations
Net investment income (loss)A	.368	.343	.319	.328	.311
Net realized and unrealized gain (loss)	1.017	(.465)	(.054)	.617	(.420)
Total from investment operations	1.385	(.122)	.265	.945	(.109)
Distributions from net investment income	(.365)	(.338)	(.315)	(.325)	(.304)
Distributions from net realized gain	–	–	–	–	(.007)
Total distributions	(.365)	(.338)	(.315)	(.325)	(.311)
Net asset value, end of period	$12.24	$11.22	$11.68	$11.73	$11.11
Total ReturnB,C	12.64%	(1.05)%	2.35%	8.68%	(.99)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.87%	.87%	.87%	.86%
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%	.86%
Expenses net of all reductions	.87%	.87%	.87%	.87%	.86%
Net investment income (loss)	3.24%	3.00%	2.79%	2.92%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$9,093	$7,819	$9,317	$9,443	$7,812
Portfolio turnover rateF	28%	47%	42%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class C

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$11.68	$11.72	$11.11	$11.53
Income from Investment Operations
Net investment income (loss)A	.292	.266	.242	.253	.231
Net realized and unrealized gain (loss)	1.005	(.465)	(.044)	.607	(.419)
Total from investment operations	1.297	(.199)	.198	.860	(.188)
Distributions from net investment income	(.287)	(.261)	(.238)	(.250)	(.225)
Distributions from net realized gain	–	–	–	–	(.007)
Total distributions	(.287)	(.261)	(.238)	(.250)	(.232)
Net asset value, end of period	$12.23	$11.22	$11.68	$11.72	$11.11
Total ReturnB,C	11.78%	(1.72)%	1.75%	7.86%	(1.67)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.55%	1.55%	1.54%	1.54%	1.55%
Expenses net of fee waivers, if any	1.55%	1.55%	1.54%	1.54%	1.55%
Expenses net of all reductions	1.55%	1.55%	1.54%	1.54%	1.55%
Net investment income (loss)	2.56%	2.33%	2.11%	2.25%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$14,009	$14,836	$18,432	$20,816	$20,372
Portfolio turnover rateF	28%	47%	42%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$11.68	$11.73	$11.11	$11.53
Income from Investment Operations
Net investment income (loss)A	.415	.389	.367	.375	.358
Net realized and unrealized gain (loss)	1.017	(.463)	(.054)	.618	(.420)
Total from investment operations	1.432	(.074)	.313	.993	(.062)
Distributions from net investment income	(.412)	(.386)	(.363)	(.373)	(.351)
Distributions from net realized gain	–	–	–	–	(.007)
Total distributions	(.412)	(.386)	(.363)	(.373)	(.358)
Net asset value, end of period	$12.24	$11.22	$11.68	$11.73	$11.11
Total ReturnB	13.10%	(.63)%	2.77%	9.14%	(.58)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	3.65%	3.43%	3.20%	3.34%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,411,052	$1,142,503	$991,210	$1,000,845	$800,365
Portfolio turnover rateE	28%	47%	42%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .01%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class I

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$11.68	$11.73	$11.11	$11.53
Income from Investment Operations
Net investment income (loss)A	.412	.385	.362	.369	.350
Net realized and unrealized gain (loss)	1.015	(.465)	(.054)	.618	(.418)
Total from investment operations	1.427	(.080)	.308	.987	(.068)
Distributions from net investment income	(.407)	(.380)	(.358)	(.367)	(.345)
Distributions from net realized gain	–	–	–	–	(.007)
Total distributions	(.407)	(.380)	(.358)	(.367)	(.352)
Net asset value, end of period	$12.24	$11.22	$11.68	$11.73	$11.11
Total ReturnB	13.06%	(.68)%	2.72%	9.08%	(.63)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.49%	.50%	.50%	.50%	.50%
Net investment income (loss)	3.63%	3.38%	3.15%	3.29%	3.07%
Supplemental Data
Net assets, end of period (000 omitted)	$122,654	$129,845	$140,638	$158,470	$118,825
Portfolio turnover rateE	28%	47%	42%	40%	50%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .01%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class Z

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.16
Income from Investment Operations
Net investment income (loss)B	.358
Net realized and unrealized gain (loss)	1.097
Total from investment operations	1.455
Distributions from net investment income	(.385)
Distributions from net realized gain	–
Total distributions	(.385)
Net asset value, end of period	$12.23
Total ReturnC,D	13.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	3.54%G
Supplemental Data
Net assets, end of period (000 omitted)	$100,483
Portfolio turnover rateH	28%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .01%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Corporate Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$122,974,384
Gross unrealized depreciation	(2,552,274)
Net unrealized appreciation (depreciation)	$120,422,110
Tax Cost	$1,576,030,372

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(3,970,000)
Net unrealized appreciation (depreciation) on securities and other investments	$120,422,110

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,646,659)
Long-term	(1,323,341)
Total capital loss carryforward	$(3,970,000)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$49,952,195	$ 42,219,535

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $419,187,187 and $302,281,200, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees, and other expenses such as interest expense, including commitment fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$95,325	$2,650
Class M	-%	.25%	19,546	27
Class C	.75%	.25%	131,003	11,622
			$245,874	$14,299

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,962
Class M	1,109
Class C(a)	1,240
$16,311

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Corporate Bond and Class Z. FIIOC receives an asset-based fee of Corporate Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$71,851.19
Class M	20,722.26
Class C	26,729.20
Corporate Bond	1,197,546.10
Class I	171,176.14
Class Z	5,444	.05(a)
	$1,493,468

 (a) Annualized

During the period, the investment adviser or its affiliates waived a portion of these fees.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,601 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Effective October 2, 2018, the investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$4,027

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $175. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class I	$272

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019(a)	Year ended August 31, 2018
Distributions to shareholders
Class A	$1,248,823	$–
Class M	250,897	–
Class C	332,165	–
Corporate Bond	43,436,340	–
Class I	4,302,495	–
Class Z	381,475	–
Total	$49,952,195	$–
From net investment income
Class A	$–	$1,167,291
Class M	–	246,317
Class C	–	385,348
Corporate Bond	–	35,907,219
Class I	–	4,513,360
Total	$–	$42,219,535

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019(a)	Year ended August 31, 2018	Year ended August 31, 2019(a)	Year ended August 31, 2018
Class A
Shares sold	1,484,140	835,988	$17,125,223	$9,601,021
Reinvestment of distributions	107,547	100,826	1,228,195	1,148,607
Shares redeemed	(937,620)	(929,162)	(10,568,541)	(10,606,810)
Net increase (decrease)	654,067	7,652	$7,784,877	$142,818
Class M
Shares sold	160,127	178,640	$1,863,645	$2,044,754
Reinvestment of distributions	21,807	21,371	248,556	243,643
Shares redeemed	(135,764)	(300,395)	(1,536,097)	(3,452,063)
Net increase (decrease)	46,170	(100,384)	$576,104	$(1,163,666)
Class C
Shares sold	377,877	224,032	$4,379,476	$2,578,882
Reinvestment of distributions	28,886	33,501	328,173	381,886
Shares redeemed	(584,327)	(512,655)	(6,601,165)	(5,849,142)
Net increase (decrease)	(177,564)	(255,122)	$(1,893,516)	$(2,888,374)
Corporate Bond
Shares sold	47,342,827	46,084,368	$546,027,481	$524,819,506
Reinvestment of distributions	3,552,770	2,956,365	40,551,324	33,626,733
Shares redeemed	(37,414,288)	(32,031,396)	(429,896,394)	(365,871,641)
Net increase (decrease)	13,481,309	17,009,337	$156,682,411	$192,574,598
Class I
Shares sold	3,010,010	4,550,393	$34,699,141	$52,358,796
Reinvestment of distributions	373,162	385,788	4,244,697	4,393,276
Shares redeemed	(4,933,203)	(5,398,400)	(55,925,091)	(62,054,122)
Net increase (decrease)	(1,550,031)	(462,219)	$(16,981,253)	$(5,302,050)
Class Z
Shares sold	8,540,235	–	$102,599,871	$–
Reinvestment of distributions	29,493	–	348,244	–
Shares redeemed	(354,349)	–	(4,241,318)	–
Net increase (decrease)	8,215,379	–	$98,706,797	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Corporate Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Corporate Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Class A	.78%
Actual		$1,000.00	$1,108.10	$4.14
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class M	.85%
Actual		$1,000.00	$1,107.70	$4.52
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Class C	1.54%
Actual		$1,000.00	$1,103.00	$8.16
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Corporate Bond	.45%
Actual		$1,000.00	$1,109.90	$2.39
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,109.70	$2.61
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.36%
Actual		$1,000.00	$1,109.50	$1.91
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .01%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 2.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $25,559,517 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

CBD-ANN-1019
1.907004.109

Fidelity® Intermediate Bond Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	8.18%	2.72%	3.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index performed over the same period.

Period Ending Values
$14,453	Fidelity® Intermediate Bond Fund
$13,666	Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid continued international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers David DeBiase and Rob Galusza:  For the fiscal year, the fund returned 8.18%, about in line, net of fees, with the 8.12% result of its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, and notably above the Lipper peer group average. Outsized exposure to corporate bonds contributed meaningfully to the fund’s relative result. Within corporates, overweighting the bonds of financial institutions – including banks, insurance firms, finance companies and real estate investment trusts – added relative value. An overweighting and choices among industrial bonds also contributed, especially picks among energy companies. Lighter-than-index exposure to Treasury securities also benefited the fund’s relative return, as did non-index exposure to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Conversely, non-index positioning among mortgage-backed securities (MBS) detracted from the relative result, as did the fund’s small position, on average, in Treasury Inflation Protected Securities (TIPS). Elsewhere, picks among basic industry and communications firms hurt to a small degree, as did not holding sovereign bonds. As of August 31, we slightly decreased the fund’s holdings among industrial bonds and U.S. Treasuries, and added to CMBS, ABS and TIPS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, Julian Potenza assumed co-management responsibilities for the fund, joining David DeBiase and Rob Galusza.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	37.9%
AAA	7.0%
AA	3.4%
A	10.8%
BBB	34.2%
BB and Below	4.8%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	1.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	49.5%
U.S. Government and U.S. Government Agency Obligations	37.9%
Asset-Backed Securities	2.2%
CMOs and Other Mortgage Related Securities	7.2%
Municipal Bonds	0.2%
Other Investments	2.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 9.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 48.4%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
2.8% 2/17/21	$7,750	$7,827
3% 6/30/22	2,110	2,157
3.4% 5/15/25	4,920	5,168
3.6% 2/17/23	5,410	5,655
SBA Tower Trust 3.156% 10/8/20 (a)	4,730	4,775
Verizon Communications, Inc.:
2.946% 3/15/22	2,884	2,959
3.125% 3/16/22	5,300	5,464
		34,005
Entertainment - 0.1%
The Walt Disney Co. 3% 9/15/22 (a)	2,241	2,315
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	6,000	6,340
4.908% 7/23/25	4,820	5,327
Comcast Corp. 3.95% 10/15/25	3,064	3,355
		15,022

TOTAL COMMUNICATION SERVICES		51,342

CONSUMER DISCRETIONARY - 2.2%
Automobiles - 1.4%
Daimler Finance North America LLC:
2.3% 2/12/21 (a)	5,880	5,879
2.85% 1/6/22 (a)	3,657	3,695
General Motors Financial Co., Inc.:
2.65% 4/13/20	4,423	4,430
3.25% 1/5/23	5,500	5,595
4.15% 6/19/23	6,023	6,290
4.35% 4/9/25	6,000	6,286
Volkswagen Group of America Finance LLC 2.45% 11/20/19 (a)	6,500	6,499
		38,674
Household Durables - 0.4%
Lennar Corp. 2.95% 11/29/20	6,000	6,000
Toll Brothers Finance Corp. 4.875% 11/15/25	4,400	4,719
		10,719
Multiline Retail - 0.3%
Dollar Tree, Inc. 4% 5/15/25	7,200	7,611
Specialty Retail - 0.1%
AutoZone, Inc. 3.7% 4/15/22	3,290	3,427

TOTAL CONSUMER DISCRETIONARY		60,431

CONSUMER STAPLES - 2.2%
Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 3.3% 2/1/23	6,446	6,711
Anheuser-Busch InBev Worldwide, Inc. 4.15% 1/23/25	4,876	5,339
		12,050
Food Products - 0.7%
Cargill, Inc. 3.25% 11/15/21 (a)	4,000	4,105
Conagra Brands, Inc. 4.3% 5/1/24	6,700	7,195
General Mills, Inc.:
3.2% 4/16/21	1,071	1,090
3.7% 10/17/23	5,017	5,308
		17,698
Tobacco - 1.1%
Altria Group, Inc.:
3.8% 2/14/24	2,534	2,684
4.8% 2/14/29	6,750	7,643
BAT International Finance PLC 3.5% 6/15/22 (a)	4,810	4,947
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	5,300	5,390
3.5% 2/11/23 (a)	2,700	2,773
3.75% 7/21/22 (a)	4,789	4,954
Reynolds American, Inc. 4% 6/12/22	2,191	2,290
		30,681

TOTAL CONSUMER STAPLES		60,429

ENERGY - 4.9%
Energy Equipment & Services - 0.2%
El Paso Pipeline Partners Operating Co. LLC 6.5% 4/1/20	5,067	5,188
Oil, Gas & Consumable Fuels - 4.7%
Anadarko Petroleum Corp. 4.85% 3/15/21	5,787	5,983
Canadian Natural Resources Ltd.:
3.45% 11/15/21	7,072	7,222
3.9% 2/1/25	3,400	3,584
Cenovus Energy, Inc. 3.8% 9/15/23	10,231	10,574
DCP Midstream LLC 5.35% 3/15/20 (a)	4,118	4,167
DCP Midstream Operating LP 3.875% 3/15/23	3,530	3,574
Enbridge Energy Partners LP 4.2% 9/15/21	4,308	4,449
Energy Transfer Partners LP:
3.6% 2/1/23	3,281	3,367
4.2% 9/15/23	1,661	1,756
4.5% 4/15/24	650	697
Enterprise Products Operating LP 4.05% 2/15/22	4,350	4,550
EQT Corp. 2.5% 10/1/20	2,725	2,710
Kinder Morgan Energy Partners LP:
3.5% 9/1/23	3,022	3,142
3.95% 9/1/22	775	809
MPLX LP:
3.375% 3/15/23	5,069	5,218
4% 2/15/25	500	526
4.5% 7/15/23	990	1,056
Occidental Petroleum Corp.:
2.7% 8/15/22	648	654
2.9% 8/15/24	2,142	2,162
3.2% 8/15/26	288	291
3.5% 8/15/29	907	924
Petrobras Global Finance BV 5.299% 1/27/25	7,000	7,577
Petroleos Mexicanos:
3.5% 1/30/23	6,905	6,708
5.35% 2/12/28	3,350	3,172
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	3,100	3,097
3.65% 6/1/22	5,156	5,299
3.85% 10/15/23	2,649	2,750
Southeast Supply Header LLC 4.25% 6/15/24 (a)	3,066	3,158
The Williams Companies, Inc.:
3.7% 1/15/23	1,003	1,041
4.55% 6/24/24	4,547	4,925
Western Gas Partners LP 5.375% 6/1/21	7,300	7,548
Williams Partners LP:
3.6% 3/15/22	9,470	9,750
4.3% 3/4/24	4,990	5,326
		127,766

TOTAL ENERGY		132,954

FINANCIALS - 21.4%
Banks - 11.1%
Bank of America Corp.:
2.625% 4/19/21	4,740	4,786
3.004% 12/20/23 (b)	6,528	6,699
3.864% 7/23/24 (b)	5,000	5,309
3.974% 2/7/30 (b)	6,800	7,538
4.2% 8/26/24	8,640	9,325
4.25% 10/22/26	3,412	3,725
4.45% 3/3/26	3,485	3,838
Bank of Nova Scotia:
2.8% 7/21/21	3,440	3,496
4.5% 12/16/25	6,400	7,025
Barclays PLC:
2.875% 6/8/20	4,810	4,816
3.2% 8/10/21	4,798	4,841
3.25% 1/12/21	3,509	3,538
3.932% 5/7/25 (b)	4,030	4,143
Canadian Imperial Bank of Commerce 2.55% 6/16/22	4,637	4,718
CIT Group, Inc. 4.75% 2/16/24	5,000	5,375
Citigroup, Inc.:
2.7% 3/30/21	6,300	6,364
2.7% 10/27/22	11,000	11,187
2.75% 4/25/22	4,500	4,581
2.9% 12/8/21	4,703	4,785
4.6% 3/9/26	3,280	3,610
Citizens Bank NA:
2.55% 5/13/21	4,261	4,291
2.65% 5/26/22	3,090	3,138
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	1,271	1,327
Commonwealth Bank of Australia 2.55% 3/15/21	3,120	3,147
Danske Bank A/S 3.875% 9/12/23 (a)	3,000	3,117
First Horizon National Corp. 3.5% 12/15/20	7,958	8,056
HSBC Holdings PLC:
3.262% 3/13/23 (b)	4,790	4,888
3.803% 3/11/25 (b)	6,700	6,989
4% 3/30/22	3,778	3,964
Huntington Bancshares, Inc.:
2.3% 1/14/22	4,800	4,823
3.15% 3/14/21	4,700	4,768
7% 12/15/20	1,204	1,276
ING Groep NV 3.15% 3/29/22	4,500	4,613
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	7,600	7,702
Japan Bank International Cooperation 1.5% 7/21/21	5,952	5,924
JPMorgan Chase & Co.:
3.514% 6/18/22 (b)	9,500	9,725
3.797% 7/23/24 (b)	4,840	5,141
3.875% 9/10/24	5,168	5,525
4.125% 12/15/26	5,070	5,585
4.5% 1/24/22	4,210	4,456
KeyCorp. 5.1% 3/24/21	4,303	4,496
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	4,839	4,841
2.95% 3/1/21	4,196	4,242
3.455% 3/2/23	6,000	6,251
Regions Financial Corp.:
2.75% 8/14/22	5,593	5,691
3.2% 2/8/21	4,701	4,765
3.8% 8/14/23	2,053	2,173
Royal Bank of Scotland Group PLC:
4.519% 6/25/24 (b)	6,878	7,220
5.125% 5/28/24	5,130	5,429
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,000	5,144
4.45% 12/3/21	5,000	5,217
Sumitomo Mitsui Financial Group, Inc. 2.934% 3/9/21	4,046	4,095
SunTrust Banks, Inc. 2.9% 3/3/21	4,672	4,725
Synovus Financial Corp. 3.125% 11/1/22	6,476	6,489
The Toronto-Dominion Bank 2.125% 4/7/21	4,740	4,755
Wells Fargo & Co.:
3.75% 1/24/24	5,350	5,698
4.3% 7/22/27	4,780	5,294
Westpac Banking Corp.:
2.8% 1/11/22	4,802	4,909
4.11% 7/24/34 (b)	1,798	1,893
		301,481
Capital Markets - 2.6%
Credit Suisse Group AG 4.207% 6/12/24 (a)(b)	10,000	10,589
Deutsche Bank AG New York Branch 3.15% 1/22/21	3,413	3,401
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	6,196	6,281
3% 4/26/22	4,000	4,052
3.2% 2/23/23	13,500	13,948
IntercontinentalExchange, Inc. 2.75% 12/1/20	1,103	1,112
Moody's Corp. 2.75% 12/15/21	1,959	1,986
Morgan Stanley:
2.5% 4/21/21	5,000	5,028
3.125% 1/23/23	5,609	5,783
3.737% 4/24/24 (b)	5,698	5,995
3.875% 1/27/26	4,600	4,973
4.875% 11/1/22	3,010	3,238
5.75% 1/25/21	4,378	4,593
		70,979
Consumer Finance - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23	5,800	5,945
3.5% 5/26/22	1,109	1,139
4.125% 7/3/23	2,092	2,219
4.45% 12/16/21	1,512	1,571
Ally Financial, Inc. 4.25% 4/15/21	7,800	8,015
Capital One Financial Corp.:
3.2% 1/30/23	6,000	6,182
3.9% 1/29/24	4,480	4,757
Discover Financial Services:
3.85% 11/21/22	196	206
4.5% 1/30/26	2,428	2,682
5.2% 4/27/22	5,287	5,685
Ford Motor Credit Co. LLC:
3.157% 8/4/20	3,320	3,332
3.336% 3/18/21	7,800	7,851
3.339% 3/28/22	2,657	2,671
4.14% 2/15/23	5,500	5,641
4.25% 9/20/22	4,080	4,219
Hyundai Capital America 3% 10/30/20 (a)	6,329	6,362
Synchrony Financial:
2.85% 7/25/22	726	736
3.75% 8/15/21	4,450	4,550
4.25% 8/15/24	5,000	5,324
4.375% 3/19/24	6,708	7,165
		86,252
Diversified Financial Services - 1.6%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	787	798
3.95% 7/1/24 (a)	1,046	1,077
AXA Equitable Holdings, Inc. 4.35% 4/20/28	5,800	6,227
Brixmor Operating Partnership LP:
3.85% 2/1/25	2,929	3,079
3.875% 8/15/22	9,128	9,525
4.125% 6/15/26	1,347	1,436
Cigna Corp.:
3.75% 7/15/23	2,423	2,547
4.375% 10/15/28	8,024	8,972
GE Capital International Funding Co. 2.342% 11/15/20	5,430	5,400
USAA Capital Corp. 2% 6/1/21 (a)	4,738	4,749
		43,810
Insurance - 2.9%
AIA Group Ltd. 3.9% 4/6/28 (a)	8,500	9,356
American International Group, Inc.:
4.2% 4/1/28	7,000	7,718
4.875% 6/1/22	6,517	6,980
Aon PLC 3.875% 12/15/25	6,215	6,740
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	5,410	5,636
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	2,420	2,596
4.8% 7/15/21	4,925	5,131
Metropolitan Life Global Funding I 2.65% 4/8/22 (a)	7,790	7,915
Pricoa Global Funding I 2.45% 9/21/22 (a)	4,504	4,555
Principal Financial Group, Inc. 3.7% 5/15/29	2,684	2,917
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	4,303	5,416
Unum Group:
4% 3/15/24	3,330	3,536
5.625% 9/15/20	5,021	5,191
Willis Group North America, Inc. 4.5% 9/15/28	5,500	6,189
		79,876

TOTAL FINANCIALS		582,398

HEALTH CARE - 3.1%
Biotechnology - 0.1%
Celgene Corp. 2.875% 8/15/20	3,000	3,018
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. 2.894% 6/6/22	1,094	1,112
Health Care Providers & Services - 1.4%
Aetna, Inc. 2.75% 11/15/22	597	605
Anthem, Inc. 3.35% 12/1/24	4,000	4,181
CVS Health Corp.:
2.8% 7/20/20	2,854	2,868
3.7% 3/9/23	2,000	2,091
4.1% 3/25/25	5,945	6,360
4.3% 3/25/28	5,860	6,396
Elanco Animal Health, Inc.:
3.912% 8/27/21	501	511
4.272% 8/28/23	641	671
Express Scripts Holding Co. 4.75% 11/15/21	2,329	2,453
UnitedHealth Group, Inc.:
2.125% 3/15/21	4,680	4,691
2.75% 2/15/23	684	700
3.35% 7/15/22	1,155	1,199
3.875% 10/15/20	5,296	5,382
		38,108
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.:
3.3% 2/15/22	3,414	3,518
4.15% 2/1/24	918	988
		4,506
Pharmaceuticals - 1.4%
Bristol-Myers Squibb Co.:
2.9% 7/26/24 (a)	6,730	6,978
3.2% 6/15/26 (a)	6,805	7,201
Mylan NV 4.55% 4/15/28	9,726	10,471
Perrigo Co. PLC 3.5% 3/15/21	2,617	2,631
Perrigo Finance PLC 3.5% 12/15/21	351	353
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	8,037	8,062
Zoetis, Inc. 3.25% 2/1/23	1,553	1,606
		37,302

TOTAL HEALTH CARE		84,046

INDUSTRIALS - 2.2%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc.:
2.85% 12/15/20 (a)	6,260	6,298
3.8% 10/7/24 (a)	2,162	2,295
		8,593
Airlines - 0.5%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	5,785	5,873
Delta Air Lines, Inc. 3.8% 4/19/23	2,800	2,913
United Airlines, Inc. equipment trust certificate 4.6% 3/1/26	5,146	5,383
		14,169
Electrical Equipment - 0.1%
Fortive Corp. 2.35% 6/15/21	2,288	2,288
Industrial Conglomerates - 0.2%
General Electric Co. 2.7% 10/9/22	3,340	3,318
Roper Technologies, Inc. 3% 12/15/20	3,140	3,172
		6,490
Machinery - 0.3%
Westinghouse Air Brake Co. 4.4% 3/15/24	7,000	7,497
Trading Companies & Distributors - 0.8%
Air Lease Corp.:
2.625% 7/1/22	3,000	3,027
3.375% 6/1/21	4,710	4,788
4.25% 2/1/24	2,956	3,155
4.75% 3/1/20	2,913	2,946
International Lease Finance Corp. 5.875% 8/15/22	6,480	7,117
		21,033

TOTAL INDUSTRIALS		60,070

INFORMATION TECHNOLOGY - 1.3%
Electronic Equipment & Components - 0.8%
Amphenol Corp.:
3.125% 9/15/21	4,522	4,597
3.2% 4/1/24	1,056	1,091
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	9,430	9,730
5.45% 6/15/23 (a)	6,263	6,807
		22,225
IT Services - 0.2%
The Western Union Co. 4.25% 6/9/23	5,500	5,817
Semiconductors & Semiconductor Equipment - 0.3%
Micron Technology, Inc. 4.185% 2/15/27	6,550	6,758

TOTAL INFORMATION TECHNOLOGY		34,800

MATERIALS - 1.0%
Chemicals - 0.7%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	3,392	3,511
LYB International Finance II BV 3.5% 3/2/27	3,160	3,263
The Dow Chemical Co. 4.125% 11/15/21	4,063	4,216
The Mosaic Co.:
3.25% 11/15/22	1,917	1,965
4.25% 11/15/23	5,095	5,378
		18,333
Construction Materials - 0.3%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	8,500	9,198

TOTAL MATERIALS		27,531

REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 3.1%
Boston Properties, Inc.:
3.2% 1/15/25	3,000	3,122
3.85% 2/1/23	3,900	4,117
Corporate Office Properties LP:
3.7% 6/15/21	2,256	2,286
5% 7/1/25	1,529	1,664
DDR Corp.:
3.625% 2/1/25	1,358	1,401
4.25% 2/1/26	2,246	2,395
4.625% 7/15/22	2,122	2,225
Duke Realty LP 3.625% 4/15/23	1,976	2,069
Equity One, Inc. 3.75% 11/15/22	8,200	8,546
HCP, Inc. 4.25% 11/15/23	5,100	5,480
Healthcare Trust of America Holdings LP 2.95% 7/1/22	4,747	4,832
Hudson Pacific Properties LP 4.65% 4/1/29	3,861	4,340
Kimco Realty Corp.:
3.2% 5/1/21	5,040	5,118
3.4% 11/1/22	2,493	2,582
Lexington Corporate Properties Trust 4.4% 6/15/24	1,190	1,245
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,051	3,215
4.5% 1/15/25	1,111	1,175
4.5% 4/1/27	3,298	3,531
4.95% 4/1/24	1,104	1,189
5.25% 1/15/26	3,160	3,497
Ventas Realty LP:
2.65% 1/15/25	3,986	4,039
3% 1/15/30	2,083	2,097
3.125% 6/15/23	885	913
3.5% 4/15/24	2,379	2,502
4% 3/1/28	1,168	1,269
Welltower, Inc. 3.625% 3/15/24	2,553	2,690
WP Carey, Inc.:
3.85% 7/15/29	633	672
4.6% 4/1/24	5,173	5,564
		83,775
Real Estate Management & Development - 1.1%
Brandywine Operating Partnership LP 3.95% 2/15/23	4,400	4,603
Digital Realty Trust LP 3.95% 7/1/22	4,592	4,809
Liberty Property LP 4.75% 10/1/20	7,111	7,263
Mack-Cali Realty LP 4.5% 4/18/22	1,234	1,240
Post Apartment Homes LP 3.375% 12/1/22	2,705	2,794
Tanger Properties LP 3.75% 12/1/24	3,076	3,164
Washington Prime Group LP 3.85% 4/1/20	4,940	4,908
		28,781

TOTAL REAL ESTATE		112,556

UTILITIES - 4.0%
Electric Utilities - 2.2%
American Electric Power Co., Inc. 2.15% 11/13/20	3,740	3,744
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	6,000	6,359
Commonwealth Edison Co. 4% 8/1/20	4,400	4,456
Duke Energy Corp. 1.8% 9/1/21	1,793	1,782
Duquesne Light Holdings, Inc. 6.4% 9/15/20 (a)	369	383
Edison International 2.95% 3/15/23	1,206	1,209
Eversource Energy:
2.5% 3/15/21	2,923	2,936
2.8% 5/1/23	4,679	4,766
FirstEnergy Corp. 4.25% 3/15/23	4,000	4,251
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,226	1,283
ITC Holdings Corp. 2.7% 11/15/22	3,739	3,795
LG&E and KU Energy LLC 3.75% 11/15/20	19	19
PPL Capital Funding, Inc. 4.2% 6/15/22	4,268	4,479
Progress Energy, Inc. 4.4% 1/15/21	4,958	5,085
Southern Co. 2.35% 7/1/21	7,954	7,977
Tampa Electric Co. 5.4% 5/15/21	1,635	1,724
TECO Finance, Inc. 5.15% 3/15/20	1,709	1,734
Wisconsin Electric Power Co. 2.95% 9/15/21	768	779
Xcel Energy, Inc. 2.4% 3/15/21	1,730	1,738
		58,499
Gas Utilities - 0.1%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,325	1,363
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	806	812
Multi-Utilities - 1.7%
Berkshire Hathaway Energy Co. 3.25% 4/15/28	6,000	6,379
Consolidated Edison Co. of New York, Inc. 4.45% 6/15/20	4,620	4,700
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	4,542	4,247
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (b)(c)	4,221	3,989
2% 8/15/21	1,807	1,800
2.715% 8/15/21	4,237	4,273
NiSource Finance Corp. 2.65% 11/17/22	5,299	5,381
NiSource, Inc.:
2.95% 9/1/29	4,000	4,089
3.65% 6/15/23	6,894	7,190
Sempra Energy 2.875% 10/1/22	1,677	1,704
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (b)(c)	3,383	2,861
		46,613

TOTAL UTILITIES		107,287

TOTAL NONCONVERTIBLE BONDS
(Cost $1,261,726)		1,313,844

U.S. Government and Government Agency Obligations - 29.4%
U.S. Treasury Inflation-Protected Obligations - 2.0%
U.S. Treasury Inflation-Indexed Notes 0.25% 7/15/29	51,671	53,161
U.S. Treasury Obligations - 27.4%
U.S. Treasury Notes:
1.375% 3/31/20	$114,487	$114,147
2.125% 5/15/25	99,375	103,125
2.25% 2/15/27 (d)	231,081	244,024
2.375% 8/15/24	145,718	152,372
3.125% 11/15/28	114,994	130,972

TOTAL U.S. TREASURY OBLIGATIONS		744,640

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $756,720)		797,801

U.S. Government Agency - Mortgage Securities - 2.7%
Fannie Mae - 2.2%
2.5% 1/1/33	5,253	5,347
3% 3/1/30 to 12/1/32	48,304	49,712
5.5% 11/1/34 to 6/1/36	2,511	2,768
6.5% 7/1/32 to 8/1/36	1,516	1,718
7% 8/1/25 to 2/1/32	7	7
7.5% 11/1/22 to 8/1/29	53	58

TOTAL FANNIE MAE		59,610

Freddie Mac - 0.2%
5.5% 3/1/34 to 7/1/35	4,239	4,675
7.5% 7/1/27 to 1/1/33	12	14

TOTAL FREDDIE MAC		4,689

Ginnie Mae - 0.3%
7% 1/15/28 to 11/15/32	1,177	1,338
4.5% 6/20/48	6,802	7,156

TOTAL GINNIE MAE		8,494

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $71,573)		72,793

Asset-Backed Securities - 2.2%
AASET Trust Series 2019-1 Class A, 3.844% 5/15/39 (a)	$2,083	$2,096
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.125% 3.2703% 2/25/35 (b)(c)	972	971
Castlelake Aircraft Securitization Trust Series 2019-1A Class A, 3.967% 4/15/39 (a)	3,158	3,223
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	3,801	3,822
Dell Equipment Finance Trust Series 2017-2 Class A3, 2.19% 10/24/22 (a)	1,632	1,632
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)	5,279	5,557
Ford Credit Auto Owner Trust Series 2016-1 Class A, 2.31% 8/15/27 (a)	6,130	6,154
GM Financial Automobile Leasing Trust Series 2019-2 Class A3, 2.67% 3/21/22	1,933	1,954
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	1,430	1,445
John Deere Owner Trust Series 2019-B Class A4, 2.32% 5/15/26	3,098	3,148
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	1,492	1,555
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, 1 month U.S. LIBOR + 5.250% 7.3953% 8/25/34 (b)(c)	186	189
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.6553% 9/25/35 (b)(c)	330	330
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (b)(c)	665	668
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (b)(c)	145	141
Thunderbolt Aircraft Lease Ltd. Series 2017-A Class A, 4.212% 5/17/32 (a)	2,679	2,748
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (a)	2,867	2,992
Series 2018-6 Class A1A, 3.75% 3/25/58 (a)	5,962	6,153
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (a)(b)(c)(e)	1,745	1,302
Verizon Owner Trust Series 2018-A Class B, 3.38% 4/20/23	6,700	6,919
Volt Series 2019-NPL4 Class A1A, 3.3515% 8/25/49 (a)	5,428	5,429
TOTAL ASSET-BACKED SECURITIES
(Cost $55,435)		58,428

Collateralized Mortgage Obligations - 3.5%
Private Sponsor - 0.2%
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	6,036	6,079
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (b)(c)	41	41
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (b)(c)	5	5

TOTAL PRIVATE SPONSOR		6,125

U.S. Government Agency - 3.3%
Fannie Mae:
planned amortization class:
Series 2015-28 Class P, 2.5% 5/25/45	8,706	8,889
Series 2019-33 Class N, 3% 3/25/48	17,098	17,378
sequential payer Series 2019-14 Class DA, 4% 3/25/48	4,027	4,189
Series 2013-16 Class GP, 3% 3/25/33	6,646	6,725
Series 2015-28 Class JE, 3% 5/25/45	5,966	6,076
Series 2016-19 Class AH, 3% 4/25/46	3,803	3,958
Freddie Mac:
sequential payer:
Series 4872 Class AB, 4% 8/15/47	9,921	10,373
Series 4873 Class CA, 4% 7/15/47	10,461	10,930
Series 3949 Class MK, 4.5% 10/15/34	715	757
Freddie Mac Seasoned Credit Risk Transfer Trust sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57	11,914	12,576
Series 2019-2 Class MA, 3.5% 8/25/58	6,200	6,498

TOTAL U.S. GOVERNMENT AGENCY		88,349

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $93,761)		94,474

Commercial Mortgage Securities - 9.5%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (b)(f)	6	0
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	3,379	3,409
Benchmark Mortgage Trust:
Series 2018-B7 Class A2, 4.377% 5/15/53	3,245	3,527
Series 2019-B12 Class XA, 1.207% 8/15/52 (b)(f)	25,593	1,996
BX Trust floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 3.0951% 11/15/35 (a)(b)(c)	4,281	4,278
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class D, 3.768% 4/10/28 (a)	1,568	1,576
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(c)	4,256	4,256
Citigroup Commercial Mortgage Trust sequential payer Series 2014-GC23 Class A3, 3.356% 7/10/47	4,430	4,708
COMM Mortgage Trust:
sequential payer:
Series 2012-CR3 Class A3, 2.822% 10/15/45	1,507	1,537
Series 2012-LC4 Class A4, 3.288% 12/10/44	4,910	5,023
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	1,527	1,583
Series 2013-CR13 Class AM, 4.449% 11/10/46	4,399	4,785
Series 2013-CR6 Class A4, 3.101% 3/10/46	3,556	3,675
Series 2013-LC6 Class ASB, 2.478% 1/10/46	5,317	5,357
Credit Suisse Mortgage Trust Series 2018-SITE Class A, 4.284% 4/15/36 (a)	1,869	2,004
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	3,666	3,881
Freddie Mac:
sequential payer:
Series 2017-K066 Class A2, 3.117% 6/25/27	8,333	9,005
Series 2017-K067 Class A2, 3.194% 7/25/27	5,780	6,282
Series K057 Class A2, 2.57% 7/25/26	5,509	5,752
Series K058 Class A2, 2.653% 8/25/26	8,556	8,986
Series K061 Class A2, 3.347% 11/25/26	6,618	7,245
Series K065 Class A2, 3.243% 4/25/27	6,566	7,151
Series K064 Class A2, 3.224% 3/25/27	8,360	9,087
Series K068 Class A2, 3.244% 8/25/27	6,357	6,932
Series K079 Class A1, 3.729% 2/25/28	1,725	1,889
Series K734 Class A2, 3.208% 2/25/26	5,541	5,961
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	9,570	10,122
Class A3, 3.482% 1/10/45	3,142	3,222
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	8,245	8,662
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	4,146	4,241
Series 2013-GC13 Class A/S, 4.2187% 7/10/46 (a)(b)	13,365	14,347
Series 2013-GC16 Class A/S, 4.649% 11/10/46	13,383	14,700
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class A4, 3.8012% 9/15/47	2,487	2,687
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	8,844	9,235
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10 Class A5, 3.1425% 12/15/47	2,471	2,560
Series 2018-AON Class D, 4.767% 7/5/31 (a)(b)	5,354	5,735
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (a)	3,141	3,383
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.299% 8/15/46 (b)	1,650	1,776
Series 2013-C7 Class A4, 2.918% 2/15/46	7,556	7,752
Series 2014-C17 Class ASB, 3.477% 8/15/47	4,302	4,446
Morgan Stanley Capital I Trust:
sequential payer Series 2011-C2 Class A4, 4.661% 6/15/44 (a)	2,641	2,731
Series 2011-C3 Class AJ, 5.2925% 7/15/49 (a)(b)	3,055	3,205
MSCG Trust Series 2016-SNR Class A, 3.4596% 11/15/34 (a)(b)	2,475	2,492
SBA Tower Trust 3.168% 4/9/47 (a)	6,190	6,276
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.2152% 12/15/50 (b)(f)	93,663	6,264
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	3,400	3,560
WF-RBS Commercial Mortgage Trust:
sequential payer:
Series 2012-C9 Class A3, 2.87% 11/15/45	2,942	3,017
Series 2013-C11 Class A5, 3.071% 3/15/45	6,010	6,209
Series 2013-C11 Class ASB, 2.63% 3/15/45	6,128	6,191
Series 2013-C12 Class A4, 3.198% 3/15/48	5,371	5,580
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $249,247)		258,278

Municipal Securities - 0.2%
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	1,515	1,579
New York Urban Dev. Corp. Rev. Series 2017 B, 2.67% 3/15/23	3,815	3,911
TOTAL MUNICIPAL SECURITIES
(Cost $5,328)		5,490

Foreign Government and Government Agency Obligations - 0.6%
Ontario Province 2.4% 2/8/22	$10,820	$11,013
Province of Quebec 2.375% 1/31/22	6,291	6,404
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,095)		17,417

Bank Notes - 1.3%
Capital One NA 2.95% 7/23/21	3,430	3,473
Compass Bank:
2.875% 6/29/22	$9,407	$9,568
3.5% 6/11/21	2,603	2,651
Discover Bank:
(Delaware) 3.2% 8/9/21	3,500	3,565
3.1% 6/4/20	2,441	2,454
Manufacturers & Traders Trust Co. 2.5% 5/18/22	4,630	4,686
SunTrust Bank 2.75% 5/1/23	4,300	4,386
Wells Fargo Bank NA 3.55% 8/14/23	5,500	5,810
TOTAL BANK NOTES
(Cost $35,809)		36,593
	Shares	Value (000s)

Fixed-Income Funds - 1.2%
Fidelity Specialized High Income Central Fund (g)
(Cost $33,832)	327,080	33,454

Money Market Funds - 0.8%
Fidelity Cash Central Fund 2.13% (h)
(Cost $22,296)	22,291,393	22,296
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $2,602,822)		2,710,868
NET OTHER ASSETS (LIABILITIES) - 0.2%		5,843
NET ASSETS - 100%		$2,716,711

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	452	Dec. 2019	$54,229	$35	$35

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $307,822,000 or 11.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $382,000.

 (e) Level 3 security

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$525
Fidelity Specialized High Income Central Fund	1,869
Total	$2,394

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$30,768	$1,869	$--	$--	$817	$33,454	5.6%
Total	$30,768	$1,869	$--	$--	$817	$33,454

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$1,313,844	$--	$1,313,844	$--
U.S. Government and Government Agency Obligations	797,801	--	797,801	--
U.S. Government Agency - Mortgage Securities	72,793	--	72,793	--
Asset-Backed Securities	58,428	--	57,126	1,302
Collateralized Mortgage Obligations	94,474	--	94,474	--
Commercial Mortgage Securities	258,278	--	258,278	--
Municipal Securities	5,490	--	5,490	--
Foreign Government and Government Agency Obligations	17,417	--	17,417	--
Bank Notes	36,593	--	36,593	--
Fixed-Income Funds	33,454	33,454	--	--
Money Market Funds	22,296	22,296	--	--
Total Investments in Securities:	$2,710,868	$55,750	$2,653,816	$1,302
Derivative Instruments:
Assets
Futures Contracts	$35	$35	$--	$--
Total Assets	$35	$35	$--	$--
Total Derivative Instruments:	$35	$35	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$35	$0
Total Interest Rate Risk	35	0
Total Value of Derivatives	$35	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,546,694)	$2,655,118
Fidelity Central Funds (cost $56,128)	55,750
Total Investment in Securities (cost $2,602,822)		$2,710,868
Receivable for fund shares sold		2,873
Interest receivable		16,910
Distributions receivable from Fidelity Central Funds		26
Receivable for daily variation margin on futures contracts		42
Other receivables		126
Total assets		2,730,845
Liabilities
Payable for investments purchased	$10,651
Payable for fund shares redeemed	2,010
Distributions payable	335
Accrued management fee	682
Other affiliated payables	331
Other payables and accrued expenses	125
Total liabilities		14,134
Net Assets		$2,716,711
Net Assets consist of:
Paid in capital		$2,618,253
Total distributable earnings (loss)		98,458
Net Assets, for 243,346 shares outstanding		$2,716,711
Net Asset Value, offering price and redemption price per share ($2,716,711 ÷ 243,346 shares)		$11.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Interest		$82,882
Income from Fidelity Central Funds		2,219
Total income		85,101
Expenses
Management fee	$8,178
Transfer agent fees	2,687
Fund wide operations fee	1,212
Independent trustees' fees and expenses	12
Commitment fees	8
Total expenses before reductions	12,097
Expense reductions	(2)
Total expenses after reductions		12,095
Net investment income (loss)		73,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,136
Futures contracts	(84)
Capital gain distributions from Fidelity Central Funds	175
Total net realized gain (loss)		2,227
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	135,554
Fidelity Central Funds	817
Futures contracts	35
Total change in net unrealized appreciation (depreciation)		136,406
Net gain (loss)		138,633
Net increase (decrease) in net assets resulting from operations		$211,639

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,006	$71,015
Net realized gain (loss)	2,227	(11,420)
Change in net unrealized appreciation (depreciation)	136,406	(93,539)
Net increase (decrease) in net assets resulting from operations	211,639	(33,944)
Distributions to shareholders	(68,107)	–
Distributions to shareholders from net investment income	–	(68,154)
Total distributions	(68,107)	(68,154)
Share transactions
Proceeds from sales of shares	560,368	497,023
Reinvestment of distributions	64,416	65,039
Cost of shares redeemed	(770,415)	(806,077)
Net increase (decrease) in net assets resulting from share transactions	(145,631)	(244,015)
Total increase (decrease) in net assets	(2,099)	(346,113)
Net Assets
Beginning of period	2,718,810	3,064,923
End of period	$2,716,711	$2,718,810
Other Information
Undistributed net investment income end of period		$2,183
Shares
Sold	52,227	46,433
Issued in reinvestment of distributions	5,989	6,095
Redeemed	(71,763)	(75,443)
Net increase (decrease)	(13,547)	(22,915)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.58	$10.95	$11.07	$10.85	$10.98
Income from Investment Operations
Net investment income (loss)A	.292	.263	.261	.297	.276
Net realized and unrealized gain (loss)	.560	(.380)	(.142)	.188	(.158)
Total from investment operations	.852	(.117)	.119	.485	.118
Distributions from net investment income	(.272)	(.253)	(.239)	(.265)	(.248)
Total distributions	(.272)	(.253)	(.239)	(.265)	(.248)
Net asset value, end of period	$11.16	$10.58	$10.95	$11.07	$10.85
Total ReturnB	8.18%	(1.07)%	1.11%	4.53%	1.08%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.72%	2.46%	2.40%	2.73%	2.52%
Supplemental Data
Net assets, end of period (in millions)	$2,717	$2,719	$3,065	$3,228	$3,181
Portfolio turnover rateE	34%	49%	59%	58%	53%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $125 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, prior period premium and discount on debt securities, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$111,880
Gross unrealized depreciation	(1,537)
Net unrealized appreciation (depreciation)	$110,343
Tax Cost	$2,600,525

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(9,877)
Net unrealized appreciation (depreciation) on securities and other investments	$109,733

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,539)
Long-term	(4,338)
Total capital loss carryforward	$(9,877)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$68,107	$ 68,154

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $441,466 and $489,961, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Intermediate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	.45%	$1,000.00	$1,059.30	$2.34
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 25.53% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $42,847,282 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IBF-ANN-1019
1.703559.122

Fidelity® Investment Grade Bond Fund Annual Report August 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	5.70%	2.29%	3.90%
Class M (incl. 4.00% sales charge)	5.68%	2.27%	3.87%
Class C (incl. contingent deferred sales charge)	8.26%	2.35%	3.53%
Fidelity® Investment Grade Bond Fund	10.45%	3.46%	4.65%
Class I	10.38%	3.41%	4.61%
Class Z	10.49%	3.43%	4.62%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Fund, a class of the fund, on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,758	Fidelity® Investment Grade Bond Fund
$14,678	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid continued international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Jeffrey Moore and Michael Plage:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 9% to 10%, net of fees. The Class C shares trailed on a relative basis, although all other share classes either slightly outperformed or finished roughly in line with the 10.17% advance of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Compared with the benchmark, the fund benefited from a modest overweighting, on average, in corporate bonds, as well as security selection in this category. Investments in bonds issued by banks added particular value. The fund also benefited from bonds issued by communication service providers, especially Verizon, which favorably tendered for some of the fund's holdings. A modest non-benchmark allocation to high-yield bonds also helped; we invested in various securities rated BB, the highest credit tier of the below-investment-grade universe. Conversely, the fund's positioning along the yield curve detracted modestly. Coming into the period, we expected the yield curve to steepen, and it mostly flattened for the 12 months. An non-index allocation to Treasury Inflation-Protected Securities (TIPS) also detracted, as inflation expectations remained subdued. We eliminated the fund's TIPS position by early 2019 and reinvested the proceeds in various corporate bonds that ultimately performed well for the remainder of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	61.7%
AAA	1.8%
AA	0.7%
A	5.8%
BBB	22.5%
BB and Below	7.3%
Not Rated	0.9%
Short-Term Investments and Net Other Assets*	(0.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*,**,***
Corporate Bonds	34.7%
U.S. Government and U.S. Government Agency Obligations	61.7%
Asset-Backed Securities	2.0%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)†	(0.7)%

 * Foreign investments - 7.6%

 ** Futures and Swaps - 1.6%

 *** Written options - (1.6)%

 † Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 32.4%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.:
3.6% 2/17/23	$5,795	$6,058
4.3% 2/15/30	4,425	4,914
4.45% 4/1/24	561	610
4.5% 3/9/48	27,086	29,565
4.75% 5/15/46	45,560	50,943
4.9% 6/15/42	8,091	9,152
5.55% 8/15/41	14,683	17,750
6.2% 3/15/40	2,697	3,468
BellSouth Capital Funding Corp. 7.875% 2/15/30	120	159
CenturyLink, Inc. 6.15% 9/15/19	1,759	1,760
Verizon Communications, Inc.:
4.329% 9/21/28	25,000	28,717
4.862% 8/21/46	4,044	5,036
5.012% 4/15/49	1,549	1,980
		160,112
Entertainment - 0.1%
NBCUniversal, Inc.:
4.45% 1/15/43	2,393	2,817
5.95% 4/1/41	1,674	2,329
		5,146
Media - 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	7,010	7,407
4.908% 7/23/25	5,437	6,009
5.375% 5/1/47	41,406	45,985
5.75% 4/1/48	20,426	23,831
Comcast Corp.:
3.9% 3/1/38	1,283	1,439
4.6% 8/15/45	3,379	4,086
4.65% 7/15/42	3,019	3,684
Fox Corp.:
3.666% 1/25/22 (a)	1,009	1,046
4.03% 1/25/24 (a)	1,775	1,901
4.709% 1/25/29 (a)	2,568	2,975
5.476% 1/25/39 (a)	2,533	3,165
5.576% 1/25/49 (a)	1,680	2,186
Time Warner Cable, Inc.:
4% 9/1/21	15,014	15,396
4.5% 9/15/42	1,008	1,012
5.5% 9/1/41	1,791	1,948
5.875% 11/15/40	3,852	4,385
6.55% 5/1/37	6,679	8,086
7.3% 7/1/38	4,433	5,687
		140,228

TOTAL COMMUNICATION SERVICES		305,486

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.2%
General Motors Financial Co., Inc.:
3.7% 5/9/23	10,249	10,514
4.25% 5/15/23	1,591	1,666
4.375% 9/25/21	6,220	6,442
		18,622
Household Durables - 0.4%
Lennar Corp.:
4.75% 11/29/27	4,753	5,169
5% 6/15/27	6,340	6,800
Toll Brothers Finance Corp.:
4.35% 2/15/28	5,394	5,637
4.875% 11/15/25	60	64
4.875% 3/15/27	18,629	20,212
5.625% 1/15/24	1,555	1,691
		39,573

TOTAL CONSUMER DISCRETIONARY		58,195

CONSUMER STAPLES - 1.4%
Beverages - 1.1%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	9,656	10,368
4.7% 2/1/36	7,730	8,998
4.9% 2/1/46	16,856	20,049
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58	6,606	7,734
5.45% 1/23/39	6,560	8,371
5.55% 1/23/49	14,988	19,744
5.8% 1/23/59 (Reg. S)	15,889	21,681
Constellation Brands, Inc. 4.75% 11/15/24	4,450	4,957
		101,902
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	2,255	2,308
Food Products - 0.3%
Conagra Brands, Inc. 3.8% 10/22/21	1,700	1,749
H.J. Heinz Co.:
4.375% 6/1/46	7,644	7,346
5.2% 7/15/45	3,616	3,815
H.J. Heinz Finance Co. 7.125% 8/1/39 (a)	4,933	6,186
Kraft Foods Group, Inc. 3.5% 6/6/22	8,465	8,665
		27,761

TOTAL CONSUMER STAPLES		131,971

ENERGY - 4.5%
Energy Equipment & Services - 0.0%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,706	1,785
Oil, Gas & Consumable Fuels - 4.5%
Alberta Energy Co. Ltd. 8.125% 9/15/30	6,225	8,451
Amerada Hess Corp.:
7.125% 3/15/33	1,556	1,954
7.3% 8/15/31	1,898	2,365
7.875% 10/1/29	5,418	6,896
Anadarko Finance Co. 7.5% 5/1/31	7,302	9,727
Anadarko Petroleum Corp.:
4.85% 3/15/21	1,465	1,514
5.55% 3/15/26	5,634	6,382
6.45% 9/15/36	5,100	6,389
6.6% 3/15/46	5,623	7,498
Canadian Natural Resources Ltd.:
3.45% 11/15/21	3,102	3,168
5.85% 2/1/35	2,370	2,864
Cenovus Energy, Inc. 4.25% 4/15/27	5,734	5,988
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	3,276	3,298
4.5% 6/1/25	997	1,082
DCP Midstream LLC:
4.75% 9/30/21 (a)	2,616	2,681
5.35% 3/15/20 (a)	2,683	2,715
5.85% 5/21/43 (a)(b)	5,231	4,643
DCP Midstream Operating LP:
3.875% 3/15/23	3,649	3,695
5.6% 4/1/44	3,165	2,983
El Paso Corp. 6.5% 9/15/20	8,750	9,115
Enable Midstream Partners LP 3.9% 5/15/24 (b)	1,018	1,047
Enbridge Energy Partners LP 4.2% 9/15/21	3,072	3,173
Enbridge, Inc.:
4% 10/1/23	4,259	4,508
4.25% 12/1/26	1,711	1,896
Energy Transfer Partners LP:
4.2% 9/15/23	1,408	1,489
4.25% 3/15/23	1,540	1,617
4.5% 4/15/24	1,765	1,892
4.95% 6/15/28	4,806	5,376
5.25% 4/15/29	2,872	3,290
5.8% 6/15/38	2,680	3,121
6% 6/15/48	1,745	2,081
6.25% 4/15/49	1,973	2,441
Kinder Morgan Energy Partners LP 3.45% 2/15/23	2,500	2,591
Kinder Morgan, Inc. 5.55% 6/1/45	3,410	4,092
Marathon Petroleum Corp. 5.125% 3/1/21	1,854	1,929
MPLX LP:
4.8% 2/15/29	1,514	1,684
4.875% 12/1/24	2,312	2,536
5.5% 2/15/49	4,543	5,207
Nakilat, Inc. 6.067% 12/31/33 (a)	1,421	1,741
Occidental Petroleum Corp.:
2.6% 8/13/21	2,426	2,442
2.7% 8/15/22	2,144	2,165
2.9% 8/15/24	7,086	7,152
3.125% 2/15/22	4,434	4,500
3.2% 8/15/26	953	963
3.5% 8/15/29	3,006	3,063
4.3% 8/15/39	438	458
4.4% 8/15/49	438	457
Petrobras Global Finance BV 7.25% 3/17/44	32,129	38,003
Petroleos Mexicanos:
4.625% 9/21/23	6,953	6,969
4.875% 1/18/24	2,361	2,370
5.375% 3/13/22	2,646	2,706
5.625% 1/23/46	15,797	13,549
6.375% 2/4/21	6,290	6,466
6.375% 1/23/45	25,471	23,477
6.5% 3/13/27	19,984	20,411
6.5% 6/2/41	27,475	25,560
6.75% 9/21/47	26,340	25,023
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	4,425	4,548
4.65% 10/15/25	50,000	53,619
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	2,690	2,888
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	1,903	2,123
The Williams Companies, Inc.:
3.7% 1/15/23	946	981
4.55% 6/24/24	10,341	11,200
Western Gas Partners LP:
4.65% 7/1/26	1,075	1,095
4.75% 8/15/28	1,448	1,467
5.375% 6/1/21	5,631	5,822
Williams Partners LP:
4% 11/15/21	1,614	1,662
4.125% 11/15/20	555	564
4.3% 3/4/24	2,334	2,491
		419,313

TOTAL ENERGY		421,098

FINANCIALS - 16.8%
Banks - 8.6%
Bank of America Corp.:
3.004% 12/20/23 (b)	11,780	12,089
3.3% 1/11/23	3,114	3,237
3.419% 12/20/28 (b)	6,083	6,420
3.5% 4/19/26	7,118	7,627
3.95% 4/21/25	44,107	47,093
4% 1/22/25	31,454	33,607
4.1% 7/24/23	1,670	1,794
4.183% 11/25/27	8,091	8,804
4.2% 8/26/24	9,735	10,506
4.25% 10/22/26	44,393	48,463
4.45% 3/3/26	7,471	8,227
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 3.0076% 7/20/22 (a)(b)(c)	9,015	9,058
Barclays Bank PLC 10.179% 6/12/21 (a)	2,050	2,299
Barclays PLC:
2.75% 11/8/19	2,761	2,762
4.375% 1/12/26	5,232	5,522
4.836% 5/9/28	6,831	7,091
5.088% 6/20/30 (b)	21,186	22,007
5.2% 5/12/26	1,743	1,850
BPCE SA 4.875% 4/1/26 (a)	8,646	9,501
Citigroup, Inc.:
2.7% 10/27/22	38,575	39,232
3.352% 4/24/25 (b)	7,513	7,850
4.05% 7/30/22	1,545	1,620
4.075% 4/23/29 (b)	30,394	33,652
4.125% 7/25/28	8,091	8,825
4.3% 11/20/26	2,068	2,257
4.4% 6/10/25	22,095	23,976
4.45% 9/29/27	33,679	37,064
4.5% 1/14/22	3,739	3,945
4.6% 3/9/26	7,817	8,603
5.3% 5/6/44	11,127	14,208
5.5% 9/13/25	9,062	10,386
Citizens Bank NA 2.55% 5/13/21	1,447	1,457
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	3,666	3,827
4.3% 12/3/25	7,509	8,114
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	11,381	12,030
3.8% 9/15/22	5,583	5,826
3.8% 6/9/23	8,071	8,473
4.55% 4/17/26	3,447	3,819
Discover Bank 7% 4/15/20	3,616	3,717
Fifth Third Bancorp 8.25% 3/1/38	1,287	1,999
HSBC Holdings PLC:
4.25% 3/14/24	1,679	1,772
5.25% 3/14/44	1,216	1,508
Huntington Bancshares, Inc. 7% 12/15/20	861	912
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	1,550	1,589
5.71% 1/15/26 (a)	34,135	36,015
JPMorgan Chase & Co.:
2.95% 10/1/26	3,608	3,743
3.797% 7/23/24 (b)	11,596	12,318
3.875% 9/10/24	7,368	7,877
4.125% 12/15/26	29,680	32,694
4.35% 8/15/21	9,935	10,367
4.625% 5/10/21	1,466	1,528
Rabobank Nederland 4.375% 8/4/25	5,609	6,063
Regions Bank 6.45% 6/26/37	4,979	6,666
Regions Financial Corp. 3.2% 2/8/21	2,627	2,663
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	20,201	21,379
6% 12/19/23	17,302	18,843
6.1% 6/10/23	7,162	7,767
6.125% 12/15/22	25,655	27,753
Societe Generale 4.25% 4/14/25 (a)	8,328	8,695
Synchrony Bank 3% 6/15/22	4,666	4,751
UniCredit SpA 6.572% 1/14/22 (a)	7,789	8,375
Wells Fargo & Co. 3.196% 6/17/27 (b)	75,000	78,133
Westpac Banking Corp. 4.11% 7/24/34 (b)	5,754	6,057
		796,305
Capital Markets - 4.3%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,634	1,757
Ares Capital Corp. 4.2% 6/10/24	13,503	14,017
Deutsche Bank AG 4.5% 4/1/25	6,757	6,384
Deutsche Bank AG New York Branch:
3.3% 11/16/22	8,631	8,579
4.1% 1/13/26	9,758	9,753
5% 2/14/22	13,046	13,522
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	12,461	12,633
3.2% 2/23/23	7,013	7,246
3.272% 9/29/25 (b)	112,071	116,606
4.25% 10/21/25	14,224	15,343
6.75% 10/1/37	44,659	61,187
IntercontinentalExchange, Inc.:
2.75% 12/1/20	1,335	1,346
3.75% 12/1/25	2,387	2,584
Moody's Corp.:
3.25% 1/15/28	2,443	2,576
4.875% 2/15/24	2,293	2,540
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 3.2076% 7/22/22 (b)(c)	4,139	4,168
3.125% 1/23/23	6,473	6,674
3.125% 7/27/26	17,304	17,976
3.625% 1/20/27	19,436	20,794
3.7% 10/23/24	5,567	5,947
3.75% 2/25/23	4,438	4,668
3.875% 4/29/24	5,127	5,504
4.1% 5/22/23	9,107	9,644
4.431% 1/23/30 (b)	6,177	7,049
4.875% 11/1/22	11,659	12,542
5% 11/24/25	24,327	27,448
5.75% 1/25/21	5,469	5,738
		404,225
Consumer Finance - 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	9,459	9,490
3.5% 5/26/22	1,700	1,746
4.125% 7/3/23	4,978	5,281
4.45% 12/16/21	4,109	4,270
4.45% 4/3/26	4,584	4,922
4.5% 5/15/21	1,562	1,611
4.875% 1/16/24	7,234	7,846
5% 10/1/21	2,341	2,455
Capital One Financial Corp. 3.8% 1/31/28	5,072	5,407
Discover Financial Services:
3.85% 11/21/22	2,625	2,753
3.95% 11/6/24	2,195	2,340
4.1% 2/9/27	5,363	5,774
4.5% 1/30/26	6,606	7,296
5.2% 4/27/22	2,209	2,375
Ford Motor Credit Co. LLC:
5.085% 1/7/21	4,102	4,226
5.584% 3/18/24	9,103	9,790
5.596% 1/7/22	8,487	8,975
Synchrony Financial:
2.85% 7/25/22	2,371	2,403
3.75% 8/15/21	1,707	1,745
3.95% 12/1/27	9,671	10,026
4.25% 8/15/24	1,718	1,829
4.375% 3/19/24	3,326	3,553
5.15% 3/19/29	9,572	10,780
		116,893
Diversified Financial Services - 1.6%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	2,332	2,365
3.95% 7/1/24 (a)	3,098	3,188
4.375% 5/1/26 (a)	3,797	3,942
5.25% 5/15/24 (a)	5,778	6,198
AXA Equitable Holdings, Inc. 3.9% 4/20/23	1,215	1,276
Brixmor Operating Partnership LP:
4.125% 6/15/26	6,032	6,430
4.125% 5/15/29	7,908	8,555
Cigna Corp.:
3.75% 7/15/23	6,222	6,541
4.125% 11/15/25	54,954	59,788
4.375% 10/15/28	7,766	8,684
4.8% 8/15/38	4,835	5,590
4.9% 12/15/48	4,831	5,717
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	9,100	9,841
Pine Street Trust I:
4.572% 2/15/29 (a)	8,376	9,042
5.568% 2/15/49 (a)	8,400	9,610
Voya Financial, Inc. 3.125% 7/15/24	2,931	3,029
		149,796
Insurance - 1.0%
American International Group, Inc. 4.875% 6/1/22	3,102	3,322
Aon Corp. 5% 9/30/20	1,152	1,187
Liberty Mutual Group, Inc. 4.569% 2/1/29 (a)	2,844	3,237
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	5,567	6,395
4.75% 3/15/39	2,555	3,199
4.8% 7/15/21	1,586	1,652
4.9% 3/15/49	5,084	6,601
Metropolitan Life Global Funding I U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.62% 5/28/21 (a)(b)(c)	41,786	41,817
Pacific LifeCorp 5.125% 1/30/43 (a)	3,073	3,704
Pricoa Global Funding I 5.375% 5/15/45 (b)	3,686	3,933
Prudential Financial, Inc. 4.5% 11/16/21	1,508	1,591
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	3,400	3,749
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	1,358	1,477
Unum Group:
4% 6/15/29	6,702	7,041
5.625% 9/15/20	2,241	2,317
5.75% 8/15/42	1,900	2,359
		93,581

TOTAL FINANCIALS		1,560,800

HEALTH CARE - 2.3%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. 2.404% 6/5/20	4,761	4,767
Health Care Providers & Services - 1.5%
CVS Health Corp.:
2.625% 8/15/24	1,212	1,219
3% 8/15/26	984	996
3.25% 8/15/29	2,260	2,291
4.1% 3/25/25	63,052	67,455
4.3% 3/25/28	15,157	16,544
4.78% 3/25/38	6,747	7,566
5.05% 3/25/48	9,921	11,560
Elanco Animal Health, Inc.:
3.912% 8/27/21	1,262	1,286
4.272% 8/28/23	3,984	4,173
4.9% 8/28/28	1,678	1,830
HCA Holdings, Inc. 4.75% 5/1/23	162	174
Toledo Hospital:
5.325% 11/15/28	2,806	3,170
6.015% 11/15/48	9,291	11,719
WellPoint, Inc. 3.3% 1/15/23	5,062	5,228
		135,211
Pharmaceuticals - 0.8%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	56,067	60,429
Mylan NV:
3.15% 6/15/21	4,699	4,754
3.95% 6/15/26	2,419	2,517
Perrigo Finance PLC 3.5% 12/15/21	342	344
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	3,381	3,165
Zoetis, Inc. 3.25% 2/1/23	1,417	1,466
		72,675

TOTAL HEALTH CARE		212,653

INDUSTRIALS - 0.3%
Building Products - 0.0%
Masco Corp. 4.45% 4/1/25	1,219	1,328
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
3% 9/15/23	682	694
3.375% 6/1/21	2,292	2,330
3.75% 2/1/22	3,424	3,528
3.875% 4/1/21	2,473	2,530
4.25% 2/1/24	8,033	8,575
4.25% 9/15/24	2,731	2,936
		20,593
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	1,610	1,775

TOTAL INDUSTRIALS		23,696

INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	6,300	6,847
6.02% 6/15/26 (a)	2,150	2,426
		9,273
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	3,717	3,939

TOTAL INFORMATION TECHNOLOGY		13,212

MATERIALS - 0.1%
Chemicals - 0.0%
Nutrien Ltd.:
4.2% 4/1/29	893	998
5% 4/1/49	1,556	1,857
		2,855
Metals & Mining - 0.1%
Anglo American Capital PLC 4.125% 4/15/21 (a)	3,409	3,486
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	1,547	1,608
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	1,756	1,881
4.5% 8/1/47 (a)	1,783	2,094
		9,069

TOTAL MATERIALS		11,924

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.3%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,003	1,051
Boston Properties, Inc. 4.5% 12/1/28	5,238	6,052
Camden Property Trust:
2.95% 12/15/22	1,405	1,441
4.25% 1/15/24	2,637	2,854
Corporate Office Properties LP 5% 7/1/25	2,662	2,897
DDR Corp.:
3.625% 2/1/25	1,794	1,851
4.25% 2/1/26	3,122	3,329
4.625% 7/15/22	1,524	1,598
Duke Realty LP:
3.25% 6/30/26	690	721
3.625% 4/15/23	1,808	1,893
3.875% 10/15/22	5,088	5,333
4.375% 6/15/22	1,522	1,608
Equity One, Inc. 3.75% 11/15/22	6,473	6,746
HCP, Inc.:
3.25% 7/15/26	876	906
3.5% 7/15/29	1,001	1,057
Highwoods/Forsyth LP 3.2% 6/15/21	1,903	1,928
Hudson Pacific Properties LP 4.65% 4/1/29	11,662	13,108
Lexington Corporate Properties Trust 4.4% 6/15/24	1,110	1,161
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	5,718	6,026
4.5% 1/15/25	2,358	2,493
4.5% 4/1/27	839	898
4.75% 1/15/28	13,227	14,404
4.95% 4/1/24	1,033	1,112
5.25% 1/15/26	4,397	4,866
Retail Opportunity Investments Partnership LP:
4% 12/15/24	751	768
5% 12/15/23	579	614
Store Capital Corp. 4.625% 3/15/29	2,589	2,876
Ventas Realty LP:
3% 1/15/30	6,922	6,968
3.125% 6/15/23	1,209	1,248
4% 3/1/28	2,519	2,737
4.125% 1/15/26	1,169	1,267
Weingarten Realty Investors 3.375% 10/15/22	534	547
WP Carey, Inc.:
3.85% 7/15/29	1,938	2,058
4% 2/1/25	4,009	4,230
4.6% 4/1/24	6,239	6,711
		115,357
Real Estate Management & Development - 0.7%
Brandywine Operating Partnership LP:
3.95% 2/15/23	9,172	9,594
3.95% 11/15/27	5,132	5,411
4.1% 10/1/24	3,258	3,452
CBRE Group, Inc. 4.875% 3/1/26	9,186	10,214
Digital Realty Trust LP 3.95% 7/1/22	2,503	2,621
Essex Portfolio LP 3.875% 5/1/24	2,253	2,404
Liberty Property LP:
3.25% 10/1/26	1,857	1,921
3.375% 6/15/23	1,924	1,997
4.125% 6/15/22	1,306	1,368
Mack-Cali Realty LP:
3.15% 5/15/23	4,184	3,978
4.5% 4/18/22	795	799
Mid-America Apartments LP 4% 11/15/25	969	1,047
Post Apartment Homes LP 3.375% 12/1/22	588	607
Tanger Properties LP:
3.125% 9/1/26	3,078	3,050
3.75% 12/1/24	3,023	3,110
3.875% 12/1/23	1,388	1,438
3.875% 7/15/27	11,894	12,209
		65,220

TOTAL REAL ESTATE		180,577

UTILITIES - 0.9%
Electric Utilities - 0.4%
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	4,554	4,860
6.4% 9/15/20 (a)	6,058	6,285
FirstEnergy Corp.:
4.25% 3/15/23	5,273	5,603
7.375% 11/15/31	7,390	10,597
IPALCO Enterprises, Inc.:
3.45% 7/15/20	5,810	5,845
3.7% 9/1/24	2,299	2,405
		35,595
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	821	845
Independent Power and Renewable Electricity Producers - 0.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	6,911	7,412
Emera U.S. Finance LP 2.7% 6/15/21	1,114	1,122
		8,534
Multi-Utilities - 0.4%
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	6,865	6,419
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (b)(c)	1,971	1,863
NiSource Finance Corp. 5.95% 6/15/41	2,662	3,557
NiSource, Inc. 2.95% 9/1/29	13,467	13,768
Puget Energy, Inc.:
5.625% 7/15/22	3,870	4,161
6% 9/1/21	3,731	3,982
6.5% 12/15/20	1,195	1,256
Sempra Energy 6% 10/15/39	3,214	4,208
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (b)(c)	2,158	1,825
		41,039

TOTAL UTILITIES		86,013

TOTAL NONCONVERTIBLE BONDS
(Cost $2,817,273)		3,005,625

U.S. Treasury Obligations - 38.0%
U.S. Treasury Notes:
1.375% 8/31/26	$117,969	$117,347
1.625% 8/15/29	105,000	106,194
2.125% 7/31/24	52,786	54,565
2.125% 5/15/25	53,492	55,511
2.25% 4/30/24	121,800	126,382
2.25% 12/31/24	79,698	83,079
2.25% 2/15/27	95,634	100,991
2.375% 5/15/27	171,627	183,037
2.625% 3/31/25	100,588	107,000
2.625% 2/15/29	692,500	760,695
2.75% 6/30/25	579,815	622,191
2.875% 11/30/25	819,692	889,313
3.125% 11/15/28	274,917	313,115
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,317,427)		3,519,420

Asset-Backed Securities - 2.0%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$4,272	$4,319
Series 2019-1 Class A, 3.844% 5/15/39 (a)	6,382	6,424
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 3.6184% 7/22/32 (a)(b)(c)	9,489	9,489
Ares Xli Clo Ltd. / Ares Xli Cl Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 3.5034% 1/15/29 (a)(b)(c)	10,698	10,694
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	8,006	8,307
Class AA, 2.487% 12/16/41 (a)	1,643	1,642
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	9,354	9,547
Class B, 5.095% 4/15/39 (a)	3,209	3,278
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	7,622	7,813
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 0% 10/20/32 (a)(b)(c)(d)	7,107	7,107
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 3.8749% 5/29/32 (a)(b)(c)	4,744	4,741
Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3953% 3/25/32 (b)(c)	9	9
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	3,722	3,800
Class A2II, 4.03% 11/20/47 (a)	6,329	6,602
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 3.5834% 4/15/29 (a)(b)(c)	11,028	11,056
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 3.7622% 5/15/32 (a)(b)(c)	7,758	7,745
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.9703% 3/25/34 (b)(c)	1	1
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (a)	2,541	2,495
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	3,849	4,023
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	4,422	4,471
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 3.4976% 1/20/29 (a)(b)(c)	3,845	3,843
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 3.603% 7/15/32 (a)(b)(c)	9,469	9,463
Magnetite CLO Ltd. Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 3.9086% 4/20/30 (a)(b)(c)	8,122	8,121
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.6553% 9/25/35 (b)(c)	250	250
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 3.6939% 7/17/32 (a)(b)(c)	9,467	9,462
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	8,035	8,206
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (b)(c)	8	8
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)	8,145	8,392
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (a)(b)(c)(e)	911	680
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 3.9137% 4/15/32 (a)(b)(c)	9,208	9,203
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 3.5229% 7/20/32 (a)(b)(c)	10,010	10,005
TOTAL ASSET-BACKED SECURITIES
(Cost $178,799)		181,196

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
CSMC Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 2.966% 5/27/37 (a)(b)(c)	1,104	1,062
Class AA1, 1 month U.S. LIBOR + 0.280% 2.4664% 5/27/37 (a)(b)(c)	1,570	1,513
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (b)(c)	26	26
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.4353% 7/25/35 (b)(c)	27	27
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (b)(c)	4	4
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,610)		2,632

Commercial Mortgage Securities - 1.2%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (b)(f)	4	0
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.275% 3.4203% 12/25/33 (a)(b)(c)	10	10
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.400% 2.5453% 11/25/35 (a)(b)(c)	57	55
Class M1, 1 month U.S. LIBOR + 0.440% 2.5853% 11/25/35 (a)(b)(c)	15	14
Class M2, 1 month U.S. LIBOR + 0.490% 2.6353% 11/25/35 (a)(b)(c)	21	20
Class M3, 1 month U.S. LIBOR + 0.510% 2.6553% 11/25/35 (a)(b)(c)	19	18
Class M4, 1 month U.S. LIBOR + 0.600% 2.7453% 11/25/35 (a)(b)(c)	24	22
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.5353% 1/25/36 (a)(b)(c)	139	134
Class B1, 1 month U.S. LIBOR + 1.400% 3.5453% 1/25/36 (a)(b)(c)	15	29
Class M1, 1 month U.S. LIBOR + 0.450% 2.5953% 1/25/36 (a)(b)(c)	45	43
Class M2, 1 month U.S. LIBOR + 0.470% 2.6153% 1/25/36 (a)(b)(c)	17	16
Class M3, 1 month U.S. LIBOR + 0.500% 2.6453% 1/25/36 (a)(b)(c)	24	23
Class M4, 1 month U.S. LIBOR + 0.610% 2.7553% 1/25/36 (a)(b)(c)	25	23
Class M5, 1 month U.S. LIBOR + 0.650% 2.7953% 1/25/36 (a)(b)(c)	25	23
Class M6, 1 month U.S. LIBOR + 0.700% 2.8453% 1/25/36 (a)(b)(c)	27	25
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.360% 2.5053% 4/25/36 (a)(b)(c)	24	23
Class M1, 1 month U.S. LIBOR + 0.380% 2.5253% 4/25/36 (a)(b)(c)	15	14
Class M2, 1 month U.S. LIBOR + 0.400% 2.5453% 4/25/36 (a)(b)(c)	15	15
Class M3, 1 month U.S. LIBOR + 0.420% 2.5653% 4/25/36 (a)(b)(c)	25	23
Class M4, 1 month U.S. LIBOR + 0.520% 2.6653% 4/25/36 (a)(b)(c)	14	13
Class M5, 1 month U.S. LIBOR + 0.560% 2.7053% 4/25/36 (a)(b)(c)	14	13
Class M6, 1 month U.S. LIBOR + 0.640% 2.7853% 4/25/36 (a)(b)(c)	15	14
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.310% 2.4553% 7/25/36 (a)(b)(c)	23	22
Class M2, 1 month U.S. LIBOR + 0.330% 2.4753% 7/25/36 (a)(b)(c)	16	15
Class M3, 1 month U.S. LIBOR + 0.350% 2.4953% 7/25/36 (a)(b)(c)	25	23
Class M4, 1 month U.S. LIBOR + 0.420% 2.5653% 7/25/36 (a)(b)(c)	15	14
Class M5, 1 month U.S. LIBOR + 0.470% 2.6153% 7/25/36 (a)(b)(c)	20	19
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 2.5753% 10/25/36 (a)(b)(c)	15	56
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.270% 2.4153% 12/25/36 (a)(b)(c)	358	343
Class M1, 1 month U.S. LIBOR + 0.290% 2.4353% 12/25/36 (a)(b)(c)	29	27
Class M2, 1 month U.S. LIBOR + 0.310% 2.4553% 12/25/36 (a)(b)(c)	36	33
Class M3, 1 month U.S. LIBOR + 0.340% 2.4853% 12/25/36 (a)(b)(c)	19	18
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 2.4153% 3/25/37 (a)(b)(c)	85	80
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 2.4153% 7/25/37 (a)(b)(c)	251	239
Class A2, 1 month U.S. LIBOR + 0.320% 2.4653% 7/25/37 (a)(b)(c)	235	220
Class M1, 1 month U.S. LIBOR + 0.370% 2.5153% 7/25/37 (a)(b)(c)	80	74
Class M2, 1 month U.S. LIBOR + 0.410% 2.5553% 7/25/37 (a)(b)(c)	52	48
Class M3, 1 month U.S. LIBOR + 0.490% 2.6353% 7/25/37 (a)(b)(c)	45	57
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 2.4353% 7/25/37 (a)(b)(c)	87	82
Class M1, 1 month U.S. LIBOR + 0.310% 2.4553% 7/25/37 (a)(b)(c)	46	44
Class M2, 1 month U.S. LIBOR + 0.340% 2.4853% 7/25/37 (a)(b)(c)	50	47
Class M3, 1 month U.S. LIBOR + 0.370% 2.5153% 7/25/37 (a)(b)(c)	80	73
Class M4, 1 month U.S. LIBOR + 0.500% 2.6453% 7/25/37 (a)(b)(c)	126	117
Class M5, 1 month U.S. LIBOR + 0.600% 2.7453% 7/25/37 (a)(b)(c)	51	62
Benchmark Mortgage Trust Series 2018-B8 Class A5, 4.2317% 1/15/52	7,562	8,763
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.625% 4.8201% 9/15/37 (a)(b)(c)	2,548	2,548
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 3.9951% 11/15/35 (a)(b)(c)	3,171	3,179
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 3.4951% 4/15/34 (a)(b)(c)	4,904	4,904
Class C, 1 month U.S. LIBOR + 1.600% 3.7951% 4/15/34 (a)(b)(c)	3,242	3,242
Class D, 1 month U.S. LIBOR + 1.900% 4.0951% 4/15/34 (a)(b)(c)	3,404	3,415
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (a)(b)(c)	8,000	8,000
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(c)	12,190	12,190
Class B, 1 month U.S. LIBOR + 1.500% 3.6951% 6/15/34 (a)(b)(c)	2,400	2,400
Class C, 1 month U.S. LIBOR + 1.750% 3.9451% 6/15/34 (a)(b)(c)	2,711	2,711
Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4, 4.412% 11/10/51	1,424	1,668
Credit Suisse Mortgage Trust Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	5,042	5,407
Class B, 4.5349% 4/15/36 (a)	1,597	1,709
Class C, 4.9414% 4/15/36 (a)(b)	1,040	1,108
Class D, 4.9414% 4/15/36 (a)(b)	2,081	2,182
CSAIL Commercial Mtg Trust Series 2018-C14 Class A4 4.4216% 11/15/51	3,715	4,336
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB19 Class B, 6.0038% 2/12/49 (b)(e)	44	12
Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	899	971
Class DFX, 5.3503% 7/5/33 (a)	1,382	1,494
Class EFX, 5.5422% 7/5/33 (a)	1,891	2,026
Morgan Stanley Capital I Trust Series 2018-H4 Class A4, 4.31% 12/15/51	12,665	14,751
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	3,748	3,775
Class B, 4.181% 11/15/34 (a)	1,584	1,609
Class C, 5.205% 11/15/34 (a)	1,110	1,137
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 4.2951% 3/15/36 (a)(b)(c)	7,296	7,326
Wells Fargo Commercial Mortgage Trust Series 2018-C48 Class A5, 4.302% 1/15/52	9,008	10,437
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $107,676)		113,583

Municipal Securities - 0.5%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	4,817	5,071
5.1% 6/1/33	25,875	28,158
Series 2010-1, 6.63% 2/1/35	2,385	2,841
Series 2010-3:
6.725% 4/1/35	3,170	3,763
7.35% 7/1/35	1,625	1,978
Series 2010-5, 6.2% 7/1/21	692	726
Series 2013, 3.6% 12/1/19	2,230	2,234
TOTAL MUNICIPAL SECURITIES
(Cost $41,700)		44,771

Bank Notes - 0.3%
Capital One NA 2.95% 7/23/21	4,397	4,452
Discover Bank:
(Delaware) 3.2% 8/9/21	5,403	5,504
3.1% 6/4/20	4,770	4,795
4.682% 8/9/28 (b)	3,459	3,629
8.7% 11/18/19	760	769
KeyBank NA 6.95% 2/1/28	725	929
PNC Bank NA 2.45% 11/5/20	5,359	5,387
Synchrony Bank 3.65% 5/24/21	5,642	5,757
TOTAL BANK NOTES
(Cost $30,511)		31,222
	Shares	Value (000s)

Fixed-Income Funds - 23.7%
Fidelity Mortgage Backed Securities Central Fund (g)	17,813,937	$1,957,574
Fidelity Specialized High Income Central Fund (g)	2,314,602	236,738
TOTAL FIXED-INCOME FUNDS
(Cost $2,164,970)		2,194,312
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
Bank of Nova Scotia 4.65% (b)(h)	15,108	15,148
Barclays Bank PLC 7.625% 11/21/22	5,719	6,427
TOTAL PREFERRED SECURITIES
(Cost $20,769)		21,575
	Shares	Value (000s)

Money Market Funds - 2.5%
Fidelity Cash Central Fund 2.13% (i)
(Cost $235,726)	235,686,412	235,734
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $8,917,461)		9,350,070
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(75,912)
NET ASSETS - 100%		$9,274,158

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $553,803,000 or 6.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Level 3 security

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,876
Fidelity Mortgage Backed Securities Central Fund	59,921
Fidelity Specialized High Income Central Fund	20,619
Total	$86,416

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$2,817,552	$482,619	$1,406,755	$(28,108)	$92,266	$1,957,574	33.7%
Fidelity Specialized High Income Central Fund	488,400	160,708	421,335	(18,552)	27,517	236,738	39.4%
Total	$3,305,952	$643,327	$1,828,090	$(46,660)	$119,783	$2,194,312

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$3,005,625	$--	$3,005,625	$--
U.S. Government and Government Agency Obligations	3,519,420	--	3,519,420	--
Asset-Backed Securities	181,196	--	180,516	680
Collateralized Mortgage Obligations	2,632	--	2,632	--
Commercial Mortgage Securities	113,583	--	113,571	12
Municipal Securities	44,771	--	44,771	--
Bank Notes	31,222	--	31,222	--
Fixed-Income Funds	2,194,312	2,194,312	--	--
Preferred Securities	21,575	--	21,575	--
Money Market Funds	235,734	235,734	--	--
Total Investments in Securities:	$9,350,070	$2,430,046	$6,919,332	$692

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,516,765)	$6,920,024
Fidelity Central Funds (cost $2,400,696)	2,430,046
Total Investment in Securities (cost $8,917,461)		$9,350,070
Receivable for fund shares sold		27,675
Interest receivable		53,674
Distributions receivable from Fidelity Central Funds		414
Receivable from investment adviser for expense reductions		1
Other receivables		168
Total assets		9,432,002
Liabilities
Payable for investments purchased
Regular delivery	$130,571
Delayed delivery	7,107
Payable for fund shares redeemed	14,729
Distributions payable	1,804
Accrued management fee	2,281
Distribution and service plan fees payable	32
Other affiliated payables	1,153
Other payables and accrued expenses	167
Total liabilities		157,844
Net Assets		$9,274,158
Net Assets consist of:
Paid in capital		$8,932,207
Total distributable earnings (loss)		341,951
Net Assets		$9,274,158
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($72,030 ÷ 8,729 shares)(a)		$8.25
Maximum offering price per share (100/96.00 of $8.25)		$8.59
Class M:
Net Asset Value and redemption price per share ($21,695 ÷ 2,628 shares)(a)		$8.26
Maximum offering price per share (100/96.00 of $8.26)		$8.60
Class C:
Net Asset Value and offering price per share ($16,359 ÷ 1,980 shares)(a)		$8.26
Investment Grade Bond:
Net Asset Value, offering price and redemption price per share ($7,638,191 ÷ 924,852 shares)		$8.26
Class I:
Net Asset Value, offering price and redemption price per share ($1,452,297 ÷ 175,662 shares)		$8.27
Class Z:
Net Asset Value, offering price and redemption price per share ($73,586 ÷ 8,894 shares)		$8.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Dividends		$669
Interest (including $61 from security lending)		206,117
Income from Fidelity Central Funds		82,653
Total income		289,439
Expenses
Management fee	$26,511
Transfer agent fees	9,347
Distribution and service plan fees	410
Fund wide operations fee	3,930
Independent trustees' fees and expenses	43
Commitment fees	26
Total expenses before reductions	40,267
Expense reductions	(7)
Total expenses after reductions		40,260
Net investment income (loss)		249,179
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,965
Redemptions in-kind with affiliated entities	(116,179)
Fidelity Central Funds	(46,655)
Swaps	(241)
Capital gain distributions from Fidelity Central Funds	3,763
Total net realized gain (loss)		(123,347)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	509,083
Fidelity Central Funds	119,778
Swaps	199
Total change in net unrealized appreciation (depreciation)		629,060
Net gain (loss)		505,713
Net increase (decrease) in net assets resulting from operations		$754,892

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$249,179	$307,125
Net realized gain (loss)	(123,347)	(80,134)
Change in net unrealized appreciation (depreciation)	629,060	(327,161)
Net increase (decrease) in net assets resulting from operations	754,892	(100,170)
Distributions to shareholders	(269,437)	–
Distributions to shareholders from net investment income	–	(280,172)
Total distributions	(269,437)	(280,172)
Share transactions - net increase (decrease)	(4,130,639)	2,580,873
Total increase (decrease) in net assets	(3,645,184)	2,200,531
Net Assets
Beginning of period	12,919,342	10,718,811
End of period	$9,274,158	$12,919,342
Other Information
Undistributed net investment income end of period		$34,087

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Investment Grade Bond Fund Class A

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$7.71	$7.97	$8.03	$7.74	$7.93
Income from Investment Operations
Net investment income (loss)A	.199	.178	.151	.197	.203
Net realized and unrealized gain (loss)	.565	(.277)	(.071)	.278	(.204)
Total from investment operations	.764	(.099)	.080	.475	(.001)
Distributions from net investment income	(.224)	(.161)	(.140)	(.185)	(.189)
Total distributions	(.224)	(.161)	(.140)	(.185)	(.189)
Net asset value, end of period	$8.25	$7.71	$7.97	$8.03	$7.74
Total ReturnB,C	10.11%	(1.25)%	1.03%	6.25%	(.04)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.77%	.77%
Expenses net of all reductions	.77%	.77%	.77%	.77%	.77%
Net investment income (loss)	2.55%	2.29%	1.91%	2.54%	2.57%
Supplemental Data
Net assets, end of period (in millions)	$72	$88	$74	$79	$78
Portfolio turnover rateF	59%G	56%G	57%	48%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class M

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$7.72	$7.98	$8.04	$7.75	$7.94
Income from Investment Operations
Net investment income (loss)A	.199	.178	.148	.194	.201
Net realized and unrealized gain (loss)	.564	(.279)	(.070)	.279	(.205)
Total from investment operations	.763	(.101)	.078	.473	(.004)
Distributions from net investment income	(.223)	(.159)	(.138)	(.183)	(.186)
Total distributions	(.223)	(.159)	(.138)	(.183)	(.186)
Net asset value, end of period	$8.26	$7.72	$7.98	$8.04	$7.75
Total ReturnB,C	10.09%	(1.26)%	1.01%	6.20%	(.07)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.79%	.80%	.81%	.80%
Expenses net of fee waivers, if any	.77%	.79%	.80%	.81%	.80%
Expenses net of all reductions	.77%	.79%	.80%	.81%	.80%
Net investment income (loss)	2.54%	2.28%	1.88%	2.50%	2.54%
Supplemental Data
Net assets, end of period (in millions)	$22	$20	$22	$24	$21
Portfolio turnover rateF	59%G	56%G	57%	48%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class C

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$7.72	$7.99	$8.05	$7.75	$7.94
Income from Investment Operations
Net investment income (loss)A	.140	.119	.090	.138	.143
Net realized and unrealized gain (loss)	.564	(.288)	(.070)	.288	(.204)
Total from investment operations	.704	(.169)	.020	.426	(.061)
Distributions from net investment income	(.164)	(.101)	(.080)	(.126)	(.129)
Total distributions	(.164)	(.101)	(.080)	(.126)	(.129)
Net asset value, end of period	$8.26	$7.72	$7.99	$8.05	$7.75
Total ReturnB,C	9.26%	(2.12)%	.27%	5.57%	(.79)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.54%	1.54%	1.54%	1.52%
Expenses net of fee waivers, if any	1.54%	1.54%	1.54%	1.54%	1.52%
Expenses net of all reductions	1.54%	1.54%	1.54%	1.54%	1.52%
Net investment income (loss)	1.78%	1.53%	1.14%	1.78%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$16	$22	$24	$30	$28
Portfolio turnover rateF	59%G	56%G	57%	48%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$7.72	$7.98	$8.04	$7.75	$7.94
Income from Investment Operations
Net investment income (loss)A	.225	.203	.176	.222	.228
Net realized and unrealized gain (loss)	.564	(.277)	(.070)	.279	(.204)
Total from investment operations	.789	(.074)	.106	.501	.024
Distributions from net investment income	(.249)	(.186)	(.166)	(.211)	(.214)
Total distributions	(.249)	(.186)	(.166)	(.211)	(.214)
Net asset value, end of period	$8.26	$7.72	$7.98	$8.04	$7.75
Total ReturnB	10.45%	(.93)%	1.36%	6.59%	.28%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.87%	2.61%	2.23%	2.86%	2.89%
Supplemental Data
Net assets, end of period (in millions)	$7,638	$11,730	$9,742	$7,974	$6,207
Portfolio turnover rateE	59%F	56%F	57%	48%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class I

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$7.73	$7.99	$8.05	$7.76	$7.95
Income from Investment Operations
Net investment income (loss)A	.221	.199	.172	.218	.224
Net realized and unrealized gain (loss)	.564	(.277)	(.070)	.279	(.204)
Total from investment operations	.785	(.078)	.102	.497	.020
Distributions from net investment income	(.245)	(.182)	(.162)	(.207)	(.210)
Total distributions	(.245)	(.182)	(.162)	(.207)	(.210)
Net asset value, end of period	$8.27	$7.73	$7.99	$8.05	$7.76
Total ReturnB	10.38%	(.98)%	1.31%	6.53%	.23%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	2.82%	2.56%	2.19%	2.81%	2.84%
Supplemental Data
Net assets, end of period (in millions)	$1,452	$1,059	$857	$543	$490
Portfolio turnover rateE	59%F	56%F	57%	48%	182%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class Z

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$7.68
Income from Investment Operations
Net investment income (loss)B	.197
Net realized and unrealized gain (loss)	.629
Total from investment operations	.826
Distributions from net investment income	(.236)
Total distributions	(.236)
Net asset value, end of period	$8.27
Total ReturnC,D	10.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	2.83%G
Supplemental Data
Net assets, end of period (in millions)	$74
Portfolio turnover rateH	59%I

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Investment Grade Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Swaps	Less than .005%
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $168 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swaps, market discount, deferred trustees compensation, redemptions in-kind, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$439,655
Gross unrealized depreciation	(12,150)
Net unrealized appreciation (depreciation)	$427,505
Tax Cost	$8,922,565

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,763
Capital loss carryforward	$(88,149)
Net unrealized appreciation (depreciation) on securities and other investments	$427,505

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(19,699)
Long-term	(68,450)
Total no expiration	$(88,149)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$269,437	$ 280,172

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(241)	$199

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $2,223,112 and $484,128, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees, do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$171	$5
Class M	-%	.25%	49	–(a)
Class C	.75%	.25%	190	17
			$410	$ 22

 (a) In the amount of less than five-hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16
Class M	1
Class C(a)	1
$18

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond and Class Z. FIIOC receives an asset-based fee of Investment Grade Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$115.17
Class M	34.18
Class C	36.19
Investment Grade Bond	7,383.10
Class I	1,775.15
Class Z	4	.05(a)
	$9,347

 (a) Annualized

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 802,914 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $6,118,208. The net realized loss of $(116,179) on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity Mortgage Back Securities Central Fund. The Fund delivered investments, including accrued interest valued at $21,226 (which included $49 of unrealized appreciation), in exchange for 197 shares of Fidelity Mortgage Backed Securities Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. The Fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$3

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $4.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019(a)	Year ended August 31, 2018
Distributions to shareholders
Class A	$1,941	$–
Class M	551	–
Class C	401	–
Investment Grade Bond	228,512	–
Class I	37,793	–
Class Z	239	–
Total	$269,437	$ -
From net investment income
Class A	$–	$1,579
Class M	–	417
Class C	–	304
Investment Grade Bond	–	255,071
Class I	–	22,801
Total	$–	$280,172

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019 (a)	Year ended August 31, 2018	Year ended August 31, 2019(a)	Year ended August 31, 2018
Class A
Shares sold	3,790	4,998	$29,898	$38,720
Reinvestment of distributions	237	195	1,851	1,515
Shares redeemed	(6,758)	(3,050)	(52,030)	(23,771)
Net increase (decrease)	(2,731)	2,143	$(20,281)	$16,464
Class M
Shares sold	681	346	$5,378	$2,691
Reinvestment of distributions	68	52	533	403
Shares redeemed	(667)	(548)	(5,225)	(4,266)
Net increase (decrease)	82	(150)	$686	$(1,172)
Class C
Shares sold	1,170	521	$9,249	$4,085
Reinvestment of distributions	49	37	379	289
Shares redeemed	(2,034)	(812)	(16,078)	(6,319)
Net increase (decrease)	(815)	(254)	$(6,450)	$(1,945)
Investment Grade Bond
Shares sold	329,878	449,650	$2,584,445	$3,509,109
Reinvestment of distributions	26,752	30,820	209,071	240,155
Shares redeemed	(951,302)(b)	(181,641)	(7,274,147)(b)	(1,415,874)
Net increase (decrease)	(594,672)	298,829	$(4,480,631)	$2,333,390
Class I
Shares sold	48,865	48,191	$384,757	$379,623
Reinvestment of distributions	4,620	2,775	36,264	21,645
Shares redeemed	(14,910)	(21,160)	(117,601)	(167,132)
Net increase (decrease)	38,575	29,806	$303,420	$234,136
Class Z
Shares sold	9,039	–	$73,791	$–
Reinvestment of distributions	24	–	197	–
Shares redeemed	(169)	–	(1,371)	–
Net increase (decrease)	8,894	–	$72,617	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Affiliated Redemptions In-Kind. Effective after the close of business on August 31, 2019, 524,304 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $4,300,007. The net realized gain on investments delivered through in-kind redemptions was $181,810. The Fund recognized no gain or loss for federal income tax purposes.

13. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Class A	.76%
Actual		$1,000.00	$1,077.90	$3.98
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class M	.76%
Actual		$1,000.00	$1,079.20	$3.98
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class C	1.53%
Actual		$1,000.00	$1,073.70	$8.00
Hypothetical-C		$1,000.00	$1,017.49	$7.78
Investment Grade Bond	.45%
Actual		$1,000.00	$1,079.60	$2.36
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,080.60	$2.57
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.36%
Actual		$1,000.00	$1,079.90	$1.89
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 29.96% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $152,525,074 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

IGB-ANN-1019
1.703610.122

Fidelity® Series Investment Grade Bond Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Investment Grade Bond Fund	10.16%	3.69%	4.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Bond Fund on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,466	Fidelity® Series Investment Grade Bond Fund
$14,678	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Lead Manager Ford O'Neil and Co-Manager Celso Munoz:  For the year, the fund gained 10.16%, roughly in line with the 10.17% gain of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Both sector allocation and security selection among investment-grade (IG) corporate bonds contributed versus the Aggregate benchmark. In particular, a decision in early 2019 to increase the fund's exposure to IG corporates added value. Within this group, an overweighting and our security choices among the bonds of financial institutions helped, led by helpful picks among banks and real estate investment trusts (REITs). Positioning among the bonds of industrial companies also contributed on a relative basis, most notably, overweightings in the communications and consumer non-cyclical sectors. Conversely, the fund's modestly shorter duration hampered performance versus the Aggregate benchmark, as did positioning along the yield curve – particularly the fund's underweighting in longer-term securities. Owning Treasury Inflation-Protected Securities (TIPS) further detracted from the fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	59.2%
AAA	2.0%
AA	1.0%
A	6.9%
BBB	26.2%
BB and Below	4.1%
Not Rated	3.3%
Short-Term Investments and Net Other Assets*	(2.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2019 *,**,***
Corporate Bonds	35.8%
U.S. Government and U.S. Government Agency Obligations	59.2%
Asset-Backed Securities	2.3%
CMOs and Other Mortgage Related Securities	3.6%
Municipal Bonds	1.0%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)†	(2.7)%

 * Foreign investments - 9.2%

 ** Futures and Swaps - 2.7%

 *** Written options - (0.6)%

 † Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 35.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
2.45% 6/30/20	$18,005,000	$18,037,553
3% 6/30/22	20,000,000	20,447,522
3.4% 5/15/25	51,500,000	54,091,621
3.6% 2/17/23	56,273,000	58,825,351
3.6% 7/15/25	9,728,000	10,251,995
4.3% 2/15/30	13,625,000	15,129,609
4.45% 4/1/24	2,396,000	2,607,285
4.5% 3/9/48	33,550,000	36,620,691
6.2% 3/15/40	15,555,000	19,999,259
6.3% 1/15/38	40,737,000	52,746,086
BellSouth Capital Funding Corp. 7.875% 2/15/30	193,000	256,507
Verizon Communications, Inc.:
4.862% 8/21/46	17,028,000	21,203,594
5.012% 4/15/49	6,512,000	8,324,533
5.5% 3/16/47	18,182,000	24,405,627
		342,947,233
Entertainment - 0.3%
NBCUniversal, Inc.:
4.45% 1/15/43	10,087,000	11,873,568
5.15% 4/30/20	28,753,000	29,308,285
5.95% 4/1/41	7,055,000	9,817,194
The Walt Disney Co.:
6.15% 3/1/37 (a)	8,831,000	12,622,999
7.75% 12/1/45 (a)	8,830,000	15,556,703
		79,178,749
Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	46,167,000	48,780,789
4.908% 7/23/25	25,893,000	28,616,519
5.375% 5/1/47	37,324,000	41,451,560
6.484% 10/23/45	20,000,000	24,730,815
Comcast Corp.:
3.9% 3/1/38	5,337,000	5,984,235
4.6% 8/15/45	14,241,000	17,219,927
4.65% 7/15/42	12,725,000	15,527,693
Fox Corp.:
3.666% 1/25/22 (a)	3,413,000	3,537,811
4.03% 1/25/24 (a)	6,000,000	6,425,940
4.709% 1/25/29 (a)	8,684,000	10,059,326
5.476% 1/25/39 (a)	8,563,000	10,699,619
5.576% 1/25/49 (a)	5,682,000	7,392,916
Time Warner Cable, Inc.:
4% 9/1/21	38,151,000	39,122,326
4.5% 9/15/42	21,520,000	21,602,206
5.5% 9/1/41	14,842,000	16,141,344
5.875% 11/15/40	9,556,000	10,878,387
6.55% 5/1/37	47,541,000	57,559,552
7.3% 7/1/38	30,237,000	38,787,635
		404,518,600
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 3.125% 7/16/22	16,205,000	16,672,514

TOTAL COMMUNICATION SERVICES		843,317,096

CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.3%
General Motors Financial Co., Inc.:
3.2% 7/13/20	26,000,000	26,145,933
4.2% 3/1/21	27,410,000	28,057,689
4.25% 5/15/23	9,285,000	9,721,915
4.375% 9/25/21	41,737,000	43,226,016
		107,151,553
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	18,902,000	20,219,320

TOTAL CONSUMER DISCRETIONARY		127,370,873

CONSUMER STAPLES - 2.7%
Beverages - 1.1%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	48,449,000	56,396,350
4.9% 2/1/46	59,642,000	70,939,070
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58	29,346,000	34,355,373
5.45% 1/23/39	22,180,000	28,303,880
5.55% 1/23/49	50,684,000	66,766,440
5.8% 1/23/59 (Reg. S)	53,730,000	73,317,283
		330,078,396
Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 2.7% 11/18/19	14,218,000	14,222,993
Food Products - 0.0%
Conagra Brands, Inc. 3.8% 10/22/21	5,378,000	5,533,096
Tobacco - 1.5%
Altria Group, Inc.:
2.85% 8/9/22	31,563,000	32,213,904
3.875% 9/16/46	21,780,000	21,393,141
4.25% 8/9/42	26,130,000	26,935,772
4.5% 5/2/43	17,568,000	18,686,479
4.8% 2/14/29	26,202,000	29,669,939
5.375% 1/31/44	31,709,000	37,511,896
5.95% 2/14/49	17,400,000	22,339,552
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (a)	24,400,000	24,528,419
3.75% 7/21/22 (a)	56,649,000	58,595,954
4.25% 7/21/25 (a)	25,864,000	27,579,090
Reynolds American, Inc.:
3.25% 6/12/20	5,106,000	5,144,735
4% 6/12/22	17,554,000	18,346,310
4.45% 6/12/25	12,732,000	13,787,064
5.7% 8/15/35	6,607,000	7,688,370
5.85% 8/15/45	50,684,000	57,176,917
6.15% 9/15/43	11,136,000	13,192,751
7.25% 6/15/37	15,680,000	20,436,268
		435,226,561

TOTAL CONSUMER STAPLES		785,061,046

ENERGY - 5.8%
Energy Equipment & Services - 0.3%
DCP Midstream LLC 6.75% 9/15/37 (a)	2,991,000	3,140,550
El Paso Pipeline Partners Operating Co. LLC:
5% 10/1/21	13,430,000	14,054,169
6.5% 4/1/20	2,078,000	2,127,637
Halliburton Co.:
3.8% 11/15/25	12,900,000	13,665,308
4.85% 11/15/35	11,266,000	12,714,832
Noble Holding International Ltd.:
7.95% 4/1/25 (b)	32,232,000	20,467,320
8.95% 4/1/45 (b)	11,807,000	6,552,885
Valaris PLC:
5.2% 3/15/25	32,677,000	19,687,893
5.75% 10/1/44	12,542,000	6,271,000
		98,681,594
Oil, Gas & Consumable Fuels - 5.5%
Amerada Hess Corp.:
7.125% 3/15/33	4,838,000	6,075,674
7.3% 8/15/31	6,392,000	7,964,441
Anadarko Finance Co. 7.5% 5/1/31	37,261,000	49,635,768
Anadarko Petroleum Corp.:
4.85% 3/15/21	8,165,000	8,440,874
5.55% 3/15/26	25,624,000	29,024,051
6.45% 9/15/36	22,220,000	27,834,487
6.6% 3/15/46	51,358,000	68,480,104
Canadian Natural Resources Ltd. 5.85% 2/1/35	11,807,000	14,268,732
Cenovus Energy, Inc. 4.25% 4/15/27	26,894,000	28,084,173
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	23,925,000	24,083,152
4.5% 6/1/25	7,318,000	7,940,325
DCP Midstream LLC:
4.75% 9/30/21 (a)	21,176,000	21,705,400
5.35% 3/15/20 (a)	39,799,000	40,276,588
DCP Midstream Operating LP 3.875% 3/15/23	38,871,000	39,356,888
Duke Energy Field Services 6.45% 11/3/36 (a)	7,882,000	8,256,395
El Paso Corp. 6.5% 9/15/20	21,920,000	22,833,789
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	16,015,000	17,151,064
Enable Midstream Partners LP 3.9% 5/15/24 (b)	7,314,000	7,520,756
Enbridge Energy Partners LP:
4.2% 9/15/21	24,752,000	25,563,292
4.375% 10/15/20	16,600,000	16,949,718
Enbridge, Inc.:
4% 10/1/23	13,539,000	14,331,950
4.25% 12/1/26	8,212,000	9,102,250
Energy Transfer Partners LP:
4.2% 9/15/23	5,952,000	6,293,148
4.25% 3/15/23	4,895,000	5,141,160
4.5% 4/15/24	5,975,000	6,405,891
4.95% 6/15/28	20,306,000	22,715,350
5.25% 4/15/29	9,720,000	11,134,286
5.8% 6/15/38	11,323,000	13,187,871
6% 6/15/48	7,374,000	8,794,894
6.25% 4/15/49	6,676,000	8,260,789
Enterprise Products Operating LP:
2.55% 10/15/19	4,990,000	4,989,619
3.75% 2/15/25	16,764,000	17,974,002
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	7,900,000	8,186,953
6.55% 9/15/40	2,324,000	2,954,322
Kinder Morgan, Inc. 5.55% 6/1/45	11,527,000	13,832,832
Marathon Petroleum Corp. 5.125% 3/1/21	20,728,000	21,567,300
MPLX LP:
4.5% 7/15/23	9,847,000	10,507,560
4.8% 2/15/29	5,209,000	5,794,269
4.875% 12/1/24	13,954,000	15,305,399
5.5% 2/15/49	15,628,000	17,913,306
Nakilat, Inc. 6.067% 12/31/33 (a)	5,435,000	6,657,875
Occidental Petroleum Corp.:
2.6% 8/13/21	7,518,000	7,567,967
2.7% 8/15/22	6,644,000	6,709,395
2.9% 8/15/24	21,957,000	22,162,339
3.2% 8/15/26	2,954,000	2,984,559
3.5% 8/15/29	9,302,000	9,477,118
4.3% 8/15/39	1,356,000	1,418,928
4.4% 8/15/49	1,357,000	1,415,385
Petrobras Global Finance BV 5.75% 2/1/29	45,715,000	49,516,490
Petroleos Mexicanos:
3.5% 1/30/23	28,927,000	28,102,581
4.5% 1/23/26	25,619,000	24,235,574
4.625% 9/21/23	51,115,000	51,234,803
4.875% 1/24/22	17,019,000	17,295,559
4.875% 1/18/24	25,208,000	25,308,832
5.375% 3/13/22	10,290,000	10,521,525
5.5% 1/21/21	41,149,000	42,011,895
5.5% 6/27/44	29,591,000	25,261,837
5.625% 1/23/46	24,828,000	21,294,727
6% 3/5/20	6,833,000	6,931,224
6.35% 2/12/48	17,400,000	15,994,950
6.375% 1/23/45	22,458,000	20,699,961
6.5% 3/13/27	23,110,000	23,603,255
6.5% 6/2/41	47,555,000	44,240,417
6.75% 9/21/47	83,207,000	79,046,650
6.875% 8/4/26	20,000,000	20,970,000
Phillips 66 Partners LP 2.646% 2/15/20	2,101,000	2,101,876
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	6,687,000	6,870,226
3.65% 6/1/22	25,681,000	26,394,298
3.85% 10/15/23	25,000,000	25,950,108
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	9,720,000	10,435,070
Southwestern Energy Co. 6.2% 1/23/25 (b)	13,262,000	11,604,250
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	6,434,000	7,176,313
The Williams Companies, Inc.:
3.7% 1/15/23	18,174,000	18,853,942
4.55% 6/24/24	86,182,000	93,341,560
Western Gas Partners LP:
4.65% 7/1/26	5,606,000	5,709,262
4.75% 8/15/28	5,645,000	5,717,686
5.375% 6/1/21	39,434,000	40,774,980
Williams Partners LP:
3.6% 3/15/22	17,478,000	17,995,139
3.9% 1/15/25	6,023,000	6,333,063
4% 11/15/21	10,934,000	11,260,755
4.125% 11/15/20	4,302,000	4,373,988
4.3% 3/4/24	17,006,000	18,151,775
4.5% 11/15/23	8,697,000	9,363,561
		1,582,910,520

TOTAL ENERGY		1,681,592,114

FINANCIALS - 15.5%
Banks - 6.2%
Bank of America Corp.:
3.004% 12/20/23 (b)	96,563,000	99,097,435
3.3% 1/11/23	22,906,000	23,813,435
3.419% 12/20/28 (b)	29,790,000	31,438,162
3.5% 4/19/26	25,446,000	27,264,384
3.864% 7/23/24 (b)	7,284,000	7,734,228
3.95% 4/21/25	22,702,000	24,239,048
4.1% 7/24/23	35,172,000	37,790,905
4.2% 8/26/24	36,930,000	39,856,703
4.25% 10/22/26	24,664,000	26,925,292
4.45% 3/3/26	7,110,000	7,829,358
Barclays PLC:
2.75% 11/8/19	20,644,000	20,654,180
3.25% 1/12/21	24,010,000	24,205,666
4.375% 1/12/26	32,341,000	34,131,753
5.088% 6/20/30 (b)	35,130,000	36,491,740
5.2% 5/12/26	26,409,000	28,037,062
Citigroup, Inc.:
2.4% 2/18/20	57,223,000	57,274,962
2.75% 4/25/22	25,000,000	25,447,911
2.9% 12/8/21	20,972,000	21,336,484
3.142% 1/24/23 (b)	22,396,000	22,901,226
3.352% 4/24/25 (b)	23,819,000	24,885,853
4.05% 7/30/22	10,740,000	11,263,520
4.3% 11/20/26	8,693,000	9,486,976
4.4% 6/10/25	60,947,000	66,136,690
4.45% 9/29/27	6,943,000	7,640,728
5.5% 9/13/25	14,330,000	16,423,907
Citizens Bank NA 2.55% 5/13/21	7,737,000	7,791,259
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	27,180,000	28,371,237
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20	26,632,000	26,704,613
3.75% 3/26/25	26,750,000	28,274,979
3.8% 9/15/22	38,070,000	39,730,395
3.8% 6/9/23	42,579,000	44,701,696
Discover Bank:
4.2% 8/8/23	35,498,000	38,116,656
7% 4/15/20	9,043,000	9,295,711
Fifth Third Bancorp 8.25% 3/1/38	12,528,000	19,456,204
HSBC Holdings PLC 4.25% 3/14/24	12,220,000	12,894,972
Huntington Bancshares, Inc. 7% 12/15/20	4,459,000	4,725,042
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	6,553,000	6,716,881
5.71% 1/15/26 (a)	50,790,000	53,587,820
JPMorgan Chase & Co.:
2.95% 10/1/26	27,458,000	28,483,778
3.25% 9/23/22	53,888,000	55,849,875
3.797% 7/23/24 (b)	63,894,000	67,871,817
3.875% 9/10/24	52,753,000	56,398,758
4.125% 12/15/26	48,163,000	53,054,641
4.25% 10/15/20	8,000,000	8,195,652
4.35% 8/15/21	37,606,000	39,240,738
4.625% 5/10/21	10,326,000	10,761,175
Rabobank Nederland 4.375% 8/4/25	39,970,000	43,206,874
Regions Bank 6.45% 6/26/37	40,184,000	53,801,652
Regions Financial Corp. 3.2% 2/8/21	14,047,000	14,237,445
Royal Bank of Scotland Group PLC:
4.8% 4/5/26	42,281,000	46,164,378
5.125% 5/28/24	45,938,000	48,616,175
6% 12/19/23	40,227,000	43,810,684
6.1% 6/10/23	44,386,000	48,137,980
6.125% 12/15/22	71,538,000	77,389,135
UniCredit SpA 6.572% 1/14/22 (a)	26,358,000	28,342,412
Westpac Banking Corp. 4.11% 7/24/34 (b)	17,896,000	18,839,800
		1,795,078,042
Capital Markets - 4.1%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	30,803,000	32,113,502
4.25% 2/15/24	23,736,000	25,520,375
Ares Capital Corp. 4.2% 6/10/24	42,712,000	44,336,653
Credit Suisse Group AG 3.869% 1/12/29 (a)(b)	19,608,000	20,887,265
Deutsche Bank AG 4.5% 4/1/25	67,755,000	64,012,175
Deutsche Bank AG New York Branch:
3.15% 1/22/21	18,975,000	18,908,499
3.3% 11/16/22	46,140,000	45,860,504
5% 2/14/22	43,313,000	44,894,248
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	158,668,000	160,853,991
3.2% 2/23/23	83,857,000	86,639,868
3.272% 9/29/25 (b)	52,832,000	54,970,080
4.25% 10/21/25	26,330,000	28,400,962
6.75% 10/1/37	11,247,000	15,409,446
IntercontinentalExchange, Inc. 2.75% 12/1/20	8,512,000	8,584,292
Moody's Corp.:
2.75% 12/15/21	5,835,000	5,913,962
3.25% 1/15/28	11,244,000	11,856,737
4.875% 2/15/24	10,558,000	11,697,501
Morgan Stanley:
3.125% 1/23/23	52,000,000	53,616,674
3.7% 10/23/24	18,925,000	20,215,792
3.737% 4/24/24 (b)	163,561,000	172,079,257
3.75% 2/25/23	53,516,000	56,291,795
4.1% 5/22/23	20,000,000	21,178,779
4.431% 1/23/30 (b)	20,903,000	23,855,289
4.875% 11/1/22	39,633,000	42,635,031
5% 11/24/25	39,759,000	44,860,190
5.625% 9/23/19	16,919,000	16,948,150
5.75% 1/25/21	26,624,000	27,932,801
UBS Group Funding Ltd. 4.125% 9/24/25 (a)	27,816,000	30,272,454
		1,190,746,272
Consumer Finance - 1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	29,196,000	29,291,749
3.5% 5/26/22	8,162,000	8,384,766
4.125% 7/3/23	21,033,000	22,312,094
4.45% 12/16/21	13,913,000	14,457,096
4.45% 4/3/26	14,780,000	15,869,746
4.5% 5/15/21	5,650,000	5,828,497
4.875% 1/16/24	23,718,000	25,726,064
5% 10/1/21	8,475,000	8,886,862
Capital One Financial Corp. 3.8% 1/31/28	21,736,000	23,173,417
Discover Financial Services:
3.75% 3/4/25	20,000,000	21,056,642
3.85% 11/21/22	38,277,000	40,149,275
3.95% 11/6/24	16,412,000	17,495,631
4.5% 1/30/26	22,355,000	24,689,399
5.2% 4/27/22	16,852,000	18,121,863
Ford Motor Credit Co. LLC:
5.085% 1/7/21	13,940,000	14,361,644
5.584% 3/18/24	29,713,000	31,954,003
5.596% 1/7/22	28,839,000	30,496,776
Synchrony Financial:
2.85% 7/25/22	7,345,000	7,444,111
3.75% 8/15/21	12,146,000	12,419,916
3.95% 12/1/27	37,578,000	38,956,570
4.25% 8/15/24	12,226,000	13,017,290
4.375% 3/19/24	10,847,000	11,586,385
5.15% 3/19/29	31,181,000	35,115,175
		470,794,971
Diversified Financial Services - 1.4%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	7,566,000	7,674,194
3.95% 7/1/24 (a)	10,050,000	10,343,460
4.375% 5/1/26 (a)	12,230,000	12,698,409
5.25% 5/15/24 (a)	18,329,000	19,661,518
AXA Equitable Holdings, Inc. 3.9% 4/20/23	5,194,000	5,455,209
Brixmor Operating Partnership LP:
3.25% 9/15/23	36,362,000	37,434,940
3.85% 2/1/25	22,346,000	23,487,936
3.875% 8/15/22	17,670,000	18,438,606
4.125% 6/15/26	22,815,000	24,319,972
4.125% 5/15/29	24,605,000	26,618,340
Cigna Corp.:
3.75% 7/15/23	23,504,000	24,708,773
4.125% 11/15/25	17,365,000	18,892,546
4.375% 10/15/28	29,335,000	32,802,428
4.8% 8/15/38	18,265,000	21,116,976
4.9% 12/15/48	18,248,000	21,594,513
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	29,800,000	32,225,720
Pine Street Trust I:
4.572% 2/15/29 (a)	27,369,000	29,544,555
5.568% 2/15/49 (a)	27,400,000	31,347,243
Voya Financial, Inc. 3.125% 7/15/24	13,735,000	14,192,245
		412,557,583
Insurance - 2.2%
American International Group, Inc.:
3.3% 3/1/21	11,928,000	12,125,408
3.875% 1/15/35	29,736,000	31,563,312
4.875% 6/1/22	26,181,000	28,041,750
Aon Corp. 5% 9/30/20	5,687,000	5,858,262
Liberty Mutual Group, Inc. 4.569% 2/1/29 (a)	23,174,000	26,375,112
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	18,840,000	21,643,058
4.75% 3/15/39	8,645,000	10,822,960
4.8% 7/15/21	13,119,000	13,668,990
4.9% 3/15/49	17,204,000	22,335,814
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	34,265,000	41,851,166
MetLife, Inc. 3.048% 12/15/22 (b)	21,302,000	22,004,298
Metropolitan Life Global Funding I:
U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.62% 5/28/21 (a)(b)(c)	132,169,000	132,268,349
3% 1/10/23 (a)	15,204,000	15,680,960
Pacific LifeCorp 5.125% 1/30/43 (a)	30,812,000	37,142,413
Pricoa Global Funding I 5.375% 5/15/45 (b)	27,275,000	29,101,334
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	10,800,000	11,907,000
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	29,603,000	37,256,971
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	10,239,000	11,137,325
Unum Group:
3.875% 11/5/25	25,368,000	26,780,539
4% 6/15/29	21,140,000	22,209,703
5.625% 9/15/20	18,528,000	19,153,495
5.75% 8/15/42	40,693,000	50,526,957
		629,455,176

TOTAL FINANCIALS		4,498,632,044

HEALTH CARE - 2.3%
Health Care Providers & Services - 1.4%
CVS Health Corp.:
2.625% 8/15/24	3,747,000	3,768,472
3% 8/15/26	3,041,000	3,078,196
3.25% 8/15/29	6,986,000	7,080,516
3.7% 3/9/23	13,600,000	14,221,487
4% 12/5/23	18,015,000	19,149,241
4.1% 3/25/25	81,952,000	87,674,908
4.3% 3/25/28	68,226,000	74,471,484
4.78% 3/25/38	30,372,000	34,058,017
5.05% 3/25/48	44,655,000	52,030,269
Elanco Animal Health, Inc.:
3.912% 8/27/21	4,903,000	4,997,545
4.272% 8/28/23	15,472,000	16,205,444
4.9% 8/28/28	6,518,000	7,108,680
Medco Health Solutions, Inc. 4.125% 9/15/20	11,062,000	11,250,578
Toledo Hospital:
5.325% 11/15/28	10,187,000	11,509,831
6.015% 11/15/48	34,959,000	44,094,846
WellPoint, Inc. 3.3% 1/15/23	21,022,000	21,712,652
		412,412,166
Pharmaceuticals - 0.9%
Actavis Funding SCS 3.45% 3/15/22	25,461,000	26,146,880
Allergan PLC 3.25% 10/1/22	15,000,000	15,330,641
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	20,553,000	22,152,022
Mylan NV:
3.15% 6/15/21	24,804,000	25,096,919
3.95% 6/15/26	37,112,000	38,617,321
Perrigo Finance PLC 3.5% 12/15/21	2,562,000	2,573,556
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	50,000,000	51,140,569
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	17,346,000	16,240,193
2.8% 7/21/23	15,491,000	13,051,168
Zoetis, Inc. 3.25% 2/1/23	33,171,000	34,308,161
		244,657,430

TOTAL HEALTH CARE		657,069,596

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (a)	15,580,000	16,538,965
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	5,745,000	6,051,884
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
3% 9/15/23	4,809,000	4,894,595
3.375% 6/1/21	12,831,000	13,043,041
3.75% 2/1/22	25,484,000	26,254,522
3.875% 4/1/21	17,429,000	17,832,033
4.25% 2/1/24	27,160,000	28,992,324
4.25% 9/15/24	19,743,000	21,224,344
4.75% 3/1/20	19,421,000	19,638,978
		131,879,837
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	2,599,000	2,865,398

TOTAL INDUSTRIALS		157,336,084

INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	21,206,000	23,048,485
6.02% 6/15/26 (a)	7,331,000	8,273,753
		31,322,238
MATERIALS - 0.3%
Chemicals - 0.1%
Nutrien Ltd.:
4.2% 4/1/29	2,900,000	3,241,170
5% 4/1/49	5,049,000	6,027,251
The Dow Chemical Co. 4.125% 11/15/21	19,768,000	20,512,050
		29,780,471
Metals & Mining - 0.2%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	10,050,000	10,446,573
6.75% 10/19/75 (a)(b)	24,962,000	29,235,494
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	8,127,000	8,703,509
4.5% 8/1/47 (a)	6,415,000	7,535,620
		55,921,196

TOTAL MATERIALS		85,701,667

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 2.2%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	7,324,000	7,676,732
AvalonBay Communities, Inc. 3.625% 10/1/20	12,415,000	12,575,917
Boston Properties, Inc.:
3.85% 2/1/23	10,817,000	11,418,195
4.5% 12/1/28	17,981,000	20,776,083
Camden Property Trust:
2.95% 12/15/22	12,066,000	12,372,518
4.25% 1/15/24	20,255,000	21,923,507
Corporate Office Properties LP 5% 7/1/25	16,542,000	18,002,453
DDR Corp.:
3.625% 2/1/25	12,380,000	12,774,015
4.25% 2/1/26	14,917,000	15,905,309
4.625% 7/15/22	6,024,000	6,316,123
Duke Realty LP:
3.625% 4/15/23	22,930,000	24,009,000
3.75% 12/1/24	9,068,000	9,699,984
3.875% 10/15/22	20,422,000	21,406,740
Equity One, Inc. 3.75% 11/15/22	30,646,000	31,940,263
ERP Operating LP 4.75% 7/15/20	31,427,000	31,929,894
HCP, Inc.:
3.25% 7/15/26	2,740,000	2,833,520
3.5% 7/15/29	3,133,000	3,308,443
Hudson Pacific Properties LP 4.65% 4/1/29	36,999,000	41,586,289
Lexington Corporate Properties Trust 4.4% 6/15/24	7,941,000	8,308,432
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	29,828,000	31,435,558
4.5% 1/15/25	13,762,000	14,549,640
4.5% 4/1/27	73,646,000	78,858,855
4.75% 1/15/28	30,475,000	33,187,031
4.95% 4/1/24	7,519,000	8,095,568
5.25% 1/15/26	29,837,000	33,018,149
Retail Opportunity Investments Partnership LP:
4% 12/15/24	5,631,000	5,760,999
5% 12/15/23	4,225,000	4,478,346
Store Capital Corp. 4.625% 3/15/29	8,550,000	9,498,929
Ventas Realty LP:
3% 1/15/30	21,344,000	21,486,739
3.125% 6/15/23	6,397,000	6,602,165
3.5% 2/1/25	8,762,000	9,220,364
4% 3/1/28	11,430,000	12,418,174
4.125% 1/15/26	8,443,000	9,150,835
Weingarten Realty Investors 3.375% 10/15/22	4,634,000	4,746,671
WP Carey, Inc.:
3.85% 7/15/29	6,115,000	6,492,730
4% 2/1/25	30,215,000	31,878,011
		635,642,181
Real Estate Management & Development - 1.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	30,680,000	32,093,097
3.95% 11/15/27	22,384,000	23,599,474
4.1% 10/1/24	24,424,000	25,877,441
4.55% 10/1/29	23,929,000	26,167,404
Digital Realty Trust LP:
3.95% 7/1/22	17,850,000	18,694,566
4.75% 10/1/25	18,728,000	20,779,052
Liberty Property LP:
3.375% 6/15/23	12,723,000	13,205,404
3.75% 4/1/25	17,751,000	18,738,732
4.125% 6/15/22	11,558,000	12,108,350
4.4% 2/15/24	32,513,000	35,250,233
4.75% 10/1/20	17,245,000	17,614,430
Mack-Cali Realty LP:
3.15% 5/15/23	41,165,000	39,141,050
4.5% 4/18/22	7,126,000	7,157,844
Post Apartment Homes LP 3.375% 12/1/22	4,560,000	4,710,669
Tanger Properties LP:
3.125% 9/1/26	14,745,000	14,610,212
3.75% 12/1/24	19,449,000	20,006,311
3.875% 12/1/23	10,722,000	11,110,138
Washington Prime Group LP 3.85% 4/1/20	20,000,000	19,870,600
		360,735,007

TOTAL REAL ESTATE		996,377,188

UTILITIES - 1.9%
Electric Utilities - 1.1%
American Electric Power Co., Inc. 2.95% 12/15/22	9,568,000	9,772,981
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	15,117,000	16,132,268
6.4% 9/15/20 (a)	34,900,000	36,210,505
Eversource Energy 2.8% 5/1/23	32,099,000	32,693,580
Exelon Corp. 2.85% 6/15/20	7,468,000	7,501,258
FirstEnergy Corp.:
4.25% 3/15/23	66,372,000	70,532,010
7.375% 11/15/31	30,718,000	44,046,799
IPALCO Enterprises, Inc.:
3.45% 7/15/20	42,035,000	42,288,058
3.7% 9/1/24	10,405,000	10,885,949
LG&E and KU Energy LLC 3.75% 11/15/20	2,232,000	2,265,574
NV Energy, Inc. 6.25% 11/15/20	7,075,000	7,398,152
PPL Capital Funding, Inc. 3.4% 6/1/23	15,470,000	15,987,350
TECO Finance, Inc. 5.15% 3/15/20	11,097,000	11,256,503
		306,970,987
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	6,702,000	6,895,318
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP:
2.7% 6/15/21	5,862,000	5,904,292
3.55% 6/15/26	9,377,000	9,896,499
		15,800,791
Multi-Utilities - 0.7%
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	66,502,000	62,179,370
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (b)(c)	7,991,000	7,551,495
NiSource Finance Corp.:
5.8% 2/1/42	11,523,000	15,121,733
5.95% 6/15/41	21,763,000	29,080,719
NiSource, Inc. 2.95% 9/1/29	41,655,000	42,586,292
Puget Energy, Inc.:
6% 9/1/21	26,400,000	28,176,072
6.5% 12/15/20	8,451,000	8,884,967
Sempra Energy 2.875% 10/1/22	9,886,000	10,044,138
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (b)(c)	13,102,000	11,080,492
		214,705,278

TOTAL UTILITIES		544,372,374

TOTAL NONCONVERTIBLE BONDS
(Cost $9,746,259,793)		10,408,152,320

U.S. Government and Government Agency Obligations - 32.0%
U.S. Treasury Inflation-Protected Obligations - 4.0%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$65,202,399	$71,212,961
0.875% 2/15/47	72,230,500	81,715,482
1% 2/15/46	28,322,986	32,800,560
1% 2/15/49	44,106,040	52,067,863
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	90,163,355	90,886,857
0.125% 7/15/26	69,928,636	70,760,154
0.25% 7/15/29	15,020,550	15,453,688
0.375% 7/15/25	280,853,666	287,782,067
0.375% 1/15/27	125,940,145	129,315,136
0.625% 1/15/26	211,445,583	219,557,707
0.875% 1/15/29	112,691,918	122,012,333

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		1,173,564,808

U.S. Treasury Obligations - 28.0%
U.S. Treasury Bonds:
2.875% 5/15/49 (d)	50,000,000	60,294,200
3% 2/15/49	940,761,000	1,158,973,442
U.S. Treasury Notes:
1.25% 8/31/24	500,000,000	496,621,095
1.375% 8/31/26	945,578,000	940,591,551
1.625% 8/15/29	851,300,000	860,976,889
1.75% 7/31/24 (d)	235,000,000	238,938,085
1.875% 3/31/22	711,519,000	718,856,540
1.875% 7/31/22	150,905,000	152,750,049
2% 12/31/21	225,143,000	227,728,628
2.125% 3/31/24	172,231,000	177,619,946
2.125% 11/30/24	379,473,000	392,902,785
2.125% 5/31/26	384,655,000	401,183,145
2.25% 4/30/24	274,340,000	284,659,900
2.25% 12/31/24	247,871,000	258,386,154
2.25% 11/15/27	51,332,000	54,389,863
2.375% 4/30/26	317,775,000	336,295,324
2.5% 1/31/24	316,100,000	330,645,537
2.625% 12/31/23	148,680,000	156,172,077
2.75% 6/30/25	165,101,000	177,167,562
2.75% 2/15/28	132,320,000	145,608,857
2.875% 11/30/25	45,884,000	49,780,556
3.125% 11/15/28	436,958,000	497,671,265

TOTAL U.S. TREASURY OBLIGATIONS		8,118,213,450

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,817,073,657)		9,291,778,258

U.S. Government Agency - Mortgage Securities - 27.2%
Fannie Mae - 8.2%
12 month U.S. LIBOR + 1.365% 4.115% 10/1/35 (b)(c)	31,016	32,080
12 month U.S. LIBOR + 1.445% 4.497% 4/1/37 (b)(c)	117,061	121,649
12 month U.S. LIBOR + 1.480% 4.242% 7/1/34 (b)(c)	71,390	74,308
12 month U.S. LIBOR + 1.495% 4.509% 1/1/35 (b)(c)	128,643	133,267
12 month U.S. LIBOR + 1.553% 4.337% 6/1/36 (b)(c)	81,189	84,645
12 month U.S. LIBOR + 1.565% 4.69% 3/1/37 (b)(c)	52,183	54,367
12 month U.S. LIBOR + 1.594% 4.485% 5/1/36 (b)(c)	246,743	257,252
12 month U.S. LIBOR + 1.617% 4.583% 3/1/33 (b)(c)	93,496	97,049
12 month U.S. LIBOR + 1.641% 4.38% 9/1/36 (b)(c)	67,071	69,902
12 month U.S. LIBOR + 1.645% 4.693% 6/1/47 (b)(c)	108,207	113,469
12 month U.S. LIBOR + 1.666% 4.538% 11/1/36 (b)(c)	204,704	213,468
12 month U.S. LIBOR + 1.711% 4.595% 6/1/42 (b)(c)	825,045	858,590
12 month U.S. LIBOR + 1.718% 4.399% 5/1/35 (b)(c)	200,961	209,389
12 month U.S. LIBOR + 1.745% 4.755% 7/1/35 (b)(c)	138,123	143,975
12 month U.S. LIBOR + 1.750% 4.479% 8/1/41 (b)(c)	264,445	275,016
12 month U.S. LIBOR + 1.752% 4.734% 3/1/40 (b)(c)	283,546	296,271
12 month U.S. LIBOR + 1.800% 4.492% 7/1/41 (b)(c)	1,083,444	1,133,677
12 month U.S. LIBOR + 1.800% 4.786% 1/1/42 (b)(c)	384,240	398,285
12 month U.S. LIBOR + 1.810% 4.81% 12/1/39 (b)(c)	104,533	108,945
12 month U.S. LIBOR + 1.812% 4.596% 12/1/40 (b)(c)	6,122,560	6,381,569
12 month U.S. LIBOR + 1.818% 4.535% 7/1/41 (b)(c)	578,631	604,073
12 month U.S. LIBOR + 1.818% 4.568% 9/1/41 (b)(c)	331,061	344,577
12 month U.S. LIBOR + 1.818% 4.932% 2/1/42 (b)(c)	470,710	489,818
12 month U.S. LIBOR + 1.830% 4.657% 10/1/41 (b)(c)	394,527	411,691
12 month U.S. LIBOR + 1.851% 4.58% 5/1/36 (b)(c)	85,100	89,033
12 month U.S. LIBOR + 1.900% 4.776% 7/1/37 (b)(c)	50,825	53,471
12 month U.S. LIBOR + 1.938% 4.751% 9/1/36 (b)(c)	82,414	85,468
6 month U.S. LIBOR + 1.475% 4.178% 10/1/33(b)(c)	18,954	19,542
6 month U.S. LIBOR + 1.505% 4.103% 1/1/35 (b)(c)	218,796	226,124
6 month U.S. LIBOR + 1.510% 4.144% 2/1/33 (b)(c)(e)	18,010	18,582
6 month U.S. LIBOR + 1.535% 4.178% 3/1/35 (b)(c)	50,860	52,620
6 month U.S. LIBOR + 1.535% 4.315% 12/1/34 (b)(c)	80,698	83,275
6 month U.S. LIBOR + 1.556% 4.278% 10/1/33 (b)(c)	27,298	28,153
6 month U.S. LIBOR + 1.565% 4.085% 7/1/35 (b)(c)	32,634	33,808
6 month U.S. LIBOR + 1.740% 4.365% 12/1/34 (b)(c)	2,940	3,057
6 month U.S. LIBOR + 1.960% 4.725% 9/1/35 (b)(c)	36,041	37,617
U.S. TREASURY 1 YEAR INDEX + 2.208% 4.833% 3/1/35 (b)(c)	39,199	41,088
U.S. TREASURY 1 YEAR INDEX + 2.251% 4.765% 12/1/33 (b)(c)	700,231	733,320
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.676% 6/1/36 (b)(c)	237,098	247,629
U.S. TREASURY 1 YEAR INDEX + 2.295% 4.678% 10/1/33 (b)(c)	139,721	145,847
U.S. TREASURY 1 YEAR INDEX + 2.447% 4.946% 7/1/34 (b)(c)	263,105	275,445
U.S. TREASURY 1 YEAR INDEX + 2.549% 5.085% 5/1/35 (b)(c)	47,865	50,089
2.5% 2/1/28 to 4/1/43	107,806,185	109,296,735
3% 3/1/26 to 9/1/49	818,736,320	843,688,610
3.5% 7/1/32 to 6/1/48 (f)(g)	539,590,635	565,403,964
4% 11/1/31 to 8/1/48	506,724,170	535,997,121
4.5% 4/1/21 to 12/1/48	203,010,688	218,168,450
5% 12/1/19 to 6/1/39	3,706,135	4,012,145
5.251% 8/1/41 (b)	2,623,151	2,859,433
5.5% 9/1/21 to 5/1/44	43,130,160	47,656,733
6% 9/1/19	5	5
6% 11/1/19 to 1/1/42	13,115,656	14,905,080
6.5% 8/1/20 to 4/1/37	10,103,713	11,396,487
6.531% 2/1/39 (b)	2,562,474	2,769,715
7% 9/1/21 to 7/1/37	1,800,625	2,027,324
7.5% 11/1/22 to 2/1/32	816,733	920,096
8% 8/1/29 to 3/1/37	24,985	29,778
8.5% 5/1/21 to 9/1/25	741	809
9.5% 9/1/21 to 2/1/25	394	401

TOTAL FANNIE MAE		2,374,264,386

Freddie Mac - 6.7%
12 month U.S. LIBOR + 1.325% 4.237% 1/1/36 (b)(c)	64,764	66,783
12 month U.S. LIBOR + 1.375% 4.28% 3/1/36 (b)(c)	280,084	289,254
12 month U.S. LIBOR + 1.500% 4.53% 3/1/36 (b)(c)	190,680	197,835
12 month U.S. LIBOR + 1.515% 4.39% 11/1/35 (b)(c)	56,278	58,194
12 month U.S. LIBOR + 1.750% 4.406% 7/1/41 (b)(c)	688,346	716,197
12 month U.S. LIBOR + 1.750% 4.644% 12/1/40 (b)(c)	3,518,900	3,649,471
12 month U.S. LIBOR + 1.754% 4.498% 9/1/41 (b)(c)	1,300,066	1,345,677
12 month U.S. LIBOR + 1.793% 4.695% 4/1/37 (b)(c)	74,309	77,555
12 month U.S. LIBOR + 1.864% 4.739% 4/1/36 (b)(c)	73,883	77,643
12 month U.S. LIBOR + 1.877% 4.787% 4/1/41 (b)(c)	451,629	470,175
12 month U.S. LIBOR + 1.880% 4.63% 9/1/41 (b)(c)	428,839	446,834
12 month U.S. LIBOR + 1.884% 4.628% 10/1/42 (b)(c)	552,654	575,218
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (b)(c)	407,041	425,004
12 month U.S. LIBOR + 1.910% 4.73% 6/1/41 (b)(c)	854,778	892,883
12 month U.S. LIBOR + 1.910% 4.785% 5/1/41 (b)(c)	726,321	763,075
12 month U.S. LIBOR + 1.910% 4.807% 5/1/41 (b)(c)	871,268	908,184
12 month U.S. LIBOR + 1.920% 4.67% 6/1/36 (b)(c)	42,219	44,393
12 month U.S. LIBOR + 1.998% 4.913% 4/1/38 (b)(c)	213,119	223,838
12 month U.S. LIBOR + 2.045% 4.785% 7/1/36 (b)(c)	117,915	123,683
12 month U.S. LIBOR + 2.070% 4.998% 3/1/33 (b)(c)	5,364	5,598
12 month U.S. LIBOR + 2.160% 5.035% 11/1/35 (b)(c)	47,821	49,991
12 month U.S. LIBOR + 2.200% 5.075% 12/1/36 (b)(c)	182,048	190,562
6 month U.S. LIBOR + 1.125% 3.849% 8/1/37 (b)(c)	70,131	71,537
6 month U.S. LIBOR + 1.445% 4.195% 3/1/35 (b)(c)	76,532	78,802
6 month U.S. LIBOR + 1.608% 4.205% 12/1/35 (b)(c)	20,328	21,039
6 month U.S. LIBOR + 1.647% 4.289% 2/1/37 (b)(c)	282,446	292,463
6 month U.S. LIBOR + 1.655% 4.375% 4/1/35 (b)(c)	139,204	144,065
6 month U.S. LIBOR + 1.720% 4.247% 8/1/37 (b)(c)	108,315	112,607
6 month U.S. LIBOR + 1.746% 4.58% 5/1/37 (b)(c)	28,050	29,185
6 month U.S. LIBOR + 1.843% 4.534% 10/1/36 (b)(c)	313,158	325,726
6 month U.S. LIBOR + 1.912% 4.623% 10/1/35 (b)(c)	189,929	197,529
6 month U.S. LIBOR + 2.020% 4.65% 6/1/37 (b)(c)	55,080	57,424
6 month U.S. LIBOR + 2.040% 4.665% 6/1/37 (b)(c)	82,961	86,595
6 month U.S. LIBOR + 2.276% 4.955% 10/1/35 (b)(c)	67,626	70,192
U.S. TREASURY 1 YEAR INDEX + 2.035% 4.58% 6/1/33 (b)(c)	263,107	275,367
U.S. TREASURY 1 YEAR INDEX + 2.248% 4.952% 1/1/35 (b)(c)	11,270	11,802
U.S. TREASURY 1 YEAR INDEX + 2.286% 4.828% 6/1/33 (b)(c)	507,957	530,488
U.S. TREASURY 1 YEAR INDEX + 2.412% 4.902% 3/1/35 (b)(c)	1,013,423	1,057,906
2.5% 6/1/31 to 6/1/34	130,299,099	132,244,411
3% 6/1/31 to 8/1/49	489,793,750	503,812,715
3.5% 1/1/32 to 5/1/49 (f)(h)	561,909,757	589,247,780
3.5% 8/1/47	13,038,619	13,663,574
4% 6/1/33 to 10/1/48	456,284,253	484,494,575
4% 4/1/48	982,290	1,026,668
4.5% 6/1/25 to 12/1/48	148,959,118	159,811,196
5% 6/1/20 to 7/1/41	30,237,844	33,395,817
5.5% 10/1/19 to 3/1/41	6,217,301	6,865,899
6% 10/1/21 to 12/1/37	2,916,792	3,261,650
6.5% 7/1/21 to 9/1/39	4,529,883	5,144,103
7% 6/1/21 to 9/1/36	1,583,739	1,802,377
7.5% 1/1/27 to 1/1/33	43,399	49,401
8% 7/1/24 to 4/1/32	46,228	52,760
8.5% 6/1/22 to 1/1/28	44,313	49,354
9% 10/1/20	4	4
9.5% 5/1/21	3	3

TOTAL FREDDIE MAC		1,949,883,061

Ginnie Mae - 10.8%
3% 4/15/42 to 6/20/48	423,384,346	437,875,319
3.5% 11/15/40 to 6/20/49	611,083,104	640,353,896
4% 2/15/39 to 5/20/49	345,571,604	367,760,972
4.5% 6/20/33 to 6/20/48	191,114,407	203,639,594
5.5% 6/15/33 to 9/15/39	2,742,823	3,071,851
6% 10/15/30 to 5/15/40	5,273,718	5,974,591
7% 10/15/22 to 3/15/33	2,513,092	2,850,543
7.5% 2/15/22 to 9/15/31	685,086	754,584
8% 11/15/21 to 11/15/29	184,260	199,986
8.5% 10/15/21 to 1/15/31	39,731	44,681
9% 10/15/19 to 1/15/23	324	347
9.5% 12/15/20 to 3/15/23	138	142
3% 9/1/49 (i)	35,050,000	36,143,967
3% 9/1/49 (i)	35,050,000	36,143,967
3% 9/1/49 (i)	31,700,000	32,689,408
3% 9/1/49 (i)	22,800,000	23,511,624
3% 9/1/49 (i)	22,500,000	23,202,261
3% 9/1/49 (i)	18,300,000	18,871,172
3% 9/1/49 (i)	32,200,000	33,205,014
3% 9/1/49 (i)	30,300,000	31,245,711
3% 9/1/49 (i)	33,550,000	34,597,149
3% 9/1/49 (i)	28,150,000	29,028,607
3% 9/1/49 (i)	2,300,000	2,371,787
3% 9/1/49 (i)	30,600,000	31,555,075
3% 9/1/49 (i)	60,200,000	62,078,938
3% 9/1/49 (i)	8,900,000	9,177,783
3% 9/1/49 (i)	25,800,000	26,605,259
3% 9/1/49 (i)	25,800,000	26,605,259
3% 10/1/49 (i)	42,000,000	43,255,103
3.5% 9/1/49 (i)	164,600,000	171,003,977
3.5% 9/1/49 (i)	134,300,000	139,525,116
3.5% 9/1/49 (i)	18,100,000	18,804,204
3.5% 9/1/49 (i)	107,200,000	111,370,755
3.5% 9/1/49 (i)	88,450,000	91,891,262
3.5% 9/1/49 (i)	79,100,000	82,177,488
3.5% 9/1/49 (i)	26,600,000	27,634,908
3.5% 9/1/49 (i)	58,750,000	61,035,745
3.5% 9/1/49 (i)	58,450,000	60,724,073
3.5% 9/1/49 (i)	129,000,000	134,018,913
4% 9/1/49 (i)	47,000,000	48,971,796
5% 12/15/32 to 9/15/41	31,434,550	34,752,587
6.5% 3/20/31 to 6/15/37	532,508	608,763

TOTAL GINNIE MAE		3,145,334,177

Uniform Mortgage Backed Securities - 1.5%
3% 9/1/34 (i)	500,000	512,695
3% 9/1/34 (i)	69,050,000	70,803,221
3% 9/1/49 (i)	23,800,000	24,259,266
3% 9/1/49 (i)	35,300,000	35,981,181
3% 9/1/49 (i)	23,000,000	23,443,829
3.5% 9/1/49 (i)	35,100,000	36,067,991
3.5% 9/1/49 (i)	54,800,000	56,311,280
3.5% 9/1/49 (i)	30,750,000	31,598,027
3.5% 9/1/49 (i)	26,650,000	27,384,956
3.5% 9/1/49 (i)	30,700,000	31,546,648
3.5% 9/1/49 (i)	18,800,000	19,318,468
3.5% 9/1/49 (i)	23,700,000	24,353,601
3.5% 9/1/49 (i)	23,700,000	24,353,601
4% 9/1/49 (i)	3,000,000	3,114,212
4.5% 9/1/49 (i)	5,300,000	5,578,671
4.5% 9/1/49 (i)	13,000,000	13,683,534

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		428,311,181

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $7,779,983,258)		7,897,792,805

Asset-Backed Securities - 2.3%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$18,331,713	$18,531,382
Series 2019-1 Class A, 3.844% 5/15/39 (a)	20,061,037	20,193,891
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 3.6184% 7/22/32 (a)(b)(c)	30,545,000	30,545,000
Ares Xli Clo Ltd. / Ares Xli Cl Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 3.5034% 1/15/29 (a)(b)(c)	33,040,000	33,029,064
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.125% 3.2703% 2/25/35 (b)(c)	644,570	643,969
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	39,022,375	40,493,850
Class AA, 2.487% 12/16/41 (a)	7,946,250	7,938,824
Brazos Higher Education Authority, Inc. Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 3.0323% 5/25/29 (b)(c)	17,121,803	17,164,768
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	30,344,765	30,971,375
Class B, 5.095% 4/15/39 (a)	10,409,518	10,633,704
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	32,182,110	32,986,586
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 0% 10/20/32 (a)(b)(c)(i)	21,882,000	21,882,000
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 3.8749% 5/29/32 (a)(b)(c)	15,297,000	15,287,868
Countrywide Home Loans, Inc. Series 2004-7 Class AF5, 4.706% 1/25/35 (b)	300,504	299,683
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	16,690,710	17,040,714
Class A2II, 4.03% 11/20/47 (a)	28,250,805	29,469,545
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 3.5834% 4/15/29 (a)(b)(c)	35,552,000	35,643,724
Series 2018-70X Class A1, 3 month U.S. LIBOR + 1.170% 3.4923% 1/16/32 (b)(c)	346,000	343,496
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 3.7622% 5/15/32 (a)(b)(c)	25,028,000	24,986,303
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.9703% 3/25/34 (b)(c)	1,791	1,686
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	13,216,498	13,815,049
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	13,822,820	13,973,627
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 3.4976% 1/20/29 (a)(b)(c)	12,417,000	12,410,556
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 3.603% 7/15/32 (a)(b)(c)	30,503,000	30,485,156
Magnetite CLO Ltd. Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 3.9086% 4/20/30 (a)(b)(c)	26,927,000	26,922,207
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.6553% 9/25/35 (b)(c)	597,740	597,310
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 3.6939% 7/17/32 (a)(b)(c)	30,513,000	30,496,859
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (b)(c)	1,245,000	1,250,238
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	25,014,615	25,546,981
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 2.8803% 12/15/27 (a)(b)(c)	41,354,433	41,359,111
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (b)(c)	99,346	96,686
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)	32,918,601	33,915,133
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (a)(b)(c)(j)	2,300,000	1,716,490
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 3.9137% 4/15/32 (a)(b)(c)	30,008,000	29,991,226
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 3.5229% 7/20/32 (a)(b)(c)	31,313,000	31,295,934
TOTAL ASSET-BACKED SECURITIES
(Cost $672,210,749)		681,959,995

Collateralized Mortgage Obligations - 2.3%
Private Sponsor - 0.0%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 1 month U.S. LIBOR + 0.560% 2.7053% 1/25/35 (b)(c)	60,558	60,421
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (b)(c)	68,598	68,932
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.4353% 7/25/35 (b)(c)	67,558	67,588
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (b)(c)	8,729	8,493

TOTAL PRIVATE SPONSOR		205,434

U.S. Government Agency - 2.3%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 2.9453% 2/25/32 (b)(c)	33,811	34,199
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 3.182% 3/18/32 (b)(c)	62,047	63,308
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 3.1453% 4/25/32 (b)(c)	72,102	73,277
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 3.1453% 10/25/32 (b)(c)	93,062	94,592
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 2.8953% 1/25/32 (b)(c)	35,064	35,418
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 5.9548% 12/25/33 (b)(e)(k)	1,133,478	291,016
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 4.5348% 11/25/36 (b)(e)(k)	827,730	161,750
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	26,867	28,301
Series 1993-207 Class H, 6.5% 11/25/23	397,512	423,839
Series 1996-28 Class PK, 6.5% 7/25/25	136,998	146,563
Series 1999-17 Class PG, 6% 4/25/29	500,187	543,801
Series 1999-32 Class PL, 6% 7/25/29	471,942	521,446
Series 1999-33 Class PK, 6% 7/25/29	351,794	383,711
Series 2001-52 Class YZ, 6.5% 10/25/31	44,390	51,203
Series 2003-28 Class KG, 5.5% 4/25/23	228,655	237,745
Series 2005-102 Class CO 11/25/35 (l)	250,977	230,623
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 11.9724% 8/25/35 (b)(k)	75,034	96,616
Series 2005-81 Class PC, 5.5% 9/25/35	666,921	735,326
Series 2006-12 Class BO 10/25/35 (l)	1,138,369	1,046,251
Series 2006-37 Class OW 5/25/36 (l)	111,669	102,022
Series 2006-45 Class OP 6/25/36 (l)	378,076	344,057
Series 2006-62 Class KP 4/25/36 (l)	643,957	590,509
Series 2012-149:
Class DA, 1.75% 1/25/43	5,782,212	5,752,521
Class GA, 1.75% 6/25/42	6,007,619	5,931,731
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	105,652	119,834
Series 1999-25 Class Z, 6% 6/25/29	389,882	436,489
Series 2001-20 Class Z, 6% 5/25/31	524,304	575,409
Series 2001-31 Class ZC, 6.5% 7/25/31	292,821	332,783
Series 2002-16 Class ZD, 6.5% 4/25/32	163,306	188,820
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 5.4048% 11/25/32 (b)(e)(k)	658,653	96,809
Series 2012-67 Class AI, 4.5% 7/25/27 (e)	1,455,344	120,524
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 4.4948% 12/25/36 (b)(e)(k)	575,877	137,886
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 4.2948% 5/25/37 (b)(e)(k)	325,753	67,358
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 13.7319% 9/25/23 (b)(k)	18,701	22,253
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 5.9548% 3/25/33 (b)(e)(k)	83,233	17,950
Series 2005-72 Class ZC, 5.5% 8/25/35	4,485,173	4,884,295
Series 2005-79 Class ZC, 5.9% 9/25/35	1,552,844	1,787,919
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 27.7485% 6/25/37 (b)(k)	271,871	563,738
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (b)(k)	415,206	856,432
Class SB, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (b)(k)	152,045	274,595
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 4.2048% 3/25/38 (b)(e)(k)	2,185,429	414,524
Series 2009-85 Class IB, 4.5% 8/25/24 (e)	12,643	25
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 4.2148% 6/25/21 (b)(e)(k)	4,206	47
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 3.9048% 12/25/40 (b)(e)(k)	2,041,845	367,257
Class ZA, 4.5% 12/25/40	4,150,409	4,625,833
Series 2010-139 Class NI, 4.5% 2/25/40 (e)	1,552,208	115,561
Series 2010-150 Class ZC, 4.75% 1/25/41	5,870,234	6,654,589
Series 2010-17 Class DI, 4.5% 6/25/21 (e)	5,198	42
Series 2010-95 Class ZC, 5% 9/25/40	12,310,356	14,041,964
Series 2010-97 Class CI, 4.5% 8/25/25 (e)	180,041	3,028
Series 2011-39 Class ZA, 6% 11/25/32	1,451,294	1,660,904
Series 2011-4 Class PZ, 5% 2/25/41	2,418,214	2,804,045
Series 2011-67 Class AI, 4% 7/25/26 (e)	486,118	35,300
Series 2011-83 Class DI, 6% 9/25/26 (e)	457,530	27,056
Series 2012-100 Class WI, 3% 9/25/27 (e)	4,875,232	382,652
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 4.5048% 12/25/30 (b)(e)(k)	1,693,754	157,683
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.4048% 6/25/41 (b)(e)(k)	2,163,603	247,163
Series 2013-133 Class IB, 3% 4/25/32 (e)	3,349,196	212,239
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 3.9048% 1/25/44 (b)(e)(k)	1,519,506	248,667
Series 2013-51 Class GI, 3% 10/25/32 (e)	4,385,740	366,888
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 4.5748% 6/25/35 (b)(e)(k)	1,702,682	348,718
Series 2015-42 Class IL, 6% 6/25/45 (e)	6,254,656	1,278,478
Series 2015-70 Class JC, 3% 10/25/45	8,795,590	9,139,698
Series 2017-30 Class AI, 5.5% 5/25/47 (e)	3,322,622	668,733
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (e)	322,700	65,061
Series 343 Class 16, 5.5% 5/25/34 (e)	275,507	50,511
Series 348 Class 14, 6.5% 8/25/34 (b)(e)	187,699	41,371
Series 351:
Class 12, 5.5% 4/25/34 (b)(e)	124,155	22,043
Class 13, 6% 3/25/34 (e)	169,355	34,174
Series 359 Class 19, 6% 7/25/35 (b)(e)	105,012	21,960
Series 384 Class 6, 5% 7/25/37 (e)	1,336,031	227,752
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 2.9951% 1/15/32 (b)(c)	27,715	28,033
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 3.0951% 3/15/32 (b)(c)	39,190	39,742
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 3.1951% 3/15/32 (b)(c)	38,056	38,676
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 3.0951% 6/15/31 (b)(c)	70,305	71,261
Class FG, 1 month U.S. LIBOR + 0.900% 3.0951% 3/15/32 (b)(c)	21,669	21,974
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 2.4451% 5/15/37 (b)(c)	1,609,096	1,598,638
planned amortization class:
Series 2006-15 Class OP 3/25/36 (l)	1,136,047	1,044,095
Series 2095 Class PE, 6% 11/15/28	579,726	632,697
Series 2101 Class PD, 6% 11/15/28	46,165	50,270
Series 2121 Class MG, 6% 2/15/29	229,662	251,591
Series 2131 Class BG, 6% 3/15/29	1,604,454	1,755,286
Series 2137 Class PG, 6% 3/15/29	238,120	261,697
Series 2154 Class PT, 6% 5/15/29	404,023	448,691
Series 2162 Class PH, 6% 6/15/29	88,057	95,736
Series 2520 Class BE, 6% 11/15/32	572,978	641,852
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 5.4049% 3/15/23 (b)(e)(k)	12,480	409
Series 2693 Class MD, 5.5% 10/15/33	1,389,874	1,565,256
Series 2802 Class OB, 6% 5/15/34	771,197	832,823
Series 2962 Class BE, 4.5% 4/15/20	104,667	105,055
Series 3002 Class NE, 5% 7/15/35	1,554,674	1,671,670
Series 3110 Class OP 9/15/35 (l)	660,297	625,872
Series 3119 Class PO 2/15/36 (l)	1,369,710	1,251,556
Series 3121 Class KO 3/15/36 (l)	229,037	210,433
Series 3123 Class LO 3/15/36 (l)	762,492	697,609
Series 3145 Class GO 4/15/36 (l)	739,923	679,326
Series 3189 Class PD, 6% 7/15/36	1,301,883	1,517,003
Series 3225 Class EO 10/15/36 (l)	407,930	372,718
Series 3258 Class PM, 5.5% 12/15/36	662,326	718,727
Series 3415 Class PC, 5% 12/15/37	508,787	558,977
Series 3786 Class HI, 4% 3/15/38 (e)	1,260,933	55,740
Series 3806 Class UP, 4.5% 2/15/41	4,239,287	4,527,755
Series 3832 Class PE, 5% 3/15/41	5,254,507	5,744,310
Series 4135 Class AB, 1.75% 6/15/42	4,510,562	4,485,421
Series 4765 Class PE, 3% 12/15/41	15,669,649	15,767,682
sequential payer:
Series 2135 Class JE, 6% 3/15/29	106,209	117,782
Series 2274 Class ZM, 6.5% 1/15/31	138,029	156,450
Series 2281 Class ZB, 6% 3/15/30	295,029	309,494
Series 2303 Class ZV, 6% 4/15/31	136,303	149,663
Series 2357 Class ZB, 6.5% 9/15/31	1,064,020	1,226,711
Series 2502 Class ZC, 6% 9/15/32	258,461	289,063
Series 2519 Class ZD, 5.5% 11/15/32	410,742	450,925
Series 2546 Class MJ, 5.5% 3/15/23	139,045	144,681
Series 2601 Class TB, 5.5% 4/15/23	67,218	70,347
Series 2998 Class LY, 5.5% 7/15/25	231,111	243,428
Series 3871 Class KB, 5.5% 6/15/41	4,789,307	5,580,388
Series 4423 Class NJ, 3% 9/15/41	17,925,000	18,323,003
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 4.4049% 2/15/36 (b)(e)(k)	435,268	97,058
Series 2013-4281 Class AI, 4% 12/15/28 (e)	4,553,171	303,624
Series 2017-4683 Class LM, 3% 5/15/47	8,061,395	8,188,186
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 32.5317% 8/15/24 (b)(k)	5,820	7,339
Class SD, 86.400% - 1 month U.S. LIBOR 57.9133% 8/15/24 (b)(k)	8,562	12,803
Series 2933 Class ZM, 5.75% 2/15/35	3,346,071	3,931,304
Series 2935 Class ZK, 5.5% 2/15/35	5,300,248	5,869,300
Series 2947 Class XZ, 6% 3/15/35	2,035,649	2,296,944
Series 2996 Class ZD, 5.5% 6/15/35	2,402,905	2,797,173
Series 3237 Class C, 5.5% 11/15/36	3,660,624	4,177,341
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 4.4649% 11/15/36 (b)(e)(k)	1,722,613	375,095
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 4.5549% 3/15/37 (b)(e)(k)	2,505,973	572,885
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 4.5649% 4/15/37 (b)(e)(k)	3,603,609	845,815
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 4.3849% 6/15/37 (b)(e)(k)	1,307,774	257,323
Series 3949 Class MK, 4.5% 10/15/34	1,112,482	1,178,405
Series 4055 Class BI, 3.5% 5/15/31 (e)	2,981,164	206,603
Series 4149 Class IO, 3% 1/15/33 (e)	2,042,018	227,165
Series 4314 Class AI, 5% 3/15/34 (e)	923,793	77,681
Series 4427 Class LI, 3.5% 2/15/34 (e)	5,407,372	466,539
Series 4471 Class PA 4% 12/15/40	9,669,340	9,940,009
target amortization class Series 2156 Class TC, 6.25% 5/15/29	288,411	307,075
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 3.225% 2/15/24 (b)(c)	97,523	98,176
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	216,367	236,076
Series 2056 Class Z, 6% 5/15/28	414,989	453,059
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	11,294,734	12,170,322
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	13,280,398	14,305,339
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 4.4926% 6/16/37 (b)(e)(k)	754,510	167,347
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 2.7911% 3/20/60 (b)(c)(m)	9,652,582	9,669,053
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 7/20/60 (b)(c)(m)	1,161,700	1,156,882
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.6795% 9/20/60 (b)(c)(m)	1,401,006	1,394,731
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.6795% 8/20/60 (b)(c)(m)	1,627,443	1,620,302
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.7595% 12/20/60 (b)(c)(m)	2,949,240	2,941,657
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 12/20/60 (b)(c)(m)	4,265,680	4,268,511
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 2/20/61 (b)(c)(m)	8,543,607	8,548,689
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 2.8695% 2/20/61 (b)(c)(m)	11,036,083	11,040,883
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 4/20/61 (b)(c)(m)	3,724,991	3,727,481
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 2.8795% 5/20/61 (b)(c)(m)	5,231,520	5,235,305
Class FC, 1 month U.S. LIBOR + 0.500% 2.8795% 5/20/61 (b)(c)(m)	4,185,830	4,188,696
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 2.9095% 6/20/61 (b)(c)(m)	5,088,701	5,095,502
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 2.9795% 10/20/61 (b)(c)(m)	5,860,845	5,878,371
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 3.0795% 11/20/61 (b)(c)(m)	5,265,296	5,293,383
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 3.0795% 1/20/62 (b)(c)(m)	3,383,445	3,400,990
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 3.0095% 1/20/62 (b)(c)(m)	4,933,953	4,952,453
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 3.0095% 3/20/62 (b)(c)(m)	3,084,025	3,088,000
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 3.0295% 5/20/61 (b)(c)(m)	171,893	172,380
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 2.8995% 10/20/62 (b)(c)(m)	885,043	886,024
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 2.9095% 7/20/60 (b)(c)(m)	829,465	829,730
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 2.7395% 3/20/63 (b)(c)(m)	1,099,657	1,096,634
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 2.9795% 1/20/64 (b)(c)(m)	4,998,119	5,011,651
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 2.9795% 12/20/63 (b)(c)(m)	15,252,400	15,300,894
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 2.8795% 6/20/64 (b)(c)(m)	4,246,959	4,249,919
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 2.6795% 3/20/65 (b)(c)(m)	166,959	166,478
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 2.6595% 5/20/63 (b)(c)(m)	784,355	783,579
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 2.5795% 4/20/63 (b)(c)(m)	1,055,073	1,052,822
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 2.4721% 5/20/48 (b)(c)	9,371,482	9,297,219
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 2.4721% 6/20/48 (b)(c)	53,640,791	53,191,914
planned amortization class:
Series 1997-8 Class PE, 7.5% 5/16/27	269,745	308,349
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 5.6557% 12/20/40 (b)(k)	6,361,000	7,672,254
Series 2011-136 Class WI, 4.5% 5/20/40 (e)	1,058,380	83,959
Series 2016-69 Class WA, 3% 2/20/46	13,905,055	14,185,381
Series 2017-134 Class BA, 2.5% 11/20/46	6,177,198	6,271,206
Series 2017-153 Class GA, 3% 9/20/47	12,212,771	12,460,149
Series 2017-182 Class KA, 3% 10/20/47	11,255,613	11,437,313
Series 2018-13 Class Q, 3% 4/20/47	14,484,233	14,686,851
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	2,306,762	2,548,722
Series 2010-160 Class DY, 4% 12/20/40	14,205,483	15,610,964
Series 2010-170 Class B, 4% 12/20/40	3,199,569	3,516,287
Series 2013-H06 Class HA, 1.65% 1/20/63 (m)	8,050,957	8,012,407
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 3.0295% 11/20/65 (b)(c)(m)	3,827,652	3,831,726
Series 2017-139 Class BA, 3% 9/20/47	25,931,090	26,314,227
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 4.3026% 5/16/34 (b)(e)(k)	413,947	79,279
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 5.0026% 8/17/34 (b)(e)(k)	486,314	110,898
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 27.0157% 6/16/37 (b)(k)	27,793	51,206
Series 2010-116 Class QB, 4% 9/16/40	3,501,807	3,647,667
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 3.7526% 2/16/40 (b)(e)(k)	2,884,879	478,155
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 5/20/60 (b)(c)(m)	3,741,149	3,726,298
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 3.9279% 7/20/41 (b)(e)(k)	1,412,938	257,290
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 4.5026% 6/16/42 (b)(e)(k)	1,553,500	318,766
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 5.7705% 4/20/39 (b)(k)	1,987,621	2,046,163
Class ST, 8.800% - 1 month U.S. LIBOR 5.9038% 8/20/39 (b)(k)	6,912,423	7,159,964
Series 2013-149 Class MA, 2.5% 5/20/40	16,579,345	16,925,854
Series 2014-2 Class BA, 3% 1/20/44	19,820,206	20,779,965
Series 2014-21 Class HA, 3% 2/20/44	9,074,052	9,529,530
Series 2014-25 Class HC, 3% 2/20/44	13,784,517	14,546,706
Series 2014-5 Class A, 3% 1/20/44	12,076,811	12,660,059
Series 2015-H13 Class HA, 2.5% 8/20/64 (m)	15,141,046	15,129,174
Series 2015-H17:
Class GZ, 4.2933% 5/20/65 (b)(m)	1,915,323	1,994,573
Class HA, 2.5% 5/20/65 (m)	13,566,744	13,557,954
Series 2015-H21:
Class HA, 2.5% 6/20/63 (m)	193,748	193,515
Class JA, 2.5% 6/20/65 (m)	7,927,168	7,921,579
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.28% 8/20/66 (b)(c)(m)	22,866,733	22,807,847

TOTAL U.S. GOVERNMENT AGENCY		672,065,757

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $662,361,496)		672,271,191

Commercial Mortgage Securities - 1.3%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (b)(e)	8,274	23
Bayview Commercial Asset Trust Series 2006-3A, Class IO, 0% 10/25/36 (a)(b)(e)(j)	5,571,968	1
Benchmark Mortgage Trust Series 2018-B8 Class A5, 4.2317% 1/15/52	25,672,000	29,747,643
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.625% 4.8201% 9/15/37 (a)(b)(c)	9,242,647	9,243,482
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 3.9951% 11/15/35 (a)(b)(c)	11,444,447	11,476,701
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 3.4951% 4/15/34 (a)(b)(c)	16,075,000	16,074,963
Class C, 1 month U.S. LIBOR + 1.600% 3.7951% 4/15/34 (a)(b)(c)	10,627,000	10,627,018
Class D, 1 month U.S. LIBOR + 1.900% 4.0951% 4/15/34 (a)(b)(c)	11,156,000	11,190,918
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (a)(b)(c)	25,800,000	25,799,951
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(c)	37,980,000	37,979,924
Class B, 1 month U.S. LIBOR + 1.500% 3.6951% 6/15/34 (a)(b)(c)	7,477,000	7,477,015
Class C, 1 month U.S. LIBOR + 1.750% 3.9451% 6/15/34 (a)(b)(c)	8,447,000	8,447,014
Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4, 4.412% 11/10/51	4,892,000	5,729,611
Credit Suisse Mortgage Trust Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	17,109,000	18,347,464
Class B, 4.5349% 4/15/36 (a)	5,331,000	5,705,514
Class C, 4.9414% 4/15/36 (a)(b)	3,530,000	3,761,869
Class D, 4.9414% 4/15/36 (a)(b)	7,059,000	7,403,199
CSAIL Commercial Mtg Trust Series 2018-C14 Class A4 4.4216% 11/15/51	12,742,000	14,871,472
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	3,633,000	3,923,621
Class DFX, 5.3503% 7/5/33 (a)	5,586,000	6,040,691
Class EFX, 5.5422% 7/5/33 (a)	7,644,000	8,188,192
Morgan Stanley Capital I Trust Series 2018-H4 Class A4, 4.31% 12/15/51	43,542,000	50,712,949
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	17,991,644	18,119,190
Class B, 4.181% 11/15/34 (a)	7,598,150	7,722,046
Class C, 5.205% 11/15/34 (a)	5,330,350	5,461,602
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 4.2951% 3/15/36 (a)(b)(c)	23,580,000	23,675,820
Wells Fargo Commercial Mortgage Trust Series 2018-C48 Class A5, 4.302% 1/15/52	30,589,000	35,443,061
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $364,353,495)		383,170,954

Municipal Securities - 1.0%
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	4,580,000	7,320,077
7.5% 4/1/34	18,570,000	29,255,549
Series 2010, 7.625% 3/1/40	9,470,000	15,798,043
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	3,455,000	3,534,430
Series 2010 C1, 7.781% 1/1/35	12,265,000	15,631,988
Series 2012 B, 5.432% 1/1/42	7,305,000	7,591,137
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	18,593,455	19,573,144
5.1% 6/1/33	93,565,000	101,821,176
Series 2010-1, 6.63% 2/1/35	21,560,000	25,680,547
Series 2010-3:
6.725% 4/1/35	31,715,000	37,651,414
7.35% 7/1/35	14,750,000	17,956,798
TOTAL MUNICIPAL SECURITIES
(Cost $245,050,941)		281,814,303

Foreign Government and Government Agency Obligations - 0.2%
Brazilian Federative Republic: (Cost $52,864,247)	$	$
4.25% 1/7/25	26,790,000	28,556,466
5.625% 1/7/41	27,107,000	31,029,044
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $52,864,247)		59,585,510

Bank Notes - 0.6%
Capital One NA 2.95% 7/23/21	31,087,000	31,479,075
Discover Bank:
(Delaware) 3.2% 8/9/21	$37,401,000	$38,098,980
3.1% 6/4/20	34,762,000	34,945,052
3.35% 2/6/23	15,572,000	16,114,270
4.682% 8/9/28 (b)	13,496,000	14,158,654
8.7% 11/18/19	3,837,000	3,883,127
KeyBank NA 6.95% 2/1/28	3,200,000	4,099,762
Synchrony Bank 3.65% 5/24/21	23,863,000	24,349,695
TOTAL BANK NOTES
(Cost $163,154,132)		167,128,615
	Shares	Value

Money Market Funds - 5.4%
Fidelity Cash Central Fund 2.13% (n)
(Cost $1,574,944,809)	1,574,651,349	1,574,966,279
	Maturity Amount	Value

Repurchase Agreements - 1.1%
Investments in repurchase agreements in a joint trading account at 2.2%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Government Obligations) # (o)
(Cost $305,411,000)	305,485,656	305,411,000

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.476% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	25,000,000	$716,199
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.605% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	19,000,000	128,294
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.63% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/25/22	25,200,000	163,886
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.645% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	81,000,000	506,249
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.99% and receive quarterly a floating rate based on 3 month LIBOR, expiring December 2028.	12/6/21	5,620,000	18,586

TOTAL PUT OPTIONS			1,533,214

Call Options - 0.1%
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.476% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	25,000,000	745,100
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.605% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	19,000,000	1,671,988
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.63% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/25/22	25,200,000	2,254,883
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.645% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	81,000,000	7,314,002
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.99% and pay quarterly a floating rate based on the 3 month LIBOR, expiring December 2028.	12/6/21	5,620,000	627,663

TOTAL CALL OPTIONS			12,613,636

TOTAL PURCHASED SWAPTIONS
(Cost $8,554,514)			14,146,850
TOTAL INVESTMENT IN SECURITIES - 109.3%
(Cost $30,392,222,091)			31,738,178,080
NET OTHER ASSETS (LIABILITIES) - (9.3)%			(2,697,842,099)
NET ASSETS - 100%			$29,040,335,981

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
3% 9/1/49	$(35,050,000)	$(36,143,967)
3% 9/1/49	(35,050,000)	(36,143,967)
3% 9/1/49	(42,000,000)	(43,310,887)
3.5% 9/1/49	(32,500,000)	(33,764,455)
3.5% 9/1/49	(41,750,000)	(43,374,338)
3.5% 9/1/49	(44,600,000)	(46,335,221)
3.5% 9/1/49	(26,450,000)	(27,479,072)
3.5% 9/1/49	(47,000,000)	(48,828,596)
3.5% 9/1/49	(16,900,000)	(17,557,516)
3.5% 9/1/49	(15,100,000)	(15,687,485)
3.5% 9/1/49	(15,100,000)	(15,687,485)
4% 9/1/49	(47,000,000)	(48,971,796)

TOTAL GINNIE MAE		(413,284,785)

Uniform Mortgage Backed Securities
2.5% 9/1/34	(7,200,000)	(7,298,438)
3.5% 9/1/49	(114,500,000)	(117,657,692)
4% 9/1/49	(3,000,000)	(3,114,212)
4.5% 9/1/49	(5,300,000)	(5,578,671)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(133,649,013)

TOTAL TBA SALE COMMITMENTS
(Proceeds $545,115,951)		$(546,933,798)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Options
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.507% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	38,000,000	$(297,763)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.92% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	36,790,000	(3,923)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.02% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	14,300,000	(227)

TOTAL PUT OPTIONS			(301,913)

Call Options
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.507% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	38,000,000	(780,474)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.92% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	36,790,000	(1,877,547)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.02% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/16/19	14,300,000	(861,483)

TOTAL CALL OPTIONS			(3,519,504)

TOTAL WRITTEN SWAPTIONS			$(3,821,417)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	555	Dec. 2019	$73,103,906	$37,884	$37,884
CBOT 2-Year U.S. Treasury Note Contracts (United States)	367	Dec. 2019	79,315,008	(43,727)	(43,727)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	2,114	Dec. 2019	253,630,453	(242,066)	(242,066)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	251	Dec. 2019	41,477,750	(235,855)	(235,855)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	1,086	Dec. 2019	156,859,125	(434,797)	(434,797)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	123	Dec. 2019	24,284,813	75,228	75,228
TOTAL FUTURES CONTRACTS					$(843,333)

The notional amount of futures sold as a percentage of Net Assets is 2.2%

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2021	$129,340,000	$(71,943)	$0	$(71,943)
3-month LIBOR(3)	Quarterly	1.5%	Semi - annual	LCH	Dec. 2029	38,115,000	74,643	0	74,643

TOTAL INTEREST RATE SWAPS							$2,700	$0	$2,700

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,985,984,661 or 6.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,283,634.

 (g) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $598,222.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,575,824.

 (i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (j) Level 3 security

 (k) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (l) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (m) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,303,026
Total	$10,303,026

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$10,408,152,320	$--	$10,408,152,320	$--
U.S. Government and Government Agency Obligations	9,291,778,258	--	9,291,778,258	--
U.S. Government Agency - Mortgage Securities	7,897,792,805	--	7,897,792,805	--
Asset-Backed Securities	681,959,995	--	680,243,505	1,716,490
Collateralized Mortgage Obligations	672,271,191	--	672,271,191	--
Commercial Mortgage Securities	383,170,954	--	383,170,953	1
Municipal Securities	281,814,303	--	281,814,303	--
Foreign Government and Government Agency Obligations	59,585,510	--	59,585,510	--
Bank Notes	167,128,615	--	167,128,615	--
Money Market Funds	1,574,966,279	1,574,966,279	--	--
Repurchase Agreements	305,411,000	--	305,411,000	--
Purchased Swaptions	14,146,850	--	14,146,850	--
Total Investments in Securities:	$31,738,178,080	$1,574,966,279	$30,161,495,310	$1,716,491
Derivative Instruments:
Assets
Futures Contracts	$113,112	$113,112	$--	$--
Swaps	74,643	--	74,643	--
Total Assets	$187,755	$113,112	$74,643	$--
Liabilities
Futures Contracts	$(956,445)	$(956,445)	$--	$--
Swaps	(71,943)	--	(71,943)	--
Written Swaptions	(3,821,417)	--	(3,821,417)	--
Total Liabilities	$(4,849,805)	$(956,445)	$(3,893,360)	$--
Total Derivative Instruments:	$(4,662,050)	$(843,333)	$(3,818,717)	$--
Other Financial Instruments:
TBA Sale Commitments	$(546,933,798)	$--	$(546,933,798)	$--
Total Other Financial Instruments:	$(546,933,798)	$--	$(546,933,798)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$113,112	$(956,445)
Purchased Swaptions(b)	14,146,850	-
Swaps(c)	74,643	(71,943)
Written Swaptions(d)	-	(3,821,417)
Total Interest Rate Risk	14,334,605	(4,849,805)
Total Value of Derivatives	$14,334,605	$(4,849,805)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in distributable earnings.

 (d) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$305,411,000 due 9/3/19 at 2.2%
J.P. Morgan Securities, Inc.	$305,411,000
$305,411,000

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value (including securities loaned of $299,422,675 and repurchase agreements of $305,411,000) — See accompanying schedule: Unaffiliated issuers (cost $28,817,277,282)	$30,163,211,801
Fidelity Central Funds (cost $1,574,944,809)	1,574,966,279
Total Investment in Securities (cost $30,392,222,091)		$31,738,178,080
Cash		665,544
Receivable for investments sold		112,681,702
Receivable for premium on written options		2,415,255
Receivable for TBA sale commitments		545,115,951
Receivable for fund shares sold		1,443,124,915
Interest receivable		168,176,788
Distributions receivable from Fidelity Central Funds		990,610
Receivable for daily variation margin on centrally cleared OTC swaps		20,469
Total assets		34,011,369,314
Liabilities
Payable for investments purchased
Regular delivery	$1,893,752,519
Delayed delivery	1,890,816,016
TBA sale commitments, at value	546,933,798
Payable for fund shares redeemed	329,583,330
Payable for daily variation margin on futures contracts	514,843
Written options, at value (premium receivable $2,415,255)	3,821,417
Other payables and accrued expenses	200,410
Collateral on securities loaned	305,411,000
Total liabilities		4,971,033,333
Net Assets		$29,040,335,981
Net Assets consist of:
Paid in capital		$27,780,299,873
Total distributable earnings (loss)		1,260,036,108
Net Assets, for 2,485,723,936 shares outstanding		$29,040,335,981
Net Asset Value, offering price and redemption price per share ($29,040,335,981 ÷ 2,485,723,936 shares)		$11.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest (including $1,060,601 from security lending)		$831,418,819
Income from Fidelity Central Funds		10,303,026
Total income		841,721,845
Expenses
Custodian fees and expenses	$420,897
Independent trustees' fees and expenses	118,734
Commitment fees	68,976
Total expenses before reductions	608,607
Expense reductions	(28,497)
Total expenses after reductions		580,110
Net investment income (loss)		841,141,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,411,978
Fidelity Central Funds	6,327
Futures contracts	(52,017,054)
Swaps	(5,082,521)
Written options	118,569
Total net realized gain (loss)		(41,562,701)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,728,703,103
Fidelity Central Funds	(6,327)
Futures contracts	(901,394)
Swaps	2,700
Written options	(1,474,482)
Delayed delivery commitments	(1,627,039)
Total change in net unrealized appreciation (depreciation)		1,724,696,561
Net gain (loss)		1,683,133,860
Net increase (decrease) in net assets resulting from operations		$2,524,275,595

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$841,141,735	$833,244,051
Net realized gain (loss)	(41,562,701)	(78,809,647)
Change in net unrealized appreciation (depreciation)	1,724,696,561	(888,943,046)
Net increase (decrease) in net assets resulting from operations	2,524,275,595	(134,508,642)
Distributions to shareholders	(877,570,983)	–
Distributions to shareholders from net investment income	–	(828,586,240)
Distributions to shareholders from net realized gain	–	(25,482,114)
Total distributions	(877,570,983)	(854,068,354)
Share transactions
Proceeds from sales of shares	4,760,731,196	5,183,527,349
Reinvestment of distributions	877,570,983	844,980,568
Cost of shares redeemed	(4,622,874,621)	(4,733,237,692)
Net increase (decrease) in net assets resulting from share transactions	1,015,427,558	1,295,270,225
Total increase (decrease) in net assets	2,662,132,170	306,693,229
Net Assets
Beginning of period	26,378,203,811	26,071,510,582
End of period	$29,040,335,981	$26,378,203,811
Other Information
Undistributed net investment income end of period		$79,492,482
Shares
Sold	420,431,738	463,370,038
Issued in reinvestment of distributions	78,986,371	76,203,846
Redeemed	(418,840,546)	(427,832,104)
Net increase (decrease)	80,577,563	111,741,780

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Investment Grade Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$11.37	$11.62	$11.27	$11.47
Income from Investment Operations
Net investment income (loss)A	.362	.338	.293	.318	.296
Net realized and unrealized gain (loss)	.727	(.390)	(.135)	.437	(.204)
Total from investment operations	1.089	(.052)	.158	.755	.092
Distributions from net investment income	(.379)	(.337)	(.292)	(.325)	(.284)
Distributions from net realized gain	–	(.011)	(.116)	(.080)	(.008)
Total distributions	(.379)	(.348)	(.408)	(.405)	(.292)
Net asset value, end of period	$11.68	$10.97	$11.37	$11.62	$11.27
Total ReturnB	10.16%	(.45)%	1.45%	6.87%	.79%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.32%	.45%	.45%
Expenses net of fee waivers, if any	- %E	- %E	.32%	.45%	.45%
Expenses net of all reductions	- %E	- %E	.32%	.45%	.45%
Net investment income (loss)	3.27%	3.05%	2.63%	2.81%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$29,040,336	$26,378,204	$26,071,511	$11,889,444	$13,024,398
Portfolio turnover rateF	175%	103%	183%	121%	157%G

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Series Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,450,931,864
Gross unrealized depreciation	(81,956,167)
Net unrealized appreciation (depreciation)	$1,368,975,697
Tax Cost	$30,363,565,819

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,212,102
Capital loss carryforward	$(82,424,119)
Net unrealized appreciation (depreciation) on securities and other investments	$1,328,248,125

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(82,424,119)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$877,570,983	$ 828,586,240
Long-term Capital Gains	–	25,482,114
Total	$877,570,983	$ 854,068,354

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$(52,017,054)	$(901,394)
Purchased Options	5,230,041	5,592,336
Written Options	118,569	(1,474,482)
Swaps	(5,082,521)	2,700
Totals	$(51,750,965)	$3,219,160

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,129,742,289 and $1,958,048,619, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,242.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $68,976 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. The Fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $28,497.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Investment Grade Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,080.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 20.18% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

LIG-ANN-1019
1.873109.110

Fidelity® Series Short-Term Credit Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity® Series Short-Term Credit Fund	5.02%	2.02%

 A From March 27, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Short-Term Credit Fund on March 27, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Credit Bond Index performed over the same period.

Period Ending Values
$10,927	Fidelity® Series Short-Term Credit Fund
$11,009	Bloomberg Barclays U.S. 1-3 Year Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year, the fund gained 5.02%, about in line, net of fees, with the 5.09% return of its benchmark, the Bloomberg Barclays U.S. 1–3 Year Credit Bond Index. Security selection among corporate bonds, which made up the majority of the fund's holdings, added notably to the fund's relative performance. Within corporates, choices among the bonds of industrial companies helped on a relative basis, particularly selections among consumer-related and energy companies. Also within corporates, picks among the bonds of banking institutions added value. Elsewhere, underweighted exposure to government-agency bonds and not owning sovereign debt further added to the fund's relative return. Conversely, the fund's positioning along the yield curve detracted more than any other factor. A small position in Treasury securities, held mainly for liquidity purposes, also hurt slightly versus the benchmark. By period end, we reduced the fund's stake in Treasuries, and among corporate bonds, added to positions in the industrials segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, David DeBiase assumed co-management responsibilities for the fund, joining Rob Galusza and Julian Potenza.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	6.3%
AAA	22.6%
AA	5.2%
A	22.4%
BBB	37.8%
BB and Below	3.9%
Not Rated	0.8%
Short-Term Investments and Net Other Assets	1.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	64.8%
U.S. Government and U.S. Government Agency Obligations	6.3%
Asset-Backed Securities	16.1%
CMOs and Other Mortgage Related Securities	7.7%
Municipal Bonds	0.3%
Other Investments	3.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 17.9%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 64.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.:
2.45% 6/30/20	$10,830,000	$10,849,580
3.6% 2/17/23	3,089,000	3,229,107
Verizon Communications, Inc.:
2.946% 3/15/22	3,294,000	3,379,380
3.125% 3/16/22	8,000,000	8,246,943
		25,705,010
Entertainment - 0.3%
The Walt Disney Co. 4.5% 2/15/21 (a)	5,320,000	5,514,306
Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	5,900,000	5,956,213
4.464% 7/23/22	7,000,000	7,396,312
Comcast Corp.:
3.45% 10/1/21	5,150,000	5,304,515
5.15% 3/1/20	5,000,000	5,065,017
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0966% 9/20/19 (b)(c)	3,630,000	3,630,707
		27,352,764

TOTAL COMMUNICATION SERVICES		58,572,080

CONSUMER DISCRETIONARY - 5.0%
Automobiles - 4.4%
American Honda Finance Corp.:
2.65% 2/12/21	7,000,000	7,060,955
3.15% 1/8/21	1,525,000	1,547,819
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	8,250,000	8,596,982
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 3.0581% 2/15/22 (a)(b)(c)	5,000,000	5,020,540
2.2% 5/5/20 (a)	5,350,000	5,350,316
2.25% 3/2/20 (a)	3,200,000	3,198,836
2.3% 2/12/21 (a)	4,350,000	4,348,932
2.45% 5/18/20 (a)	2,200,000	2,203,247
2.85% 1/6/22 (a)	5,000,000	5,052,142
3.35% 5/4/21 (a)	5,000,000	5,082,120
General Motors Financial Co., Inc.:
2.45% 11/6/20	5,400,000	5,398,719
2.65% 4/13/20	3,293,000	3,298,042
4.15% 6/19/23	5,000,000	5,221,893
4.2% 11/6/21	15,000,000	15,554,830
Volkswagen Group of America Finance LLC 4% 11/12/21 (a)	5,000,000	5,176,432
		82,111,805
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	3,578,000	3,614,490
Household Durables - 0.2%
D.R. Horton, Inc. 2.55% 12/1/20	3,012,000	3,020,187
Specialty Retail - 0.2%
AutoZone, Inc. 2.5% 4/15/21	4,570,000	4,598,559

TOTAL CONSUMER DISCRETIONARY		93,345,041

CONSUMER STAPLES - 4.6%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.15% 1/23/25	3,339,000	3,656,272
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 2.8581% 11/15/21 (b)(c)	5,125,000	5,126,116
		8,782,388
Food Products - 1.0%
Conagra Brands, Inc. 3.8% 10/22/21	9,115,000	9,377,867
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 2.8623% 4/16/21 (b)(c)	10,000,000	10,005,500
		19,383,367
Tobacco - 3.1%
Altria Group, Inc.:
3.49% 2/14/22	1,452,000	1,499,992
3.8% 2/14/24	1,753,000	1,856,734
4.75% 5/5/21	3,838,000	4,003,977
BAT Capital Corp.:
2.297% 8/14/20	10,400,000	10,401,122
2.764% 8/15/22	5,000,000	5,070,473
BAT International Finance PLC 2.75% 6/15/20 (a)	5,000,000	5,011,199
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (a)	4,900,000	4,925,789
3.125% 7/26/24 (a)	4,000,000	4,067,720
3.75% 7/21/22 (a)	9,000,000	9,309,319
Philip Morris International, Inc. 2.875% 5/1/24	3,530,000	3,623,100
Reynolds American, Inc.:
3.25% 6/12/20	2,489,000	2,507,882
4% 6/12/22	5,000,000	5,225,678
		57,502,985

TOTAL CONSUMER STAPLES		85,668,740

ENERGY - 6.9%
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp. 4.85% 3/15/21	4,509,000	4,661,347
Cenovus Energy, Inc. 3% 8/15/22	3,677,000	3,712,500
Encana Corp. 3.9% 11/15/21	5,000,000	5,128,499
Energy Transfer Partners LP:
3.6% 2/1/23	7,641,000	7,840,644
4.2% 9/15/23	1,337,000	1,413,632
Enterprise Products Operating LP:
2.55% 10/15/19	6,011,000	6,010,541
2.8% 2/15/21	1,688,000	1,704,248
EQT Corp. 2.5% 10/1/20	2,054,000	2,042,936
Kinder Morgan Energy Partners LP 3.5% 9/1/23	2,093,000	2,176,358
Kinder Morgan, Inc. 3.05% 12/1/19	5,497,000	5,501,981
Marathon Oil Corp. 2.8% 11/1/22	5,000,000	5,045,688
MPLX LP:
3.375% 3/15/23	3,922,000	4,037,283
4.5% 7/15/23	795,000	848,331
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (b)(c)	1,821,000	1,829,304
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (b)(c)	2,106,000	2,114,264
3 month U.S. LIBOR + 1.450% 3.637% 8/15/22 (b)(c)	2,050,000	2,056,958
2.6% 8/13/21	558,000	561,709
2.7% 8/15/22	493,000	497,852
2.9% 8/15/24	1,629,000	1,644,234
3.125% 2/15/22	944,000	958,014
Petroleos Mexicanos 4.875% 1/24/22	14,500,000	14,735,625
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 2.7323% 2/26/21 (b)(c)	4,543,000	4,543,172
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	8,885,000	9,131,784
Schlumberger Investment SA 3.3% 9/14/21 (a)	5,000,000	5,097,710
Sunoco Logistics Partner Operations LP 5.5% 2/15/20	3,476,000	3,519,070
TransCanada PipeLines Ltd.:
2.125% 11/15/19	4,510,000	4,506,768
2.5% 8/1/22	5,000,000	5,041,911
Western Gas Partners LP 5.375% 6/1/21	7,361,000	7,611,316
Williams Partners LP 3.6% 3/15/22	14,400,000	14,826,067
		128,799,746
FINANCIALS - 29.1%
Banks - 15.3%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7125% 1/19/21 (a)(b)(c)	5,000,000	5,006,480
3.4% 8/27/21 (a)	6,991,000	7,150,598
Bank of America Corp.:
2.369% 7/21/21 (b)	4,000,000	4,006,589
2.625% 10/19/20	13,000,000	13,095,721
3.004% 12/20/23 (b)	2,176,000	2,233,112
3.124% 1/20/23 (b)	20,000,000	20,461,365
Bank of America NA 3 month U.S. LIBOR + 0.320% 2.5866% 7/26/21 (b)(c)	3,000,000	3,002,748
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.490% 2.7676% 7/20/20 (a)(b)(c)	5,500,000	5,516,718
Barclays Bank PLC 2.65% 1/11/21	7,900,000	7,934,412
Barclays PLC:
2.75% 11/8/19	5,000,000	5,002,466
3.2% 8/10/21	5,000,000	5,044,702
BPCE SA 3.145% 7/31/20 (a)	4,000,000	4,036,233
Citibank NA 3 month U.S. LIBOR + 0.600% 2.7359% 5/20/22 (b)(c)	5,000,000	5,009,208
Citigroup, Inc.:
2.4% 2/18/20	3,174,000	3,176,882
2.75% 4/25/22	7,300,000	7,430,790
3.142% 1/24/23 (b)	15,000,000	15,338,381
4.4% 6/10/25	326,000	353,759
Citizens Bank NA 2.55% 5/13/21	2,684,000	2,702,823
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	15,000,000	15,266,298
Danske Bank A/S 3.875% 9/12/23 (a)	2,500,000	2,597,702
Fifth Third Bancorp 2.875% 7/27/20	2,389,000	2,404,609
HSBC Holdings PLC 3 month U.S. LIBOR + 0.600% 2.7238% 5/18/21 (b)(c)	7,000,000	7,002,858
Huntington National Bank:
3 month U.S. LIBOR + 0.550% 2.8368% 2/5/21 (b)(c)	4,250,000	4,263,230
3.25% 5/14/21	5,000,000	5,085,721
ING Bank NV 2.7% 8/17/20 (a)	1,228,000	1,236,133
ING Groep NV 3.15% 3/29/22	8,650,000	8,867,431
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	5,000,000	5,066,778
JPMorgan Chase & Co.:
2.55% 10/29/20	23,000,000	23,125,856
3.514% 6/18/22 (b)	10,500,000	10,748,816
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.699% 5/7/21 (b)(c)	5,000,000	5,000,255
Lloyds Banking Group PLC 2.907% 11/7/23 (b)	9,000,000	9,027,612
Mitsubishi UFJ Financial Group, Inc.:
2.623% 7/18/22	3,000,000	3,035,205
2.95% 3/1/21	1,748,000	1,766,965
3.218% 3/7/22	4,000,000	4,103,746
3.535% 7/26/21	5,000,000	5,124,496
Regions Financial Corp. 2.75% 8/14/22	4,268,000	4,343,117
Royal Bank of Canada:
2.15% 10/26/20	5,350,000	5,364,357
3.2% 4/30/21	5,500,000	5,620,931
Royal Bank of Scotland Group PLC 3.875% 9/12/23	2,000,000	2,060,145
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,000,000	5,143,714
3.5% 6/7/24	3,500,000	3,620,215
4.45% 12/3/21	9,000,000	9,390,142
Sumitomo Mitsui Banking Corp. 3 month U.S. LIBOR + 0.370% 2.6923% 10/16/20 (b)(c)	3,000,000	3,007,061
Wells Fargo Bank NA 3.325% 7/23/21 (b)	10,000,000	10,103,430
ZB, National Association 3.5% 8/27/21	4,421,000	4,523,241
Zions Bancorp NA 3.35% 3/4/22	1,514,000	1,550,336
		284,953,387
Capital Markets - 6.2%
Deutsche Bank AG 2.7% 7/13/20	12,011,000	11,980,190
Deutsche Bank AG New York Branch 3.3% 11/16/22	5,000,000	4,969,712
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	12,000,000	12,165,326
2.905% 7/24/23 (b)	10,000,000	10,158,501
3% 4/26/22	20,000,000	20,260,674
Moody's Corp.:
2.75% 12/15/21	4,395,000	4,454,475
3.25% 6/7/21	2,377,000	2,422,048
5.5% 9/1/20	5,734,000	5,919,223
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 3.2076% 7/22/22 (b)(c)	5,000,000	5,034,593
2.625% 11/17/21	19,750,000	19,956,815
2.65% 1/27/20	10,750,000	10,767,893
UBS AG London Branch 2.2% 6/8/20 (a)	8,500,000	8,503,853
		116,593,303
Consumer Finance - 4.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	5,000,000	5,136,465
4.125% 7/3/23	1,689,000	1,791,714
4.45% 12/16/21	1,037,000	1,077,554
4.875% 1/16/24	1,121,000	1,215,908
American Express Co. 2.75% 5/20/22	4,000,000	4,077,555
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 2.9358% 7/30/21 (a)(b)(c)	4,005,000	4,002,589
3 month U.S. LIBOR + 0.950% 3.4703% 6/1/21 (a)(b)(c)	3,939,000	3,958,899
Capital One Financial Corp. 2.5% 5/12/20	9,500,000	9,516,977
Ford Motor Credit Co. LLC:
2.343% 11/2/20	7,500,000	7,467,135
2.425% 6/12/20	16,500,000	16,486,146
3.157% 8/4/20	2,000,000	2,007,353
3.336% 3/18/21	8,500,000	8,555,515
4.14% 2/15/23	2,500,000	2,563,866
John Deere Capital Corp. 2.6% 3/7/24	1,099,000	1,127,559
Synchrony Financial:
2.85% 7/25/22	5,481,000	5,554,959
4.25% 8/15/24	3,745,000	3,987,384
4.375% 3/19/24	3,823,000	4,083,594
		82,611,172
Diversified Financial Services - 1.9%
AIG Global Funding:
2.3% 7/1/22 (a)	1,331,000	1,336,081
3.35% 6/25/21 (a)	5,000,000	5,101,646
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (a)	519,000	526,422
AXA Equitable Holdings, Inc. 3.9% 4/20/23	417,000	437,971
Brixmor Operating Partnership LP 3.875% 8/15/22	5,111,000	5,333,317
Cigna Corp.:
3 month U.S. LIBOR + 0.350% 2.7603% 3/17/20 (b)(c)	3,000,000	3,000,529
3 month U.S. LIBOR + 0.650% 3.0603% 9/17/21 (b)(c)	2,500,000	2,500,065
3.2% 9/17/20	3,000,000	3,027,581
3.4% 9/17/21	3,693,000	3,780,863
GE Capital International Funding Co. 2.342% 11/15/20	10,500,000	10,441,139
		35,485,614
Insurance - 1.3%
ACE INA Holdings, Inc. 2.3% 11/3/20	1,161,000	1,165,635
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 2.9066% 9/20/21 (a)(b)(c)	4,799,000	4,798,904
Aon Corp. 5% 9/30/20	2,877,000	2,963,640
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	2,497,000	2,537,857
3.5% 12/29/20	2,141,000	2,179,737
Protective Life Global Funding 2.161% 9/25/20 (a)	5,500,000	5,505,336
Unum Group 5.625% 9/15/20	4,624,000	4,780,104
		23,931,213

TOTAL FINANCIALS		543,574,689

HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 1.3%
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (b)(c)	4,142,000	4,143,201
2.404% 6/5/20	11,000,000	11,012,748
2.894% 6/6/22	5,000,000	5,082,483
Boston Scientific Corp. 3.45% 3/1/24	1,437,000	1,510,085
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.1685% 3/19/21 (b)(c)	3,401,000	3,397,065
		25,145,582
Health Care Providers & Services - 2.2%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.173% 3/9/21 (b)(c)	10,000,000	10,043,372
2.8% 7/20/20	5,200,000	5,225,921
3.35% 3/9/21	3,513,000	3,577,081
3.7% 3/9/23	5,000,000	5,228,488
Elanco Animal Health, Inc. 3.912% 8/27/21	2,489,000	2,536,996
Express Scripts Holding Co.:
2.6% 11/30/20	991,000	995,238
4.75% 11/15/21	1,759,000	1,852,756
Humana, Inc. 2.5% 12/15/20	2,920,000	2,925,800
UnitedHealth Group, Inc. 3.35% 7/15/22	4,000,000	4,152,950
WellPoint, Inc. 3.125% 5/15/22	4,400,000	4,507,125
		41,045,727
Pharmaceuticals - 3.2%
Actavis Funding SCS:
3% 3/12/20	10,916,000	10,949,372
3.45% 3/15/22	10,500,000	10,782,854
Bayer U.S. Finance II LLC 3.5% 6/25/21 (a)	10,500,000	10,722,363
Bristol-Myers Squibb Co.:
2.55% 5/14/21 (a)	5,000,000	5,060,052
2.6% 5/16/22 (a)	3,486,000	3,551,499
GlaxoSmithKline Capital PLC 3.125% 5/14/21	5,000,000	5,090,067
Mylan NV 3.15% 6/15/21	2,200,000	2,225,981
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	6,000,000	5,998,680
2.4% 9/23/21	2,324,000	2,331,204
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	3,250,000	3,042,813
Zoetis, Inc. 3.45% 11/13/20	484,000	490,524
		60,245,409

TOTAL HEALTH CARE		126,436,718

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.1%
United Technologies Corp. 3.35% 8/16/21	1,256,000	1,286,885
Airlines - 0.8%
Delta Air Lines, Inc.:
2.875% 3/13/20	5,500,000	5,500,968
3.4% 4/19/21	8,388,000	8,503,477
		14,004,445
Commercial Services & Supplies - 0.2%
Waste Management, Inc. 2.95% 6/15/24	3,605,000	3,749,708
Machinery - 0.2%
Westinghouse Air Brake Co. 3 month U.S. LIBOR + 1.050% 3.7103% 9/15/21 (b)(c)	4,247,000	4,247,346
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
2.5% 3/1/21	2,533,000	2,543,800
2.625% 7/1/22	1,180,000	1,190,674
3.5% 1/15/22	5,000,000	5,140,085
International Lease Finance Corp. 5.875% 8/15/22	4,500,000	4,942,412
		13,816,971

TOTAL INDUSTRIALS		37,105,355

INFORMATION TECHNOLOGY - 2.1%
Electronic Equipment & Components - 1.3%
Amphenol Corp. 2.2% 4/1/20	7,313,000	7,311,508
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	5,000,000	5,158,975
5.45% 6/15/23 (a)	10,020,000	10,890,588
		23,361,071
IT Services - 0.8%
IBM Corp. 2.8% 5/13/21	10,000,000	10,129,814
The Western Union Co. 4.25% 6/9/23	5,000,000	5,288,532
		15,418,346

TOTAL INFORMATION TECHNOLOGY		38,779,417

MATERIALS - 0.5%
Chemicals - 0.5%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	2,636,000	2,728,247
The Mosaic Co. 3.25% 11/15/22	6,549,000	6,711,469
		9,439,716
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Welltower, Inc. 3.625% 3/15/24	1,939,000	2,042,707
Real Estate Management & Development - 0.3%
Digital Realty Trust LP 2.75% 2/1/23	1,701,000	1,724,523
Washington Prime Group LP 3.85% 4/1/20	3,830,000	3,805,220
		5,529,743

TOTAL REAL ESTATE		7,572,450

UTILITIES - 4.4%
Electric Utilities - 2.2%
American Electric Power Co., Inc. 2.15% 11/13/20	2,814,000	2,816,879
Duke Energy Corp. 1.8% 9/1/21	1,305,000	1,297,069
Edison International 2.125% 4/15/20	5,500,000	5,476,296
Eversource Energy 2.5% 3/15/21	2,860,000	2,872,345
Exelon Corp.:
2.85% 6/15/20	7,475,000	7,508,289
3.497% 6/1/22 (b)	9,046,000	9,313,848
Florida Power & Light Co. 3 month U.S. LIBOR + 0.400% 2.6393% 5/6/22 (b)(c)	8,685,000	8,687,354
ITC Holdings Corp. 2.7% 11/15/22	2,814,000	2,856,324
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9613% 3/27/20 (b)(c)	1,363,000	1,363,169
		42,191,573
Gas Utilities - 0.7%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.5174% 11/29/19 (b)(c)	4,400,000	4,397,952
3 month U.S. LIBOR + 0.550% 2.9858% 3/12/20 (b)(c)	7,936,000	7,921,646
		12,319,598
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	567,000	571,091
Multi-Utilities - 1.5%
CenterPoint Energy, Inc. 2.5% 9/1/22	1,027,000	1,035,284
Consolidated Edison, Inc. 2% 3/15/20	1,214,000	1,212,770
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	2,558,000	2,391,730
2% 8/15/21	1,981,000	1,972,978
2.715% 8/15/21	2,744,000	2,767,082
NiSource Finance Corp. 2.65% 11/17/22	3,319,000	3,370,260
NiSource, Inc. 3.65% 6/15/23	1,323,000	1,379,836
Sempra Energy 2.4% 2/1/20	6,000,000	5,991,787
WEC Energy Group, Inc.:
3.1% 3/8/22	2,949,000	3,020,577
3.375% 6/15/21	5,123,000	5,235,742
		28,378,046

TOTAL UTILITIES		83,460,308

TOTAL NONCONVERTIBLE BONDS
(Cost $1,198,484,577)		1,212,754,260

U.S. Treasury Obligations - 5.9%
U.S. Treasury Notes:
1.75% 7/31/21	$2,000,000	$2,008,281
1.75% 11/30/21	8,000,000	8,044,688
2.125% 12/31/22 (d)	5,000,000	5,113,477
2.125% 3/31/24	46,000,000	47,439,300
2.625% 6/30/23	28,000,000	29,250,156
2.875% 11/30/25	18,000,000	19,528,594
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $108,259,671)		111,384,496

U.S. Government Agency - Mortgage Securities - 0.4%
Fannie Mae - 0.1%
4.5% 7/1/20	4	4
5.5% 11/1/34	1,779,047	1,960,629
7.5% 11/1/31	356	409

TOTAL FANNIE MAE		1,961,042

Freddie Mac - 0.0%
4% 4/1/26	318,211	332,594
5% 4/1/20	1,317	1,320
8.5% 5/1/26 to 7/1/28	25,855	29,225

TOTAL FREDDIE MAC		363,139

Ginnie Mae - 0.3%
7% 1/15/25 to 8/15/32	190,775	214,572
4.5% 6/20/48	4,512,313	4,746,902

TOTAL GINNIE MAE		4,961,474

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $7,283,241)		7,285,655

Asset-Backed Securities - 16.1%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$217,229	$228,546
Ally Auto Receivables Trust Series 2019-2 Class A2, 2.34% 6/15/22	3,500,000	3,508,665
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	4,889,000	4,937,015
Series 2018-2 Class A, 3.29% 5/15/23	5,580,000	5,707,371
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (a)	2,871,000	2,871,359
American Express Credit Account Master Trust:
Series 2018-4 Class A, 2.99% 12/15/23	4,429,000	4,520,969
Series 2018-6 Class A, 3.06% 2/15/24	4,378,000	4,486,911
Series 2019-1 Class A, 2.87% 10/15/24	1,532,000	1,577,726
Bank of America Credit Card Master Trust:
Series 2018-A1 Class A1, 2.7% 7/17/23	5,564,000	5,632,824
Series 2018-A2 Class A2, 3% 9/15/23	4,470,000	4,558,986
Bank of The West Auto Trust:
Series 2018-1 Class A3, 3.43% 12/15/22 (a)	2,107,000	2,133,737
Series 2019-1 Class A2, 2.4% 10/17/22 (a)	1,184,000	1,185,811
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (a)	4,076,000	4,163,663
BMW Vehicle Lease Trust Series 2019-1 Class A3, 2.84% 11/22/21	2,591,000	2,623,889
Canadian Pacer Auto Receivables Trust:
Series 2017-A1 Class A3, 2.05% 3/19/21 (a)	1,419,927	1,418,971
Series 2018-1A Class A3, 3% 11/19/21 (a)	3,722,000	3,741,096
Series 2018-2A Class A3, 3.27% 12/19/22 (a)	3,201,000	3,262,613
Series 2019-1A Class A2, 2.78% 3/21/22 (a)	3,782,000	3,798,573
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	3,170,000	3,176,421
Series 2018-A1 Class A1, 3.01% 2/15/24	2,949,000	3,005,945
Series 2019-A1 Class A1, 2.84% 12/15/24	4,919,000	5,055,207
CarMax Auto Owner Trust:
Series 2016-4 Class A3, 1.4% 8/15/21	1,557,791	1,553,575
Series 2017-4 Class A3, 2.11% 10/17/22	1,871,000	1,872,902
Series 2018-2 Class A3, 2.98% 1/17/23	2,409,000	2,441,592
Series 2018-4 Class A3, 3.36% 9/15/23	2,578,000	2,645,882
Series 2019-1 Class A3, 3.05% 3/15/24	3,034,000	3,106,694
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (a)	1,777,576	1,775,201
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	2,291,600	2,334,598
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	3,390,923	3,446,631
Citibank Credit Card Issuance Trust Series 2018-A1 Class A1, 2.49% 1/20/23	5,575,000	5,629,988
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	4,051,000	4,109,835
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	2,643,197	2,657,669
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P2 Class A, 3.47% 10/15/25 (a)	2,137,389	2,149,582
Series 2018-P3 Class A, 3.82% 1/15/26 (a)	3,837,758	3,873,921
Series 2019-P1 Class A, 2.94% 7/15/26 (a)	1,030,250	1,033,706
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3953% 3/25/32 (b)(c)	1,524	1,612
Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 2.6453% 7/25/34 (b)(c)	103,055	95,149
Dell Equipment Finance Trust:
Series 2017-2 Class A3, 2.19% 10/24/22 (a)	1,226,060	1,225,955
Series 2018-1 Class A3, 3.18% 6/22/23 (a)	1,386,000	1,403,330
Series 2018-2 Class A3, 3.37% 10/22/23 (a)	1,774,000	1,805,439
Series 2019-1 Class A2, 2.78% 8/23/21 (a)	3,500,000	3,524,732
Discover Card Master Trust:
Series 2017-A6 Class A6, 1.88% 2/15/23	3,507,000	3,505,560
Series 2018-A5 Class A5, 3.32% 3/15/24	5,126,000	5,294,858
Series 2019-A1 Class A1, 3.04% 7/15/24	3,589,000	3,701,806
Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 2.4651% 12/15/23 (b)(c)	5,000,000	5,007,999
DLL Securitization Trust:
Series 2017-A Class A3, 2.14% 12/15/21 (a)	3,445,520	3,446,065
Series 2018-ST2 Class A3, 3.46% 1/20/22 (a)	3,116,000	3,161,805
Series 2019-DA1 Class A2, 2.79% 11/22/21 (a)	5,000,000	5,018,644
Series 2019-MA2 Class A2, 2.27% 5/20/22 (a)	3,385,000	3,389,288
DT Auto Owner Trust Series 2019-3A Class A, 2.55% 8/15/22 (a)	3,002,539	3,005,334
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74% 2/22/22 (a)	24,067	24,055
Series 2017-1 Class A2, 2.13% 7/20/22 (a)	1,676,223	1,675,601
Series 2017-2 Class A2, 1.97% 1/20/23 (a)	1,388,525	1,386,902
Series 2019-1 Class A2, 2.98% 10/22/24 (a)	2,546,000	2,581,396
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	1,769,903	1,767,533
Ford Credit Auto Lease Trust Series 2019-B Class A2A, 2.28% 2/15/22	2,910,000	2,913,770
Ford Credit Auto Owner Trust:
Series 2015-2 Class A, 2.44% 1/15/27 (a)	6,421,000	6,434,968
Series 2017-A Class A3, 1.67% 6/15/21	1,770,771	1,767,776
Ford Credit Floorplan Master Owner Trust:
Series 2015-5 Class A, 2.39% 8/15/22	9,501,000	9,527,101
Series 2017-2 Class A1, 2.16% 9/15/22	4,540,000	4,547,452
Series 2018-1 Class A1, 2.95% 5/15/23	4,500,000	4,578,883
GM Financial Automobile Leasing Trust:
Series 2019-1 Class A3, 2.98% 12/20/21	2,198,000	2,225,716
Series 2019-2 Class A3, 2.67% 3/21/22	1,270,000	1,284,035
GM Financial Securitized Term Auto Receivables Trust Series 2019-1 Class A3, 2.97% 11/16/23	3,388,000	3,448,966
GMF Floorplan Owner Revolving Trust:
Series 2017-1 Class A1, 2.22% 1/18/22 (a)	3,688,000	3,686,487
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	4,242,000	4,309,392
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 3.8453% 6/25/34 (b)(c)	8,781	8,764
Honda Auto Receivables Owner Trust Series 2017-1 Class A3, 1.72% 7/21/21	1,579,426	1,576,795
John Deere Owner Trust:
Series 2018-A Class A3, 2.66% 4/18/22	4,248,000	4,268,381
Series 2019-B Class A2, 2.28% 5/16/22	3,500,000	3,511,822
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	5,585,000	5,681,682
Mercedes-Benz Auto Lease Trust Series 2019-A Class A3, 3.1% 11/15/21	2,265,000	2,291,675
Mercedes-Benz Master Owner Trust Series 2018-AA Class A, 1 month U.S. LIBOR + 0.260% 2.4551% 5/16/22 (a)(b)(c)	5,000,000	4,999,902
Nationstar HECM Loan Trust Series 2018-1A Class A, 2.76% 2/25/28 (a)	913,487	912,612
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 2.896% 9/25/23 (a)(b)(c)	4,214,000	4,219,516
Nissan Master Owner Trust Receivables Series 2017-B Class A, 1 month U.S. LIBOR + 0.430% 2.6251% 4/18/22 (b)(c)	3,000,000	3,004,412
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (b)(c)	336,368	337,783
Prosper Marketplace Issuance Trust:
Series 2018-1A Class A, 3.11% 6/17/24 (a)	83,550	83,571
Series 2018-2A Class A, 3.35% 10/15/24 (a)	1,331,588	1,335,662
Santander Retail Auto Lease Trust:
Series 2017-A Class A3, 2.22% 1/20/21 (a)	3,498,542	3,498,269
Series 2018-A Class A3, 2.93% 5/20/21 (a)	3,746,000	3,763,865
Series 2019-B Class A2A, 2.29% 4/20/22 (a)	3,500,000	3,509,851
Securitized Term Auto Receivables Trust:
Series 2017-1A Class A3, 1.89% 8/25/20 (a)	672,612	672,154
Series 2017-2A Class A3, 2.04% 4/26/21 (a)	1,715,963	1,714,675
Series 2018-2A Class A3 3.325% 8/25/22 (a)	5,061,000	5,127,434
Series 2019-1A Class A3, 2.986% 2/27/23 (a)	2,436,000	2,472,939
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 2.9603% 12/15/25 (a)(b)(c)	5,220,456	5,222,225
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (b)(c)	114,910	111,833
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (a)	423,390	423,373
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	2,318,010	2,419,300
Upgrade Receivables Trust:
Series 2018-1A Class A, 3.76% 11/15/24 (a)	1,763,976	1,770,226
Series 2019-1A Class A, 3.48% 3/15/25 (a)	622,164	624,346
Series 2019-2A Class A, 2.77% 10/15/25 (a)	945,000	945,446
Verizon Owner Trust:
Series 2016-2A Class A, 1.68% 5/20/21 (a)	1,123,760	1,122,632
Series 2017-1A Class A, 2.06% 9/20/21 (a)	3,230,389	3,229,267
Series 2017-3A Class A1A, 2.06% 4/20/22 (a)	4,580,000	4,578,395
Series 2018-A Class A1A, 3.23% 4/20/23	5,052,000	5,162,699
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	2,654,000	2,698,083
Volvo Financial Equipment LLC Series 2019-1A Class A3, 3% 3/15/23 (a)	2,004,000	2,042,071
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.520% 2.7151% 7/17/23 (a)(b)(c)	5,510,000	5,518,106
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (a)	3,454,665	3,473,666
World Omni Automobile Lease Securitization Trust Series 2019-A Class A3, 2.94% 5/16/22	1,999,000	2,031,437
TOTAL ASSET-BACKED SECURITIES
(Cost $297,511,723)		300,340,552

Collateralized Mortgage Obligations - 1.1%
Private Sponsor - 1.1%
Credit Suisse Mortgage Trust Series 2012-2R Class 1A1, 4.7374% 5/27/35 (a)(b)	402,660	407,077
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.5823% 8/25/60 (a)(b)(c)	1,889,168	1,885,521
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.7234% 10/15/54 (a)(b)(c)	2,483,322	2,480,759
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.9023% 12/22/69 (a)(b)(c)	1,221,733	1,225,164
Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	3,883,000	3,910,523
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (b)(c)	16,118	16,197
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.6834% 7/15/58 (a)(b)(c)	7,000,000	6,998,572
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (b)(c)	2,196	2,137
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.8476% 1/21/70 (a)(b)(c)	3,200,000	3,200,739

TOTAL PRIVATE SPONSOR		20,126,689

U.S. Government Agency - 0.0%
Fannie Mae sequential payer Series 2001-40 Class Z, 6% 8/25/31	95,175	107,153
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	491,148	520,252

TOTAL U.S. GOVERNMENT AGENCY		627,405

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $20,740,110)		20,754,094

Commercial Mortgage Securities - 6.6%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (b)(e)	8,516	24
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	945,437	939,913
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(e)(f)	3,657,964	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	1,810,163	1,868,122
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 3.0951% 11/15/35 (a)(b)(c)	4,188,934	4,186,316
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (a)(b)(c)	1,850,000	1,849,996
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.9851% 7/15/32 (a)(b)(c)	4,151,000	4,150,993
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(c)	3,254,000	3,253,993
Citigroup Commercial Mortgage Trust:
floater Series 2017-1500 Class A, 1 month U.S. LIBOR + 0.850% 3.0451% 7/15/32 (a)(b)(c)	3,141,000	3,141,032
sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	1,861,000	1,940,007
Series 2013-GC17 Class A4, 4.131% 11/10/46	2,062,000	2,229,293
Series 2014-GC21 Class AAB, 3.477% 5/10/47	1,281,272	1,325,434
Series 2016-GC36 Class AAB, 3.368% 2/10/49	1,999,000	2,101,111
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	3,234,013	3,308,455
Series 2013-CR11 Class ASB, 3.66% 8/10/50	2,197,479	2,266,943
Series 2013-LC6 Class ASB, 2.478% 1/10/46	1,768,359	1,781,893
Credit Suisse Mortgage Trust floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 3.1751% 5/15/36 (a)(b)(c)	4,000,000	4,002,510
CSAIL Commercial Mortgage Trust:
sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	2,538,000	2,687,043
Series 2016-C7 Class A1, 1.5786% 11/15/49	485,598	483,344
CSMC Mortgage Trust Series 2016-NXSR Class A1, 1.9708% 12/15/49	641,850	639,666
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	7,314,000	7,735,684
Class A3, 3.482% 1/10/45	2,375,030	2,435,429
Series 2012-GCJ7:
Class A/S, 4.085% 5/10/45	3,084,000	3,227,180
Class A4, 3.377% 5/10/45	6,931,789	7,067,405
Series 2014-GC18 Class AAB, 3.648% 1/10/47	49,768	51,362
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	5,365,000	5,636,561
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	3,148,000	3,220,299
Series 2016-GS4 Class A1, 1.731% 11/10/49	319,548	318,555
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A2, 2.9493% 11/15/47	92,858	92,776
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	1,886,362	1,949,389
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class A1, 1.5366% 12/15/49	6,224,534	6,175,376
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer Series 2012-C6 Class A3, 3.5074% 5/15/45	1,440,288	1,493,236
Series 2012-C6 Class A/S, 4.1166% 5/15/45	6,817,295	7,118,934
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	3,933,000	4,060,738
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2012-C8 Class A3, 2.8291% 10/15/45	2,123,192	2,172,988
Series 2014-C20 Class A3A1, 3.4718% 7/15/47	2,609,000	2,661,787
Morgan Stanley BAML Trust Series 2016-C32 Class A1, 1.968% 12/15/49	1,041,334	1,037,845
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 3.1451% 3/15/34 (a)(b)(c)	3,257,000	3,259,026
Series 2011-C3 Class AJ, 5.2925% 7/15/49 (a)(b)	1,961,000	2,057,125
Series 2016-BNK2 Class A1, 1.424% 11/15/49	725,872	720,187
Series 2019-H7 Class A1, 2.327% 7/15/52	2,122,778	2,141,561
RETL floater Series 2019-RVP Class A, 1 month U.S. LIBOR + 1.150% 3.3451% 3/15/36 (a)(b)(c)	1,075,708	1,077,387
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.9909% 4/10/46 (a)(b)(c)	3,234,824	3,273,406
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	2,715,928	2,747,567
Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	2,654,000	2,778,976
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12 Class A1, 1.676% 7/15/46	285,406	285,128
Series 2016-LC25 Class A1, 1.795% 12/15/59	361,361	360,123
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.9174% 6/15/46 (a)(b)(c)	3,429,430	3,432,344
sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	360,098	363,834
Series 2013-C16 Class ASB, 3.963% 9/15/46	844,027	874,725
Series 2014-C20 Class ASB, 3.638% 5/15/47	1,188,275	1,228,533
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $122,509,183)		123,211,554

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $5,975,000)	5,975,000	6,093,903

Foreign Government and Government Agency Obligations - 0.4%
Alberta Province 1.9% 12/6/19 (Cost $7,499,690)	$7,500,000	$7,495,650

Bank Notes - 3.4%
Capital One NA 2.35% 1/31/20	4,300,000	4,300,936
Citibank NA:
2.1% 6/12/20	$3,500,000	$3,502,926
2.844% 5/20/22 (b)	5,000,000	5,055,944
Citizens Bank NA 2.25% 10/30/20	5,661,000	5,669,194
Compass Bank 3.5% 6/11/21	3,301,000	3,361,784
KeyBank NA 3.3% 2/1/22	1,076,000	1,109,248
PNC Bank NA 2.45% 11/5/20	5,000,000	5,025,873
Regions Bank 2.75% 4/1/21	4,346,000	4,384,715
SunTrust Bank:
2.8% 5/17/22	4,500,000	4,584,484
3.502% 8/2/22 (b)	3,548,000	3,632,001
Svenska Handelsbanken AB 3.35% 5/24/21	8,000,000	8,178,667
Synchrony Bank 3.65% 5/24/21	1,893,000	1,931,608
Wells Fargo Bank NA:
2.6% 1/15/21	5,500,000	5,540,712
2.897% 5/27/22 (b)	7,000,000	7,095,379
TOTAL BANK NOTES
(Cost $62,632,898)		63,373,471

Commercial Paper - 0.5%
Commonspirit Health 2.8% 10/16/19	3,957,000	3,945,914
Sempra Global 2.48% 10/16/19	5,000,000	4,984,849
TOTAL COMMERCIAL PAPER
(Cost $8,927,651)		8,930,763
	Shares	Value

Money Market Funds - 0.7%
Fidelity Cash Central Fund 2.13% (g)
(Cost $12,981,511)	12,978,915	12,981,511
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,852,805,255)		1,874,605,909
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(4,544,603)
NET ASSETS - 100%		$1,870,061,306

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	669	Dec. 2019	$144,582,398	$71,861	$71,861

The notional amount of futures purchased as a percentage of Net Assets is 7.7%

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $411,643,844 or 22.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $502,159.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$212,209
Total	$212,209

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,212,754,260	$--	$1,212,754,260	$--
U.S. Government and Government Agency Obligations	111,384,496	--	111,384,496	--
U.S. Government Agency - Mortgage Securities	7,285,655	--	7,285,655	--
Asset-Backed Securities	300,340,552	--	300,340,552	--
Collateralized Mortgage Obligations	20,754,094	--	20,754,094	--
Commercial Mortgage Securities	123,211,554	--	123,211,554	--
Municipal Securities	6,093,903	--	6,093,903	--
Foreign Government and Government Agency Obligations	7,495,650	--	7,495,650	--
Bank Notes	63,373,471	--	63,373,471	--
Commercial Paper	8,930,763	--	8,930,763	--
Money Market Funds	12,981,511	12,981,511	--	--
Total Investments in Securities:	$1,874,605,909	$12,981,511	$1,861,624,398	$--
Derivative Instruments:
Assets
Futures Contracts	$71,861	$71,861	$--	$--
Total Assets	$71,861	$71,861	$--	$--
Total Derivative Instruments:	$71,861	$71,861	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$71,861	$0
Total Interest Rate Risk	71,861	0
Total Value of Derivatives	$71,861	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.1%
United Kingdom	5.5%
Canada	3.1%
Ireland	1.5%
Netherlands	1.5%
Luxembourg	1.5%
Japan	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,839,823,744)	$1,861,624,398
Fidelity Central Funds (cost $12,981,511)	12,981,511
Total Investment in Securities (cost $1,852,805,255)		$1,874,605,909
Receivable for investments sold		129,998,953
Receivable for fund shares sold		9,427,315
Interest receivable		12,327,692
Distributions receivable from Fidelity Central Funds		49,625
Receivable for daily variation margin on futures contracts		62,719
Total assets		2,026,472,213
Liabilities
Payable for fund shares redeemed	$156,399,454
Other payables and accrued expenses	11,453
Total liabilities		156,410,907
Net Assets		$1,870,061,306
Net Assets consist of:
Paid in capital		$1,858,576,929
Total distributable earnings (loss)		11,484,377
Net Assets, for 185,262,636 shares outstanding		$1,870,061,306
Net Asset Value, offering price and redemption price per share ($1,870,061,306 ÷ 185,262,636 shares)		$10.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$51,376,273
Income from Fidelity Central Funds		212,209
Total income		51,588,482
Expenses
Custodian fees and expenses	$33,466
Independent trustees' fees and expenses	8,848
Commitment fees	5,178
Total expenses before reductions	47,492
Expense reductions	(340)
Total expenses after reductions		47,152
Net investment income (loss)		51,541,330
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,713,458)
Fidelity Central Funds	44
Futures contracts	169,530
Total net realized gain (loss)		(2,543,884)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	43,598,625
Fidelity Central Funds	(44)
Futures contracts	71,861
Total change in net unrealized appreciation (depreciation)		43,670,442
Net gain (loss)		41,126,558
Net increase (decrease) in net assets resulting from operations		$92,667,888

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,541,330	$46,642,931
Net realized gain (loss)	(2,543,884)	(4,934,791)
Change in net unrealized appreciation (depreciation)	43,670,442	(25,476,264)
Net increase (decrease) in net assets resulting from operations	92,667,888	16,231,876
Distributions to shareholders	(52,482,070)	–
Distributions to shareholders from net investment income	–	(45,920,111)
Total distributions	(52,482,070)	(45,920,111)
Share transactions
Proceeds from sales of shares	477,539,576	208,301,422
Net asset value of shares issued in exchange for the net assets of Fidelity Advisor Series Short-Term Credit Fund (note 10)	–	189,347,036
Reinvestment of distributions	52,482,070	45,709,781
Cost of shares redeemed	(813,538,504)	(413,967,036)
Net increase (decrease) in net assets resulting from share transactions	(283,516,858)	29,391,203
Total increase (decrease) in net assets	(243,331,040)	(297,032)
Net Assets
Beginning of period	2,113,392,346	2,113,689,378
End of period	$1,870,061,306	$2,113,392,346
Other Information
Undistributed net investment income end of period		$2,788,063
Shares
Sold	47,809,329	20,947,798
Issued in exchange for the shares of Fidelity Advisor Series Short-Term Credit Fund (note 10)	–	19,106,664
Issued in reinvestment of distributions	5,278,353	4,618,997
Redeemed	(81,838,297)	(41,740,068)
Net increase (decrease)	(28,750,615)	2,933,391

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Short-Term Credit Fund

Years ended August 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.88	$10.01	$10.03	$9.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.272	.214	.131	.114	.052
Net realized and unrealized gain (loss)	.216	(.133)	(.013)	.081	(.051)
Total from investment operations	.488	.081	.118	.195	.001
Distributions from net investment income	(.278)	(.211)	(.131)	(.108)	(.051)
Distributions from net realized gain	–	–	(.007)	(.007)	–
Total distributions	(.278)	(.211)	(.138)	(.115)	(.051)
Net asset value, end of period	$10.09	$9.88	$10.01	$10.03	$9.95
Total ReturnC,D	5.02%	.82%	1.19%	1.98%	.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	.34%	.45%	.45%H
Expenses net of fee waivers, if any	- %G	- %G	.34%	.45%	.45%H
Expenses net of all reductions	- %G	- %G	.34%	.45%	.45%H
Net investment income (loss)	2.74%	2.16%	1.32%	1.15%	1.21%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,870,061	$2,113,392	$2,113,689	$1,022,609	$768,418
Portfolio turnover rateI	67%	52%J	70%	112%	63%K,L

 A For the period March 27, 2015 (commencement of operations) to August 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Series Short-Term Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,091,412
Gross unrealized depreciation	(1,092,541)
Net unrealized appreciation (depreciation)	$22,998,871
Tax Cost	$1,851,607,038

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$274,973
Capital loss carryforward	$(11,789,467)
Net unrealized appreciation (depreciation) on securities and other investments	$22,998,871

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,028,527)
Long-term	(6,760,940)
Total capital loss carryforward	$(11,789,467)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$52,482,070	$ 45,920,111

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $801,055,337 and $961,431,486, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,178 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $340.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Prior Year Merger Information.

On January 26, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Short-Term Credit Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $189,347,036, including securities of $189,174,330 and unrealized depreciation of $1,182,562 was combined with the Fund's net assets of $2,037,411,470 for total net assets after the acquisition of $2,226,758,506.

Pro forma results of operations of the combined entity for the entire period ended August 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$48,219,827
Total net realized gain (loss)	(5,112,935)
Total change in net unrealized appreciation (depreciation)	(27,069,311)
Net increase (decrease) in net assets resulting from operations	$16,037,581

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since January 26, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Short-Term Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Short-Term Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2019 and for the period March 27, 2015 (commencement of operations) through August 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the four years in the period ended August 31, 2019 and for the period March 27, 2015 (commencement of operations) through August 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,031.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 4.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SS1-ANN-1019
1.9863239.104

Fidelity® Short-Term Bond Fund Annual Report August 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	2.57%	1.19%	1.73%
Class M (incl. 1.50% sales charge)	2.56%	1.19%	1.73%
Class C (incl. contingent deferred sales charge)	2.36%	0.97%	1.62%
Fidelity® Short-Term Bond Fund	4.47%	1.63%	1.95%
Class I	4.29%	1.59%	1.93%
Class Z	4.42%	1.62%	1.95%

 Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class M shares bear a 0.15% 12b-1 fee. The initial offering of Class M shares took place on July 12, 2016. Returns prior to July 12,2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on July 12, 2016. Returns prior to July 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between July 12, 2016 prior to October 2, 2018, are those of Class I. Returns prior to July 12, 2016 are those of Fidelity Short-Term Bond Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund, a class of the fund, on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$12,134	Fidelity® Short-Term Bond Fund
$11,681	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Manager Rob Galusza:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted returns in the range of roughly 3.4% to 4.5%, net of fees, compared with the 4.62% result of the benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. The fund's modestly shorter duration hampered performance versus this benchmark, as did positioning along the yield curve – particularly the fund's underweighting in longer-term securities. Underweighted exposure to government-agency bonds also hurt the fund’s relative return. Conversely, lighter-than-benchmark exposure to Treasury securities added relative value, as did outsized exposure to the bonds of financial institutions, especially banks. A non-benchmark allocation to asset-backed securities also contributed notably. Security selection contributed overall, especially selections in the industrials sector. As of August 31, we continue to focus mainly on higher-quality corporate issues, which at period end comprised about 51% or fund assets. We maintained exposure to asset-based securities and slightly increased the fund’s exposure to commercial mortgage-backed securities by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareolders:  On October 1, 2019, David DeBiase assumed co-management responsibilities for the fund, joining Rob Galusza and Julian Potenza.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	25.5%
AAA	19.8%
AA	4.3%
A	18.2%
BBB	25.6%
BB and Below	2.4%
Not Rated	0.9%
Short-Term Investments and Net Other Assets	3.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	46.6%
U.S. Government and U.S. Government Agency Obligations	25.5%
Asset-Backed Securities	15.0%
CMOs and Other Mortgage Related Securities	6.1%
Municipal Bonds	0.3%
Other Investments	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 13.5%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 46.6%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.:
2.45% 6/30/20	$13,309	$13,333
3.6% 2/17/23	14,110	14,750
Verizon Communications, Inc.:
2.946% 3/15/22	2,835	2,908
3.125% 3/16/22	25,000	25,772
5.15% 9/15/23	4,540	5,103
		61,866
Entertainment - 0.3%
The Walt Disney Co. 4.5% 2/15/21 (a)	20,000	20,730
Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	11,035	11,140
4.464% 7/23/22	18,225	19,257
Comcast Corp.:
3.125% 7/15/22	7,344	7,606
3.3% 10/1/20	15,200	15,421
3.45% 10/1/21	15,185	15,641
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0966% 9/20/19 (b)(c)	9,726	9,728
		78,793

TOTAL COMMUNICATION SERVICES		161,389

CONSUMER DISCRETIONARY - 2.8%
Automobiles - 2.5%
American Honda Finance Corp. 3.15% 1/8/21	4,523	4,591
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	20,200	21,050
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 3.0581% 2/15/22 (a)(b)(c)	15,100	15,162
2.2% 5/5/20 (a)	15,650	15,651
2.3% 1/6/20 (a)	12,000	11,999
2.3% 2/12/21 (a)	15,000	14,996
3.35% 5/4/21 (a)	15,000	15,246
General Motors Financial Co., Inc.:
2.35% 10/4/19	10,100	10,099
2.65% 4/13/20	8,943	8,957
3.15% 1/15/20	2,000	2,004
3.55% 4/9/21	6,966	7,083
4.2% 3/1/21	6,000	6,142
4.2% 11/6/21	10,250	10,629
		143,609
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	9,085	9,178
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	8,106	8,128

TOTAL CONSUMER DISCRETIONARY		160,915

CONSUMER STAPLES - 3.4%
Beverages - 0.4%
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 2.8581% 11/15/21 (b)(c)	13,680	13,683
Diageo Capital PLC 3% 5/18/20	12,050	12,124
		25,807
Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (a)	15,100	15,101
Food Products - 0.5%
Conagra Brands, Inc. 3.8% 10/22/21	15,000	15,433
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8623% 4/16/21 (b)(c)	10,000	10,006
3.2% 4/16/21	2,089	2,126
		27,565
Tobacco - 2.2%
Altria Group, Inc.:
3.49% 2/14/22	4,288	4,430
4.75% 5/5/21	11,317	11,806
BAT Capital Corp. 2.297% 8/14/20	37,620	37,624
BAT International Finance PLC 2.75% 6/15/20 (a)	15,080	15,114
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (a)	11,300	11,359
3.125% 7/26/24 (a)	12,250	12,457
3.75% 7/21/22 (a)	10,100	10,447
Philip Morris International, Inc.:
2.625% 2/18/22	4,058	4,112
2.875% 5/1/24	11,050	11,341
Reynolds American, Inc. 3.25% 6/12/20	7,781	7,840
		126,530

TOTAL CONSUMER STAPLES		195,003

ENERGY - 3.4%
Oil, Gas & Consumable Fuels - 3.4%
Anadarko Petroleum Corp. 4.85% 3/15/21	10,045	10,384
Cenovus Energy, Inc. 3% 8/15/22	9,635	9,728
Energy Transfer Partners LP:
3.6% 2/1/23	6,333	6,498
4.2% 9/15/23	3,227	3,412
Enterprise Products Operating LP:
2.55% 10/15/19	7,751	7,750
2.8% 2/15/21	4,353	4,395
EQT Corp. 2.5% 10/1/20	5,508	5,478
Kinder Morgan Energy Partners LP 3.5% 9/1/23	6,194	6,441
Kinder Morgan, Inc. 3.05% 12/1/19	9,592	9,601
MPLX LP 4.5% 7/15/23	1,905	2,033
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (b)(c)	5,111	5,134
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (b)(c)	5,911	5,934
3 month U.S. LIBOR + 1.450% 3.637% 8/15/22 (b)(c)	5,750	5,770
2.6% 8/13/21	1,566	1,576
2.7% 8/15/22	1,384	1,398
2.9% 8/15/24	4,572	4,615
3.125% 2/15/22	2,992	3,036
Petroleos Mexicanos:
3.5% 1/30/23	4,460	4,333
4.875% 1/24/22	14,300	14,532
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 2.7323% 2/26/21 (b)(c)	11,467	11,467
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,460	10,751
Schlumberger Investment SA 3.3% 9/14/21 (a)	10,050	10,246
TransCanada PipeLines Ltd. 2.125% 11/15/19	12,200	12,191
Western Gas Partners LP 5.375% 6/1/21	19,500	20,163
Williams Partners LP 3.6% 3/15/22	17,824	18,351
		195,217
FINANCIALS - 22.5%
Banks - 11.9%
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 2.7125% 1/19/21 (a)(b)(c)	4,000	4,005
3.4% 8/27/21 (a)	17,426	17,824
Bank of America Corp.:
2.369% 7/21/21 (b)	10,000	10,016
2.625% 10/19/20	22,200	22,363
3.004% 12/20/23 (b)	30,000	30,787
3.124% 1/20/23 (b)	5,000	5,115
Bank of America NA 3 month U.S. LIBOR + 0.320% 2.5866% 7/26/21 (b)(c)	10,000	10,009
Barclays Bank PLC 2.65% 1/11/21	12,000	12,052
Barclays PLC:
2.75% 11/8/19	14,000	14,007
3.25% 1/12/21	6,858	6,914
BPCE SA:
2.75% 12/2/21	5,000	5,068
3.145% 7/31/20 (a)	10,110	10,202
Citibank NA 3 month U.S. LIBOR + 0.600% 2.7359% 5/20/22 (b)(c)	12,570	12,593
Citigroup, Inc.:
2.45% 1/10/20	20,150	20,165
2.75% 4/25/22	10,000	10,179
3.142% 1/24/23 (b)	12,100	12,373
Citizens Bank NA:
2.25% 3/2/20	12,000	12,002
2.45% 12/4/19	1,240	1,240
2.55% 5/13/21	10,093	10,164
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	17,045	17,348
Danske Bank A/S 3.875% 9/12/23 (a)	12,600	13,092
Fifth Third Bancorp 2.875% 7/27/20	7,135	7,182
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.600% 2.7238% 5/18/21 (b)(c)	12,000	12,005
3.262% 3/13/23 (b)	12,415	12,670
Huntington National Bank:
3 month U.S. LIBOR + 0.550% 2.8368% 2/5/21(b)(c)	10,000	10,031
3.25% 5/14/21	12,000	12,206
ING Bank NV:
3 month U.S. LIBOR + 0.690% 3.0089% 10/1/19 (a)(b)(c)	5,200	5,203
2.7% 8/17/20 (a)	3,116	3,137
ING Groep NV 3.15% 3/29/22	20,350	20,862
JPMorgan Chase & Co.:
2.55% 10/29/20	4,750	4,776
2.75% 6/23/20	11,500	11,554
3.207% 4/1/23 (b)	10,000	10,281
3.514% 6/18/22 (b)	31,000	31,735
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.699% 5/7/21 (b)(c)	12,150	12,151
Mitsubishi UFJ Financial Group, Inc.:
2.623% 7/18/22	7,000	7,082
2.95% 3/1/21	7,065	7,142
3.218% 3/7/22	10,800	11,080
3.535% 7/26/21	12,000	12,299
Mizuho Financial Group, Inc. 3 month U.S. LIBOR + 1.140% 3.5895% 9/13/21 (b)(c)	18,000	18,208
Regions Financial Corp.:
2.75% 8/14/22	11,481	11,683
3.2% 2/8/21	6,820	6,912
Royal Bank of Canada:
2.125% 3/2/20	15,000	15,007
2.15% 10/26/20	20,000	20,054
2.55% 7/16/24	14,227	14,503
Royal Bank of Scotland Group PLC 3.875% 9/12/23	18,000	18,541
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	12,000	12,412
4.45% 12/3/21	10,550	11,007
Sumitomo Mitsui Banking Corp. 3 month U.S. LIBOR + 0.370% 2.6923% 10/16/20 (b)(c)	16,500	16,539
SunTrust Bank 2.25% 1/31/20	25,000	24,994
The Toronto-Dominion Bank 2.5% 12/14/20	9,901	9,966
Wells Fargo & Co. 2.6% 7/22/20	17,500	17,585
Wells Fargo Bank NA 3.325% 7/23/21 (b)	10,000	10,103
Westpac Banking Corp. 2.15% 3/6/20	12,400	12,408
ZB, National Association 3.5% 8/27/21	11,022	11,277
Zions Bancorp NA 3.35% 3/4/22	4,455	4,562
		684,675
Capital Markets - 3.6%
Credit Suisse Group AG 3.574% 1/9/23 (a)	10,000	10,253
Deutsche Bank AG 2.7% 7/13/20	27,000	26,931
Deutsche Bank AG New York Branch 3.15% 1/22/21	6,717	6,693
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.800% 3.2495% 12/13/19 (b)(c)	15,000	15,030
2.876% 10/31/22 (b)	20,000	20,276
2.905% 7/24/23 (b)	5,000	5,079
3% 4/26/22	25,200	25,528
IntercontinentalExchange, Inc. 2.75% 12/1/20	7,267	7,329
Moody's Corp.:
2.75% 12/15/21	3,971	4,025
3.25% 6/7/21	5,919	6,031
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 3.2076% 7/22/22 (b)(c)	10,000	10,069
2.625% 11/17/21	14,942	15,098
2.65% 1/27/20	12,000	12,020
3.737% 4/24/24 (b)	10,000	10,521
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 2.6831% 11/1/21 (b)(c)	15,000	15,042
UBS AG London Branch 2.2% 6/8/20 (a)	15,250	15,257
		205,182
Consumer Finance - 3.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.125% 7/3/23	4,127	4,378
4.45% 12/16/21	3,073	3,193
4.875% 1/16/24	3,343	3,626
American Express Co. 2.75% 5/20/22	12,000	12,233
American Express Credit Corp.:
2.2% 3/3/20	10,275	10,280
2.25% 5/5/21	9,000	9,041
2.6% 9/14/20	16,520	16,612
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 2.9358% 7/30/21 (a)(b)(c)	11,435	11,428
3 month U.S. LIBOR + 0.950% 3.4703% 6/1/21 (a)(b)(c)	10,963	11,018
Capital One Financial Corp. 2.5% 5/12/20	17,000	17,030
Ford Motor Credit Co. LLC:
2.425% 6/12/20	10,000	9,992
2.597% 11/4/19	10,000	9,998
2.681% 1/9/20	9,933	9,935
3.157% 8/4/20	10,200	10,238
3.336% 3/18/21	25,885	26,054
4.14% 2/15/23	6,000	6,153
John Deere Capital Corp.:
2.35% 1/8/21	10,000	10,064
3.125% 9/10/21	10,000	10,245
Synchrony Financial:
2.85% 7/25/22	1,560	1,581
4.25% 8/15/24	15,660	16,674
4.375% 3/19/24	13,403	14,317
		224,090
Diversified Financial Services - 1.5%
AIG Global Funding:
2.3% 7/1/22 (a)	4,229	4,245
3.35% 6/25/21 (a)	10,000	10,203
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (a)	1,614	1,637
AXA Equitable Holdings, Inc. 3.9% 4/20/23	1,043	1,095
Brixmor Operating Partnership LP 3.875% 8/15/22	13,088	13,657
Cigna Corp.:
3 month U.S. LIBOR + 0.350% 2.7603% 3/17/20 (b)(c)	10,800	10,802
3 month U.S. LIBOR + 0.650% 3.0603% 9/17/21 (b)(c)	5,000	5,000
3.2% 9/17/20	10,300	10,395
3.4% 9/17/21	9,182	9,400
GE Capital International Funding Co. 2.342% 11/15/20	19,866	19,755
		86,189
Insurance - 1.6%
ACE INA Holdings, Inc. 2.3% 11/3/20	4,114	4,130
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 2.9066% 9/20/21 (a)(b)(c)	11,959	11,959
Aon Corp. 5% 9/30/20	9,135	9,410
Marsh & McLennan Companies, Inc.:
2.35% 3/6/20	13,491	13,500
2.75% 1/30/22	6,461	6,567
3.5% 12/29/20	6,346	6,461
Metropolitan Life Global Funding I 2.05% 6/12/20 (a)	15,230	15,249
Protective Life Global Funding 2.161% 9/25/20 (a)	15,172	15,187
Unum Group 5.625% 9/15/20	7,900	8,167
		90,630

TOTAL FINANCIALS		1,290,766

HEALTH CARE - 4.3%
Biotechnology - 0.3%
AbbVie, Inc. 2.5% 5/14/20	15,888	15,911
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories 2.9% 11/30/21	6,090	6,209
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (b)(c)	10,524	10,527
2.404% 6/5/20	16,230	16,249
Boston Scientific Corp. 3.45% 3/1/24	4,235	4,450
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.1685% 3/19/21 (b)(c)	8,625	8,615
		46,050
Health Care Providers & Services - 1.1%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.173% 3/9/21 (b)(c)	12,000	12,052
3.35% 3/9/21	7,251	7,383
Elanco Animal Health, Inc. 3.912% 8/27/21	6,967	7,101
Express Scripts Holding Co.:
2.6% 11/30/20	2,683	2,694
4.75% 11/15/21	4,763	5,017
Humana, Inc. 2.5% 12/15/20	7,580	7,595
UnitedHealth Group, Inc. 3.35% 7/15/22	10,000	10,382
WellPoint, Inc. 3.125% 5/15/22	12,140	12,436
		64,660
Pharmaceuticals - 2.1%
Actavis Funding SCS:
3% 3/12/20	15,452	15,499
3.45% 3/15/22	11,000	11,296
Bayer U.S. Finance II LLC 3.5% 6/25/21 (a)	15,000	15,318
Bristol-Myers Squibb Co.:
2.55% 5/14/21 (a)	15,000	15,180
2.6% 5/16/22 (a)	11,049	11,257
GlaxoSmithKline Capital PLC 3.125% 5/14/21	12,280	12,501
Perrigo Co. PLC 3.5% 3/15/21	2,117	2,128
Shire Acquisitions Investments Ireland DAC:
1.9% 9/23/19	20,000	19,996
2.4% 9/23/21	5,816	5,834
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	10,000	9,363
Zoetis, Inc. 3.45% 11/13/20	1,708	1,731
		120,103

TOTAL HEALTH CARE		246,724

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.3%
Northrop Grumman Corp. 2.08% 10/15/20	11,340	11,344
United Technologies Corp. 3.35% 8/16/21	3,120	3,197
		14,541
Airlines - 0.4%
Delta Air Lines, Inc.:
2.875% 3/13/20	15,450	15,453
3.4% 4/19/21	8,454	8,570
		24,023
Commercial Services & Supplies - 0.2%
Waste Management, Inc. 2.95% 6/15/24	11,453	11,913
Machinery - 0.4%
Caterpillar Financial Services Corp. 2.65% 5/17/21	11,200	11,365
Westinghouse Air Brake Co. 3 month U.S. LIBOR + 1.050% 3.7103% 9/15/21 (b)(c)	11,271	11,272
		22,637
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
2.125% 1/15/20	6,030	6,026
2.5% 3/1/21	6,552	6,580
3.5% 1/15/22	10,200	10,486
International Lease Finance Corp. 5.875% 8/15/22	12,000	13,180
		36,272

TOTAL INDUSTRIALS		109,386

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment & Components - 0.8%
Amphenol Corp. 2.2% 4/1/20	15,000	14,997
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (a)	17,439	18,954
Tyco Electronics Group SA 3 month U.S. LIBOR + 0.450% 2.9285% 6/5/20 (b)(c)	13,393	13,406
		47,357
IT Services - 0.5%
IBM Corp. 2.8% 5/13/21	15,000	15,195
The Western Union Co. 4.25% 6/9/23	10,000	10,577
		25,772
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices, Inc. 2.85% 3/12/20	8,263	8,287

TOTAL INFORMATION TECHNOLOGY		81,416

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	6,696	6,930
The Mosaic Co. 3.25% 11/15/22	3,784	3,878
		10,808
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Welltower, Inc. 3.625% 3/15/24	5,438	5,729
Real Estate Management & Development - 0.2%
Digital Realty Trust LP 2.75% 2/1/23	4,637	4,701
Washington Prime Group LP 3.85% 4/1/20	9,340	9,280
		13,981

TOTAL REAL ESTATE		19,710

UTILITIES - 3.6%
Electric Utilities - 1.6%
American Electric Power Co., Inc. 2.15% 11/13/20	7,619	7,627
Duke Energy Corp. 1.8% 9/1/21	3,796	3,773
Edison International 2.125% 4/15/20	15,000	14,935
Eversource Energy 2.5% 3/15/21	7,387	7,419
Exelon Corp.:
2.85% 6/15/20	6,843	6,873
3.497% 6/1/22 (b)	10,555	10,868
Florida Power & Light Co. 3 month U.S. LIBOR + 0.400% 2.6393% 5/6/22 (b)(c)	11,654	11,657
ITC Holdings Corp. 2.7% 11/15/22	7,621	7,736
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9613% 3/27/20 (b)(c)	3,420	3,420
NextEra Energy Capital Holdings, Inc. 2.9% 4/1/22	11,080	11,318
Virginia Electric & Power Co. 2.75% 3/15/23	6,000	6,132
		91,758
Gas Utilities - 0.3%
WGL Holdings, Inc.:
3 month U.S. LIBOR + 0.400% 2.5174% 11/29/19 (b)(c)	12,200	12,194
3 month U.S. LIBOR + 0.550% 2.9858% 3/12/20 (b)(c)	3,037	3,032
		15,226
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 2.7% 6/15/21	1,671	1,683
Multi-Utilities - 1.7%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	11,369	11,436
Consolidated Edison, Inc. 2% 3/15/20	3,278	3,275
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (b)(c)	6,389	5,974
2.715% 8/15/21	8,715	8,788
NiSource Finance Corp. 2.65% 11/17/22	10,351	10,511
NiSource, Inc. 3.65% 6/15/23	3,297	3,439
Public Service Enterprise Group, Inc. 1.6% 11/15/19	6,071	6,062
Sempra Energy:
1.625% 10/7/19	10,647	10,639
2.4% 2/1/20	15,050	15,029
WEC Energy Group, Inc.:
3.1% 3/8/22	8,697	8,908
3.375% 6/15/21	12,513	12,788
		96,849

TOTAL UTILITIES		205,516

TOTAL NONCONVERTIBLE BONDS
(Cost $2,641,745)		2,676,850

U.S. Treasury Obligations - 23.5%
U.S. Treasury Notes:
1.125% 2/28/21 (d)	$455,476	$452,065
1.75% 11/30/21	430,000	432,402
1.875% 7/31/22	30,000	30,367
2.125% 3/31/24	120,000	123,755
2.375% 8/15/24	120,000	125,480
2.5% 12/31/20	98,471	99,521
2.625% 6/30/23	85,000	88,795
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,325,997)		1,352,385

U.S. Government Agency - Mortgage Securities - 1.2%
Fannie Mae - 0.9%
3% 3/1/30 to 12/1/31	40,485	41,608
3.5% 9/1/29	4,947	5,171
4.5% 7/1/20	0	0
5.5% 11/1/34	4,390	4,838
7.5% 11/1/31	1	1

TOTAL FANNIE MAE		51,618

Freddie Mac - 0.0%
4% 4/1/26	785	820
5% 4/1/20	3	3
8.5% 5/1/26 to 7/1/28	66	74

TOTAL FREDDIE MAC		897

Ginnie Mae - 0.3%
7% 1/15/25 to 8/15/32	480	540
4.5% 6/20/48	14,618	15,378

TOTAL GINNIE MAE		15,918

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $67,682)		68,433

Asset-Backed Securities - 15.0%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$553	$582
Ally Auto Receivables Trust Series 2019-2 Class A2, 2.34% 6/15/22	10,000	10,025
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	12,380	12,502
Series 2018-2 Class A, 3.29% 5/15/23	13,920	14,238
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (a)	8,017	8,018
American Express Credit Account Master Trust:
Series 2017-6 Class A, 2.04% 5/15/23	10,120	10,139
Series 2018-4 Class A, 2.99% 12/15/23	11,070	11,300
Series 2018-6 Class A, 3.06% 2/15/24	10,000	10,249
Series 2019-1 Class A, 2.87% 10/15/24	4,526	4,661
Bank of America Credit Card Master Trust:
Series 2017-A2 Class A2, 1.84% 1/17/23	13,895	13,883
Series 2018-A1 Class A1, 2.7% 7/17/23	14,000	14,173
Series 2018-A2 Class A2, 3% 9/15/23	11,170	11,392
Bank of The West Auto Trust:
Series 2018-1 Class A3, 3.43% 12/15/22 (a)	5,451	5,520
Series 2019-1 Class A2, 2.4% 10/17/22 (a)	3,768	3,774
BMW Floorplan Master Owner Trust Series 2018-1 Class A1, 3.15% 5/15/23 (a)	9,960	10,174
BMW Vehicle Lease Trust:
Series 2017-2 Class A3, 2.07% 10/20/20	4,694	4,692
Series 2019-1 Class A3, 2.84% 11/22/21	7,687	7,785
Canadian Pacer Auto Receivables Trust:
Series 2017-A1 Class A3, 2.05% 3/19/21 (a)	3,816	3,813
Series 2018-1A Class A3, 3% 11/19/21 (a)	9,302	9,350
Series 2018-2A Class A3, 3.27% 12/19/22 (a)	8,203	8,361
Series 2019-1A Class A2, 2.78% 3/21/22 (a)	11,796	11,848
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	8,601	8,618
Series 2017-A4 Class A4, 1.99% 7/17/23	12,165	12,182
Series 2018-A1 Class A1, 3.01% 2/15/24	7,366	7,508
Series 2019-A1 Class A1, 2.84% 12/15/24	14,492	14,893
CarMax Auto Owner Trust:
Series 2016-4 Class A3, 1.4% 8/15/21	4,392	4,380
Series 2017-3 Class A3, 1.97% 4/15/22	4,241	4,238
Series 2017-4 Class A3, 2.11% 10/17/22	5,039	5,044
Series 2018-2 Class A3, 2.98% 1/17/23	6,019	6,100
Series 2018-4 Class A3, 3.36% 9/15/23	6,648	6,823
Series 2019-1 Class A3, 3.05% 3/15/24	8,974	9,189
Chesapeake Funding II LLC:
Series 2017-2A Class A1, 1.99% 5/15/29 (a)	4,876	4,869
Series 2017-4A Class A2, 1 month U.S. LIBOR + 0.340% 2.5351% 11/15/29 (a)(b)(c)	5,348	5,345
Series 2018-1A Class A1, 3.04% 4/15/30 (a)	5,210	5,287
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	6,621	6,745
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	10,113	10,279
Citibank Credit Card Issuance Trust:
Series 2017-A8 Class A8, 1.86% 8/8/22	15,000	14,991
Series 2018-A1 Class A1, 2.49% 1/20/23	14,396	14,538
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	10,123	10,270
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	7,823	7,866
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P2 Class A, 3.47% 10/15/25 (a)	5,330	5,360
Series 2018-P3 Class A, 3.82% 1/15/26 (a)	11,162	11,268
Series 2019-P1 Class A, 2.94% 7/15/26 (a)	3,279	3,290
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3953% 3/25/32 (b)(c)	7	8
Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 2.6453% 7/25/34 (b)(c)	261	241
Dell Equipment Finance Trust:
Series 2017-2 Class A3, 2.19% 10/24/22 (a)	3,301	3,301
Series 2018-1 Class A3, 3.18% 6/22/23 (a)	3,384	3,426
Series 2018-2 Class A3, 3.37% 10/22/23 (a)	4,565	4,646
Series 2019-1 Class A2, 2.78% 8/23/21 (a)	10,000	10,071
Discover Card Master Trust:
Series 2018-A5 Class A5, 3.32% 3/15/24	13,150	13,583
Series 2019-A1 Class A1, 3.04% 7/15/24	10,595	10,928
Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 2.4651% 12/15/23 (b)(c)	20,000	20,032
DLL Securitization Trust:
Series 2017-A Class A3, 2.14% 12/15/21 (a)	9,329	9,331
Series 2018-ST2 Class A3, 3.46% 1/20/22 (a)	8,545	8,671
Series 2019-MA2 Class A2, 2.27% 5/20/22 (a)	10,000	10,013
DT Auto Owner Trust Series 2019-3A Class A, 2.55% 8/15/22 (a)	9,730	9,739
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74% 2/22/22 (a)	72	72
Series 2017-1 Class A2, 2.13% 7/20/22 (a)	1,793	1,792
Series 2019-1 Class A2, 2.98% 10/22/24 (a)	7,557	7,662
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	4,740	4,733
Ford Credit Auto Lease Trust Series 2019-B Class A2A, 2.28% 2/15/22	9,430	9,442
Ford Credit Auto Owner Trust:
Series 2015-2 Class A, 2.44% 1/15/27 (a)	11,704	11,729
Series 2017-A Class A3, 1.67% 6/15/21	4,753	4,745
Ford Credit Floorplan Master Owner Trust:
Series 2015-5 Class A, 2.39% 8/15/22	25,466	25,536
Series 2017-2 Class A1, 2.16% 9/15/22	12,180	12,200
Series 2018-1 Class A1, 2.95% 5/15/23	11,000	11,193
GM Financial Automobile Leasing Trust:
Series 2019-1 Class A3, 2.98% 12/20/21	6,482	6,564
Series 2019-2 Class A3, 2.67% 3/21/22	3,973	4,017
GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3, 1.86% 12/16/21 (a)	8,331	8,319
GM Financial Securitized Term Automobile Recievables Trust 2.32% 7/18/22	5,240	5,256
GMF Floorplan Owner Revolving Trust:
Series 2017-1 Class A1, 2.22% 1/18/22 (a)	9,903	9,899
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	10,641	10,810
Home Equity Asset Trust Series 2004-1 Class M2, 1 month U.S. LIBOR + 1.700% 3.8453% 6/25/34 (b)(c)	22	22
Hyundai Auto Receivables Trust Series 2018-A Class A3, 2.79% 7/15/22	7,041	7,106
John Deere Owner Trust:
Series 2018-A Class A3, 2.66% 4/18/22	10,804	10,856
Series 2019-B Class A2, 2.28% 5/16/22	10,580	10,616
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	13,952	14,194
Mercedes-Benz Auto Lease Trust:
Series 2018-A Class A3, 2.41% 2/16/21	9,296	9,304
Series 2019-A Class A3, 3.1% 11/15/21	6,680	6,759
Mercedes-Benz Master Owner Trust Series 2018-AA Class A, 1 month U.S. LIBOR + 0.260% 2.4551% 5/16/22 (a)(b)(c)	10,150	10,150
Nationstar HECM Loan Trust Series 2018-1A Class A, 2.76% 2/25/28 (a)	2,313	2,311
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 2.896% 9/25/23 (a)(b)(c)	10,508	10,522
Nissan Auto Receivables Owner Trust Series 2016-B Class A3, 1.32% 1/15/21	1,223	1,222
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (b)(c)	845	848
Prosper Marketplace Issuance Trust:
Series 2018-1A Class A, 3.11% 6/17/24 (a)	167	167
Series 2018-2A Class A, 3.35% 10/15/24 (a)	3,320	3,330
Santander Retail Auto Lease Trust:
Series 2017-A Class A3, 2.22% 1/20/21 (a)	9,479	9,478
Series 2018-A Class A3, 2.93% 5/20/21 (a)	9,389	9,434
Series 2019-B Class A2A, 2.29% 4/20/22 (a)	12,525	12,560
Securitized Term Auto Receivables Trust:
Series 2017-1A Class A3, 1.89% 8/25/20 (a)	975	974
Series 2017-2A Class A3, 2.04% 4/26/21 (a)	4,603	4,599
Series 2018-2A Class A3 3.325% 8/25/22 (a)	13,026	13,197
Series 2019-1A Class A3, 2.986% 2/27/23 (a)	7,178	7,287
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 2.9603% 12/15/25 (a)(b)(c)	13,051	13,056
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (b)(c)	293	285
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (a)	1,092	1,092
Towd Point Mortgage Trust Series 2018-3 Class A1, 3.75% 5/25/58 (a)	5,637	5,883
Toyota Auto Receivables Owner Trust Series 2018-B Class A3, 2.96% 9/15/22	7,057	7,155
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (a)(b)(c)(e)	261	195
Upgrade Receivables Trust:
Series 2018-1A Class A, 3.76% 11/15/24 (a)	5,036	5,054
Series 2019-1A Class A, 3.48% 3/15/25 (a)	1,835	1,841
Series 2019-2A Class A, 2.77% 10/15/25 (a)	2,639	2,640
USAA Auto Owner Trust Series 2017-1 Class A3, 1.7% 5/17/21	1,737	1,735
Verizon Owner Trust:
Series 2016-2A Class A, 1.68% 5/20/21 (a)	3,360	3,356
Series 2017-2A Class A, 1.92% 12/20/21 (a)	5,931	5,926
Series 2017-3A Class A1A, 2.06% 4/20/22 (a)	12,364	12,360
Series 2018-A Class A1A, 3.23% 4/20/23	12,945	13,229
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	6,448	6,555
Volvo Financial Equipment LLC Series 2019-1A Class A3, 3% 3/15/23 (a)	5,916	6,028
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.520% 2.7151% 7/17/23 (a)(b)(c)	13,210	13,229
Wheels SPV LLC Series 2018-1A Class A2, 3.06% 4/20/27 (a)	8,281	8,327
World Omni Auto Receivables Trust Series 2016-A Class A3, 1.77% 9/15/21	315	315
World Omni Automobile Lease Securitization Trust Series 2019-A Class A3, 2.94% 5/16/22	5,914	6,010
TOTAL ASSET-BACKED SECURITIES
(Cost $854,479)		862,728

Collateralized Mortgage Obligations - 1.8%
Private Sponsor - 1.0%
Credit Suisse Mortgage Trust Series 2012-2R Class 1A1, 4.7374% 5/27/35 (a)(b)	989	999
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	5,740	5,740
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.5823% 8/25/60 (a)(b)(c)	4,712	4,702
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.7234% 10/15/54 (a)(b)(c)	6,193	6,187
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.9023% 12/22/69 (a)(b)(c)	3,607	3,617
Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	12,418	12,506
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (b)(c)	40	40
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.6834% 7/15/58 (a)(b)(c)	15,000	14,997
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (b)(c)	6	6
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.8476% 1/21/70 (a)(b)(c)	9,963	9,965

TOTAL PRIVATE SPONSOR		58,759

U.S. Government Agency - 0.8%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 2.4453% 5/25/45 (b)(c)	11,137	11,112
sequential payer Series 2001-40 Class Z, 6% 8/25/31	247	278
Series 2016-27:
Class HK, 3% 1/25/41	10,100	10,279
Class KG, 3% 1/25/40	4,945	5,149
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 2.4953% 7/25/46 (b)(c)	12,574	12,590
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	1,199	1,270
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2015-H17 Class HA, 2.5% 5/20/65 (f)	2,971	2,969

TOTAL U.S. GOVERNMENT AGENCY		43,647

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $102,519)		102,406

Commercial Mortgage Securities - 5.1%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (b)(g)	21	0
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class A1, 1.559% 7/15/49	2,743	2,727
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(e)(g)	9,327	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	4,985	5,145
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 3.0951% 11/15/35 (a)(b)(c)	11,380	11,373
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (a)(b)(c)	5,852	5,852
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 2.9851% 7/15/32 (a)(b)(c)	11,842	11,842
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (a)(b)(c)	10,382	10,382
Citigroup Commercial Mortgage Trust:
floater Series 2017-1500 Class A, 1 month U.S. LIBOR + 0.850% 3.0451% 7/15/32 (a)(b)(c)	8,384	8,384
sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	6,035	6,291
Series 2014-GC21 Class AAB, 3.477% 5/10/47	3,784	3,915
Series 2016-GC36 Class AAB, 3.368% 2/10/49	5,785	6,081
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	8,476	8,671
Series 2014-CR18 Class ASB, 3.452% 7/15/47	18,861	19,367
Series 2012-CR4 Class ASB, 2.436% 10/15/45	4,752	4,759
Series 2013-LC6 Class ASB, 2.478% 1/10/46	5,647	5,690
Credit Suisse Mortgage Trust floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 3.1751% 5/15/36 (a)(b)(c)	12,100	12,108
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A1, 1.5786% 11/15/49	1,348	1,342
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 2.9451% 7/15/32 (a)(b)(c)	12,462	12,427
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	5,063	5,355
Class A3, 3.482% 1/10/45	6,436	6,599
Series 2012-GCJ7 Class A/S, 4.085% 5/10/45	7,670	8,026
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	14,856	15,608
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	8,201	8,389
Series 2017-GS8 Class A1, 2.222% 11/10/50	9,560	9,591
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A2, 2.9493% 11/15/47	246	245
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	5,054	5,223
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer Series 2012-C6 Class A3, 3.5074% 5/15/45	3,873	4,015
Series 2012-C6 Class A/S, 4.1166% 5/15/45	4,886	5,102
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	13,767	14,214
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2014-C20 Class A3A1, 3.4718% 7/15/47	8,292	8,460
Morgan Stanley BAML Trust Series 2016-C32 Class A1, 1.968% 12/15/49	2,760	2,751
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 3.1451% 3/15/34 (a)(b)(c)	9,713	9,719
Series 2011-C3 Class AJ, 5.2925% 7/15/49 (a)(b)	6,326	6,636
Series 2019-H7 Class A1, 2.327% 7/15/52	6,856	6,917
RETL floater Series 2019-RVP Class A, 1 month U.S. LIBOR + 1.150% 3.3451% 3/15/36 (a)(b)(c)	3,183	3,188
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.9909% 4/10/46 (a)(b)(c)	8,034	8,129
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	6,609	6,686
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12 Class A1, 1.676% 7/15/46	651	650
Series 2016-LC25 Class A1, 1.795% 12/15/59	997	993
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.9174% 6/15/46 (a)(b)(c)	8,523	8,530
sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	1,010	1,020
Series 2013-C14 Class ASB, 2.977% 6/15/46	7,166	7,260
Series 2014-C20 Class ASB, 3.638% 5/15/47	3,271	3,382
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $292,835)		293,044

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $15,510)	15,510	15,819

Bank Notes - 3.2%
Capital One NA 2.35% 1/31/20	15,650	15,653
Citibank NA:
2.1% 6/12/20	$15,430	$15,443
2.844% 5/20/22 (b)	12,000	12,134
3.165% 2/19/22 (b)	16,000	16,237
Compass Bank:
2.875% 6/29/22	13,095	13,320
3.5% 6/11/21	8,067	8,216
Discover Bank 3.1% 6/4/20	5,758	5,788
Huntington National Bank 2.375% 3/10/20	12,000	12,010
KeyBank NA:
2.25% 3/16/20	3,604	3,607
3.3% 2/1/22	3,173	3,271
PNC Bank NA 2.45% 11/5/20	10,000	10,052
Regions Bank 2.75% 4/1/21	11,226	11,326
SunTrust Bank:
2.8% 5/17/22	14,000	14,263
3.502% 8/2/22 (b)	8,508	8,709
Svenska Handelsbanken AB 3.35% 5/24/21	12,125	12,396
Synchrony Bank 3.65% 5/24/21	10,780	11,000
Wells Fargo Bank NA 2.6% 1/15/21	10,000	10,074
TOTAL BANK NOTES
(Cost $181,590)		183,499

Certificates of Deposit - 0.2%
Natexis Banques Populaires New York Branch yankee 2.68% 12/27/19
(Cost $10,000)	10,000	10,018

Commercial Paper - 0.6%
Bell Canada yankee 2.35% 11/6/19	10,000	9,955
Commonspirit Health 2.8% 10/16/19	11,000	10,969
Sempra Global 2.48% 10/16/19	15,000	14,955
TOTAL COMMERCIAL PAPER
(Cost $35,873)		35,879
	Shares	Value (000s)

Money Market Funds - 1.0%
Fidelity Cash Central Fund 2.13% (h)
(Cost $59,135)	59,123,448	59,135
	Maturity Amount (000s)	Value (000s)

Repurchase Agreements - 1.7%
With:
Mizuho Securities U.S.A., Inc. at:
2.48%, dated 8/21/19 due 2/18/20 (Collateralized by Corporate Obligations valued at $34,590,951, 2.97% - 8.80%, 4/17/25 - 7/25/35)	32,399	32,000
2.67%, dated 8/1/19 due 1/28/20 (Collateralized by Corporate Obligations valued at $16,841,119, 3.02% - 3.45%, 11/22/27 - 7/26/31)	16,214	16,000
3.17%, dated 3/22/19 due 9/18/19 (Collateralized by Corporate Obligations valued at $21,514,481, 2.97% - 7.26%, 4/24/26 - 7/25/35)	20,317	20,000
Morgan Stanley & Co., Inc. at 2.81%, dated:
6/11/19 due 9/10/19 (Collateralized by U.S. Government Obligations valued at $15,041,977, 0.00% - 3.38%, 9/12/19 - 8/25/58)(b)(c)(i)	14,603	14,500
8/5/19 due 11/4/19 (Collateralized by Equity Securities valued at $17,319,005)(b)(c)(i)	16,114	16,000
TOTAL REPURCHASE AGREEMENTS
(Cost $98,500)		98,500
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $5,685,865)		5,758,696
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(13,782)
NET ASSETS - 100%		$5,744,914

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2,632	Dec. 2019	$568,820	$283	$283
CBOT 5-Year U.S. Treasury Note Contracts (United States)	500	Dec. 2019	59,988	50	50
TOTAL FUTURES CONTRACTS					$333

The notional amount of futures purchased as a percentage of Net Assets is 10.9%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $149,041,000.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Amounts shown as 0 in the Schedule of Investments may represent less than 1 share.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,033,685,000 or 18.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,213,000.

 (e) Level 3 security

 (f) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) The maturity amount is based on the rate at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$646
Total	$646

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$2,676,850	$--	$2,676,850	$--
U.S. Government and Government Agency Obligations	1,352,385	--	1,352,385	--
U.S. Government Agency - Mortgage Securities	68,433	--	68,433	--
Asset-Backed Securities	862,728	--	862,533	195
Collateralized Mortgage Obligations	102,406	--	102,406	--
Commercial Mortgage Securities	293,044	--	293,044	--
Municipal Securities	15,819	--	15,819	--
Bank Notes	183,499	--	183,499	--
Certificates of Deposit	10,018	--	10,018	--
Commercial Paper	35,879	--	35,879	--
Money Market Funds	59,135	59,135	--	--
Repurchase Agreements	98,500	--	98,500	--
Total Investments in Securities:	$5,758,696	$59,135	$5,699,366	$195
Derivative Instruments:
Assets
Futures Contracts	$333	$333	$--	$--
Total Assets	$333	$333	$--	$--
Total Derivative Instruments:	$333	$333	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$333	$0
Total Interest Rate Risk	333	0
Total Value of Derivatives	$333	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.5%
United Kingdom	3.9%
Canada	2.9%
Japan	1.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2019
Assets
Investment in securities, at value (including repurchase agreements of $98,500) — See accompanying schedule: Unaffiliated issuers (cost $5,626,730)	$5,699,561
Fidelity Central Funds (cost $59,135)	59,135
Total Investment in Securities (cost $5,685,865)		$5,758,696
Receivable for investments sold		99,209
Receivable for fund shares sold		7,517
Interest receivable		31,250
Distributions receivable from Fidelity Central Funds		44
Receivable for daily variation margin on futures contracts		294
Receivable from investment adviser for expense reductions		3
Other receivables		62
Total assets		5,897,075
Liabilities
Payable for investments purchased	$134,026
Payable for fund shares redeemed	14,486
Distributions payable	1,354
Accrued management fee	1,447
Distribution and service plan fees payable	59
Other affiliated payables	727
Other payables and accrued expenses	62
Total liabilities		152,161
Net Assets		$5,744,914
Net Assets consist of:
Paid in capital		$5,695,403
Total distributable earnings (loss)		49,511
Net Assets		$5,744,914
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($174,699 ÷ 20,026 shares)(a)		$8.72
Maximum offering price per share (100/98.50 of $8.72)		$8.85
Class M:
Net Asset Value and redemption price per share ($70,834 ÷ 8,120 shares)(a)		$8.72
Maximum offering price per share (100/98.50 of $8.72)		$8.85
Class C:
Net Asset Value and offering price per share ($33,367 ÷ 3,828 shares)(a)		$8.72
Short-Term Bond:
Net Asset Value, offering price and redemption price per share ($5,016,883 ÷ 575,339 shares)		$8.72
Class I:
Net Asset Value, offering price and redemption price per share ($333,601 ÷ 38,240 shares)		$8.72
Class Z:
Net Asset Value, offering price and redemption price per share ($115,530 ÷ 13,250 shares)		$8.72

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Interest		$148,988
Income from Fidelity Central Funds		646
Total income		149,634
Expenses
Management fee	$16,696
Transfer agent fees	5,815
Distribution and service plan fees	826
Fund wide operations fee	2,476
Independent trustees' fees and expenses	25
Commitment fees	16
Total expenses before reductions	25,854
Expense reductions	(22)
Total expenses after reductions		25,832
Net investment income (loss)		123,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,942)
Fidelity Central Funds	(2)
Futures contracts	925
Total net realized gain (loss)		(5,019)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	120,634
Fidelity Central Funds	2
Futures contracts	333
Total change in net unrealized appreciation (depreciation)		120,969
Net gain (loss)		115,950
Net increase (decrease) in net assets resulting from operations		$239,752

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,802	$92,125
Net realized gain (loss)	(5,019)	(30,140)
Change in net unrealized appreciation (depreciation)	120,969	(53,974)
Net increase (decrease) in net assets resulting from operations	239,752	8,011
Distributions to shareholders	(111,610)	–
Distributions to shareholders from net investment income	–	(89,578)
Total distributions	(111,610)	(89,578)
Share transactions - net increase (decrease)	367,112	(837,458)
Total increase (decrease) in net assets	495,254	(919,025)
Net Assets
Beginning of period	5,249,660	6,168,685
End of period	$5,744,914	$5,249,660
Other Information
Undistributed net investment income end of period		$5,173

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Fund Class A

Years ended August 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.53	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.178	.123	.082	.009
Net realized and unrealized gain (loss)	.171	(.114)	(.011)	(.001)
Total from investment operations	.349	.009	.071	.008
Distributions from net investment income	(.159)	(.119)	(.081)	(.008)
Total distributions	(.159)	(.119)	(.081)	(.008)
Net asset value, end of period	$8.72	$8.53	$8.64	$8.65
Total ReturnC,D,E	4.13%	.12%	.83%	.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.65%	.65%	.67%H
Expenses net of fee waivers, if any	.65%	.65%	.65%	.67%H
Expenses net of all reductions	.65%	.65%	.65%	.67%H
Net investment income (loss)	2.08%	1.43%	.94%	.79%H
Supplemental Data
Net assets, end of period (in millions)	$175	$143	$170	$208
Portfolio turnover rateI	46%	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class M

Years ended August 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.53	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.177	.122	.081	.009
Net realized and unrealized gain (loss)	.171	(.114)	(.011)	(.001)
Total from investment operations	.348	.008	.070	.008
Distributions from net investment income	(.158)	(.118)	(.080)	(.008)
Total distributions	(.158)	(.118)	(.080)	(.008)
Net asset value, end of period	$8.72	$8.53	$8.64	$8.65
Total ReturnC,D,E	4.12%	.10%	.81%	.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.67%	.66%	.70%H
Expenses net of fee waivers, if any	.67%	.67%	.66%	.70%H
Expenses net of all reductions	.67%	.66%	.66%	.70%H
Net investment income (loss)	2.06%	1.42%	.93%	.76%H
Supplemental Data
Net assets, end of period (in millions)	$71	$70	$81	$96
Portfolio turnover rateI	46%	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class C

Years ended August 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.52	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.104	.049	.007	(.001)
Net realized and unrealized gain (loss)	.181	(.123)	(.006)	.002
Total from investment operations	.285	(.074)	.001	.001
Distributions from net investment income	(.085)	(.046)	(.011)	(.001)
Total distributions	(.085)	(.046)	(.011)	(.001)
Net asset value, end of period	$8.72	$8.52	$8.64	$8.65
Total ReturnC,D,E	3.36%	(.86)%	.02%	.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.51%	1.51%	1.52%	1.53%H
Expenses net of fee waivers, if any	1.51%	1.51%	1.52%	1.53%H
Expenses net of all reductions	1.51%	1.51%	1.51%	1.53%H
Net investment income (loss)	1.20%	.57%	.08%	(.07)%H
Supplemental Data
Net assets, end of period (in millions)	$33	$52	$69	$84
Portfolio turnover rateI	46%	56%	56%	138%J

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.52	$8.64	$8.65	$8.58	$8.60
Income from Investment Operations
Net investment income (loss)A	.195	.140	.099	.087	.091
Net realized and unrealized gain (loss)	.181	(.123)	(.011)	.065	(.029)
Total from investment operations	.376	.017	.088	.152	.062
Distributions from net investment income	(.176)	(.137)	(.098)	(.082)	(.082)
Total distributions	(.176)	(.137)	(.098)	(.082)	(.082)
Net asset value, end of period	$8.72	$8.52	$8.64	$8.65	$8.58
Total ReturnB	4.47%	.20%	1.03%	1.79%	.72%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.28%	1.64%	1.15%	1.01%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$5,017	$4,617	$5,423	$5,894	$5,278
Portfolio turnover rateE	46%	56%	56%	138%F	83%G

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F The portfolio turnover rate does not include the assets acquired in the merger.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class I

Years ended August 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.53	$8.64	$8.65	$8.65
Income from Investment Operations
Net investment income (loss)B	.191	.135	.094	.011
Net realized and unrealized gain (loss)	.171	(.113)	(.010)	(.001)
Total from investment operations	.362	.022	.084	.010
Distributions from net investment income	(.172)	(.132)	(.094)	(.010)
Total distributions	(.172)	(.132)	(.094)	(.010)
Net asset value, end of period	$8.72	$8.53	$8.64	$8.65
Total ReturnC,D	4.29%	.26%	.97%	.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.51%	.51%	.51%	.53%G
Expenses net of fee waivers, if any	.51%	.51%	.51%	.53%G
Expenses net of all reductions	.51%	.51%	.51%	.53%G
Net investment income (loss)	2.22%	1.58%	1.09%	.94%G
Supplemental Data
Net assets, end of period (in millions)	$334	$367	$425	$525
Portfolio turnover rateH	46%	56%	56%	138%I

 A For the period July 12, 2016 (commencement of sale of shares) to August 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class Z

Years ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.51
Income from Investment Operations
Net investment income (loss)B	.190
Net realized and unrealized gain (loss)	.189
Total from investment operations	.379
Distributions from net investment income	(.169)
Total distributions	(.169)
Net asset value, end of period	$8.72
Total ReturnC,D	4.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	2.43 %G
Supplemental Data
Net assets, end of period (in millions)	$116
Portfolio turnover rateH	46%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Short-Term Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper, certificates of deposit and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $63 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, deferred trustees compensation and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$91,112
Gross unrealized depreciation	(4,155)
Net unrealized appreciation (depreciation)	$86,957
Tax Cost	$5,671,739

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,487
Capital loss carryforward	$(39,870)
Net unrealized appreciation (depreciation) on securities and other investments	$86,957

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(9,829)
Long-term	(30,041)
Total capital loss carryforward	$(39,870)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$111,610	$ 89,578

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,704,184 and $1,413,080, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	$238	$18
Class M	-%	.15%	105	3
Class C	.75%	.25%	483	41
			$826	$62

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$19
Class M	3
Class C(a)	9
$31

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond and Class Z. FIIOC receives an asset-based fee of Short-Term Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$243.15
Class M	116.17
Class C	79.16
Short-Term Bond	4,806.10
Class I	546.16
Class Z	25	.05(a)
	$5,815

 (a) Annualized

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,637	2.44%	$–(a)

 (a) In the amount of less than five hundred dollars.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2019. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$18

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses fee by $4.

During the period, credits reduced each class' transfer agent expense as noted in the table below.

Class C	$–(a)

 (a) In the amount of less than five hundred dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019(a)	Year ended August 31, 2018
Distributions to shareholders
Class A	$2,937	$–
Class M	1,288	–
Class C	481	–
Short-Term Bond	98,776	–
Class I	7,028	–
Class Z	1,100	–
Total	$111,610	$–
From net investment income
Class A	$–	$2,173
Class M	–	1,029
Class C	–	312
Short-Term Bond	–	79,866
Class I	–	6,198
Total	$–	$89,578

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019(a)	Year ended August 31, 2018	Year ended August 31, 2019(a)	Year ended August 31, 2018
Class A
Shares sold	12,238	6,960	$105,019	$59,529
Reinvestment of distributions	322	242	2,772	2,070
Shares redeemed	(9,351)	(10,079)	(80,241)	(86,176)
Net increase (decrease)	3,209	(2,877)	$27,550	$(24,577)
Class M
Shares sold	2,557	1,504	$21,913	$12,850
Reinvestment of distributions	143	114	1,226	978
Shares redeemed	(2,805)	(2,804)	(24,055)	(23,983)
Net increase (decrease)	(105)	(1,186)	$(916)	$(10,155)
Class C
Shares sold	4,339	1,293	$37,058	$11,057
Reinvestment of distributions	53	34	458	293
Shares redeemed	(6,694)	(3,197)	(57,458)	(27,333)
Net increase (decrease)	(2,302)	(1,870)	$(19,942)	$(15,983)
Short-Term Bond
Shares sold	172,485	114,004	$1,478,932	$974,360
Reinvestment of distributions	10,340	8,630	88,859	73,726
Shares redeemed	(149,285)	(208,562)	(1,280,175)	(1,782,560)
Net increase (decrease)	33,540	(85,928)	$287,616	$(734,474)
Class I
Shares sold	15,706	14,843	$134,818	$127,129
Reinvestment of distributions	761	679	6,541	5,802
Shares redeemed	(21,236)	(21,651)	(182,371)	(185,200)
Net increase (decrease)	(4,769)	(6,129)	$(41,012)	$(52,269)
Class Z
Shares sold	14,778	–	$126,967	$–
Reinvestment of distributions	88	–	759	–
Shares redeemed	(1,616)	–	(13,910)	–
Net increase (decrease)	13,250	–	$113,816	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to August 31, 2019

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Short Duration Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees xxx funds. Mr. Chiel oversees xxx funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Class A	.65%
Actual		$1,000.00	$1,027.20	$3.32
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class M	.66%
Actual		$1,000.00	$1,027.10	$3.37
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class C	1.50%
Actual		$1,000.00	$1,024.00	$7.65
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Short-Term Bond	.45%
Actual		$1,000.00	$1,028.20	$2.30
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,028.00	$2.56
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Class Z	.36%
Actual		$1,000.00	$1,028.70	$1.84
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 21.72% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $68,439,271 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

STP-ANN-1019
1.703606.122

Fidelity® U.S. Bond Index Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® U.S. Bond Index Fund	10.33%	3.32%	3.86%

 The initial offering of Fidelity U.S. Bond Index Fund (formerly named Institutional Premium Class) took place on May 4, 2011. Returns prior to May 4, 2011 are those of the former Investor Class and have not been restated to reflect current expenses.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,607	Fidelity® U.S. Bond Index Fund
$14,678	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2019, the fund’s share classes retuned about 10.3% (excluding sales charges, if applicable), slightly topping, net of fees, the 10.17% return of the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark was slightly bolstered by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern, while the benchmark is priced at 3:00 p.m. This led to a reported performance differential, particularly due to pricing dispersion on the last day of the period. Bonds were bolstered by expectations of declining interest rates amid muted inflation and a global growth slowdown that was exacerbated by escalating international trade tension.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	70.9%
AAA	3.9%
AA	2.3%
A	9.3%
BBB	13.1%
BB and Below	0.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	24.5%
U.S. Government and U.S. Government Agency Obligations	70.9%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	1.3%
Municipal Bonds	0.5%
Other Investments	2.6%

 * Foreign investments - 7.3%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.5%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.45% 6/30/20	$4,598	$4,606
2.8% 2/17/21	7,720	7,796
2.95% 7/15/26	6,863	6,996
3.4% 5/15/25	7,952	8,352
3.55% 6/1/24	2,573	2,704
3.6% 7/15/25	5,439	5,732
3.8% 3/15/22	8,578	8,940
3.8% 2/15/27	7,720	8,243
4% 1/15/22	858	896
4.125% 2/17/26	23,435	25,471
4.35% 6/15/45	21,239	22,728
4.5% 3/9/48	8,209	8,960
4.55% 3/9/49	157	172
4.65% 6/1/44	6,751	7,380
4.75% 5/15/46	8,835	9,879
4.85% 7/15/45	2,573	2,946
4.9% 8/15/37	21,814	24,956
5.15% 11/15/46	723	851
5.15% 2/15/50	20,622	24,478
5.55% 8/15/41	6,262	7,570
6.35% 3/15/40	858	1,122
6.375% 3/1/41	5,876	7,681
British Telecommunications PLC 9.625% 12/15/30 (a)	3,873	5,931
Orange SA 5.5% 2/6/44	2,573	3,426
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	11,495	12,581
5.213% 3/8/47	5,619	6,545
5.462% 2/16/21	2,316	2,424
7.045% 6/20/36	2,230	3,040
Verizon Communications, Inc.:
2.625% 8/15/26	19,841	20,326
3.5% 11/1/24	2,573	2,743
4.125% 3/16/27	6,005	6,701
4.272% 1/15/36	20,826	23,911
4.4% 11/1/34	3,238	3,751
4.75% 11/1/41	858	1,041
5.012% 4/15/49	10,104	12,916
5.012% 8/21/54	10,772	13,933
5.25% 3/16/37	13,296	16,846
5.5% 3/16/47	23,058	30,951
6.55% 9/15/43	10,736	15,816
		381,341
Entertainment - 0.2%
NBCUniversal, Inc. 6.4% 4/30/40	2,573	3,730
The Walt Disney Co.:
1.85% 7/30/26	4,383	4,321
2.3% 2/12/21	4,066	4,086
2.55% 2/15/22	2,410	2,453
3% 7/30/46	3,860	3,982
3.15% 9/17/25	8,123	8,717
3.7% 10/15/25 (b)	6,005	6,524
4.125% 6/1/44	4,890	5,944
5.4% 10/1/43 (b)	3,324	4,622
5.65% 8/15/20 (b)	858	887
6.15% 3/1/37 (b)	3,393	4,850
6.15% 2/15/41 (b)	9,007	13,252
6.9% 8/15/39 (b)	1,716	2,672
7.75% 12/1/45 (b)	2,711	4,776
Viacom, Inc.:
4.25% 9/1/23	6,669	7,120
4.375% 3/15/43	2,260	2,397
5.625% 9/15/19	858	859
		81,192
Interactive Media & Services - 0.0%
Alphabet, Inc.:
1.998% 8/15/26	1,973	1,989
3.625% 5/19/21	3,243	3,341
		5,330
Media - 0.7%
CBS Corp.:
3.375% 2/15/28	9,050	9,307
4% 1/15/26	5,147	5,516
4.6% 1/15/45	6,262	7,039
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	9,436	10,043
4.908% 7/23/25	6,845	7,565
5.125% 7/1/49	10,600	11,579
5.75% 4/1/48	4,486	5,234
6.384% 10/23/35	11,538	14,084
6.484% 10/23/45	4,023	4,975
Comcast Corp.:
1.625% 1/15/22	9,007	8,972
2.35% 1/15/27	20,416	20,509
3.125% 7/15/22	2,573	2,665
3.15% 3/1/26	4,289	4,519
3.3% 2/1/27	10,217	10,877
3.375% 8/15/25	11,752	12,510
3.45% 10/1/21	4,890	5,037
3.7% 4/15/24	8,896	9,528
3.969% 11/1/47	4,461	5,013
4% 3/1/48	10,294	11,633
4.15% 10/15/28	16,170	18,346
4.65% 7/15/42	7,720	9,420
4.7% 10/15/48	16,401	20,521
4.75% 3/1/44	4,632	5,718
4.95% 10/15/58	6,451	8,376
6.4% 3/1/40	858	1,215
6.55% 7/1/39	2,573	3,763
6.95% 8/15/37	5,747	8,560
Discovery Communications LLC:
3.25% 4/1/23	2,006	2,069
4.875% 4/1/43	4,203	4,472
5.2% 9/20/47	7,206	8,154
Fox Corp.:
4.03% 1/25/24 (b)	4,032	4,318
4.709% 1/25/29 (b)	8,904	10,314
5.476% 1/25/39 (b)	3,268	4,083
5.576% 1/25/49 (b)	7,989	10,395
Time Warner Cable, Inc.:
4.5% 9/15/42	9,436	9,472
7.3% 7/1/38	3,431	4,401
		300,202
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
3.125% 7/16/22	4,525	4,656
3.625% 4/22/29	7,200	7,746
6.125% 11/15/37	7,176	9,786
Rogers Communications, Inc.:
2.9% 11/15/26	2,145	2,216
3.625% 12/15/25	1,716	1,843
4.1% 10/1/23	4,139	4,438
5.45% 10/1/43	4,954	6,480
Vodafone Group PLC:
2.5% 9/26/22	2,573	2,606
2.95% 2/19/23	5,919	6,076
3.75% 1/16/24	8,870	9,384
4.375% 5/30/28	21,958	24,633
5.25% 5/30/48	17,425	20,858
		100,722

TOTAL COMMUNICATION SERVICES		868,787

CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.3%
American Honda Finance Corp.:
1.65% 7/12/21	6,820	6,788
1.7% 9/9/21	3,860	3,844
2.15% 3/13/20	7,334	7,332
2.3% 9/9/26	4,289	4,327
3.55% 1/12/24	20,932	22,353
Ford Motor Co. 4.75% 1/15/43	6,562	5,897
General Motors Co.:
5% 10/1/28	5,900	6,342
5.2% 4/1/45	3,663	3,735
6.6% 4/1/36	5,010	5,817
6.75% 4/1/46	6,138	7,306
General Motors Financial Co., Inc.:
3.15% 1/15/20	5,687	5,697
3.25% 1/5/23	6,176	6,282
3.85% 1/5/28	6,005	6,038
4% 1/15/25	5,293	5,448
4% 10/6/26	3,157	3,239
4.3% 7/13/25	10,637	11,105
4.35% 1/17/27	6,863	7,112
4.375% 9/25/21	7,883	8,164
5.65% 1/17/29	9,659	10,807
		137,633
Diversified Consumer Services - 0.1%
George Washington University 4.3% 9/15/44	1,716	2,130
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	4,075	4,117
3.75% 8/21/28	3,989	4,330
4.3% 2/21/48	4,263	4,819
Massachusetts Institute of Technology:
3.885% 7/1/2116	2,428	3,040
3.959% 7/1/38	4,053	4,785
Northwestern University 4.643% 12/1/44	2,874	3,774
President and Fellows of Harvard College:
3.3% 7/15/56	4,160	4,690
3.619% 10/1/37	858	975
Rice University 3.774% 5/15/55	1,630	1,962
Trustees of Princeton Univ. 5.7% 3/1/39	858	1,265
University Notre Dame du Lac 3.438% 2/15/45	2,857	3,258
University of Southern California 5.25% 10/1/2111	1,716	2,723
		41,868
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.75% 12/9/20	1,973	1,991
3.7% 1/30/26	14,471	15,685
4.45% 3/1/47	4,872	5,725
4.875% 12/9/45	4,658	5,743
6.3% 3/1/38	6,043	8,484
Metropolitan Museum of Art 3.4% 7/1/45	2,573	2,886
Starbucks Corp.:
2.45% 6/15/26	8,578	8,703
3.8% 8/15/25	5,962	6,466
3.85% 10/1/23	1,608	1,713
4% 11/15/28	6,005	6,787
4.5% 11/15/48	4,032	4,757
		68,940
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.:
2.4% 2/22/23	13,596	13,844
2.8% 8/22/24	5,559	5,803
3.15% 8/22/27	8,973	9,649
3.875% 8/22/37	4,341	5,040
4.05% 8/22/47	11,100	13,622
4.25% 8/22/57	5,696	7,256
4.8% 12/5/34	5,147	6,539
		61,753
Multiline Retail - 0.1%
Dollar Tree, Inc.:
3.7% 5/15/23	7,463	7,773
4% 5/15/25	6,863	7,255
Kohl's Corp. 4.75% 12/15/23	1,825	1,955
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	4,075	4,005
4.3% 2/15/43	4,075	3,393
Nordstrom, Inc.:
4% 3/15/27	3,869	3,948
5% 1/15/44	1,716	1,667
Target Corp.:
3.875% 7/15/20	2,573	2,614
3.9% 11/15/47	7,454	8,805
4% 7/1/42	6,005	7,041
		48,456
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 4.5% 12/1/23	3,217	3,464
AutoZone, Inc.:
3.125% 7/15/23	3,281	3,375
3.25% 4/15/25	3,431	3,562
3.7% 4/15/22	4,718	4,915
3.75% 6/1/27	4,979	5,371
Lowe's Companies, Inc.:
3.65% 4/5/29	9,187	9,982
3.7% 4/15/46	3,002	3,065
4.05% 5/3/47	9,865	10,724
4.55% 4/5/49	8,123	9,497
4.625% 4/15/20	1,716	1,721
4.65% 4/15/42	5,576	6,392
O'Reilly Automotive, Inc. 3.85% 6/15/23	2,423	2,559
The Home Depot, Inc.:
2.8% 9/14/27	4,289	4,495
3% 4/1/26	8,604	9,113
3.75% 2/15/24	5,769	6,235
3.9% 12/6/28	4,941	5,633
3.9% 6/15/47	7,357	8,538
4.2% 4/1/43	1,351	1,610
4.25% 4/1/46	2,814	3,424
4.5% 12/6/48	6,408	8,154
4.875% 2/15/44	2,466	3,217
5.875% 12/16/36	8,921	12,592
		127,638
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 3.375% 11/1/46	3,860	4,197

TOTAL CONSUMER DISCRETIONARY		490,485

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	2,423	2,469
2.65% 2/1/21	8,102	8,177
3.3% 2/1/23	7,904	8,229
3.65% 2/1/26	51,923	55,752
4.625% 2/1/44	4,932	5,670
4.7% 2/1/36	4,178	4,863
4.9% 2/1/46	15,595	18,549
Anheuser-Busch InBev Worldwide, Inc.:
2.5% 7/15/22	7,480	7,601
4.15% 1/23/25	12,052	13,197
4.439% 10/6/48	6,343	7,162
4.6% 4/15/48	16,084	18,697
5.55% 1/23/49	8,192	10,791
5.8% 1/23/59 (Reg. S)	11,966	16,328
8.2% 1/15/39	2,402	3,860
Constellation Brands, Inc.:
3.5% 5/9/27	8,578	9,043
3.7% 12/6/26	6,476	6,950
Dr. Pepper Snapple Group, Inc.:
2% 1/15/20	2,445	2,441
4.057% 5/25/23	12,867	13,664
4.985% 5/25/38	6,176	7,287
Molson Coors Brewing Co.:
2.1% 7/15/21	4,203	4,202
3% 7/15/26	14,926	15,109
4.2% 7/15/46	11,349	11,552
PepsiCo, Inc.:
2.15% 10/14/20	10,294	10,323
2.25% 5/2/22	10,294	10,411
2.375% 10/6/26	5,790	5,933
3% 10/15/27	15,621	16,752
3.6% 8/13/42	2,573	2,891
4.25% 10/22/44	5,147	6,349
4.45% 4/14/46	4,975	6,306
The Coca-Cola Co.:
1.55% 9/1/21	3,423	3,420
2.2% 5/25/22	12,867	13,017
2.875% 10/27/25	8,218	8,659
3.15% 11/15/20	3,174	3,224
		338,878
Food & Staples Retailing - 0.2%
Costco Wholesale Corp. 2.75% 5/18/24	5,147	5,345
Kroger Co.:
2.65% 10/15/26	2,445	2,435
3.5% 2/1/26	3,431	3,588
5.15% 8/1/43	2,338	2,608
5.4% 1/15/49	5,584	6,614
Sysco Corp.:
3.3% 7/15/26	2,814	2,960
3.75% 10/1/25	4,890	5,252
Walgreen Co. 3.1% 9/15/22	2,445	2,511
Walgreens Boots Alliance, Inc.:
3.45% 6/1/26	4,289	4,454
4.65% 6/1/46	4,718	5,009
Walmart, Inc.:
3.3% 4/22/24	16,298	17,298
3.4% 6/26/23	8,029	8,502
3.7% 6/26/28	10,551	11,852
4.05% 6/29/48	6,588	8,203
4.3% 4/22/44	5,147	6,442
5.625% 4/1/40	1,716	2,470
5.625% 4/15/41	3,946	5,719
6.5% 8/15/37	7,098	10,967
		112,229
Food Products - 0.4%
Campbell Soup Co.:
2.5% 8/2/22	4,075	4,102
4.8% 3/15/48	12,009	13,520
Conagra Brands, Inc.:
3.2% 1/25/23	7,553	7,701
3.8% 10/22/21	4,032	4,148
4.3% 5/1/24	7,695	8,263
4.85% 11/1/28	11,692	13,393
5.3% 11/1/38	4,251	4,978
5.4% 11/1/48	7,700	9,129
General Mills, Inc.:
2.2% 10/21/19	6,005	6,003
3.7% 10/17/23	11,966	12,660
4.2% 4/17/28	14,754	16,628
H.J. Heinz Co.:
3% 6/1/26	11,152	10,968
4.375% 6/1/46	5,859	5,630
5% 7/15/35	3,002	3,217
5.2% 7/15/45	4,443	4,688
Kellogg Co.:
3.125% 5/17/22	1,608	1,652
3.25% 4/1/26	3,191	3,358
4.3% 5/15/28	5,147	5,789
Kraft Foods Group, Inc.:
3.5% 6/6/22	9,994	10,230
5% 6/4/42	2,423	2,500
The J.M. Smucker Co. 2.5% 3/15/20	4,890	4,897
Tyson Foods, Inc.:
3.95% 8/15/24	6,498	6,991
4% 3/1/26	6,322	6,891
4.35% 3/1/29	7,720	8,820
5.1% 9/28/48	8,000	9,957
Unilever Capital Corp.:
2% 7/28/26	1,716	1,717
3.1% 7/30/25	2,488	2,633
		190,463
Household Products - 0.1%
Colgate-Palmolive Co. 3.25% 3/15/24	8,578	9,142
Kimberly-Clark Corp.:
2.4% 3/1/22	4,461	4,515
2.4% 6/1/23	6,863	6,975
3.2% 7/30/46	2,145	2,242
Procter & Gamble Co.:
1.9% 11/1/19	3,431	3,429
2.3% 2/6/22	4,032	4,089
2.85% 8/11/27	3,860	4,124
3.1% 8/15/23	8,578	9,008
		43,524
Tobacco - 0.4%
Altria Group, Inc.:
2.85% 8/9/22	6,005	6,129
3.8% 2/14/24	3,989	4,225
3.875% 9/16/46	8,578	8,426
4.25% 8/9/42	8,389	8,648
4.8% 2/14/29	11,383	12,890
5.8% 2/14/39	8,021	9,898
5.95% 2/14/49	8,921	11,454
BAT Capital Corp.:
2.764% 8/15/22	8,149	8,264
3.222% 8/15/24	8,835	9,088
3.557% 8/15/27	18,160	18,610
4.54% 8/15/47	14,360	14,403
Philip Morris International, Inc.:
1.875% 2/25/21	12,867	12,847
2.125% 5/10/23	2,659	2,655
2.75% 2/25/26	3,217	3,280
3.6% 11/15/23	3,149	3,324
3.875% 8/21/42	4,139	4,251
4.125% 3/4/43	8,578	9,171
4.5% 3/26/20	1,716	1,739
4.875% 11/15/43	5,147	6,077
6.375% 5/16/38	1,244	1,707
Reynolds American, Inc.:
4.45% 6/12/25	6,056	6,558
4.85% 9/15/23	1,544	1,687
5.85% 8/15/45	3,637	4,103
7.25% 6/15/37	6,193	8,072
		177,506

TOTAL CONSUMER STAPLES		862,600

ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Baker Hughes A GE Co. LLC:
4.08% 12/15/47	10,000	9,762
5.125% 9/15/40	1,716	1,935
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	3,260	3,522
Halliburton Co.:
3.8% 11/15/25	8,904	9,432
5% 11/15/45	6,468	7,244
7.45% 9/15/39	1,287	1,819
		33,714
Oil, Gas & Consumable Fuels - 2.4%
Anadarko Petroleum Corp.:
3.45% 7/15/24	4,289	4,391
4.85% 3/15/21	8,703	8,997
6.2% 3/15/40	1,716	2,103
6.45% 9/15/36	2,295	2,875
6.6% 3/15/46	3,989	5,319
Apache Corp.:
4.375% 10/15/28	15,289	15,713
5.1% 9/1/40	2,573	2,607
Boardwalk Pipelines LP 4.95% 12/15/24	4,075	4,381
BP Capital Markets PLC:
2.315% 2/13/20	1,544	1,546
2.5% 11/6/22	2,573	2,610
2.521% 1/15/20	5,147	5,154
3.062% 3/17/22	3,217	3,306
3.279% 9/19/27	10,929	11,584
Canadian Natural Resources Ltd.:
2.95% 1/15/23	10,000	10,159
3.9% 2/1/25	1,608	1,695
4.95% 6/1/47	5,490	6,563
6.25% 3/15/38	5,876	7,535
Cenovus Energy, Inc.:
3% 8/15/22	1,458	1,472
3.8% 9/15/23	1,501	1,551
4.25% 4/15/27	8,149	8,510
5.4% 6/15/47	8,063	9,167
6.75% 11/15/39	1,716	2,122
Chevron Corp.:
1.961% 3/3/20	7,399	7,397
2.1% 5/16/21	11,795	11,848
2.193% 11/15/19	9,779	9,781
2.895% 3/3/24	20,184	21,055
2.954% 5/16/26	9,436	9,980
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	2,610	2,627
4.5% 6/1/25	2,852	3,095
ConocoPhillips Co.:
4.95% 3/15/26	21,059	24,455
5.95% 3/15/46	5,147	7,453
6.5% 2/1/39	6,458	9,468
DCP Midstream Operating LP 3.875% 3/15/23	3,238	3,278
Devon Energy Corp.:
5% 6/15/45	3,002	3,530
5.6% 7/15/41	2,466	3,026
Ecopetrol SA:
5.375% 6/26/26	4,066	4,553
5.875% 5/28/45	3,260	3,841
7.375% 9/18/43	4,238	5,697
Enbridge Energy Partners LP 4.2% 9/15/21	7,463	7,708
Enbridge, Inc.:
3.5% 6/10/24	2,423	2,538
5.5% 12/1/46	12,430	16,030
Encana Corp.:
3.9% 11/15/21	4,203	4,311
6.5% 2/1/38	4,289	5,225
Energy Transfer Partners LP:
3.6% 2/1/23	7,334	7,526
4.15% 10/1/20	3,860	3,921
4.95% 6/15/28	8,089	9,049
5.15% 3/15/45	6,863	7,317
6% 6/15/48	8,452	10,081
6.25% 4/15/49	2,500	3,093
Enterprise Products Operating LP:
3.7% 2/15/26	1,518	1,631
3.95% 2/15/27	22,200	24,245
4.05% 2/15/22	7,999	8,367
4.25% 2/15/48	9,933	10,800
4.8% 2/1/49	6,300	7,402
4.85% 8/15/42	2,145	2,469
4.85% 3/15/44	4,289	4,996
4.9% 5/15/46	3,671	4,343
5.7% 2/15/42	1,716	2,172
7.55% 4/15/38	1,716	2,493
EOG Resources, Inc. 4.15% 1/15/26	4,804	5,365
Equinor ASA:
2.25% 11/8/19	6,863	6,862
3.625% 9/10/28	10,362	11,445
3.7% 3/1/24	3,131	3,363
5.1% 8/17/40	1,716	2,255
Exxon Mobil Corp.:
2.726% 3/1/23	8,578	8,837
3.043% 3/1/26	7,146	7,581
3.567% 3/6/45	5,704	6,352
Hess Corp.:
3.5% 7/15/24	3,260	3,330
5.6% 2/15/41	2,917	3,251
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	10,465	10,845
3.5% 9/1/23	1,716	1,784
3.95% 9/1/22	6,005	6,266
4.25% 9/1/24	12,867	13,867
5% 3/1/43	858	945
5.5% 3/1/44	6,002	7,086
5.625% 9/1/41	858	1,000
6.55% 9/15/40	2,573	3,271
Kinder Morgan, Inc.:
4.3% 3/1/28	8,551	9,369
5.2% 3/1/48	7,531	8,864
5.3% 12/1/34	7,334	8,544
Magellan Midstream Partners LP:
4.25% 9/15/46	4,718	5,096
5% 3/1/26	2,573	2,920
Marathon Oil Corp.:
3.85% 6/1/25	6,005	6,249
5.2% 6/1/45	4,289	4,876
Marathon Petroleum Corp.:
4.5% 4/1/48	5,000	5,323
4.75% 12/15/23	4,903	5,343
5.125% 3/1/21	858	893
6.5% 3/1/41	858	1,091
MPLX LP:
4.125% 3/1/27	8,106	8,545
4.7% 4/15/48	16,727	17,224
4.8% 2/15/29	7,883	8,769
5.2% 3/1/47	5,250	5,718
Nexen, Inc. 5.875% 3/10/35	3,182	4,216
Noble Energy, Inc. 4.95% 8/15/47	11,838	13,171
Occidental Petroleum Corp.:
2.7% 8/15/22	3,850	3,888
2.7% 2/15/23	5,147	5,157
2.9% 8/15/24	8,220	8,297
3.125% 2/15/22	1,716	1,741
3.2% 8/15/26	4,647	4,695
3.4% 4/15/26	2,917	2,967
3.5% 8/15/29	11,200	11,411
4.1% 2/15/47	2,419	2,393
4.2% 3/15/48	5,000	5,031
4.3% 8/15/39	2,134	2,233
4.4% 4/15/46	4,375	4,504
4.4% 8/15/49	2,135	2,227
ONEOK Partners LP 3.375% 10/1/22	4,289	4,397
ONEOK, Inc.:
4.95% 7/13/47	5,018	5,421
5.2% 7/15/48	2,591	2,917
Petro-Canada 6.8% 5/15/38	7,244	10,349
Petroleos Mexicanos:
3.5% 1/30/23	5,769	5,605
4.625% 9/21/23	8,938	8,959
4.875% 1/24/22	15,449	15,700
5.35% 2/12/28	8,304	7,864
5.5% 6/27/44	2,357	2,012
5.625% 1/23/46	4,872	4,179
6.35% 2/12/48	18,580	17,080
6.375% 1/23/45	17,321	15,965
6.5% 3/13/27	14,600	14,912
6.75% 9/21/47	11,354	10,786
Phillips 66 Co.:
4.875% 11/15/44	858	1,028
5.875% 5/1/42	8,149	10,795
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	6,176	6,345
4.65% 10/15/25	10,508	11,269
4.9% 2/15/45	1,630	1,674
5.75% 1/15/20	858	867
6.65% 1/15/37	2,398	2,890
Shell International Finance BV:
1.75% 9/12/21	5,576	5,567
2.125% 5/11/20	7,120	7,125
2.375% 8/21/22	2,573	2,615
3.25% 5/11/25	12,147	12,914
3.5% 11/13/23	6,005	6,389
4% 5/10/46	3,431	4,032
4.375% 5/11/45	11,409	13,979
6.375% 12/15/38	3,603	5,333
Spectra Energy Partners LP:
3.375% 10/15/26	13,991	14,537
4.75% 3/15/24	4,139	4,529
Suncor Energy, Inc.:
3.6% 12/1/24	6,078	6,407
4% 11/15/47	4,289	4,725
6.85% 6/1/39	1,716	2,493
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	6,451	6,676
5.3% 4/1/44	4,975	5,326
5.4% 10/1/47	4,718	5,262
The Williams Companies, Inc.:
4.55% 6/24/24	4,868	5,272
5.75% 6/24/44	1,630	1,953
Total Capital International SA:
2.7% 1/25/23	1,630	1,669
2.75% 6/19/21	5,147	5,216
2.875% 2/17/22	3,581	3,667
3.455% 2/19/29	18,306	20,065
3.75% 4/10/24	1,716	1,847
TransCanada PipeLines Ltd.:
2.5% 8/1/22	4,289	4,325
4.75% 5/15/38	9,000	10,320
4.875% 1/15/26	4,289	4,833
4.875% 5/15/48	4,220	5,020
5.1% 3/15/49	3,000	3,665
6.1% 6/1/40	5,747	7,622
Transcontinental Gas Pipe Line Co. LLC:
4.45% 8/1/42	6,648	7,366
4.6% 3/15/48	3,431	3,900
Valero Energy Corp.:
4% 4/1/29	8,000	8,537
6.625% 6/15/37	4,649	6,144
Western Gas Partners LP:
4% 7/1/22	2,573	2,621
4.5% 3/1/28	6,005	5,995
4.75% 8/15/28	7,549	7,646
5.3% 3/1/48	6,005	5,487
Williams Partners LP:
3.35% 8/15/22	2,402	2,463
3.75% 6/15/27	20,039	20,915
3.9% 1/15/25	3,024	3,180
4.85% 3/1/48	4,100	4,486
		1,093,758

TOTAL ENERGY		1,127,472

FINANCIALS - 7.9%
Banks - 4.0%
Australia & New Zealand Banking Group Ltd. 3.7% 11/16/25	5,696	6,222
Bank of America Corp.:
2.503% 10/21/22	7,720	7,795
2.625% 4/19/21	6,005	6,063
3.004% 12/20/23 (a)	9,089	9,328
3.194% 7/23/30 (a)	12,700	13,262
3.248% 10/21/27	3,217	3,395
3.366% 1/23/26 (a)	9,093	9,533
3.419% 12/20/28 (a)	15,548	16,408
3.593% 7/21/28 (a)	9,522	10,180
3.705% 4/24/28 (a)	7,549	8,145
3.864% 7/23/24 (a)	20,845	22,133
3.974% 2/7/30 (a)	12,129	13,445
4% 4/1/24	4,172	4,512
4% 1/22/25	5,147	5,499
4.1% 7/24/23	6,005	6,452
4.183% 11/25/27	4,418	4,808
4.2% 8/26/24	7,291	7,869
4.25% 10/22/26	3,431	3,746
4.271% 7/23/29 (a)	15,449	17,437
4.33% 3/15/50 (a)	11,229	13,666
4.443% 1/20/48 (a)	13,082	16,074
4.45% 3/3/26	11,152	12,280
5% 1/21/44	4,606	6,024
Bank of Nova Scotia:
3.4% 2/11/24	20,459	21,521
4.375% 1/13/21	858	886
4.5% 12/16/25	13,622	14,953
Barclays PLC:
2.75% 11/8/19	8,578	8,582
3.25% 1/12/21	6,434	6,486
3.932% 5/7/25 (a)	13,600	13,982
4.337% 1/10/28	4,804	5,063
4.375% 1/12/26	4,289	4,526
4.836% 5/9/28	8,235	8,548
4.95% 1/10/47	13,863	15,223
5.25% 8/17/45	4,804	5,380
BB&T Corp.:
2.75% 4/1/22	7,609	7,744
3.8% 10/30/26	2,573	2,791
BNP Paribas 2.375% 5/21/20	9,951	9,970
BPCE SA:
2.25% 1/27/20	3,431	3,427
4% 4/15/24	1,716	1,850
Capital One NA 2.25% 9/13/21	7,720	7,731
Citigroup, Inc.:
3 month U.S. LIBOR + 1.023% 4.044% 6/1/24 (a)(c)	17,156	18,259
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (a)(c)	9,650	10,229
2.35% 8/2/21	18,100	18,217
2.75% 4/25/22	12,515	12,739
3.142% 1/24/23 (a)	19,730	20,175
3.668% 7/24/28 (a)	6,502	6,971
3.7% 1/12/26	9,547	10,288
3.887% 1/10/28 (a)	3,860	4,187
3.98% 3/20/30 (a)	14,000	15,474
4.125% 7/25/28	13,245	14,447
4.4% 6/10/25	3,431	3,723
4.6% 3/9/26	5,147	5,665
4.75% 5/18/46	6,751	8,179
5.3% 5/6/44	1,716	2,191
5.5% 9/13/25	4,289	4,916
5.875% 1/30/42	1,437	2,022
8.125% 7/15/39	6,863	11,473
Citizens Bank NA 2.65% 5/26/22	17,482	17,751
Citizens Financial Group, Inc.:
2.375% 7/28/21	3,739	3,752
4.3% 12/3/25	1,622	1,753
Comerica, Inc. 3.8% 7/22/26	3,131	3,354
Commonwealth Bank of Australia 2.3% 3/12/20	6,476	6,485
Corporacion Andina de Fomento 4.375% 6/15/22	12,095	12,786
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	10,748	11,217
3.8% 6/9/23	17,156	18,011
4.55% 4/17/26	7,291	8,079
4.875% 5/15/45	4,289	5,429
Credit Suisse New York Branch:
3% 10/29/21	2,573	2,623
3.625% 9/9/24	8,514	9,069
Discover Bank 4.2% 8/8/23	6,005	6,448
Export-Import Bank of Korea:
2.875% 1/21/25	6,519	6,773
5% 4/11/22	5,293	5,674
Fifth Third Bancorp:
2.6% 6/15/22	6,416	6,501
3.5% 3/15/22	1,415	1,462
8.25% 3/1/38	1,783	2,769
HSBC Holdings PLC:
2.65% 1/5/22	18,014	18,194
3.4% 3/8/21	9,093	9,238
3.803% 3/11/25 (a)	27,867	29,067
3.9% 5/25/26	9,436	10,085
4.25% 8/18/25	4,804	5,093
4.292% 9/12/26 (a)	14,454	15,574
4.375% 11/23/26	24,619	26,467
4.875% 1/14/22	8,664	9,188
5.1% 4/5/21	2,402	2,507
5.25% 3/14/44	3,946	4,892
6.5% 9/15/37	9,007	12,217
HSBC U.S.A., Inc. 3.5% 6/23/24	6,005	6,290
Huntington Bancshares, Inc.:
2.3% 1/14/22	15,441	15,514
3.15% 3/14/21	8,149	8,267
Japan Bank International Cooperation:
1.875% 7/21/26	3,260	3,270
2.125% 2/10/25	1,716	1,747
2.25% 11/4/26	4,486	4,609
2.375% 11/16/22	9,852	10,046
2.375% 4/20/26	11,200	11,605
2.75% 1/21/26	2,720	2,877
2.875% 6/1/27	6,520	7,001
3.125% 7/20/21	3,386	3,471
3.25% 7/20/28	7,720	8,620
JPMorgan Chase & Co.:
2.776% 4/25/23 (a)	4,289	4,356
2.95% 10/1/26	21,643	22,452
3.22% 3/1/25 (a)	14,960	15,638
3.25% 9/23/22	3,431	3,556
3.3% 4/1/26	7,720	8,141
3.375% 5/1/23	1,630	1,689
3.54% 5/1/28 (a)	14,583	15,634
3.559% 4/23/24 (a)	8,578	9,008
3.797% 7/23/24 (a)	11,881	12,621
3.875% 9/10/24	28,072	30,012
3.882% 7/24/38 (a)	3,860	4,327
3.9% 7/15/25	18,529	20,126
3.964% 11/15/48 (a)	8,063	9,281
4.005% 4/23/29 (a)	8,115	9,017
4.125% 12/15/26	5,040	5,552
4.203% 7/23/29 (a)	16,075	18,145
4.35% 8/15/21	1,716	1,791
4.5% 1/24/22	11,152	11,803
4.625% 5/10/21	1,287	1,341
4.85% 2/1/44	4,289	5,558
4.95% 6/1/45	8,187	10,510
5.5% 10/15/40	4,890	6,704
5.6% 7/15/41	1,287	1,793
5.625% 8/16/43	4,289	5,878
KeyBank NA 3.4% 5/20/26	4,289	4,520
KeyCorp. 2.9% 9/15/20	4,975	5,016
Lloyds Bank PLC:
3.5% 5/14/25	7,377	7,728
4.344% 1/9/48	12,867	12,952
4.65% 3/24/26	7,377	7,786
Lloyds Banking Group PLC:
3.1% 7/6/21	8,578	8,704
4.582% 12/10/25	10,000	10,496
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	4,289	4,291
2.801% 7/18/24	7,000	7,167
2.998% 2/22/22	7,892	8,045
3.195% 7/18/29	12,200	12,786
3.751% 7/18/39	6,800	7,455
3.85% 3/1/26	5,644	6,118
3.961% 3/2/28	18,872	21,014
Mizuho Financial Group, Inc.:
2.953% 2/28/22	7,377	7,511
3.549% 3/5/23	10,294	10,753
National Australia Bank Ltd. 2.5% 5/22/22	8,578	8,714
Nordic Investment Bank 2.125% 2/1/22	3,260	3,305
Oesterreichische Kontrollbank:
2.375% 10/1/21	4,053	4,118
2.875% 9/7/21	3,607	3,697
PNC Bank NA:
2.6% 7/21/20	5,730	5,755
2.625% 2/17/22	10,294	10,463
PNC Financial Services Group, Inc. 3.9% 4/29/24	4,847	5,223
Rabobank Nederland:
3.75% 7/21/26	16,513	17,289
3.95% 11/9/22	4,546	4,760
4.375% 8/4/25	5,147	5,564
4.5% 1/11/21	858	887
5.25% 5/24/41	2,573	3,532
Rabobank Nederland New York Branch:
2.75% 1/10/23	14,583	14,974
3.375% 5/21/25	3,217	3,468
Regions Financial Corp.:
2.75% 8/14/22	6,502	6,616
3.2% 2/8/21	18,949	19,206
Royal Bank of Canada:
2.15% 3/6/20	5,640	5,640
2.75% 2/1/22	11,152	11,391
4.65% 1/27/26	11,143	12,429
Royal Bank of Scotland Group PLC:
3.498% 5/15/23 (a)	8,780	8,886
3.875% 9/12/23	3,260	3,358
4.8% 4/5/26	5,662	6,182
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	9,367	9,636
Sumitomo Mitsui Banking Corp.:
2.45% 1/16/20	4,289	4,293
3.4% 7/11/24	4,911	5,186
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	12,867	12,945
2.778% 10/18/22	6,476	6,598
2.784% 7/12/22	8,998	9,158
2.846% 1/11/22	9,093	9,253
3.102% 1/17/23	7,720	7,964
3.936% 10/16/23	13,451	14,387
SunTrust Banks, Inc. 3.3% 5/15/26	6,519	6,814
Synchrony Bank 3% 6/15/22	6,005	6,114
The Toronto-Dominion Bank:
2.5% 12/14/20	12,027	12,106
3.5% 7/19/23	8,578	9,092
U.S. Bancorp:
2.625% 1/24/22	11,902	12,099
3.1% 4/27/26	7,720	8,097
4.125% 5/24/21	2,573	2,663
Wells Fargo & Co.:
2.1% 7/26/21	8,578	8,585
2.6% 7/22/20	6,554	6,586
2.625% 7/22/22	12,678	12,894
3% 10/23/26	17,439	18,126
3.3% 9/9/24	3,967	4,175
3.45% 2/13/23	3,152	3,275
3.55% 9/29/25	3,637	3,870
3.75% 1/24/24	24,259	25,835
3.9% 5/1/45	4,083	4,779
4.1% 6/3/26	2,766	2,996
4.4% 6/14/46	6,125	7,112
4.48% 1/16/24	3,273	3,548
4.75% 12/7/46	13,725	16,837
4.9% 11/17/45	8,276	10,300
5.375% 11/2/43	1,587	2,096
5.606% 1/15/44	9,762	13,102
Westpac Banking Corp.:
2% 8/19/21	7,360	7,368
2.3% 5/26/20	2,573	2,578
2.5% 6/28/22	21,814	22,176
2.85% 5/13/26	4,075	4,248
3.3% 2/26/24	12,867	13,557
4.421% 7/24/39	5,000	5,574
4.875% 11/19/19	3,174	3,192
Zions Bancorp NA 4.5% 6/13/23	178	189
		1,770,004
Capital Markets - 1.2%
Affiliated Managers Group, Inc. 3.5% 8/1/25	4,075	4,248
Bank New York Mellon Corp.:
2.6% 2/7/22	8,578	8,719
2.8% 5/4/26	4,829	5,010
2.95% 1/29/23	12,867	13,266
BlackRock, Inc.:
3.5% 3/18/24	2,488	2,679
4.25% 5/24/21	5,576	5,804
Brighthouse Financial, Inc. 4.7% 6/22/47	8,149	7,340
Deutsche Bank AG 4.5% 4/1/25	2,573	2,431
Deutsche Bank AG New York Branch:
2.95% 8/20/20	8,407	8,394
3.3% 11/16/22	7,892	7,844
3.7% 5/30/24	8,407	8,377
3.95% 2/27/23	14,800	15,004
4.1% 1/13/26	18,700	18,691
Eaton Vance Corp. 3.625% 6/15/23	2,423	2,544
Franklin Resources, Inc. 2.85% 3/30/25	3,260	3,375
Goldman Sachs Group, Inc.:
2.35% 11/15/21	23,547	23,591
2.55% 10/23/19	9,436	9,440
3% 4/26/22	14,343	14,530
3.2% 2/23/23	19,876	20,536
3.5% 1/23/25	4,289	4,511
3.625% 1/22/23	7,720	8,075
3.625% 2/20/24	9,007	9,499
3.75% 2/25/26	4,992	5,318
3.85% 7/8/24	3,260	3,480
3.85% 1/26/27	25,940	27,700
4.25% 10/21/25	4,289	4,626
4.75% 10/21/45	13,536	16,739
5.25% 7/27/21	3,860	4,079
5.75% 1/24/22	3,689	3,994
5.95% 1/15/27	12,867	15,402
6% 6/15/20	1,415	1,456
6.75% 10/1/37	17,547	24,041
IntercontinentalExchange, Inc.:
3.75% 12/1/25	4,932	5,339
3.75% 9/21/28	8,003	8,890
4% 10/15/23	3,217	3,453
Merrill Lynch & Co., Inc. 7.75% 5/14/38	3,581	5,591
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.457% 4/22/39 (a)(c)	6,485	7,695
2.625% 11/17/21	14,909	15,065
2.65% 1/27/20	9,436	9,452
2.75% 5/19/22	10,294	10,471
3.125% 1/23/23	52,498	54,130
3.125% 7/27/26	4,804	4,991
3.591% 7/22/28 (a)	7,291	7,770
3.7% 10/23/24	5,147	5,498
3.75% 2/25/23	5,812	6,113
3.875% 4/29/24	12,593	13,518
3.875% 1/27/26	4,504	4,869
3.95% 4/23/27	29,324	31,386
3.971% 7/22/38 (a)	5,361	5,989
4.3% 1/27/45	1,716	2,031
4.375% 1/22/47	9,522	11,578
5.5% 7/28/21	2,917	3,095
5.625% 9/23/19	1,716	1,719
5.75% 1/25/21	4,289	4,500
6.375% 7/24/42	2,488	3,691
7.25% 4/1/32	858	1,245
State Street Corp. 2.65% 5/19/26	6,476	6,698
The Bank of New York Mellon Corp. 2.6% 8/17/20	8,063	8,111
		553,631
Consumer Finance - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	12,300	12,340
3.5% 5/26/22	8,106	8,327
3.65% 7/21/27	3,860	3,960
3.875% 1/23/28	13,468	13,976
4.45% 12/16/21	7,206	7,488
4.45% 10/1/25	8,449	9,063
4.5% 5/15/21	12,095	12,477
4.625% 7/1/22	8,106	8,572
4.875% 1/16/24	7,334	7,955
American Express Co.:
2.5% 8/1/22	10,774	10,925
4.05% 12/3/42	5,983	7,135
Capital One Bank U.S.A. NA 3.375% 2/15/23	2,079	2,145
Capital One Financial Corp.:
3.2% 1/30/23	11,941	12,304
3.75% 7/28/26	8,364	8,728
3.75% 3/9/27	19,901	21,082
3.8% 1/31/28	11,152	11,889
4.75% 7/15/21	3,431	3,587
Caterpillar Financial Services Corp.:
1.7% 8/9/21	8,055	8,017
2% 3/5/20	3,345	3,344
2.25% 12/1/19	5,662	5,663
2.4% 8/9/26	2,445	2,501
2.85% 6/1/22	3,431	3,522
Discover Financial Services:
4.5% 1/30/26	16,142	17,828
5.2% 4/27/22	858	923
Ford Motor Credit Co. LLC:
3.2% 1/15/21	3,088	3,103
3.219% 1/9/22	3,002	3,011
3.336% 3/18/21	3,646	3,670
3.815% 11/2/27	9,119	8,864
4.134% 8/4/25	6,005	6,049
4.25% 9/20/22	1,544	1,597
4.375% 8/6/23	3,431	3,552
4.389% 1/8/26	2,822	2,870
5.584% 3/18/24	8,578	9,225
5.875% 8/2/21	9,758	10,271
John Deere Capital Corp.:
2.05% 3/10/20	6,584	6,583
2.55% 1/8/21	8,922	8,993
2.65% 6/24/24	8,973	9,246
2.65% 6/10/26	4,289	4,454
2.7% 1/6/23	8,578	8,778
2.8% 1/27/23	4,289	4,412
2.8% 3/6/23	2,788	2,869
2.8% 9/8/27	6,005	6,272
3.45% 3/7/29	17,156	18,814
Synchrony Financial:
2.7% 2/3/20	6,863	6,872
3.7% 8/4/26	4,051	4,154
4.375% 3/19/24	9,655	10,313
5.15% 3/19/29	23,364	26,312
Toyota Motor Credit Corp.:
1.9% 4/8/21	1,716	1,716
2.15% 3/12/20	5,790	5,797
2.6% 1/11/22	6,863	6,974
2.7% 1/11/23	8,578	8,826
2.75% 5/17/21	2,230	2,262
3.35% 1/8/24	12,000	12,709
		412,319
Diversified Financial Services - 1.2%
AB Svensk Exportkredit 2.375% 3/9/22	4,804	4,899
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	10,182	12,235
5.75% 1/15/40	4,289	6,145
Berkshire Hathaway, Inc.:
3.125% 3/15/26	9,865	10,458
4.5% 2/11/43	1,716	2,159
BP Capital Markets America, Inc.:
3.017% 1/16/27	8,149	8,499
3.224% 4/14/24	13,000	13,590
3.245% 5/6/22	6,648	6,864
4.5% 10/1/20	1,716	1,762
Brixmor Operating Partnership LP:
3.25% 9/15/23	4,023	4,142
3.9% 3/15/27	4,838	5,100
4.125% 6/15/26	6,476	6,903
4.125% 5/15/29	5,791	6,265
Broadcom Corp./Broadcom Cayman LP:
3% 1/15/22	10,508	10,593
3.5% 1/15/28	6,005	5,821
3.875% 1/15/27	6,948	6,953
Cigna Corp.:
3.75% 7/15/23	16,037	16,859
4.125% 11/15/25	8,454	9,198
4.375% 10/15/28	22,775	25,467
4.8% 8/15/38	20,219	23,376
4.9% 12/15/48	7,304	8,643
Export Development Canada:
2.625% 2/21/24	10,000	10,486
2.75% 3/15/23	39,165	40,810
GE Capital International Funding Co.:
2.342% 11/15/20	4,884	4,857
3.373% 11/15/25	24,705	25,060
4.418% 11/15/35	27,361	27,799
General Electric Capital Corp.:
4.65% 10/17/21	1,720	1,782
5.875% 1/14/38	3,838	4,433
6.15% 8/7/37	467	553
6.875% 1/10/39	983	1,253
ING U.S., Inc. 5.7% 7/15/43	3,217	4,194
KfW:
1.5% 4/20/20	2,423	2,417
1.5% 6/15/21	25,614	25,569
1.75% 10/15/19	13,360	13,355
1.875% 6/30/20	4,864	4,865
2% 10/4/22	21,600	21,935
2% 5/2/25	3,281	3,371
2.125% 3/7/22	7,019	7,127
2.125% 1/17/23	10,294	10,516
2.375% 12/29/22	28,417	29,248
2.5% 11/20/24	8,943	9,404
2.625% 2/28/24	17,500	18,371
2.75% 10/1/20	3,581	3,619
2.875% 4/3/28	13,176	14,573
3.125% 12/15/21	16,556	17,144
4% 1/27/20	2,573	2,593
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	7,291	7,382
2.5% 11/15/27	7,583	8,068
Voya Financial, Inc. 3.65% 6/15/26	13,544	14,378
		531,093
Insurance - 0.6%
ACE INA Holdings, Inc.:
3.35% 5/3/26	3,620	3,884
4.35% 11/3/45	3,431	4,332
AFLAC, Inc. 4% 10/15/46	3,243	3,633
Allstate Corp.:
3.28% 12/15/26	4,049	4,375
4.2% 12/15/46	6,485	7,875
American International Group, Inc.:
3.375% 8/15/20	4,954	5,009
3.75% 7/10/25	2,445	2,604
3.875% 1/15/35	2,316	2,458
3.9% 4/1/26	3,234	3,472
4.2% 4/1/28	15,912	17,545
4.5% 7/16/44	7,613	8,703
4.7% 7/10/35	4,975	5,720
4.75% 4/1/48	8,431	10,054
4.875% 6/1/22	7,720	8,269
6.4% 12/15/20	2,488	2,621
Aon PLC:
3.5% 6/14/24	1,716	1,815
4% 11/27/23	2,573	2,751
4.6% 6/14/44	1,373	1,615
4.75% 5/15/45	5,044	6,102
Baylor Scott & White Holdings 3.967% 11/15/46	2,145	2,516
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	6,100	6,192
3.6% 8/19/49	7,300	7,620
4.4% 3/15/48	8,329	9,723
Lincoln National Corp. 3.625% 12/12/26	5,147	5,479
Marsh & McLennan Companies, Inc.:
2.35% 9/10/19	3,303	3,303
2.35% 3/6/20	4,075	4,078
3.5% 6/3/24	1,630	1,721
3.875% 3/15/24	8,149	8,742
4.05% 10/15/23	5,812	6,209
4.2% 3/1/48	4,178	4,892
4.35% 1/30/47	2,402	2,878
4.375% 3/15/29	6,605	7,588
4.9% 3/15/49	7,978	10,358
MetLife, Inc.:
4.6% 5/13/46	1,716	2,136
4.721% 12/15/44 (a)	4,289	5,346
5.875% 2/6/41	2,059	2,868
Principal Financial Group, Inc. 4.3% 11/15/46	6,863	7,968
Progressive Corp. 2.45% 1/15/27	4,066	4,138
Prudential Financial, Inc.:
3.878% 3/27/28	5,490	6,150
3.905% 12/7/47	472	526
3.935% 12/7/49	9,195	10,246
4.35% 2/25/50	6,657	7,950
4.418% 3/27/48	5,447	6,484
5.7% 12/14/36	326	436
The Chubb Corp. 6.5% 5/15/38	3,011	4,510
The Travelers Companies, Inc.:
4.3% 8/25/45	1,252	1,522
6.25% 6/15/37	7,163	10,385
		254,801

TOTAL FINANCIALS		3,521,848

HEALTH CARE - 2.7%
Biotechnology - 0.4%
AbbVie, Inc.:
2.3% 5/14/21	2,342	2,348
2.5% 5/14/20	6,090	6,099
2.9% 11/6/22	4,890	4,977
3.6% 5/14/25	7,720	8,050
4.25% 11/14/28	7,111	7,735
4.3% 5/14/36	5,370	5,696
4.4% 11/6/42	4,096	4,299
4.45% 5/14/46	6,005	6,309
4.7% 5/14/45	11,303	12,214
4.875% 11/14/48	5,000	5,570
Amgen, Inc.:
2.6% 8/19/26	9,007	9,112
3.125% 5/1/25	1,716	1,793
3.875% 11/15/21	8,235	8,516
4.4% 5/1/45	8,518	9,661
4.663% 6/15/51	10,700	12,751
Celgene Corp.:
2.875% 8/15/20	3,000	3,018
3.875% 8/15/25	9,500	10,313
4.35% 11/15/47	5,500	6,641
4.55% 2/20/48	15,000	18,393
5% 8/15/45	4,300	5,473
Gilead Sciences, Inc.:
2.55% 9/1/20	4,066	4,088
3.65% 3/1/26	5,301	5,698
4.15% 3/1/47	10,671	12,073
4.75% 3/1/46	9,436	11,479
		182,306
Health Care Equipment & Supplies - 0.4%
Abbott Laboratories:
2.9% 11/30/21	9,736	9,925
3.75% 11/30/26	5,981	6,581
4.75% 11/30/36	3,860	4,835
4.9% 11/30/46	8,921	11,925
Becton, Dickinson & Co.:
2.675% 12/15/19	5,022	5,026
3.363% 6/6/24	8,578	8,944
3.7% 6/6/27	17,208	18,435
4.685% 12/15/44	9,320	11,051
Boston Scientific Corp.:
3.45% 3/1/24	3,989	4,192
4% 3/1/28	17,156	18,884
4% 3/1/29	9,264	10,334
4.7% 3/1/49	7,978	9,896
Danaher Corp. 2.4% 9/15/20	6,314	6,327
Medtronic Global Holdings SCA 3.35% 4/1/27	12,567	13,653
Medtronic, Inc. 4.625% 3/15/45	11,087	14,397
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	9,762	10,280
		164,685
Health Care Providers & Services - 0.9%
Aetna, Inc.:
2.8% 6/15/23	12,867	13,072
4.125% 11/15/42	9,733	10,074
Allina Health System, Inc. 3.887% 4/15/49	5,690	6,714
Anthem, Inc.:
3.65% 12/1/27	19,730	20,934
4.375% 12/1/47	3,860	4,331
Cardinal Health, Inc. 4.368% 6/15/47	11,915	11,521
Childrens Hosp Medical Ctr 4.268% 5/15/44	2,848	3,487
Cigna Holding Co. 4% 2/15/22	3,946	4,105
Commonspirit Health 4.35% 11/1/42	1,716	1,870
CVS Health Corp.:
2.8% 7/20/20	7,206	7,242
2.875% 6/1/26	6,434	6,474
3% 8/15/26	4,809	4,868
3.25% 8/15/29	4,640	4,703
3.7% 3/9/23	18,078	18,904
3.875% 7/20/25	3,997	4,235
4.1% 3/25/25	14,711	15,738
4.3% 3/25/28	20,502	22,379
4.875% 7/20/35	2,659	3,036
5.05% 3/25/48	23,504	27,386
5.125% 7/20/45	7,557	8,784
5.3% 12/5/43	3,767	4,448
Express Scripts Holding Co.:
3% 7/15/23	8,578	8,774
4.5% 2/25/26	10,002	11,046
4.8% 7/15/46	6,519	7,456
6.125% 11/15/41	2,573	3,322
Humana, Inc. 4.95% 10/1/44	2,145	2,555
Kaiser Foundation Hospitals:
4.15% 5/1/47	5,620	6,929
4.875% 4/1/42	1,544	2,042
McKesson Corp.:
3.796% 3/15/24	4,289	4,506
4.883% 3/15/44	4,289	4,824
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	2,573	3,278
New York & Presbyterian Hospital:
4.024% 8/1/45	3,002	3,617
4.063% 8/1/56	2,256	2,724
NYU Hospitals Center 4.784% 7/1/44	6,519	8,413
Partners Healthcare System, Inc. 4.117% 7/1/55	3,002	3,649
UnitedHealth Group, Inc.:
2.3% 12/15/19	7,399	7,401
2.375% 8/15/24	8,460	8,593
2.7% 7/15/20	5,147	5,181
2.875% 12/15/21	2,209	2,254
3.375% 4/15/27	4,632	4,980
3.5% 6/15/23	7,635	8,057
3.7% 8/15/49	9,000	9,838
3.75% 7/15/25	3,002	3,261
3.75% 10/15/47	8,201	8,962
3.85% 6/15/28	9,959	11,077
3.875% 12/15/28	12,859	14,437
3.875% 8/15/59	7,100	7,845
4.2% 1/15/47	3,088	3,619
4.375% 3/15/42	10,122	11,884
4.75% 7/15/45	1,433	1,785
WellPoint, Inc.:
3.3% 1/15/23	1,716	1,772
4.625% 5/15/42	2,230	2,541
4.65% 1/15/43	1,716	1,934
		392,861
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	4,006	4,121
4.15% 2/1/24	3,756	4,042
5.3% 2/1/44	4,992	6,516
		14,679
Pharmaceuticals - 1.0%
Actavis Funding SCS:
3% 3/12/20	23,247	23,318
3.45% 3/15/22	15,462	15,879
3.8% 3/15/25	7,566	7,960
4.55% 3/15/35	5,704	6,136
4.75% 3/15/45	5,430	5,956
Allergan PLC 3.25% 10/1/22	2,573	2,630
AstraZeneca PLC:
4.375% 11/16/45	6,468	7,733
4.375% 8/17/48	10,610	12,937
6.45% 9/15/37	2,788	4,005
Bayer U.S. Finance II LLC:
2.75% 7/15/21 (b)	5,453	5,463
2.85% 4/15/25 (b)	3,281	3,171
3.95% 4/15/45 (b)	1,192	1,156
Bristol-Myers Squibb Co.:
2.9% 7/26/24 (b)	9,765	10,125
3.2% 6/15/26 (b)	3,500	3,703
3.25% 8/1/42	2,402	2,432
3.4% 7/26/29 (b)	15,750	17,050
4.125% 6/15/39 (b)	2,450	2,843
4.25% 10/26/49 (b)	10,400	12,510
Eli Lilly & Co. 3.95% 5/15/47	4,718	5,498
GlaxoSmithKline Capital PLC 3% 6/1/24	10,000	10,408
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	6,192	9,049
Johnson & Johnson:
1.65% 3/1/21	3,234	3,230
2.45% 3/1/26	4,795	4,947
3.4% 1/15/38	8,003	8,754
3.5% 1/15/48	5,147	5,785
3.625% 3/3/37	3,431	3,865
4.5% 12/5/43	5,683	7,182
4.85% 5/15/41	3,654	4,821
Merck & Co., Inc.:
1.85% 2/10/20	7,720	7,713
2.4% 9/15/22	1,716	1,743
2.9% 3/7/24	9,850	10,306
3.6% 9/15/42	1,716	1,920
3.7% 2/10/45	5,490	6,286
3.875% 1/15/21	858	877
Mylan NV:
3.15% 6/15/21	1,716	1,736
3.95% 6/15/26	2,428	2,526
5.2% 4/15/48	2,573	2,806
5.25% 6/15/46	2,831	3,102
Novartis Capital Corp.:
2.4% 5/17/22	9,951	10,113
2.4% 9/21/22	3,217	3,274
3% 11/20/25	8,981	9,521
3.1% 5/17/27	5,053	5,434
3.7% 9/21/42	2,423	2,736
4% 11/20/45	4,495	5,348
Perrigo Co. PLC 3.5% 3/15/21	1,446	1,454
Perrigo Finance PLC:
4.375% 3/15/26	2,659	2,737
4.9% 12/15/44	1,946	1,915
Pfizer, Inc.:
2.95% 3/15/24	4,032	4,203
3% 12/15/26	5,747	6,081
3.2% 9/15/23	10,911	11,457
3.45% 3/15/29	7,146	7,824
3.9% 3/15/39	5,404	6,210
4% 12/15/36	8,149	9,470
4.125% 12/15/46	2,822	3,379
4.2% 9/15/48	6,691	8,088
4.4% 5/15/44	3,594	4,378
7.2% 3/15/39	4,632	7,337
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	9,728	9,758
2.875% 9/23/23	8,106	8,291
3.2% 9/23/26	33,609	34,957
Zoetis, Inc.:
3.25% 2/1/23	4,289	4,436
3.95% 9/12/47	1,716	1,916
4.7% 2/1/43	1,115	1,357
		419,235

TOTAL HEALTH CARE		1,173,766

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	4,975	5,071
3.375% 5/15/23	8,149	8,574
3.75% 5/15/28	8,063	9,092
Lockheed Martin Corp.:
3.55% 1/15/26	6,519	7,072
4.09% 9/15/52	8,199	9,874
Northrop Grumman Corp.:
3.25% 1/15/28	7,206	7,655
3.85% 4/15/45	1,608	1,803
4.03% 10/15/47	16,153	18,702
4.75% 6/1/43	3,431	4,241
Raytheon Co.:
3.125% 10/15/20	1,716	1,737
3.15% 12/15/24	7,635	8,059
4.875% 10/15/40	858	1,105
Rockwell Collins, Inc.:
2.8% 3/15/22	7,291	7,417
4.35% 4/15/47	5,662	6,673
The Boeing Co.:
2.125% 3/1/22	3,225	3,240
2.5% 3/1/25	3,946	4,020
2.7% 2/1/27	6,800	6,987
2.8% 3/1/23	4,238	4,345
2.95% 2/1/30	8,700	9,032
3.625% 3/1/48	3,431	3,698
3.65% 3/1/47	2,368	2,574
3.75% 2/1/50	10,700	11,914
6.875% 3/15/39	2,831	4,284
United Technologies Corp.:
2.3% 5/4/22	8,578	8,653
2.65% 11/1/26	4,118	4,263
3.1% 6/1/22	2,466	2,545
3.65% 8/16/23	16,710	17,732
3.75% 11/1/46	3,303	3,667
4.05% 5/4/47	1,999	2,313
4.125% 11/16/28	12,618	14,439
4.5% 4/15/20	3,431	3,480
4.5% 6/1/42	6,331	7,637
4.625% 11/16/48	6,005	7,585
5.7% 4/15/40	1,716	2,317
		221,800
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.2% 2/1/25	3,277	3,433
3.9% 2/1/35	5,061	5,306
4.4% 1/15/47	6,863	7,350
4.55% 4/1/46	1,287	1,403
4.95% 10/17/48	3,423	4,000
United Parcel Service, Inc.:
2.4% 11/15/26	6,434	6,522
3.4% 11/15/46	2,273	2,373
3.75% 11/15/47	5,301	5,856
6.2% 1/15/38	2,145	3,003
		39,246
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	1,598	1,682
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	5,868	6,097
Continental Airlines, Inc. 4% 10/29/24	2,917	3,091
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 12/1/27	518	546
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	7,251	7,601
		19,017
Commercial Services & Supplies - 0.1%
FMS Wertmanagement AoeR 1.375% 6/8/21	8,063	8,029
Republic Services, Inc.:
2.9% 7/1/26	3,620	3,765
3.2% 3/15/25	9,672	10,141
3.95% 5/15/28	9,007	10,100
5.5% 9/15/19	3,431	3,434
Waste Management, Inc.:
2.4% 5/15/23	4,546	4,608
2.9% 9/15/22	5,726	5,873
		45,950
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	4,911	5,008
4% 11/2/32	1,630	1,877
4.15% 11/2/42	1,630	1,848
Fortive Corp. 2.35% 6/15/21	5,662	5,662
		14,395
Industrial Conglomerates - 0.2%
3M Co.:
2% 6/26/22	3,431	3,460
2.375% 8/26/29	9,527	9,532
2.875% 10/15/27	3,431	3,614
3.125% 9/19/46	2,368	2,356
3.25% 8/26/49	7,340	7,428
Covidien International Finance SA 3.2% 6/15/22	1,844	1,908
Danaher Corp. 4.375% 9/15/45	2,033	2,460
General Electric Co.:
3.375% 3/11/24	4,718	4,781
4.5% 3/11/44	26,052	26,337
Honeywell International, Inc.:
2.5% 11/1/26	6,142	6,319
3.812% 11/21/47	1,201	1,416
Roper Technologies, Inc.:
2.8% 12/15/21	5,670	5,748
3.8% 12/15/26	7,291	7,903
		83,262
Machinery - 0.2%
Caterpillar Financial Services Corp.:
2.4% 6/6/22	8,578	8,701
3.45% 5/15/23	12,009	12,626
Caterpillar, Inc.:
2.6% 6/26/22	5,147	5,247
3.803% 8/15/42	2,145	2,479
5.3% 9/15/35	6,005	7,741
Deere & Co. 5.375% 10/16/29	858	1,085
Ingersoll-Rand Luxembourg Finance SA:
2.625% 5/1/20	4,369	4,380
3.8% 3/21/29	12,310	13,352
4.65% 11/1/44	5,147	5,979
Parker Hannifin Corp.:
3.25% 3/1/27	4,847	5,080
4.1% 3/1/47	4,855	5,488
		72,158
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	6,005	6,248
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp. 4.7% 10/1/19	4,289	4,297
Burlington Northern Santa Fe LLC:
3% 3/15/23	2,402	2,485
3.05% 3/15/22	8,578	8,810
3.25% 6/15/27	6,434	6,898
3.9% 8/1/46	3,980	4,552
4.05% 6/15/48	5,147	6,049
4.125% 6/15/47	2,445	2,917
4.15% 4/1/45	1,458	1,711
4.375% 9/1/42	3,860	4,602
4.55% 9/1/44	2,573	3,137
4.9% 4/1/44	3,431	4,402
Canadian National Railway Co.:
2.85% 12/15/21	4,289	4,357
3.2% 8/2/46	2,831	2,970
CSX Corp.:
3.25% 6/1/27	4,289	4,553
3.4% 8/1/24	3,967	4,211
3.8% 11/1/46	4,907	5,267
3.95% 5/1/50	3,067	3,398
4.1% 3/15/44	5,812	6,490
4.5% 3/15/49	8,321	9,994
4.75% 11/15/48	4,967	6,121
Norfolk Southern Corp.:
3% 4/1/22	6,434	6,571
3.25% 12/1/21	4,289	4,383
3.65% 8/1/25	10,294	11,069
3.95% 10/1/42	1,630	1,793
4.65% 1/15/46	2,796	3,422
Union Pacific Corp.:
2.75% 3/1/26	5,713	5,896
3% 4/15/27	4,289	4,491
3.35% 8/15/46	4,049	4,103
3.6% 9/15/37	2,831	3,027
3.7% 3/1/29	7,875	8,751
3.799% 10/1/51	2,402	2,617
4.5% 9/10/48	8,063	9,823
		163,167
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	8,081	8,154
2.75% 1/15/23	8,578	8,675
3.375% 6/1/21	12,030	12,229
3.625% 12/1/27	8,200	8,545
3.75% 2/1/22	3,277	3,376
4.25% 2/1/24	11,290	12,052
		53,031

TOTAL INDUSTRIALS		718,274

INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	8,664	8,658
2.2% 9/20/23	6,442	6,540
2.5% 9/20/26	4,289	4,450
3.5% 6/15/25	3,663	3,979
4.45% 1/15/20	1,716	1,731
5.9% 2/15/39	10,651	15,473
		40,831
Electronic Equipment & Components - 0.2%
Corning, Inc. 4.75% 3/15/42	4,289	5,010
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (b)	9,865	10,312
4.42% 6/15/21 (b)	14,720	15,188
4.9% 10/1/26 (b)	8,106	8,666
5.3% 10/1/29 (b)	21,591	23,408
6.02% 6/15/26 (b)	13,845	15,625
8.35% 7/15/46 (b)	5,053	6,639
Tyco Electronics Group SA:
3.45% 8/1/24	3,131	3,293
7.125% 10/1/37	2,123	3,034
		91,175
IT Services - 0.3%
Fiserv, Inc.:
3.5% 7/1/29	9,500	10,090
4.4% 7/1/49	12,650	14,572
IBM Corp.:
2.5% 1/27/22	6,691	6,778
3% 5/15/24	10,300	10,711
3.5% 5/15/29	14,550	15,797
3.625% 2/12/24	8,578	9,146
4.25% 5/15/49	9,300	10,849
4.7% 2/19/46	4,246	5,251
IBM Credit LLC 2.2% 9/8/22	7,720	7,764
MasterCard, Inc. 3.8% 11/21/46	3,260	3,829
Visa, Inc.:
2.2% 12/14/20	4,890	4,913
2.75% 9/15/27	10,225	10,818
3.15% 12/14/25	7,729	8,279
4.3% 12/14/45	5,696	7,228
		126,025
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	11,083	13,583
Broadcom, Inc. 4.75% 4/15/29 (b)	14,670	15,456
Intel Corp.:
2.35% 5/11/22	14,583	14,773
3.3% 10/1/21	12,867	13,265
3.734% 12/8/47	2,802	3,186
4.1% 5/19/46	6,005	7,146
4.1% 5/11/47	2,059	2,460
Qualcomm, Inc.:
2.6% 1/30/23	6,434	6,556
4.3% 5/20/47	8,664	9,832
Texas Instruments, Inc.:
1.75% 5/1/20	3,260	3,255
4.15% 5/15/48	3,431	4,255
		93,767
Software - 0.6%
Microsoft Corp.:
1.55% 8/8/21	17,294	17,243
2.4% 2/6/22	24,019	24,432
2.7% 2/12/25	14,733	15,400
2.875% 2/6/24	10,000	10,471
3.45% 8/8/36	5,233	5,880
3.625% 12/15/23	22,432	24,107
3.7% 8/8/46	14,351	16,896
3.95% 8/8/56	4,289	5,250
4.1% 2/6/37	15,218	18,348
4.25% 2/6/47	5,988	7,626
4.45% 11/3/45	10,783	13,959
5.3% 2/8/41	1,287	1,817
Oracle Corp.:
1.9% 9/15/21	7,206	7,203
2.25% 10/8/19	4,053	4,053
2.5% 5/15/22	8,235	8,352
2.625% 2/15/23	8,578	8,765
2.65% 7/15/26	7,720	7,909
2.95% 5/15/25	4,289	4,490
3.25% 11/15/27	14,669	15,720
3.4% 7/8/24	4,053	4,296
3.85% 7/15/36	8,690	9,800
4% 7/15/46	8,407	9,592
4% 11/15/47	4,289	4,910
4.125% 5/15/45	2,573	2,973
4.3% 7/8/34	3,324	3,924
5.375% 7/15/40	10,723	14,378
		267,794
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.:
2.1% 9/12/22	7,291	7,357
2.15% 2/9/22	4,289	4,326
2.25% 2/23/21	12,867	12,939
2.3% 5/11/22	6,863	6,953
2.4% 1/13/23	25,734	26,252
2.45% 8/4/26	17,671	18,074
2.7% 5/13/22	5,704	5,841
2.9% 9/12/27	12,052	12,667
3% 11/13/27	8,578	9,128
3.2% 5/13/25	8,998	9,592
3.2% 5/11/27	4,778	5,115
3.75% 11/13/47	5,983	6,801
3.85% 5/4/43	11,152	12,727
4.25% 2/9/47	2,145	2,605
4.375% 5/13/45	4,023	4,943
4.5% 2/23/36	7,943	9,809
4.65% 2/23/46	4,847	6,199
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (a)	6,116	6,204
4.9% 10/15/25 (a)	8,364	9,273
6.2% 10/15/35 (a)	3,337	3,884
6.35% 10/15/45 (a)	1,613	1,871
HP, Inc.:
4.3% 6/1/21	2,385	2,472
6% 9/15/41	1,287	1,443
Xerox Corp.:
4.5% 5/15/21	3,431	3,517
5.625% 12/15/19	858	864
		190,856

TOTAL INFORMATION TECHNOLOGY		810,448

MATERIALS - 0.7%
Chemicals - 0.5%
DowDuPont, Inc.:
4.205% 11/15/23	12,181	13,123
4.725% 11/15/28	14,707	17,007
Eastman Chemical Co. 4.65% 10/15/44	2,573	2,809
Ecolab, Inc.:
2.25% 1/12/20	3,238	3,238
2.7% 11/1/26	5,662	5,872
3.95% 12/1/47	2,856	3,358
5.5% 12/8/41	350	477
LYB International Finance BV:
4% 7/15/23	4,825	5,133
4.875% 3/15/44	5,018	5,559
LYB International Finance II BV 3.5% 3/2/27	20,991	21,674
LyondellBasell Industries NV 4.625% 2/26/55	3,208	3,384
Nutrien Ltd.:
4% 12/15/26	9,779	10,554
4.2% 4/1/29	4,437	4,959
4.875% 3/30/20	1,287	1,305
5% 4/1/49	7,724	9,221
5.25% 1/15/45	3,002	3,608
5.625% 12/1/40	1,544	1,899
Praxair, Inc.:
2.2% 8/15/22	1,716	1,731
2.45% 2/15/22	3,989	4,041
3.2% 1/30/26	5,439	5,803
3.55% 11/7/42	1,716	1,893
Sherwin-Williams Co.:
2.75% 6/1/22	1,830	1,858
3.45% 6/1/27	9,204	9,723
4.5% 6/1/47	7,317	8,329
The Dow Chemical Co.:
3% 11/15/22	4,203	4,292
3.15% 5/15/24 (b)	6,190	6,393
3.625% 5/15/26 (b)	6,350	6,679
4.125% 11/15/21	6,605	6,854
4.375% 11/15/42	4,182	4,432
4.8% 11/30/28 (b)	7,334	8,397
4.8% 5/15/49 (b)	6,600	7,478
9.4% 5/15/39	2,573	4,233
The Mosaic Co.:
4.05% 11/15/27	4,941	5,156
4.25% 11/15/23	9,340	9,860
5.625% 11/15/43	3,217	3,576
Westlake Chemical Corp. 5% 8/15/46	1,716	1,860
		215,768
Containers & Packaging - 0.0%
International Paper Co.:
3.65% 6/15/24	4,053	4,300
3.8% 1/15/26	2,471	2,647
4.4% 8/15/47	7,460	7,955
4.75% 2/15/22	4,534	4,793
5.15% 5/15/46	1,553	1,796
		21,491
Metals & Mining - 0.2%
Barrick Gold Corp. 5.25% 4/1/42	3,860	4,805
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	4,940	5,052
5% 9/30/43	2,573	3,401
Newmont Goldcorp Corp.:
5.125% 10/1/19	858	860
5.45% 6/9/44	5,500	7,078
Nucor Corp.:
4% 8/1/23	2,573	2,745
5.2% 8/1/43	3,431	4,381
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	18,271	19,790
7.125% 7/15/28	1,716	2,357
Southern Copper Corp.:
3.875% 4/23/25	3,148	3,292
5.25% 11/8/42	4,954	5,650
Vale Overseas Ltd.:
4.375% 1/11/22	3,849	3,978
5.875% 6/10/21	7,051	7,439
Vale SA 5.625% 9/11/42	5,662	6,338
		77,166

TOTAL MATERIALS		314,425

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc. 3.9% 6/15/23	4,847	5,153
American Tower Corp. 3.55% 7/15/27	7,334	7,798
Boston Properties, Inc.:
2.75% 10/1/26	6,005	6,102
3.125% 9/1/23	1,630	1,691
4.125% 5/15/21	1,801	1,856
DDR Corp. 4.625% 7/15/22	511	536
Duke Realty LP:
3.625% 4/15/23	2,359	2,470
3.75% 12/1/24	4,932	5,276
ERP Operating LP:
3% 4/15/23	1,608	1,665
3.25% 8/1/27	11,138	11,898
4.625% 12/15/21	4,890	5,147
Federal Realty Investment Trust 3% 8/1/22	4,075	4,174
HCP, Inc.:
3.4% 2/1/25	6,863	7,165
3.875% 8/15/24	6,498	6,994
Health Care REIT, Inc. 3.75% 3/15/23	7,429	7,820
Kimco Realty Corp.:
3.8% 4/1/27	3,431	3,678
4.125% 12/1/46	8,578	9,207
4.45% 9/1/47	4,443	5,014
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,863	7,233
4.5% 1/15/25	6,871	7,264
4.5% 4/1/27	8,149	8,726
Simon Property Group LP:
2.625% 6/15/22	6,802	6,922
3.375% 12/1/27	17,117	18,357
4.125% 12/1/21	2,745	2,858
Ventas Realty LP:
3.125% 6/15/23	5,417	5,591
3.25% 10/15/26	3,002	3,104
3.5% 2/1/25	3,431	3,610
3.85% 4/1/27	8,149	8,739
4% 3/1/28	7,720	8,387
4.125% 1/15/26	1,244	1,348
4.375% 2/1/45	2,573	2,894
Weingarten Realty Investors 3.5% 4/15/23	3,260	3,365
Welltower, Inc. 4.95% 9/1/48	8,578	10,616
		192,658
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,260	3,410
CBRE Group, Inc. 4.875% 3/1/26	4,890	5,437
Digital Realty Trust LP 3.7% 8/15/27	6,863	7,315
Liberty Property LP:
3.25% 10/1/26	3,997	4,135
3.375% 6/15/23	2,380	2,470
3.75% 4/1/25	4,075	4,302
4.4% 2/15/24	6,369	6,905
4.75% 10/1/20	858	876
Mack-Cali Realty LP:
3.15% 5/15/23	4,032	3,834
4.5% 4/18/22	3,611	3,627
Tanger Properties LP:
3.75% 12/1/24	5,576	5,736
3.875% 7/15/27	5,318	5,459
		53,506

TOTAL REAL ESTATE		246,164

UTILITIES - 1.7%
Electric Utilities - 1.1%
Alabama Power Co.:
3.7% 12/1/47	5,053	5,633
3.75% 3/1/45	858	960
4.15% 8/15/44	3,989	4,666
4.3% 7/15/48	5,044	6,165
5.2% 6/1/41	3,303	4,117
AmerenUE 3.9% 9/15/42	3,174	3,621
American Electric Power Co., Inc.:
2.95% 12/15/22	3,431	3,505
4.3% 12/1/28	15,003	17,033
Appalachian Power Co. 4.45% 6/1/45	5,147	6,193
Baltimore Gas & Electric Co.:
3.35% 7/1/23	2,445	2,564
3.5% 8/15/46	2,145	2,287
Carolina Power & Light Co. 2.8% 5/15/22	3,731	3,812
CenterPoint Energy Houston Electric LLC 3.55% 8/1/42	1,630	1,774
Cleco Corporate Holdings LLC 3.743% 5/1/26	4,855	5,065
Commonwealth Edison Co.:
3.1% 11/1/24	8,578	8,983
3.4% 9/1/21	858	877
3.65% 6/15/46	2,453	2,728
3.7% 3/1/45	2,659	2,944
3.75% 8/15/47	5,276	5,971
4% 3/1/48	5,859	6,852
4% 3/1/49	2,010	2,367
Detroit Edison Co. 2.65% 6/15/22	6,863	6,947
Duke Energy Carolinas LLC:
2.95% 12/1/26	5,147	5,393
3.75% 6/1/45	1,716	1,906
3.875% 3/15/46	3,345	3,824
4% 9/30/42	3,217	3,673
Duke Energy Corp.:
1.8% 9/1/21	13,262	13,181
2.65% 9/1/26	11,452	11,590
3.75% 4/15/24	5,147	5,470
3.75% 9/1/46	7,832	8,247
3.95% 10/15/23	2,096	2,234
4.8% 12/15/45	2,393	2,918
Duke Energy Ohio, Inc. 4.3% 2/1/49	8,934	10,954
Duke Energy Progress, Inc.:
4.15% 12/1/44	1,544	1,811
4.375% 3/30/44	1,716	2,068
Edison International 2.95% 3/15/23	7,025	7,043
Entergy Corp.:
2.95% 9/1/26	4,032	4,115
4% 7/15/22	5,696	5,970
Entergy, Inc. 4% 3/30/29	6,771	7,585
Eversource Energy:
2.9% 10/1/24	7,334	7,570
3.35% 3/15/26	5,670	5,929
Exelon Corp.:
3.95% 6/15/25	16,859	18,157
5.1% 6/15/45	944	1,185
FirstEnergy Corp.:
3.9% 7/15/27	7,291	7,832
4.85% 7/15/47	4,030	4,894
Florida Power & Light Co.:
3.125% 12/1/25	4,375	4,670
3.25% 6/1/24	4,053	4,279
4.05% 10/1/44	4,648	5,502
4.125% 6/1/48	10,551	12,820
Florida Power Corp. 3.4% 10/1/46	2,145	2,281
Indiana Michigan Power Co. 3.2% 3/15/23	2,380	2,474
Northern States Power Co.:
3.4% 8/15/42	1,716	1,863
4.125% 5/15/44	3,860	4,617
NSTAR Electric Co. 3.2% 5/15/27	6,562	6,966
PacifiCorp:
3.6% 4/1/24	3,431	3,655
4.125% 1/15/49	11,546	13,782
6% 1/15/39	5,312	7,608
Potomac Electric Power Co. 6.5% 11/15/37	3,265	4,776
PPL Capital Funding, Inc.:
3.1% 5/15/26	6,863	7,039
3.4% 6/1/23	2,295	2,372
4.2% 6/15/22	1,716	1,801
4.7% 6/1/43	1,544	1,772
PPL Electric Utilities Corp. 4.15% 10/1/45	3,002	3,527
Progress Energy, Inc.:
4.875% 12/1/19	1,458	1,467
6% 12/1/39	4,461	6,053
Public Service Co. of Colorado:
2.9% 5/15/25	9,436	9,784
3.8% 6/15/47	3,972	4,525
Public Service Electric & Gas Co.:
3.65% 9/1/42	2,423	2,679
4% 6/1/44	4,289	4,879
Puget Sound Energy, Inc. 4.3% 5/20/45	5,499	6,590
Southern California Edison Co. 4% 4/1/47	8,578	9,355
Southern Co.:
2.35% 7/1/21	5,662	5,678
3.25% 7/1/26	9,436	9,772
4.4% 7/1/46	6,279	7,092
Tampa Electric Co.:
4.45% 6/15/49	10,049	12,575
6.15% 5/15/37	5,370	7,350
Virginia Electric & Power Co.:
3.1% 5/15/25	3,431	3,595
3.45% 2/15/24	2,359	2,478
3.8% 4/1/28	12,790	14,137
3.8% 9/15/47	7,043	7,869
4.2% 5/15/45	2,059	2,421
4.45% 2/15/44	2,359	2,856
4.6% 12/1/48	6,073	7,680
6% 5/15/37	1,716	2,349
Wisconsin Electric Power Co. 4.25% 6/1/44	4,032	4,659
Xcel Energy, Inc.:
2.6% 3/15/22	11,924	12,063
3.35% 12/1/26	2,573	2,736
		491,059
Gas Utilities - 0.1%
AGL Capital Corp. 3.95% 10/1/46	11,598	12,452
Southern California Gas Co. 2.6% 6/15/26	11,349	11,494
		23,946
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	7,429	7,483
4.75% 6/15/46	4,469	5,298
		12,781
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	8,578	9,120
3.8% 7/15/48	8,578	9,533
4.5% 2/1/45	5,704	6,917
5.15% 11/15/43	1,415	1,852
CenterPoint Energy, Inc. 2.5% 9/1/22	12,746	12,849
CMS Energy Corp. 4.875% 3/1/44	4,289	5,258
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,453	2,743
4.45% 6/15/20	1,716	1,746
4.45% 3/15/44	6,863	8,231
4.5% 5/15/58	8,132	9,843
4.65% 12/1/48	8,981	11,298
5.5% 12/1/39	2,145	2,882
Consolidated Edison, Inc. 2% 5/15/21	4,735	4,733
Consumers Energy Co. 2.85% 5/15/22	5,704	5,845
Delmarva Power & Light 4% 6/1/42	3,431	3,847
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (a)(c)	858	802
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (a)(c)	858	811
3.9% 10/1/25	11,066	11,930
4.9% 8/1/41	1,716	2,058
DTE Energy Co.:
2.85% 10/1/26	5,147	5,270
3.8% 3/15/27	11,589	12,556
NiSource Finance Corp.:
3.49% 5/15/27	6,562	6,963
3.95% 3/30/48	8,578	9,392
4.375% 5/15/47	4,100	4,725
4.8% 2/15/44	4,718	5,659
6.25% 12/15/40	2,104	2,915
Puget Energy, Inc. 3.65% 5/15/25	6,923	7,153
San Diego Gas & Electric Co. 4.5% 8/15/40	858	1,019
Sempra Energy:
2.4% 3/15/20	10,642	10,630
2.875% 10/1/22	2,573	2,614
2.9% 2/1/23	2,548	2,602
3.25% 6/15/27	5,233	5,421
4% 2/1/48	15,911	17,280
4.05% 12/1/23	4,289	4,558
6% 10/15/39	858	1,123
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (a)(c)	3,627	3,067
		215,245

TOTAL UTILITIES		743,031

TOTAL NONCONVERTIBLE BONDS
(Cost $10,050,962)		10,877,300

U.S. Government and Government Agency Obligations - 43.7%
U.S. Government Agency Obligations - 1.0%
Fannie Mae:
1.25% 8/17/21	$26,001	$25,849
1.5% 11/30/20	15,532	15,501
1.75% 7/2/24	24,760	25,121
1.875% 4/5/22	27,662	27,942
1.875% 9/24/26	11,452	11,737
2% 10/5/22	31,628	32,147
2.125% 4/24/26	3,431	3,562
2.375% 1/19/23	25,674	26,424
2.625% 9/6/24	3,431	3,627
2.875% 9/12/23	6,605	6,973
Federal Home Loan Bank:
1.125% 7/14/21	11,385	11,300
1.375% 2/18/21	17,415	17,369
1.5% 8/15/24	4,250	4,259
1.875% 11/29/21	16,445	16,571
2% 9/9/22	32,595	33,053
2.5% 2/13/24	4,270	4,466
2.625% 10/1/20	14,925	15,074
3% 10/12/21	8,365	8,617
3.25% 11/16/28	20,335	23,074
5.5% 7/15/36	1,285	1,916
Freddie Mac:
1.375% 5/1/20	12,009	11,970
2.375% 1/13/22	11,152	11,366
2.75% 6/19/23	20,772	21,730
6.25% 7/15/32	6,605	9,944
6.75% 3/15/31	22,303	33,738
Tennessee Valley Authority:
5.25% 9/15/39	17,156	24,665
5.375% 4/1/56	4,628	7,654

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		435,649

U.S. Treasury Obligations - 42.7%
U.S. Treasury Bonds:
2.25% 8/15/46	54,892	58,136
2.25% 8/15/49	54,485	57,944
2.5% 2/15/45	135,408	150,255
2.5% 2/15/46	141,220	156,881
2.5% 5/15/46	74,112	82,389
2.75% 11/15/42	48,900	56,474
2.75% 8/15/47	112,262	131,202
2.75% 11/15/47	16,219	18,970
2.875% 5/15/43	37,093	43,778
2.875% 8/15/45	92,656	110,032
2.875% 11/15/46	105,451	125,845
2.875% 5/15/49 (d)	45,577	54,961
3% 11/15/44	86,708	104,886
3% 5/15/45	36,963	44,821
3% 11/15/45	74,021	89,973
3% 2/15/47	113,188	138,345
3% 5/15/47	40,384	49,370
3% 2/15/48	106,684	130,776
3% 8/15/48	57,354	70,454
3% 2/15/49	66,284	81,658
3.125% 2/15/42	76,027	93,133
3.125% 2/15/43	43,268	53,074
3.125% 8/15/44	204,405	252,168
3.125% 5/15/48	11,098	13,926
3.375% 5/15/44	143,722	184,272
3.375% 11/15/48	34,078	44,826
3.625% 8/15/43	54,039	71,709
3.625% 2/15/44	23,058	30,679
3.75% 11/15/43	49,802	67,406
3.875% 8/15/40	25,803	34,957
4.25% 5/15/39	6,894	9,717
4.25% 11/15/40	696	989
4.375% 2/15/38	22,629	32,071
4.375% 11/15/39	86	123
4.375% 5/15/40	6,863	9,887
4.375% 5/15/41	25,197	36,519
4.5% 2/15/36	85,405	120,091
4.5% 5/15/38	45,584	65,688
4.5% 8/15/39	25,934	37,743
4.625% 2/15/40	18,443	27,337
4.75% 2/15/37	69,148	101,136
4.75% 2/15/41	47,034	71,262
5% 5/15/37	339,368	510,935
5.375% 2/15/31	45,867	64,345
6.25% 5/15/30	52,460	76,946
U.S. Treasury Notes:
1% 10/15/19	4,281	4,275
1.125% 2/28/21	34,235	33,979
1.125% 6/30/21	60,939	60,456
1.125% 7/31/21	232	230
1.125% 8/31/21	58,683	58,225
1.125% 9/30/21	53,469	53,037
1.25% 1/31/20	708	706
1.25% 2/29/20	44,020	43,878
1.25% 3/31/21	180,298	179,255
1.25% 10/31/21	38,319	38,106
1.25% 7/31/23	63,736	63,302
1.375% 12/15/19	9	9
1.375% 1/15/20	16,353	16,325
1.375% 1/31/20	17,946	17,903
1.375% 2/15/20	40	39
1.375% 2/29/20	42,153	42,041
1.375% 3/31/20	5,687	5,670
1.375% 4/30/20	9,719	9,687
1.375% 8/31/20	67,733	67,439
1.375% 9/15/20	76,006	75,709
1.375% 9/30/20	21,960	21,865
1.375% 10/31/20	4,907	4,886
1.375% 1/31/21	17,611	17,541
1.375% 4/30/21	73,755	73,484
1.375% 5/31/21	55,226	55,028
1.375% 6/30/23	55,818	55,713
1.375% 8/31/23	6,806	6,795
1.375% 9/30/23	67,862	67,753
1.5% 10/31/19	11,031	11,020
1.5% 4/15/20	11,513	11,487
1.5% 5/15/20	24,531	24,468
1.5% 5/31/20	33,995	33,905
1.5% 6/15/20	1	1
1.5% 7/15/20	2,879	2,870
1.5% 8/15/20	12,867	12,830
1.5% 1/31/22	3,749	3,751
1.5% 2/28/23	12,910	12,943
1.5% 3/31/23	78,044	78,273
1.5% 8/15/26	227,054	227,746
1.625% 12/31/19	72	72
1.625% 3/15/20	24,528	24,494
1.625% 6/30/20	43,285	43,208
1.625% 7/31/20	40,815	40,743
1.625% 10/15/20	0	0
1.625% 11/30/20	81,304	81,227
1.625% 6/30/21	238,287	238,566
1.625% 8/31/22	80,789	81,228
1.625% 4/30/23	40,652	40,941
1.625% 5/31/23	44,632	44,960
1.625% 10/31/23	80,780	81,452
1.625% 2/15/26	43,131	43,591
1.625% 5/15/26	4,812	4,865
1.625% 8/15/29	73,372	74,206
1.75% 11/30/19	15,653	15,640
1.75% 10/31/20	8,544	8,543
1.75% 11/15/20	21,407	21,413
1.75% 12/31/20	61,016	61,062
1.75% 7/31/21	256,452	257,514
1.75% 11/30/21	72,374	72,778
1.75% 3/31/22	100,364	101,125
1.75% 5/31/22	68,076	68,613
1.75% 6/15/22	46,342	46,740
1.75% 6/30/22	23,418	23,623
1.75% 9/30/22	24,696	24,931
1.75% 1/31/23	21,994	22,229
1.75% 6/30/24	57,783	58,713
1.75% 7/31/24 (d)	68,050	69,190
1.875% 6/30/20	20,836	20,840
1.875% 12/15/20	72,936	73,101
1.875% 11/30/21	69,706	70,291
1.875% 1/31/22	47,060	47,490
1.875% 2/28/22	113,043	114,142
1.875% 3/31/22	113,935	115,110
1.875% 4/30/22	104,490	105,613
1.875% 5/31/22	13,755	13,916
1.875% 7/31/22	120,051	121,519
1.875% 8/31/22	59,764	60,530
1.875% 9/30/22	67,767	68,683
1.875% 10/31/22	23,504	23,827
2% 11/30/20	27,373	27,469
2% 1/15/21	176,753	177,547
2% 2/28/21	22,629	22,754
2% 5/31/21	34,561	34,811
2% 8/31/21	92,901	93,761
2% 10/31/21	25,477	25,740
2% 12/31/21	2,929	2,963
2% 7/31/22	41,227	41,895
2% 11/30/22	126,965	129,236
2% 4/30/24	50,174	51,491
2% 5/31/24	84,692	87,008
2% 6/30/24	83,920	86,208
2% 2/15/25	3,118	3,212
2% 8/15/25	31,001	31,985
2% 11/15/26	40,458	41,974
2.125% 8/31/20	42,679	42,811
2.125% 1/31/21	2,625	2,642
2.125% 5/31/21	96,813	97,717
2.125% 6/30/21	6,228	6,291
2.125% 8/15/21	77,847	78,707
2.125% 9/30/21	37,435	37,897
2.125% 12/31/21	13,682	13,881
2.125% 6/30/22	34,973	35,647
2.125% 12/31/22	118,850	121,547
2.125% 11/30/23	99,772	102,660
2.125% 2/29/24	45,138	46,517
2.125% 3/31/24	352,696	363,732
2.125% 7/31/24	10,709	11,070
2.125% 9/30/24	77,075	79,730
2.125% 11/30/24	47,300	48,974
2.125% 5/15/25	50,058	51,947
2.125% 5/31/26	97,823	102,026
2.25% 3/31/20	20,747	20,788
2.25% 3/31/21	103,645	104,653
2.25% 4/30/21	131,118	132,506
2.25% 7/31/21	27,184	27,542
2.25% 4/15/22	30,889	31,512
2.25% 12/31/23	2,513	2,601
2.25% 1/31/24	65,211	67,516
2.25% 4/30/24	314,758	326,598
2.25% 10/31/24	114,887	119,626
2.25% 11/15/24	73,712	76,755
2.25% 12/31/24	67,227	70,079
2.25% 11/15/25	91,143	95,476
2.25% 2/15/27	112,279	118,569
2.25% 8/15/27	672,077	711,378
2.25% 11/15/27	260,200	275,700
2.375% 4/30/20	69,166	69,387
2.375% 3/15/21	213,360	215,785
2.375% 4/15/21	244,466	247,416
2.375% 3/15/22	139,625	142,832
2.375% 1/31/23	36,208	37,341
2.375% 2/29/24	243,727	253,952
2.375% 8/15/24	67,587	70,673
2.375% 5/15/27	76,620	81,714
2.375% 5/15/29	22,039	23,761
2.5% 5/31/20	58,211	58,477
2.5% 1/31/21	67,511	68,283
2.5% 2/28/21	49,384	50,011
2.5% 1/15/22	218,270	223,394
2.5% 2/15/22	400,862	410,727
2.5% 3/31/23	32,459	33,677
2.5% 8/15/23	83,354	86,802
2.5% 1/31/24	218,578	228,636
2.5% 5/15/24	81,921	85,950
2.5% 1/31/25	128,270	135,420
2.5% 2/28/26	78,123	83,189
2.625% 7/31/20	92,575	93,233
2.625% 8/15/20	18,330	18,467
2.625% 11/15/20	80,789	81,650
2.625% 5/15/21	457,816	465,738
2.625% 6/15/21	73,313	74,662
2.625% 7/15/21	186,836	190,471
2.625% 12/15/21	222,216	227,919
2.625% 6/30/23	330,899	345,673
2.625% 12/31/23	97,601	102,519
2.625% 3/31/25	13,759	14,636
2.625% 12/31/25	115,431	123,610
2.625% 2/15/29	206,861	227,232
2.75% 11/30/20	132,078	133,765
2.75% 4/30/23	53,654	56,167
2.75% 5/31/23	266,227	278,987
2.75% 8/31/23	156,809	164,846
2.75% 11/15/23	61,609	64,930
2.75% 2/15/24	116,328	122,990
2.75% 2/28/25	18,066	19,324
2.75% 6/30/25	17,722	19,018
2.75% 2/15/28	110,841	121,972
2.875% 10/31/20	3,370	3,413
2.875% 9/30/23	234,804	248,269
2.875% 10/31/23	162,906	172,419
2.875% 11/30/23	161,440	171,082
2.875% 4/30/25	57,948	62,466
2.875% 5/31/25	103,581	111,758
2.875% 5/15/28	150,780	167,796
2.875% 8/15/28	119,974	133,781
3% 10/31/25	24,684	26,935
3.125% 5/15/21	43,642	44,757
3.125% 11/15/28	79,170	90,170
3.375% 11/15/19	23,796	23,854
3.5% 5/15/20	70,169	70,950
3.625% 2/15/20	7,907	7,964
3.625% 2/15/21	34,141	35,109

TOTAL U.S. TREASURY OBLIGATIONS		18,956,556

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,355,255)		19,392,205

U.S. Government Agency - Mortgage Securities - 26.5%
Fannie Mae - 11.4%
12 month U.S. LIBOR + 1.518% 4.241% 11/1/34 (a)(c)	3,623	3,761
12 month U.S. LIBOR + 1.645% 4.592% 4/1/41 (a)(c)	1,202	1,249
12 month U.S. LIBOR + 1.880% 4.73% 11/1/34 (a)(c)	320	335
2.5% 3/1/22 to 2/1/47	325,860	330,785
3% 5/1/24 to 9/1/49	1,270,070	1,307,883
3.5% 5/1/20 to 6/1/49	1,320,931	1,373,448
4% 10/1/19 to 4/1/49	1,209,438	1,270,777
4% 11/1/41	19	20
4.5% 9/1/19	0	0
4.5% 10/1/19 to 4/1/49	439,168	466,503
5% 12/1/20 to 3/1/49	164,806	177,854
5.5% 7/1/23 to 5/1/49	88,945	98,337
6% 2/1/23 to 7/1/41	23,883	26,986
6.5% 3/1/22 to 6/1/40	9,002	10,295

TOTAL FANNIE MAE		5,068,233

Freddie Mac - 6.9%
12 month U.S. LIBOR + 1.951% 4.719% 9/1/37 (a)(c)	422	442
U.S. TREASURY 1 YEAR INDEX + 1.716% 4.428% 3/1/36 (a)(c)	2,405	2,505
U.S. TREASURY 1 YEAR INDEX + 2.230% 4.721% 12/1/35 (a)(c)	1,590	1,666
U.S. TREASURY 1 YEAR INDEX + 2.250% 4.872% 3/1/35 (a)(c)	782	818
2.5% 1/1/22 to 7/1/49	177,800	180,669
3% 3/1/27 to 8/1/49	746,829	769,096
3% 8/1/47	675	692
3% 5/1/49	2,392	2,450
3.5% 12/1/20 to 7/1/49	1,042,734	1,082,006
3.5% 8/1/47	1,741	1,802
3.5% 9/1/47	409	423
3.5% 9/1/47	23,044	24,199
3.5% 10/1/48	310	319
3.5% 11/1/48	297	306
4% 4/1/25 to 2/1/49	614,946	644,863
4.5% 6/1/25 to 5/1/49	256,584	271,999
5% 4/1/23 to 2/1/49	41,545	45,181
5.5% 5/1/23 to 6/1/41	23,863	26,519
6% 4/1/32 to 8/1/37	735	822
6.5% 8/1/36 to 12/1/37	180	206

TOTAL FREDDIE MAC		3,056,983

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	76	78
2.5% 12/1/31	5	5
2.5% 1/1/32	79	80
2.5% 2/1/32	157	160

TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		323

Ginnie Mae - 7.7%
3.5% 10/15/40 to 12/20/48	1,103,784	1,153,412
4% 1/15/25 to 10/20/48	651,096	684,645
5% 1/20/39 to 1/20/49	140,574	150,672
2.5% 10/20/42 to 8/20/49	21,147	21,544
2.5% 9/1/49 (e)	100	102
3% 4/15/42 to 4/20/49	705,596	730,428
3% 9/1/49 (e)	16,700	17,221
3.5% 9/1/49 (e)	51,200	53,192
3.5% 9/1/49 (e)	37,800	39,271
4% 9/1/49 (e)	76,250	79,449
4% 9/1/49 (e)	22,100	23,027
4.5% 3/20/33 to 12/20/48	370,837	391,718
4.5% 9/1/49 (e)	10,200	10,671
5% 9/1/49 (e)	3,800	3,991
5.5% 10/20/32 to 1/20/49	22,168	24,398
5.5% 9/1/49 (e)	400	422
6% 5/20/34 to 12/15/40	6,714	7,611
6.5% 8/20/36 to 1/15/39	1,285	1,485

TOTAL GINNIE MAE		3,393,259

Uniform Mortgage Backed Securities - 0.5%
2.5% 9/1/34 (e)	6,400	6,488
2.5% 9/1/49 (e)	100	101
3% 9/1/34 (e)	9,400	9,639
3% 9/1/49 (e)	50,600	51,576
3.5% 9/1/34 (e)	6,600	6,839
3.5% 9/1/49 (e)	84,200	86,522
4% 9/1/34 (e)	3,000	3,125
4% 9/1/49 (e)	33,600	34,879
4.5% 9/1/49 (e)	18,100	19,052
5% 9/1/49 (e)	5,300	5,661

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		223,882

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $11,548,355)		11,742,680

Asset-Backed Securities - 0.2%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$3,946	$3,940
Capital One Multi-Asset Execution Trust Series 2016-A6 Class A, 1.82% 9/15/22	8,106	8,100
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	8,192	8,354
Chase Issuance Trust:
Series 2012-A7 Class A7, 2.16% 9/15/24	7,999	8,100
Series 2015-A4 Class A, 1.84% 4/15/22	4,075	4,071
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	4,010	4,304
Series 2018-A6 Class A6, 3.21% 12/7/24	8,149	8,550
2.19% 11/20/23	4,872	4,924
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	9,264	9,259
Series 2017-A4 Class A4, 2.53% 10/15/26	1,544	1,591
Series 2018-A1 Class A1, 3.03% 8/15/25	16,470	17,187
Ford Credit Auto Owner Trust Series 2016-C Class A3, 1.22% 3/15/21	1,870	1,866
Ford Credit Floorplan Master Owner Trust:
Series 2015-2 Class A1, 1.98% 1/15/22	8,149	8,142
Series 2018-2 Class A, 3.17% 3/15/25	16,341	17,055
Honda Auto Receivables Owner Trust Series 2016-4 Class A3, 1.21% 12/18/20	1,651	1,647
TOTAL ASSET-BACKED SECURITIES
(Cost $104,493)		107,090

Commercial Mortgage Securities - 2.0%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	20,625	21,958
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	22,720	24,409
Series 2019-B9 Class A5, 4.0156% 3/15/52	20,116	23,019
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	25,844	27,837
Series 2015-GC29 Class A4, 3.192% 4/10/48	9,760	10,354
Series 2015-P1 Class A5, 3.717% 9/15/48	5,031	5,475
Series 2016-C1 Class A4, 3.209% 5/10/49	15,921	16,950
Series 2016-P4:
Class A4, 2.902% 7/10/49	18,443	19,317
Class AAB, 2.779% 7/10/49	10,594	10,880
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	27,568	29,589
Series 2013-CR7 Class A4, 3.213% 3/10/46	14,252	14,778
Series 2014-LC15 Class A4, 4.006% 4/10/47	9,187	9,959
Series 2013-CR6 Class A4, 3.101% 3/10/46	16,097	16,635
Series 2015-CR22 Class A5, 3.309% 3/10/48	16,663	17,711
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	10,778	11,678
FHLMC Series K047 Class A2, 3.329% 5/25/25	3,311	3,572
Freddie Mac:
sequential payer:
Series K007 Class A2, 4.224% 3/25/20	15,526	15,576
Series K034 Class A2, 3.531% 7/25/23	7,720	8,179
Series K057 Class A2, 2.57% 7/25/26	13,687	14,291
Series K080 Class A2, 3.926% 7/25/28	14,231	16,363
Series 2017-K727 Class A2, 2.946% 7/25/24	22,955	24,001
Series K-1510 Class A2, 3.718% 1/25/31	12,739	14,553
Series K013 Class A2, 3.974% 1/25/21	9,929	10,140
Series K020 Class A2, 2.373% 5/25/22	8,921	9,033
Series K036 Class A2, 3.527% 10/25/23	7,699	8,180
Series K046 Class A2, 3.205% 3/25/25	28,565	30,586
Series K053 Class A2, 2.995% 12/25/25	6,100	6,499
Series K056 Class A2, 2.525% 5/25/26	17,800	18,526
Series K062 Class A1, 3.032% 9/25/26	17,518	18,354
Series K064 Class A2, 3.224% 3/25/27	14,797	16,084
Series K068 Class A2, 3.244% 8/25/27	20,422	22,269
Series K079 Class A2, 3.926% 6/25/28	6,674	7,671
Series K094 Class A2, 2.903% 6/25/29	44,120	47,569
Series K730 Class A2, 3.59% 1/25/25	33,180	35,851
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	8,680	8,882
Series 2014-GC26 Class A4, 3.364% 11/10/47	21,360	22,653
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	17,165	18,175
Series 2014-C21 Class A5, 3.7748% 8/15/47	28,951	31,216
Series 2014-C23 Class A5, 3.9342% 9/15/47	8,192	8,918
Series 2014-C24 Class A5, 3.6385% 11/15/47	22,359	24,045
JPMBB Commercial Mortgage Secutities Trust sequential payer Series 2015-C29 Class A4, 3.6108% 5/15/48	7,720	8,344
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	15,158	15,715
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	17,967	18,401
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	7,053	7,515
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.299% 8/15/46 (a)	16,206	17,440
Series 2015-C27 Class ASB, 3.557% 12/15/47	4,049	4,265
Series 2016-C28 Class ASB, 3.288% 1/15/49	7,788	8,118
Series 2015-C20 Class A4, 3.249% 2/15/48	12,631	13,330
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2019-C52 Class A5, 2.892% 8/15/52	27,775	29,177
Series 2018-C48 Class A5, 4.302% 1/15/52	16,770	19,431
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	8,578	8,900
Series 2014-C25 Class A5, 3.631% 11/15/47	12,395	13,324
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $826,267)		865,695

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	8,340	15,530
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2010 S1, 7.043% 4/1/50	2,035	3,525
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	$21,230	$35,597
Series 2018, 3.5% 4/1/28	11,055	12,222
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	6,580	7,763
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	2,000	2,097
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	14,085	15,328
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	6,520	8,696
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	8,105	13,920
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	4,275	5,962
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	4,050	4,356
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	4,032	6,654
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	7,740	11,920
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	9,200	12,609
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	5,285	7,919
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	4,440	6,013
Series 2010 164, 5.647% 11/1/40	4,470	6,348
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	4,855	5,061
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	5,420	7,588
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	9,704	13,406
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	860	1,225
Series 2015 AP, 3.931% 5/15/45	3,210	3,686
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	4,075	5,264
TOTAL MUNICIPAL SECURITIES
(Cost $170,067)		212,689

Foreign Government and Government Agency Obligations - 1.2%
Alberta Province:
1.9% 12/6/19	$8,149	$8,144
3.3% 3/15/28	3,345	3,739
Banque Centrale de Tunisie 1.416% 8/5/21	7,291	7,243
Canadian Government 2% 11/15/22	4,055	4,119
Chilean Republic:
3.125% 1/21/26	1,000	1,070
3.24% 2/6/28	9,951	10,856
3.25% 9/14/21	7,720	7,949
3.86% 6/21/47	5,147	6,221
Colombian Republic:
2.625% 3/15/23	6,498	6,565
3.875% 4/25/27	19,387	20,992
4% 2/26/24	4,139	4,416
4.5% 1/28/26	1,000	1,107
4.5% 3/15/29	5,567	6,324
5% 6/15/45	10,328	12,487
5.625% 2/26/44	6,669	8,601
6.125% 1/18/41	4,075	5,445
Hungarian Republic 5.75% 11/22/23	16,212	18,446
Israeli State:
3.25% 1/17/28	12,344	13,598
4% 6/30/22	6,005	6,356
Italian Republic 6.875% 9/27/23	5,147	5,935
Jordanian Kingdom 3% 6/30/25	2,059	2,201
Manitoba Province:
2.1% 9/6/22	1,630	1,651
2.125% 5/4/22	3,431	3,472
3.05% 5/14/24	1,287	1,367
Ontario Province:
2.25% 5/18/22	4,992	5,073
2.3% 6/15/26	12,243	12,670
2.4% 2/8/22	4,469	4,549
2.5% 4/27/26	4,289	4,490
2.55% 2/12/21	8,449	8,543
3.05% 1/29/24	10,000	10,598
4% 10/7/19	12,867	12,888
Panamanian Republic:
3.75% 3/16/25	3,260	3,496
3.875% 3/17/28	8,235	9,138
4% 9/22/24	4,118	4,450
4.3% 4/29/53	4,868	5,977
4.5% 4/16/50	5,833	7,255
5.2% 1/30/20	1,544	1,564
Peruvian Republic:
2.844% 6/20/30	10,000	10,559
4.125% 8/25/27	12,402	14,208
5.625% 11/18/50	6,133	9,376
6.55% 3/14/37	2,638	4,004
Philippine Republic:
3% 2/1/28	16,298	17,312
3.95% 1/20/40	6,948	8,344
4.2% 1/21/24	4,087	4,454
6.375% 10/23/34	8,900	13,069
6.5% 1/20/20	5,270	5,357
Polish Government:
3.25% 4/6/26	5,662	6,083
4% 1/22/24	3,903	4,243
5% 3/23/22	12,438	13,394
Province of British Columbia 2.25% 6/2/26	3,234	3,349
Province of Quebec:
2.375% 1/31/22	3,260	3,319
2.5% 4/20/26	4,855	5,091
2.75% 8/25/21	17,156	17,519
2.75% 4/12/27	4,075	4,366
2.875% 10/16/24	1,780	1,889
Ukraine Government 1.471% 9/29/21	8,835	8,820
United Mexican States:
3.5% 1/21/21	6,348	6,471
3.625% 3/15/22	2,574	2,663
3.75% 1/11/28	7,720	8,060
4% 10/2/23	16,084	17,069
4.125% 1/21/26	2,745	2,919
4.15% 3/28/27	10,000	10,700
4.35% 1/15/47	12,361	12,991
4.6% 1/23/46	4,975	5,399
4.6% 2/10/48	15,055	16,481
4.75% 3/8/44	8,320	9,204
5.55% 1/21/45	3,359	4,135
6.05% 1/11/40	4,118	5,267
Uruguay Republic:
4.125% 11/20/45	4,075	4,509
4.375% 10/27/27	10,508	11,671
4.5% 8/14/24	3,110	3,379
4.975% 4/20/55	5,053	6,222
5.1% 6/18/50	4,937	6,142
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $506,455)		547,033

Supranational Obligations - 1.2%
African Development Bank:
1.25% 7/26/21	8,055	8,003
2.375% 9/23/21	2,488	2,526
Asian Development Bank:
1.5% 1/22/20	4,075	4,068
1.75% 9/13/22	12,243	12,332
1.875% 2/18/22	1,716	1,731
2% 4/24/26	5,404	5,565
2.125% 11/24/21	4,139	4,191
2.25% 1/20/21	2,529	2,548
2.5% 11/2/27	5,747	6,153
2.625% 1/30/24	12,900	13,534
2.625% 1/12/27	5,576	5,990
2.75% 3/17/23	8,218	8,572
2.75% 1/19/28	4,203	4,601
Council of Europe Development Bank 1.625% 3/16/21	3,234	3,232
European Bank for Reconstruction & Development:
1.125% 8/24/20	4,023	3,995
1.75% 11/26/19	2,466	2,464
2.125% 3/7/22	4,023	4,084
European Investment Bank:
1.375% 6/15/20	2,338	2,328
1.375% 9/15/21	15,072	15,008
1.625% 6/15/21	6,005	6,008
1.875% 2/10/25	2,573	2,631
2% 3/15/21	4,092	4,115
2% 12/15/22	12,153	12,375
2.125% 10/15/21	2,436	2,464
2.25% 3/15/22	13,639	13,885
2.25% 8/15/22	1,613	1,647
2.25% 6/24/24	19,400	20,097
2.375% 6/15/22	12,009	12,290
2.375% 5/24/27	3,431	3,644
2.5% 4/15/21	3,989	4,046
2.5% 3/15/23	18,014	18,653
2.5% 10/15/24	4,911	5,166
2.875% 9/15/20	7,720	7,808
2.875% 8/15/23	9,084	9,574
3.125% 12/14/23	11,838	12,630
3.25% 1/29/24	1,716	1,846
Inter-American Development Bank:
1.25% 9/14/21	6,305	6,262
1.75% 10/15/19	1,179	1,178
1.75% 4/14/22	1,608	1,616
1.75% 9/14/22	5,276	5,315
1.875% 6/16/20	4,521	4,521
1.875% 3/15/21	3,345	3,357
2% 6/2/26	3,431	3,531
2.125% 1/18/22	5,233	5,307
2.125% 1/15/25	1,570	1,621
2.25% 6/18/29	16,400	17,404
2.375% 7/7/27	5,773	6,114
2.5% 1/18/23	5,970	6,164
2.625% 4/19/21	8,160	8,289
3% 10/4/23	3,067	3,248
3.875% 9/17/19	4,289	4,292
4.375% 1/24/44	3,431	4,875
International Bank for Reconstruction & Development:
1.125% 8/10/20	16,985	16,878
1.375% 5/24/21	4,854	4,835
1.375% 9/20/21	4,486	4,470
1.5% 8/28/24	17,000	17,025
1.625% 3/9/21	5,147	5,147
1.625% 2/10/22	3,345	3,353
1.75% 4/19/23	5,747	5,795
1.875% 10/7/19	3,281	3,280
1.875% 10/7/22	14,583	14,752
1.875% 6/19/23	11,700	11,856
1.875% 10/27/26	4,083	4,185
2% 1/26/22	27,816	28,136
2.25% 6/24/21	13,789	13,953
2.5% 3/19/24	3,260	3,407
2.5% 11/25/24	4,890	5,142
2.5% 7/29/25	3,251	3,436
2.75% 7/23/21	8,278	8,459
7.625% 1/19/23	23,500	28,161
International Finance Corp.:
1.125% 7/20/21	5,619	5,573
1.625% 7/16/20	2,462	2,458
1.75% 9/16/19	9,736	9,735
2.25% 1/25/21	1,604	1,616
2.875% 7/31/23	3,695	3,884
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $525,731)		538,434

Bank Notes - 0.2%
Bank of America NA 6% 10/15/36	2,075	2,902
Citibank NA 3.65% 1/23/24	21,445	22,858
Citizens Bank NA 3.75% 2/18/26	11,580	12,507
Discover Bank 3.45% 7/27/26	10,937	11,428
KeyBank NA 2.5% 12/15/19	3,431	3,434
PNC Bank NA 2.4% 10/18/19	4,075	4,075
U.S. Bank NA 3.4% 7/24/23	8,578	9,035
TOTAL BANK NOTES
(Cost $62,347)		66,239
	Shares	Value (000s)

Money Market Funds - 0.7%
Fidelity Cash Central Fund 2.13% (f)
(Cost $320,106)	320,044,146	320,108
	Maturity Amount (000s)	Value (000s)

Repurchase Agreements - 0.3%
Investments in repurchase agreements in a joint trading account at 2.2%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Government Obligations) # (g)
(Cost $126,117)	126,148	126,117
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $42,596,155)		44,795,590
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(456,989)
NET ASSETS - 100%		$44,338,601

TBA Sale Commitments

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Uniform Mortgage Backed Securities
5.5% 9/1/49
(Proceeds $432)	$(400)	$(433)

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $246,955,000 or 0.6% of net assets.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,555
Total	$4,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$10,877,300	$--	$10,877,300	$--
U.S. Government and Government Agency Obligations	19,392,205	--	19,392,205	--
U.S. Government Agency - Mortgage Securities	11,742,680	--	11,742,680	--
Asset-Backed Securities	107,090	--	107,090	--
Commercial Mortgage Securities	865,695	--	865,695	--
Municipal Securities	212,689	--	212,689	--
Foreign Government and Government Agency Obligations	547,033	--	547,033	--
Supranational Obligations	538,434	--	538,434	--
Bank Notes	66,239	--	66,239	--
Money Market Funds	320,108	320,108	--	--
Repurchase Agreements	126,117	--	126,117	--
Total Investments in Securities:	$44,795,590	$320,108	$44,475,482	$--
Other Financial Instruments:
TBA Sale Commitments	$(433)	$--	$(433)	$--
Total Other Financial Instruments:	$(433)	$--	$(433)	$--

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/Counterparty	Value
$126,117,000 due 9/3/19 at 2.2%	000's
JPMorgan Securities LLC	$126,117

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2019
Assets
Investment in securities, at value (including securities loaned of $123,363 and repurchase agreements of $126,117) — See accompanying schedule: Unaffiliated issuers (cost $42,276,049)	$44,475,482
Fidelity Central Funds (cost $320,106)	320,108
Total Investment in Securities (cost $42,596,155)		$44,795,590
Cash		978
Receivable for investments sold		169,086
Receivable for TBA sale commitments		433
Receivable for fund shares sold		181,677
Interest receivable		246,429
Distributions receivable from Fidelity Central Funds		379
Other receivables		257
Total assets		45,394,829
Liabilities
Payable for investments purchased
Regular delivery	$365,106
Delayed delivery	450,820
TBA sale commitments, at value	432
Payable for fund shares redeemed	86,796
Distributions payable	25,788
Accrued management fee	910
Other payables and accrued expenses	258
Collateral on securities loaned	126,118
Total liabilities		1,056,228
Net Assets		$44,338,601
Net Assets consist of:
Paid in capital		$42,144,443
Total distributable earnings (loss)		2,194,158
Net Assets		$44,338,601
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($44,338,601 ÷ 3,671,532 shares)		$12.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Interest (including $118 from security lending)		$1,200,756
Income from Fidelity Central Funds		4,555
Total income		1,205,311
Expenses
Management fee	$10,219
Independent trustees' fees and expenses	189
Commitment fees	109
Total expenses before reductions	10,517
Expense reductions	(6)
Total expenses after reductions		10,511
Net investment income (loss)		1,194,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	75,151
Fidelity Central Funds	(2)
Total net realized gain (loss)		75,149
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,869,657
Fidelity Central Funds	2
Delayed delivery commitments	(160)
Total change in net unrealized appreciation (depreciation)		2,869,499
Net gain (loss)		2,944,648
Net increase (decrease) in net assets resulting from operations		$4,139,448

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,194,800	$957,927
Net realized gain (loss)	75,149	(18,473)
Change in net unrealized appreciation (depreciation)	2,869,499	(1,339,190)
Net increase (decrease) in net assets resulting from operations	4,139,448	(399,736)
Distributions to shareholders	(1,170,528)	–
Distributions to shareholders from net investment income	–	(951,073)
Distributions to shareholders from net realized gain	–	(20,168)
Total distributions	(1,170,528)	(971,241)
Share transactions - net increase (decrease)	1,436,546	8,401,950
Total increase (decrease) in net assets	4,405,466	7,030,973
Net Assets
Beginning of period	39,933,135	32,902,162
End of period	$44,338,601	$39,933,135
Other Information
Undistributed net investment income end of period		$13,936

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Bond Index Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.26	$11.71	$11.96	$11.59	$11.71
Income from Investment Operations
Net investment income (loss)A	.328	.302	.291	.295	.307
Net realized and unrealized gain (loss)	.813	(.445)	(.250)	.388	(.123)
Total from investment operations	1.141	(.143)	.041	.683	.184
Distributions from net investment income	(.321)	(.300)	(.288)	(.294)	(.296)
Distributions from net realized gain	–	(.007)	(.003)	(.019)	(.008)
Total distributions	(.321)	(.307)	(.291)	(.313)	(.304)
Net asset value, end of period	$12.08	$11.26	$11.71	$11.96	$11.59
Total ReturnB	10.33%	(1.22)%	.39%	5.98%	1.57%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.03%	.05%	.05%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.05%	.05%
Expenses net of all reductions	.03%	.03%	.03%	.05%	.05%
Net investment income (loss)	2.87%	2.66%	2.52%	2.55%	2.62%
Supplemental Data
Net assets, end of period (in millions)	$44,339	$20,283	$15,180	$9,788	$1,560
Portfolio turnover rateE	35%F	43%	57%	63%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered shares classes, with exception of Class F, were consolidated into a single share class. The surviving class is Fidelity U.S. Bond Index Fund (formerly Institutional Premium Class). Effective after the close of business on April 26, 2019, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed. Current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the following periods:

Investor Class, Premium Class and Institutional Class	September 1, 2018 through November 2, 2018
Class F	September 1, 2018 through April 26, 2019

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $258 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,258,720
Gross unrealized depreciation	(28,170)
Net unrealized appreciation (depreciation)	$2,230,550
Tax Cost	$42,565,040

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(17,749)
Net unrealized appreciation (depreciation) on securities and other investments	$2,230,550

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,458)
Long-term	(10,291)
Total capital loss carryforward	$(17,749)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$1,170,528	$ 951,073
Long-term Capital Gains	–	20,168
Total	$1,170,528	$ 971,241

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, the transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, in-kind transactions and U.S. government securities, aggregated $2,833,287 and $882,174, respectively.

Unaffiliated Redemptions In-Kind. During the period, 568,296 shares of the Fund were redeemed in-kind for investments, including accrued interest, cash with a value of $6,538,472. The net realized gain of $78,272 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. During July 2019, the Board approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

Prior to August 1, 2019, under the expense contract, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .025% of each class' average net assets on an annual basis with certain exceptions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $110 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. The Fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income.

8. Expense Reductions.

Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $6.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019	Year ended August 31, 2018
Distributions to shareholders
Investor Class	$1,372	$–
Premium Class	40,052	–
Institutional Class	18,667	–
Fidelity U.S. Bond Index Fund	999,816	–
Class F	110,621	–
Total	$1,170,528	$–
From net investment income
Investor Class	$–	$7,944
Premium Class	–	234,433
Institutional Class	–	109,741
Fidelity U.S. Bond Index Fund	–	464,286
Class F	–	134,669
Total	$–	$951,073
From net realized gain
Investor Class	$–	$197
Premium Class	–	5,410
Institutional Class	–	2,492
Fidelity U.S. Bond Index Fund	–	9,335
Class F	–	2,734
Total	$–	$20,168

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2019	Year ended August 31, 2018
Investor Class
Shares sold	2,848	16,300	$31,731	$186,248
Reinvestment of distributions	109	686	1,209	7,817
Shares redeemed	(31,133)	(17,284)	(344,333)	(197,588)
Net increase (decrease)	(28,176)	(298)	$(311,393)	$(3,523)
Premium Class
Shares sold	60,208	260,883	$670,313	$2,976,599
Reinvestment of distributions	3,358	19,886	37,328	226,485
Shares redeemed	(865,394)	(245,185)	(9,559,465)	(2,795,040)
Net increase (decrease)	(801,828)	35,584	$(8,851,824)	$408,044
Institutional Class
Shares sold	22,965	191,483	$244,669	$2,181,401
Reinvestment of distributions	1,574	9,639	17,504	109,759
Shares redeemed	(437,379)	(132,998)	(4,834,754)	(1,519,945)
Net increase (decrease)	(412,840)	68,124	$(4,572,581)	$771,215
Fidelity U.S. Bond Index Fund
Shares sold	2,635,092	799,021	$29,715,171	$9,094,365
Reinvestment of distributions	60,822	24,055	700,911	273,923
Shares redeemed	(825,667)	(318,163)	(9,457,497)	(3,610,663)
Net increase (decrease)	1,870,247	504,913	$20,958,585	$5,757,625
Class F
Shares sold	118,877	168,308	$1,341,579	$1,919,970
Reinvestment of distributions	8,547	12,078	96,300	137,403
Shares redeemed	(629,641)(a)	(52,129)	(7,224,120)(a)	(588,784)
Net increase (decrease)	(502,217)	128,257	$(5,786,241)	$1,468,589

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Fidelity U.S. Bond Index Fund	.03%
Actual		$1,000.00	$1,081.10	$.16
Hypothetical-C		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 33.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $737,154,975 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

UII-UDV-ANN-1019
1.925929.108

Fidelity® Series Government Money Market Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 8/31/19
1 - 7	61.8
8 - 30	18.7
31 - 60	10.7
61 - 90	2.9
91 - 180	4.6
> 180	1.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of August 31, 2019
U.S. Treasury Debt	8.5%
U.S. Government Agency Debt	49.4%
Repurchase Agreements	63.4%
Net Other Assets (Liabilities)*	(21.3)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

8/30/19
Fidelity® Series Government Money Market Fund	2.20%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

U.S. Treasury Debt - 8.5%
	Yield(a)	Principal Amount	Value
U.S. Treasury Obligations - 8.5%
U.S. Treasury Bills
9/5/19 to 8/13/20	1.83 to 2.49 (b)%	$519,898,000	$516,652,080
U.S. Treasury Notes
9/30/19 to 4/30/20	1.96 to 2.42 (c)	39,000,000	38,993,504
TOTAL U.S. TREASURY DEBT
(Cost $555,645,584)			555,645,584

U.S. Government Agency Debt - 49.4%
Federal Agencies - 49.4%
Fannie Mae
10/30/19 to 1/29/21	2.16 to 2.22 (c)(d)	80,000,000	80,000,000
Federal Farm Credit Bank
9/19/19 to 5/21/20	2.09 to 2.17 (c)(d)	18,000,000	17,999,426
Federal Home Loan Bank
9/3/19 to 7/23/21	1.98 to 2.47 (c)	2,922,000,000	2,919,623,127
Freddie Mac
9/3/19 to 12/14/20	2.05 to 2.49 (c)	231,900,000	231,840,174
TOTAL U.S. GOVERNMENT AGENCY DEBT
(Cost $3,249,462,727)			3,249,462,727

U.S. Government Agency Repurchase Agreement - 20.4%
	Maturity Amount	Value
In a joint trading account at 2.17% dated 8/30/19 due 9/3/19 (Collateralized by (U.S. Government Obligations)) #	$547,995,932	$547,864,000
With:
Barclays Bank PLC at:
2.16%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Government Obligations valued at $13,263,183, 4.00%, 3/20/49)	13,003,120	13,000,000
2.21%, dated 8/28/19 due 9/4/19 (Collateralized by U.S. Government Obligations valued at $14,285,261, 4.00%, 3/20/49)	14,006,016	14,000,000
BMO Capital Markets Corp. at 2.21%, dated 8/1/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $6,132,398, 2.50% - 5.50%, 7/1/28 - 9/1/49)	6,014,365	6,000,000
BMO Harris Bank NA at:
2.18%, dated 8/13/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $19,404,645, 2.50% - 6.00%, 5/1/23 - 11/20/67)	19,041,420	19,000,000
2.2%, dated 8/2/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $20,439,893, 2.50% - 6.00%, 10/1/21 - 7/20/69)	20,046,444	20,000,000
BNP Paribas, SA at:
2.04%, dated 8/27/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $18,473,541, 0.00% - 7.00%, 8/15/25 - 8/1/49)	18,063,240	18,000,000
2.17%, dated 8/19/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $19,472,942, 0.00% - 8.00%, 9/12/19 - 6/20/49)	19,034,358	19,000,000
2.18%, dated 7/23/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $20,562,323, 0.00% - 6.50%, 5/15/25 - 6/20/49)	20,109,000	20,000,000
2.19%, dated:
8/5/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $13,403,825, 0.00% - 8.00%, 11/15/22 - 6/20/49)	13,025,307	13,000,000
8/6/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $15,406,098, 0.00% - 6.50%, 11/15/22 - 6/20/49)	15,031,938	15,000,000
2.22%, dated 8/1/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $20,565,683, 0.00% - 6.50%, 11/15/20 - 6/20/49)	20,077,700	20,000,000
2.23%, dated:
7/19/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $12,333,697, 0.00% - 8.00%, 12/15/26 - 8/1/49)	12,044,600	12,000,000
7/22/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $19,538,530, 0.00% - 6.50%, 11/15/27 - 6/20/49)	19,070,617	19,000,000
BofA Securities, Inc. at:
2.1%, dated 8/29/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $18,365,356, 4.00%, 9/1/48)	18,033,600	18,000,000
2.17%, dated 8/19/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $38,795,046, 4.00%, 3/1/49)	38,071,007	38,000,000
CIBC Bank U.S.A. at:
2.17%, dated 8/16/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $35,738,844, 0.13% - 5.00%, 4/15/22 - 11/15/56)	35,071,731	35,000,000
2.19%, dated 8/15/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $21,444,880, 0.88% - 4.50%, 1/15/29 - 11/15/56)	21,040,880	21,000,000
Citibank NA at:
2.22%, dated 8/27/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $4,102,256, 0.00% - 6.63%, 9/12/19 - 3/15/60)	4,001,727	4,000,000
2.23%, dated 8/27/19 due 9/3/19 (Collateralized by U.S. Government Obligations valued at $21,429,541, 0.00% - 8.50%, 9/30/19 - 5/20/49)	21,009,106	21,000,000
Deutsche Bank AG, New York at 2.2%, dated 8/30/19 due 9/3/19 (Collateralized by Mortgage Loan Obligations valued at $9,272,266, 3.75%, 11/15/46)	9,002,200	9,000,000
Goldman Sachs & Co. at 2.2%, dated 8/28/19 due 9/4/19 (Collateralized by U.S. Government Obligations valued at $28,570,472, 3.00%, 5/1/48)	28,011,978	28,000,000
HSBC Securities, Inc. at 2.22%, dated 8/28/19 due 9/4/19 (Collateralized by U.S. Government Obligations valued at $21,427,925, 3.50% - 5.00%, 8/1/40 - 5/1/49)	21,009,065	21,000,000
ING Financial Markets LLC at:
2%, dated 8/29/19 due 11/27/19 (Collateralized by U.S. Government Obligations valued at $9,182,551, 3.00% - 4.69%, 4/1/20 - 7/1/52)	9,045,000	9,000,000
2.08%, dated 8/20/19 due 10/18/19 (Collateralized by U.S. Government Obligations valued at $4,083,301, 3.00% - 4.69%, 4/1/20 - 7/1/52)	4,013,636	4,000,000
2.19%, dated 8/8/19 due 9/9/19 (Collateralized by U.S. Government Obligations valued at $5,108,067, 3.00% - 4.50%, 5/1/36 - 7/1/52)	5,009,733	5,000,000
2.2%, dated 8/13/19 due 9/17/19
(Collateralized by U.S. Government Obligations valued at $10,213,091, 3.00% - 4.50%, 5/1/36 - 7/1/52)	10,021,389	10,000,000
(Collateralized by U.S. Government Obligations valued at $6,127,854, 3.00% - 4.69%, 4/1/20 - 7/1/52)	6,012,833	6,000,000
2.21%, dated 8/5/19 due 9/4/19 (Collateralized by U.S. Government Obligations valued at $16,349,054, 3.00% - 4.69%, 4/1/20 - 7/1/52)	16,029,467	16,000,000
2.3%, dated:
7/9/19 due 10/8/19 (Collateralized by U.S. Government Obligations valued at $6,141,897, 3.00% - 4.69%, 4/1/20 - 7/1/52)	6,034,883	6,000,000
7/10/19 due 10/7/19 (Collateralized by U.S. Government Obligations valued at $10,235,842, 3.00% - 4.69%, 4/1/20 - 7/1/52)	10,056,861	10,000,000
2.35%, dated:
6/20/19 due 9/18/19 (Collateralized by U.S. Government Obligations valued at $4,099,975, 3.00% - 4.69%, 4/1/20 - 7/1/52)	4,023,500	4,000,000
6/26/19 due 9/3/19 (Collateralized by U.S. Government Obligations valued at $5,122,972, 3.00% - 4.69%, 4/1/20 - 7/1/52)	5,022,521	5,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at:
2.21%, dated:
8/15/19 due 10/16/19 (Collateralized by U.S. Government Obligations valued at $16,339,035, 3.00% - 5.00%, 6/1/25 - 7/1/48)	16,060,898	16,000,000
8/16/19 due 10/17/19 (Collateralized by U.S. Government Obligations valued at $13,274,653, 3.50%, 12/1/47)	13,049,479	13,000,000
8/19/19 due 10/18/19 (Collateralized by U.S. Government Obligations valued at $12,252,010, 0.25% - 5.00%, 12/15/21 - 5/20/69)	12,044,200	12,000,000
8/20/19 due 10/21/19 (Collateralized by U.S. Government Obligations valued at $12,250,520, 2.71% - 5.00%, 8/1/32 - 10/1/45)	12,045,673	12,000,000
2.23%, dated 8/14/19 due 10/15/19 (Collateralized by U.S. Government Obligations valued at $10,212,637, 2.00% - 4.00%, 10/1/31 - 11/1/48)	10,038,406	10,000,000
2.25%, dated 8/13/19 due 10/11/19 (Collateralized by U.S. Government Obligations valued at $10,213,388, 3.00% - 3.91%, 7/1/39 - 11/1/42)	10,036,875	10,000,000
Morgan Stanley & Co., LLC at 2.17%, dated 8/30/19 due 9/3/19 (Collateralized by Mortgage Loan Obligations valued at $35,708,692, 2.50% - 6.00%, 12/11/20 - 9/1/49)	35,008,439	35,000,000
MUFG Securities (Canada), Ltd. at:
2.17%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Government Obligations valued at $14,283,484, 2.63% - 4.00%, 5/15/21 - 2/1/48)	14,003,376	14,000,000
2.21%, dated 8/16/19 due 10/17/19 (Collateralized by U.S. Government Obligations valued at $10,211,360, 2.63% - 5.00%, 9/30/23 - 5/1/49)	10,038,061	10,000,000
2.25%, dated 8/13/19 due 10/11/19 (Collateralized by U.S. Government Obligations valued at $7,149,436, 1.38% - 5.00%, 1/31/21 - 5/1/49)	7,025,813	7,000,000
RBC Financial Group at:
2.18%, dated:
8/8/19 due 9/6/19
(Collateralized by U.S. Government Obligations valued at $57,005,612, 3.37% - 5.00%, 6/1/34 - 4/1/49)	55,897,991	55,800,000
(Collateralized by U.S. Government Obligations valued at $9,213,605, 0.00% - 5.00%, 8/15/21 - 6/1/51)	9,015,805	9,000,000
8/9/19 due 9/6/19 (Collateralized by U.S. Government Obligations valued at $80,701,990, 2.90% - 4.00%, 7/1/29 - 10/1/48)	79,148,301	79,000,000
2.19%, dated 7/31/19 due 9/3/19 (Collateralized by U.S. Government Obligations valued at $20,449,968, 2.96% - 5.00%, 7/1/27 - 7/20/49)	20,041,367	20,000,000
TD Securities (U.S.A.) at 2.17%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Government Obligations valued at $14,283,443, 4.00%, 7/1/48)	14,003,376	14,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT
(Cost $1,342,664,000)		1,342,664,000

U.S. Treasury Repurchase Agreement - 43.0%
With:
Barclays Bank PLC at 2.15%, dated 8/30/19 due 9/3/19
(Collateralized by U.S. Treasury Obligations valued at $166,299,748, 2.75%, 11/30/20)	163,038,939	163,000,000
(Collateralized by U.S. Treasury Obligations valued at $142,174,058, 3.00%, 11/15/45)	138,032,967	138,000,000
(Collateralized by U.S. Treasury Obligations valued at $24,485,876, 2.50%, 1/31/21)	24,005,733	24,000,000
BMO Harris Bank NA at:
2.07%, dated 8/23/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,197,738, 2.50%, 8/15/23)	8,021,160	8,000,000
2.08%, dated 8/22/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,231,282, 2.13%, 8/15/21)	9,022,360	9,000,000
2.1%, dated 8/28/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,183,601, 2.00%, 11/15/21)	8,015,867	8,000,000
2.11%, dated 8/28/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,183,601, 2.00%, 11/15/21)	8,015,473	8,000,000
2.12%, dated 8/29/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,187,509, 2.63%, 2/15/29)	8,012,249	8,000,000
2.17%, dated 8/13/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $17,384,684, 3.5% - 3.63%, 2/15/20 - 5/15/20)	17,036,890	17,000,000
2.19%, dated 8/1/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,177,034, 2.88% - 3.63%, 2/15/20 - 11/15/46)	9,021,353	9,000,000
BNP Paribas, SA at:
2%, dated 8/20/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $10,207,985, 2.25% - 6.13%, 11/15/27 - 8/15/49)	10,051,111	10,000,000
2.01%, dated 8/29/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,167,618, 0.00% - 4.38%, 10/31/19 - 8/15/49)	8,027,247	8,000,000
2.03%, dated:
8/26/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $25,658,493, 2.25% - 4.75%, 2/15/37 - 8/15/49)	24,984,245	24,900,000
8/27/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $16,485,832, 2.13% - 7.63%, 9/30/24 - 2/15/49)	16,055,938	16,000,000
2.14%, dated 8/23/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $16,330,747, 0.00% - 6.13%, 11/7/19 - 8/15/45)	16,029,484	16,000,000
2.17%, dated:
7/17/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $29,727,921, 1.75% - 4.75%, 11/15/20 - 11/15/48)	29,157,325	29,000,000
8/16/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $26,548,794, 0.00% - 4.75%, 9/12/19 - 2/15/45)	26,053,286	26,000,000
2.18%, dated:
8/5/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $45,980,692, 1.63% - 4.75%, 8/31/20 - 8/15/49)	45,087,200	45,000,000
8/9/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $17,455,357, 0.00% - 4.75%, 9/12/19 - 2/15/45)	17,033,972	17,000,000
8/14/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $64,337,989, 0.00% - 4.75%, 9/12/19 - 8/15/49)	63,110,635	63,000,000
2.19%, dated:
7/11/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $30,700,607, 0.00% - 6.00%, 9/12/19 - 8/15/49)	30,167,900	30,000,000
7/12/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $27,628,963, 0.00% - 4.75%, 1/16/20 - 8/15/49)	27,147,825	27,000,000
2.2%, dated 8/2/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,198,026, 0.00% - 6.25%, 9/12/19 - 8/15/46)	9,020,900	9,000,000
2.21%, dated:
7/10/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $18,422,062, 0.00% - 6.00%, 10/10/19 - 8/15/49)	18,099,450	18,000,000
8/1/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $11,342,400, 0.00% - 4.75%, 4/23/20 - 11/15/47)	11,042,543	11,000,000
2.22%, dated:
7/18/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $40,918,361, 1.75% - 4.75%, 5/31/20 - 2/15/45)	40,148,000	40,000,000
7/19/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $59,797,214, 2.50% - 8.75%, 8/15/20 - 2/15/48)	58,214,600	58,000,000
7/22/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $21,642,472, 0.00% - 4.75%, 9/12/19 - 2/15/44)	21,077,700	21,000,000
7/24/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $13,293,665, 2.25% - 5.50%, 3/31/23 - 8/15/49)	13,048,902	13,000,000
2.23%, dated 7/16/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $22,584,756, 2.38% - 4.75%, 11/30/25 - 11/15/47)	22,080,404	22,000,000
2.25%, dated 6/21/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $19,498,986, 0.00% - 4.75%, 10/31/19 - 8/15/45)	19,106,875	19,000,000
2.29%, dated 7/8/19 due 9/5/19 (Collateralized by U.S. Treasury Obligations valued at $18,427,017, 0.00% - 6.25%, 9/12/19 - 8/15/49)	18,067,555	18,000,000
BofA Securities, Inc. at 2.16%, dated 8/19/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,247,528, 2.50%, 5/15/46)	8,014,880	8,000,000
CIBC Bank U.S.A. at:
2.07%, dated 8/22/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $4,122,605, 1.63% - 3.00%, 8/31/22 - 5/15/47)	4,012,650	4,000,000
2.16%, dated 8/16/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,258,928, 1.63% - 4.25%, 2/28/22 - 5/15/45)	9,018,360	9,000,000
2.17%, dated 8/14/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $6,131,194, 1.63% - 3.00%, 2/28/21 - 5/15/45)	6,013,020	6,000,000
2.18%, dated 8/2/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $20,484,045, 1.63% - 3.63%, 12/31/20 - 5/15/47)	20,038,756	20,000,000
Commerz Markets LLC at:
2.2%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $109,463,311, 1.50% - 3.13%, 4/15/21 - 11/15/45)	107,026,156	107,000,000
2.22%, dated:
8/27/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $18,405,132, 2.38% - 7.63%, 11/15/22 - 11/15/45)	18,007,770	18,000,000
8/28/19 due 9/4/19 (Collateralized by U.S. Treasury Obligations valued at $18,388,504, 1.13% - 8.75%, 8/15/20 - 2/15/44)	18,007,770	18,000,000
Credit AG at:
2.16%, dated 8/19/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $17,355,699, 1.13%, 8/31/21)	17,031,620	17,000,000
2.17%, dated 8/15/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $10,211,734, 1.13%, 8/31/21)	10,019,289	10,000,000
2.21%, dated 8/28/19 due 9/4/19 (Collateralized by U.S. Treasury Obligations valued at $7,212,725, 4.38%, 11/15/39)	7,003,008	7,000,000
Deutsche Bank AG, New York at:
2.19%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $26,526,462, 1.88%, 12/15/20)	26,006,327	26,000,000
2.22%, dated 8/28/19 due 9/4/19 (Collateralized by U.S. Treasury Obligations valued at $18,366,888, 1.88%, 12/15/20)	18,007,770	18,000,000
Deutsche Bank Securities, Inc. at 2.19%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $2,040,582, 2.13%, 5/31/26)	2,000,487	2,000,000
DNB Bank ASA at 2.15%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $39,789,709, 2.13% - 2.63%, 3/31/24 - 3/31/25)	39,009,317	39,000,000
Fixed Income Clearing Corp. - BNYM at 2.16%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $213,180,006, 1.88%, 2/28/22)	209,050,160	209,000,000
Goldman Sachs & Co. at 2.18%, dated 8/26/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $33,676,384, 0.00% - 2.00%, 3/26/20 - 8/15/22)	33,015,987	33,000,000
HSBC Securities, Inc. at 2.16%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $17,473,767, 2.38%, 4/30/20)	17,004,080	17,000,000
J.P. Morgan Securities, LLC at:
2.15%, dated 8/15/19 due 11/29/19 (Collateralized by U.S. Treasury Obligations valued at $8,169,331, 0.00% - 2.75%, 10/10/19 - 2/15/28)(c)(d)(e)	8,057,333	8,000,000
2.2%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $3,060,808, 0.00% - 2.13%, 10/10/19 - 3/31/24)	3,000,733	3,000,000
Lloyds Bank Corp. Markets PLC at:
2.03%, dated 9/3/19 due 10/31/19(f)	7,022,894	7,000,000
2.23%, dated 7/30/19 due 9/30/19 (Collateralized by U.S. Treasury Obligations valued at $5,136,993, 2.75%, 11/15/23)	5,019,203	5,000,000
2.26%, dated 7/18/19 due 9/18/19 (Collateralized by U.S. Treasury Obligations valued at $4,115,542, 2.25%, 11/15/27)	4,015,569	4,000,000
2.28%, dated 7/16/19 due 9/16/19 (Collateralized by U.S. Treasury Obligations valued at $9,236,916, 1.75%, 5/15/22)	9,035,340	9,000,000
Lloyds Bank PLC at:
2.24%, dated 7/24/19 due:
9/24/19 (Collateralized by U.S. Treasury Obligations valued at $9,200,837, 1.00%, 11/30/19)	9,034,720	9,000,000
9/27/19 (Collateralized by U.S. Treasury Obligations valued at $9,238,095, 1.88% - 6.00%, 5/31/22 - 2/15/26)	9,036,400	9,000,000
2.27%, dated 7/19/19 due 9/19/19 (Collateralized by U.S. Treasury Obligations valued at $4,129,503, 6.13%, 11/15/27)	4,015,638	4,000,000
2.29%, dated:
7/8/19 due 9/9/19 (Collateralized by U.S. Treasury Obligations valued at $9,237,560, 1.88% - 6.00%, 12/15/20 - 2/15/26)	9,036,068	9,000,000
7/12/19 due 9/12/19 (Collateralized by U.S. Treasury Obligations valued at $8,186,409, 1.00%, 11/30/19)	8,031,551	8,000,000
7/15/19 due 9/16/19 (Collateralized by U.S. Treasury Obligations valued at $9,203,569, 6.00% - 6.13%, 2/15/16 - 11/15/27)	9,036,068	9,000,000
2.3%, dated 7/3/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $7,202,778, 1.63% - 6.00%, 11/15/22 - 2/15/26)	7,027,728	7,000,000
Mizuho Securities U.S.A., Inc. at 2.15%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $110,164,071, 2.63%, 12/31/25)	108,025,800	108,000,000
MUFG Securities (Canada), Ltd. at 2.15%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $33,668,107, 1.38% - 3.00%, 7/31/20 - 2/15/27)	33,007,883	33,000,000
MUFG Securities EMEA PLC at:
2.07%, dated 8/23/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $25,511,572, 2.00% - 2.38%, 4/15/21 - 7/31/22)	25,060,375	25,000,000
2.09%, dated 8/19/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $7,143,061, 2.00% - 2.25%, 1/15/21 - 4/30/24)	7,018,694	7,000,000
2.14%, dated 8/20/19 due:
9/3/19 (Collateralized by U.S. Treasury Obligations valued at $13,425,647, 2.00% - 2.75%, 7/31/22 - 4/30/24)	13,010,819	13,000,000
9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,183,971, 2.00% - 2.25%, 3/31/21 - 4/30/24)	9,019,260	9,000,000
2.15%, dated 8/23/19 due:
9/3/19 (Collateralized by U.S. Treasury Obligations valued at $8,228,564, 1.88% - 2.75%, 2/28/22 - 8/31/23)	8,005,256	8,000,000
9/6/19 (Collateralized by U.S. Treasury Obligations valued at $3,072,042, 1.50% - 2.00%, 7/31/22 - 8/15/26)	3,003,404	3,000,000
2.16%, dated:
8/14/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,167,630, 2.00% - 2.25%, 8/15/21 - 4/30/24)	8,017,280	8,000,000
8/19/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $5,102,976, 2.00% - 2.25%, 7/31/22 - 4/30/24)	5,008,400	5,000,000
8/26/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $10,204,988, 1.63%, 5/15/26)	10,014,400	10,000,000
8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $64,249,951, 1.88% - 2.50%, 4/30/22 - 1/31/24)	63,015,120	63,000,000
2.21%, dated 7/25/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $7,158,425, 1.63% - 2.63%, 4/30/23 - 3/31/25)	7,023,205	7,000,000
2.23%, dated:
7/26/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $7,153,487, 1.63% - 2.63%, 8/15/22 - 3/31/25)	7,022,981	7,000,000
8/28/19 due 9/4/19 (Collateralized by U.S. Treasury Obligations valued at $35,708,114, 1.50%, 8/15/26)	35,015,176	35,000,000
Natixis SA at:
2.11%, dated 8/8/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $17,366,513, 0.00% - 8.13%, 12/5/19 - 2/15/27)	17,060,780	17,000,000
2.15%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $32,647,885, 1.50% - 2.88%, 8/15/22 - 11/15/42)	32,007,644	32,000,000
2.19%, dated 7/22/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,204,073, 0.00% - 2.88%, 10/17/19 - 5/15/27)	9,048,180	9,000,000
2.31%, dated 7/8/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $51,194,517, 0.00% - 7.25%, 9/19/19 - 11/15/47)	50,192,500	50,000,000
Norinchukin Bank at:
2.09%, dated 8/20/19 due 11/22/19 (Collateralized by U.S. Government Obligations valued at $9,185,428, 2.63%, 11/15/20)	9,049,115	9,000,000
2.1%, dated 8/16/19 due 11/19/19 (Collateralized by U.S. Government Obligations valued at $4,083,405, 1.50%, 8/15/26)	4,022,167	4,000,000
2.26%, dated 7/19/19 due 10/18/19 (Collateralized by U.S. Government Obligations valued at $9,204,271, 2.63%, 11/15/20)	9,051,415	9,000,000
2.3%, dated 7/17/19 due 10/17/19 (Collateralized by U.S. Government Obligations valued at $4,091,480, 1.50% - 3.63%, 2/15/20 - 8/15/26)	4,023,511	4,000,000
2.32%, dated 6/24/19 due 9/24/19 (Collateralized by U.S. Government Obligations valued at $8,195,291, 2.63%, 11/15/20)	8,047,431	8,000,000
2.35%, dated:
6/18/19 due 9/18/19 (Collateralized by U.S. Government Obligations valued at $4,099,479, 2.63%, 11/15/20)	4,024,022	4,000,000
6/19/19 due 9/18/19 (Collateralized by U.S. Government Obligations valued at $4,099,248, 1.50% - 3.63%, 2/15/20 - 8/15/26)	4,023,761	4,000,000
2.42%, dated:
6/4/19 due 9/5/19 (Collateralized by U.S. Government Obligations valued at $13,337,568, 1.50% - 3.63%, 2/15/20 - 8/15/26)	13,081,272	13,000,000
6/5/19 due 9/9/19 (Collateralized by U.S. Government Obligations valued at $21,543,857, 2.63%, 11/15/20)	21,135,520	21,000,000
RBC Dominion Securities at:
2%, dated 8/16/19 due 9/6/19
(Collateralized by U.S. Treasury Obligations valued at $9,189,238, 0.00% - 3.75%, 9/12/19 - 2/15/49)	9,045,500	9,000,000
(Collateralized by U.S. Treasury Obligations valued at $9,189,267, 1.50% - 3.75%, 5/31/20 - 11/15/46)	9,047,000	9,000,000
2.01%, dated 8/15/19 due 9/6/19
(Collateralized by U.S. Treasury Obligations valued at $9,189,827, 1.50% - 4.25%, 5/31/20 - 8/15/44)	9,045,225	9,000,000
(Collateralized by U.S. Treasury Obligations valued at $9,189,808, 1.13% - 4.25%, 2/28/21 - 11/15/43)	9,045,728	9,000,000
(Collateralized by U.S. Treasury Obligations valued at $13,274,217, 0.00% - 4.25%, 9/26/19 - 11/15/46)	13,066,777	13,000,000
2.14%, dated 8/29/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $8,162,763, 1.13% - 6.50%, 7/15/21 - 2/15/46)	8,010,462	8,000,000
2.17%, dated 8/15/19 due 9/6/19
(Collateralized by U.S. Treasury Obligations valued at $9,190,605, 1.75% - 4.25%, 1/15/22 - 11/15/43)	9,017,360	9,000,000
(Collateralized by U.S. Treasury Obligations valued at $9,190,567, 1.13% - 4.25%, 5/31/20 - 5/15/46)	9,017,903	9,000,000
2.2%, dated:
8/1/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $11,242,948, 1.13% - 6.50%, 4/30/20 - 11/15/48)	11,022,183	11,000,000
8/2/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,236,743, 1.75% - 6.50%, 3/15/21 - 11/15/46)	9,026,400	9,000,000
RBC Financial Group at:
2.16%, dated 8/19/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $9,188,311, 0.00% - 7.63%, 6/18/20 - 2/15/47)	9,016,740	9,000,000
2.17%, dated 8/8/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $6,129,684, 1.13% - 7.63%, 1/31/21 - 2/15/47)	6,010,488	6,000,000
2.18%, dated 7/31/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $9,199,000, 1.13% - 7.63%, 2/28/21 - 2/15/47)	9,018,530	9,000,000
RBS Securities, Inc. at 2.23%, dated 8/27/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $36,735,968, 2.00%, 10/31/22)	36,015,610	36,000,000
SMBC Nikko Securities America, Inc. at 2.16%, dated 8/30/19 due 9/3/19 (Collateralized by U.S. Treasury Obligations valued at $484,341,271, 2.13% - 2.88%, 10/31/20 - 4/30/23)	475,114,000	475,000,000
Societe Generale at:
2.17%, dated 8/23/19 due 9/23/19 (Collateralized by U.S. Treasury Obligations valued at $10,207,204, 0.00% - 6.75%, 11/7/19 - 8/15/47)	10,018,686	10,000,000
2.2%, dated:
8/6/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $34,739,762, 0.00% - 6.75%, 11/7/19 - 8/15/47)	34,064,411	34,000,000
8/9/19 due 9/10/19 (Collateralized by U.S. Treasury Obligations valued at $17,366,763, 0.00% - 8.75%, 10/15/19 - 8/15/47)	17,033,244	17,000,000
2.34%, dated 7/8/19 due 9/6/19 (Collateralized by U.S. Treasury Obligations valued at $18,432,223, 0.00% - 8.75%, 10/31/19 - 8/15/45)	18,070,200	18,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT
(Cost $2,825,900,000)		2,825,900,000
TOTAL INVESTMENT IN SECURITIES - 121.3%
(Cost $7,973,672,311)		7,973,672,311
NET OTHER ASSETS (LIABILITIES) - (21.3)%		(1,401,200,303)
NET ASSETS - 100%		$6,572,472,008

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

 (b) Security or a portion of the security was sold in a reverse repurchase transaction and pledged for the benefit of the counterparty, J.P. Morgan Securities, LLC, as collateral to secure the future obligations of the Fund to repurchase the securities at an agreed-upon date and price within 7 days of period end. At period end, the value of securities pledged by the Fund for reverse repurchase transactions was $2,999,180 and the principal amount of obligations of the Fund with respect to reverse repurchase transactions was $3,000,000.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) The maturity amount is based on the rate at period end.

 (f) Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$547,864,000 due 9/03/19 at 2.17%
BNY Mellon Capital Markets LLC	$25,171,000
Bank of America NA	58,137,000
Bank of Nova Scotia	7,147,000
Citibank NA	24,901,000
Credit Agricole CIB New York Branch	14,534,000
HSBC Securities (USA), Inc.	10,635,000
ING Financial Markets LLC	5,538,000
J.P. Morgan Securities, Inc.	91,908,000
Mitsubishi UFJ Securities (USA)	9,673,000
Mizuho Securities USA, Inc.	25,655,000
Nomura Securities International Inc.	21,129,000
Sumitomo Mitsui Banking Corp NY (DI)	85,360,000
Sumitomo Mitsui Banking Corp (REPO)	73,781,000
Wells Fargo Securities LLC	94,295,000
$547,864,000

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value (including repurchase agreements of $4,168,564,000) — See accompanying schedule: Unaffiliated issuers (cost $7,973,672,311)		$7,973,672,311
Cash		839
Receivable for fund shares sold		31,213,194
Interest receivable		7,859,614
Total assets		8,012,745,958
Liabilities
Payable for investments purchased	$44,881,809
Payable for fund shares redeemed	1,392,357,450
Payable for reverse repurchase agreement	3,000,000
Other payables and accrued expenses	34,691
Total liabilities		1,440,273,950
Net Assets		$6,572,472,008
Net Assets consist of:
Paid in capital		$6,572,380,888
Total distributable earnings (loss)		91,120
Net Assets, for 6,572,380,888 shares outstanding		$6,572,472,008
Net Asset Value, offering price and redemption price per share ($6,572,472,008 ÷ 6,572,380,888 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$176,422,630
Expenses
Custodian fees and expenses	$87,165
Independent trustees' fees and expenses	35,719
Interest	187,279
Total expenses before reductions	310,163
Expense reductions	(5,124)
Total expenses after reductions		305,039
Net investment income (loss)		176,117,591
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		30,301
Total net realized gain (loss)		30,301
Net increase in net assets resulting from operations		$176,147,892

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$176,117,591	$152,823,506
Net realized gain (loss)	30,301	43,206
Net increase in net assets resulting from operations	176,147,892	152,866,712
Distributions to shareholders	(176,119,431)	–
Distributions to shareholders from net investment income	–	(152,824,482)
Total distributions	(176,119,431)	(152,824,482)
Share transactions
Proceeds from sales of shares	3,196,680,621	4,249,397,019
Reinvestment of distributions	176,091,392	149,342,233
Cost of shares redeemed	(4,640,078,198)	(5,003,702,808)
Net increase (decrease) in net assets and shares resulting from share transactions	(1,267,306,185)	(604,963,556)
Total increase (decrease) in net assets	(1,267,277,724)	(604,921,326)
Net Assets
Beginning of period	7,839,749,732	8,444,671,058
End of period	$6,572,472,008	$7,839,749,732
Other Information
Shares
Sold	3,196,680,621	4,249,397,019
Issued in reinvestment of distributions	176,091,392	149,342,233
Redeemed	(4,640,078,198)	(5,003,702,808)
Net increase (decrease)	(1,267,306,185)	(604,963,556)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Government Money Market Fund

Years ended August 31,	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.024	.015	.006	.001
Net realized and unrealized gain (loss)B	–	–	–	–
Total from investment operations	.024	.015	.006	.001
Distributions from net investment income	(.024)	(.015)	(.006)	(.001)
Total distributions	(.024)	(.015)	(.006)	(.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total ReturnC,D	2.38%	1.53%	.58%	.08%
Ratios to Average Net AssetsE
Expenses before reductions	- %F	- %F	.13%	.20%G
Expenses net of fee waivers, if any	- %F	- %F	.10%	.14%G
Expenses net of all reductions	- %F	- %F	.10%	.14%G
Net investment income (loss)	2.35%	1.54%	.62%	.23%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,572,472	$7,839,750	$8,444,671	$2,306,850

 A For the period April 22, 2016 (commencement of operations) to August 31, 2016.

 B Amount represents less than $.0005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Series Government Money Market Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$–
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$–
Tax Cost	$7,973,672,311

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$91,119

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$176,119,431	$ 152,824,482

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by cash or government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance its yield, the Fund may enter into reverse repurchase transactions under master repurchase agreements whereby the Fund sells securities to a counterparty in return for cash and agrees to repurchase those securities at a future date and agreed upon price. During the period that reverse repurchase transactions are outstanding, the Fund identifies the securities as pledged in its records with an initial value at least equal to its principal obligation under the agreement. The cash proceeds received by the Fund may be invested in other securities. To the extent cash proceeds received from the counterparty exceed the value of the securities sold, the counterparty may request additional collateral from the Fund. If the counterparty defaults on its obligation, because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities sold. Information regarding securities sold under a reverse repurchase agreement is included at the end of the Fund's Schedule of Investments and the cash proceeds are recorded as a liability in the accompanying Statement of Assets and Liabilities. The Fund continues to receive interest and dividend payments on the securities sold during the term of the reverse repurchase agreement. During the period, the average principal balance of reverse repurchase transactions was $7,722,724 and the weighted average interest rate was 2.24% with payments included in the Statement of Operations as a component of interest expense.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

4. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,124.

5. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Government Money Market Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2019 and for the period April 22, 2016 (commencement of operations) through August 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the three years in the period ended August 31, 2019 and for the period April 22, 2016 (commencement of operations) through August 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,012.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 55.77% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

GVM-ANN-1019
1.9878695.103

Fidelity Flex℠ Funds Fidelity Flex℠ U.S. Bond Index Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ U.S. Bond Index Fund	10.28%	5.20%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ U.S. Bond Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,340	Fidelity Flex℠ U.S. Bond Index Fund
11,348	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2019, the fund gained 10.28% about in line, net of fees, with the 10.17% return of the Bloomberg Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark was slightly bolstered by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern Time, while the benchmark is priced at 3:00 p.m. This led to a reported performance differential, particularly due to pricing dispersion on the last day of the period. Bonds were bolstered by expectations of declining interest rates amid muted inflation and a global growth slowdown that was exacerbated by escalating trade tension between the U.S and China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	69.2%
AAA	3.9%
AA	3.3%
A	9.9%
BBB	13.5%
BB and Below	0.5%
Short-Term Investments and Net Other Assets*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	26.2%
U.S. Government and U.S. Government Agency Obligations	69.2%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	1.1%
Municipal Bonds	0.5%
Other Investments	3.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.3)%

 * Foreign investments - 8.3%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.2%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
3.4% 5/15/25	$424,000	$445,337
3.6% 7/15/25	219,000	230,796
4.65% 6/1/44	110,000	120,254
4.85% 3/1/39	66,000	75,896
4.9% 8/15/37	480,000	549,136
5.15% 2/15/50	60,000	71,220
5.25% 3/1/37	150,000	178,308
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	300,000	328,335
5.462% 2/16/21	100,000	104,664
Verizon Communications, Inc.:
4.016% 12/3/29 (a)	150,000	169,424
4.125% 3/16/27	60,000	66,953
5.012% 8/21/54	214,000	276,799
5.5% 3/16/47	342,000	459,065
		3,076,187
Entertainment - 0.2%
The Walt Disney Co.:
3.7% 10/15/25 (a)	434,000	471,519
4.125% 6/1/44	192,000	233,387
		704,906
Media - 0.9%
CBS Corp. 4% 1/15/26	176,000	188,619
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
5.125% 7/1/49	200,000	218,464
5.75% 4/1/48	150,000	175,005
Comcast Corp.:
1.625% 1/15/22	1,030,000	1,025,995
3.7% 4/15/24	100,000	107,102
4.15% 10/15/28	150,000	170,184
4.7% 10/15/48	174,000	217,705
4.95% 10/15/58	100,000	129,843
6.95% 8/15/37	207,000	308,304
Discovery Communications LLC 3.25% 4/1/23	176,000	181,505
Fox Corp.:
4.709% 1/25/29 (a)	70,000	81,086
5.476% 1/25/39 (a)	164,000	204,921
5.576% 1/25/49 (a)	56,000	72,862
		3,081,595
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV 3.625% 4/22/29	200,000	215,158
Rogers Communications, Inc. 2.9% 11/15/26	90,000	92,974
Vodafone Group PLC:
3.75% 1/16/24	300,000	317,368
4.375% 5/30/28	250,000	280,454
		905,954

TOTAL COMMUNICATION SERVICES		7,768,642

CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.3%
American Honda Finance Corp. 3.55% 1/12/24	428,000	457,060
Ford Motor Co. 5.291% 12/8/46	112,000	107,906
General Motors Co.:
4.2% 10/1/27	90,000	92,808
6.75% 4/1/46	255,000	303,514
General Motors Financial Co., Inc.:
3.25% 1/5/23	70,000	71,205
4.375% 9/25/21	214,000	221,635
		1,254,128
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	240,000	260,495
4.3% 2/21/48	30,000	33,911
Northwestern University 3.868% 12/1/48	120,000	145,697
		440,103
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp. 4.45% 3/1/47	153,000	179,787
Starbucks Corp. 4% 11/15/28	350,000	395,553
		575,340
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
2.8% 8/22/24	117,000	122,141
3.875% 8/22/37	150,000	174,165
4.05% 8/22/47	228,000	279,809
		576,115
Multiline Retail - 0.3%
Dollar Tree, Inc.:
3.7% 5/15/23	210,000	218,710
4% 5/15/25	478,000	505,301
Nordstrom, Inc. 4% 3/15/27	110,000	112,241
Target Corp. 3.9% 11/15/47	160,000	188,991
		1,025,243
Specialty Retail - 0.5%
Lowe's Companies, Inc.:
3.65% 4/5/29	210,000	228,174
4.05% 5/3/47	132,000	143,500
The Home Depot, Inc.:
2% 4/1/21	1,202,000	1,204,381
4.25% 4/1/46	150,000	182,519
4.5% 12/6/48	100,000	127,252
		1,885,826

TOTAL CONSUMER DISCRETIONARY		5,756,755

CONSUMER STAPLES - 1.9%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 3.65% 2/1/26	316,000	339,302
Anheuser-Busch InBev Worldwide, Inc.:
4.15% 1/23/25	100,000	109,502
4.6% 4/15/48	377,000	438,253
5.8% 1/23/59 (Reg. S)	260,000	354,783
Constellation Brands, Inc. 3.6% 2/15/28	132,000	140,362
Dr. Pepper Snapple Group, Inc. 4.417% 5/25/25	150,000	164,002
Molson Coors Brewing Co. 3% 7/15/26	254,000	257,112
PepsiCo, Inc.:
2.25% 5/2/22	632,000	639,186
3% 10/15/27	100,000	107,239
		2,549,741
Food & Staples Retailing - 0.2%
Kroger Co. 5.4% 1/15/49	70,000	82,918
Walgreens Boots Alliance, Inc. 3.45% 6/1/26	195,000	202,489
Walmart, Inc.:
3.4% 6/26/23	100,000	105,887
3.7% 6/26/28	140,000	157,264
5.625% 4/15/41	169,000	244,918
		793,476
Food Products - 0.4%
Campbell Soup Co. 4.15% 3/15/28	260,000	280,647
Conagra Brands, Inc.:
4.85% 11/1/28	280,000	320,747
5.3% 11/1/38	31,000	36,303
General Mills, Inc. 4.2% 4/17/28	200,000	225,409
H.J. Heinz Co.:
3% 6/1/26	100,000	98,352
4.375% 6/1/46	110,000	105,708
Tyson Foods, Inc. 4% 3/1/26	160,000	174,405
		1,241,571
Tobacco - 0.6%
Altria Group, Inc.:
3.875% 9/16/46	204,000	200,377
4.8% 2/14/29	30,000	33,971
5.8% 2/14/39	100,000	123,397
5.95% 2/14/49	110,000	141,227
BAT Capital Corp.:
3.222% 8/15/24	200,000	205,731
3.557% 8/15/27	450,000	461,161
4.54% 8/15/47	128,000	128,386
Philip Morris International, Inc. 2.125% 5/10/23	820,000	818,707
Reynolds American, Inc. 4.45% 6/12/25	140,000	151,601
		2,264,558

TOTAL CONSUMER STAPLES		6,849,346

ENERGY - 3.3%
Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp. 6.6% 3/15/46	50,000	66,669
Apache Corp. 4.375% 10/15/28	360,000	369,976
Boardwalk Pipelines LP 4.95% 12/15/24	102,000	109,669
Canadian Natural Resources Ltd.:
3.85% 6/1/27	152,000	161,002
4.95% 6/1/47	40,000	47,821
Cenovus Energy, Inc. 5.4% 6/15/47	286,000	325,175
Chevron Corp. 2.954% 5/16/26	231,000	244,322
ConocoPhillips Co. 4.95% 3/15/26	366,000	425,020
Devon Energy Corp. 5% 6/15/45	65,000	76,437
Ecopetrol SA:
5.875% 9/18/23	500,000	557,700
7.375% 9/18/43	60,000	80,663
Enbridge, Inc. 3.5% 6/10/24	164,000	171,778
Energy Transfer Partners LP:
4.95% 6/15/28	147,000	164,442
5.3% 4/15/47	50,000	54,357
Enterprise Products Operating LP:
2.85% 4/15/21	831,000	840,332
3.95% 2/15/27	214,000	233,716
4.25% 2/15/48	150,000	163,100
4.8% 2/1/49	56,000	65,797
Equinor ASA:
2.9% 11/8/20	250,000	252,730
3.625% 9/10/28	130,000	143,591
Exxon Mobil Corp. 2.222% 3/1/21	794,000	798,827
Kinder Morgan, Inc.:
3.15% 1/15/23	110,000	113,025
5.05% 2/15/46	50,000	56,399
5.2% 3/1/48	264,000	310,711
Magellan Midstream Partners LP 5% 3/1/26	147,000	166,834
Marathon Petroleum Corp.:
4.5% 4/1/48	280,000	298,106
4.75% 12/15/23	35,000	38,138
MPLX LP:
4.125% 3/1/27	60,000	63,248
4.5% 4/15/38	150,000	155,638
4.7% 4/15/48	226,000	232,708
Noble Energy, Inc.:
4.95% 8/15/47	100,000	111,259
5.05% 11/15/44	70,000	77,809
Occidental Petroleum Corp.:
2.9% 8/15/24	240,000	242,244
3.2% 8/15/26	37,000	37,383
3.5% 8/15/29	117,000	119,203
4.2% 3/15/48	50,000	50,310
4.3% 8/15/39	17,000	17,789
4.4% 8/15/49	17,000	17,731
ONEOK, Inc.:
4% 7/13/27	80,000	84,157
5.2% 7/15/48	22,000	24,772
Petroleos Mexicanos:
5.35% 2/12/28	100,000	94,700
5.5% 6/27/44	70,000	59,759
6.35% 2/12/48	340,000	312,545
6.375% 1/23/45	120,000	110,606
6.5% 1/23/29	160,000	161,500
Phillips 66 Co. 3.9% 3/15/28	380,000	413,110
Plains All American Pipeline LP/PAA Finance Corp. 5.75% 1/15/20	168,000	169,826
Shell International Finance BV:
1.75% 9/12/21	1,227,000	1,225,074
3.75% 9/12/46	106,000	120,810
Spectra Energy Partners LP 4.75% 3/15/24	151,000	165,213
Suncor Energy, Inc. 4% 11/15/47	114,000	125,579
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	80,000	89,230
Total Capital International SA 3.75% 4/10/24	165,000	177,603
TransCanada PipeLines Ltd. 4.875% 5/15/48	80,000	95,163
Valero Energy Corp. 4.35% 6/1/28	70,000	76,207
Williams Partners LP:
3.35% 8/15/22	190,000	194,787
3.75% 6/15/27	460,000	480,107
		11,642,407
FINANCIALS - 7.5%
Banks - 3.6%
Bank of America Corp.:
2.625% 4/19/21	1,404,000	1,417,567
3.194% 7/23/30 (b)	100,000	104,421
3.419% 12/20/28 (b)	445,000	469,620
3.974% 2/7/30 (b)	65,000	72,051
4.271% 7/23/29 (b)	250,000	282,178
4.33% 3/15/50 (b)	200,000	243,400
Barclays PLC:
3.932% 5/7/25 (b)	200,000	205,614
4.375% 1/12/26	210,000	221,628
4.95% 1/10/47	200,000	219,623
BB&T Corp. 2.75% 4/1/22	140,000	142,480
Citigroup, Inc.:
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (b)(c)	200,000	211,998
3.142% 1/24/23 (b)	90,000	92,030
3.2% 10/21/26	80,000	83,484
3.98% 3/20/30 (b)	150,000	165,793
4.65% 7/23/48	75,000	94,166
4.75% 5/18/46	208,000	252,002
Credit Suisse Group Funding Guernsey Ltd. 3.8% 6/9/23	500,000	524,927
Fifth Third Bancorp 3.95% 3/14/28	50,000	55,428
HSBC Holdings PLC:
2.65% 1/5/22	489,000	493,889
4.292% 9/12/26 (b)	200,000	215,500
4.375% 11/23/26	400,000	430,026
Japan Bank International Cooperation:
2.375% 11/16/22	400,000	407,877
2.5% 5/23/24	200,000	207,120
JPMorgan Chase & Co.:
2.7% 5/18/23	470,000	480,892
2.95% 10/1/26	190,000	197,098
3.22% 3/1/25 (b)	340,000	355,403
4.452% 12/5/29 (b)	170,000	195,486
5.6% 7/15/41	325,000	452,692
Lloyds Bank PLC 3% 1/11/22	800,000	810,445
Mitsubishi UFJ Financial Group, Inc.:
2.801% 7/18/24	200,000	204,773
3.195% 7/18/29	400,000	419,200
3.961% 3/2/28	100,000	111,349
National Australia Bank Ltd. 2.875% 4/12/23	250,000	257,097
Oesterreichische Kontrollbank 1.875% 1/20/21	250,000	250,671
Rabobank Nederland 3.75% 7/21/26	250,000	261,745
Rabobank Nederland New York Branch 2.75% 1/10/23	250,000	256,705
Regions Financial Corp. 2.75% 8/14/22	101,000	102,778
Royal Bank of Canada 4.65% 1/27/26	210,000	234,236
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	60,000	61,725
Sumitomo Mitsui Financial Group, Inc.:
3.102% 1/17/23	288,000	297,094
3.936% 10/16/23	120,000	128,350
Wells Fargo & Co.:
3% 10/23/26	100,000	103,940
3.75% 1/24/24	40,000	42,599
4.75% 12/7/46	388,000	475,984
Westpac Banking Corp.:
2.75% 1/11/23	306,000	314,254
3.65% 5/15/23	160,000	169,430
		12,796,768
Capital Markets - 1.2%
Bank New York Mellon Corp. 3.5% 4/28/23	230,000	242,477
BlackRock, Inc. 4.25% 5/24/21	152,000	158,208
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	99,394
4.1% 1/13/26	154,000	153,922
Goldman Sachs Group, Inc.:
3.85% 1/26/27	960,000	1,025,126
5.15% 5/22/45	330,000	402,421
5.25% 7/27/21	393,000	415,247
IntercontinentalExchange, Inc. 3.75% 9/21/28	100,000	111,082
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.457% 4/22/39 (b)(c)	120,000	142,399
3.125% 1/23/23	795,000	819,716
3.625% 1/20/27	160,000	171,182
4.375% 1/22/47	224,000	272,371
5.75% 1/25/21	369,000	387,140
		4,400,685
Consumer Finance - 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	150,000	150,492
3.3% 1/23/23	401,000	411,008
4.45% 10/1/25	150,000	160,893
4.5% 5/15/21	163,000	168,150
American Express Co.:
2.5% 8/1/22	150,000	152,109
3.4% 2/27/23	50,000	52,234
Capital One Financial Corp.:
3.2% 1/30/23	80,000	82,429
3.8% 1/31/28	438,000	466,965
Discover Financial Services 4.5% 1/30/26	208,000	229,720
Ford Motor Credit Co. LLC:
4.14% 2/15/23	200,000	205,109
5.875% 8/2/21	221,000	232,626
John Deere Capital Corp.:
2.8% 3/6/23	270,000	277,855
2.8% 9/8/27	290,000	302,888
Synchrony Financial:
3.95% 12/1/27	380,000	393,941
4.375% 3/19/24	100,000	106,816
5.15% 3/19/29	109,000	122,753
Toyota Motor Credit Corp.:
2.15% 9/8/22	100,000	100,866
2.7% 1/11/23	50,000	51,443
		3,668,297
Diversified Financial Services - 1.1%
Berkshire Hathaway Finance Corp. 4.2% 8/15/48	130,000	156,211
Berkshire Hathaway, Inc. 3.125% 3/15/26	92,000	97,530
BP Capital Markets America, Inc. 2.52% 9/19/22	620,000	629,047
Brixmor Operating Partnership LP 4.125% 5/15/29	44,000	47,600
Broadcom Corp./Broadcom Cayman LP:
2.65% 1/15/23	70,000	69,907
3% 1/15/22	167,000	168,355
Cigna Corp.:
3.75% 7/15/23	100,000	105,126
4.125% 11/15/25	99,000	107,709
4.375% 10/15/28	100,000	111,820
4.8% 8/15/38	80,000	92,492
4.9% 12/15/48	80,000	94,671
Export Development Canada 2.625% 2/21/24	500,000	524,280
GE Capital International Funding Co. 4.418% 11/15/35	400,000	406,407
KfW:
2.375% 12/29/22	815,000	838,822
2.5% 11/20/24	280,000	294,426
Landwirtschaftliche Rentenbank 3.125% 11/14/23	170,000	181,146
		3,925,549
Insurance - 0.6%
ACE INA Holdings, Inc. 4.35% 11/3/45	74,000	93,436
American International Group, Inc.:
3.3% 3/1/21	320,000	325,296
4.5% 7/16/44	115,000	131,466
4.7% 7/10/35	200,000	229,953
4.75% 4/1/48	40,000	47,701
Aon PLC 4.75% 5/15/45	140,000	169,370
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	250,000	253,781
4.4% 3/15/48	30,000	35,020
Marsh & McLennan Companies, Inc.:
4.2% 3/1/48	40,000	46,839
4.9% 3/15/49	120,000	155,795
MetLife, Inc. 4.6% 5/13/46	90,000	112,011
Prudential Financial, Inc.:
3.878% 3/27/28	70,000	78,417
4.418% 3/27/48	100,000	119,046
5.7% 9/15/48 (b)	74,000	80,805
The Travelers Companies, Inc. 4.05% 3/7/48	74,000	88,294
		1,967,230

TOTAL FINANCIALS		26,758,529

HEALTH CARE - 2.3%
Biotechnology - 0.3%
AbbVie, Inc.:
4.25% 11/14/28	92,000	100,071
4.3% 5/14/36	25,000	26,515
4.45% 5/14/46	150,000	157,604
Amgen, Inc.:
3.2% 11/2/27	70,000	73,738
4.663% 6/15/51	100,000	119,169
Celgene Corp.:
3.875% 8/15/25	80,000	86,849
4.55% 2/20/48	204,000	250,144
Gilead Sciences, Inc.:
4.15% 3/1/47	112,000	126,715
4.75% 3/1/46	50,000	60,824
		1,001,629
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 4.669% 6/6/47	290,000	350,834
Boston Scientific Corp.:
4% 3/1/29	100,000	111,545
4.7% 3/1/49	100,000	124,037
Medtronic Global Holdings SCA 3.35% 4/1/27	100,000	108,641
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	175,000	184,279
		879,336
Health Care Providers & Services - 0.7%
Aetna, Inc. 3.875% 8/15/47	180,000	179,574
Allina Health System, Inc. 3.887% 4/15/49	40,000	47,198
Anthem, Inc. 4.101% 3/1/28	130,000	141,750
Cardinal Health, Inc.:
3.41% 6/15/27	160,000	162,203
4.368% 6/15/47	30,000	29,008
CVS Health Corp.:
2.875% 6/1/26	60,000	60,377
3% 8/15/26	38,000	38,465
3.7% 3/9/23	50,000	52,285
4.78% 3/25/38	412,000	462,001
5.05% 3/25/48	120,000	139,819
Express Scripts Holding Co.:
3.05% 11/30/22	110,000	112,674
4.8% 7/15/46	230,000	263,062
Kaiser Foundation Hospitals 4.15% 5/1/47	60,000	73,977
UnitedHealth Group, Inc.:
2.375% 8/15/24	100,000	101,576
3.7% 8/15/49	90,000	98,379
3.85% 6/15/28	130,000	144,589
4.45% 12/15/48	68,000	82,568
4.75% 7/15/45	182,000	226,681
WellPoint, Inc. 3.125% 5/15/22	140,000	143,409
		2,559,595
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	173,000	186,150
Pharmaceuticals - 1.0%
Actavis Funding SCS:
4.55% 3/15/35	50,000	53,787
4.75% 3/15/45	100,000	109,683
AstraZeneca PLC 3.125% 6/12/27	140,000	147,207
Bayer U.S. Finance II LLC 2.85% 4/15/25 (a)	177,000	171,077
Bristol-Myers Squibb Co.:
3.2% 6/15/26 (a)	100,000	105,813
3.4% 7/26/29 (a)	100,000	108,252
4.125% 6/15/39 (a)	100,000	116,056
4.25% 10/26/49 (a)	100,000	120,285
GlaxoSmithKline Capital PLC 3% 6/1/24	200,000	208,167
GlaxoSmithKline Capital, Inc. 3.375% 5/15/23	240,000	251,589
Johnson & Johnson 3.4% 1/15/38	238,000	260,329
Merck & Co., Inc. 3.7% 2/10/45	212,000	242,723
Mylan NV 5.2% 4/15/48	74,000	80,689
Novartis Capital Corp. 2.4% 5/17/22	670,000	680,894
Pfizer, Inc.:
3.2% 9/15/23	80,000	84,002
3.45% 3/15/29	100,000	109,488
3.9% 3/15/39	70,000	80,443
4% 12/15/36	190,000	220,791
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	444,000	461,809
Zoetis, Inc. 3% 9/12/27	50,000	51,938
		3,665,022

TOTAL HEALTH CARE		8,291,732

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.6%
General Dynamics Corp. 3.75% 5/15/28	100,000	112,761
Lockheed Martin Corp. 4.09% 9/15/52	79,000	95,138
Northrop Grumman Corp.:
3.25% 1/15/28	100,000	106,230
4.03% 10/15/47	178,000	206,087
Rockwell Collins, Inc. 4.35% 4/15/47	100,000	117,850
The Boeing Co.:
2.8% 3/1/23	270,000	276,807
3.2% 3/1/29	320,000	340,931
3.75% 2/1/50	70,000	77,944
United Technologies Corp.:
3.65% 8/16/23	400,000	424,456
3.75% 11/1/46	100,000	111,023
3.95% 8/16/25	80,000	87,820
4.125% 11/16/28	220,000	251,747
		2,208,794
Air Freight & Logistics - 0.1%
FedEx Corp.:
4.05% 2/15/48	80,000	81,731
4.95% 10/17/48	40,000	46,742
United Parcel Service, Inc. 6.2% 1/15/38	134,000	187,624
		316,097
Commercial Services & Supplies - 0.1%
Republic Services, Inc. 3.95% 5/15/28	200,000	224,269
Waste Management, Inc.:
2.4% 5/15/23	250,000	253,432
3.15% 11/15/27	50,000	53,273
		530,974
Industrial Conglomerates - 0.2%
3M Co.:
2.375% 8/26/29	130,000	130,065
3.25% 8/26/49	100,000	101,192
General Electric Co. 4.5% 3/11/44	200,000	202,191
Honeywell International, Inc. 2.3% 8/15/24	190,000	194,125
		627,573
Machinery - 0.2%
Caterpillar Financial Services Corp. 2.55% 11/29/22	518,000	527,002
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29	180,000	195,231
		722,233
Road & Rail - 0.4%
Burlington Northern Santa Fe LLC:
4.05% 6/15/48	182,000	213,904
4.15% 12/15/48	100,000	119,883
CSX Corp.:
3.8% 3/1/28	50,000	55,044
4.3% 3/1/48	150,000	174,452
4.75% 11/15/48	160,000	197,177
Norfolk Southern Corp. 3.95% 10/1/42	185,000	203,503
Union Pacific Corp.:
3.7% 3/1/29	170,000	188,920
4% 4/15/47	90,000	101,671
		1,254,554
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3.375% 6/1/21	166,000	168,743
3.625% 12/1/27	140,000	145,888
4.625% 10/1/28	350,000	391,513
		706,144

TOTAL INDUSTRIALS		6,366,369

INFORMATION TECHNOLOGY - 2.7%
Communications Equipment - 0.2%
Cisco Systems, Inc. 1.85% 9/20/21	940,000	939,303
Electronic Equipment & Components - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	211,000	217,709
4.9% 10/1/26 (a)	450,000	481,085
5.45% 6/15/23 (a)	230,000	249,984
8.1% 7/15/36 (a)	70,000	88,763
8.35% 7/15/46 (a)	62,000	81,459
		1,119,000
IT Services - 0.4%
Fiserv, Inc.:
3.5% 7/1/29	180,000	191,177
4.4% 7/1/49	100,000	115,197
IBM Corp.:
3% 5/15/24	100,000	103,993
4.7% 2/19/46	204,000	252,286
Visa, Inc.:
2.15% 9/15/22	480,000	486,853
3.15% 12/14/25	160,000	171,381
		1,320,887
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	90,000	110,301
Intel Corp. 3.734% 12/8/47	110,000	125,093
Qualcomm, Inc. 2.6% 1/30/23	430,000	438,151
		673,545
Software - 0.9%
Microsoft Corp.:
2.4% 2/6/22	1,792,000	1,822,782
2.4% 8/8/26	520,000	537,548
4.25% 2/6/47	280,000	356,589
Oracle Corp. 4% 11/15/47	388,000	444,189
		3,161,108
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.:
2.1% 9/12/22	100,000	100,906
2.4% 1/13/23	1,242,000	1,266,976
3% 2/9/24	650,000	679,653
3.75% 11/13/47	90,000	102,305
4.5% 2/23/36	110,000	135,845
Xerox Corp. 4.5% 5/15/21	160,000	164,000
		2,449,685

TOTAL INFORMATION TECHNOLOGY		9,663,528

MATERIALS - 0.6%
Chemicals - 0.5%
DowDuPont, Inc.:
4.205% 11/15/23	100,000	107,733
4.725% 11/15/28	100,000	115,641
Eastman Chemical Co. 4.5% 12/1/28	226,000	250,631
LYB International Finance BV 4% 7/15/23	153,000	162,764
LYB International Finance II BV 3.5% 3/2/27	290,000	299,438
Nutrien Ltd.:
4.2% 4/1/29	32,000	35,765
5% 4/1/49	56,000	66,850
Sherwin-Williams Co.:
2.75% 6/1/22	32,000	32,495
3.125% 6/1/24	160,000	166,174
4.5% 6/1/47	100,000	113,829
The Dow Chemical Co.:
3.15% 5/15/24 (a)	100,000	103,273
3.625% 5/15/26 (a)	150,000	157,772
5.55% 11/30/48 (a)	80,000	99,050
The Mosaic Co. 4.05% 11/15/27	40,000	41,740
		1,753,155
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	151,000	199,573
Vale Overseas Ltd. 5.875% 6/10/21	179,000	188,845
		388,418

TOTAL MATERIALS		2,141,573

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp. 3.6% 1/15/28	70,000	74,217
Boston Properties, Inc. 4.125% 5/15/21	165,000	170,061
Corporate Office Properties LP 3.6% 5/15/23	80,000	81,819
ERP Operating LP 3.5% 3/1/28	160,000	173,432
Kimco Realty Corp. 2.8% 10/1/26	216,000	218,531
Simon Property Group LP:
3.375% 12/1/27	150,000	160,863
4.25% 11/30/46	116,000	139,622
Ventas Realty LP:
3.125% 6/15/23	163,000	168,228
4% 3/1/28	184,000	199,908
Welltower, Inc. 4.25% 4/15/28	174,000	192,735
		1,579,416
UTILITIES - 1.8%
Electric Utilities - 1.3%
American Electric Power Co., Inc. 4.3% 12/1/28	194,000	220,249
Commonwealth Edison Co. 4% 3/1/48	208,000	243,242
Duke Energy Carolinas LLC 4% 9/30/42	179,000	204,348
Duke Energy Corp. 3.15% 8/15/27	352,000	369,662
Duke Energy Ohio, Inc.:
3.65% 2/1/29	210,000	232,779
4.3% 2/1/49	65,000	79,699
Exelon Corp.:
3.95% 6/15/25	163,000	175,554
5.1% 6/15/45	160,000	200,806
FirstEnergy Corp. 4.85% 7/15/47	150,000	182,170
Florida Power & Light Co. 4.05% 10/1/44	170,000	201,242
MidAmerican Energy Co.:
3.95% 8/1/47	100,000	117,223
4.25% 7/15/49	100,000	123,066
Mississippi Power Co. 3.95% 3/30/28	120,000	132,584
PPL Capital Funding, Inc. 4% 9/15/47	90,000	95,100
Public Service Co. of Colorado 3.2% 3/1/50	110,000	114,257
Public Service Electric & Gas Co. 3% 5/15/25	220,000	232,179
Southern Co. 3.25% 7/1/26	765,000	792,212
Tampa Electric Co. 4.45% 6/15/49	140,000	175,195
Virginia Electric & Power Co.:
3.8% 4/1/28	90,000	99,479
3.8% 9/15/47	60,000	67,037
4.6% 12/1/48	208,000	263,043
Xcel Energy, Inc. 3.35% 12/1/26	316,000	336,061
		4,657,187
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co. 3.25% 4/15/28	250,000	265,797
CenterPoint Energy, Inc. 2.5% 9/1/22	29,000	29,234
Consolidated Edison Co. of New York, Inc.:
4.5% 5/15/58	120,000	145,242
4.65% 12/1/48	80,000	100,637
DTE Energy Co. 3.8% 3/15/27	90,000	97,508
NiSource Finance Corp. 3.49% 5/15/27	442,000	469,000
Public Service Enterprise Group, Inc. 2.65% 11/15/22	80,000	80,778
Sempra Energy:
3.4% 2/1/28	50,000	52,113
3.8% 2/1/38	240,000	251,900
4% 2/1/48	136,000	147,702
		1,639,911

TOTAL UTILITIES		6,297,098

TOTAL NONCONVERTIBLE BONDS
(Cost $86,289,888)		93,115,395

U.S. Government and Government Agency Obligations - 42.1%
U.S. Government Agency Obligations - 1.5%
Fannie Mae:
1.75% 7/2/24	$930,000	$943,560
2% 10/5/22	190,000	193,120
2.375% 1/19/23	655,000	674,132
2.875% 9/12/23	150,000	158,359
Federal Home Loan Bank:
1.5% 8/15/24	125,000	125,263
2% 9/9/22	200,000	202,809
2.5% 2/13/24	230,000	240,532
2.625% 10/1/20	1,100,000	1,110,959
3.25% 11/16/28	30,000	34,041
Freddie Mac:
1.375% 5/1/20	1,170,000	1,166,201
2.75% 6/19/23	50,000	52,305
Tennessee Valley Authority:
2.875% 2/1/27	145,000	155,974
4.25% 9/15/65	50,000	71,687

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		5,128,942

U.S. Treasury Obligations - 40.6%
U.S. Treasury Bonds:
2.25% 8/15/49	422,000	448,787
2.5% 2/15/45	609,000	675,776
2.5% 5/15/46	122,000	135,625
2.75% 11/15/42	189,000	218,273
2.75% 8/15/47	177,000	206,862
2.75% 11/15/47	157,000	183,635
2.875% 5/15/43	938,000	1,107,060
2.875% 8/15/45	269,000	319,448
2.875% 11/15/46	208,000	248,227
2.875% 5/15/49	754,000	909,237
3% 5/15/42	102,000	122,551
3% 11/15/44	108,000	130,642
3% 5/15/45	346,000	419,552
3% 11/15/45	359,000	436,367
3% 2/15/47	314,000	383,791
3% 5/15/47	197,000	240,840
3% 2/15/48	121,000	148,324
3% 8/15/48	188,000	230,939
3% 2/15/49	1,063,000	1,309,566
3.125% 11/15/41	130,000	159,057
3.125% 2/15/42	166,000	203,350
3.125% 2/15/43	601,000	737,211
3.125% 8/15/44	2,192,000	2,704,209
3.125% 5/15/48	411,000	515,725
3.375% 5/15/44	1,386,000	1,777,058
3.375% 11/15/48	356,000	468,279
3.625% 8/15/43	86,000	114,121
3.625% 2/15/44	1,310,000	1,742,965
3.75% 8/15/41	225,000	300,727
3.75% 11/15/43	6,076,000	8,223,724
4.375% 2/15/38	81,000	114,799
4.375% 11/15/39	5,000	7,179
4.375% 5/15/41	2,101,000	3,044,973
4.5% 2/15/36	291,000	409,185
4.5% 5/15/38	69,000	99,430
5% 5/15/37	1,496,000	2,252,298
U.S. Treasury Notes:
0.875% 9/15/19	106,000	105,959
1% 10/15/19	20,000	19,975
1.125% 7/31/21	313,000	310,481
1.125% 9/30/21	549,000	544,561
1.375% 2/15/20	671,000	669,401
1.375% 9/15/20	57,000	56,777
1.375% 9/30/20	2,449,000	2,438,381
1.5% 4/15/20	70,000	69,841
1.5% 5/15/20	370,000	369,046
1.5% 6/15/20	204,000	203,442
1.5% 7/15/20	575,000	573,338
1.5% 8/15/20	119,000	118,651
1.5% 8/15/26	283,000	283,862
1.625% 3/15/20	336,000	335,541
1.625% 10/15/20	301,000	300,588
1.625% 6/30/21	2,594,000	2,597,040
1.625% 2/15/26	3,489,000	3,526,207
1.625% 8/15/29	977,000	988,106
1.75% 11/30/19	657,000	656,461
1.75% 11/15/20	220,000	220,069
1.75% 7/31/21	2,224,000	2,233,209
1.75% 5/31/22	130,000	131,026
1.75% 6/30/22	728,000	734,370
1.75% 6/30/24	1,417,000	1,439,805
1.75% 7/31/24	1,129,000	1,147,920
1.875% 12/31/19	67,000	66,971
1.875% 12/15/20	388,000	388,879
1.875% 2/28/22	1,430,000	1,443,909
1.875% 3/31/22	1,271,000	1,284,107
1.875% 7/31/22	151,000	152,846
1.875% 8/31/24	501,000	512,096
1.875% 7/31/26	433,000	444,975
2% 1/31/20	4,000	4,000
2% 1/15/21	761,000	764,419
2% 11/30/22	552,000	561,876
2% 5/31/24	5,025,000	5,162,402
2% 6/30/24	210,000	215,726
2% 11/15/26	425,000	440,921
2.125% 5/31/21	1,654,000	1,669,442
2.125% 5/15/22	1,341,000	1,364,520
2.125% 12/31/22	210,000	214,766
2.125% 2/29/24	551,000	567,831
2.125% 3/31/24	612,000	631,149
2.125% 7/31/24	150,000	155,057
2.125% 11/30/24	320,000	331,325
2.125% 5/31/26	866,000	903,211
2.25% 2/15/21	576,000	581,040
2.25% 3/31/21	1,198,000	1,209,652
2.25% 4/30/21	2,739,000	2,767,995
2.25% 4/15/22	396,000	403,982
2.25% 12/31/23	3,883,000	4,018,147
2.25% 4/30/24	3,658,000	3,795,604
2.25% 12/31/24	30,000	31,273
2.25% 2/15/27	1,473,000	1,555,511
2.25% 8/15/27	2,238,000	2,368,871
2.25% 11/15/27	1,230,000	1,303,271
2.375% 4/30/20	520,000	521,666
2.375% 3/15/21	190,000	192,160
2.375% 4/15/21	1,159,000	1,172,989
2.375% 3/15/22	3,228,000	3,302,143
2.375% 1/31/23	86,000	88,691
2.375% 2/29/24	2,090,000	2,177,682
2.375% 5/15/27	1,576,000	1,680,779
2.375% 5/15/29	176,000	189,750
2.5% 6/30/20	292,000	293,551
2.5% 12/31/20	736,000	743,849
2.5% 1/31/21	3,929,000	3,973,969
2.5% 2/28/21	776,000	785,852
2.5% 1/15/22	406,000	415,531
2.5% 2/15/22	1,815,000	1,859,666
2.5% 3/31/23	1,659,000	1,721,213
2.5% 1/31/24	3,479,000	3,639,088
2.5% 1/31/25	37,000	39,062
2.5% 2/28/26	273,000	290,702
2.625% 5/15/21	2,550,000	2,594,127
2.625% 6/15/21	617,000	628,352
2.625% 7/15/21	1,067,000	1,087,756
2.625% 12/15/21	2,737,000	2,807,243
2.625% 2/28/23	1,495,000	1,555,618
2.625% 6/30/23	2,011,000	2,100,788
2.625% 12/31/23	2,853,000	2,996,764
2.625% 12/31/25	118,000	126,361
2.625% 1/31/26	420,000	450,023
2.625% 2/15/29	2,013,000	2,211,233
2.75% 9/30/20	160,000	161,650
2.75% 11/30/20	1,222,000	1,237,609
2.75% 9/15/21	698,000	715,259
2.75% 4/30/23	1,347,000	1,410,088
2.75% 5/31/23	1,025,000	1,074,128
2.75% 7/31/23	1,141,000	1,198,005
2.75% 8/31/23	1,101,000	1,157,426
2.75% 2/28/25	280,000	299,513
2.75% 6/30/25	237,000	254,321
2.75% 8/31/25	304,000	326,753
2.75% 2/15/28	420,000	462,180
2.875% 10/31/20	614,000	621,819
2.875% 10/15/21	925,000	951,052
2.875% 11/15/21	1,335,000	1,374,216
2.875% 10/31/23	698,000	738,762
2.875% 11/30/23	1,156,000	1,225,044
2.875% 4/30/25	81,000	87,315
2.875% 7/31/25	258,000	278,862
2.875% 11/30/25	288,000	312,458
2.875% 5/15/28	1,116,000	1,241,942
2.875% 8/15/28	1,046,000	1,166,372
3% 10/31/25	535,000	583,777
3.125% 11/15/28	1,270,000	1,446,461

TOTAL U.S. TREASURY OBLIGATIONS		144,111,243

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $140,314,264)		149,240,185

U.S. Government Agency - Mortgage Securities - 26.5%
Fannie Mae - 13.1%
2.5% 10/1/23 to 8/1/49	3,776,005	3,831,118
3% 10/1/30 to 11/1/48	11,940,952	12,282,916
3.5% 12/1/25 to 6/1/49	11,665,734	12,108,594
4% 11/1/33 to 1/1/49	11,076,382	11,632,583
4.5% 2/1/47 to 12/1/48	3,964,288	4,191,444
5% 4/1/25 to 3/1/49	1,189,631	1,276,781
5.5% 9/1/40 to 5/1/49	1,133,671	1,236,517

TOTAL FANNIE MAE		46,559,953

Freddie Mac - 4.9%
2.5% 6/1/31 to 3/1/33	288,666	293,202
3% 11/1/30 to 7/1/47	3,917,636	4,040,358
3.5% 10/1/27 to 4/1/49	7,155,044	7,399,775
4% 9/1/45 to 11/1/48	3,450,760	3,615,019
4% 4/1/48	19,687	20,576
4.5% 1/1/49 to 5/1/49	1,356,256	1,427,089
5% 2/1/49	421,645	450,016

TOTAL FREDDIE MAC		17,246,035

Ginnie Mae - 7.6%
2.5% 3/20/47 to 10/20/47	136,666	139,147
3% 7/20/42 to 1/20/48	5,584,048	5,772,522
3% 9/1/49 (d)	200,000	206,242
3.5% 2/20/46 to 11/20/47	8,569,920	8,944,789
3.5% 9/1/49 (d)	500,000	519,453
3.5% 9/1/49 (d)	500,000	519,453
4% 12/20/45 to 10/20/48	4,658,458	4,871,178
4% 9/1/49 (d)	1,075,000	1,120,100
4% 9/1/49 (d)	300,000	312,586
4.5% 6/20/45 to 12/20/48	2,889,120	3,040,590
4.5% 9/1/49 (d)	200,000	209,234
5% 11/20/45 to 1/20/49	1,103,721	1,167,935
5.5% 12/20/44 to 10/20/48	202,569	221,217

TOTAL GINNIE MAE		27,044,446

Uniform Mortgage Backed Securities - 0.9%
2.5% 9/1/34 (d)	100,000	101,367
3% 9/1/34 (d)	200,000	205,078
3% 9/1/49 (d)	600,000	611,578
3.5% 9/1/34 (d)	100,000	103,625
3.5% 9/1/49 (d)	1,000,000	1,027,578
4% 9/1/49 (d)	500,000	519,035
4.5% 9/1/49 (d)	400,000	421,032
5% 9/1/49 (d)	100,000	106,813

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		3,096,106

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $91,494,640)		93,946,540

Asset-Backed Securities - 0.2%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$100,000	$99,842
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	100,000	101,982
Citibank Credit Card Issuance Trust Series 2018-A6 Class A6, 3.21% 12/7/24	200,000	209,835
Discover Card Master Trust Series 2018-A1 Class A1, 3.03% 8/15/25	100,000	104,355
Ford Credit Floorplan Master Owner Trust:
Series 2018-2 Class A, 3.17% 3/15/25	50,000	52,185
Series 2018-4 Class A, 4.06% 11/15/30	60,000	67,325
TOTAL ASSET-BACKED SECURITIES
(Cost $609,905)		635,524

Commercial Mortgage Securities - 1.7%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	280,000	298,097
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	235,000	252,471
Series 2019-B9 Class A5, 4.0156% 3/15/52	160,000	183,087
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	500,000	530,442
Series 2016-C1 Class A4, 3.209% 5/10/49	480,000	511,010
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	44,568	47,835
Series 2014-LC15 Class A4, 4.006% 4/10/47	50,000	54,201
Series 2013-CR6 Class A4, 3.101% 3/10/46	200,000	206,687
Freddie Mac:
sequential payer Series K057 Class A2, 2.57% 7/25/26	330,000	344,579
Series 2017-K727 Class A2, 2.946% 7/25/24	60,000	62,733
Series K-1510 Class A2, 3.718% 1/25/31	165,000	188,498
Series K064 Class A2, 3.224% 3/25/27	250,000	271,737
Series K068 Class A2, 3.244% 8/25/27	570,000	621,542
Series K094 Class A2, 2.903% 6/25/29	430,000	463,619
Series K730 Class A2, 3.59% 1/25/25	50,000	54,025
GS Mortgage Securities Trust sequential payer Series 2014-GC26 Class A4, 3.364% 11/10/47	340,000	360,585
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A5, 3.7748% 8/15/47	50,000	53,912
Series 2014-C24 Class A5, 3.6385% 11/15/47	400,000	430,162
Morgan Stanley BAML Trust sequential payer Series 2013-C11 Class A4, 4.299% 8/15/46 (b)	160,000	172,181
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2019-C52 Class A5, 2.892% 8/15/52	200,000	210,098
Series 2018-C48 Class A5, 4.302% 1/15/52	240,000	278,085
WF-RBS Commercial Mortgage Trust sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	370,000	383,905
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $5,599,460)		5,979,491

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	170,000	286,219
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	$160,000	$268,277
Series 2018, 3.5% 4/1/28	175,000	193,470
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	20,000	20,972
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	140,000	186,715
Massachusetts Gen. Oblig. Series 2009 E, 5.456% 12/1/39	145,000	196,527
New Jersey Tpk. Auth. Tpk. Rev. Series 2010 A, 7.102% 1/1/41	140,000	224,924
New York Metropolitan Trans. Auth. Rev. Series 2010 E, 6.814% 11/15/40	130,000	197,874
Port Auth. of New York & New Jersey Series 180, 4.96% 8/1/46	70,000	94,807
Texas Gen. Oblig. Series 2015 C, 3.738% 10/1/31	190,000	207,693
TOTAL MUNICIPAL SECURITIES
(Cost $1,634,473)		1,877,478

Foreign Government and Government Agency Obligations - 2.1%
Alberta Province:
2.95% 1/23/24	$120,000	$126,647
3.3% 3/15/28	225,000	251,514
Canadian Government 2% 11/15/22	155,000	157,449
Chilean Republic 3.24% 2/6/28	200,000	218,188
Colombian Republic:
3.875% 4/25/27	200,000	216,563
4.5% 3/15/29	200,000	227,188
8.125% 5/21/24	275,000	344,438
11.75% 2/25/20	220,000	230,106
Hungarian Republic:
5.375% 3/25/24	140,000	158,725
7.625% 3/29/41	60,000	100,875
Indonesian Republic 4.45% 2/11/24	200,000	215,498
Manitoba Province 2.6% 4/16/24	870,000	907,106
Ontario Province:
2.3% 6/15/26	70,000	72,442
2.4% 2/8/22	100,000	101,788
2.5% 4/27/26	300,000	314,052
3.05% 1/29/24	100,000	105,982
Panamanian Republic:
4.5% 4/16/50	200,000	248,750
6.7% 1/26/36	70,000	102,375
Peruvian Republic 6.55% 3/14/37	150,000	227,672
Philippine Republic:
3% 2/1/28	200,000	212,438
9.5% 2/2/30	70,000	115,806
Polish Government 5% 3/23/22	130,000	139,994
Province of Quebec:
2.5% 4/9/24	130,000	135,360
2.75% 4/12/27	320,000	342,883
United Mexican States:
3.5% 1/21/21	595,000	606,528
3.625% 3/15/22	150,000	155,203
3.75% 1/11/28	400,000	417,600
4.15% 3/28/27	200,000	214,000
4.5% 4/22/29	400,000	441,800
5.55% 1/21/45	50,000	61,550
Uruguay Republic 4.975% 4/20/55	110,000	135,472
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,837,587)		7,305,992

Supranational Obligations - 0.8%
African Development Bank 3% 9/20/23	80,000	84,550
Asian Development Bank:
1.75% 9/13/22	83,000	83,607
2.5% 11/2/27	20,000	21,415
2.625% 1/30/24	430,000	451,117
European Investment Bank:
2% 12/15/22	118,000	120,160
2.25% 8/15/22	685,000	699,456
2.25% 6/24/24	210,000	217,548
3.125% 12/14/23	110,000	117,359
Inter-American Development Bank 4.375% 1/24/44	190,000	269,986
International Bank for Reconstruction & Development:
1.5% 8/28/24	90,000	90,134
1.875% 10/27/26	320,000	328,023
2.5% 3/19/24	300,000	313,563
2.75% 7/23/21	120,000	122,625
International Finance Corp.:
2.25% 1/25/21	50,000	50,373
2.875% 7/31/23	39,000	40,996
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,852,964)		3,010,912

Bank Notes - 0.2%
Bank of Nova Scotia 2.45% 9/19/22	374,000	380,510
Citizens Bank NA 3.75% 2/18/26	250,000	270,021
Discover Bank 3.35% 2/6/23	250,000	258,706
TOTAL BANK NOTES
(Cost $863,063)		909,237
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 2.13% (e)
(Cost $3,848,407)	3,847,849	3,848,618
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $340,344,651)		359,869,372
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(5,078,294)
NET ASSETS - 100%		$354,791,078

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,100,390 or 0.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$44,118
Total	$44,118

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$93,115,395	$--	$93,115,395	$--
U.S. Government and Government Agency Obligations	149,240,185	--	149,240,185	--
U.S. Government Agency - Mortgage Securities	93,946,540	--	93,946,540	--
Asset-Backed Securities	635,524	--	635,524	--
Commercial Mortgage Securities	5,979,491	--	5,979,491	--
Municipal Securities	1,877,478	--	1,877,478	--
Foreign Government and Government Agency Obligations	7,305,992	--	7,305,992	--
Supranational Obligations	3,010,912	--	3,010,912	--
Bank Notes	909,237	--	909,237	--
Money Market Funds	3,848,618	3,848,618	--	--
Total Investments in Securities:	$359,869,372	$3,848,618	$356,020,754	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $336,496,244)	$356,020,754
Fidelity Central Funds (cost $3,848,407)	3,848,618
Total Investment in Securities (cost $340,344,651)		$359,869,372
Receivable for investments sold		3,126,752
Receivable for fund shares sold		802,686
Interest receivable		2,040,144
Distributions receivable from Fidelity Central Funds		4,580
Total assets		365,843,534
Liabilities
Payable for investments purchased
Regular delivery	$4,064,124
Delayed delivery	5,978,283
Payable for fund shares redeemed	261,314
Distributions payable	748,735
Total liabilities		11,052,456
Net Assets		$354,791,078
Net Assets consist of:
Paid in capital		$334,094,258
Total distributable earnings (loss)		20,696,820
Net Assets, for 33,554,405 shares outstanding		$354,791,078
Net Asset Value, offering price and redemption price per share ($354,791,078 ÷ 33,554,405 shares)		$10.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$8,472,836
Income from Fidelity Central Funds		44,118
Total income		8,516,954
Expenses
Independent trustees' fees and expenses	$1,208
Commitment fees	688
Total expenses before reductions	1,896
Expense reductions	(1,056)
Total expenses after reductions		840
Net investment income (loss)		8,516,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	564,045
Fidelity Central Funds	(211)
Total net realized gain (loss)		563,834
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	20,936,970
Fidelity Central Funds	211
Delayed delivery commitments	(795)
Total change in net unrealized appreciation (depreciation)		20,936,386
Net gain (loss)		21,500,220
Net increase (decrease) in net assets resulting from operations		$30,016,334

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,516,114	$3,386,373
Net realized gain (loss)	563,834	(274,728)
Change in net unrealized appreciation (depreciation)	20,936,386	(2,790,543)
Net increase (decrease) in net assets resulting from operations	30,016,334	321,102
Distributions to shareholders	(7,894,036)	–
Distributions to shareholders from net investment income	–	(3,157,745)
Distributions to shareholders from net realized gain	–	(371,061)
Total distributions	(7,894,036)	(3,528,806)
Share transactions
Proceeds from sales of shares	189,795,837	250,043,402
Reinvestment of distributions	513,222	1,585,049
Cost of shares redeemed	(87,409,397)	(85,080,774)
Net increase (decrease) in net assets resulting from share transactions	102,899,662	166,547,677
Total increase (decrease) in net assets	125,021,960	163,339,973
Net Assets
Beginning of period	229,769,118	66,429,145
End of period	$354,791,078	$229,769,118
Other Information
Undistributed net investment income end of period		$205,258
Shares
Sold	18,946,491	25,296,839
Issued in reinvestment of distributions	51,103	157,723
Redeemed	(8,755,986)	(8,600,065)
Net increase (decrease)	10,241,608	16,854,497

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex U.S. Bond Index Fund

Years ended August 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.306	.275	.110
Net realized and unrealized gain (loss)	.688	(.390)	.288
Total from investment operations	.994	(.115)	.398
Distributions from net investment income	(.284)	(.258)	(.108)
Distributions from net realized gain	–	(.057)	–
Total distributions	(.284)	(.315)	(.108)
Net asset value, end of period	$10.57	$9.86	$10.29
Total ReturnC	10.28%	(1.12)%	3.99%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	- %G
Net investment income (loss)	3.06%	2.82%	2.24%G
Supplemental Data
Net assets, end of period (000 omitted)	$354,791	$229,769	$66,429
Portfolio turnover rateH	85%	102%	129%I

 A For the period March 9, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Flex U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,191,093
Gross unrealized depreciation	(36,963)
Net unrealized appreciation (depreciation)	$20,154,130
Tax Cost	$339,715,242

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$506,372
Undistributed long-term capital gain	$36,318
Net unrealized appreciation (depreciation) on securities and other investments	$20,154,130

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$7,894,036	$ 3,528,806

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $35,364,216 and $2,187,357, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $688 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,056.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex U.S. Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2019 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the two years in the period ended August 31, 2019 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,080.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex U.S. Bond Index Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $0.012 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $36,318, or, if subsequently determined to be different, the net capital gain of such year.

A total of 35.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,425,772 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ZUB-ANN-1019
1.9881611.102

Fidelity Flex℠ Funds Fidelity Flex℠ Short-Term Bond Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Short-Term Bond Fund	4.90%	2.69%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Short-Term Bond Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$10,682	Fidelity Flex℠ Short-Term Bond Fund
$10,584	Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year ending August 31, 2019, the fund returned 4.90%, roughly in line, net of fees, with the 4.62% return of the benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. Lighter-than-benchmark exposure to Treasury securities added relative value, as did outsized exposure to corporate bonds. Within corporates, an overweighting in bonds of financial institutions contributed notably. Elsewhere within corporates, the bonds of industrial companies helped on a relative basis, particularly overweightings among issuers in the energy, consumer non-cyclical and communications segments. Security selection among corporates also helped, mostly driven by picks among certain industrial and utility firms. Outside of corporates, the fund's lighter-than-benchmark stake in Treasuries added value, as did non-benchmark positions in asset-backed securities and commercial mortgage-backed securities. Conversely, an underweighting in government agency securities detracted to a degree. Also, the fund's positioning along the yield curve hurt slightly. By period end, we added notably to the fund's stake in Treasuries, while reducing exposure to corporate bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, David DeBiase assumed co-management responsibilities for the fund, joining Rob Galusza and Julian Potenza.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	49.3%
AAA	10.9%
AA	2.0%
A	16.4%
BBB	17.6%
BB and Below	2.7%
Short-Term Investments and Net Other Assets	1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	38.2%
U.S. Government and U.S. Government Agency Obligations	49.3%
Asset-Backed Securities	8.2%
CMOs and Other Mortgage Related Securities	2.7%
Municipal Bonds	0.2%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 6.1%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 38.2%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc. 3.6% 2/17/23	$18,000	$18,816
Verizon Communications, Inc.:
2.946% 3/15/22	8,000	8,207
3.125% 3/16/22	20,000	20,617
		47,640
Media - 2.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	25,000	25,238
4.464% 7/23/22	25,000	26,415
Comcast Corp.:
3.45% 10/1/21	10,000	10,300
5.15% 3/1/20	50,000	50,650
Discovery Communications LLC 3 month U.S. LIBOR + 0.710% 3.0966% 9/20/19 (a)(b)	8,000	8,002
		120,605

TOTAL COMMUNICATION SERVICES		168,245

CONSUMER DISCRETIONARY - 1.6%
Automobiles - 1.4%
BMW U.S. Capital LLC 3.45% 4/12/23 (c)	25,000	26,051
General Motors Financial Co., Inc.:
2.65% 4/13/20	7,000	7,011
3.15% 1/15/20	50,000	50,092
		83,154
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	9,000	9,092
Household Durables - 0.1%
D.R. Horton, Inc. 2.55% 12/1/20	7,000	7,019

TOTAL CONSUMER DISCRETIONARY		99,265

CONSUMER STAPLES - 2.9%
Beverages - 1.1%
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 2.8581% 11/15/21 (a)(b)	15,000	15,003
PepsiCo, Inc. 1.35% 10/4/19	50,000	49,966
		64,969
Food & Staples Retailing - 0.1%
Alimentation Couche-Tard, Inc. 2.35% 12/13/19 (c)	10,000	10,000
Food Products - 0.4%
Conagra Brands, Inc. 3.8% 10/22/21	10,000	10,288
General Mills, Inc.:
3 month U.S. LIBOR + 0.540% 2.8623% 4/16/21 (a)(b)	10,000	10,006
3.2% 4/16/21	2,000	2,035
		22,329
Tobacco - 1.3%
Altria Group, Inc.:
3.49% 2/14/22	5,000	5,165
4.75% 5/5/21	10,000	10,432
BAT Capital Corp. 2.297% 8/14/20	50,000	50,005
Philip Morris International, Inc.:
2.625% 2/18/22	4,000	4,053
2.875% 5/1/24	10,000	10,264
		79,919

TOTAL CONSUMER STAPLES		177,217

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp. 4.85% 3/15/21	10,000	10,338
Cenovus Energy, Inc. 3% 8/15/22	10,000	10,097
Energy Transfer Partners LP:
3.6% 2/1/23	7,000	7,183
4.2% 9/15/23	4,000	4,229
Enterprise Products Operating LP 2.55% 10/15/19	50,000	49,996
EOG Resources, Inc. 2.45% 4/1/20	10,000	10,014
EQT Corp. 2.5% 10/1/20	5,000	4,973
Kinder Morgan Energy Partners LP 3.5% 9/1/23	7,000	7,279
MPLX LP 4.5% 7/15/23	2,000	2,134
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (a)(b)	5,000	5,023
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (a)(b)	6,000	6,024
3 month U.S. LIBOR + 1.450% 3.637% 8/15/22 (a)(b)	10,000	10,034
2.6% 8/13/21	2,000	2,013
2.7% 8/15/22	2,000	2,020
2.9% 8/15/24	5,000	5,047
3.125% 2/15/22	3,000	3,045
Petroleos Mexicanos 4.875% 1/24/22	20,000	20,325
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,000	9,250
Schlumberger Investment SA 3.3% 9/14/21 (c)	25,000	25,489
Sunoco Logistics Partner Operations LP 5.5% 2/15/20	7,000	7,087
TransCanada PipeLines Ltd. 2.125% 11/15/19	10,000	9,993
Western Gas Partners LP 5.375% 6/1/21	19,000	19,646
Williams Partners LP 3.6% 3/15/22	28,000	28,828
		260,067
FINANCIALS - 16.0%
Banks - 8.4%
Bank of America Corp. 3.004% 12/20/23 (a)	100,000	102,625
Bank of Nova Scotia 2.35% 10/21/20	50,000	50,239
Citigroup, Inc. 2.4% 2/18/20	75,000	75,068
JPMorgan Chase & Co.:
3.207% 4/1/23 (a)	100,000	102,809
3.514% 6/18/22 (a)	12,000	12,284
Mitsubishi UFJ Financial Group, Inc. 3.535% 7/26/21	50,000	51,245
Regions Financial Corp. 2.75% 8/14/22	10,000	10,176
Royal Bank of Canada:
2.15% 10/26/20	10,000	10,027
2.55% 7/16/24	15,000	15,291
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	10,000	10,343
4.45% 12/3/21	10,000	10,433
SunTrust Bank 2.25% 1/31/20	9,000	8,998
Westpac Banking Corp. 2.15% 3/6/20	50,000	50,033
		509,571
Capital Markets - 3.5%
Deutsche Bank AG 2.7% 7/13/20	20,000	19,949
Goldman Sachs Group, Inc. 2.876% 10/31/22 (a)	75,000	76,033
Moody's Corp. 3.25% 6/7/21	6,000	6,114
Morgan Stanley 2.65% 1/27/20	100,000	100,166
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 2.6831% 11/1/21 (a)(b)	10,000	10,028
		212,290
Consumer Finance - 3.0%
American Express Co. 2.75% 5/20/22	10,000	10,194
American Express Credit Corp. 2.2% 3/3/20	50,000	50,024
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.950% 3.4703% 6/1/21 (a)(b)(c)	10,000	10,051
Capital One Financial Corp. 2.5% 5/12/20	20,000	20,036
John Deere Capital Corp. 3.125% 9/10/21	50,000	51,224
Synchrony Financial:
2.85% 7/25/22	2,000	2,027
4.25% 8/15/24	21,000	22,359
4.375% 3/19/24	14,000	14,954
		180,869
Diversified Financial Services - 0.9%
AIG Global Funding:
2.3% 7/1/22 (c)	5,000	5,019
3.35% 6/25/21 (c)	10,000	10,203
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (c)	2,000	2,029
AXA Equitable Holdings, Inc. 3.9% 4/20/23	2,000	2,101
Brixmor Operating Partnership LP 3.875% 8/15/22	13,000	13,565
Cigna Corp.:
3 month U.S. LIBOR + 0.650% 3.0603% 9/17/21 (a)(b)	10,000	10,000
3.4% 9/17/21	10,000	10,238
		53,155
Insurance - 0.2%
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	7,000	7,115
3.5% 12/29/20	7,000	7,127
		14,242

TOTAL FINANCIALS		970,127

HEALTH CARE - 4.0%
Biotechnology - 0.2%
AbbVie, Inc. 2.5% 5/14/20	10,000	10,015
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories 2.9% 11/30/21	10,000	10,195
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (a)(b)	9,000	9,003
2.404% 6/5/20	20,000	20,023
Boston Scientific Corp. 3.45% 3/1/24	5,000	5,254
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 3.1685% 3/19/21 (a)(b)	8,000	7,991
		52,466
Health Care Providers & Services - 1.5%
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 3.173% 3/9/21 (a)(b)	10,000	10,043
2.8% 7/20/20	25,000	25,125
3.35% 3/9/21	31,000	31,565
Express Scripts Holding Co.:
2.6% 11/30/20	2,000	2,009
4.75% 11/15/21	4,000	4,213
Humana, Inc. 2.5% 12/15/20	10,000	10,020
WellPoint, Inc. 3.125% 5/15/22	10,000	10,243
		93,218
Pharmaceuticals - 1.4%
Actavis Funding SCS 3% 3/12/20	25,000	25,076
Bristol-Myers Squibb Co.:
2.55% 5/14/21 (c)	20,000	20,240
2.6% 5/16/22 (c)	10,000	10,188
GlaxoSmithKline Capital PLC 3.125% 5/14/21	20,000	20,360
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	10,000	9,363
		85,227

TOTAL HEALTH CARE		240,926

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 2.08% 10/15/20	10,000	10,004
United Technologies Corp. 3.35% 8/16/21	3,000	3,074
		13,078
Airlines - 0.3%
Delta Air Lines, Inc.:
2.875% 3/13/20	10,000	10,002
3.4% 4/19/21	9,000	9,124
		19,126
Commercial Services & Supplies - 0.2%
Waste Management, Inc. 2.95% 6/15/24	12,000	12,482
Machinery - 0.5%
Caterpillar Financial Services Corp. 2.65% 5/17/21	16,000	16,236
Westinghouse Air Brake Co. 3 month U.S. LIBOR + 1.050% 3.7103% 9/15/21 (a)(b)	13,000	13,001
		29,237
Trading Companies & Distributors - 0.8%
Air Lease Corp.:
2.125% 1/15/20	5,000	4,997
2.5% 3/1/21	6,000	6,026
3.5% 1/15/22	10,000	10,280
International Lease Finance Corp. 5.875% 8/15/22	25,000	27,458
		48,761

TOTAL INDUSTRIALS		122,684

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment & Components - 0.5%
Amphenol Corp. 2.2% 4/1/20	16,000	15,997
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (c)	3,000	3,261
Tyco Electronics Group SA 3 month U.S. LIBOR + 0.450% 2.9285% 6/5/20 (a)(b)	10,000	10,010
		29,268
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices, Inc. 2.85% 3/12/20	8,000	8,023

TOTAL INFORMATION TECHNOLOGY		37,291

MATERIALS - 0.2%
Chemicals - 0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (c)	6,000	6,210
The Mosaic Co. 3.25% 11/15/22	5,000	5,124
		11,334
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Welltower, Inc. 3.625% 3/15/24	6,000	6,321
UTILITIES - 3.7%
Electric Utilities - 1.8%
American Electric Power Co., Inc. 2.15% 11/13/20	6,000	6,006
Edison International 2.125% 4/15/20	30,000	29,871
Eversource Energy 2.5% 3/15/21	9,000	9,039
Exelon Corp. 3.497% 6/1/22 (a)	20,000	20,592
Florida Power & Light Co. 3 month U.S. LIBOR + 0.400% 2.6393% 5/6/22 (a)(b)	13,000	13,004
ITC Holdings Corp. 2.7% 11/15/22	6,000	6,090
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9613% 3/27/20 (a)(b)	3,000	3,000
NextEra Energy Capital Holdings, Inc. 2.9% 4/1/22	20,000	20,429
		108,031
Multi-Utilities - 1.9%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	10,000	10,059
Dominion Energy, Inc. 2.715% 8/15/21	9,000	9,076
NiSource Finance Corp. 2.65% 11/17/22	10,000	10,154
NiSource, Inc. 3.65% 6/15/23	4,000	4,172
Sempra Energy 2.4% 2/1/20	25,000	24,966
WEC Energy Group, Inc. 3.375% 6/15/21	10,000	10,220
Wisconsin Energy Corp. 2.45% 6/15/20	50,000	50,060
		118,707

TOTAL UTILITIES		226,738

TOTAL NONCONVERTIBLE BONDS
(Cost $2,288,097)		2,320,215

U.S. Treasury Obligations - 49.0%
U.S. Treasury Notes:
1.5% 1/31/22	$537,000	$537,378
1.625% 7/31/20	140,000	139,754
1.75% 11/30/21	950,000	955,306
1.875% 9/30/22	100,000	101,352
2.125% 12/31/22	120,000	122,723
2.125% 3/31/24	100,000	103,129
2.375% 8/15/24	100,000	104,566
2.5% 12/31/20	644,000	650,868
2.625% 6/30/23	250,000	261,162
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,925,995)		2,976,238

U.S. Government Agency - Mortgage Securities - 0.3%
Ginnie Mae - 0.3%
4.5% 6/20/48
(Cost $15,634)	14,917	15,692

Asset-Backed Securities - 8.2%
Ally Auto Receivables Trust Series 2019-2 Class A2, 2.34% 6/15/22	$10,000	$10,025
Ally Master Owner Trust:
Series 2018-1 Class A1, 2.7% 1/17/23	10,000	10,098
Series 2018-2 Class A, 3.29% 5/15/23	10,000	10,228
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (c)	9,000	9,001
Bank of America Credit Card Master Trust:
Series 2017-A2 Class A2, 1.84% 1/17/23	10,000	9,991
Series 2018-A1 Class A1, 2.7% 7/17/23	10,000	10,124
Series 2018-A2 Class A2, 3% 9/15/23	10,000	10,199
BMW Vehicle Lease Trust Series 2019-1 Class A3, 2.84% 11/22/21	8,000	8,102
Canadian Pacer Auto Receivables Trust:
Series 2018-1A Class A3, 3% 11/19/21 (c)	10,000	10,051
Series 2018-2A Class A3, 3.27% 12/19/22 (c)	9,000	9,173
Series 2019-1A Class A2, 2.78% 3/21/22 (c)	10,000	10,044
Capital One Multi-Asset Execution Trust:
Series 2015-A8 Class A8, 2.05% 8/15/23	7,000	7,014
Series 2017-A4 Class A4, 1.99% 7/17/23	16,000	16,023
Series 2018-A1 Class A1, 3.01% 2/15/24	8,000	8,154
Series 2019-A1 Class A1, 2.84% 12/15/24	16,000	16,443
Capital One Prime Auto Receivables Trust Series 2019-1 Class A2, 2.58% 4/15/22	25,000	25,120
CarMax Auto Owner Trust:
Series 2017-3 Class A3, 1.97% 4/15/22	4,258	4,255
Series 2017-4 Class A3, 2.11% 10/17/22	5,000	5,005
Series 2018-2 Class A3, 2.98% 1/17/23	6,000	6,081
Series 2018-4 Class A3, 3.36% 9/15/23	7,000	7,184
Series 2019-1 Class A3, 3.05% 3/15/24	10,000	10,240
CNH Equipment Trust:
Series 2018-A Class A3, 3.12% 7/17/23	10,000	10,145
Series 2019-B Class A2, 2.55% 9/15/22	25,000	25,115
Discover Card Master Trust Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 2.4651% 12/15/23 (a)(b)	25,000	25,040
Fifth Third Auto Trust Series 2017-1 Class A3, 1.8% 2/15/22	3,787	3,782
Ford Credit Auto Lease Trust Series 2019-B Class A2A, 2.28% 2/15/22	10,000	10,013
Ford Credit Floorplan Master Owner Trust Series 2017-2 Class A1, 2.16% 9/15/22	10,000	10,016
GM Financial Automobile Leasing Trust:
Series 2018-2 Class A3, 3.06% 6/21/21	6,000	6,032
Series 2019-1 Class A3, 2.98% 12/20/21	7,000	7,088
GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3, 1.86% 12/16/21 (c)	6,424	6,414
GM Financial Securitized Term Auto Receivables Trust Series 2019-1 Class A3, 2.97% 11/16/23	11,000	11,198
GM Financial Securitized Term Automobile Recievables Trust 2.32% 7/18/22	5,000	5,015
Honda Auto Receivables Owner Trust:
Series 2017-1 Class A3, 1.72% 7/21/21	3,792	3,785
Series 2019-2 Class A2, 2.57% 12/21/21	25,000	25,123
Hyundai Auto Receivables Trust Series 2018-A Class A3, 2.79% 7/15/22	7,000	7,065
John Deere Owner Trust Series 2019-B Class A2, 2.28% 5/16/22	12,000	12,041
Mercedes-Benz Auto Lease Trust:
Series 2018-A Class A3, 2.41% 2/16/21	8,615	8,623
Series 2019-A Class A3, 3.1% 11/15/21	7,000	7,082
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 2.896% 9/25/23 (a)(b)(c)	11,000	11,014
Nissan Auto Receivables Owner Trust Series 2016-B Class A3, 1.32% 1/15/21	8,264	8,253
Santander Retail Auto Lease Trust:
Series 2018-A Class A3, 2.93% 5/20/21 (c)	9,000	9,043
Series 2019-A Class A2, 2.72% 1/20/22 (c)	25,000	25,188
Securitized Term Auto Receivables Trust:
Series 2017-1A Class A3, 1.89% 8/25/20 (c)	711	711
Series 2017-2A Class A3, 2.04% 4/26/21 (c)	3,798	3,795
Tesla Auto Lease Trust Series 2018-A Class A, 2.32% 12/20/19 (c)	957	957
Toyota Auto Receivables Owner Trust Series 2018-B Class A3, 2.96% 9/15/22	7,000	7,097
USAA Auto Owner Trust Series 2017-1 Class A3, 1.7% 5/17/21	1,251	1,249
Volvo Financial Equipment LLC Series 2019-1A Class A3, 3% 3/15/23 (c)	10,000	10,190
World Omni Auto Receivables Trust Series 2016-B Class A3, 1.3% 2/15/22	19,250	19,183
World Omni Automobile Lease Securitization Trust Series 2019-A Class A3, 2.94% 5/16/22	6,000	6,097
TOTAL ASSET-BACKED SECURITIES
(Cost $494,883)		498,909

Commercial Mortgage Securities - 2.7%
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	8,961	9,248
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC36 Class AAB, 3.368% 2/10/49	10,000	10,511
Series 2017-P7 Class A1, 2.008% 4/14/50	31,336	31,298
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	9,639	9,861
Series 2014-CR18 Class ASB, 3.452% 7/15/47	11,292	11,595
Series 2013-LC6 Class ASB, 2.478% 1/10/46	6,799	6,851
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 2.9451% 7/15/32 (a)(b)(c)	10,000	9,972
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6 Class A3, 3.482% 1/10/45	9,962	10,216
Series 2017-GS8 Class A1, 2.222% 11/10/50	8,342	8,369
JPMBB Commercial Mortgage Securities sequential payer Series 2014-C25 Class A2, 2.9493% 11/15/47	183	183
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2014-C20 Class A3A1, 3.4718% 7/15/47	10,000	10,202
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	36,097	36,517
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C20 Class ASB, 3.638% 5/15/47	9,506	9,828
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $164,720)		164,651

Municipal Securities - 0.2%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $15,000)	15,000	15,299

Bank Notes - 0.3%
SunTrust Bank:
2.8% 5/17/22	$10,000	$10,188
3.502% 8/2/22 (a)	9,000	9,213
TOTAL BANK NOTES
(Cost $18,995)		19,401
	Shares	Value

Money Market Funds - 0.3%
Fidelity Cash Central Fund 2.13% (d)
(Cost $20,996)	20,992	20,996
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $5,944,320)		6,031,401
NET OTHER ASSETS (LIABILITIES) - 0.8%		48,278
NET ASSETS - 100%		$6,079,679

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $244,294 or 4.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,793
Total	$2,793

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,320,215	$--	$2,320,215	$--
U.S. Government and Government Agency Obligations	2,976,238	--	2,976,238	--
U.S. Government Agency - Mortgage Securities	15,692	--	15,692	--
Asset-Backed Securities	498,909	--	498,909	--
Commercial Mortgage Securities	164,651	--	164,651	--
Municipal Securities	15,299	--	15,299	--
Bank Notes	19,401	--	19,401	--
Money Market Funds	20,996	20,996	--	--
Total Investments in Securities:	$6,031,401	$20,996	$6,010,405	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,923,324)	$6,010,405
Fidelity Central Funds (cost $20,996)	20,996
Total Investment in Securities (cost $5,944,320)		$6,031,401
Cash		19,630
Receivable for investments sold		101,047
Receivable for fund shares sold		822
Interest receivable		31,141
Distributions receivable from Fidelity Central Funds		85
Total assets		6,184,126
Liabilities
Payable for investments purchased	$104,447
Total liabilities		104,447
Net Assets		$6,079,679
Net Assets consist of:
Paid in capital		$5,991,664
Total distributable earnings (loss)		88,015
Net Assets, for 599,819 shares outstanding		$6,079,679
Net Asset Value, offering price and redemption price per share ($6,079,679 ÷ 599,819 shares)		$10.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$144,984
Income from Fidelity Central Funds		2,793
Total income		147,777
Expenses
Independent trustees' fees and expenses	$27
Commitment fees	16
Total expenses		43
Net investment income (loss)		147,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(464)
Total net realized gain (loss)		(464)
Change in net unrealized appreciation (depreciation) on investment securities		134,271
Net gain (loss)		133,807
Net increase (decrease) in net assets resulting from operations		$281,541

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$147,734	$114,242
Net realized gain (loss)	(464)	(17,204)
Change in net unrealized appreciation (depreciation)	134,271	(62,633)
Net increase (decrease) in net assets resulting from operations	281,541	34,405
Distributions to shareholders	(134,604)	–
Distributions to shareholders from net investment income	–	(108,526)
Distributions to shareholders from net realized gain	–	(6,112)
Total distributions	(134,604)	(114,638)
Share transactions
Proceeds from sales of shares	468,516	1,002,744
Reinvestment of distributions	134,604	114,638
Cost of shares redeemed	(366,097)	(422,030)
Net increase (decrease) in net assets resulting from share transactions	237,023	695,352
Total increase (decrease) in net assets	383,960	615,119
Net Assets
Beginning of period	5,695,719	5,080,600
End of period	$6,079,679	$5,695,719
Other Information
Undistributed net investment income end of period		$3,926
Shares
Sold	47,205	101,160
Issued in reinvestment of distributions	13,480	11,558
Redeemed	(36,817)	(42,678)
Net increase (decrease)	23,868	70,040

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Short-Term Bond Fund

Years ended August 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.89	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.251	.206	.085
Net realized and unrealized gain (loss)	.227	(.148)	.038
Total from investment operations	.478	.058	.123
Distributions from net investment income	(.228)	(.196)	(.083)
Distributions from net realized gain	–	(.012)	–
Total distributions	(.228)	(.208)	(.083)
Net asset value, end of period	$10.14	$9.89	$10.04
Total ReturnC	4.90%	.59%	1.24%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	- %G
Net investment income (loss)	2.52%	2.08%	1.74%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,080	$5,696	$5,081
Portfolio turnover rateH	62%	61%	96%I

 A For the period March 7, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Flex Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,940
Gross unrealized depreciation	(2,394)
Net unrealized appreciation (depreciation)	$99,546
Tax Cost	$5,931,855

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,494
Capital loss carryforward	$(15,025)
Net unrealized appreciation (depreciation) on securities and other investments	$99,546

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,561)
Long-term	(10,464)
Total capital loss carryforward	$(15,025)

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$134,604	$ 114,638

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,227,666 and $1,623,847, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 88% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Short-Term Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2019 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the two years in the period ended August 31, 2019 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,031.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 39.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $89,827 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ZSB-ANN-1019
1.9881603.102

Fidelity® Short-Term Bond Index Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity® Short-Term Bond Index Fund	5.98%	2.99%

 A From October 18, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Index Fund on October 18, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$10,565	Fidelity® Short-Term Bond Index Fund
$10,586	Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2019, the fund returned 5.98% about in line, net of fees, with the 5.96% return of the Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index and the significant cost and liquidity challenges associated with full replication of the index, we use “statistical sampling” techniques in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund's performance versus the benchmark was slightly boosted by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern, while the benchmark is priced at 3:00 p.m. This led to a reported performance differential, particularly due to pricing dispersion on the last day of the period. Short-term bonds were bolstered by expectations of declining interest rates amid muted inflation and a global growth slowdown that was exacerbated by escalating international trade tension.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	66.6%
AAA	4.8%
AA	4.8%
A	9.0%
BBB	13.9%
BB and Below	0.1%
Not Rated	0.2%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019 *
Corporate Bonds	26.9%
U.S. Government and U.S. Government Agency Obligations	66.6%
Other Investments	5.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 11.9%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
2.8% 2/17/21	$70,000	$70,693
3.2% 3/1/22	425,000	435,957
3.8% 3/15/22	48,000	50,024
3.8% 3/1/24	480,000	510,446
4.6% 2/15/21	40,000	41,190
Telefonica Emisiones S.A.U. 5.462% 2/16/21	100,000	104,664
Verizon Communications, Inc.:
2.946% 3/15/22	260,000	266,739
3.125% 3/16/22	790,000	814,386
		2,294,099
Entertainment - 0.2%
NBCUniversal, Inc. 2.875% 1/15/23	75,000	77,191
The Walt Disney Co.:
2.45% 3/4/22	255,000	259,679
3% 9/15/22 (a)	860,000	888,259
		1,225,129
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.579% 7/23/20	46,000	46,438
Comcast Corp.:
1.625% 1/15/22	31,000	30,879
3.3% 10/1/20	1,195,000	1,212,388
3.45% 10/1/21	300,000	309,001
3.7% 4/15/24	540,000	578,353
Discovery Communications LLC 3.25% 4/1/23	60,000	61,877
Fox Corp. 4.03% 1/25/24 (a)	650,000	696,144
		2,935,080
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 3.75% 1/16/24	530,000	560,684

TOTAL COMMUNICATION SERVICES		7,014,992

CONSUMER DISCRETIONARY - 1.3%
Automobiles - 0.5%
American Honda Finance Corp.:
1.95% 7/20/20	50,000	49,974
3.375% 12/10/21	290,000	299,349
3.55% 1/12/24	250,000	266,974
General Motors Financial Co., Inc.:
2.65% 4/13/20	140,000	140,214
3.15% 6/30/22	30,000	30,445
3.25% 1/5/23	50,000	50,861
3.95% 4/13/24	320,000	331,092
4.15% 6/19/23	250,000	261,095
4.25% 5/15/23	70,000	73,294
5.1% 1/17/24	430,000	464,961
Toyota Motor Corp. 2.358% 7/2/24	450,000	458,824
		2,427,083
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 2.9% 2/21/21	576,000	581,874
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.625% 1/15/22	53,000	53,855
3.35% 4/1/23	840,000	879,187
		933,042
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
2.4% 2/22/23	1,000,000	1,018,208
3.3% 12/5/21	37,000	38,281
		1,056,489
Multiline Retail - 0.3%
Dollar Tree, Inc. 3.7% 5/15/23	1,410,000	1,468,480
Specialty Retail - 0.0%
The Home Depot, Inc. 2.625% 6/1/22	108,000	110,589

TOTAL CONSUMER DISCRETIONARY		6,577,557

CONSUMER STAPLES - 2.0%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 3.3% 2/1/23	1,425,000	1,483,638
Anheuser-Busch InBev Worldwide, Inc. 2.5% 7/15/22	50,000	50,807
Constellation Brands, Inc. 2.7% 5/9/22	25,000	25,351
Dr. Pepper Snapple Group, Inc. 4.057% 5/25/23	80,000	84,956
Molson Coors Brewing Co.:
2.1% 7/15/21	950,000	949,709
2.25% 3/15/20	48,000	47,936
PepsiCo, Inc.:
2% 4/15/21	315,000	316,271
3.125% 11/1/20	50,000	50,711
The Coca-Cola Co.:
1.875% 10/27/20	75,000	74,981
2.2% 5/25/22	500,000	505,825
		3,590,185
Food & Staples Retailing - 0.2%
Walmart, Inc.:
1.75% 10/9/19	240,000	239,914
2.35% 12/15/22	41,000	41,756
2.85% 7/8/24	370,000	387,522
3.4% 6/26/23	140,000	148,242
		817,434
Food Products - 0.6%
Campbell Soup Co. 3.65% 3/15/23	125,000	130,035
Conagra Brands, Inc. 3.8% 10/22/21	1,050,000	1,080,281
General Mills, Inc.:
2.6% 10/12/22	50,000	50,713
3.7% 10/17/23	62,000	65,595
H.J. Heinz Co. 4% 6/15/23	30,000	31,175
Kraft Foods Group, Inc. 3.5% 6/6/22	32,000	32,757
McCormick & Co., Inc. 2.7% 8/15/22	23,000	23,372
Tyson Foods, Inc. 2.25% 8/23/21	1,380,000	1,383,977
		2,797,905
Household Products - 0.0%
Procter & Gamble Co. 1.9% 10/23/20	51,000	51,038
Tobacco - 0.5%
Altria Group, Inc.:
2.625% 1/14/20	58,000	58,028
3.49% 2/14/22	182,000	188,016
3.8% 2/14/24	690,000	730,831
BAT Capital Corp.:
2.297% 8/14/20	625,000	625,067
2.764% 8/15/22	52,000	52,733
Philip Morris International, Inc.:
2% 2/21/20	57,000	56,934
2.5% 11/2/22	774,000	782,722
Reynolds American, Inc. 4% 6/12/22	80,000	83,611
		2,577,942

TOTAL CONSUMER STAPLES		9,834,504

ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp. 4.85% 3/15/21	15,000	15,507
BP Capital Markets PLC 2.5% 11/6/22	60,000	60,857
Canadian Natural Resources Ltd. 2.95% 1/15/23	645,000	655,266
Chevron Corp.:
2.1% 5/16/21	125,000	125,559
2.355% 12/5/22	63,000	64,104
2.498% 3/3/22	200,000	203,472
Ecopetrol SA 5.875% 9/18/23	690,000	769,626
Enbridge Energy Partners LP 4.375% 10/15/20	1,340,000	1,368,230
Enbridge, Inc. 2.9% 7/15/22	223,000	227,311
Energy Transfer Partners LP:
4.15% 10/1/20	100,000	101,577
5.875% 1/15/24	365,000	408,398
Enterprise Products Operating LP:
2.85% 4/15/21	580,000	586,513
3.5% 2/1/22	640,000	661,755
4.05% 2/15/22	80,000	83,681
5.2% 9/1/20	43,000	44,233
Exxon Mobil Corp. 2.222% 3/1/21	94,000	94,572
Kinder Morgan, Inc. 3.15% 1/15/23	611,000	627,803
Marathon Petroleum Corp.:
3.4% 12/15/20	360,000	364,311
4.75% 12/15/23	470,000	512,142
MPLX LP 3.375% 3/15/23	200,000	205,879
Occidental Petroleum Corp.:
2.7% 8/15/22	113,000	114,112
2.9% 8/15/24	374,000	377,498
Petroleos Mexicanos:
3.5% 1/30/23	86,000	83,549
4.625% 9/21/23	140,000	140,328
5.375% 3/13/22	790,000	807,775
6.375% 2/4/21	110,000	113,080
Plains All American Pipeline LP/PAA Finance Corp. 2.6% 12/15/19	33,000	32,972
Shell International Finance BV:
1.75% 9/12/21	260,000	259,592
2.375% 8/21/22	50,000	50,823
The Williams Companies, Inc. 3.7% 1/15/23	780,000	809,182
Total Capital International SA:
2.218% 7/12/21	2,000,000	2,013,255
2.75% 6/19/21	100,000	101,350
Williams Partners LP 3.6% 3/15/22	37,000	38,095
		12,122,407
FINANCIALS - 12.1%
Banks - 6.2%
Australia & New Zealand Banking Group Ltd. 2.3% 6/1/21	250,000	251,402
Bank of America Corp.:
2.151% 11/9/20	110,000	110,059
2.328% 10/1/21 (b)	100,000	100,157
2.503% 10/21/22	1,730,000	1,746,798
2.881% 4/24/23 (b)	190,000	193,509
3.004% 12/20/23 (b)	250,000	256,562
3.864% 7/23/24 (b)	100,000	106,181
5% 5/13/21	60,000	62,856
Bank of Montreal 1.9% 8/27/21	82,000	82,037
Bank of Nova Scotia:
2.7% 3/7/22	100,000	101,885
3.4% 2/11/24	360,000	378,688
Barclays Bank PLC 2.65% 1/11/21	1,000,000	1,004,356
Barclays PLC:
2.75% 11/8/19	200,000	200,099
4.338% 5/16/24 (b)	1,000,000	1,042,374
BB&T Corp. 2.15% 2/1/21	50,000	50,086
Citigroup, Inc.:
2.45% 1/10/20	200,000	200,145
2.65% 10/26/20	100,000	100,607
2.7% 3/30/21	162,000	163,636
2.7% 10/27/22	40,000	40,681
3.142% 1/24/23 (b)	100,000	102,256
3.352% 4/24/25 (b)	770,000	804,488
Comerica, Inc. 3.7% 7/31/23	100,000	105,722
Corporacion Andina de Fomento:
2.2% 7/18/20	46,000	45,905
3.75% 11/23/23	190,000	201,172
Credit Suisse Group Funding Guernsey Ltd.:
3.45% 4/16/21	1,250,000	1,272,192
3.8% 9/15/22	750,000	782,711
Credit Suisse New York Branch 5.4% 1/14/20	300,000	303,212
European Investment Bank 1.625% 8/14/20	115,000	114,803
Fifth Third Bancorp 2.6% 6/15/22	30,000	30,396
HSBC Holdings PLC:
2.65% 1/5/22	1,200,000	1,211,998
3.033% 11/22/23 (b)	1,000,000	1,016,357
3.262% 3/13/23 (b)	200,000	204,105
3.4% 3/8/21	200,000	203,200
4% 3/30/22	37,000	38,820
HSBC U.S.A., Inc. 2.75% 8/7/20	100,000	100,638
Huntington Bancshares, Inc. 2.3% 1/14/22	40,000	40,188
Huntington National Bank 3.25% 5/14/21	750,000	762,858
Japan Bank International Cooperation:
1.75% 5/28/20	200,000	199,659
2.25% 2/24/20	200,000	200,115
2.375% 7/21/22	450,000	458,256
2.375% 11/16/22	200,000	203,939
2.5% 5/23/24	200,000	207,120
3.125% 7/20/21	200,000	205,030
JPMorgan Chase & Co.:
2.295% 8/15/21	606,000	607,454
2.972% 1/15/23	1,230,000	1,255,152
3.2% 1/25/23	47,000	48,823
3.559% 4/23/24 (b)	100,000	105,015
3.797% 7/23/24 (b)	500,000	531,128
KeyCorp. 5.1% 3/24/21	78,000	81,497
Lloyds Bank PLC:
3.3% 5/7/21	200,000	203,346
3.9% 3/12/24	200,000	209,522
Lloyds Banking Group PLC 2.907% 11/7/23 (b)	600,000	601,841
Mitsubishi UFJ Financial Group, Inc.:
2.801% 7/18/24	800,000	819,093
2.95% 3/1/21	200,000	202,170
3.407% 3/7/24	270,000	283,436
National Australia Bank Ltd.:
2.5% 1/12/21	250,000	251,678
2.8% 1/10/22	250,000	255,042
Oesterreichische Kontrollbank:
2.875% 9/7/21	75,000	76,872
3.125% 11/7/23	230,000	244,727
PNC Funding Corp. 5.125% 2/8/20	150,000	151,857
Rabobank Nederland 3.875% 2/8/22	71,000	74,151
Regions Financial Corp.:
2.75% 8/14/22	135,000	137,376
3.8% 8/14/23	670,000	709,152
Royal Bank of Canada:
2.125% 3/2/20	250,000	250,121
2.55% 7/16/24	600,000	611,656
2.75% 2/1/22	135,000	137,888
2.8% 4/29/22	1,190,000	1,215,489
Royal Bank of Scotland Group PLC 3.875% 9/12/23	425,000	437,781
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	20,000	20,575
4.45% 12/3/21	880,000	918,147
Sumitomo Mitsui Financial Group, Inc.:
2.784% 7/12/22	67,000	68,189
2.934% 3/9/21	38,000	38,460
3.748% 7/19/23	115,000	121,596
SunTrust Bank 2.25% 1/31/20	56,000	55,988
Svenska Handelsbanken AB 1.95% 9/8/20	250,000	249,955
Synchrony Bank 3% 6/15/22	250,000	254,538
The Toronto-Dominion Bank:
1.8% 7/13/21	41,000	40,904
1.85% 9/11/20	100,000	99,978
1.9% 10/24/19	340,000	339,926
2.65% 6/12/24	1,380,000	1,416,131
3.25% 6/11/21	100,000	102,298
U.S. Bancorp 2.625% 1/24/22	236,000	239,910
Wells Fargo & Co.:
2.5% 3/4/21	85,000	85,508
2.625% 7/22/22	280,000	284,763
3.75% 1/24/24	960,000	1,022,370
Westpac Banking Corp.:
2.15% 3/6/20	420,000	420,273
2.5% 6/28/22	37,000	37,613
3.3% 2/26/24	400,000	421,444
3.65% 5/15/23	60,000	63,536
		30,811,627
Capital Markets - 1.4%
Bank New York Mellon Corp.:
2.05% 5/3/21	92,000	92,224
2.5% 4/15/21	38,000	38,323
BlackRock, Inc. 3.375% 6/1/22	35,000	36,545
Deutsche Bank AG 2.7% 7/13/20	133,000	132,659
Deutsche Bank AG New York Branch:
3.15% 1/22/21	100,000	99,650
3.375% 5/12/21	42,000	41,988
3.95% 2/27/23	200,000	202,761
4.25% 2/4/21	1,050,000	1,061,820
5% 2/14/22	300,000	310,952
Goldman Sachs Group, Inc.:
2.3% 12/13/19	100,000	100,007
2.625% 4/25/21	160,000	161,237
2.905% 7/24/23 (b)	155,000	157,457
3% 4/26/22	72,000	72,938
3.2% 2/23/23	200,000	206,637
3.625% 2/20/24	440,000	464,059
IntercontinentalExchange, Inc. 2.35% 9/15/22	125,000	126,320
Moody's Corp. 2.75% 12/15/21	27,000	27,365
Morgan Stanley:
2.625% 11/17/21	910,000	919,529
2.75% 5/19/22	49,000	49,842
3.125% 1/23/23	2,110,000	2,175,600
4.875% 11/1/22	130,000	139,847
5.75% 1/25/21	100,000	104,916
		6,722,676
Consumer Finance - 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	300,000	300,984
3.3% 1/23/23	300,000	307,487
4.45% 12/16/21	600,000	623,464
4.625% 10/30/20	150,000	153,648
American Express Co. 2.75% 5/20/22	1,010,000	1,029,583
American Express Credit Corp.:
2.2% 3/3/20	137,000	137,066
2.6% 9/14/20	42,000	42,233
Capital One Financial Corp.:
2.5% 5/12/20	317,000	317,567
3.2% 1/30/23	255,000	262,743
3.45% 4/30/21	810,000	827,069
3.9% 1/29/24	290,000	307,939
Caterpillar Financial Services Corp. 2.1% 1/10/20	210,000	210,009
Ford Motor Credit Co. LLC:
2.425% 6/12/20	200,000	199,832
3.47% 4/5/21	200,000	201,963
3.81% 1/9/24	200,000	201,701
5.596% 1/7/22	400,000	422,994
John Deere Capital Corp.:
1.95% 6/22/20	57,000	56,955
2.7% 1/6/23	74,000	75,729
3.125% 9/10/21	495,000	507,118
3.65% 10/12/23	450,000	480,875
Toyota Motor Credit Corp.:
1.95% 4/17/20	69,000	68,940
2.15% 9/8/22	44,000	44,381
2.6% 1/11/22	110,000	111,776
		6,892,056
Diversified Financial Services - 2.5%
AB Svensk Exportkredit:
1.75% 3/10/21	600,000	600,711
1.875% 6/23/20	200,000	199,971
Berkshire Hathaway, Inc. 2.2% 3/15/21	85,000	85,538
BP Capital Markets America, Inc.:
2.52% 9/19/22	215,000	218,137
2.75% 5/10/23	760,000	778,664
3.245% 5/6/22	510,000	526,537
4.5% 10/1/20	130,000	133,482
Broadcom Corp./Broadcom Cayman LP:
2.375% 1/15/20	45,000	44,980
2.65% 1/15/23	550,000	549,266
3% 1/15/22	11,000	11,089
Cigna Corp.:
3.4% 9/17/21	147,000	150,497
3.75% 7/15/23	1,325,000	1,392,917
Export Development Canada:
1.625% 1/17/20	130,000	129,818
1.75% 7/18/22	300,000	302,003
2% 5/17/22	715,000	723,723
2.625% 2/21/24	200,000	209,712
2.75% 3/15/23	150,000	156,299
General Electric Capital Corp.:
2.2% 1/9/20	79,000	78,810
3.45% 5/15/24	770,000	781,632
KfW:
1.5% 9/9/19	116,000	115,989
1.75% 3/31/20	100,000	99,842
1.75% 9/15/21	330,000	331,274
2.125% 3/7/22	77,000	78,187
2.375% 3/24/21	410,000	414,664
2.375% 12/29/22	1,272,000	1,309,180
2.625% 2/28/24	510,000	535,398
2.75% 7/15/20	1,830,000	1,844,373
3.125% 12/15/21	350,000	362,436
4% 1/27/20	200,000	201,558
Landwirtschaftliche Rentenbank 3.125% 11/14/23	140,000	149,179
		12,515,866
Insurance - 0.6%
ACE INA Holdings, Inc. 2.875% 11/3/22	55,000	56,630
American International Group, Inc.:
3.3% 3/1/21	1,718,000	1,746,433
4.875% 6/1/22	65,000	69,620
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	96,000	97,571
3.875% 3/15/24	732,000	785,299
		2,755,553

TOTAL FINANCIALS		59,697,778

HEALTH CARE - 2.1%
Biotechnology - 0.5%
AbbVie, Inc.:
2.3% 5/14/21	50,000	50,125
3.75% 11/14/23	970,000	1,023,566
Amgen, Inc. 2.65% 5/11/22	110,000	111,652
Celgene Corp. 3.25% 2/20/23	1,085,000	1,128,126
Gilead Sciences, Inc. 1.85% 9/20/19	100,000	100,000
		2,413,469
Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 2.9% 11/30/21	34,000	34,662
Becton, Dickinson & Co.:
2.404% 6/5/20	50,000	50,058
2.894% 6/6/22	530,000	538,743
Boston Scientific Corp. 3.45% 3/1/24	1,202,000	1,263,133
		1,886,596
Health Care Providers & Services - 0.5%
Anthem, Inc. 2.95% 12/1/22	25,000	25,576
Cardinal Health, Inc. 2.616% 6/15/22	140,000	140,967
CVS Health Corp.:
2.125% 6/1/21	38,000	38,041
2.625% 8/15/24	64,000	64,367
3.35% 3/9/21	515,000	524,394
3.7% 3/9/23	205,000	214,368
Express Scripts Holding Co. 3.05% 11/30/22	50,000	51,216
UnitedHealth Group, Inc.:
2.125% 3/15/21	40,000	40,090
2.375% 10/15/22	21,000	21,278
2.375% 8/15/24	400,000	406,304
3.15% 6/15/21	770,000	785,689
3.5% 6/15/23	200,000	211,051
		2,523,341
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 3% 4/15/23	60,000	61,722
Pharmaceuticals - 0.7%
Actavis Funding SCS 3% 3/12/20	255,000	255,780
AstraZeneca PLC:
2.375% 6/12/22	27,000	27,216
3.5% 8/17/23	510,000	534,206
Bristol-Myers Squibb Co.:
2.6% 5/16/22 (a)	250,000	254,697
2.9% 7/26/24 (a)	500,000	518,409
GlaxoSmithKline Capital PLC 3.125% 5/14/21	100,000	101,801
Johnson & Johnson 2.25% 3/3/22	88,000	89,136
Merck & Co., Inc. 2.35% 2/10/22	74,000	75,104
Novartis Capital Corp.:
2.4% 5/17/22	270,000	274,390
2.4% 9/21/22	33,000	33,584
3.4% 5/6/24	385,000	411,690
Pfizer, Inc.:
2.2% 12/15/21	90,000	90,793
2.95% 3/15/24	300,000	312,704
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	290,000	290,899
		3,270,409

TOTAL HEALTH CARE		10,155,537

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.5%
General Dynamics Corp. 3% 5/11/21	200,000	203,841
Northrop Grumman Corp.:
2.08% 10/15/20	715,000	715,281
2.55% 10/15/22	813,000	825,612
Rockwell Collins, Inc. 2.8% 3/15/22	66,000	67,143
The Boeing Co. 2.8% 3/1/23	60,000	61,513
United Technologies Corp.:
1.9% 5/4/20	100,000	99,828
3.1% 6/1/22	28,000	28,902
3.65% 8/16/23	510,000	541,182
		2,543,302
Air Freight & Logistics - 0.0%
United Parcel Service, Inc.:
2.05% 4/1/21	64,000	64,060
2.5% 4/1/23	60,000	61,023
		125,083
Commercial Services & Supplies - 0.1%
FMS Wertmanagement AoeR 2.75% 1/30/24	200,000	210,247
Electrical Equipment - 0.0%
Eaton Corp. 2.75% 11/2/22	30,000	30,591
Industrial Conglomerates - 0.1%
General Electric Co. 2.7% 10/9/22	33,000	32,785
Honeywell International, Inc. 1.85% 11/1/21	30,000	29,965
Roper Technologies, Inc. 3.65% 9/15/23	360,000	379,236
		441,986
Machinery - 0.2%
Caterpillar Financial Services Corp.:
1.85% 9/4/20	51,000	50,999
2.85% 5/17/24	840,000	872,841
3.45% 5/15/23	130,000	136,682
		1,060,522
Road & Rail - 0.0%
Burlington Northern Santa Fe LLC 3.05% 9/1/22	34,000	34,998
Union Pacific Corp. 2.75% 4/15/23	50,000	51,268
		86,266
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
2.125% 1/15/20	52,000	51,968
3.5% 1/15/22	750,000	771,013
3.875% 7/3/23	110,000	115,235
4.25% 2/1/24	670,000	715,201
International Lease Finance Corp. 5.875% 8/15/22	75,000	82,374
		1,735,791

TOTAL INDUSTRIALS		6,233,788

INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.3%
Cisco Systems, Inc.:
1.85% 9/20/21	1,340,000	1,339,006
2.45% 6/15/20	50,000	50,186
		1,389,192
Electronic Equipment & Components - 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (a)	410,000	428,567
4.42% 6/15/21 (a)	1,248,000	1,287,680
5.45% 6/15/23 (a)	635,000	690,172
		2,406,419
IT Services - 0.3%
Fiserv, Inc. 2.75% 7/1/24	730,000	745,877
IBM Corp.:
2.5% 1/27/22	100,000	101,306
3% 5/15/24	600,000	623,959
Visa, Inc. 2.15% 9/15/22	43,000	43,614
		1,514,756
Semiconductors & Semiconductor Equipment - 0.0%
Analog Devices, Inc. 2.95% 1/12/21	125,000	126,215
Intel Corp.:
1.85% 5/11/20	61,000	60,981
2.45% 7/29/20	23,000	23,105
Qualcomm, Inc. 3% 5/20/22	38,000	39,081
		249,382
Software - 0.7%
Microsoft Corp.:
1.55% 8/8/21	133,000	132,605
1.85% 2/6/20	414,000	413,701
2.4% 2/6/22	1,802,000	1,832,953
Oracle Corp.:
1.9% 9/15/21	36,000	35,984
2.625% 2/15/23	855,000	873,657
3.875% 7/15/20	58,000	58,941
		3,347,841
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
1.8% 5/11/20	76,000	75,918
1.9% 2/7/20	110,000	109,981
2% 11/13/20	130,000	130,361
2.1% 9/12/22	124,000	125,124
2.25% 2/23/21	45,000	45,252
2.3% 5/11/22	910,000	921,985
2.4% 1/13/23	1,250,000	1,275,137
2.7% 5/13/22	36,000	36,864
		2,720,622

TOTAL INFORMATION TECHNOLOGY		11,628,212

MATERIALS - 0.5%
Chemicals - 0.5%
DowDuPont, Inc. 4.205% 11/15/23	50,000	53,867
Eastman Chemical Co.:
2.7% 1/15/20	15,000	15,010
3.6% 8/15/22	685,000	706,883
Ecolab, Inc. 3.25% 1/14/23	76,000	78,969
Nutrien Ltd. 3.5% 6/1/23	580,000	600,254
Sherwin-Williams Co. 2.75% 6/1/22	467,000	474,223
The Dow Chemical Co.:
3% 11/15/22	80,000	81,694
3.15% 5/15/24 (a)	450,000	464,730
The Mosaic Co. 3.25% 11/15/22	200,000	204,962
		2,680,592
Metals & Mining - 0.0%
BHP Billiton Financial (U.S.A.) Ltd. 2.875% 2/24/22	55,000	56,248

TOTAL MATERIALS		2,736,840

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.:
2.25% 1/15/22	96,000	96,375
3.375% 5/15/24	160,000	167,223
Boston Properties, Inc. 4.125% 5/15/21	47,000	48,442
Duke Realty LP 4.375% 6/15/22	21,000	22,182
ERP Operating LP 4.625% 12/15/21	32,000	33,680
Health Care REIT, Inc. 3.75% 3/15/23	31,000	32,630
Simon Property Group LP 2.625% 6/15/22	170,000	172,989
Welltower, Inc.:
3.625% 3/15/24	340,000	358,185
3.95% 9/1/23	360,000	383,788
		1,315,494
Real Estate Management & Development - 0.0%
Liberty Property LP 4.125% 6/15/22	18,000	18,857

TOTAL REAL ESTATE		1,334,351

UTILITIES - 1.0%
Electric Utilities - 0.7%
Baltimore Gas & Electric Co. 3.5% 11/15/21	82,000	83,975
Duke Energy Carolinas LLC 3.35% 5/15/22	720,000	747,727
Duke Energy Corp. 2.4% 8/15/22	102,000	103,212
Eversource Energy 2.75% 3/15/22	24,000	24,377
Exelon Corp. 3.497% 6/1/22 (b)	462,000	475,680
FirstEnergy Corp. 2.85% 7/15/22	970,000	989,364
NextEra Energy Capital Holdings, Inc. 2.9% 4/1/22	350,000	357,503
Southern Co.:
2.35% 7/1/21	85,000	85,244
2.95% 7/1/23	670,000	689,705
		3,556,787
Multi-Utilities - 0.3%
Berkshire Hathaway Energy Co. 2.375% 1/15/21	70,000	70,415
Dominion Energy, Inc.:
2.579% 7/1/20 (b)	49,000	49,084
2.75% 1/15/22	455,000	460,426
NiSource, Inc. 3.65% 6/15/23	550,000	573,628
Public Service Enterprise Group, Inc. 2.65% 11/15/22	96,000	96,934
Sempra Energy:
2.4% 3/15/20	46,000	45,948
2.9% 2/1/23	107,000	109,264
		1,405,699

TOTAL UTILITIES		4,962,486

TOTAL NONCONVERTIBLE BONDS
(Cost $129,212,842)		132,298,452

U.S. Government and Government Agency Obligations - 66.6%
U.S. Government Agency Obligations - 2.1%
Fannie Mae:
0% 10/9/19	$230,000	$229,513
1.5% 11/30/20	416,000	415,174
1.75% 7/2/24	860,000	872,539
2.375% 1/19/23	380,000	391,099
2.875% 10/30/20	990,000	1,003,836
Federal Home Loan Bank:
1.125% 7/14/21	525,000	521,086
1.375% 9/28/20	200,000	199,231
1.5% 10/21/19	85,000	84,933
1.5% 8/15/24	125,000	125,263
1.875% 7/7/21	1,330,000	1,337,929
1.875% 11/29/21	95,000	95,726
2.625% 10/1/20	3,400,000	3,433,873
3% 10/12/21	450,000	463,549
Freddie Mac:
1.375% 5/1/20	195,000	194,367
1.625% 9/29/20	775,000	774,769
2.75% 6/19/23	195,000	203,990
Tennessee Valley Authority 3.875% 2/15/21	49,000	50,567

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		10,397,444

U.S. Treasury Obligations - 64.5%
U.S. Treasury Notes:
1% 10/15/19	1,000	999
1.125% 2/28/21	1,410,000	1,399,425
1.125% 7/31/21	19,000	18,847
1.125% 8/31/21	161,000	159,742
1.125% 9/30/21	8,000	7,935
1.25% 10/31/19	3,000	2,996
1.25% 3/31/21	34,000	33,803
1.25% 10/31/21	93,000	92,484
1.375% 12/15/19	4,000	3,993
1.375% 1/15/20	41,000	40,928
1.375% 4/30/20	10,000	9,967
1.375% 8/31/20	294,000	292,725
1.375% 9/30/20	1,000	996
1.375% 10/31/20	1,759,000	1,751,579
1.375% 1/31/21	9,592,000	9,553,782
1.375% 4/30/21	332,000	330,781
1.5% 10/31/19	2,000	1,998
1.5% 7/15/20	1,000	997
1.625% 12/31/19	6,000	5,993
1.625% 10/15/20	2,559,000	2,555,501
1.625% 6/30/21	1,756,000	1,758,058
1.625% 8/31/22	747,000	751,056
1.625% 4/30/23	336,000	338,389
1.75% 11/30/19	6,000	5,995
1.75% 11/15/20	2,535,000	2,535,792
1.75% 12/31/20	49,000	49,036
1.75% 7/31/21	3,143,000	3,156,014
1.75% 11/30/21	169,000	169,944
1.75% 2/28/22	543,000	546,776
1.75% 4/30/22	164,000	165,281
1.75% 6/15/22	12,412,000	12,518,666
1.75% 6/30/22	1,134,000	1,143,923
1.75% 7/15/22	5,351,000	5,397,194
1.75% 9/30/22	163,000	164,547
1.75% 6/30/24	134,000	136,157
1.75% 7/31/24	161,000	163,698
1.875% 12/31/19	19,000	18,992
1.875% 12/15/20	907,000	909,055
1.875% 1/31/22	179,000	180,636
1.875% 2/28/22	1,717,000	1,733,701
1.875% 3/31/22	1,316,000	1,329,571
1.875% 4/30/22	230,000	232,471
1.875% 7/31/22	527,000	533,443
1.875% 9/30/22	482,000	488,515
2% 1/31/20	29,000	29,003
2% 7/31/20	156,000	156,219
2% 1/15/21	1,319,000	1,324,925
2% 10/31/21	33,000	33,340
2% 12/31/21	479,000	484,501
2% 10/31/22	1,238,000	1,259,568
2% 11/30/22	2,106,000	2,143,678
2% 5/31/24	558,000	573,258
2.125% 5/31/21	3,791,000	3,826,393
2.125% 5/15/22	7,815,000	7,952,068
2.125% 12/31/22	2,278,000	2,329,700
2.125% 2/29/24	2,848,000	2,934,998
2.125% 3/31/24	8,014,000	8,264,751
2.25% 3/31/20	50,000	50,098
2.25% 2/15/21	242,000	244,118
2.25% 3/31/21	13,037,000	13,163,805
2.25% 4/30/21	3,165,000	3,198,505
2.25% 4/15/22	11,921,000	12,161,283
2.25% 1/31/24	237,000	245,378
2.25% 4/30/24	16,561,000	17,183,978
2.375% 12/31/20	55,000	55,492
2.375% 3/15/21	1,153,000	1,166,106
2.375% 4/15/21	77,000	77,929
2.375% 3/15/22	15,606,000	15,964,450
2.375% 1/31/23	4,672,000	4,818,182
2.375% 2/29/24	8,027,000	8,363,758
2.5% 12/31/20	6,351,000	6,418,727
2.5% 1/31/21	8,484,000	8,581,102
2.5% 2/28/21	7,845,000	7,944,595
2.5% 1/15/22	7,370,000	7,543,022
2.5% 2/15/22	12,017,000	12,312,731
2.5% 3/31/23	1,144,000	1,186,900
2.5% 1/31/24	5,691,000	5,952,875
2.625% 7/31/20	2,000	2,014
2.625% 6/15/21	269,000	273,949
2.625% 7/15/21	1,377,000	1,403,787
2.625% 12/15/21	10,681,000	10,955,118
2.625% 2/28/23	1,492,000	1,552,496
2.625% 6/30/23	5,714,000	5,969,121
2.625% 12/31/23	5,401,000	5,673,160
2.75% 9/30/20	1,300,000	1,313,406
2.75% 11/30/20	7,589,000	7,685,938
2.75% 8/15/21	891,000	911,570
2.75% 9/15/21	1,303,000	1,335,219
2.75% 4/30/23	5,828,000	6,100,960
2.75% 5/31/23	2,401,000	2,516,079
2.75% 8/31/23	5,051,000	5,309,864
2.875% 10/31/20	783,000	792,971
2.875% 10/15/21	6,903,000	7,097,417
2.875% 11/15/21	15,594,000	16,052,074
2.875% 9/30/23	1,467,000	1,551,123
2.875% 10/31/23	25,287,000	26,763,708
2.875% 11/30/23	5,213,000	5,524,355

TOTAL U.S. TREASURY OBLIGATIONS		317,422,146

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $321,687,265)		327,819,590

Foreign Government and Government Agency Obligations - 1.9%
Alberta Province:
2.2% 7/26/22	$331,000	$336,224
2.95% 1/23/24	640,000	675,450
Canadian Government:
2% 11/15/22	200,000	203,160
2.625% 1/25/22	1,140,000	1,169,800
Hungarian Republic:
5.375% 2/21/23	1,770,000	1,956,956
5.75% 11/22/23	110,000	125,159
Manitoba Province:
2.125% 5/4/22	917,000	927,915
2.6% 4/16/24	720,000	750,708
Ontario Province:
2.25% 5/18/22	130,000	132,101
2.55% 2/12/21	420,000	424,654
2.55% 4/25/22	270,000	276,318
3.05% 1/29/24	910,000	964,436
3.4% 10/17/23	90,000	96,228
Polish Government:
4% 1/22/24	330,000	358,746
5% 3/23/22	59,000	63,536
Province of Quebec:
2.375% 1/31/22	311,000	316,610
2.5% 4/9/24	690,000	718,449
United Mexican States 3.625% 3/15/22	62,000	64,151
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,386,689)		9,560,601

Supranational Obligations - 2.8%
African Development Bank:
1.875% 3/16/20	310,000	309,830
3% 9/20/23	240,000	253,651
Asian Development Bank:
1.75% 9/13/22	57,000	57,417
2.25% 1/20/21	52,000	52,398
2.625% 1/30/24	650,000	681,921
2.75% 3/17/23	265,000	276,413
2.875% 11/27/20	800,000	811,079
European Bank for Reconstruction & Development:
1.625% 5/5/20	140,000	139,718
2% 2/1/21	100,000	100,474
2.75% 4/26/21	580,000	590,512
European Investment Bank:
1.75% 5/15/20	110,000	109,898
2% 3/15/21	164,000	164,911
2% 12/15/22	262,000	266,795
2.25% 6/24/24	600,000	621,566
2.375% 5/13/21	410,000	415,280
2.375% 6/15/22	100,000	102,343
2.625% 5/20/22	500,000	514,927
2.875% 12/15/21	120,000	123,608
2.875% 8/15/23	800,000	843,183
3.125% 12/14/23	530,000	565,458
Inter-American Development Bank:
1.875% 3/15/21	138,000	138,500
2.5% 1/18/23	240,000	247,793
2.625% 4/19/21	447,000	454,074
2.625% 1/16/24	400,000	419,537
3% 9/26/22	570,000	595,608
International Bank for Reconstruction & Development:
1.125% 11/27/19	500,000	498,950
1.125% 8/10/20	150,000	149,056
1.375% 3/30/20	100,000	99,670
1.5% 8/28/24	600,000	600,892
2% 10/30/20	540,000	540,182
2% 1/26/22	64,000	64,736
2.125% 12/13/21	820,000	830,532
2.5% 3/19/24	250,000	261,302
2.75% 7/23/21	100,000	102,188
7.625% 1/19/23	830,000	994,612
International Finance Corp.:
2% 10/24/22	90,000	91,356
2.25% 1/25/21	230,000	231,715
2.875% 7/31/23	300,000	315,356
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $13,362,633)		13,637,441

Bank Notes - 1.2%
Bank of Nova Scotia 2.45% 9/19/22	173,000	176,012
BNP Paribas 5% 1/15/21	100,000	103,862
Citibank NA 2.85% 2/12/21	250,000	252,989
Citizens Bank NA 2.25% 10/30/20	1,250,000	1,251,809
Discover Bank 3.35% 2/6/23	500,000	517,412
JP Morgan Chase Bank NA 3.086% 4/26/21 (b)	1,500,000	1,508,965
PNC Bank NA 2% 5/19/20	250,000	250,012
Svenska Handelsbanken AB 3.35% 5/24/21	250,000	255,583
Synchrony Bank 3.65% 5/24/21	750,000	765,297
U.S. Bank NA:
2% 1/24/20	$250,000	$249,914
2.05% 10/23/20	250,000	250,397
Wells Fargo Bank NA:
2.4% 1/15/20	269,000	269,244
3.625% 10/22/21	250,000	257,926
TOTAL BANK NOTES
(Cost $6,010,877)		6,109,422
	Shares	Value

Money Market Funds - 0.2%
Fidelity Cash Central Fund 2.13% (c)
(Cost $1,064,701)	1,064,488	1,064,701
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $480,725,007)		490,490,207
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,856,308
NET ASSETS - 100%		$492,346,515

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,228,658 or 1.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,182
Total	$30,182

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$132,298,452	$--	$132,298,452	$--
U.S. Government and Government Agency Obligations	327,819,590	--	327,819,590	--
Foreign Government and Government Agency Obligations	9,560,601	--	9,560,601	--
Supranational Obligations	13,637,441	--	13,637,441	--
Bank Notes	6,109,422	--	6,109,422	--
Money Market Funds	1,064,701	1,064,701	--	--
Total Investments in Securities:	$490,490,207	$1,064,701	$489,425,506	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Canada	3.0%
Multi-National	2.8%
United Kingdom	1.4%
Germany	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $479,660,306)	$489,425,506
Fidelity Central Funds (cost $1,064,701)	1,064,701
Total Investment in Securities (cost $480,725,007)		$490,490,207
Receivable for investments sold		13,636,244
Receivable for fund shares sold		1,816,084
Interest receivable		3,389,164
Distributions receivable from Fidelity Central Funds		1,906
Total assets		509,333,605
Liabilities
Payable for investments purchased	$16,459,976
Payable for fund shares redeemed	376,406
Distributions payable	138,775
Accrued management fee	11,933
Total liabilities		16,987,090
Net Assets		$492,346,515
Net Assets consist of:
Paid in capital		$481,138,092
Total distributable earnings (loss)		11,208,423
Net Assets		$492,346,515
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($492,346,515 ÷ 48,527,541 shares)		$10.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$7,012,971
Income from Fidelity Central Funds		30,182
Total income		7,043,153
Expenses
Management fee	$78,369
Independent trustees' fees and expenses	964
Commitment fees	518
Total expenses before reductions	79,851
Expense reductions	(3,026)
Total expenses after reductions		76,825
Net investment income (loss)		6,966,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	787,730
Total net realized gain (loss)		787,730
Change in net unrealized appreciation (depreciation) on investment securities		10,042,031
Net gain (loss)		10,829,761
Net increase (decrease) in net assets resulting from operations		$17,796,089

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	For the period October 18, 2017 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,966,328	$774,289
Net realized gain (loss)	787,730	(196,226)
Change in net unrealized appreciation (depreciation)	10,042,031	(276,831)
Net increase (decrease) in net assets resulting from operations	17,796,089	301,232
Distributions to shareholders	(6,205,307)	–
Distributions to shareholders from net investment income	–	(627,198)
Total distributions	(6,205,307)	(627,198)
Share transactions - net increase (decrease)	397,495,288	83,586,411
Total increase (decrease) in net assets	409,086,070	83,260,445
Net Assets
Beginning of period	83,260,445	–
End of period	$492,346,515	$83,260,445
Other Information
Undistributed net investment income end of period		$110,752

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Index Fund

Years ended August 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.261	.201
Net realized and unrealized gain (loss)	.318	(.233)
Total from investment operations	.579	(.032)
Distributions from net investment income	(.239)	(.158)
Total distributions	(.239)	(.158)
Net asset value, end of period	$10.15	$9.81
Total ReturnC,D	5.98%	(.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.03%G
Expenses net of fee waivers, if any	.03%	.03%G
Expenses net of all reductions	.03%	.03%G
Net investment income (loss)	2.66%	2.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$492,347	$3,751
Portfolio turnover rateH	83%	102%G

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Short-Term Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered share classes were consolidated into a single share class. The surviving class is Fidelity Short-Term Bond Index Fund (formerly Institutional Premium Class). All current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period September 1, 2018 through November 2, 2018.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,309,780
Gross unrealized depreciation	(7,807)
Net unrealized appreciation (depreciation)	$10,301,973
Tax Cost	$480,188,234

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$906,450
Net unrealized appreciation (depreciation) on securities and other investments	$10,301,973

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018(a)
Ordinary Income	$6,205,307	$ 627,198

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $134,032,090 and $3,432,501, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .03% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During July 2019, the Board approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

Prior to August 1, 2019, under the expense contract, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .03% of each class' average net assets on an annual basis with certain exceptions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $518 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,021. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Fidelity Short-Term Bond Index Fund	$5

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019	Year ended August 31, 2018(a)
Distributions to shareholders
Investor Class	$9,376	$–
Premium Class	286,729	–
Institutional Class	63,988	–
Fidelity Short-Term Bond Index Fund	5,845,214	–
Total	$6,205,307	$–
From net investment income
Investor Class	$–	$19,528
Premium Class	–	480,658
Institutional Class	–	84,167
Fidelity Short-Term Bond Index Fund	–	42,845
Total	$–	$627,198

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019	Year ended August 31, 2018(a)	Year ended August 31, 2019	Year ended August 31, 2018(a)
Investor Class
Shares sold	202,918	816,488	$1,994,324	$8,080,151
Reinvestment of distributions	920	1,920	8,974	18,964
Shares redeemed	(345,237)	(677,009)	(3,376,175)	(6,677,252)
Net increase (decrease)	(141,399)	141,399	$(1,372,877)	$1,421,863
Premium Class
Shares sold	1,456,637	8,152,320	$14,225,576	$80,261,133
Reinvestment of distributions	26,306	44,680	256,706	438,873
Shares redeemed	(8,425,042)	(1,254,901)	(82,109,376)	(12,349,778)
Net increase (decrease)	(6,942,099)	6,942,099	$(67,627,094)	$68,350,228
Institutional Class
Shares sold	1,095,048	1,043,740	$10,623,925	$10,275,467
Reinvestment of distributions	6,412	8,564	62,571	84,160
Shares redeemed	(2,118,716)	(35,048)	(20,673,222)	(343,684)
Net increase (decrease)	(1,017,256)	1,017,256	$(9,986,726)	$10,015,943
Fidelity Short-Term Bond Index Fund
Shares sold	59,408,449	380,182	$588,489,012	$3,778,545
Reinvestment of distributions	504,759	4,322	5,044,408	42,550
Shares redeemed	(11,767,850)	(2,321)	(117,051,435)	(22,718)
Net increase (decrease)	48,145,358	382,183	$476,481,985	$3,798,377

 (a) For the period October 18, 2017 (commencement of operations) to August 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short-Term Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 18, 2017 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 18, 2017 (commencement of operations) to August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Fidelity Short-Term Bond Index Fund	.03%
Actual		$1,000.00	$1,039.90	$.15
Hypothetical-C		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Short-Term Bond Index Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $0.014 per share derived from capital gains realized from sales of portfolio securities.

A total of 60.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $4,907,440 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SDX-I-ANN-1019
1.9884849.101

Fidelity® Sustainability Bond Index Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity® Sustainability Bond Index Fund	10.04%	8.99%

 A From June 19, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainability Bond Index Fund on June 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays MSCI U.S. Aggregate ESG Choice Bond Index performed over the same period.

Period Ending Values
$11,088	Fidelity® Sustainability Bond Index Fund
$11,103	Bloomberg Barclays MSCI U.S. Aggregate ESG Choice Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:   For the fiscal year ending August 31, 2019, the fund gained 10.04%, matching, net of fees, the 10.04% return of the Bloomberg Barclays MSCI U.S. Aggregate ESG Choice Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index and the significant cost and liquidity challenges associated with full replication of the index, we use “statistical sampling” techniques in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Bonds were bolstered this period by expectations of declining interest rates amid muted inflation and a global growth slowdown that was exacerbated by escalating trade tension between the U.S. and China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	71.2%
AAA	2.9%
AA	1.5%
A	10.4%
BBB	14.1%
BB and Below	0.3%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.5)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019 *
Corporate Bonds	23.9%
U.S. Government and U.S. Government Agency Obligations	71.2%
CMOs and Other Mortgage Related Securities	0.8%
Municipal Bonds	0.3%
Other Investments	4.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.5)%

 * Foreign investments - 8.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 23.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
4.85% 7/15/45	$68,000	$77,870
5.25% 3/1/37	264,000	313,823
5.7% 3/1/57	34,000	43,068
Telefonica Emisiones S.A.U. 4.103% 3/8/27	150,000	164,168
Verizon Communications, Inc.:
4.016% 12/3/29 (a)	200,000	225,899
5.5% 3/16/47	86,000	115,437
		940,265
Entertainment - 0.2%
The Walt Disney Co. 6.2% 12/15/34 (a)	105,000	148,773
Media - 0.2%
Discovery Communications LLC 4.375% 6/15/21	149,000	154,513
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC:
4.125% 5/30/25	120,000	130,256
4.375% 5/30/28	25,000	28,045
5% 5/30/38	43,000	49,801
		208,102

TOTAL COMMUNICATION SERVICES		1,451,653

CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.1%
Toyota Motor Corp. 2.358% 7/2/24	60,000	61,176
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.3% 2/21/48	62,000	70,084
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp. 3.7% 1/30/26	155,000	168,002
Starbucks Corp.:
3.8% 8/15/25	50,000	54,225
4.5% 11/15/48	32,000	37,753
		259,980
Multiline Retail - 0.0%
Target Corp. 3.9% 11/15/47	25,000	29,530
Specialty Retail - 0.3%
Lowe's Companies, Inc.:
3.1% 5/3/27	34,000	35,563
4.05% 5/3/47	62,000	67,401
The Home Depot, Inc. 4.5% 12/6/48	70,000	89,076
		192,040

TOTAL CONSUMER DISCRETIONARY		612,810

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Dr. Pepper Snapple Group, Inc. 5.085% 5/25/48	60,000	72,239
PepsiCo, Inc. 2.375% 10/6/26	220,000	225,435
		297,674
Food & Staples Retailing - 0.0%
Kroger Co. 4.65% 1/15/48	30,000	32,198
Food Products - 0.6%
Campbell Soup Co. 3.65% 3/15/23	26,000	27,047
Conagra Brands, Inc.:
4.3% 5/1/24	30,000	32,215
4.85% 11/1/28	55,000	63,004
5.4% 11/1/48	22,000	26,082
General Mills, Inc. 2.6% 10/12/22	50,000	50,713
H.J. Heinz Co. 3.95% 7/15/25	169,000	175,363
Tyson Foods, Inc.:
4% 3/1/26	40,000	43,601
5.1% 9/28/48	40,000	49,787
		467,812

TOTAL CONSUMER STAPLES		797,684

ENERGY - 2.2%
Energy Equipment & Services - 0.1%
Halliburton Co. 5% 11/15/45	86,000	96,317
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.:
3.25% 4/15/22	72,000	73,327
4.375% 10/15/28	50,000	51,386
ConocoPhillips Co. 6.5% 2/1/39	95,000	139,281
Equinor ASA 3.625% 9/10/28	70,000	77,318
Exxon Mobil Corp. 3.043% 3/1/26	80,000	84,867
Kinder Morgan, Inc. 4.3% 3/1/28	183,000	200,500
Marathon Petroleum Corp. 4.75% 9/15/44	88,000	94,866
MPLX LP:
4.5% 4/15/38	48,000	49,804
4.875% 12/1/24	152,000	166,721
4.9% 4/15/58	50,000	50,792
Noble Energy, Inc. 4.95% 8/15/47	74,000	82,331
Occidental Petroleum Corp.:
2.9% 8/15/24	20,000	20,187
3.4% 4/15/26	140,000	142,404
4.3% 8/15/39	4,000	4,186
4.4% 8/15/49	4,000	4,172
ONEOK, Inc. 7.5% 9/1/23	119,000	139,959
Valero Energy Corp. 3.4% 9/15/26	50,000	51,762
Williams Partners LP:
3.75% 6/15/27	26,000	27,136
4.3% 3/4/24	149,000	159,039
		1,620,038

TOTAL ENERGY		1,716,355

FINANCIALS - 8.7%
Banks - 4.0%
Bank of America Corp.:
3.004% 12/20/23 (b)	200,000	205,249
3.55% 3/5/24 (b)	250,000	261,313
3.974% 2/7/30 (b)	35,000	38,797
4.183% 11/25/27	95,000	103,376
4.271% 7/23/29 (b)	60,000	67,723
4.33% 3/15/50 (b)	50,000	60,850
Bank of Nova Scotia 4.5% 12/16/25	85,000	93,303
Barclays PLC 3.2% 8/10/21	200,000	201,788
Citigroup, Inc.:
3.142% 1/24/23 (b)	50,000	51,128
3.2% 10/21/26	191,000	199,318
4.65% 7/23/48	65,000	81,610
HSBC Holdings PLC 4.292% 9/12/26 (b)	250,000	269,376
HSBC U.S.A., Inc. 3.5% 6/23/24	100,000	104,749
JPMorgan Chase & Co.:
3.559% 4/23/24 (b)	285,000	299,292
4.203% 7/23/29 (b)	30,000	33,863
4.452% 12/5/29 (b)	75,000	86,244
4.95% 6/1/45	92,000	118,105
Mitsubishi UFJ Financial Group, Inc. 2.801% 7/18/24	200,000	204,773
Oesterreichische Kontrollbank 2.875% 9/7/21	20,000	20,499
Royal Bank of Canada 2.55% 7/16/24	100,000	101,943
Royal Bank of Scotland Group PLC 3.875% 9/12/23	200,000	206,015
Sumitomo Mitsui Financial Group, Inc. 3.936% 10/16/23	120,000	128,350
U.S. Bancorp 3.9% 4/26/28	94,000	107,251
		3,044,915
Capital Markets - 1.3%
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	99,394
4.25% 10/14/21	148,000	150,511
Goldman Sachs Group, Inc. 6.75% 10/1/37	180,000	246,617
IntercontinentalExchange, Inc. 3.75% 9/21/28	20,000	22,217
Morgan Stanley:
3.625% 1/20/27	268,000	286,730
3.737% 4/24/24 (b)	200,000	210,416
		1,015,885
Consumer Finance - 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.5% 1/15/25	150,000	153,640
American Express Co. 3.4% 2/22/24	80,000	84,381
Capital One Financial Corp. 3.8% 1/31/28	244,000	260,136
Caterpillar Financial Services Corp. 2.4% 8/9/26	140,000	143,210
Discover Financial Services:
3.85% 11/21/22	141,000	147,897
4.5% 1/30/26	102,000	112,651
John Deere Capital Corp.:
3.35% 6/12/24	140,000	149,020
3.45% 3/7/29	60,000	65,799
		1,116,734
Diversified Financial Services - 1.1%
AXA Equitable Holdings, Inc. 5% 4/20/48	16,000	17,375
BP Capital Markets America, Inc.:
3.216% 11/28/23	120,000	125,155
3.796% 9/21/25	50,000	54,139
Brixmor Operating Partnership LP 4.125% 5/15/29	9,000	9,736
Cigna Corp.:
3.75% 7/15/23	24,000	25,230
4.125% 11/15/25	12,000	13,056
4.375% 10/15/28	20,000	22,364
4.8% 8/15/38	69,000	79,774
4.9% 12/15/48	19,000	22,484
Export Development Canada 2.625% 2/21/24	100,000	104,856
KfW 2.375% 12/29/22	363,000	373,610
		847,779
Insurance - 0.9%
ACE INA Holdings, Inc. 3.35% 5/3/26	144,000	154,512
American International Group, Inc. 4.5% 7/16/44	127,000	145,184
Aon PLC 4.75% 5/15/45	68,000	82,266
Hartford Financial Services Group, Inc. 2.8% 8/19/29	70,000	71,059
Lincoln National Corp. 3.8% 3/1/28	76,000	81,686
Marsh & McLennan Companies, Inc. 4.9% 3/15/49	33,000	42,844
Prudential Financial, Inc. 4.35% 2/25/50	70,000	83,600
		661,151

TOTAL FINANCIALS		6,686,464

HEALTH CARE - 2.5%
Biotechnology - 1.0%
AbbVie, Inc.:
3.6% 5/14/25	180,000	187,696
4.7% 5/14/45	50,000	54,031
Amgen, Inc. 4.4% 5/1/45	90,000	102,080
Celgene Corp.:
3.25% 2/20/23	130,000	135,167
4.55% 2/20/48	70,000	85,834
Gilead Sciences, Inc. 3.65% 3/1/26	175,000	188,095
		752,903
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 3.363% 6/6/24	54,000	56,306
Medtronic, Inc. 4.375% 3/15/35	157,000	189,946
		246,252
Health Care Providers & Services - 0.7%
Aetna, Inc. 4.75% 3/15/44	40,000	44,597
CVS Health Corp.:
4.3% 3/25/28	150,000	163,731
4.78% 3/25/38	42,000	47,097
5.05% 3/25/48	60,000	69,910
UnitedHealth Group, Inc.:
2.375% 8/15/24	50,000	50,788
3.7% 8/15/49	20,000	21,862
6.875% 2/15/38	94,000	141,829
		539,814
Pharmaceuticals - 0.5%
AstraZeneca PLC 4.375% 8/17/48	66,000	80,475
Bristol-Myers Squibb Co.:
3.4% 7/26/29 (a)	50,000	54,126
4.125% 6/15/39 (a)	50,000	58,028
Merck & Co., Inc. 2.9% 3/7/24	150,000	156,946
		349,575

TOTAL HEALTH CARE		1,888,544

INDUSTRIALS - 1.7%
Air Freight & Logistics - 0.3%
FedEx Corp.:
3.25% 4/1/26	152,000	159,018
4.95% 10/17/48	28,000	32,720
United Parcel Service, Inc. 3.75% 11/15/47	58,000	64,069
		255,807
Commercial Services & Supplies - 0.1%
Waste Management, Inc. 3.2% 6/15/26	50,000	53,204
Electrical Equipment - 0.2%
Eaton Corp. 2.75% 11/2/22	137,000	139,700
Industrial Conglomerates - 0.1%
3M Co. 2.375% 8/26/29	86,000	86,043
Machinery - 0.1%
Parker Hannifin Corp. 2.7% 6/14/24	60,000	61,378
Road & Rail - 0.7%
Canadian National Railway Co. 2.75% 3/1/26	141,000	146,679
CSX Corp. 4.5% 3/15/49	70,000	84,076
Norfolk Southern Corp. 2.9% 6/15/26	100,000	103,531
Union Pacific Corp.:
3.95% 9/10/28	25,000	28,118
4.5% 9/10/48	132,000	160,811
		523,215
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3.75% 2/1/22	138,000	142,173
4.625% 10/1/28	52,000	58,168
		200,341

TOTAL INDUSTRIALS		1,319,688

INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.3%
Cisco Systems, Inc. 5.5% 1/15/40	135,000	189,390
Electronic Equipment & Components - 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (a)	144,000	150,521
4.42% 6/15/21 (a)	156,000	160,960
4.9% 10/1/26 (a)	30,000	32,072
8.35% 7/15/46 (a)	34,000	44,671
		388,224
IT Services - 0.3%
Fiserv, Inc.:
3.5% 7/1/29	40,000	42,484
4.4% 7/1/49	30,000	34,559
IBM Corp. 3.45% 2/19/26	166,000	178,209
		255,252
Semiconductors & Semiconductor Equipment - 0.3%
Applied Materials, Inc. 4.35% 4/1/47	26,000	31,865
Intel Corp. 3.7% 7/29/25	140,000	152,801
		184,666
Software - 0.6%
Microsoft Corp. 3.7% 8/8/46	186,000	218,987
Oracle Corp. 2.65% 7/15/26	242,000	247,923
		466,910
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 3.85% 5/4/43	177,000	201,999
Xerox Corp. 4.5% 5/15/21	131,000	134,275
		336,274

TOTAL INFORMATION TECHNOLOGY		1,820,716

MATERIALS - 0.8%
Chemicals - 0.7%
DowDuPont, Inc.:
4.205% 11/15/23	20,000	21,547
4.725% 11/15/28	20,000	23,128
LYB International Finance BV 4% 7/15/23	135,000	143,616
LYB International Finance II BV 3.5% 3/2/27	90,000	92,929
Nutrien Ltd.:
4.2% 4/1/29	6,000	6,706
5% 4/1/49	11,000	13,131
Sherwin-Williams Co. 4.5% 6/1/47	54,000	61,468
The Dow Chemical Co.:
3.15% 5/15/24 (a)	30,000	30,982
4.8% 5/15/49 (a)	40,000	45,321
The Mosaic Co. 4.25% 11/15/23	131,000	138,286
		577,114
Containers & Packaging - 0.1%
International Paper Co. 4.75% 2/15/22	62,000	65,536

TOTAL MATERIALS		642,650

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.7%
ERP Operating LP 4.5% 7/1/44	50,000	61,785
Kimco Realty Corp. 2.8% 10/1/26	150,000	151,758
Simon Property Group LP:
2.75% 6/1/23	75,000	76,951
3.375% 12/1/27	75,000	80,432
Welltower, Inc. 3.95% 9/1/23	162,000	172,704
		543,630
Real Estate Management & Development - 0.1%
Digital Realty Trust LP 3.7% 8/15/27	26,000	27,711

TOTAL REAL ESTATE		571,341

UTILITIES - 1.1%
Electric Utilities - 0.6%
Eversource Energy 2.9% 10/1/24	70,000	72,255
Georgia Power Co. 3.25% 3/30/27	80,000	83,421
Indiana Michigan Power Co. 3.85% 5/15/28	60,000	66,911
PPL Capital Funding, Inc. 3.1% 5/15/26	80,000	82,055
Southern Co. 3.25% 7/1/26	70,000	72,490
Southwestern Electric Power Co. 2.75% 10/1/26	50,000	50,713
Tampa Electric Co. 4.45% 6/15/49	35,000	43,799
		471,644
Gas Utilities - 0.1%
AGL Capital Corp.:
2.45% 10/1/23	70,000	70,668
3.25% 6/15/26	50,000	51,681
		122,349
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 3.85% 2/1/24	65,000	69,157
Consolidated Edison Co. of New York, Inc. 3.875% 6/15/47	44,000	49,195
NiSource Finance Corp. 3.95% 3/30/48	52,000	56,936
Sempra Energy:
3.4% 2/1/28	26,000	27,099
3.8% 2/1/38	30,000	31,488
4% 2/1/48	46,000	49,958
		283,833

TOTAL UTILITIES		877,826

TOTAL NONCONVERTIBLE BONDS
(Cost $16,946,120)		18,385,731

U.S. Government and Government Agency Obligations - 44.2%
U.S. Government Agency Obligations - 1.4%
Fannie Mae:
1.75% 7/2/24	$220,000	$223,208
2.875% 9/12/23	150,000	158,359
Federal Home Loan Bank:
1.5% 8/15/24	50,000	50,105
2.5% 2/13/24	80,000	83,663
2.625% 10/1/20	300,000	302,989
3.25% 11/16/28	10,000	11,347
Freddie Mac 2.375% 1/13/22	253,000	257,857

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,087,528

U.S. Treasury Obligations - 42.8%
U.S. Treasury Bonds:
2.25% 8/15/46	130,000	137,683
2.5% 2/15/45	296,000	328,456
2.5% 2/15/46	74,000	82,206
2.5% 5/15/46	83,000	92,269
2.75% 8/15/42	41,000	47,350
2.75% 11/15/42	43,000	49,660
2.75% 11/15/47	23,000	26,902
2.875% 5/15/43	41,000	48,390
2.875% 5/15/49	284,000	342,471
3% 5/15/42	13,000	15,619
3% 11/15/44	667,000	806,836
3% 5/15/45	100,000	121,258
3% 11/15/45	54,000	65,637
3% 5/15/47	87,000	106,361
3% 2/15/48	400,000	490,328
3% 8/15/48	28,000	34,395
3% 2/15/49	215,000	264,870
3.125% 2/15/43	119,000	145,970
3.125% 8/15/44	818,000	1,009,144
3.125% 5/15/48	57,000	71,524
3.375% 5/15/44	354,000	453,881
3.375% 11/15/48	32,000	42,093
3.625% 8/15/43	277,000	367,577
3.625% 2/15/44	112,000	149,017
3.75% 8/15/41	48,000	64,155
3.75% 11/15/43	472,000	638,841
3.875% 8/15/40	30,000	40,643
4.375% 11/15/39	24,000	34,457
4.375% 5/15/40	45,000	64,832
4.5% 2/15/36	69,000	97,023
4.5% 5/15/38	321,000	462,566
5% 5/15/37	10,000	15,055
U.S. Treasury Notes:
1.125% 7/31/21	29,000	28,767
1.125% 9/30/21	209,000	207,310
1.25% 3/31/21	173,000	172,000
1.375% 9/30/19	1,000	999
1.375% 8/31/20	35,000	34,848
1.375% 9/15/20	14,000	13,945
1.375% 9/30/20	11,000	10,952
1.5% 5/31/20	19,000	18,950
1.5% 8/15/26	574,000	575,749
1.625% 10/15/20	134,000	133,817
1.625% 6/30/21	747,000	747,875
1.625% 8/31/22	180,000	180,977
1.625% 8/15/29	244,000	246,774
1.75% 11/30/19	13,000	12,989
1.75% 11/15/20	385,000	385,120
1.75% 7/31/21	889,000	892,681
1.75% 6/15/22	173,000	174,487
1.75% 7/15/22	47,000	47,406
1.75% 6/30/24	22,000	22,354
1.75% 7/31/24	262,000	266,391
1.875% 7/31/22	634,000	641,752
1.875% 7/31/26	210,000	215,808
2% 1/15/21	650,000	652,920
2% 10/31/22	7,000	7,122
2% 5/31/24	108,000	110,953
2% 11/15/26	178,000	184,668
2.125% 5/31/21	281,000	283,623
2.125% 5/15/22	168,000	170,947
2.125% 12/31/22	140,000	143,177
2.125% 3/31/24	561,000	578,553
2.125% 5/31/26	205,000	213,809
2.25% 3/31/20	914,000	915,785
2.25% 3/31/21	467,000	471,542
2.25% 4/30/21	462,000	466,891
2.25% 4/15/22	255,000	260,140
2.25% 4/30/24	265,000	274,969
2.25% 3/31/26	92,000	96,593
2.25% 2/15/27	134,000	141,506
2.25% 8/15/27	303,000	320,718
2.25% 11/15/27	104,000	110,195
2.375% 4/30/20	29,000	29,093
2.375% 4/15/21	10,000	10,121
2.375% 3/15/22	234,000	239,375
2.375% 2/29/24	867,000	903,373
2.375% 5/15/27	22,000	23,463
2.375% 5/15/29	66,000	71,156
2.5% 5/31/20	8,000	8,037
2.5% 6/30/20	1,000	1,005
2.5% 12/31/20	265,000	267,826
2.5% 1/31/21	758,000	766,676
2.5% 2/28/21	498,000	504,322
2.5% 1/15/22	743,000	760,443
2.5% 2/15/22	636,000	651,652
2.5% 3/31/23	163,000	169,113
2.5% 1/31/24	495,000	517,778
2.625% 8/31/20	16,000	16,129
2.625% 5/15/21	138,000	140,388
2.625% 6/15/21	1,423,000	1,449,181
2.625% 7/15/21	35,000	35,681
2.625% 12/15/21	470,000	482,062
2.625% 6/30/23	496,000	518,146
2.625% 12/31/23	800,000	840,313
2.625% 12/31/25	5,000	5,354
2.625% 2/15/29	291,000	319,657
2.75% 9/30/20	254,000	256,619
2.75% 11/30/20	309,000	312,947
2.75% 4/30/23	231,000	241,819
2.75% 5/31/23	708,000	741,934
2.75% 7/31/23	232,000	243,591
2.75% 8/31/23	436,000	458,345
2.75% 6/30/25	82,000	87,993
2.75% 2/15/28	303,000	333,430
2.875% 10/31/20	28,000	28,357
2.875% 10/15/21	222,000	228,252
2.875% 11/15/21	157,000	161,612
2.875% 9/30/23	177,000	187,150
2.875% 10/31/23	712,000	753,580
2.875% 11/30/23	1,073,000	1,137,087
2.875% 5/31/25	10,000	10,789
2.875% 11/30/25	31,000	33,633
2.875% 5/15/28	716,000	796,802
2.875% 8/15/28	472,000	526,317
3% 10/31/25	74,000	80,747
3.125% 11/15/28	345,000	392,936

TOTAL U.S. TREASURY OBLIGATIONS		32,897,815

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $32,141,307)		33,985,343

U.S. Government Agency - Mortgage Securities - 26.5%
Fannie Mae - 12.4%
2.5% 10/1/23 to 4/1/47	794,286	805,615
3% 9/1/32 to 6/1/49	2,594,097	2,669,433
4% 6/1/34 to 3/1/49	2,243,351	2,349,164
4.5% 1/1/48 to 10/1/48	764,368	807,103
5% 4/1/25 to 3/1/49	289,127	308,833
5.5% 1/1/49	211,403	229,133
3.5% 1/1/22 to 3/1/49	2,260,495	2,345,568

TOTAL FANNIE MAE		9,514,849

Freddie Mac - 5.0%
2.5% 3/1/33	95,586	97,003
3% 6/1/34 to 6/1/49	800,884	822,738
3.5% 8/1/46 to 2/1/49	1,634,811	1,691,495
4% 9/1/45 to 11/1/48	770,131	815,049
4.5% 9/1/48 to 5/1/49	362,301	381,330
5% 2/1/49	42,165	45,002

TOTAL FREDDIE MAC		3,852,617

Ginnie Mae - 7.7%
3% 7/20/42 to 4/20/48	1,187,745	1,227,124
3% 9/1/49 (c)	100,000	103,121
3.5% 2/20/46 to 10/20/48	1,798,017	1,875,881
3.5% 9/1/49 (c)	100,000	103,891
3.5% 9/1/49	200,000	207,781
4% 12/20/47 to 10/20/48	1,024,806	1,068,741
4% 9/1/49 (c)	200,000	208,391
4% 9/1/49 (c)	100,000	104,195
4.5% 8/20/48 to 11/20/48	574,714	603,494
4.5% 9/1/49 (c)	100,000	104,617
5% 12/20/47 to 10/20/48	222,208	234,903
5.5% 12/20/48	99,990	105,852

TOTAL GINNIE MAE		5,947,991

Uniform Mortgage Backed Securities - 1.4%
3% 9/1/49	200,000	203,859
3.5% 9/1/34	100,000	103,625
3.5% 9/1/49	300,000	308,273
4% 9/1/49	200,000	207,614
4.5% 9/1/49	100,000	105,258
5% 9/1/49	100,000	106,813

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,035,442

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $19,781,207)		20,350,899

Asset-Backed Securities - 0.0%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	$20,000	$20,396
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	15,000	16,831
TOTAL ASSET-BACKED SECURITIES
(Cost $34,989)		37,227

Commercial Mortgage Securities - 1.3%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	100,000	106,463
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	50,000	53,717
Series 2019-B9 Class A5, 4.0156% 3/15/52	60,000	68,658
COMM Mortgage Trust sequential payer Series 2013-CR13 Class A3, 3.928% 11/10/46	115,876	124,370
Freddie Mac:
sequential payer:
Series K057 Class A2, 2.57% 7/25/26	80,000	83,534
Series K080 Class A2, 3.926% 7/25/28	60,000	68,987
Series K-1510 Class A2, 3.718% 1/25/31	41,000	46,839
Series K068 Class A2, 3.244% 8/25/27	70,000	76,330
Series K094 Class A2, 2.903% 6/25/29	110,000	118,600
JPMBB Commercial Mortgage Securities Trust Series 2014-C24 Class A5, 3.6385% 11/15/47	100,000	107,540
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2019-C52 Class A5, 2.892% 8/15/52	75,000	78,787
Series 2018-C48 Class A5, 4.302% 1/15/52	65,000	75,315
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $940,106)		1,009,140

Municipal Securities - 0.3%
California Gen. Oblig. Series 2009, 7.55% 4/1/39	60,000	100,604
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	85,000	92,500
TOTAL MUNICIPAL SECURITIES
(Cost $169,377)		193,104

Foreign Government and Government Agency Obligations - 3.2%
Alberta Province 2.95% 1/23/24	$110,000	$116,093
Chilean Republic 3.25% 9/14/21	134,000	137,978
Colombian Republic:
4.5% 3/15/29	200,000	227,188
11.75% 2/25/20	136,000	142,248
Hungarian Republic:
5.375% 2/21/23	134,000	148,154
5.375% 3/25/24	32,000	36,280
Manitoba Province 2.6% 4/16/24	180,000	187,677
Ontario Province 2.3% 6/15/26	107,000	110,732
Panamanian Republic 4% 9/22/24	120,000	129,675
Peruvian Republic 7.35% 7/21/25	113,000	146,123
Polish Government:
3.25% 4/6/26	53,000	56,942
5% 3/23/22	136,000	146,455
Province of Quebec 2.375% 1/31/22	350,000	356,314
United Mexican States:
3.75% 1/11/28	200,000	208,800
4% 10/2/23	128,000	135,840
Uruguay Republic 8% 11/18/22	125,000	141,836
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,312,472)		2,428,335

Supranational Obligations - 1.1%
Asian Development Bank 2.5% 11/2/27	156,000	167,033
European Investment Bank:
2.25% 6/24/24	50,000	51,797
2.875% 8/15/23	90,000	94,858
3.125% 12/14/23	90,000	96,021
Inter-American Development Bank:
2.25% 6/18/29	30,000	31,836
3.125% 9/18/28	60,000	67,876
International Bank for Reconstruction & Development:
1.5% 8/28/24	50,000	50,074
1.875% 6/19/23	20,000	20,267
2.5% 3/19/24	120,000	125,425
2.75% 7/23/21	130,000	132,844
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $790,764)		838,031
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 2.13% (d)
(Cost $873,642)	873,549	873,724
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $73,989,984)		78,101,534
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(1,204,722)
NET ASSETS - 100%		$76,896,812

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $951,353 or 1.2% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,737
Total	$21,737

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$18,385,731	$--	$18,385,731	$--
U.S. Government and Government Agency Obligations	33,985,343	--	33,985,343	--
U.S. Government Agency - Mortgage Securities	20,350,899	--	20,350,899	--
Asset-Backed Securities	37,227	--	37,227	--
Commercial Mortgage Securities	1,009,140	--	1,009,140	--
Municipal Securities	193,104	--	193,104	--
Foreign Government and Government Agency Obligations	2,428,335	--	2,428,335	--
Supranational Obligations	838,031	--	838,031	--
Money Market Funds	873,724	873,724	--	--
Total Investments in Securities:	$78,101,534	$873,724	$77,227,810	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $73,116,342)	$77,227,810
Fidelity Central Funds (cost $873,642)	873,724
Total Investment in Securities (cost $73,989,984)		$78,101,534
Receivable for investments sold		655,082
Receivable for fund shares sold		96,336
Interest receivable		459,409
Distributions receivable from Fidelity Central Funds		1,499
Total assets		79,313,860
Liabilities
Payable for investments purchased
Regular delivery	$514,855
Delayed delivery	1,866,273
Payable for fund shares redeemed	19,774
Distributions payable	9,944
Accrued management fee	6,202
Total liabilities		2,417,048
Net Assets		$76,896,812
Net Assets consist of:
Paid in capital		$72,483,938
Total distributable earnings (loss)		4,412,874
Net Assets		$76,896,812
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($76,896,812 ÷ 7,178,502 shares)		$10.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$1,670,083
Income from Fidelity Central Funds		21,737
Total income		1,691,820
Expenses
Management fee	$49,323
Transfer agent fees	4,791
Independent trustees' fees and expenses	216
Commitment fees	50
Total expenses before reductions	54,380
Expense reductions	(814)
Total expenses after reductions		53,566
Net investment income (loss)		1,638,254
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	221,045
Fidelity Central Funds	(83)
Total net realized gain (loss)		220,962
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,069,305
Fidelity Central Funds	82
Delayed delivery commitments	(204)
Total change in net unrealized appreciation (depreciation)		4,069,183
Net gain (loss)		4,290,145
Net increase (decrease) in net assets resulting from operations		$5,928,399

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	For the period June 19, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,638,254	$152,018
Net realized gain (loss)	220,962	3,370
Change in net unrealized appreciation (depreciation)	4,069,183	42,367
Net increase (decrease) in net assets resulting from operations	5,928,399	197,755
Distributions to shareholders	(1,569,840)	–
Distributions to shareholders from net investment income	–	(143,529)
Total distributions	(1,569,840)	(143,529)
Share transactions - net increase (decrease)	45,527,609	26,956,418
Total increase (decrease) in net assets	49,886,168	27,010,644
Net Assets
Beginning of period	27,010,644	–
End of period	$76,896,812	$27,010,644
Other Information
Undistributed net investment income end of period		$8,287

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Sustainability Bond Index Fund

Years ended August 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.307	.058
Net realized and unrealized gain (loss)	.680	.018
Total from investment operations	.987	.076
Distributions from net investment income	(.295)	(.056)
Distributions from net realized gain	(.002)	–
Total distributions	(.297)	(.056)
Net asset value, end of period	$10.71	$10.02
Total ReturnC,D	10.04%	.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%G
Expenses net of fee waivers, if any	.10%	.10%G
Expenses net of all reductions	.10%	.10%G
Net investment income (loss)	3.03%	2.92%G
Supplemental Data
Net assets, end of period (000 omitted)	$76,897	$8,474
Portfolio turnover rateH	89%	36%I

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Sustainability Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered shares were consolidated into a single share class. The surviving class is Fidelity Sustainability Bond Index (formerly Institutional Class). All current fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period September 1, 2018 through November 2, 2018.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,179,560
Gross unrealized depreciation	(983)
Net unrealized appreciation (depreciation)	$4,178,577
Tax Cost	$73,922,957

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$192,160
Undistributed long-term capital gain	$42,137
Net unrealized appreciation (depreciation) on securities and other investments	$4,178,577

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018(a)
Ordinary Income	$1,569,840	$ 143,529

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $13,281,866 and $529,330, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. During July 2019, the Board approved to change the management fee to an annual rate of .10% of the Fund's average net assets effective August 1, 2019. Prior to August 1, 2019, the annual management fee rate was .09%. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During July 2019, the Board also approved to change the management fee structure from a flat fee to a unitary fee effective August 1, 2019, which eliminated the need for a separate expense contract. There is no change to the total expenses paid by the shareholders.

Prior to August 1, 2019, under the expense contract, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .10% of each class' average net assets on an annual basis with certain exceptions.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .20%, .13% and .10% of class-level average net assets for Investor Class, Premium Class and Fidelity Sustainability Bond Index Fund, respectively. Effective August 1, 2019, the Fund does not pay transfer agent fees. Prior to August 1, 2019, under the expense contract, Investor Class, Premium Class and Fidelity Sustainability Bond Index Fund paid all or a portion of the transfer agent fees at an annual rate of .01% of class-level average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$115
Premium Class	487
Fidelity Sustainability Bond Index Fund	4,189
$4,791

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $814.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019	Year ended August 31, 2018(a)
Distributions to shareholders
Investor Class	$35,504	$–
Premium Class	146,609	–
Fidelity Sustainability Bond Index Fund	1,387,727	–
Total	$1,569,840	$–
From net investment income
Investor Class	$–	$48,073
Premium Class	–	48,652
Fidelity Sustainability Bond Index Fund	–	46,804
Total	$–	$143,529

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019	Year ended August 31, 2018(a)	Year ended August 31, 2019	Year ended August 31, 2018(a)
Investor Class
Shares sold	84,410	922,487	$836,365	$9,226,878
Reinvestment of distributions	3,394	4,767	33,559	47,699
Shares redeemed	(1,014,700)	(358)	(10,019,953)	(3,588)
Net increase (decrease)	(926,896)	926,896	$(9,150,029)	$9,270,989
Premium Class
Shares sold	2,427,060	918,249	$24,273,720	$9,182,764
Reinvestment of distributions	14,658	4,857	144,812	48,597
Shares redeemed	(3,364,631)	(193)	(33,067,044)	(1,932)
Net increase (decrease)	(922,913)	922,913	$(8,648,512)	$9,229,429
Fidelity Sustainability Bond Index Fund
Shares sold	6,828,772	840,908	$68,347,600	$8,409,196
Reinvestment of distributions	129,597	4,678	1,332,131	46,804
Shares redeemed	(625,453)	–	(6,353,581)	–
Net increase (decrease)	6,332,916	845,586	$63,326,150	$8,456,000

 (a) For the period June 19, 2018 (commencement of operations) to August 31, 2018.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 22% of the total outstanding shares of the Fund. At the end of the period, Strategic Advisers Core Income Fund was the owner of record of approximately 32% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainability Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Sustainability Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 19, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 19, 2018 (commencement of operations) to August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Fidelity Sustainability Bond Index Fund	.10%
Actual		$1,000.00	$1,077.60	$.52
Hypothetical-C		$1,000.00	$1,024.70	$.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Sustainability Bond Index Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $0.03 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $42,137, or, if subsequently determined to be different, the net capital gain of such year.

A total of 37.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,074,757 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

SBI-I-ANN-1019
1.9887301.101

Fidelity® Series Corporate Bond Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity® Series Corporate Bond Fund	13.38%	12.45%

 A From August 17, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Corporate Bond Fund on August 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Credit Bond Index performed over the same period.

Period Ending Values
$11,296	Fidelity® Series Corporate Bond Fund
$11,305	Bloomberg Barclays U.S. Credit Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:  For the fiscal year, the fund gained 13.38%, outpacing the 12.99% return of the benchmark Bloomberg Barclays U.S. Credit Bond Index. Security selection among investment-grade corporate bonds contributed versus the benchmark the past 12 months, whereas sector positioning modestly detracted. Picks within industrials helped relative performance most, led by holdings among communications, consumer-related, technology and transportation companies. Within financials, selections among banks also notably contributed. Picks among electric utilities provided a further boost on a relative basis. On the downside – and outside of corporate credit – holding a modest out-of-benchmark stake in U.S. Treasuries and underweighting non-U.S. sovereign bonds each detracted, as did the fund’s small cash position. The fund normally holds Treasuries and cash for liquidity and duration-management purposes. As of August 31, we think the market’s fundamental backdrop and supply-and-demand dynamics remain generally supportive. We have a more neutral view toward bond valuations, given relatively tight credit spreads. We continue to favor select BBB-rated issues of companies that are focusing on strengthening their credit quality.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2019, Ben Tarlow assumed co-management responsibilities for the fund, joining David Prothro and Matthew Bartlett.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	5.1%
AA	0.9%
A	16.8%
BBB	64.7%
BB and Below	6.0%
Short-Term Investments and Net Other Assets	6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	87.0%
U.S. Government and U.S. Government Agency Obligations	5.1%
Municipal Bonds	0.1%
Other Investments	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 18.9%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 87.0%
	Principal Amount	Value
COMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.:
4.35% 3/1/29	$900,000	$1,006,335
4.5% 3/9/48	450,000	491,187
4.9% 6/15/42	250,000	282,796
Verizon Communications, Inc.:
3.125% 3/16/22	120,000	123,704
4.016% 12/3/29 (a)	800,000	903,597
4.522% 9/15/48	500,000	602,130
		3,409,749
Entertainment - 0.4%
The Walt Disney Co. 4.75% 9/15/44 (a)	320,000	419,533
Interactive Media & Services - 0.3%
Tencent Holdings Ltd. 3.575% 4/11/26 (a)	260,000	273,678
Media - 3.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
5.05% 3/30/29	900,000	1,017,440
5.75% 4/1/48	100,000	116,670
Comcast Corp.:
3.125% 7/15/22	417,000	431,857
4.15% 10/15/28	1,075,000	1,219,649
4.95% 10/15/58	60,000	77,906
COX Communications, Inc. 3.15% 8/15/24 (a)	100,000	103,049
Fox Corp.:
3.666% 1/25/22 (a)	2,000	2,073
4.03% 1/25/24 (a)	3,000	3,213
4.709% 1/25/29 (a)	4,000	4,634
5.476% 1/25/39 (a)	504,000	629,757
5.576% 1/25/49 (a)	3,000	3,903
Time Warner Cable, Inc. 5.875% 11/15/40	250,000	284,596
		3,894,747
Wireless Telecommunication Services - 1.0%
Rogers Communications, Inc. 5% 3/15/44	270,000	336,794
Vodafone Group PLC 4.375% 5/30/28	700,000	785,273
		1,122,067

TOTAL COMMUNICATION SERVICES		9,119,774

CONSUMER DISCRETIONARY - 6.8%
Automobiles - 2.1%
Daimler Finance North America LLC 3.35% 2/22/23 (a)	650,000	669,949
General Motors Financial Co., Inc.:
3.55% 7/8/22	450,000	461,320
4.15% 6/19/23	400,000	417,751
Volkswagen Group of America Finance LLC 4.75% 11/13/28 (a)	700,000	785,612
		2,334,632
Hotels, Restaurants & Leisure - 2.0%
McDonald's Corp.:
3.625% 9/1/49	600,000	623,819
4.875% 12/9/45	470,000	579,428
Starbucks Corp.:
3.55% 8/15/29	250,000	273,545
3.8% 8/15/25	580,000	629,010
4% 11/15/28	100,000	113,015
		2,218,817
Multiline Retail - 0.9%
Dollar Tree, Inc.:
4% 5/15/25	500,000	528,558
4.2% 5/15/28	375,000	399,624
		928,182
Specialty Retail - 1.8%
AutoZone, Inc. 3.125% 4/18/24	600,000	622,124
Lowe's Companies, Inc.:
3.65% 4/5/29	475,000	516,109
4.375% 9/15/45	159,000	177,366
O'Reilly Automotive, Inc.:
3.55% 3/15/26	75,000	79,469
3.9% 6/1/29	490,000	538,784
4.35% 6/1/28	75,000	84,149
		2,018,001

TOTAL CONSUMER DISCRETIONARY		7,499,632

CONSUMER STAPLES - 5.7%
Beverages - 1.8%
Anheuser-Busch InBev Worldwide, Inc.:
4.6% 4/15/48	700,000	813,732
4.9% 1/23/31	525,000	628,741
Constellation Brands, Inc. 3.15% 8/1/29	500,000	515,944
		1,958,417
Food Products - 0.9%
Conagra Brands, Inc.:
3.8% 10/22/21	50,000	51,442
4.6% 11/1/25	70,000	77,274
4.85% 11/1/28	750,000	859,144
		987,860
Tobacco - 3.0%
Altria Group, Inc.:
4.25% 8/9/42	14,000	14,432
4.8% 2/14/29	607,000	687,339
BAT Capital Corp. 3.557% 8/15/27	700,000	717,362
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (a)	500,000	508,304
3.75% 7/21/22 (a)	900,000	930,932
Reynolds American, Inc. 4.45% 6/12/25	425,000	460,219
		3,318,588

TOTAL CONSUMER STAPLES		6,264,865

ENERGY - 8.4%
Oil, Gas & Consumable Fuels - 8.4%
Alberta Energy Co. Ltd. 8.125% 9/15/30	409,000	555,269
Boardwalk Pipelines LP 3.375% 2/1/23	100,000	101,288
Canadian Natural Resources Ltd. 6.25% 3/15/38	375,000	480,869
Cenovus Energy, Inc. 4.25% 4/15/27	1,100,000	1,148,680
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	485,000	540,775
DCP Midstream Operating LP:
3.875% 3/15/23	500,000	506,250
5.125% 5/15/29	450,000	461,273
Enbridge, Inc. 4.5% 6/10/44	250,000	275,045
Energy Transfer Partners LP:
4.25% 3/15/23	450,000	472,630
4.95% 6/15/28	650,000	727,124
Enterprise Products Operating LP 5.1% 2/15/45	375,000	449,045
Marathon Petroleum Corp. 4.75% 9/15/44	300,000	323,406
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (b)(c)	92,000	92,420
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (b)(c)	107,000	107,420
3 month U.S. LIBOR + 1.450% 3.637% 8/15/22 (b)(c)	675,000	677,291
2.6% 8/13/21	28,000	28,186
2.7% 8/15/22	25,000	25,246
2.9% 8/15/24	83,000	83,776
3.2% 8/15/26	11,000	11,114
4.3% 8/15/39	5,000	5,232
4.4% 8/15/49	5,000	5,215
Petroleos Mexicanos 6.875% 8/4/26	75,000	78,638
Phillips 66 Co. 4.875% 11/15/44	300,000	359,359
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25	619,000	663,800
The Williams Companies, Inc. 4.55% 6/24/24	400,000	433,230
Western Gas Partners LP 5.375% 6/1/21	700,000	723,804
		9,336,385
FINANCIALS - 31.4%
Banks - 15.5%
AIB Group PLC:
4.263% 4/10/25 (a)(b)	250,000	260,978
4.75% 10/12/23 (a)	1,000,000	1,059,037
Bank Ireland Group PLC 4.5% 11/25/23 (a)	200,000	209,987
Bank of America Corp.:
3.004% 12/20/23 (b)	450,000	461,811
3.95% 4/21/25	1,100,000	1,174,476
4.271% 7/23/29 (b)	700,000	790,097
Barclays PLC 3.65% 3/16/25	1,000,000	1,018,660
BNP Paribas SA 4.705% 1/10/25 (a)(b)	700,000	758,551
BPCE SA 4.875% 4/1/26 (a)	200,000	219,767
Citigroup, Inc.:
2.876% 7/24/23 (b)	750,000	762,888
4.075% 4/23/29 (b)	600,000	664,308
4.4% 6/10/25	400,000	434,060
4.5% 1/14/22	100,000	105,509
Citizens Bank NA 3.7% 3/29/23	800,000	842,322
Citizens Financial Group, Inc. 4.35% 8/1/25	165,000	176,875
Credit Suisse Group Funding Guernsey Ltd. 3.75% 3/26/25	1,150,000	1,215,560
Fifth Third Bancorp 8.25% 3/1/38	300,000	465,905
HSBC Holdings PLC 3 month U.S. LIBOR + 0.650% 3.0858% 9/11/21 (b)(c)	600,000	600,541
JPMorgan Chase & Co.:
3.882% 7/24/38 (b)	475,000	532,505
4.203% 7/23/29 (b)	600,000	677,259
Mitsubishi UFJ Financial Group, Inc.:
2.998% 2/22/22	100,000	101,942
3.218% 3/7/22	400,000	410,375
Rabobank Nederland:
3.75% 7/21/26	300,000	314,095
4.625% 12/1/23	750,000	810,866
Regions Financial Corp. 3.8% 8/14/23	10,000	10,584
Royal Bank of Scotland Group PLC 6.1% 6/10/23	450,000	488,039
Santander Holdings U.S.A., Inc. 4.45% 12/3/21	650,000	678,177
Societe Generale SA 3.875% 3/28/24 (a)	700,000	737,963
Standard Chartered PLC 3.785% 5/21/25 (a)(b)	630,000	650,229
Sumitomo Mitsui Financial Group, Inc. 2.442% 10/19/21	100,000	100,606
SunTrust Bank 3.2% 4/1/24	100,000	104,865
ZB, National Association 3.5% 8/27/21	250,000	255,782
		17,094,619
Capital Markets - 3.9%
Ares Capital Corp. 4.25% 3/1/25	75,000	77,774
Deutsche Bank AG New York Branch 4.25% 10/14/21	500,000	508,483
E*TRADE Financial Corp. 4.5% 6/20/28	75,000	82,414
Goldman Sachs Group, Inc.:
4.223% 5/1/29 (b)	900,000	995,496
5.25% 7/27/21	100,000	105,661
Morgan Stanley:
4.35% 9/8/26	1,085,000	1,188,059
4.431% 1/23/30 (b)	111,000	126,677
5% 11/24/25	552,000	622,823
UBS Group AG 3 month U.S. LIBOR + 1.468% 3.126% 8/13/30 (a)(b)(c)	613,000	627,734
		4,335,121
Consumer Finance - 4.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	850,000	901,692
Ally Financial, Inc. 4.125% 2/13/22	700,000	726,250
Capital One Financial Corp.:
3.2% 2/5/25	700,000	721,932
3.9% 1/29/24	124,000	131,671
Discover Financial Services:
3.75% 3/4/25	600,000	631,699
3.85% 11/21/22	100,000	104,891
4.1% 2/9/27	50,000	53,834
Ford Motor Credit Co. LLC:
3.813% 10/12/21	500,000	508,378
5.596% 1/7/22	200,000	211,497
John Deere Capital Corp. 2.7% 1/6/23	750,000	767,527
Synchrony Financial:
3.95% 12/1/27	75,000	77,751
4.375% 3/19/24	407,000	434,743
		5,271,865
Diversified Financial Services - 3.2%
AXA Equitable Holdings, Inc. 4.35% 4/20/28	700,000	751,575
Brixmor Operating Partnership LP 3.85% 2/1/25	100,000	105,110
Cigna Corp.:
3.2% 9/17/20	100,000	100,919
3.4% 9/17/21	18,000	18,428
4.125% 11/15/25	4,000	4,352
4.375% 10/15/28	561,000	627,311
4.8% 8/15/38	307,000	354,936
4.9% 12/15/48	7,000	8,284
GE Capital International Funding Co. 2.342% 11/15/20	300,000	298,318
General Electric Capital Corp. 5.875% 1/14/38	475,000	548,626
Voya Financial, Inc.:
3.125% 7/15/24	75,000	77,497
3.65% 6/15/26	600,000	636,938
		3,532,294
Insurance - 4.1%
AIA Group Ltd.:
3 month U.S. LIBOR + 0.520% 2.9066% 9/20/21 (a)(b)(c)	200,000	199,996
3.6% 4/9/29 (a)	700,000	759,042
American International Group, Inc. 3.9% 4/1/26	950,000	1,019,851
Aon PLC 4.75% 5/15/45	375,000	453,670
Hartford Financial Services Group, Inc. 4.3% 4/15/43	275,000	310,092
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	11,000	11,801
4.375% 3/15/29	10,000	11,488
4.9% 3/15/49	434,000	563,459
New York Life Insurance Co. 4.45% 5/15/69 (a)	54,000	65,599
Principal Financial Group, Inc. 3.7% 5/15/29	96,000	104,345
Protective Life Global Funding 3.397% 6/28/21 (a)	150,000	153,289
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	600,000	661,500
Willis Group North America, Inc. 3.6% 5/15/24	186,000	193,872
		4,508,004

TOTAL FINANCIALS		34,741,903

HEALTH CARE - 7.7%
Biotechnology - 1.1%
AbbVie, Inc. 3.375% 11/14/21	200,000	205,022
Celgene Corp.:
3.9% 2/20/28	460,000	511,053
4.55% 2/20/48	425,000	521,133
		1,237,208
Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp. 4% 3/1/28	700,000	770,518
Health Care Providers & Services - 2.5%
CVS Health Corp. 4.3% 3/25/28	500,000	545,771
Elanco Animal Health, Inc.:
3.912% 8/27/21	100,000	101,928
4.272% 8/28/23	300,000	314,221
4.9% 8/28/28	575,000	627,108
HCA Holdings, Inc.:
4.125% 6/15/29	223,000	237,611
5.125% 6/15/39	217,000	239,590
5.25% 6/15/49	240,000	267,934
UnitedHealth Group, Inc. 4.75% 7/15/45	350,000	435,926
		2,770,089
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. 2.95% 9/19/26	300,000	310,229
Pharmaceuticals - 3.1%
Actavis Funding SCS 4.55% 3/15/35	75,000	80,680
AstraZeneca PLC 6.45% 9/15/37	385,000	553,094
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	700,000	754,460
Bristol-Myers Squibb Co.:
3.2% 6/15/26 (a)	479,000	506,843
4.125% 6/15/39 (a)	138,000	160,157
4.25% 10/26/49 (a)	480,000	577,369
Mylan NV 4.55% 4/15/28	504,000	542,591
Perrigo Finance PLC 3.5% 12/15/21	200,000	200,902
		3,376,096

TOTAL HEALTH CARE		8,464,140

INDUSTRIALS - 5.0%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. 4.03% 10/15/47	375,000	434,172
Airlines - 0.9%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	220,000	223,344
Delta Air Lines, Inc. 3.4% 4/19/21	500,000	506,883
United Airlines, Inc. 4.55% 8/25/31	215,000	241,666
		971,893
Commercial Services & Supplies - 0.6%
Steelcase, Inc. 5.125% 1/18/29	442,000	503,896
Waste Management, Inc. 2.95% 6/15/24	197,000	204,908
		708,804
Electrical Equipment - 0.1%
Rockwell Automation, Inc. 3.5% 3/1/29	70,000	77,148
Industrial Conglomerates - 0.8%
Roper Technologies, Inc. 3.65% 9/15/23	900,000	948,090
Machinery - 0.9%
Ingersoll-Rand Luxembourg Finance SA 3.5% 3/21/26	900,000	943,796
Westinghouse Air Brake Co. 3 month U.S. LIBOR + 1.050% 3.7103% 9/15/21 (b)(c)	14,000	14,001
		957,797
Road & Rail - 0.9%
CSX Corp. 4.3% 3/1/48	425,000	494,282
Norfolk Southern Corp. 5.1% 8/1/18	375,000	480,557
		974,839
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
3.5% 1/15/22	100,000	102,802
4.25% 2/1/24	364,000	388,557
		491,359

TOTAL INDUSTRIALS		5,564,102

INFORMATION TECHNOLOGY - 3.0%
Electronic Equipment & Components - 0.9%
Amphenol Corp. 3.125% 9/15/21	117,000	118,929
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (a)	100,000	103,180
6.02% 6/15/26 (a)	675,000	761,804
		983,913
IT Services - 0.3%
Fiserv, Inc. 3.5% 7/1/29	271,000	287,827
Semiconductors & Semiconductor Equipment - 0.9%
Micron Technology, Inc. 4.64% 2/6/24	942,000	1,004,278
Software - 0.4%
Oracle Corp. 4% 11/15/47	375,000	429,306
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 3.85% 8/4/46	500,000	575,054

TOTAL INFORMATION TECHNOLOGY		3,280,378

MATERIALS - 1.6%
Chemicals - 1.5%
LYB International Finance II BV 3.5% 3/2/27	550,000	567,899
Sherwin-Williams Co. 4.5% 6/1/47	375,000	426,859
The Dow Chemical Co.:
3.625% 5/15/26 (a)	625,000	657,383
4.55% 11/30/25 (a)	18,000	19,850
		1,671,991
Containers & Packaging - 0.1%
Avery Dennison Corp. 4.875% 12/6/28	50,000	57,005

TOTAL MATERIALS		1,728,996

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 3.4%
DDR Corp. 4.625% 7/15/22	32,000	33,552
Hudson Pacific Properties LP 3.95% 11/1/27	700,000	747,804
Omega Healthcare Investors, Inc. 4.5% 1/15/25	600,000	634,340
Ventas Realty LP 4.4% 1/15/29	650,000	730,000
Welltower, Inc.:
3.625% 3/15/24	10,000	10,535
4.125% 3/15/29	675,000	744,377
WP Carey, Inc.:
4.25% 10/1/26	450,000	485,597
4.6% 4/1/24	375,000	403,344
		3,789,549
Real Estate Management & Development - 0.1%
Mid-America Apartments LP 3.95% 3/15/29	100,000	110,386

TOTAL REAL ESTATE		3,899,935

UTILITIES - 5.6%
Electric Utilities - 2.5%
Cleco Corporate Holdings LLC 3.743% 5/1/26	990,000	1,032,814
Duquesne Light Holdings, Inc. 3.616% 8/1/27 (a)	560,000	576,832
Exelon Corp. 5.1% 6/15/45	370,000	464,363
Florida Power & Light Co. 3 month U.S. LIBOR + 0.400% 2.6393% 5/6/22 (b)(c)	201,000	201,054
Nevada Power Co. 3.7% 5/1/29	75,000	83,270
NextEra Energy Capital Holdings, Inc. 3.25% 4/1/26	370,000	386,730
		2,745,063
Gas Utilities - 0.3%
Southern Co. Gas Capital Corp. 4.4% 5/30/47	325,000	370,521
Independent Power and Renewable Electricity Producers - 0.8%
Emera U.S. Finance LP 3.55% 6/15/26	800,000	844,321
Multi-Utilities - 2.0%
Dominion Energy, Inc. 4.25% 6/1/28	775,000	863,769
NiSource Finance Corp. 3.49% 5/15/27	100,000	106,109
NiSource, Inc. 3.65% 6/15/23	650,000	677,924
Sempra Energy 3.8% 2/1/38	600,000	629,750
		2,277,552

TOTAL UTILITIES		6,237,457

TOTAL NONCONVERTIBLE BONDS
(Cost $89,721,001)		96,137,567

U.S. Treasury Obligations - 5.1%
U.S. Treasury Bonds:
2.5% 2/15/46	$3,881,000	$4,311,391
3% 8/15/48	1,085,000	1,332,812
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,131,560)		5,644,203

Municipal Securities - 0.1%
California Gen. Oblig. Series 2009, 7.55% 4/1/39
(Cost $110,908)	75,000	125,755

Foreign Government and Government Agency Obligations - 0.2%
State of Qatar 3.375% 3/14/24 (Cost $199,799)(a)	$200,000	$211,813

Bank Notes - 1.1%
Compass Bank:
2.875% 6/29/22	$250,000	$254,291
3.5% 6/11/21	900,000	916,572
TOTAL BANK NOTES
(Cost $1,158,622)		1,170,863
	Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund 2.13% (d)
(Cost $3,816,427)	3,815,674	3,816,437
TOTAL INVESTMENT IN SECURITIES - 97.0%
(Cost $100,138,317)		107,106,638
NET OTHER ASSETS (LIABILITIES) - 3.0%		3,358,775
NET ASSETS - 100%		$110,465,413

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,931,597 or 14.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$72,275
Total	$72,275

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$96,137,567	$--	$96,137,567	$--
U.S. Government and Government Agency Obligations	5,644,203	--	5,644,203	--
Municipal Securities	125,755	--	125,755	--
Foreign Government and Government Agency Obligations	211,813	--	211,813	--
Bank Notes	1,170,863	--	1,170,863	--
Money Market Funds	3,816,437	3,816,437	--	--
Total Investments in Securities:	$107,106,638	$3,816,437	$103,290,201	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.1%
United Kingdom	5.3%
Ireland	2.7%
Canada	2.4%
France	1.6%
Luxembourg	1.6%
Netherlands	1.5%
Bailiwick of Guernsey	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $96,321,890)	$103,290,201
Fidelity Central Funds (cost $3,816,427)	3,816,437
Total Investment in Securities (cost $100,138,317)		$107,106,638
Receivable for fund shares sold		5,568,414
Interest receivable		1,055,144
Distributions receivable from Fidelity Central Funds		7,663
Total assets		113,737,859
Liabilities
Payable for investments purchased	$1,887,246
Payable for fund shares redeemed	1,383,733
Distributions payable	10
Other payables and accrued expenses	1,457
Total liabilities		3,272,446
Net Assets		$110,465,413
Net Assets consist of:
Paid in capital		$103,252,066
Total distributable earnings (loss)		7,213,347
Net Assets, for 10,192,460 shares outstanding		$110,465,413
Net Asset Value, offering price and redemption price per share ($110,465,413 ÷ 10,192,460 shares)		$10.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$1,720,807
Income from Fidelity Central Funds		72,275
Total income		1,793,082
Expenses
Custodian fees and expenses	$2,372
Independent trustees' fees and expenses	158
Commitment fees	61
Total expenses before reductions	2,591
Expense reductions	(268)
Total expenses after reductions		2,323
Net investment income (loss)		1,790,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	250,067
Fidelity Central Funds	(10)
Total net realized gain (loss)		250,057
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,024,458
Fidelity Central Funds	10
Total change in net unrealized appreciation (depreciation)		7,024,468
Net gain (loss)		7,274,525
Net increase (decrease) in net assets resulting from operations		$9,065,284

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	For the period August 17, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,790,759	$12,759
Net realized gain (loss)	250,057	6,243
Change in net unrealized appreciation (depreciation)	7,024,468	(56,147)
Net increase (decrease) in net assets resulting from operations	9,065,284	(37,145)
Distributions to shareholders	(1,802,163)	–
Distributions to shareholders from net investment income	–	(12,682)
Total distributions	(1,802,163)	(12,682)
Share transactions
Proceeds from sales of shares	99,694,917	10,323,640
Reinvestment of distributions	1,802,152	11,592
Cost of shares redeemed	(8,580,182)	–
Net increase (decrease) in net assets resulting from share transactions	92,916,887	10,335,232
Total increase (decrease) in net assets	100,180,008	10,285,405
Net Assets
Beginning of period	10,285,405	–
End of period	$110,465,413	$10,285,405
Other Information
Undistributed net investment income end of period		$77
Shares
Sold	9,811,318	1,032,527
Issued in reinvestment of distributions	173,823	1,165
Redeemed	(826,373)	–
Net increase (decrease)	9,158,768	1,033,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Corporate Bond Fund

Years ended August 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.377	.013
Net realized and unrealized gain (loss)	.917	(.050)
Total from investment operations	1.294	(.037)
Distributions from net investment income	(.397)	(.013)
Distributions from net realized gain	(.007)	–
Total distributions	(.404)	(.013)
Net asset value, end of period	$10.84	$9.95
Total ReturnC,D	13.38%	(.37)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	- %G,H
Expenses net of fee waivers, if any	.01%	- %G,H
Expenses net of all reductions	- %H	- %G,H
Net investment income (loss)	3.73%	3.11%G
Supplemental Data
Net assets, end of period (000 omitted)	$110,465	$10,285
Portfolio turnover rateI	32%	43%J

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents less than $.0005 per share.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Series Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,967,741
Gross unrealized depreciation	(59)
Net unrealized appreciation (depreciation)	$6,967,682
Tax Cost	$100,138,956

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$245,664
Net unrealized appreciation (depreciation) on securities and other investments	$6,967,682

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018(a)
Ordinary Income	$1,802,163	$ 12,682

 (a) For the period August 17, 2018 (commencement of operations) to August 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $86,911,136 and $4,158,004, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $61 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $268.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Corporate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Corporate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from August 17, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 17, 2018 (commencement of operations) to August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,112.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Corporate Bond Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $0.022 per share derived from capital gains realized from sales of portfolio.

A total of 3.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

XBC-ANN-1019
1.9891231.101

Fidelity Flex℠ Conservative Income Bond Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Conservative Income Bond Fund	2.80%	2.77%

 A From May 31, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Conservative Income Bond Fund on May 31, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$10,348	Fidelity Flex℠ Conservative Income Bond Fund
$10,302	Bloomberg Barclays U.S. 3-6 Month Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Co-Portfolio Managers Julian Potenza and Rob Galusza:  For the fiscal year, the fund’s share classes gained 2.80%, moderately topping, net of fees, the 2.51% return of the benchmark, the Bloomberg Barclays U.S. 3-6 Month Treasury Bills Index. Exposure to corporate bonds added meaningful relative value. Within corporates, bonds of banking companies helped the most by far. Positioning among the bonds of industrial companies also contributed, especially the bonds of communications, energy, and certain consumer-related firms. Elsewhere, small positions among natural-gas and electric utility companies helped to a small degree, as did the fund’s positioning along the yield curve. Conversely, the fund’s cash holdings detracted and its fairly small position in Treasury holdings generally broke even versus the benchmark, although each boosted portfolio liquidity. As of August 31, we continue to focus mainly on higher-quality corporate issues. By period end, we added to the fund’s holdings among corporates – both among financials and industrials – while reducing the fund’s cash stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 29, 2018, Maura Walsh joined Robert Galusza and Julian Potenza as a Co-Manager of the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments
0 - 30	30.9%
31 - 90	18.9%
91 - 180	3.5%
181 - 397	6.6%
> 397	40.1%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	56.4%
U.S. Government and U.S. Government Agency Obligations	3.0%
Bank Notes	1.8%
Certificates of Deposit	10.3%
Commercial Paper	19.6%
Master Notes	1.3%
Cash and Cash Equivalents	7.2%
Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 25.4%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 56.4%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.4%
Entertainment - 1.0%
NBCUniversal Enterprise, Inc. 3 month U.S. LIBOR + 0.400% 2.7189% 4/1/21 (a)(b)(c)	$750,000	$751,380
Media - 1.4%
Comcast Corp.:
3 month U.S. LIBOR + 0.330% 2.6489% 10/1/20 (b)(c)	179,000	179,250
3 month U.S. LIBOR + 0.440% 2.7589% 10/1/21 (b)(c)	220,000	220,516
3.3% 10/1/20	650,000	659,458
		1,059,224

TOTAL COMMUNICATION SERVICES		1,810,604

CONSUMER DISCRETIONARY - 3.4%
Automobiles - 3.4%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 2.3015% 2/21/20 (b)(c)	250,000	250,066
3 month U.S. LIBOR + 0.210% 2.391% 2/12/21 (b)(c)	350,000	349,957
3 month U.S. LIBOR + 0.260% 2.6703% 6/16/20 (b)(c)	500,000	500,594
3 month U.S. LIBOR + 0.280% 2.5825% 10/19/20 (b)(c)	300,000	300,459
3.15% 1/8/21	46,000	46,688
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 3.0581% 2/15/22 (a)(b)(c)	450,000	451,849
2.7% 8/3/20 (a)	400,000	401,721
General Motors Financial Co., Inc. 3 month U.S. LIBOR + 0.850% 3.1614% 4/9/21 (b)(c)	250,000	249,935
		2,551,269
CONSUMER STAPLES - 1.6%
Beverages - 0.5%
Diageo Capital PLC 3 month U.S. LIBOR + 0.240% 2.3638% 5/18/20 (b)(c)	350,000	350,066
Food Products - 0.5%
Conagra Brands, Inc. 3 month U.S. LIBOR + 0.750% 3.0276% 10/22/20 (b)(c)	129,000	129,060
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 2.8623% 4/16/21 (b)(c)	250,000	250,138
		379,198
Tobacco - 0.6%
Philip Morris International, Inc. 1.875% 2/25/21	500,000	499,205

TOTAL CONSUMER STAPLES		1,228,469

ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
BP Capital Markets PLC 3 month U.S. LIBOR + 0.250% 2.3823% 11/24/20 (b)(c)	350,000	350,341
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 2.4984% 8/16/22 (b)(c)	350,000	350,904
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 3.137% 2/8/21 (b)(c)	65,000	65,296
3 month U.S. LIBOR + 1.250% 3.437% 8/13/21 (b)(c)	75,000	75,294
Shell International Finance BV 2.125% 5/11/20	250,000	250,161
		1,091,996
FINANCIALS - 42.5%
Banks - 30.2%
ABN AMRO Bank NV 3 month U.S. LIBOR + 0.410% 2.7125% 1/19/21 (a)(b)(c)	900,000	901,166
Bank of America Corp.:
3 month U.S. LIBOR + 0.660% 2.9376% 7/21/21 (b)(c)	500,000	501,492
2.328% 10/1/21 (b)	350,000	350,550
2.369% 7/21/21 (b)	600,000	600,988
Bank of America NA 3 month U.S. LIBOR + 0.320% 2.5866% 7/26/21 (b)(c)	350,000	350,321
Bank of Montreal 3 month U.S. LIBOR + 0.570% 2.9029% 3/26/22 (b)(c)	300,000	301,107
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.490% 2.7676% 7/20/20 (a)(b)(c)	1,000,000	1,003,040
Barclays Bank PLC 3 month U.S. LIBOR + 0.460% 2.8008% 1/11/21 (b)(c)	500,000	499,192
BB&T Corp. 2.625% 6/29/20	250,000	251,082
BNP Paribas SA 3 month U.S. LIBOR + 0.390% 2.5676% 8/7/21 (a)(b)(c)	300,000	299,999
BPCE SA 3.145% 7/31/20 (a)	300,000	302,717
Citibank NA:
3 month U.S. LIBOR + 0.320% 2.5731% 5/1/20 (b)(c)	500,000	500,745
3 month U.S. LIBOR + 0.600% 2.7359% 5/20/22 (b)(c)	350,000	350,645
Citigroup, Inc. 3 month U.S. LIBOR + 0.790% 3.1278% 1/10/20 (b)(c)	750,000	751,417
Citizens Bank NA 3 month U.S. LIBOR + 0.570% 2.7023% 5/26/20 (b)(c)	500,000	501,508
Compass Bank 3 month U.S. LIBOR + 0.730% 3.1806% 6/11/21 (b)(c)	500,000	499,021
Credit Agricole SA:
3 month U.S. LIBOR + 0.970% 3.423% 6/10/20 (a)(b)(c)	400,000	402,377
2.75% 6/10/20 (a)	400,000	401,755
Credit Suisse Group Funding Guernsey Ltd.:
3 month U.S. LIBOR + 2.290% 4.5896% 4/16/21 (b)(c)	1,000,000	1,028,746
2.75% 3/26/20	250,000	250,682
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.600% 2.7238% 5/18/21 (b)(c)	500,000	500,204
3 month U.S. LIBOR + 0.650% 3.0858% 9/11/21 (b)(c)	400,000	400,361
HSBC U.S.A., Inc. 2.75% 8/7/20	400,000	402,551
JP Morgan Chase Bank NA 3 month U.S. LIBOR + 0.340% 2.6066% 4/26/21 (b)(c)	1,250,000	1,250,210
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 0.955% 3.2144% 1/23/20 (b)(c)	300,000	301,031
3 month U.S. LIBOR + 1.100% 3.5716% 6/7/21 (b)(c)	250,000	252,929
3 month U.S. LIBOR + 1.205% 3.4608% 10/29/20 (b)(c)	250,000	252,412
2.75% 6/23/20	300,000	301,414
KeyCorp. 2.9% 9/15/20	300,000	302,485
Lloyds Bank PLC 3 month U.S. LIBOR + 0.490% 2.699% 5/7/21 (b)(c)	200,000	200,010
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.650% 2.9166% 7/26/21 (b)(c)	453,000	454,335
3 month U.S. LIBOR + 0.700% 3.1716% 3/7/22 (b)(c)	250,000	249,980
PNC Bank NA 3 month U.S. LIBOR + 0.350% 2.7858% 3/12/21 (b)(c)	250,000	250,110
Rabobank Nederland New York Branch:
3 month U.S. LIBOR + 0.430% 2.6966% 4/26/21 (b)(c)	500,000	501,414
3 month U.S. LIBOR + 0.830% 3.1678% 1/10/22 (b)(c)	250,000	252,503
Regions Bank 3 month U.S. LIBOR + 0.500% 2.6756% 8/13/21 (b)(c)	350,000	349,814
Royal Bank of Canada 3 month U.S. LIBOR + 0.400% 2.6755% 1/25/21 (b)(c)	300,000	301,046
Sumitomo Mitsui Banking Corp.:
3 month U.S. LIBOR + 0.350% 2.6533% 1/17/20 (b)(c)	1,000,000	1,001,040
3 month U.S. LIBOR + 0.370% 2.6923% 10/16/20 (b)(c)	250,000	250,588
SunTrust Bank:
3 month U.S. LIBOR + 0.500% 2.7666% 10/26/21 (b)(c)	300,000	300,398
3 month U.S. LIBOR + 0.530% 2.7855% 1/31/20 (b)(c)	300,000	300,434
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.470% 2.6023% 5/24/21 (b)(c)	700,000	702,720
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.260% 2.6703% 9/17/20 (b)(c)	250,000	250,517
2.5% 12/14/20	400,000	402,637
U.S. Bancorp 2.35% 1/29/21	350,000	351,866
U.S. Bank NA 3 month U.S. LIBOR + 0.250% 2.5328% 7/24/20 (b)(c)	250,000	250,358
Union Bank NA 3 month U.S. LIBOR + 0.600% 3.0716% 3/7/22 (b)(c)	300,000	299,777
Wells Fargo & Co. 3 month U.S. LIBOR + 0.880% 3.1576% 7/22/20 (b)(c)	500,000	503,074
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.310% 2.6134% 1/15/21 (b)(c)	250,000	250,278
3 month U.S. LIBOR + 0.500% 2.7594% 7/23/21 (b)(c)	250,000	250,580
3 month U.S. LIBOR + 0.620% 2.7523% 5/27/22 (b)(c)	600,000	601,118
3 month U.S. LIBOR + 0.650% 3.1244% 12/6/19 (b)(c)	250,000	250,450
3.325% 7/23/21 (b)	300,000	303,103
		22,840,297
Capital Markets - 5.2%
Bank New York Mellon Corp.:
3 month U.S. LIBOR + 0.280% 2.7825% 6/4/21 (b)(c)	400,000	400,218
3 month U.S. LIBOR + 0.300% 2.8025% 12/4/20 (b)(c)	250,000	250,103
Goldman Sachs Bank U.S.A. U.S. SOFR SEC OVRN FIN RATE INDX + 0.600% 2.7247% 5/24/21 (b)(c)	350,000	350,209
Goldman Sachs Group, Inc. 3 month U.S. LIBOR + 0.730% 3.0413% 12/27/20 (b)(c)	250,000	250,320
Morgan Stanley:
3 month U.S. LIBOR + 0.550% 2.731% 2/10/21 (b)(c)	300,000	300,256
3 month U.S. LIBOR + 0.980% 3.3903% 6/16/20 (b)(c)	400,000	402,311
U.S. SOFR SEC OVRN FIN RATE INDX + 0.830% 3.1339% 6/10/22 (b)(c)	359,000	359,923
2.65% 1/27/20	250,000	250,416
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 2.6831% 11/1/21 (b)(c)	400,000	401,126
UBS AG London Branch 3 month U.S. LIBOR + 0.580% 3.0306% 6/8/20 (a)(b)(c)	1,000,000	1,002,976
		3,967,858
Consumer Finance - 4.6%
American Express Co.:
3 month U.S. LIBOR + 0.620% 2.7559% 5/20/22 (b)(c)	350,000	351,118
3% 2/22/21	259,000	262,555
American Express Credit Corp. 3 month U.S. LIBOR + 0.430% 2.9503% 3/3/20 (b)(c)	1,100,000	1,101,325
Aviation Capital Group LLC 3 month U.S. LIBOR + 0.950% 3.4703% 6/1/21 (a)(b)(c)	300,000	301,516
Ford Motor Credit Co. LLC 3 month U.S. LIBOR + 0.430% 2.6956% 11/2/20 (b)(c)	250,000	248,304
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.170% 2.4814% 10/9/20 (b)(c)	250,000	250,014
3 month U.S. LIBOR + 0.420% 2.7578% 7/10/20 (b)(c)	350,000	351,137
2.875% 3/12/21	350,000	354,542
Toyota Motor Credit Corp. 3 month U.S. LIBOR + 0.150% 2.4614% 10/9/20 (b)(c)	250,000	250,225
		3,470,736
Diversified Financial Services - 0.3%
AIG Global Funding 3 month U.S. LIBOR + 0.460% 2.8093% 6/25/21 (a)(b)(c)	99,000	99,291
Cigna Corp. 3 month U.S. LIBOR + 0.650% 3.0603% 9/17/21 (b)(c)	101,000	101,003
		200,294
Insurance - 2.2%
Marsh & McLennan Companies, Inc.:
3 month U.S. LIBOR + 1.200% 3.5189% 12/29/21 (b)(c)	120,000	120,230
3.5% 12/29/20	64,000	65,158
Metropolitan Life Global Funding I:
U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.62% 5/28/21 (a)(b)(c)	350,000	350,263
U.S. SOFR SEC OVRN FIN RATE INDX + 0.570% 2.69% 9/7/20 (a)(b)(c)	200,000	200,546
U.S. SOFR SEC OVRN FIN RATE INDX + 0.850% 2.97% 1/15/21 (a)(b)(c)	300,000	301,503
New York Life Global Funding 3 month U.S. LIBOR + 0.320% 2.5593% 8/6/21 (a)(b)(c)	118,000	118,175
Protective Life Global Funding:
3 month U.S. LIBOR + 0.370% 2.6734% 7/13/20 (a)(b)(c)	250,000	250,583
3 month U.S. LIBOR + 0.520% 2.8499% 6/28/21 (a)(b)(c)	250,000	251,143
		1,657,601

TOTAL FINANCIALS		32,136,786

HEALTH CARE - 1.1%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 3 month U.S. LIBOR + 0.875% 3.1939% 12/29/20 (b)(c)	188,000	188,055
Health Care Providers & Services - 0.3%
CVS Health Corp. 3 month U.S. LIBOR + 0.720% 3.173% 3/9/21 (b)(c)	250,000	251,084
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 2.9793% 6/25/21 (a)(b)(c)	400,000	400,088

TOTAL HEALTH CARE		839,227

INDUSTRIALS - 1.6%
Industrial Conglomerates - 0.4%
Honeywell International, Inc. 3 month U.S. LIBOR + 0.370% 2.557% 8/8/22 (b)(c)	320,000	320,816
Machinery - 1.2%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.100% 2.5185% 6/19/20 (b)(c)	400,000	400,077
3 month U.S. LIBOR + 0.250% 2.3823% 8/26/20 (b)(c)	300,000	300,334
2.65% 5/17/21	182,000	184,685
		885,096

TOTAL INDUSTRIALS		1,205,912

INFORMATION TECHNOLOGY - 1.1%
IT Services - 1.1%
IBM Corp. 2.8% 5/13/21	500,000	506,491
IBM Credit LLC 3 month U.S. LIBOR + 0.260% 2.5376% 1/20/21 (b)(c)	350,000	350,578
		857,069
UTILITIES - 1.2%
Electric Utilities - 0.9%
Duke Energy Corp. 2.1% 6/15/20 (a)	350,000	349,860
Florida Power & Light Co. 3 month U.S. LIBOR + 0.400% 2.6393% 5/6/22 (b)(c)	338,000	338,092
		687,952
Multi-Utilities - 0.3%
Consolidated Edison Co. of New York, Inc. 3 month U.S. LIBOR + 0.400% 2.7493% 6/25/21 (b)(c)	250,000	250,905

TOTAL UTILITIES		938,857

TOTAL NONCONVERTIBLE BONDS
(Cost $42,572,769)		42,660,189

U.S. Treasury Obligations - 3.0%
U.S. Treasury Notes:
U.S. TREASURY 3 MONTH BILL + 0.139% 2.0988% 4/30/21 (b)(c)	$500,000	$499,341
1.75% 12/31/20	700,000	700,520
1.75% 7/31/21	550,000	552,277
1.875% 12/31/19	500,000	499,785
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,250,718)		2,251,923

Bank Notes - 1.8%
Citizens Bank NA 2.25% 10/30/20	250,000	250,362
Fifth Third Bank 2.2% 10/30/20	350,000	350,801
KeyBank NA 2.25% 3/16/20	400,000	400,381
SunTrust Bank 2.59% 1/29/21 (b)	350,000	350,477
TOTAL BANK NOTES
(Cost $1,348,173)		1,352,021

Certificates of Deposit - 10.3%
Bank of Tokyo-Mitsubishi UFJ Ltd. yankee 2.07% 2/28/20	350,000	350,086
Credit Agricole CIB yankee:
2.3% 10/4/19	250,000	250,052
2.32% 11/12/19	350,000	350,171
Credit Suisse AG yankee 3 month U.S. LIBOR + 0.170% 2.4889% 10/1/19 (b)(c)	250,000	250,021
Goldman Sachs Bank U.S.A.:
U.S. SOFR SEC OVRN FIN RATE INDX + 0.250% 2.5266% 6/25/20 (b)(c)	350,000	350,044
U.S. SOFR SEC OVRN FIN RATE INDX + 0.280% 2.405% 8/21/20 (b)(c)	350,000	349,840
U.S. SOFR SEC OVRN FIN RATE INDX + 0.430% 2.5548% 2/26/21 (b)(c)	350,000	350,155
Mitsubishi UFJ Trust & Banking Corp. yankee:
2.32% 10/15/19	300,000	300,069
2.32% 10/24/19	350,000	350,093
Mizuho Corporate Bank Ltd. yankee:
1 month U.S. LIBOR + 0.090% 2.2566% 9/23/19 (b)(c)	350,000	350,027
1 month U.S. LIBOR + 0.120% 2.2653% 11/27/19 (b)(c)	350,000	350,057
1 month U.S. LIBOR + 0.130% 2.3251% 10/15/19 (b)(c)	500,000	500,067
Natexis Banques Populaires New York Branch yankee:
2.68% 12/27/19	250,000	250,439
2.75% 12/20/19	300,000	300,563
State Street Bank & Trust Co.:
1 month U.S. LIBOR + 0.100% 2.2721% 9/20/19 (b)(c)	300,000	300,006
U.S. SOFR SEC OVRN FIN RATE INDX + 0.200% 2.32% 11/21/19 (b)(c)	400,000	400,045
Sumitomo Mitsui Banking Corp. yankee:
1 month U.S. LIBOR + 0.100% 2.3009% 9/12/19 (b)(c)	300,000	300,017
1 month U.S. LIBOR + 0.140% 2.3841% 11/5/19 (b)(c)	500,000	500,083
Sumitomo Mitsui Trust Bank Ltd. yankee:
1 month U.S. LIBOR + 0.080% 2.192% 9/30/19 (b)(c)	350,000	350,014
1 month U.S. LIBOR + 0.100% 2.2453% 9/27/19 (b)(c)	300,000	300,023
1 month U.S. LIBOR + 0.100% 2.3009% 9/11/19 (b)(c)	300,000	300,016
Svenska Handelsbanken, Inc. yankee 2.61% 9/25/19	300,000	300,103
Toronto-Dominion Bank yankee 2.62% 10/18/19	400,000	400,268
TOTAL CERTIFICATES OF DEPOSIT
(Cost $7,800,000)		7,802,259

Commercial Paper - 19.6%
American Electric Power Co., Inc.:
2.34% 9/23/19	250,000	249,617
2.35% 9/16/19	250,000	249,730
2.36% 9/12/19	250,000	249,795
2.36% 9/16/19	250,000	249,730
2.38% 9/17/19	250,000	249,714
Amphenol Corp.:
2.27% 9/3/19	250,000	249,938
2.27% 9/4/19	250,000	249,923
2.27% 9/5/19	300,000	299,888
2.27% 9/6/19	250,000	249,890
Atlantic Asset Securitization Corp.:
2.14% 11/25/19 (Liquidity Facility Credit Agricole CIB)	300,000	298,476
2.15% 11/12/19 (Liquidity Facility Credit Agricole CIB)	250,000	248,915
Bank of Nova Scotia 1 month U.S. LIBOR + 0.130% 2.312% 2/18/20 (b)(c)	500,000	499,877
Bell Canada yankee:
2.35% 11/5/19	250,000	248,886
2.35% 11/7/19	350,000	348,394
2.55% 9/4/19	250,000	249,917
2.58% 9/12/19	250,000	249,783
BPCE SA yankee:
2.335% 11/12/19	350,000	348,488
2.48% 10/4/19	400,000	399,173
Canadian Imperial Bank of Commerce yankee 2.58% 10/18/19	300,000	299,177
Commonspirit Health:
2.75% 10/23/19	350,000	348,872
2.8% 10/16/19	100,000	99,720
Credit Suisse AG yankee 2.6% 9/26/19	400,000	399,362
DNB Bank ASA:
1 month U.S. LIBOR + 0.100% 2.3441% 10/3/19 (b)(c)	600,000	600,034
yankee 1.98% 2/28/20	250,000	247,462
Eversource Energy 2.25% 9/3/19	300,000	299,925
ING U.S. Funding LLC:
1 month U.S. LIBOR + 0.100% 2.3128% 11/8/19 (b)(c)	500,000	500,034
1 month U.S. LIBOR + 0.120% 2.3313% 3/9/20 (b)(c)	350,000	350,000
Natexis Banques Populaires New York Branch yankee 2.65% 10/1/19	300,000	299,437
Royal Bank of Canada:
1 month U.S. LIBOR + 0.130% 2.3413% 3/9/20 (b)(c)	500,000	499,807
1 month U.S. LIBOR + 0.180% 2.3751% 4/15/20 (b)(c)	350,000	349,919
Sempra Global:
2.3% 9/23/19	250,000	249,617
2.31% 9/16/19	250,000	249,730
2.35% 12/2/19	350,000	347,867
2.44% 9/17/19	250,000	249,714
2.48% 10/17/19	350,000	348,916
Sumitomo Mitsui Trust Bank Ltd. yankee 2.49% 9/26/19	250,000	249,604
Suncor Energy, Inc. yankee:
2.32% 11/12/19	350,000	348,324
2.48% 10/1/19	250,000	249,486
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.030% 2.2693% 2/6/20 (b)(c)	400,000	399,999
yankee 2.57% 10/15/19	400,000	398,923
Toyota Motor Credit Corp. 1 month U.S. LIBOR + 0.120% 2.3151% 12/11/19 (b)(c)	500,000	500,056
TransCanada PipeLines Ltd.:
2.42% 11/1/19	250,000	248,981
2.55% 9/23/19	300,000	299,540
Tyson Foods, Inc. 2.25% 9/3/19	250,000	249,937
UBS AG London Branch:
3 month U.S. LIBOR + 0.040% 2.4261% 12/20/19 (b)(c)	350,000	349,999
yankee 2.35% 1/24/20	350,000	347,113
Ventas Realty LP 2.3% 9/5/19	250,000	249,906
TOTAL COMMERCIAL PAPER
(Cost $14,821,051)		14,821,595

Master Notes - 1.3%
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.300% 2.4371% 2/28/20 (b)(c)(d)
(Cost $1,000,000)	1,000,000	1,000,000
	Shares	Value

Money Market Funds - 5.3%
Fidelity Cash Central Fund 2.13% (e)
(Cost $3,986,287)	3,985,603	3,986,400
	Maturity Amount	Value

Repurchase Agreements - 1.9%
With:
Mizuho Securities U.S.A., Inc. at:
2.48%, dated 8/21/19 due 2/18/20 (Collateralized by Corporate Obligations valued at $420,377, 3.43%, 1/22/31)	404,988	400,000
2.67%, dated 8/1/19 due 1/28/20 (Collateralized by U.S. Treasury Obligations valued at $255,658, 2.18%, 7/31/21)	253,338	250,000
3.17%, dated 3/22/19 due 9/18/19 (Collateralized by Corporate Obligations valued at $319,577, 3.43%, 1/22/31)	304,755	299,998
Morgan Stanley & Co., Inc. at 2.81%, dated:
6/11/19 due 9/10/19 (Collateralized by U.S. Government Obligations valued at $259,311, 0.00% - 4.00%, 9/12/19 - 8/20/49)(b)(c)(f)	251,769	250,000
8/5/19 due 11/4/19 (Collateralized by Equity Securities valued at $270,611)(b)(c)(f)	251,769	250,000
TOTAL REPURCHASE AGREEMENTS
(Cost $1,450,000)		1,449,998
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $75,228,998)		75,324,385
NET OTHER ASSETS (LIABILITIES) - 0.4%		268,009
NET ASSETS - 100%		$75,592,394

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,541,948 or 11.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,000 or 1.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) The maturity amount is based on the rate at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Toyota Motor Credit Corp. 1 week U.S. LIBOR + 0.300% 2.4371% 2/28/20	6/3/19	$1,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$107,452
Total	$107,452

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$42,660,189	$--	$42,660,189	$--
U.S. Government and Government Agency Obligations	2,251,923	--	2,251,923	--
Bank Notes	1,352,021	--	1,352,021	--
Certificates of Deposit	7,802,259	--	7,802,259	--
Commercial Paper	14,821,595	--	14,821,595	--
Master Notes	1,000,000	--	1,000,000	--
Money Market Funds	3,986,400	3,986,400	--	--
Repurchase Agreements	1,449,998	--	1,449,998	--
Total Investments in Securities:	$75,324,385	$3,986,400	$71,337,985	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.6%
Canada	7.8%
United Kingdom	5.5%
France	4.1%
Japan	2.5%
Bailiwick of Guernsey	1.7%
Netherlands	1.5%
Norway	1.1%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value (including repurchase agreements of $1,449,998) — See accompanying schedule: Unaffiliated issuers (cost $71,242,711)	$71,337,985
Fidelity Central Funds (cost $3,986,287)	3,986,400
Total Investment in Securities (cost $75,228,998)		$75,324,385
Cash		82
Receivable for fund shares sold		216,844
Interest receivable		238,671
Distributions receivable from Fidelity Central Funds		6,954
Total assets		75,786,936
Liabilities
Payable for fund shares redeemed	$54,799
Distributions payable	139,743
Total liabilities		194,542
Net Assets		$75,592,394
Net Assets consist of:
Paid in capital		$75,498,507
Total distributable earnings (loss)		93,887
Net Assets, for 7,549,276 shares outstanding		$75,592,394
Net Asset Value, offering price and redemption price per share ($75,592,394 ÷ 7,549,276 shares)		$10.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2019
Investment Income
Interest		$1,581,578
Income from Fidelity Central Funds		107,452
Total income		1,689,030
Expenses
Independent trustees' fees and expenses	$265
Commitment fees	54
Total expenses		319
Net investment income (loss)		1,688,711
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,408
Fidelity Central Funds	(114)
Total net realized gain (loss)		1,294
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	76,646
Fidelity Central Funds	113
Total change in net unrealized appreciation (depreciation)		76,759
Net gain (loss)		78,053
Net increase (decrease) in net assets resulting from operations		$1,766,764

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2019	For the period May 31, 2018 (commencement of operations) to August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,688,711	$265,483
Net realized gain (loss)	1,294	(354)
Change in net unrealized appreciation (depreciation)	76,759	18,628
Net increase (decrease) in net assets resulting from operations	1,766,764	283,757
Distributions to shareholders	(1,749,517)	–
Distributions to shareholders from net investment income	–	(207,174)
Total distributions	(1,749,517)	(207,174)
Share transactions
Proceeds from sales of shares	43,554,435	53,305,758
Reinvestment of distributions	292,082	45,800
Cost of shares redeemed	(19,158,737)	(2,540,774)
Net increase (decrease) in net assets resulting from share transactions	24,687,780	50,810,784
Total increase (decrease) in net assets	24,705,027	50,887,367
Net Assets
Beginning of period	50,887,367	–
End of period	$75,592,394	$50,887,367
Other Information
Undistributed net investment income end of period		$58,309
Shares
Sold	4,355,320	5,330,062
Issued in reinvestment of distributions	29,208	4,575
Redeemed	(1,915,969)	(253,920)
Net increase (decrease)	2,468,559	5,080,717

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Bond Fund

Years ended August 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.275	.059
Net realized and unrealized gain (loss)	.002	.007
Total from investment operations	.277	.066
Distributions from net investment income	(.287)	(.046)
Total distributions	(.287)	(.046)
Net asset value, end of period	$10.01	$10.02
Total ReturnC	2.80%	.66%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	- %G
Expenses net of fee waivers, if anyF	-%	- %G
Expenses net of all reductionsF	-%	- %G
Net investment income (loss)	2.76%	2.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$75,592	$50,887
Portfolio turnover rateH	12%	10%I

 A For the period May 31, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Flex Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper, certificates of deposit, master notes and other Short-Term securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$104,041
Gross unrealized depreciation	(8,654)
Net unrealized appreciation (depreciation)	$95,387
Tax Cost	$75,228,998

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$95,387

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018(a)
Ordinary Income	$1,749,517	$207,174
Total	$1,749,517	$207,174

 (a) For the period May 31, 2018 (commencement of operations) to August 31, 2018.

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $26,912,358 and $3,296,873, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $54 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 14% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Conservative Income Bond Fund :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 2018 (commencement of operations) to August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 2018 (commencement of operations) to August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,016.10	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 3.87% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $925,691 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ZCI-ANN-1019
1.9887609.101

Fidelity® Series Bond Index Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	69.9%
AAA	3.7%
AA	2.7%
A	9.5%
BBB	13.7%
BB and Below	0.4%
Short-Term Investments and Net Other Assets	0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Corporate Bonds	25.2%
U.S. Government and U.S. Government Agency Obligations	69.9%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.5%
Other Investments	2.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 8.2%

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.2%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.45% 6/30/20	$762,000	$763,378
2.8% 2/17/21	1,280,000	1,292,670
2.95% 7/15/26	1,137,000	1,159,042
3.4% 5/15/25	1,318,000	1,384,325
3.55% 6/1/24	427,000	448,804
3.6% 7/15/25	901,000	949,532
3.8% 3/15/22	1,422,000	1,481,952
3.8% 2/15/27	1,280,000	1,366,651
4% 1/15/22	142,000	148,209
4.125% 2/17/26	3,885,000	4,222,528
4.35% 6/15/45	3,521,000	3,767,889
4.5% 3/9/48	1,361,000	1,485,567
4.55% 3/9/49	26,000	28,409
4.65% 6/1/44	1,119,000	1,223,311
4.75% 5/15/46	1,465,000	1,638,087
4.85% 7/15/45	427,000	488,975
4.9% 8/15/37	3,616,000	4,136,821
5.15% 11/15/46	120,000	141,168
5.15% 2/15/50	3,418,000	4,057,171
5.55% 8/15/41	1,038,000	1,254,789
6.35% 3/15/40	142,000	185,646
6.375% 3/1/41	974,000	1,273,138
British Telecommunications PLC 9.625% 12/15/30 (a)	642,000	983,120
Orange SA 5.5% 2/6/44	427,000	568,490
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	1,905,000	2,084,928
4.665% 3/6/38	1,050,000	1,161,169
5.213% 3/8/47	931,000	1,084,420
5.462% 2/16/21	384,000	401,912
7.045% 6/20/36	370,000	504,413
Verizon Communications, Inc.:
2.625% 8/15/26	3,289,000	3,369,412
3.5% 11/1/24	427,000	455,179
4.125% 3/16/27	995,000	1,110,309
4.272% 1/15/36	3,452,000	3,963,383
4.4% 11/1/34	537,000	622,059
4.75% 11/1/41	142,000	172,336
5.012% 4/15/49	1,675,000	2,141,215
5.012% 8/21/54	1,785,000	2,308,812
5.25% 3/16/37	2,204,000	2,792,503
5.5% 3/16/47	3,822,000	5,130,256
6.55% 9/15/43	1,780,000	2,622,319
		64,374,297
Entertainment - 0.2%
NBCUniversal, Inc. 6.4% 4/30/40	427,000	619,048
The Walt Disney Co.:
1.85% 7/30/26	727,000	716,768
2.3% 2/12/21	674,000	677,389
2.55% 2/15/22	400,000	407,183
3% 7/30/46	640,000	660,212
3.15% 9/17/25	1,347,000	1,445,572
3.7% 10/15/25 (b)	995,000	1,081,017
4.125% 6/1/44	810,000	984,601
5.4% 10/1/43 (b)	551,000	766,153
5.65% 8/15/20 (b)	142,000	146,872
6.15% 3/1/37 (b)	562,000	803,321
6.15% 2/15/41 (b)	1,493,000	2,196,631
6.9% 8/15/39 (b)	284,000	442,266
7.75% 12/1/45 (b)	449,000	791,049
Viacom, Inc.:
4.25% 9/1/23	1,106,000	1,180,752
4.375% 3/15/43	375,000	397,708
5.625% 9/15/19	142,000	142,107
		13,458,649
Interactive Media & Services - 0.0%
Alphabet, Inc.:
1.998% 8/15/26	327,000	329,628
3.625% 5/19/21	537,000	553,224
		882,852
Media - 0.7%
CBS Corp.:
3.375% 2/15/28	1,500,000	1,542,595
4% 1/15/26	853,000	914,158
4.6% 1/15/45	1,038,000	1,166,745
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	1,564,000	1,664,557
4.908% 7/23/25	1,135,000	1,254,383
5.125% 7/1/49	2,000,000	2,184,639
5.75% 4/1/48	744,000	868,025
6.384% 10/23/35	1,912,000	2,333,901
6.484% 10/23/45	667,000	824,773
Comcast Corp.:
1.625% 1/15/22	1,493,000	1,487,195
2.35% 1/15/27	3,384,000	3,399,332
3.125% 7/15/22	427,000	442,213
3.15% 3/1/26	711,000	749,160
3.3% 2/1/27	1,693,000	1,802,319
3.375% 8/15/25	1,948,000	2,073,695
3.45% 10/1/21	810,000	834,302
3.7% 4/15/24	1,474,000	1,578,688
3.969% 11/1/47	739,000	830,403
4% 3/1/48	1,706,000	1,927,859
4.15% 10/15/28	2,680,000	3,040,614
4.65% 7/15/42	1,280,000	1,561,921
4.7% 10/15/48	2,719,000	3,401,954
4.75% 3/1/44	768,000	948,001
4.95% 10/15/58	1,069,000	1,388,027
6.4% 3/1/40	142,000	201,140
6.55% 7/1/39	427,000	624,456
6.95% 8/15/37	953,000	1,419,388
Discovery Communications LLC:
3.25% 4/1/23	332,000	342,385
4.875% 4/1/43	697,000	741,564
5.2% 9/20/47	1,194,000	1,351,073
Fox Corp.:
4.03% 1/25/24 (b)	668,000	715,421
4.709% 1/25/29 (b)	1,476,000	1,709,761
5.476% 1/25/39 (b)	542,000	677,239
5.576% 1/25/49 (b)	1,324,000	1,722,672
Time Warner Cable, Inc.:
4.5% 9/15/42	1,564,000	1,569,974
7.3% 7/1/38	569,000	729,906
		50,024,438
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
3.125% 7/16/22	750,000	771,638
3.625% 4/22/29	2,200,000	2,366,741
6.125% 11/15/37	1,189,000	1,621,499
Rogers Communications, Inc.:
2.9% 11/15/26	355,000	366,732
3.625% 12/15/25	284,000	304,995
4.1% 10/1/23	686,000	735,517
5.45% 10/1/43	821,000	1,073,882
Vodafone Group PLC:
2.5% 9/26/22	427,000	432,526
2.95% 2/19/23	981,000	1,007,070
3.75% 1/16/24	1,470,000	1,555,106
4.375% 5/30/28	5,282,000	5,925,442
5.25% 5/30/48	2,175,000	2,603,475
		18,764,623

TOTAL COMMUNICATION SERVICES		147,504,859

CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.3%
American Honda Finance Corp.:
1.65% 7/12/21	1,130,000	1,124,659
1.7% 9/9/21	640,000	637,299
2.15% 3/13/20	1,216,000	1,215,614
2.3% 9/9/26	711,000	717,379
3.55% 1/12/24	3,470,000	3,705,605
Ford Motor Co. 4.75% 1/15/43	1,088,000	977,663
General Motors Co.:
5.2% 4/1/45	607,000	619,006
6.6% 4/1/36	830,000	963,716
6.75% 4/1/46	1,017,000	1,210,484
General Motors Financial Co., Inc.:
3.15% 1/15/20	943,000	944,740
3.25% 1/5/23	1,024,000	1,041,624
3.85% 1/5/28	995,000	1,000,515
4% 1/15/25	2,407,000	2,477,561
4% 10/6/26	523,000	536,512
4.3% 7/13/25	1,763,000	1,840,594
4.35% 1/17/27	1,137,000	1,178,232
4.375% 9/25/21	1,307,000	1,353,629
5.65% 1/17/29	1,601,000	1,791,279
		23,336,111
Diversified Consumer Services - 0.1%
George Washington University 4.3% 9/15/44	284,000	352,464
Ingersoll-Rand Global Holding Co. Ltd.:
2.9% 2/21/21	675,000	681,884
3.75% 8/21/28	661,000	717,446
4.3% 2/21/48	707,000	799,181
Massachusetts Institute of Technology:
3.885% 7/1/2116	402,000	503,394
3.959% 7/1/38	672,000	793,327
Northwestern University 4.643% 12/1/44	476,000	625,142
President and Fellows of Harvard College:
3.3% 7/15/56	690,000	777,967
3.619% 10/1/37	142,000	161,356
Rice University 3.774% 5/15/55	270,000	324,971
Trustees of Princeton Univ. 5.7% 3/1/39	142,000	209,370
University Notre Dame du Lac 3.438% 2/15/45	473,000	539,449
University of Southern California 5.25% 10/1/2111	284,000	450,587
		6,936,538
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
2.75% 12/9/20	327,000	330,008
3.7% 1/30/26	2,399,000	2,600,232
4.45% 3/1/47	808,000	949,463
4.875% 12/9/45	772,000	951,741
6.3% 3/1/38	1,002,000	1,406,738
Metropolitan Museum of Art 3.4% 7/1/45	427,000	478,961
Starbucks Corp.:
2.45% 6/15/26	1,422,000	1,442,798
3.8% 8/15/25	988,000	1,071,486
3.85% 10/1/23	267,000	284,423
4% 11/15/28	995,000	1,124,500
4.5% 11/15/48	668,000	788,084
		11,428,434
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.:
2.4% 2/22/23	2,254,000	2,295,040
2.8% 8/22/24	921,000	961,467
3.15% 8/22/27	1,487,000	1,599,074
3.875% 8/22/37	719,000	834,833
4.05% 8/22/47	1,840,000	2,258,108
4.25% 8/22/57	944,000	1,202,617
4.8% 12/5/34	853,000	1,083,638
		10,234,777
Multiline Retail - 0.1%
Dollar Tree, Inc.:
3.7% 5/15/23	1,237,000	1,288,305
4% 5/15/25	1,137,000	1,201,940
Kohl's Corp. 4.75% 12/15/23	303,000	324,661
Macy's Retail Holdings, Inc.:
2.875% 2/15/23	675,000	663,451
4.3% 2/15/43	675,000	562,025
Nordstrom, Inc.:
4% 3/15/27	641,000	654,056
5% 1/15/44	284,000	275,842
Target Corp.:
3.875% 7/15/20	427,000	433,884
3.9% 11/15/47	1,236,000	1,459,956
4% 7/1/42	995,000	1,166,670
		8,030,790
Specialty Retail - 0.3%
Advance Auto Parts, Inc. 4.5% 12/1/23	533,000	573,983
AutoZone, Inc.:
3.125% 7/15/23	544,000	559,567
3.25% 4/15/25	569,000	590,678
3.7% 4/15/22	782,000	814,636
3.75% 6/1/27	825,000	889,989
Lowe's Companies, Inc.:
3.65% 4/5/29	1,523,000	1,654,808
3.7% 4/15/46	498,000	508,396
4.05% 5/3/47	1,635,000	1,777,441
4.55% 4/5/49	1,347,000	1,574,847
4.625% 4/15/20	284,000	284,854
4.65% 4/15/42	924,000	1,059,252
O'Reilly Automotive, Inc. 3.85% 6/15/23	402,000	424,538
The Home Depot, Inc.:
2.8% 9/14/27	711,000	745,092
3% 4/1/26	1,426,000	1,510,371
3.75% 2/15/24	956,000	1,033,259
3.9% 12/6/28	819,000	933,718
3.9% 6/15/47	1,220,000	1,415,907
4.2% 4/1/43	224,000	266,867
4.25% 4/1/46	466,000	567,025
4.5% 12/6/48	1,062,000	1,351,415
4.875% 2/15/44	409,000	533,549
5.875% 12/16/36	1,479,000	2,087,652
		21,157,844
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 3.375% 11/1/46	640,000	695,897

TOTAL CONSUMER DISCRETIONARY		81,820,391

CONSUMER STAPLES - 2.1%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	402,000	409,633
2.65% 2/1/21	1,343,000	1,355,512
3.3% 2/1/23	1,310,000	1,363,906
3.65% 2/1/26	8,607,000	9,241,689
4.625% 2/1/44	818,000	940,397
4.7% 2/1/36	692,000	805,512
4.9% 2/1/46	2,585,000	3,074,637
Anheuser-Busch InBev Worldwide, Inc.:
2.5% 7/15/22	1,240,000	1,260,020
4.15% 1/23/25	1,998,000	2,187,850
4.439% 10/6/48	1,051,000	1,186,709
4.6% 4/15/48	2,666,000	3,099,155
5.55% 1/23/49	1,358,000	1,788,904
5.8% 1/23/59 (Reg. S)	1,984,000	2,707,268
8.2% 1/15/39	398,000	639,563
Constellation Brands, Inc.:
3.5% 5/9/27	1,422,000	1,499,061
3.7% 12/6/26	1,074,000	1,152,594
Dr. Pepper Snapple Group, Inc.:
2% 1/15/20	405,000	404,274
4.057% 5/25/23	2,133,000	2,265,142
4.985% 5/25/38	1,024,000	1,208,266
Molson Coors Brewing Co.:
2.1% 7/15/21	697,000	696,786
3% 7/15/26	2,474,000	2,504,314
4.2% 7/15/46	1,881,000	1,914,576
PepsiCo, Inc.:
2.15% 10/14/20	1,706,000	1,710,879
2.25% 5/2/22	1,706,000	1,725,396
2.375% 10/6/26	960,000	983,716
3% 10/15/27	2,589,000	2,776,422
3.6% 8/13/42	427,000	479,835
4.25% 10/22/44	853,000	1,052,138
4.45% 4/14/46	825,000	1,045,697
The Coca-Cola Co.:
1.55% 9/1/21	567,000	566,509
2.2% 5/25/22	2,133,000	2,157,849
2.875% 10/27/25	1,362,000	1,435,150
3.15% 11/15/20	526,000	534,261
		56,173,620
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.75% 5/18/24	853,000	885,885
Kroger Co.:
2.65% 10/15/26	405,000	403,383
3.5% 2/1/26	569,000	595,112
5.15% 8/1/43	387,000	431,737
5.4% 1/15/49	926,000	1,096,889
Sysco Corp.:
3.3% 7/15/26	466,000	490,241
3.75% 10/1/25	810,000	870,012
Walgreen Co. 3.1% 9/15/22	405,000	415,894
Walgreens Boots Alliance, Inc.:
3.45% 6/1/26	711,000	738,305
4.65% 6/1/46	782,000	830,307
Walmart, Inc.:
2.85% 7/8/24	4,600,000	4,817,839
3.3% 4/22/24	2,702,000	2,867,781
3.4% 6/26/23	1,331,000	1,409,357
3.7% 6/26/28	1,749,000	1,964,679
4.05% 6/29/48	1,092,000	1,359,720
4.3% 4/22/44	853,000	1,067,549
5.625% 4/1/40	284,000	408,804
5.625% 4/15/41	654,000	947,789
6.5% 8/15/37	1,177,000	1,818,566
		23,419,849
Food Products - 0.5%
Campbell Soup Co.:
2.5% 8/2/22	675,000	679,407
4.8% 3/15/48	1,991,000	2,241,548
Conagra Brands, Inc.:
3.2% 1/25/23	1,252,000	1,276,602
3.8% 10/22/21	668,000	687,264
4.3% 5/1/24	1,275,000	1,369,141
4.85% 11/1/28	1,938,000	2,220,028
5.3% 11/1/38	2,305,000	2,699,294
General Mills, Inc.:
2.2% 10/21/19	995,000	994,678
3.7% 10/17/23	1,984,000	2,099,043
4.2% 4/17/28	2,446,000	2,756,755
H.J. Heinz Co.:
3% 6/1/26	1,848,000	1,817,551
4.375% 6/1/46	971,000	933,112
4.625% 1/30/29	1,000,000	1,080,373
5% 7/15/35	498,000	533,625
5.2% 7/15/45	737,000	777,597
Kellogg Co.:
3.125% 5/17/22	267,000	274,286
3.25% 4/1/26	529,000	556,726
4.3% 5/15/28	853,000	959,455
Kraft Foods Group, Inc.:
3.5% 6/6/22	1,656,000	1,695,180
5% 6/4/42	402,000	414,708
The J.M. Smucker Co. 2.5% 3/15/20	810,000	811,125
Tyson Foods, Inc.:
3.95% 8/15/24	1,077,000	1,158,632
4% 3/1/26	1,048,000	1,142,353
4.35% 3/1/29	4,280,000	4,889,699
Unilever Capital Corp.:
2% 7/28/26	284,000	284,244
3.1% 7/30/25	412,000	436,088
		34,788,514
Household Products - 0.1%
Colgate-Palmolive Co. 3.25% 3/15/24	1,422,000	1,515,464
Kimberly-Clark Corp.:
2.4% 3/1/22	739,000	747,938
2.4% 6/1/23	1,137,000	1,155,549
3.2% 7/30/46	355,000	370,999
Procter & Gamble Co.:
1.9% 11/1/19	569,000	568,742
2.3% 2/6/22	668,000	677,524
2.85% 8/11/27	640,000	683,733
3.1% 8/15/23	1,422,000	1,493,296
		7,213,245
Tobacco - 0.4%
Altria Group, Inc.:
2.85% 8/9/22	995,000	1,015,519
3.8% 2/14/24	661,000	700,115
3.875% 9/16/46	1,422,000	1,396,742
4.25% 8/9/42	1,391,000	1,433,894
4.8% 2/14/29	1,887,000	2,136,752
5.8% 2/14/39	1,329,000	1,639,943
5.95% 2/14/49	1,479,000	1,898,862
BAT Capital Corp.:
2.764% 8/15/22	1,351,000	1,370,042
3.222% 8/15/24	1,465,000	1,506,983
3.557% 8/15/27	3,010,000	3,084,655
4.54% 8/15/47	2,380,000	2,387,174
Philip Morris International, Inc.:
1.875% 2/25/21	2,133,000	2,129,610
2.125% 5/10/23	441,000	440,305
2.75% 2/25/26	533,000	543,517
3.375% 8/15/29	3,300,000	3,462,501
3.6% 11/15/23	522,000	551,009
3.875% 8/21/42	686,000	704,564
4.125% 3/4/43	1,422,000	1,520,382
4.5% 3/26/20	284,000	287,801
4.875% 11/15/43	853,000	1,007,142
6.375% 5/16/38	206,000	282,666
Reynolds American, Inc.:
4.45% 6/12/25	1,004,000	1,087,199
4.85% 9/15/23	256,000	279,665
5.85% 8/15/45	603,000	680,248
7.25% 6/15/37	1,027,000	1,338,523
		32,885,813

TOTAL CONSUMER STAPLES		154,481,041

ENERGY - 2.7%
Energy Equipment & Services - 0.0%
Baker Hughes A GE Co. LLC 5.125% 9/15/40	284,000	320,273
El Paso Pipeline Partners Operating Co. LLC 4.7% 11/1/42	540,000	583,467
Halliburton Co.:
3.8% 11/15/25	1,476,000	1,563,565
5% 11/15/45	1,072,000	1,200,604
7.45% 9/15/39	213,000	301,102
		3,969,011
Oil, Gas & Consumable Fuels - 2.7%
Anadarko Petroleum Corp.:
3.45% 7/15/24	711,000	727,978
4.85% 3/15/21	1,442,000	1,490,721
6.2% 3/15/40	284,000	348,017
6.45% 9/15/36	380,000	476,017
6.6% 3/15/46	661,000	881,369
Apache Corp.:
4.375% 10/15/28	4,711,000	4,841,550
5.1% 9/1/40	427,000	432,566
Boardwalk Pipelines LP 4.95% 12/15/24	675,000	725,750
BP Capital Markets PLC:
2.315% 2/13/20	256,000	256,308
2.5% 11/6/22	427,000	433,100
2.521% 1/15/20	853,000	854,175
3.062% 3/17/22	533,000	547,730
3.279% 9/19/27	1,811,000	1,919,579
Canadian Natural Resources Ltd.:
3.9% 2/1/25	267,000	281,421
4.95% 6/1/47	910,000	1,087,927
6.25% 3/15/38	974,000	1,248,977
Cenovus Energy, Inc.:
3% 8/15/22	242,000	244,336
3.8% 9/15/23	249,000	257,357
4.25% 4/15/27	1,351,000	1,410,787
5.4% 6/15/47	1,337,000	1,520,136
6.75% 11/15/39	284,000	351,111
Chevron Corp.:
1.961% 3/3/20	1,226,000	1,225,731
2.1% 5/16/21	1,955,000	1,963,736
2.193% 11/15/19	1,621,000	1,621,317
2.895% 3/3/24	3,346,000	3,490,421
2.954% 5/16/26	1,564,000	1,654,199
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	433,000	435,862
4.5% 6/1/25	473,000	513,224
ConocoPhillips Co.:
4.95% 3/15/26	3,491,000	4,053,952
5.95% 3/15/46	853,000	1,235,189
6.5% 2/1/39	1,071,000	1,570,211
DCP Midstream Operating LP 3.875% 3/15/23	537,000	543,713
Devon Energy Corp.:
5% 6/15/45	498,000	585,623
5.6% 7/15/41	409,000	501,945
Ecopetrol SA:
5.375% 6/26/26	674,000	754,669
5.875% 9/18/23	3,000,000	3,346,200
5.875% 5/28/45	540,000	636,188
7.375% 9/18/43	702,000	943,751
Enbridge Energy Partners LP 4.2% 9/15/21	1,237,000	1,277,545
Enbridge, Inc.:
3.5% 6/10/24	402,000	421,065
5.5% 12/1/46	2,060,000	2,656,691
Encana Corp.:
3.9% 11/15/21	697,000	714,913
6.5% 2/1/38	711,000	866,216
Energy Transfer Partners LP:
3.6% 2/1/23	1,216,000	1,247,772
4.15% 10/1/20	640,000	650,092
4.95% 6/15/28	1,341,000	1,500,112
5.15% 3/15/45	1,137,000	1,212,239
5.5% 6/1/27	1,400,000	1,609,100
6% 6/15/48	1,401,000	1,670,958
Enterprise Products Operating LP:
3.7% 2/15/26	252,000	270,811
3.95% 2/15/27	3,680,000	4,019,046
4.05% 2/15/22	1,326,000	1,387,007
4.25% 2/15/48	1,647,000	1,790,834
4.85% 8/15/42	355,000	408,542
4.85% 3/15/44	711,000	828,275
4.9% 5/15/46	609,000	720,500
5.7% 2/15/42	284,000	359,440
7.55% 4/15/38	284,000	412,525
EOG Resources, Inc. 4.15% 1/15/26	796,000	888,990
Equinor ASA:
2.25% 11/8/19	1,137,000	1,136,824
3.625% 9/10/28	1,718,000	1,897,607
3.7% 3/1/24	519,000	557,521
5.1% 8/17/40	284,000	373,225
Exxon Mobil Corp.:
2.726% 3/1/23	1,422,000	1,464,970
3.043% 3/1/26	1,184,000	1,256,025
3.567% 3/6/45	946,000	1,053,527
Hess Corp.:
3.5% 7/15/24	540,000	551,662
5.6% 2/15/41	483,000	538,229
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	1,735,000	1,798,021
3.5% 9/1/23	284,000	295,311
3.95% 9/1/22	995,000	1,038,278
4.25% 9/1/24	4,483,000	4,831,514
5% 3/1/43	142,000	156,431
5.5% 3/1/44	995,000	1,174,684
5.625% 9/1/41	142,000	165,492
6.55% 9/15/40	427,000	542,812
Kinder Morgan, Inc.:
4.3% 3/1/28	1,417,000	1,552,502
5.2% 3/1/48	569,000	669,677
5.3% 12/1/34	1,216,000	1,416,565
Magellan Midstream Partners LP:
4.25% 9/15/46	782,000	844,681
5% 3/1/26	427,000	484,614
Marathon Oil Corp.:
3.85% 6/1/25	995,000	1,035,478
5.2% 6/1/45	711,000	808,378
Marathon Petroleum Corp.:
4.5% 4/1/48	3,000,000	3,193,991
4.75% 12/15/23	813,000	885,896
5.125% 3/1/21	142,000	147,750
6.5% 3/1/41	142,000	180,642
MPLX LP:
4.125% 3/1/27	1,344,000	1,416,763
4.7% 4/15/48	2,773,000	2,855,312
4.8% 2/15/29	2,307,000	2,566,208
5.2% 3/1/47	870,000	947,551
Nexen, Inc. 5.875% 3/10/35	528,000	699,551
Noble Energy, Inc. 4.95% 8/15/47	1,962,000	2,182,896
Occidental Petroleum Corp.:
2.7% 8/15/22	650,000	656,398
2.7% 2/15/23	853,000	854,697
2.9% 8/15/24	1,200,000	1,211,222
3.125% 2/15/22	284,000	288,216
3.2% 8/15/26	791,000	799,183
3.4% 4/15/26	483,000	491,295
3.5% 8/15/29	2,060,000	2,098,781
4.1% 2/15/47	401,000	396,759
4.2% 3/15/48	1,400,000	1,408,687
4.3% 8/15/39	363,000	379,846
4.4% 4/15/46	725,000	746,410
4.4% 8/15/49	363,000	378,618
ONEOK Partners LP 3.375% 10/1/22	711,000	728,951
ONEOK, Inc.:
4.95% 7/13/47	832,000	898,738
5.2% 7/15/48	429,000	483,048
Petro-Canada 6.8% 5/15/38	1,201,000	1,715,866
Petroleos Mexicanos:
3.5% 1/30/23	956,000	928,754
4.625% 9/21/23	1,482,000	1,485,474
4.875% 1/24/22	2,561,000	2,602,616
5.35% 2/12/28	1,376,000	1,303,072
5.5% 6/27/44	391,000	333,797
5.625% 1/23/46	808,000	693,014
6.35% 2/12/48	3,080,000	2,831,290
6.375% 1/23/45	3,179,000	2,930,144
6.5% 3/13/27	2,420,000	2,471,652
6.75% 9/21/47	1,882,000	1,787,900
Phillips 66 Co.:
4.875% 11/15/44	142,000	170,097
5.875% 5/1/42	1,351,000	1,789,715
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	1,024,000	1,052,058
4.65% 10/15/25	1,742,000	1,868,077
4.9% 2/15/45	270,000	277,235
5.75% 1/15/20	142,000	143,544
6.65% 1/15/37	397,000	478,503
Shell International Finance BV:
1.75% 9/12/21	924,000	922,549
2.125% 5/11/20	1,180,000	1,180,761
2.375% 8/21/22	427,000	434,029
3.25% 5/11/25	2,013,000	2,140,052
3.5% 11/13/23	9,495,000	10,102,617
4% 5/10/46	569,000	668,653
4.375% 5/11/45	1,891,000	2,316,943
6.375% 12/15/38	597,000	883,708
Spectra Energy Partners LP:
3.375% 10/15/26	2,319,000	2,409,451
4.75% 3/15/24	686,000	750,570
Suncor Energy, Inc.:
3.6% 12/1/24	1,008,000	1,062,635
4% 11/15/47	711,000	783,214
6.85% 6/1/39	284,000	412,666
Sunoco Logistics Partner Operations LP:
3.9% 7/15/26	1,069,000	1,106,270
5.3% 4/1/44	825,000	883,239
5.4% 10/1/47	782,000	872,222
The Williams Companies, Inc.:
4.55% 6/24/24	807,000	874,041
5.75% 6/24/44	270,000	323,553
Total Capital International SA:
2.7% 1/25/23	270,000	276,523
2.75% 6/19/21	853,000	864,512
2.875% 2/17/22	594,000	608,193
3.455% 2/19/29	3,034,000	3,325,600
3.75% 4/10/24	284,000	305,693
TransCanada PipeLines Ltd.:
2.5% 8/1/22	711,000	716,960
4.875% 1/15/26	711,000	801,150
4.875% 5/15/48	700,000	832,680
5.1% 3/15/49	1,710,000	2,088,997
6.1% 6/1/40	953,000	1,263,981
Transcontinental Gas Pipe Line Co. LLC:
4.45% 8/1/42	1,102,000	1,221,100
4.6% 3/15/48	569,000	646,750
Valero Energy Corp.:
4% 4/1/29	1,500,000	1,600,641
6.625% 6/15/37	771,000	1,018,963
Western Gas Partners LP:
4% 7/1/22	427,000	435,042
4.5% 3/1/28	995,000	993,326
4.75% 8/15/28	1,251,000	1,267,108
5.3% 3/1/48	995,000	909,142
Williams Partners LP:
3.35% 8/15/22	398,000	408,027
3.75% 6/15/27	3,321,000	3,466,163
3.9% 1/15/25	501,000	526,791
		199,434,276

TOTAL ENERGY		203,403,287

FINANCIALS - 8.2%
Banks - 4.3%
Australia & New Zealand Banking Group Ltd. 3.7% 11/16/25	944,000	1,031,233
Bank of America Corp.:
2.503% 10/21/22	1,280,000	1,292,429
2.625% 4/19/21	995,000	1,004,615
3.004% 12/20/23 (a)	1,506,000	1,545,527
3.194% 7/23/30 (a)	2,400,000	2,506,111
3.248% 10/21/27	533,000	562,528
3.366% 1/23/26 (a)	1,507,000	1,579,996
3.419% 12/20/28 (a)	2,577,000	2,719,575
3.593% 7/21/28 (a)	1,578,000	1,687,012
3.705% 4/24/28 (a)	1,251,000	1,349,778
3.864% 7/23/24 (a)	3,455,000	3,668,555
3.974% 2/7/30 (a)	2,011,000	2,229,147
4% 4/1/24	692,000	748,449
4% 1/22/25	853,000	911,400
4.1% 7/24/23	995,000	1,069,088
4.183% 11/25/27	732,000	796,536
4.2% 8/26/24	1,209,000	1,304,813
4.25% 10/22/26	569,000	621,168
4.271% 7/23/29 (a)	2,561,000	2,890,627
4.33% 3/15/50 (a)	1,861,000	2,264,840
4.443% 1/20/48 (a)	2,168,000	2,663,767
4.45% 3/3/26	1,848,000	2,034,972
5% 1/21/44	764,000	999,160
Bank of Nova Scotia:
3.4% 2/11/24	3,391,000	3,567,027
4.375% 1/13/21	142,000	146,685
4.5% 12/16/25	2,258,000	2,478,560
Barclays PLC:
2.75% 11/8/19	1,422,000	1,422,701
3.25% 1/12/21	1,066,000	1,074,687
4.337% 1/10/28	796,000	838,875
4.375% 1/12/26	711,000	750,369
4.836% 5/9/28	1,365,000	1,416,959
4.95% 1/10/47	2,737,000	3,005,534
5.25% 8/17/45	796,000	891,380
BB&T Corp.:
2.75% 4/1/22	1,261,000	1,283,342
3.8% 10/30/26	427,000	463,159
BNP Paribas 2.375% 5/21/20	1,649,000	1,652,156
BPCE SA:
2.25% 1/27/20	569,000	568,381
4% 4/15/24	284,000	306,258
Capital One NA 2.25% 9/13/21	1,280,000	1,281,840
Citigroup, Inc.:
3 month U.S. LIBOR + 1.023% 4.044% 6/1/24 (a)(c)	2,844,000	3,026,837
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (a)(c)	1,600,000	1,695,980
2.35% 8/2/21	3,000,000	3,019,326
2.75% 4/25/22	2,075,000	2,112,177
3.142% 1/24/23 (a)	3,270,000	3,343,767
3.668% 7/24/28 (a)	1,078,000	1,155,730
3.7% 1/12/26	1,583,000	1,705,843
3.887% 1/10/28 (a)	640,000	694,296
3.98% 3/20/30 (a)	2,990,000	3,304,809
4.125% 7/25/28	2,195,000	2,394,171
4.4% 6/10/25	569,000	617,451
4.6% 3/9/26	853,000	938,777
4.75% 5/18/46	1,119,000	1,355,722
5.3% 5/6/44	284,000	362,629
5.5% 9/13/25	711,000	814,892
5.875% 1/30/42	238,000	334,924
8.125% 7/15/39	1,137,000	1,900,686
Citizens Bank NA 2.65% 5/26/22	2,898,000	2,942,623
Citizens Financial Group, Inc.:
2.375% 7/28/21	620,000	622,107
4.3% 12/3/25	269,000	290,668
Comerica, Inc. 3.8% 7/22/26	519,000	555,928
Commonwealth Bank of Australia 2.3% 3/12/20	1,074,000	1,075,461
Corporacion Andina de Fomento 4.375% 6/15/22	2,005,000	2,119,626
Credit Suisse Group Funding Guernsey Ltd.:
3.8% 9/15/22	1,782,000	1,859,721
3.8% 6/9/23	2,844,000	2,985,782
4.55% 4/17/26	1,209,000	1,339,637
4.875% 5/15/45	711,000	899,928
Credit Suisse New York Branch:
3% 10/29/21	427,000	435,222
3.625% 9/9/24	7,161,000	7,627,563
Discover Bank 4.2% 8/8/23	995,000	1,068,400
Export-Import Bank of Korea:
2.875% 1/21/25	2,681,000	2,785,618
5% 4/11/22	877,000	940,208
Fifth Third Bancorp:
2.6% 6/15/22	1,064,000	1,078,059
3.5% 3/15/22	235,000	242,791
8.25% 3/1/38	296,000	459,693
HSBC Holdings PLC:
2.65% 1/5/22	2,986,000	3,015,855
3.4% 3/8/21	1,507,000	1,531,109
3.803% 3/11/25 (a)	8,333,000	8,691,916
3.9% 5/25/26	1,564,000	1,671,522
4.25% 8/18/25	796,000	843,896
4.292% 9/12/26 (a)	2,396,000	2,581,695
4.375% 11/23/26	4,081,000	4,387,337
4.875% 1/14/22	1,436,000	1,522,828
5.1% 4/5/21	398,000	415,450
5.25% 3/14/44	654,000	810,856
6.5% 9/15/37	1,493,000	2,025,011
HSBC U.S.A., Inc. 3.5% 6/23/24	995,000	1,042,252
Huntington Bancshares, Inc.:
2.3% 1/14/22	2,559,000	2,571,056
3.15% 3/14/21	1,351,000	1,370,608
Japan Bank International Cooperation:
1.875% 7/21/26	540,000	541,635
2.125% 2/10/25	284,000	289,099
2.25% 11/4/26	744,000	764,371
2.375% 11/16/22	1,634,000	1,666,178
2.75% 1/21/26	450,000	476,046
2.875% 6/1/27	1,080,000	1,159,641
3.125% 7/20/21	562,000	576,134
3.25% 7/20/28	1,280,000	1,429,154
3.5% 10/31/28	1,000,000	1,140,940
JPMorgan Chase & Co.:
2.776% 4/25/23 (a)	711,000	722,158
2.95% 10/1/26	3,587,000	3,721,003
3.22% 3/1/25 (a)	7,700,000	8,048,834
3.25% 9/23/22	569,000	589,715
3.3% 4/1/26	1,280,000	1,349,736
3.375% 5/1/23	270,000	279,784
3.54% 5/1/28 (a)	2,417,000	2,591,168
3.559% 4/23/24 (a)	1,422,000	1,493,309
3.797% 7/23/24 (a)	1,969,000	2,091,583
3.875% 9/10/24	4,653,000	4,974,569
3.882% 7/24/38 (a)	640,000	717,481
3.9% 7/15/25	3,071,000	3,335,766
3.964% 11/15/48 (a)	1,337,000	1,539,045
4.005% 4/23/29 (a)	1,345,000	1,494,529
4.125% 12/15/26	835,000	919,806
4.203% 7/23/29 (a)	2,665,000	3,008,157
4.35% 8/15/21	284,000	296,346
4.5% 1/24/22	1,848,000	1,955,795
4.625% 5/10/21	213,000	221,977
4.85% 2/1/44	711,000	921,320
4.95% 6/1/45	363,000	466,003
5.5% 10/15/40	810,000	1,110,420
5.6% 7/15/41	213,000	296,687
5.625% 8/16/43	711,000	974,331
KeyBank NA 3.4% 5/20/26	711,000	749,322
KeyCorp. 2.9% 9/15/20	825,000	831,833
Lloyds Bank PLC:
3.5% 5/14/25	1,223,000	1,281,181
4.344% 1/9/48	2,133,000	2,147,077
4.65% 3/24/26	1,223,000	1,290,820
Lloyds Banking Group PLC:
3.1% 7/6/21	1,422,000	1,442,890
4.375% 3/22/28	2,000,000	2,179,561
Mitsubishi UFJ Financial Group, Inc.:
2.19% 9/13/21	711,000	711,350
2.801% 7/18/24	1,000,000	1,023,866
2.998% 2/22/22	1,308,000	1,333,399
3.195% 7/18/29	2,600,000	2,724,797
3.751% 7/18/39	1,000,000	1,096,258
3.85% 3/1/26	936,000	1,014,560
3.961% 3/2/28	3,128,000	3,483,006
Mizuho Financial Group, Inc.:
2.953% 2/28/22	1,223,000	1,245,293
3.549% 3/5/23	1,706,000	1,782,144
National Australia Bank Ltd. 2.5% 5/22/22	1,422,000	1,444,560
Nordic Investment Bank 2.125% 2/1/22	540,000	547,481
Oesterreichische Kontrollbank:
2.375% 10/1/21	672,000	682,762
2.875% 9/7/21	598,000	612,929
PNC Bank NA:
2.6% 7/21/20	950,000	954,209
2.625% 2/17/22	1,706,000	1,734,086
PNC Financial Services Group, Inc. 3.9% 4/29/24	803,000	865,349
Rabobank Nederland:
3.75% 7/21/26	2,737,000	2,865,589
3.95% 11/9/22	754,000	789,512
4.375% 8/4/25	853,000	922,078
4.5% 1/11/21	142,000	146,727
5.25% 5/24/41	427,000	586,137
Rabobank Nederland New York Branch:
2.75% 1/10/23	2,417,000	2,481,820
3.375% 5/21/25	533,000	574,650
Regions Financial Corp.:
2.75% 8/14/22	1,078,000	1,096,973
3.2% 2/8/21	3,141,000	3,183,585
Royal Bank of Canada:
2.15% 3/6/20	935,000	935,079
2.75% 2/1/22	1,848,000	1,887,531
4.65% 1/27/26	1,847,000	2,060,165
Royal Bank of Scotland Group PLC:
3 month U.S. LIBOR + 1.754% 4.892% 5/18/29 (a)(c)	2,600,000	2,853,057
3.498% 5/15/23 (a)	1,455,000	1,472,504
3.875% 9/12/23	540,000	556,239
4.8% 4/5/26	938,000	1,024,152
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	1,553,000	1,597,637
Sumitomo Mitsui Banking Corp.:
2.45% 1/16/20	711,000	711,646
3.4% 7/11/24	814,000	859,656
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	2,133,000	2,145,935
2.696% 7/16/24	3,600,000	3,661,552
2.778% 10/18/22	1,074,000	1,094,303
2.784% 7/12/22	1,492,000	1,518,476
2.846% 1/11/22	1,507,000	1,533,476
3.102% 1/17/23	1,280,000	1,320,419
3.936% 10/16/23	2,229,000	2,384,096
SunTrust Banks, Inc. 3.3% 5/15/26	1,081,000	1,129,941
Synchrony Bank 3% 6/15/22	995,000	1,013,061
The Toronto-Dominion Bank:
2.5% 12/14/20	1,993,000	2,006,140
3.5% 7/19/23	1,422,000	1,507,263
U.S. Bancorp:
2.625% 1/24/22	1,973,000	2,005,688
3.1% 4/27/26	1,280,000	1,342,453
4.125% 5/24/21	427,000	441,983
Wells Fargo & Co.:
2.1% 7/26/21	1,422,000	1,423,197
2.6% 7/22/20	1,086,000	1,091,284
2.625% 7/22/22	2,102,000	2,137,759
3% 10/23/26	2,891,000	3,004,909
3.3% 9/9/24	4,818,000	5,070,799
3.45% 2/13/23	523,000	543,346
3.55% 9/29/25	603,000	641,609
3.75% 1/24/24	4,021,000	4,282,240
3.9% 5/1/45	677,000	792,393
4.1% 6/3/26	459,000	497,159
4.4% 6/14/46	1,015,000	1,178,589
4.48% 1/16/24	543,000	588,670
4.75% 12/7/46	2,275,000	2,790,888
4.9% 11/17/45	394,000	490,342
5.375% 11/2/43	263,000	347,294
5.606% 1/15/44	1,618,000	2,171,635
Westpac Banking Corp.:
2% 8/19/21	1,220,000	1,221,373
2.3% 5/26/20	427,000	427,772
2.5% 6/28/22	3,616,000	3,675,946
2.85% 5/13/26	675,000	703,595
3.3% 2/26/24	2,133,000	2,247,352
4.421% 7/24/39	1,700,000	1,895,290
4.875% 11/19/19	526,000	529,039
Zions Bancorp NA 4.5% 6/13/23	29,000	30,772
		319,051,910
Capital Markets - 1.3%
Affiliated Managers Group, Inc. 3.5% 8/1/25	675,000	703,718
Bank New York Mellon Corp.:
2.6% 2/7/22	1,422,000	1,445,309
2.8% 5/4/26	801,000	831,083
2.95% 1/29/23	2,133,000	2,199,107
BlackRock, Inc.:
3.5% 3/18/24	412,000	443,561
4.25% 5/24/21	924,000	961,739
Brighthouse Financial, Inc. 4.7% 6/22/47	1,351,000	1,216,956
Deutsche Bank AG 4.5% 4/1/25	427,000	403,412
Deutsche Bank AG New York Branch:
2.95% 8/20/20	1,393,000	1,390,817
3.3% 11/16/22	1,308,000	1,300,077
3.7% 5/30/24	1,393,000	1,388,011
3.95% 2/27/23	5,000,000	5,069,019
4.1% 1/13/26	3,100,000	3,098,436
Eaton Vance Corp. 3.625% 6/15/23	402,000	422,082
Franklin Resources, Inc. 2.85% 3/30/25	540,000	559,014
Goldman Sachs Group, Inc.:
2.35% 11/15/21	3,903,000	3,910,320
2.55% 10/23/19	1,564,000	1,564,678
3% 4/26/22	2,377,000	2,407,981
3.2% 2/23/23	3,294,000	3,403,314
3.5% 1/23/25	711,000	747,795
3.625% 1/22/23	1,280,000	1,338,940
3.625% 2/20/24	1,493,000	1,574,636
3.75% 2/25/26	828,000	882,143
3.85% 7/8/24	540,000	576,412
3.85% 1/26/27	4,300,000	4,591,708
4.25% 10/21/25	711,000	766,923
4.75% 10/21/45	2,244,000	2,774,976
5.25% 7/27/21	640,000	676,230
5.75% 1/24/22	611,000	661,548
5.95% 1/15/27	2,133,000	2,553,279
6% 6/15/20	235,000	241,751
6.75% 10/1/37	4,433,000	6,073,626
IntercontinentalExchange, Inc.:
3.75% 12/1/25	818,000	885,436
3.75% 9/21/28	1,327,000	1,474,065
4% 10/15/23	533,000	572,050
Merrill Lynch & Co., Inc. 7.75% 5/14/38	594,000	927,462
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.457% 4/22/39 (a)(c)	2,975,000	3,530,313
2.625% 11/17/21	2,471,000	2,496,875
2.65% 1/27/20	1,564,000	1,566,603
2.75% 5/19/22	1,706,000	1,735,315
3.125% 1/23/23	8,702,000	8,972,544
3.125% 7/27/26	796,000	826,910
3.591% 7/22/28 (a)	1,209,000	1,288,422
3.7% 10/23/24	853,000	911,179
3.75% 2/25/23	963,000	1,012,949
3.875% 4/29/24	2,087,000	2,240,342
3.875% 1/27/26	746,000	806,513
3.95% 4/23/27	2,706,000	2,896,310
3.971% 7/22/38 (a)	889,000	993,174
4.3% 1/27/45	284,000	336,152
4.375% 1/22/47	1,578,000	1,918,760
5.5% 7/28/21	483,000	512,475
5.625% 9/23/19	284,000	284,489
5.75% 1/25/21	711,000	745,952
6.375% 7/24/42	412,000	611,274
7.25% 4/1/32	142,000	205,972
State Street Corp. 2.65% 5/19/26	1,074,000	1,110,783
The Bank of New York Mellon Corp. 2.6% 8/17/20	1,337,000	1,344,972
		96,385,892
Consumer Finance - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	1,050,000	1,053,444
3.5% 5/26/22	1,344,000	1,380,682
3.65% 7/21/27	640,000	656,595
3.875% 1/23/28	2,232,000	2,316,137
4.45% 12/16/21	1,194,000	1,240,694
4.45% 10/1/25	1,401,000	1,502,739
4.5% 5/15/21	2,005,000	2,068,343
4.625% 7/1/22	1,344,000	1,421,186
4.875% 1/16/24	3,316,000	3,596,746
American Express Co.:
2.5% 8/1/22	1,786,000	1,811,107
4.05% 12/3/42	992,000	1,183,029
Capital One Bank U.S.A. NA 3.375% 2/15/23	345,000	355,999
Capital One Financial Corp.:
3.2% 1/30/23	1,979,000	2,039,089
3.75% 7/28/26	1,386,000	1,446,330
3.75% 3/9/27	3,299,000	3,494,820
3.8% 1/31/28	1,848,000	1,970,210
4.75% 7/15/21	569,000	594,859
Caterpillar Financial Services Corp.:
1.7% 8/9/21	1,335,000	1,328,677
2% 3/5/20	555,000	554,780
2.25% 12/1/19	938,000	938,171
2.4% 8/9/26	405,000	414,285
2.85% 6/1/22	569,000	584,151
Discover Financial Services:
4.5% 1/30/26	2,676,000	2,955,439
5.2% 4/27/22	142,000	152,700
Ford Motor Credit Co. LLC:
3.2% 1/15/21	512,000	514,534
3.219% 1/9/22	498,000	499,508
3.336% 3/18/21	604,000	607,945
3.815% 11/2/27	1,511,000	1,468,748
4.134% 8/4/25	995,000	1,002,346
4.25% 9/20/22	256,000	264,749
4.375% 8/6/23	569,000	589,134
4.389% 1/8/26	468,000	475,940
5.584% 3/18/24	1,422,000	1,529,250
5.875% 8/2/21	1,617,000	1,702,067
John Deere Capital Corp.:
2.05% 3/10/20	1,091,000	1,090,785
2.55% 1/8/21	1,479,000	1,490,783
2.65% 6/24/24	1,487,000	1,532,310
2.65% 6/10/26	711,000	738,391
2.7% 1/6/23	1,422,000	1,455,231
2.8% 1/27/23	711,000	731,348
2.8% 3/6/23	462,000	475,441
2.8% 9/8/27	995,000	1,039,220
3.45% 3/7/29	2,844,000	3,118,850
Synchrony Financial:
2.7% 2/3/20	1,137,000	1,138,458
3.7% 8/4/26	672,000	689,128
4.375% 3/19/24	1,600,000	1,709,064
5.15% 3/19/29	4,243,000	4,778,349
Toyota Motor Credit Corp.:
1.9% 4/8/21	284,000	284,076
2.15% 3/12/20	960,000	961,090
2.6% 1/11/22	1,137,000	1,155,360
2.7% 1/11/23	1,422,000	1,463,047
2.75% 5/17/21	370,000	375,318
		67,940,682
Diversified Financial Services - 1.1%
AB Svensk Exportkredit 2.375% 3/9/22	796,000	811,822
Berkshire Hathaway Finance Corp.:
4.2% 8/15/48	1,688,000	2,028,340
5.75% 1/15/40	711,000	1,018,624
Berkshire Hathaway, Inc.:
3.125% 3/15/26	1,635,000	1,733,277
4.5% 2/11/43	284,000	357,257
BP Capital Markets America, Inc.:
3.017% 1/16/27	1,351,000	1,408,962
3.245% 5/6/22	1,102,000	1,137,734
4.5% 10/1/20	284,000	291,606
Brixmor Operating Partnership LP:
3.25% 9/15/23	667,000	686,681
3.9% 3/15/27	802,000	845,351
4.125% 6/15/26	1,074,000	1,144,846
4.125% 5/15/29	973,000	1,052,617
Broadcom Corp./Broadcom Cayman LP:
3% 1/15/22	1,742,000	1,756,132
3.5% 1/15/28	995,000	964,564
3.875% 1/15/27	1,152,000	1,152,785
Cigna Corp.:
3.75% 7/15/23	2,658,000	2,794,244
4.125% 11/15/25	1,401,000	1,524,242
4.375% 10/15/28	3,775,000	4,221,209
4.8% 8/15/38	3,351,000	3,874,240
4.9% 12/15/48	1,211,000	1,433,086
Export Development Canada:
2.625% 2/21/24	4,600,000	4,823,376
2.75% 3/15/23	2,035,000	2,120,450
GE Capital International Funding Co.:
2.342% 11/15/20	810,000	805,459
3.373% 11/15/25	4,095,000	4,153,880
4.418% 11/15/35	4,278,000	4,346,518
General Electric Capital Corp.:
4.65% 10/17/21	285,000	295,191
5.875% 1/14/38	636,000	734,581
6.15% 8/7/37	77,000	91,102
6.875% 1/10/39	163,000	207,718
ING U.S., Inc. 5.7% 7/15/43	533,000	694,814
KfW:
1.5% 4/20/20	402,000	400,944
1.5% 6/15/21	4,246,000	4,238,530
1.75% 10/15/19	2,215,000	2,214,158
1.875% 6/30/20	806,000	806,224
2% 5/2/25	544,000	559,004
2.125% 3/7/22	1,163,000	1,180,934
2.125% 1/17/23	1,706,000	1,742,855
2.375% 12/29/22	2,522,000	2,595,718
2.5% 11/20/24	1,482,000	1,558,357
2.625% 2/28/24	6,000,000	6,298,800
2.75% 10/1/20	594,000	600,314
2.875% 4/3/28	2,184,000	2,415,579
3.125% 12/15/21	2,744,000	2,841,501
4% 1/27/20	427,000	430,327
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	1,209,000	1,224,130
2.5% 11/15/27	1,257,000	1,337,361
Voya Financial, Inc. 3.65% 6/15/26	2,245,000	2,383,209
		81,338,653
Insurance - 0.6%
ACE INA Holdings, Inc.:
3.35% 5/3/26	600,000	643,801
4.35% 11/3/45	569,000	718,447
AFLAC, Inc. 4% 10/15/46	537,000	601,551
Allstate Corp.:
3.28% 12/15/26	671,000	725,028
4.2% 12/15/46	1,075,000	1,305,375
American International Group, Inc.:
3.375% 8/15/20	821,000	830,037
3.75% 7/10/25	3,065,000	3,264,534
3.875% 1/15/35	384,000	407,597
3.9% 4/1/26	536,000	575,411
4.2% 4/1/28	2,638,000	2,908,736
4.5% 7/16/44	1,262,000	1,442,696
4.7% 7/10/35	825,000	948,555
4.75% 4/1/48	569,000	678,550
4.875% 6/1/22	1,280,000	1,370,973
6.4% 12/15/20	412,000	434,090
Aon PLC:
3.5% 6/14/24	284,000	300,437
4% 11/27/23	427,000	456,521
4.6% 6/14/44	227,000	267,046
4.75% 5/15/45	836,000	1,011,382
Baylor Scott & White Holdings 3.967% 11/15/46	355,000	416,360
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	1,000,000	1,015,124
3.6% 8/19/49	1,300,000	1,356,984
4.4% 3/15/48	1,381,000	1,612,087
Lincoln National Corp. 3.625% 12/12/26	853,000	908,053
Marsh & McLennan Companies, Inc.:
2.35% 9/10/19	547,000	546,996
2.35% 3/6/20	675,000	675,449
3.5% 6/3/24	270,000	285,111
3.875% 3/15/24	1,351,000	1,449,371
4.05% 10/15/23	963,000	1,028,822
4.2% 3/1/48	692,000	810,313
4.35% 1/30/47	398,000	476,889
4.375% 3/15/29	1,095,000	1,257,917
4.9% 3/15/49	1,322,000	1,716,342
MetLife, Inc.:
4.6% 5/13/46	284,000	353,458
4.721% 12/15/44 (a)	711,000	886,294
5.875% 2/6/41	341,000	475,004
Principal Financial Group, Inc. 4.3% 11/15/46	1,137,000	1,320,147
Progressive Corp. 2.45% 1/15/27	674,000	685,909
Prudential Financial, Inc.:
3.878% 3/27/28	910,000	1,019,424
3.905% 12/7/47	78,000	86,857
3.935% 12/7/49	1,524,000	1,698,257
4.35% 2/25/50	1,103,000	1,317,303
4.418% 3/27/48	903,000	1,074,988
5.7% 12/14/36	54,000	72,254
The Chubb Corp. 6.5% 5/15/38	499,000	747,491
The Travelers Companies, Inc.:
4.3% 8/25/45	208,000	252,797
6.25% 6/15/37	1,187,000	1,720,892
		44,157,660

TOTAL FINANCIALS		608,874,797

HEALTH CARE - 2.7%
Biotechnology - 0.4%
AbbVie, Inc.:
2.3% 5/14/21	388,000	388,969
2.5% 5/14/20	1,010,000	1,011,494
2.9% 11/6/22	810,000	824,444
3.6% 5/14/25	1,280,000	1,334,726
4.25% 11/14/28	1,179,000	1,282,433
4.3% 5/14/36	890,000	943,948
4.4% 11/6/42	679,000	712,664
4.45% 5/14/46	995,000	1,045,438
4.7% 5/14/45	1,277,000	1,379,943
4.875% 11/14/48	1,500,000	1,670,976
Amgen, Inc.:
2.6% 8/19/26	1,493,000	1,510,348
3.125% 5/1/25	284,000	296,753
3.875% 11/15/21	1,365,000	1,411,602
4.4% 5/1/45	1,412,000	1,601,518
4.663% 6/15/51	1,774,000	2,114,058
Celgene Corp. 3.9% 2/20/28	5,000,000	5,554,924
Gilead Sciences, Inc.:
2.55% 9/1/20	674,000	677,612
3.65% 3/1/26	879,000	944,774
4.15% 3/1/47	1,769,000	2,001,419
4.75% 3/1/46	1,564,000	1,902,583
		28,610,626
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
2.9% 11/30/21	1,614,000	1,645,406
3.75% 11/30/26	991,000	1,090,484
4.75% 11/30/36	640,000	801,681
4.9% 11/30/46	1,479,000	1,976,964
Becton, Dickinson & Co.:
2.675% 12/15/19	832,000	832,654
3.363% 6/6/24	1,422,000	1,482,732
3.7% 6/6/27	2,852,000	3,055,309
4.685% 12/15/44	1,545,000	1,831,886
Boston Scientific Corp.:
3.45% 3/1/24	661,000	694,618
4% 3/1/28	2,844,000	3,130,505
4% 3/1/29	1,536,000	1,713,337
4.7% 3/1/49	1,322,000	1,639,767
Danaher Corp. 2.4% 9/15/20	1,047,000	1,049,202
Medtronic Global Holdings SCA 3.35% 4/1/27	2,083,000	2,262,990
Medtronic, Inc. 4.625% 3/15/45	1,838,000	2,386,685
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	1,618,000	1,703,791
		27,298,011
Health Care Providers & Services - 0.9%
Aetna, Inc.:
2.8% 6/15/23	2,133,000	2,167,002
4.125% 11/15/42	1,613,000	1,669,446
Allina Health System, Inc. 3.887% 4/15/49	1,000,000	1,179,959
Anthem, Inc.:
3.65% 12/1/27	3,270,000	3,469,487
4.375% 12/1/47	640,000	718,016
Cardinal Health, Inc. 4.368% 6/15/47	1,975,000	1,909,680
Childrens Hosp Medical Ctr 4.268% 5/15/44	472,000	577,945
Cigna Holding Co. 4% 2/15/22	654,000	680,403
Commonspirit Health 4.35% 11/1/42	284,000	309,529
CVS Health Corp.:
2.8% 7/20/20	1,194,000	1,199,952
2.875% 6/1/26	1,066,000	1,072,694
3% 8/15/26	814,000	823,956
3.25% 8/15/29	1,300,000	1,317,588
3.7% 3/9/23	2,997,000	3,133,956
3.875% 7/20/25	663,000	702,466
4.1% 3/25/25	2,439,000	2,609,321
4.3% 3/25/28	3,398,000	3,709,057
4.875% 7/20/35	441,000	503,607
5.05% 3/25/48	3,896,000	4,539,468
5.125% 7/20/45	1,253,000	1,456,451
5.3% 12/5/43	624,000	736,838
Express Scripts Holding Co.:
3% 7/15/23	1,422,000	1,454,518
4.5% 2/25/26	1,658,000	1,831,083
4.8% 7/15/46	1,081,000	1,236,394
6.125% 11/15/41	427,000	551,377
Humana, Inc. 4.95% 10/1/44	355,000	422,826
Kaiser Foundation Hospitals:
4.15% 5/1/47	900,000	1,109,657
4.875% 4/1/42	256,000	338,632
McKesson Corp.:
3.796% 3/15/24	711,000	747,027
4.883% 3/15/44	711,000	799,732
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	427,000	543,931
New York & Presbyterian Hospital:
4.024% 8/1/45	498,000	600,056
4.063% 8/1/56	374,000	451,571
NYU Hospitals Center 4.784% 7/1/44	1,081,000	1,395,096
Partners Healthcare System, Inc. 4.117% 7/1/55	498,000	605,412
UnitedHealth Group, Inc.:
2.3% 12/15/19	1,226,000	1,226,279
2.375% 8/15/24	600,000	609,456
2.7% 7/15/20	853,000	858,624
2.875% 12/15/21	366,000	373,422
3.375% 4/15/27	768,000	825,650
3.5% 6/15/23	1,265,000	1,334,897
3.7% 8/15/49	1,350,000	1,475,680
3.75% 7/15/25	498,000	540,921
3.75% 10/15/47	1,359,000	1,485,041
3.85% 6/15/28	1,651,000	1,836,287
3.875% 12/15/28	2,131,000	2,392,432
3.875% 8/15/59	1,500,000	1,657,387
4.2% 1/15/47	512,000	600,020
4.375% 3/15/42	1,678,000	1,970,089
4.75% 7/15/45	237,000	295,184
WellPoint, Inc.:
3.3% 1/15/23	284,000	293,330
4.625% 5/15/42	370,000	421,547
4.65% 1/15/43	284,000	320,109
		65,090,488
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	664,000	683,054
4.15% 2/1/24	623,000	670,356
5.3% 2/1/44	828,000	1,080,776
		2,434,186
Pharmaceuticals - 1.1%
Actavis Funding SCS:
3% 3/12/20	3,853,000	3,864,779
3.45% 3/15/22	2,563,000	2,632,043
3.8% 3/15/25	1,254,000	1,319,297
4.55% 3/15/35	946,000	1,017,648
4.75% 3/15/45	900,000	987,144
Allergan PLC 3.25% 10/1/22	427,000	436,412
AstraZeneca PLC:
4.375% 11/16/45	1,072,000	1,281,664
4.375% 8/17/48	1,800,000	2,194,784
6.45% 9/15/37	462,000	663,713
Bayer U.S. Finance II LLC:
2.75% 7/15/21 (b)	904,000	905,588
2.85% 4/15/25 (b)	544,000	525,795
3.95% 4/15/45 (b)	198,000	192,083
Bristol-Myers Squibb Co.:
2.9% 7/26/24 (b)	5,000,000	5,184,086
3.2% 6/15/26 (b)	2,000,000	2,116,255
3.25% 8/1/42	398,000	402,976
3.4% 7/26/29 (b)	5,000,000	5,412,580
4.125% 6/15/39 (b)	2,000,000	2,321,122
4.25% 10/26/49 (b)	3,000,000	3,608,555
Eli Lilly & Co. 3.95% 5/15/47	782,000	911,246
GlaxoSmithKline Capital PLC 3% 6/1/24	4,130,000	4,298,649
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	1,026,000	1,499,447
Johnson & Johnson:
1.65% 3/1/21	536,000	535,302
2.45% 3/1/26	795,000	820,230
3.4% 1/15/38	1,327,000	1,451,497
3.5% 1/15/48	853,000	958,803
3.625% 3/3/37	569,000	641,057
4.5% 12/5/43	942,000	1,190,544
4.85% 5/15/41	606,000	799,592
Merck & Co., Inc.:
1.85% 2/10/20	1,280,000	1,278,780
2.4% 9/15/22	284,000	288,445
3.6% 9/15/42	284,000	317,769
3.7% 2/10/45	910,000	1,041,879
3.875% 1/15/21	142,000	145,221
Mylan NV:
3.15% 6/15/21	284,000	287,354
3.95% 6/15/26	402,000	418,306
5.2% 4/15/48	427,000	465,598
5.25% 6/15/46	469,000	513,942
Novartis Capital Corp.:
2.4% 5/17/22	1,649,000	1,675,812
2.4% 9/21/22	533,000	542,428
3% 11/20/25	1,489,000	1,578,470
3.1% 5/17/27	837,000	900,179
3.7% 9/21/42	402,000	453,988
4% 11/20/45	745,000	886,449
Perrigo Co. PLC 3.5% 3/15/21	240,000	241,283
Perrigo Finance PLC:
4.375% 3/15/26	441,000	453,945
4.9% 12/15/44	322,000	316,898
Pfizer, Inc.:
2.95% 3/15/24	668,000	696,288
3% 12/15/26	953,000	1,008,325
3.2% 9/15/23	1,809,000	1,899,499
3.45% 3/15/29	1,184,000	1,296,332
3.9% 3/15/39	896,000	1,029,673
4% 12/15/36	1,351,000	1,569,942
4.125% 12/15/46	468,000	560,374
4.2% 9/15/48	1,109,000	1,340,602
4.4% 5/15/44	596,000	726,039
7.2% 3/15/39	768,000	1,216,564
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	1,612,000	1,616,997
2.875% 9/23/23	1,344,000	1,374,658
3.2% 9/23/26	5,571,000	5,794,450
Zoetis, Inc.:
3.25% 2/1/23	711,000	735,374
3.95% 9/12/47	284,000	317,151
4.7% 2/1/43	185,000	225,163
		81,387,068

TOTAL HEALTH CARE		204,820,379

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3% 5/11/21	825,000	840,843
3.375% 5/15/23	1,351,000	1,421,435
3.75% 5/15/28	1,337,000	1,507,610
Lockheed Martin Corp.:
3.55% 1/15/26	1,081,000	1,172,619
4.09% 9/15/52	1,359,000	1,636,620
Northrop Grumman Corp.:
3.25% 1/15/28	1,194,000	1,268,385
3.85% 4/15/45	267,000	299,358
4.03% 10/15/47	2,677,000	3,099,406
4.75% 6/1/43	569,000	703,283
Raytheon Co.:
3.125% 10/15/20	284,000	287,443
3.15% 12/15/24	1,265,000	1,335,186
4.875% 10/15/40	142,000	182,868
Rockwell Collins, Inc.:
2.8% 3/15/22	1,209,000	1,229,931
4.35% 4/15/47	938,000	1,105,429
The Boeing Co.:
2.125% 3/1/22	535,000	537,555
2.5% 3/1/25	654,000	666,280
2.7% 2/1/27	2,000,000	2,054,901
2.8% 3/1/23	702,000	719,698
2.95% 2/1/30	1,300,000	1,349,636
3.625% 3/1/48	569,000	613,326
3.65% 3/1/47	392,000	426,099
3.75% 2/1/50	1,500,000	1,670,236
6.875% 3/15/39	469,000	709,737
United Technologies Corp.:
2.3% 5/4/22	1,422,000	1,434,351
2.65% 11/1/26	682,000	706,073
3.1% 6/1/22	409,000	422,171
3.65% 8/16/23	2,770,000	2,939,358
3.75% 11/1/46	547,000	607,295
4.05% 5/4/47	331,000	383,036
4.125% 11/16/28	2,092,000	2,393,882
4.5% 4/15/20	569,000	577,158
4.5% 6/1/42	1,049,000	1,265,374
4.625% 11/16/48	995,000	1,256,736
5.7% 4/15/40	284,000	383,509
		37,206,827
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.2% 2/1/25	543,000	568,787
3.9% 2/1/35	839,000	879,659
4.4% 1/15/47	1,137,000	1,217,649
4.55% 4/1/46	213,000	232,192
4.95% 10/17/48	567,000	662,570
United Parcel Service, Inc.:
2.4% 11/15/26	1,066,000	1,080,589
3.4% 11/15/46	377,000	393,589
3.75% 11/15/47	879,000	970,973
6.2% 1/15/38	355,000	497,063
		6,503,071
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	264,693	278,695
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	972,593	1,010,524
Continental Airlines, Inc. 4% 10/29/24	483,335	512,142
United Airlines 2015-1 Class AA Pass Through Trust 3.45% 12/1/27	85,494	90,171
United Airlines Pass-through Trust equipment trust certificate 3.1% 1/7/30	1,202,162	1,260,225
		3,151,757
Commercial Services & Supplies - 0.1%
FMS Wertmanagement AoeR 1.375% 6/8/21	1,337,000	1,331,402
Republic Services, Inc.:
2.9% 7/1/26	600,000	623,964
3.2% 3/15/25	1,603,000	1,680,654
3.95% 5/15/28	1,493,000	1,674,168
5.5% 9/15/19	569,000	569,503
Waste Management, Inc.:
2.4% 5/15/23	754,000	764,349
2.9% 9/15/22	949,000	973,413
		7,617,453
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	814,000	830,043
4% 11/2/32	270,000	310,869
4.15% 11/2/42	270,000	306,066
Fortive Corp. 2.35% 6/15/21	938,000	937,973
		2,384,951
Industrial Conglomerates - 0.2%
3M Co.:
2% 6/26/22	569,000	573,780
2.375% 8/26/29	1,600,000	1,600,798
2.875% 10/15/27	569,000	599,338
3.125% 9/19/46	392,000	389,942
3.25% 8/26/49	1,200,000	1,214,309
Covidien International Finance SA 3.2% 6/15/22	306,000	316,549
Danaher Corp. 4.375% 9/15/45	337,000	407,745
General Electric Co.:
3.375% 3/11/24	782,000	792,467
4.5% 3/11/44	4,318,000	4,365,314
Honeywell International, Inc.:
2.5% 11/1/26	1,018,000	1,047,273
3.812% 11/21/47	199,000	234,603
Roper Technologies, Inc.:
2.8% 12/15/21	940,000	952,972
3.8% 12/15/26	1,209,000	1,310,522
		13,805,612
Machinery - 0.2%
Caterpillar Financial Services Corp.:
2.4% 6/6/22	1,422,000	1,442,332
3.45% 5/15/23	1,991,000	2,093,343
Caterpillar, Inc.:
2.6% 6/26/22	853,000	869,505
3.803% 8/15/42	355,000	410,260
5.3% 9/15/35	995,000	1,282,575
Deere & Co. 5.375% 10/16/29	142,000	179,537
Ingersoll-Rand Luxembourg Finance SA:
2.625% 5/1/20	724,000	725,879
3.8% 3/21/29	2,040,000	2,212,623
4.65% 11/1/44	853,000	990,913
Parker Hannifin Corp.:
3.25% 3/1/27	803,000	841,561
4.1% 3/1/47	805,000	909,991
		11,958,519
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	995,000	1,035,258
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp. 4.7% 10/1/19	711,000	712,307
Burlington Northern Santa Fe LLC:
3% 3/15/23	398,000	411,734
3.05% 3/15/22	1,422,000	1,460,421
3.25% 6/15/27	1,066,000	1,142,946
3.9% 8/1/46	660,000	754,777
4.05% 6/15/48	853,000	1,002,526
4.125% 6/15/47	405,000	483,194
4.15% 4/1/45	242,000	284,055
4.375% 9/1/42	640,000	763,012
4.55% 9/1/44	427,000	520,665
4.9% 4/1/44	569,000	729,949
Canadian National Railway Co.:
2.85% 12/15/21	711,000	722,312
3.2% 8/2/46	469,000	492,065
CSX Corp.:
3.25% 6/1/27	711,000	754,842
3.4% 8/1/24	658,000	698,452
3.8% 11/1/46	813,000	872,630
3.95% 5/1/50	508,000	562,790
4.1% 3/15/44	963,000	1,075,383
4.5% 3/15/49	1,379,000	1,656,302
4.75% 11/15/48	823,000	1,014,227
Norfolk Southern Corp.:
3% 4/1/22	1,066,000	1,088,627
3.25% 12/1/21	711,000	726,507
3.65% 8/1/25	1,706,000	1,834,416
3.95% 10/1/42	270,000	297,004
4.65% 1/15/46	464,000	567,805
Union Pacific Corp.:
2.75% 3/1/26	947,000	977,315
3% 4/15/27	711,000	744,440
3.35% 8/15/46	671,000	679,908
3.6% 9/15/37	469,000	501,432
3.7% 3/1/29	1,305,000	1,450,239
3.799% 10/1/51	398,000	433,553
4.5% 9/10/48	1,337,000	1,628,823
		27,044,658
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	1,339,000	1,351,112
2.75% 1/15/23	1,422,000	1,438,111
3.375% 6/1/21	1,994,000	2,026,952
3.625% 12/1/27	3,800,000	3,959,826
3.75% 2/1/22	543,000	559,418
4.25% 2/1/24	1,871,000	1,997,225
		11,332,644

TOTAL INDUSTRIALS		122,040,750

INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.1%
Cisco Systems, Inc.:
1.85% 9/20/21	1,436,000	1,434,935
2.2% 9/20/23	1,068,000	1,084,192
2.5% 9/20/26	711,000	737,610
3.5% 6/15/25	607,000	659,383
4.45% 1/15/20	284,000	286,405
5.9% 2/15/39	1,765,000	2,564,090
		6,766,615
Electronic Equipment & Components - 0.2%
Corning, Inc. 4.75% 3/15/42	711,000	830,582
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4% 7/15/24 (b)	1,635,000	1,709,040
4.42% 6/15/21 (b)	2,440,000	2,517,580
4.9% 10/1/26 (b)	1,344,000	1,436,841
5.3% 10/1/29 (b)	3,579,000	3,880,124
6.02% 6/15/26 (b)	2,295,000	2,590,133
8.35% 7/15/46 (b)	837,000	1,099,700
Tyco Electronics Group SA:
3.45% 8/1/24	519,000	545,932
7.125% 10/1/37	352,000	503,091
		15,113,023
IT Services - 0.3%
Fiserv, Inc.:
3.5% 7/1/29	1,700,000	1,805,557
4.4% 7/1/49	2,150,000	2,476,734
IBM Corp.:
2.5% 1/27/22	1,109,000	1,123,483
3% 5/15/24	1,900,000	1,975,871
3.5% 5/15/29	2,500,000	2,714,273
3.625% 2/12/24	1,422,000	1,516,096
4.25% 5/15/49	1,500,000	1,749,894
4.7% 2/19/46	704,000	870,634
IBM Credit LLC 2.2% 9/8/22	1,280,000	1,287,370
MasterCard, Inc. 3.8% 11/21/46	540,000	634,221
Visa, Inc.:
2.2% 12/14/20	810,000	813,779
2.75% 9/15/27	1,695,000	1,793,339
3.15% 12/14/25	1,281,000	1,372,115
4.3% 12/14/45	944,000	1,197,980
		21,331,346
Semiconductors & Semiconductor Equipment - 0.2%
Applied Materials, Inc. 4.35% 4/1/47	1,837,000	2,251,358
Broadcom, Inc. 4.75% 4/15/29 (b)	2,550,000	2,686,556
Intel Corp.:
2.35% 5/11/22	2,417,000	2,448,461
3.3% 10/1/21	2,133,000	2,199,044
3.734% 12/8/47	465,000	528,801
4.1% 5/19/46	995,000	1,184,025
4.1% 5/11/47	341,000	407,454
Qualcomm, Inc.:
2.6% 1/30/23	1,066,000	1,086,207
4.3% 5/20/47	1,436,000	1,629,555
Texas Instruments, Inc.:
1.75% 5/1/20	540,000	539,224
4.15% 5/15/48	569,000	705,598
		15,666,283
Software - 0.6%
Microsoft Corp.:
1.55% 8/8/21	2,866,000	2,857,485
2.4% 2/6/22	3,981,000	4,049,383
2.7% 2/12/25	2,442,000	2,552,556
3.45% 8/8/36	867,000	974,247
3.625% 12/15/23	3,718,000	3,995,660
3.7% 8/8/46	2,379,000	2,800,910
3.95% 8/8/56	711,000	870,250
4.1% 2/6/37	2,522,000	3,040,801
4.25% 2/6/47	992,000	1,263,342
4.45% 11/3/45	1,787,000	2,313,290
5.3% 2/8/41	213,000	300,731
Oracle Corp.:
1.9% 9/15/21	1,194,000	1,193,460
2.25% 10/8/19	672,000	672,007
2.5% 5/15/22	1,365,000	1,384,317
2.625% 2/15/23	1,422,000	1,453,029
2.65% 7/15/26	1,280,000	1,311,329
2.95% 5/15/25	711,000	744,289
3.25% 11/15/27	2,431,000	2,605,238
3.4% 7/8/24	672,000	712,252
3.85% 7/15/36	1,440,000	1,623,910
4% 7/15/46	1,393,000	1,589,387
4% 11/15/47	711,000	813,965
4.125% 5/15/45	427,000	493,376
4.3% 7/8/34	551,000	650,513
5.375% 7/15/40	1,777,000	2,382,746
		42,648,473
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.:
2.1% 9/12/22	1,209,000	1,219,955
2.15% 2/9/22	711,000	717,170
2.25% 2/23/21	2,133,000	2,144,954
2.3% 5/11/22	1,137,000	1,151,975
2.4% 1/13/23	4,266,000	4,351,788
2.45% 8/4/26	2,929,000	2,995,738
2.7% 5/13/22	946,000	968,694
2.9% 9/12/27	1,998,000	2,099,916
3% 11/13/27	1,422,000	1,513,106
3.2% 5/13/25	1,492,000	1,590,542
3.2% 5/11/27	792,000	847,790
3.75% 11/13/47	992,000	1,127,629
3.85% 5/4/43	1,848,000	2,109,009
4.25% 2/9/47	355,000	431,132
4.375% 5/13/45	667,000	819,523
4.5% 2/23/36	1,317,000	1,626,432
4.65% 2/23/46	803,000	1,026,988
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (a)	1,014,000	1,028,523
4.9% 10/15/25 (a)	1,386,000	1,536,673
6.2% 10/15/35 (a)	553,000	643,691
6.35% 10/15/45 (a)	267,000	309,778
HP, Inc.:
4.3% 6/1/21	395,000	409,411
6% 9/15/41	213,000	238,750
Xerox Corp.:
4.5% 5/15/21	569,000	583,225
5.625% 12/15/19	142,000	142,994
		31,635,386

TOTAL INFORMATION TECHNOLOGY		133,161,126

MATERIALS - 0.7%
Chemicals - 0.5%
DowDuPont, Inc.:
4.205% 11/15/23	2,019,000	2,175,129
4.725% 11/15/28	2,438,000	2,819,326
Eastman Chemical Co. 4.65% 10/15/44	427,000	466,135
Ecolab, Inc.:
2.25% 1/12/20	537,000	536,923
2.7% 11/1/26	938,000	972,826
3.95% 12/1/47	473,000	556,159
5.5% 12/8/41	58,000	78,996
LYB International Finance BV:
4% 7/15/23	800,000	851,056
4.875% 3/15/44	832,000	921,767
LYB International Finance II BV 3.5% 3/2/27	3,479,000	3,592,218
LyondellBasell Industries NV 4.625% 2/26/55	532,000	561,187
Nutrien Ltd.:
4% 12/15/26	1,621,000	1,749,472
4.2% 4/1/29	735,000	821,469
4.875% 3/30/20	213,000	216,034
5% 4/1/49	1,280,000	1,528,002
5.25% 1/15/45	498,000	598,531
5.625% 12/1/40	256,000	314,787
Praxair, Inc.:
2.2% 8/15/22	284,000	286,439
2.45% 2/15/22	661,000	669,635
3.2% 1/30/26	901,000	961,303
3.55% 11/7/42	284,000	313,301
Sherwin-Williams Co.:
2.75% 6/1/22	304,000	308,702
3.45% 6/1/27	1,526,000	1,611,998
4.5% 6/1/47	1,213,000	1,380,748
The Dow Chemical Co.:
3% 11/15/22	697,000	711,755
3.15% 5/15/24 (b)	1,000,000	1,032,733
3.625% 5/15/26 (b)	1,500,000	1,577,718
4.125% 11/15/21	1,095,000	1,136,215
4.375% 11/15/42	693,000	734,500
4.8% 11/30/28 (b)	1,216,000	1,392,319
4.8% 5/15/49 (b)	1,000,000	1,133,020
9.4% 5/15/39	427,000	702,511
The Mosaic Co.:
4.05% 11/15/27	819,000	854,622
4.25% 11/15/23	1,548,000	1,634,102
5.625% 11/15/43	533,000	592,402
Westlake Chemical Corp. 5% 8/15/46	284,000	307,873
		36,101,913
Containers & Packaging - 0.0%
International Paper Co.:
3.65% 6/15/24	672,000	713,021
3.8% 1/15/26	409,000	438,139
4.4% 8/15/47	540,000	575,819
4.75% 2/15/22	752,000	794,890
5.15% 5/15/46	257,000	297,296
		2,819,165
Metals & Mining - 0.2%
Barrick Gold Corp. 5.25% 4/1/42	640,000	796,627
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	819,000	837,581
5% 9/30/43	427,000	564,356
Newmont Goldcorp Corp.:
5.125% 10/1/19	142,000	142,264
5.45% 6/9/44	910,000	1,171,143
Nucor Corp.:
4% 8/1/23	427,000	455,531
5.2% 8/1/43	569,000	726,577
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	3,029,000	3,280,784
7.125% 7/15/28	284,000	390,004
Southern Copper Corp.:
3.875% 4/23/25	522,000	545,960
5.25% 11/8/42	821,000	936,299
Vale Overseas Ltd.:
4.375% 1/11/22	638,000	659,333
5.875% 6/10/21	1,169,000	1,233,295
Vale SA 5.625% 9/11/42	938,000	1,049,974
		12,789,728

TOTAL MATERIALS		51,710,806

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Alexandria Real Estate Equities, Inc. 3.9% 6/15/23	803,000	853,666
American Tower Corp. 3.55% 7/15/27	1,216,000	1,292,938
Boston Properties, Inc.:
2.75% 10/1/26	995,000	1,011,056
3.125% 9/1/23	270,000	280,156
4.125% 5/15/21	299,000	308,172
DDR Corp. 4.625% 7/15/22	85,000	89,122
Duke Realty LP:
3.625% 4/15/23	391,000	409,399
3.75% 12/1/24	818,000	875,010
ERP Operating LP:
3% 4/15/23	267,000	276,480
3.25% 8/1/27	1,846,000	1,971,950
4.625% 12/15/21	810,000	852,533
Federal Realty Investment Trust 3% 8/1/22	675,000	691,325
HCP, Inc.:
3.4% 2/1/25	1,137,000	1,187,062
3.875% 8/15/24	1,077,000	1,159,174
Health Care REIT, Inc. 3.75% 3/15/23	1,231,000	1,295,745
Kimco Realty Corp.:
3.8% 4/1/27	569,000	609,901
4.125% 12/1/46	1,422,000	1,526,229
4.45% 9/1/47	737,000	831,709
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	1,137,000	1,198,278
4.5% 1/15/25	1,139,000	1,204,188
4.5% 4/1/27	1,351,000	1,446,627
Simon Property Group LP:
2.625% 6/15/22	1,128,000	1,147,830
3.375% 12/1/27	3,491,000	3,743,822
4.125% 12/1/21	455,000	473,743
Ventas Realty LP:
3.125% 6/15/23	898,000	926,801
3.25% 10/15/26	498,000	514,946
3.5% 2/1/25	569,000	598,766
3.85% 4/1/27	1,351,000	1,448,858
4% 3/1/28	3,420,000	3,715,674
4.125% 1/15/26	206,000	223,270
4.375% 2/1/45	427,000	480,274
Weingarten Realty Investors 3.5% 4/15/23	540,000	557,403
Welltower, Inc. 4.95% 9/1/48	1,422,000	1,759,913
		34,962,020
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP 3.95% 2/15/23	540,000	564,872
CBRE Group, Inc. 4.875% 3/1/26	810,000	900,659
Digital Realty Trust LP 3.7% 8/15/27	1,137,000	1,211,835
Liberty Property LP:
3.25% 10/1/26	663,000	685,951
3.375% 6/15/23	395,000	409,977
3.75% 4/1/25	675,000	712,560
4.4% 2/15/24	1,056,000	1,144,903
4.75% 10/1/20	142,000	145,042
Mack-Cali Realty LP:
3.15% 5/15/23	668,000	635,157
4.5% 4/18/22	599,000	601,677
Tanger Properties LP:
3.75% 12/1/24	924,000	950,477
3.875% 7/15/27	882,000	905,363
		8,868,473

TOTAL REAL ESTATE		43,830,493

UTILITIES - 1.7%
Electric Utilities - 1.1%
Alabama Power Co.:
3.7% 12/1/47	837,000	933,102
3.75% 3/1/45	142,000	158,946
4.15% 8/15/44	661,000	773,219
4.3% 7/15/48	836,000	1,021,839
5.2% 6/1/41	547,000	681,848
AmerenUE 3.9% 9/15/42	526,000	600,013
American Electric Power Co., Inc.:
2.95% 12/15/22	569,000	581,190
4.3% 12/1/28	2,487,000	2,823,505
Appalachian Power Co. 4.45% 6/1/45	853,000	1,026,393
Baltimore Gas & Electric Co.:
3.35% 7/1/23	405,000	424,723
3.5% 8/15/46	355,000	378,429
Carolina Power & Light Co. 2.8% 5/15/22	619,000	632,356
CenterPoint Energy Houston Electric LLC 3.55% 8/1/42	270,000	293,892
Cleco Corporate Holdings LLC 3.743% 5/1/26	805,000	839,814
Commonwealth Edison Co.:
3.1% 11/1/24	1,422,000	1,489,179
3.4% 9/1/21	142,000	145,196
3.65% 6/15/46	407,000	452,696
3.7% 3/1/45	441,000	488,325
3.75% 8/15/47	874,000	989,200
4% 3/1/48	971,000	1,135,521
Detroit Edison Co. 2.65% 6/15/22	1,137,000	1,150,966
Duke Energy Carolinas LLC:
2.95% 12/1/26	853,000	893,749
3.75% 6/1/45	284,000	315,485
4% 9/30/42	533,000	608,476
Duke Energy Corp.:
1.8% 9/1/21	2,198,000	2,184,642
2.65% 9/1/26	1,898,000	1,920,796
3.75% 4/15/24	853,000	906,575
3.75% 9/1/46	1,298,000	1,366,722
3.95% 10/15/23	347,000	369,896
4.8% 12/15/45	2,897,000	3,532,418
Duke Energy Ohio, Inc. 4.3% 2/1/49	1,481,000	1,815,900
Duke Energy Progress, Inc.:
4.15% 12/1/44	256,000	300,317
4.375% 3/30/44	284,000	342,329
Edison International 2.95% 3/15/23	1,165,000	1,167,970
Entergy Corp.:
2.95% 9/1/26	668,000	681,715
4% 7/15/22	944,000	989,406
Entergy, Inc. 4% 3/30/29	1,122,000	1,256,965
Eversource Energy:
2.9% 10/1/24	1,216,000	1,255,176
3.35% 3/15/26	940,000	982,869
Exelon Corp.:
3.95% 6/15/25	2,794,000	3,009,188
5.1% 6/15/45	156,000	195,786
FirstEnergy Corp.:
3.9% 7/15/27	1,209,000	1,298,771
4.85% 7/15/47	1,800,000	2,186,037
Florida Power & Light Co.:
3.125% 12/1/25	725,000	773,829
3.25% 6/1/24	672,000	709,482
4.05% 10/1/44	771,000	912,690
4.125% 6/1/48	1,749,000	2,125,125
Florida Power Corp. 3.4% 10/1/46	355,000	377,549
Indiana Michigan Power Co. 3.2% 3/15/23	395,000	410,562
Northern States Power Co.:
3.4% 8/15/42	284,000	308,301
4.125% 5/15/44	640,000	765,438
NSTAR Electric Co. 3.2% 5/15/27	1,088,000	1,155,046
PacifiCorp:
3.6% 4/1/24	569,000	606,168
4.125% 1/15/49	1,914,000	2,284,705
6% 1/15/39	881,000	1,261,766
Potomac Electric Power Co. 6.5% 11/15/37	541,000	791,381
PPL Capital Funding, Inc.:
3.1% 5/15/26	1,137,000	1,166,211
3.4% 6/1/23	380,000	392,708
4.2% 6/15/22	284,000	298,069
4.7% 6/1/43	256,000	293,745
PPL Electric Utilities Corp. 4.15% 10/1/45	498,000	585,024
Progress Energy, Inc.:
4.875% 12/1/19	242,000	243,477
6% 12/1/39	739,000	1,002,792
Public Service Co. of Colorado:
2.9% 5/15/25	1,564,000	1,621,718
3.8% 6/15/47	658,000	749,691
Public Service Electric & Gas Co.:
3.65% 9/1/42	402,000	444,439
4% 6/1/44	711,000	808,836
Puget Sound Energy, Inc. 4.3% 5/20/45	911,000	1,091,660
Southern California Edison Co. 4% 4/1/47	1,422,000	1,550,835
Southern Co.:
2.35% 7/1/21	938,000	940,697
3.25% 7/1/26	1,564,000	1,619,633
4.4% 7/1/46	1,041,000	1,175,771
Tampa Electric Co.:
4.45% 6/15/49	1,666,000	2,084,822
6.15% 5/15/37	890,000	1,218,213
Virginia Electric & Power Co.:
3.1% 5/15/25	569,000	596,185
3.45% 2/15/24	391,000	410,774
3.8% 4/1/28	2,120,000	2,343,284
3.8% 9/15/47	1,167,000	1,303,868
4.2% 5/15/45	341,000	400,954
4.45% 2/15/44	391,000	473,459
4.6% 12/1/48	1,007,000	1,273,483
6% 5/15/37	284,000	388,832
Wisconsin Electric Power Co. 4.25% 6/1/44	668,000	771,941
Xcel Energy, Inc.:
2.6% 3/15/22	1,976,000	1,999,080
3.35% 12/1/26	427,000	454,107
		84,787,890
Gas Utilities - 0.1%
AGL Capital Corp. 3.95% 10/1/46	1,922,000	2,063,460
Southern California Gas Co. 2.6% 6/15/26	1,881,000	1,905,047
		3,968,507
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	1,231,000	1,239,881
4.75% 6/15/46	741,000	878,400
		2,118,281
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	1,422,000	1,511,855
3.8% 7/15/48	1,422,000	1,580,267
4.5% 2/1/45	946,000	1,147,149
5.15% 11/15/43	235,000	307,494
CenterPoint Energy, Inc. 2.5% 9/1/22	2,113,000	2,130,044
CMS Energy Corp. 4.875% 3/1/44	711,000	871,588
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	407,000	455,051
4.45% 6/15/20	284,000	288,912
4.45% 3/15/44	1,137,000	1,363,672
4.5% 5/15/58	1,348,000	1,631,553
4.65% 12/1/48	1,489,000	1,873,114
5.5% 12/1/39	355,000	476,953
Consolidated Edison, Inc. 2% 5/15/21	785,000	784,702
Consumers Energy Co. 2.85% 5/15/22	946,000	969,399
Delmarva Power & Light 4% 6/1/42	569,000	638,002
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (a)(c)	142,000	132,770
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (a)(c)	142,000	134,190
3.9% 10/1/25	1,834,000	1,977,186
4.9% 8/1/41	284,000	340,660
DTE Energy Co.:
2.85% 10/1/26	853,000	873,341
3.8% 3/15/27	1,921,000	2,081,258
Duke Energy Carolinas LLC 3.875% 3/15/46	555,000	634,403
NiSource Finance Corp.:
3.49% 5/15/27	1,088,000	1,154,462
3.95% 3/30/48	1,422,000	1,556,975
4.375% 5/15/47	680,000	783,600
4.8% 2/15/44	782,000	938,012
6.25% 12/15/40	349,000	483,549
Puget Energy, Inc. 3.65% 5/15/25	1,147,000	1,185,143
San Diego Gas & Electric Co. 4.5% 8/15/40	142,000	168,702
Sempra Energy:
2.4% 3/15/20	1,764,000	1,762,020
2.875% 10/1/22	427,000	433,830
2.9% 2/1/23	422,000	430,930
3.25% 6/15/27	867,000	898,130
4% 2/1/48	3,069,000	3,333,071
4.05% 12/1/23	711,000	755,669
6% 10/15/39	142,000	185,936
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (a)(c)	601,000	508,272
		36,781,864

TOTAL UTILITIES		127,656,542

TOTAL NONCONVERTIBLE BONDS
(Cost $1,763,472,660)		1,879,304,471

U.S. Government and Government Agency Obligations - 42.3%
U.S. Government Agency Obligations - 1.0%
Fannie Mae:
1.25% 8/17/21	$4,310,000	$4,284,779
1.5% 11/30/20	2,574,000	2,568,891
1.75% 7/2/24	4,600,000	4,667,071
1.875% 4/5/22	4,585,000	4,631,435
1.875% 9/24/26	1,898,000	1,945,295
2% 10/5/22	5,242,000	5,328,077
2.125% 4/24/26	569,000	590,800
2.375% 1/19/23	4,256,000	4,380,312
2.625% 9/6/24	569,000	601,446
2.875% 9/12/23	1,095,000	1,156,019
Federal Home Loan Bank:
1.125% 7/14/21	1,885,000	1,870,949
1.375% 2/18/21	2,885,000	2,877,429
1.5% 8/15/24	1,100,000	1,102,315
1.875% 11/29/21	2,725,000	2,745,832
2% 9/9/22	5,405,000	5,480,925
2.5% 2/13/24	710,000	742,512
2.625% 10/1/20	2,475,000	2,499,658
3% 10/12/21	1,385,000	1,426,701
3.25% 11/16/28	3,375,000	3,829,652
5.5% 7/15/36	215,000	320,532
Freddie Mac:
1.375% 5/1/20	1,991,000	1,984,534
2.375% 1/13/22	1,848,000	1,883,478
2.75% 6/19/23	3,443,000	3,601,730
6.25% 7/15/32	1,095,000	1,648,470
6.75% 3/15/31	3,697,000	5,592,540
Tennessee Valley Authority:
5.25% 9/15/39	2,844,000	4,088,810
5.375% 4/1/56	767,000	1,268,440

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		73,118,632

U.S. Treasury Obligations - 41.3%
U.S. Treasury Bonds:
2.25% 8/15/46	9,098,500	9,636,236
2.5% 2/15/45	23,643,900	26,236,417
2.5% 2/15/46	18,583,900	20,644,826
2.5% 5/15/46	21,198,000	23,565,386
2.75% 8/15/47	18,608,000	21,747,373
2.75% 11/15/47	2,688,300	3,144,366
2.875% 5/15/43	14,584,300	17,212,892
2.875% 8/15/45	15,358,200	18,238,462
2.875% 11/15/46	17,479,000	20,859,411
2.875% 5/15/49	2,818,000	3,398,181
3% 11/15/44	38,152,500	46,151,112
3% 5/15/45	4,432,800	5,375,116
3% 11/15/45	12,269,300	14,913,430
3% 2/15/47	18,761,400	22,931,414
3% 5/15/47	13,867,500	16,953,560
3% 2/15/48	12,161,600	14,907,936
3% 8/15/48	11,908,600	14,628,506
3% 2/15/49	11,978,500	14,756,950
3.125% 2/15/42	914,900	1,120,753
3.125% 2/15/43	9,320,900	11,433,395
3.125% 8/15/44	35,437,200	43,717,877
3.375% 5/15/44	28,806,500	36,934,209
3.375% 11/15/48	5,977,600	7,862,879
3.625% 8/15/43	9,564,200	12,691,619
3.625% 2/15/44	8,267,000	10,999,308
3.75% 11/15/43	10,425,900	14,111,211
3.875% 8/15/40	249,000	337,337
4.25% 5/15/39	1,142,800	1,610,634
4.25% 11/15/40	115,300	163,947
4.375% 2/15/38	3,750,900	5,316,022
4.375% 11/15/39	14,200	20,387
4.375% 5/15/40	1,137,500	1,638,800
4.375% 5/15/41	4,176,600	6,053,133
4.5% 2/15/36	14,985,100	21,071,041
4.5% 5/15/38	7,555,800	10,888,026
4.5% 8/15/39	2,887,700	4,202,506
4.625% 2/15/40	3,057,000	4,531,167
4.75% 2/15/37	11,461,500	16,763,787
4.75% 2/15/41	247,100	374,385
5% 5/15/37	56,251,900	84,689,873
5.375% 2/15/31	7,602,700	10,665,460
6.25% 5/15/30	8,695,400	12,754,046
U.S. Treasury Notes:
1% 10/15/19	709,500	708,616
1.125% 2/28/21	5,674,700	5,632,140
1.125% 6/30/21	10,100,900	10,020,803
1.125% 7/31/21	38,400	38,091
1.125% 8/31/21	9,727,000	9,651,008
1.125% 9/30/21	8,862,800	8,791,136
1.25% 1/31/20	117,300	116,970
1.25% 2/29/20	600	598
1.25% 3/31/21	29,885,200	29,712,426
1.25% 10/31/21	6,351,500	6,316,269
1.25% 7/31/23	10,564,500	10,492,694
1.375% 12/15/19	1,400	1,397
1.375% 1/15/20	600	599
1.375% 1/31/20	500	499
1.375% 2/15/20	6,500	6,485
1.375% 2/29/20	100	100
1.375% 3/31/20	942,700	939,901
1.375% 4/30/20	1,611,000	1,605,651
1.375% 8/31/20	11,227,100	11,178,420
1.375% 9/15/20	400	398
1.375% 9/30/20	3,640,000	3,624,217
1.375% 10/31/20	813,300	809,869
1.375% 1/31/21	2,919,100	2,907,469
1.375% 4/30/21	12,225,200	12,180,311
1.375% 5/31/21	9,154,000	9,121,103
1.375% 6/30/23	9,252,100	9,234,752
1.375% 8/31/23	1,128,100	1,126,337
1.375% 9/30/23	11,248,400	11,230,385
1.5% 10/31/19	473,400	472,950
1.5% 4/15/20	1,908,300	1,903,977
1.5% 5/31/20	5,634,900	5,619,932
1.5% 6/15/20	447,300	446,077
1.5% 7/15/20	200	199
1.5% 8/15/20	2,132,800	2,126,552
1.5% 1/31/22	621,400	621,837
1.5% 2/28/23	2,139,900	2,145,417
1.5% 3/31/23	12,936,100	12,973,999
1.5% 8/15/26	2,102,200	2,108,605
1.625% 12/31/19	1,278,300	1,276,802
1.625% 3/15/20	500	499
1.625% 6/30/20	2,212,700	2,208,724
1.625% 7/31/20	6,765,200	6,753,308
1.625% 10/15/20	3,183,700	3,179,347
1.625% 11/30/20	32,012,500	31,982,488
1.625% 6/30/21	39,820,000	39,866,664
1.625% 8/31/22	13,391,100	13,463,810
1.625% 4/30/23	6,738,200	6,786,104
1.625% 5/31/23	7,398,000	7,452,329
1.625% 10/31/23	13,389,700	13,501,106
1.625% 2/15/26	7,149,100	7,225,338
1.625% 5/15/26	797,700	806,487
1.75% 11/30/19	500	500
1.75% 10/31/20	1,416,200	1,416,089
1.75% 11/15/20	31,555,500	31,565,361
1.75% 12/31/20	17,860,700	17,873,956
1.75% 7/31/21	31,671,000	31,802,138
1.75% 11/30/21	11,996,300	12,063,311
1.75% 3/31/22	16,635,800	16,761,868
1.75% 5/31/22	900	907
1.75% 6/30/22	3,881,700	3,915,665
1.75% 7/15/22	5,256,000	5,301,374
1.75% 9/30/22	4,093,600	4,132,457
1.75% 1/31/23	3,645,700	3,684,578
1.75% 6/30/24	4,816,000	4,893,508
1.875% 6/30/20	3,453,700	3,454,240
1.875% 12/15/20	12,089,400	12,116,790
1.875% 11/30/21	11,554,100	11,651,136
1.875% 1/31/22	7,800,400	7,871,700
1.875% 2/28/22	18,737,400	18,919,650
1.875% 3/31/22	18,885,200	19,079,954
1.875% 4/30/22	800	809
1.875% 5/31/22	2,280,000	2,306,719
1.875% 7/31/22	883,000	893,796
1.875% 8/31/22	9,906,100	10,033,022
1.875% 9/30/22	11,232,700	11,384,517
1.875% 10/31/22	3,895,900	3,949,469
1.875% 7/31/26	33,197,000	34,115,105
2% 11/30/20	4,537,200	4,553,151
2% 1/15/21	29,297,700	29,429,311
2% 2/28/21	3,750,900	3,771,559
2% 5/31/21	5,728,700	5,770,099
2% 8/31/21	15,398,800	15,541,359
2% 10/31/21	4,222,900	4,266,449
2% 12/31/21	485,600	491,177
2% 7/31/22	6,833,500	6,944,277
2% 11/30/22	21,045,000	21,421,508
2% 4/30/24	8,316,500	8,534,808
2% 5/31/24	32,376,100	33,261,384
2% 6/30/24	933,100	958,542
2% 2/15/25	516,800	532,365
2% 8/15/25	5,138,600	5,301,590
2% 11/15/26	21,778,700	22,594,551
2.125% 8/31/20	7,074,200	7,096,031
2.125% 1/31/21	435,100	437,887
2.125% 5/31/21	28,625,000	28,892,241
2.125% 6/30/21	1,032,300	1,042,744
2.125% 8/15/21	12,903,400	13,046,043
2.125% 9/30/21	6,205,000	6,281,593
2.125% 12/31/21	2,267,900	2,300,855
2.125% 5/15/22	9,016,000	9,174,132
2.125% 6/30/22	5,797,000	5,908,638
2.125% 12/31/22	19,700,000	20,147,098
2.125% 11/30/23	16,537,700	17,016,389
2.125% 2/29/24	7,481,900	7,710,449
2.125% 3/31/24	38,906,900	40,124,260
2.125% 7/31/24	1,775,100	1,834,940
2.125% 9/30/24	12,775,500	13,215,656
2.125% 11/30/24	7,840,200	8,117,670
2.125% 5/15/25	8,297,300	8,610,393
2.125% 5/31/26	12,975,000	13,532,520
2.25% 3/31/20	3,438,900	3,445,617
2.25% 3/31/21	18,051,500	18,227,079
2.25% 4/30/21	11,042,900	11,159,799
2.25% 7/31/21	4,505,900	4,565,216
2.25% 4/15/22	41,263,000	42,094,707
2.25% 12/31/23	416,600	431,100
2.25% 1/31/24	10,809,000	11,191,115
2.25% 4/30/24	53,441,000	55,451,300
2.25% 10/31/24	19,043,100	19,828,628
2.25% 11/15/24	12,218,100	12,722,574
2.25% 12/31/24	11,143,200	11,615,915
2.25% 11/15/25	15,107,300	15,825,487
2.25% 2/15/27	1,848,800	1,952,362
2.25% 8/15/27	80,881,600	85,611,278
2.25% 11/15/27	74,714,300	79,165,054
2.375% 4/30/20	500	502
2.375% 3/15/21	35,365,400	35,767,405
2.375% 4/15/21	40,521,400	41,010,506
2.375% 1/31/23	6,001,700	6,189,488
2.375% 2/29/24	39,930,000	41,605,188
2.375% 8/15/24	2,357,900	2,465,571
2.375% 5/15/27	19,442,100	20,734,696
2.375% 5/15/29	8,399,000	9,055,172
2.5% 5/31/20	1,749,800	1,757,797
2.5% 1/31/21	11,190,200	11,318,275
2.5% 2/28/21	23,380,700	23,677,525
2.5% 1/15/22	36,179,300	37,028,666
2.5% 2/15/22	77,783,900	79,698,114
2.5% 3/31/23	17,934,700	18,607,251
2.5% 8/15/23	13,816,300	14,387,842
2.5% 1/31/24	36,230,300	37,897,460
2.5% 5/15/24	13,578,800	14,246,601
2.5% 1/31/25	15,271,300	16,122,556
2.5% 2/28/26	6,666,000	7,098,248
2.625% 8/15/20	20,048,300	20,198,662
2.625% 11/15/20	13,391,100	13,533,903
2.625% 5/15/21	43,832,200	44,590,703
2.625% 6/15/21	12,152,000	12,375,578
2.625% 7/15/21	30,969,000	31,571,444
2.625% 12/15/21	36,833,300	37,778,592
2.625% 6/30/23	54,848,100	57,296,982
2.625% 12/31/23	26,967,800	28,326,724
2.625% 3/31/25	2,280,700	2,426,095
2.625% 12/31/25	6,029,200	6,456,425
2.625% 2/15/29	4,052,700	4,451,796
2.75% 11/30/20	21,892,600	22,172,244
2.75% 4/30/23	8,893,300	9,309,826
2.75% 5/31/23	61,344,700	64,284,932
2.75% 8/31/23	25,991,900	27,323,985
2.75% 11/15/23	10,212,000	10,762,491
2.75% 2/15/24	19,281,900	20,386,090
2.75% 2/28/25	2,994,500	3,203,179
2.75% 6/30/25	2,937,600	3,152,297
2.75% 2/15/28	73,302,400	80,664,137
2.875% 10/31/20	27,802,200	28,156,244
2.875% 9/30/23	38,919,900	41,151,713
2.875% 10/31/23	27,002,400	28,579,298
2.875% 11/30/23	15,972,400	16,926,377
2.875% 4/30/25	9,605,100	10,353,998
2.875% 5/31/25	17,169,000	18,524,412
2.875% 5/15/28	24,992,600	27,813,054
2.875% 8/15/28	6,723,700	7,497,451
3% 10/31/25	6,729,700	7,343,259
3.125% 5/15/21	7,233,900	7,418,704
3.125% 11/15/28	475,100	541,113
3.375% 11/15/19	300	301
3.5% 5/15/20	900	910
3.625% 2/15/20	300	302
3.625% 2/15/21	5,659,000	5,819,486

TOTAL U.S. TREASURY OBLIGATIONS		3,073,023,660

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,990,184,464)		3,146,142,292

U.S. Government Agency - Mortgage Securities - 26.9%
Fannie Mae - 11.8%
12 month U.S. LIBOR + 1.518% 4.241% 11/1/34 (a)(c)	600,583	623,434
12 month U.S. LIBOR + 1.645% 4.592% 4/1/41 (a)(c)	199,179	207,007
12 month U.S. LIBOR + 1.880% 4.73% 11/1/34 (a)(c)	53,066	55,537
2.5% 3/1/22 to 2/1/47	56,555,829	57,404,071
3% 5/1/24 to 5/1/49	211,208,979	217,279,005
3.5% 8/1/21 to 6/1/49	248,028,505	257,523,585
4% 10/1/19 to 2/1/49	207,114,034	217,568,466
4.5% 10/1/19 to 6/1/49	73,891,629	78,473,497
5% 12/1/20 to 3/1/49	27,793,451	29,986,688
5.5% 12/1/22 to 5/1/49	15,216,031	16,810,830
6% 2/1/23 to 7/1/41	3,950,353	4,463,418
6.5% 3/1/22 to 6/1/40	1,487,404	1,700,901

TOTAL FANNIE MAE		882,096,439

Freddie Mac - 6.4%
12 month U.S. LIBOR + 1.951% 4.719% 9/1/37 (a)(c)	69,884	73,257
U.S. TREASURY 1 YEAR INDEX + 1.716% 4.428% 3/1/36 (a)(c)	398,593	415,293
U.S. TREASURY 1 YEAR INDEX + 2.230% 4.721% 12/1/35 (a)(c)	263,599	276,141
U.S. TREASURY 1 YEAR INDEX + 2.250% 4.872% 3/1/35 (a)(c)	129,572	135,545
2.5% 11/1/22 to 7/1/49	28,148,188	28,601,972
3% 3/1/27 to 6/1/49	118,072,163	121,657,849
3% 8/1/47	111,729	114,485
3.5% 1/1/21 to 8/1/48	149,876,539	155,750,993
3.5% 8/1/47	288,619	298,664
3.5% 9/1/47	67,716	70,052
3.5% 9/1/47	3,819,657	4,011,092
4% 4/1/25 to 1/1/49	99,695,928	104,565,858
4.5% 6/1/25 to 5/1/49	43,124,502	45,711,571
5% 4/1/23 to 2/1/49	6,881,640	7,483,964
5.5% 5/1/23 to 6/1/41	3,955,223	4,395,478
6% 4/1/32 to 8/1/37	121,885	136,225
6.5% 8/1/36 to 12/1/37	29,768	34,159

TOTAL FREDDIE MAC		473,732,598

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 2/1/32	25,841	26,265
Ginnie Mae - 7.8%
3.5% 11/15/40 to 10/20/48	177,579,198	185,552,234
4% 1/15/25 to 10/20/48	104,679,296	110,106,397
5% 1/20/39 to 1/20/49	23,620,566	25,307,310
2.5% 10/20/42 to 6/20/49	3,589,508	3,656,835
3% 4/15/42 to 6/20/49	116,146,884	120,186,873
3% 9/1/49 (d)	1,000,000	1,031,212
3% 9/1/49 (d)	900,000	928,090
3% 9/1/49 (d)	800,000	824,969
3% 9/1/49 (d)	4,400,000	4,537,331
3.5% 9/1/49 (d)	2,500,000	2,597,266
3.5% 9/1/49 (d)	14,400,000	14,960,251
3.5% 9/1/49 (d)	9,100,000	9,454,047
4% 9/1/49 (d)	17,900,000	18,650,960
4% 9/1/49 (d)	5,300,000	5,522,351
4.5% 3/20/33 to 12/20/48	62,422,736	65,923,597
4.5% 9/1/49 (d)	2,600,000	2,720,047
5% 9/1/49 (d)	1,000,000	1,050,234
5.5% 12/20/32 to 12/20/48	3,754,296	4,128,329
5.5% 9/1/49 (d)	100,000	105,469
6% 5/20/34 to 12/15/40	1,112,974	1,261,607
6.5% 8/20/36 to 1/15/39	213,003	246,110

TOTAL GINNIE MAE		578,751,519

Uniform Mortgage Backed Securities - 0.9%
2.5% 9/1/34 (d)	2,300,000	2,331,445
2.5% 9/1/49 (d)	100,000	100,580
3% 9/1/34 (d)	2,800,000	2,871,094
3% 9/1/49 (d)	10,600,000	10,804,547
3% 9/1/49 (d)	12,300,000	12,537,352
3.5% 9/1/34 (d)	1,700,000	1,761,625
3.5% 9/1/49 (d)	19,600,000	20,140,531
4% 9/1/34 (d)	700,000	729,204
4% 9/1/49 (d)	10,100,000	10,484,515
4.5% 9/1/49 (d)	4,800,000	5,052,382
5% 9/1/49 (d)	1,400,000	1,495,375
5.5% 9/1/49 (d)	300,000	324,188

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		68,632,838

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $1,963,844,043)		2,003,239,659

Asset-Backed Securities - 0.2%
American Express Credit Account Master Trust Series 2017-3 Class A, 1.77% 11/15/22	$654,000	$652,965
Capital One Multi-Asset Execution Trust Series 2016-A6 Class A, 1.82% 9/15/22	1,344,000	1,342,993
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	1,358,000	1,384,911
Chase Issuance Trust:
Series 2012-A7 Class A7, 2.16% 9/15/24	1,326,000	1,342,724
Series 2015-A4 Class A, 1.84% 4/15/22	675,000	674,395
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	665,000	713,793
Series 2018-A6 Class A6, 3.21% 12/7/24	1,351,000	1,417,434
2.19% 11/20/23	808,000	816,704
Discover Card Master Trust:
Series 2015-A2 Class A, 1.9% 10/17/22	1,536,000	1,535,186
Series 2017-A4 Class A4, 2.53% 10/15/26	256,000	263,821
Series 2018-A1 Class A1, 3.03% 8/15/25	2,730,000	2,848,891
Ford Credit Auto Owner Trust Series 2016-C Class A3, 1.22% 3/15/21	310,000	309,338
Ford Credit Floorplan Master Owner Trust:
Series 2015-2 Class A1, 1.98% 1/15/22	1,351,000	1,349,785
Series 2018-2 Class A, 3.17% 3/15/25	2,709,000	2,827,408
Honda Auto Receivables Owner Trust Series 2016-4 Class A3, 1.21% 12/18/20	273,758	273,017
TOTAL ASSET-BACKED SECURITIES
(Cost $17,433,151)		17,753,365

Commercial Mortgage Securities - 1.9%
BANK sequential payer Series 2017-BNK4 Class ASB, 3.419% 5/15/50	3,419,000	3,639,975
Benchmark Mortgage Trust:
Series 2019-B12 Class A5, 3.1156% 8/15/52	3,750,000	4,028,787
Series 2019-B9 Class A5, 4.0156% 3/15/52	3,334,000	3,815,076
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	4,284,000	4,614,391
Series 2015-GC29 Class A4, 3.192% 4/10/48	1,618,000	1,716,510
Series 2015-P1 Class A5, 3.717% 9/15/48	834,000	907,595
Series 2016-C1 Class A4, 3.209% 5/10/49	2,639,000	2,809,493
Series 2016-P4:
Class A4, 2.902% 7/10/49	3,057,000	3,201,827
Class AAB, 2.779% 7/10/49	1,756,000	1,803,385
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	4,569,983	4,904,971
Series 2013-CR7 Class A4, 3.213% 3/10/46	2,362,269	2,449,541
Series 2014-LC15 Class A4, 4.006% 4/10/47	1,523,000	1,650,964
Series 2013-CR6 Class A4, 3.101% 3/10/46	2,668,000	2,757,209
Series 2015-CR22 Class A5, 3.309% 3/10/48	2,762,000	2,935,760
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	1,787,000	1,936,227
FHLMC Series K047 Class A2, 3.329% 5/25/25	549,000	592,268
Freddie Mac:
sequential payer:
Series K007 Class A2, 4.224% 3/25/20	2,574,021	2,582,230
Series K034 Class A2, 3.531% 7/25/23	1,280,000	1,356,041
Series K057 Class A2, 2.57% 7/25/26	2,269,000	2,369,243
Series K080 Class A2, 3.926% 7/25/28	2,359,000	2,712,331
Series 2017-K727 Class A2, 2.946% 7/25/24	3,805,000	3,978,312
Series K-1510 Class A2, 3.718% 1/25/31	2,111,000	2,411,637
Series K013 Class A2, 3.974% 1/25/21	1,646,000	1,681,023
Series K020 Class A2, 2.373% 5/25/22	1,479,000	1,497,635
Series K036 Class A2, 3.527% 10/25/23	1,276,000	1,355,772
Series K046 Class A2, 3.205% 3/25/25	4,735,000	5,069,952
Series K053 Class A2, 2.995% 12/25/25	1,011,000	1,077,168
Series K056 Class A2, 2.525% 5/25/26	2,950,000	3,070,248
Series K062 Class A1, 3.032% 9/25/26	2,903,524	3,042,141
Series K064 Class A2, 3.224% 3/25/27	2,453,000	2,666,282
Series K068 Class A2, 3.244% 8/25/27	3,385,000	3,691,088
Series K079 Class A2, 3.926% 6/25/28	1,106,000	1,271,291
Series K094 Class A2, 2.903% 6/25/29	7,630,000	8,226,547
Series K730 Class A2, 3.59% 1/25/25	5,500,000	5,942,694
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	1,438,511	1,472,066
Series 2014-GC26 Class A4, 3.364% 11/10/47	3,540,000	3,754,329
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	2,845,000	3,012,450
Series 2014-C21 Class A5, 3.7748% 8/15/47	4,799,000	5,174,459
Series 2014-C23 Class A5, 3.9342% 9/15/47	1,358,000	1,478,284
Series 2014-C24 Class A5, 3.6385% 11/15/47	3,706,000	3,985,448
JPMBB Commercial Mortgage Secutities Trust sequential payer Series 2015-C29 Class A4, 3.6108% 5/15/48	1,280,000	1,383,463
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	2,512,000	2,604,238
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	2,978,000	3,049,902
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	1,168,651	1,245,258
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.299% 8/15/46 (a)	2,686,000	2,890,488
Series 2015-C27 Class ASB, 3.557% 12/15/47	671,000	706,723
Series 2016-C28 Class ASB, 3.288% 1/15/49	1,291,000	1,345,621
Series 2015-C20 Class A4, 3.249% 2/15/48	2,094,000	2,209,953
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2019-C52 Class A5, 2.892% 8/15/52	4,500,000	4,727,203
Series 2018-C48 Class A5, 4.302% 1/15/52	2,780,000	3,221,148
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	1,422,000	1,475,440
Series 2014-C25 Class A5, 3.631% 11/15/47	2,055,000	2,209,101
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $137,898,654)		143,711,188

Municipal Securities - 0.5%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,380,000	2,569,698
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2010 S1, 7.043% 4/1/50	340,000	588,900
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	$3,520,000	$5,902,090
Series 2018, 3.5% 4/1/28	1,835,000	2,028,666
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	1,090,000	1,285,971
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	350,000	367,017
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	2,335,000	2,541,040
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	1,080,000	1,440,374
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	1,345,000	2,309,943
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	710,000	990,173
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	670,000	720,578
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	668,000	1,102,481
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	1,285,000	1,979,041
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	1,525,000	2,090,074
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	875,000	1,311,091
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	735,000	995,469
Series 2010 164, 5.647% 11/1/40	740,000	1,050,911
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	805,000	839,172
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	900,000	1,259,991
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	1,608,000	2,221,436
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	140,000	199,450
Series 2015 AP, 3.931% 5/15/45	530,000	608,525
Univ. of Virginia Gen. Rev. (Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	675,000	871,992
TOTAL MUNICIPAL SECURITIES
(Cost $31,307,766)		35,274,083

Foreign Government and Government Agency Obligations - 1.6%
Alberta Province:
1.9% 12/6/19	$1,351,000	$1,350,216
2.95% 1/23/24	5,000,000	5,276,950
3.3% 3/15/28	555,000	620,401
Banque Centrale de Tunisie 1.416% 8/5/21	1,209,000	1,201,021
Canadian Government 2% 11/15/22	675,000	685,665
Chilean Republic:
3.24% 2/6/28	1,649,000	1,798,956
3.25% 9/14/21	1,280,000	1,318,000
3.86% 6/21/47	853,000	1,031,064
Colombian Republic:
2.625% 3/15/23	1,077,000	1,088,107
3.875% 4/25/27	3,213,000	3,479,077
4% 2/26/24	686,000	731,876
4.5% 3/15/29	1,923,000	2,184,408
5% 6/15/45	1,712,000	2,069,808
5.625% 2/26/44	1,106,000	1,426,394
6.125% 1/18/41	675,000	901,969
Hungarian Republic:
5.375% 3/25/24	5,000,000	5,668,750
5.75% 11/22/23	8,588,000	9,771,534
Indonesian Republic:
3.4% 9/18/29	1,000,000	1,054,063
5.35% 2/11/49	1,000,000	1,308,125
Israeli State:
3.25% 1/17/28	2,046,000	2,253,767
4% 6/30/22	995,000	1,053,198
Italian Republic 6.875% 9/27/23	853,000	983,673
Jordanian Kingdom 3% 6/30/25	341,000	364,469
Manitoba Province:
2.1% 9/6/22	270,000	273,505
2.125% 5/4/22	569,000	575,773
3.05% 5/14/24	213,000	226,246
Ontario Province:
2.25% 5/18/22	828,000	841,380
2.3% 6/15/26	4,100,000	4,243,008
2.4% 2/8/22	741,000	754,249
2.5% 4/27/26	711,000	744,303
2.55% 2/12/21	1,401,000	1,416,523
3.05% 1/29/24	1,700,000	1,801,694
4% 10/7/19	2,133,000	2,136,498
Panamanian Republic:
3.75% 3/16/25	540,000	579,150
3.875% 3/17/28	1,365,000	1,514,723
4% 9/22/24	682,000	736,986
4.3% 4/29/53	807,000	990,845
4.5% 4/16/50	967,000	1,202,706
5.2% 1/30/20	256,000	259,360
Peruvian Republic:
2.844% 6/20/30	3,400,000	3,590,188
4.125% 8/25/27	398,000	455,959
5.625% 11/18/50	1,017,000	1,554,739
6.55% 3/14/37	437,000	663,284
Philippine Republic:
3% 2/1/28	2,702,000	2,870,037
3.75% 1/14/29	1,000,000	1,135,313
3.95% 1/20/40	1,152,000	1,383,480
4.2% 1/21/24	678,000	738,808
6.375% 10/23/34	1,475,000	2,165,945
6.5% 1/20/20	874,000	888,476
Polish Government:
3.25% 4/6/26	938,000	1,007,764
4% 1/22/24	647,000	703,360
5% 3/23/22	2,062,000	2,220,516
Province of British Columbia 2.25% 6/2/26	536,000	554,996
Province of Quebec:
2.375% 1/31/22	540,000	549,742
2.5% 4/20/26	805,000	844,163
2.75% 8/25/21	2,844,000	2,904,151
2.75% 4/12/27	675,000	723,269
2.875% 10/16/24	295,000	313,137
Ukraine Government 1.471% 9/29/21	1,465,000	1,462,469
United Mexican States:
3.5% 1/21/21	1,052,000	1,072,383
3.625% 3/15/22	426,000	440,777
3.75% 1/11/28	1,280,000	1,336,320
4% 10/2/23	2,666,000	2,829,293
4.125% 1/21/26	455,000	483,893
4.15% 3/28/27	4,600,000	4,922,000
4.35% 1/15/47	2,049,000	2,153,371
4.5% 4/22/29	1,000,000	1,104,500
4.6% 1/23/46	825,000	895,383
4.6% 2/10/48	2,495,000	2,731,245
4.75% 3/8/44	1,380,000	1,526,625
5.55% 1/21/45	557,000	685,667
6.05% 1/11/40	682,000	872,278
Uruguay Republic:
4.125% 11/20/45	675,387	747,358
4.375% 10/27/27	1,741,787	1,934,472
4.5% 8/14/24	515,427	560,044
4.975% 4/20/55	837,480	1,031,409
5.1% 6/18/50	818,284	1,017,996
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $113,015,007)		118,993,250

Supranational Obligations - 1.2%
African Development Bank:
1.25% 7/26/21	1,335,000	1,326,385
2.375% 9/23/21	412,000	418,335
Asian Development Bank:
1.5% 1/22/20	675,000	673,797
1.75% 9/13/22	2,029,000	2,043,833
1.875% 2/18/22	284,000	286,459
2% 4/24/26	896,000	922,640
2.125% 11/24/21	686,000	694,644
2.25% 1/20/21	419,000	422,204
2.5% 11/2/27	953,000	1,020,402
2.625% 1/30/24	2,200,000	2,308,039
2.625% 1/12/27	924,000	992,674
2.75% 3/17/23	1,362,000	1,420,657
2.75% 1/19/28	697,000	762,940
Council of Europe Development Bank 1.625% 3/16/21	536,000	535,636
European Bank for Reconstruction & Development:
1.125% 8/24/20	667,000	662,374
1.75% 11/26/19	409,000	408,648
2.125% 3/7/22	667,000	677,076
European Investment Bank:
1.375% 6/15/20	387,000	385,387
1.375% 9/15/21	2,498,000	2,487,312
1.625% 6/15/21	995,000	995,485
1.875% 2/10/25	427,000	436,674
2% 3/15/21	678,000	681,767
2% 12/15/22	2,014,000	2,050,862
2.125% 10/15/21	404,000	408,712
2.25% 3/15/22	2,261,000	2,301,757
2.25% 8/15/22	267,000	272,635
2.25% 6/24/24	3,300,000	3,418,612
2.375% 6/15/22	1,991,000	2,037,658
2.375% 5/24/27	569,000	604,263
2.5% 4/15/21	661,000	670,435
2.5% 3/15/23	2,986,000	3,091,994
2.5% 10/15/24	814,000	856,190
2.875% 9/15/20	1,280,000	1,294,570
2.875% 8/15/23	1,506,000	1,587,292
3.125% 12/14/23	1,962,000	2,093,261
3.25% 1/29/24	284,000	305,487
Inter-American Development Bank:
1.25% 9/14/21	1,045,000	1,037,883
1.75% 10/15/19	196,000	195,903
1.75% 4/14/22	267,000	268,391
1.75% 9/14/22	874,000	880,488
1.875% 6/16/20	749,000	748,943
1.875% 3/15/21	555,000	557,009
2% 6/2/26	569,000	585,602
2.125% 1/18/22	867,000	879,243
2.125% 1/15/25	260,000	268,432
2.25% 6/18/29	2,500,000	2,652,989
2.375% 7/7/27	957,000	1,013,603
2.5% 1/18/23	990,000	1,022,145
2.625% 4/19/21	1,353,000	1,374,411
3% 10/4/23	508,000	537,958
3.875% 9/17/19	711,000	711,454
4.375% 1/24/44	569,000	808,536
International Bank for Reconstruction & Development:
1.125% 8/10/20	2,815,000	2,797,283
1.375% 5/24/21	805,000	801,824
1.375% 9/20/21	744,000	741,277
1.5% 8/28/24	6,300,000	6,309,371
1.625% 3/9/21	853,000	852,922
1.625% 2/10/22	555,000	556,399
1.75% 4/19/23	953,000	960,950
1.875% 10/7/19	544,000	543,875
1.875% 10/7/22	2,417,000	2,445,073
1.875% 6/19/23	2,500,000	2,533,339
1.875% 10/27/26	677,000	693,974
2% 1/26/22	4,611,000	4,664,010
2.25% 6/24/21	2,286,000	2,313,171
2.5% 3/19/24	540,000	564,413
2.5% 11/25/24	810,000	851,690
2.5% 7/29/25	539,000	569,686
2.75% 7/23/21	1,372,000	1,402,017
International Finance Corp.:
1.125% 7/20/21	931,000	923,330
1.625% 7/16/20	408,000	407,267
1.75% 9/16/19	1,614,000	1,613,774
2.25% 1/25/21	266,000	267,983
2.875% 7/31/23	612,000	643,326
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $86,426,199)		88,557,040

Bank Notes - 0.1%
Bank of America NA 6% 10/15/36	344,000	481,066
Citibank NA 3.65% 1/23/24	3,555,000	3,789,274
Citizens Bank NA 3.75% 2/18/26	1,920,000	2,073,758
Discover Bank 3.45% 7/27/26	1,813,000	1,894,472
KeyBank NA 2.5% 12/15/19	569,000	569,532
PNC Bank NA 2.4% 10/18/19	675,000	675,074
U.S. Bank NA 3.4% 7/24/23	1,422,000	1,497,746
TOTAL BANK NOTES
(Cost $10,509,545)		10,980,922
	Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund 2.13% (e)
(Cost $116,088,753)	116,065,540	116,088,753
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $7,230,180,242)		7,560,045,023
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(113,952,091)
NET ASSETS - 100%		$7,446,092,932

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,374,230 or 0.7% of net assets.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$521,805
Total	$521,805

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,879,304,471	$--	$1,879,304,471	$--
U.S. Government and Government Agency Obligations	3,146,142,292	--	3,146,142,292	--
U.S. Government Agency - Mortgage Securities	2,003,239,659	--	2,003,239,659	--
Asset-Backed Securities	17,753,365	--	17,753,365	--
Commercial Mortgage Securities	143,711,188	--	143,711,188	--
Municipal Securities	35,274,083	--	35,274,083	--
Foreign Government and Government Agency Obligations	118,993,250	--	118,993,250	--
Supranational Obligations	88,557,040	--	88,557,040	--
Bank Notes	10,980,922	--	10,980,922	--
Money Market Funds	116,088,753	116,088,753	--	--
Total Investments in Securities:	$7,560,045,023	$116,088,753	$7,443,956,270	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,114,091,489)	$7,443,956,270
Fidelity Central Funds (cost $116,088,753)	116,088,753
Total Investment in Securities (cost $7,230,180,242)		$7,560,045,023
Cash		17,156
Receivable for investments sold		128,078,155
Receivable for fund shares sold		15,333
Interest receivable		43,084,145
Distributions receivable from Fidelity Central Funds		170,665
Total assets		7,731,410,477
Liabilities
Payable for investments purchased on a delayed delivery basis	$130,835,941
Payable for fund shares redeemed	154,400,764
Other payables and accrued expenses	80,840
Total liabilities		285,317,545
Net Assets		$7,446,092,932
Net Assets consist of:
Paid in capital		$7,105,442,815
Total distributable earnings (loss)		340,650,117
Net Assets, for 709,486,947 shares outstanding		$7,446,092,932
Net Asset Value, offering price and redemption price per share ($7,446,092,932 ÷ 709,486,947 shares)		$10.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period April 26, 2019 (commencement of operations) to August 31, 2019
Investment Income
Interest		$65,862,172
Income from Fidelity Central Funds		521,805
Total income		66,383,977
Expenses
Custodian fees and expenses	$80,825
Independent trustees' fees and expenses	7,850
Total expenses		88,675
Net investment income (loss)		66,295,302
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,739,405
Total net realized gain (loss)		11,739,405
Change in net unrealized appreciation (depreciation) on investment securities		329,864,781
Net gain (loss)		341,604,186
Net increase (decrease) in net assets resulting from operations		$407,899,488

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period April 26, 2019 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$66,295,302
Net realized gain (loss)	11,739,405
Change in net unrealized appreciation (depreciation)	329,864,781
Net increase (decrease) in net assets resulting from operations	407,899,488
Distributions to shareholders	(67,250,496)
Total distributions	(67,250,496)
Share transactions
Proceeds from sales of shares	7,557,517,097
Reinvestment of distributions	67,250,474
Cost of shares redeemed	(519,323,631)
Net increase (decrease) in net assets resulting from share transactions	7,105,443,940
Total increase (decrease) in net assets	7,446,092,932
Net Assets
Beginning of period	–
End of period	$7,446,092,932
Other Information
Shares
Sold	753,547,789
Issued in reinvestment of distributions	6,541,974
Redeemed	(50,602,816)
Net increase (decrease)	709,486,947

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Bond Index Fund

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.098
Net realized and unrealized gain (loss)	.501
Total from investment operations	.599
Distributions from net investment income	(.099)
Total distributions	(.099)
Net asset value, end of period	$10.50
Total ReturnC	6.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	2.77%F
Supplemental Data
Net assets, end of period (000 omitted)	$7,446,093
Portfolio turnover rateH	20%I,J

 A For the period April 26, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Series Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$330,171,270
Gross unrealized depreciation	(310,099)
Net unrealized appreciation (depreciation)	$329,861,171
Tax Cost	$7,230,183,852

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,788,946
Net unrealized appreciation (depreciation) on securities and other investments	$329,861,171

The tax character of distributions paid was as follows:

August 31, 2019(a)
Ordinary Income	$67,250,496
Total	$67,250,496

 (a) For the period April 26, 2019 (commencement of operations) to August 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, aggregated $301,034,530 and $12,850,352, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest and cash, valued at $6,538,471,526 in exchange for 653,847,154 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Affiliated Exchanges In-Kind. Effective after the close of business on August 31, 2019, the Fund received investments, including accrued interest, and cash valued at $1,900,607,034 in exchange for 182,575,123 shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Bond Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 26, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period April 26, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 26, 2019 to August 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 26, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B April 26, 2019 to August 31, 2019
Actual	- %-C	$1,000.00	$1,060.10	$--B,D
Hypothetical-E		$1,000.00	$1,025.21	$--D,F

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period April 26, 2019 to August 31, 2019).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

 F Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Bond Index Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $0.014 per share derived from capital gains realized from sales of portfolio securities.

A total of 33.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Bond Index Fund

In January 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program, and whether this structure, provides, appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund will not pay FMR a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses).

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.014%, through December 31, 2022.

Based on its review, the Board considered that the fund will not pay a management fee and concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds.

Economies of Scale.  The Board concluded that because the fund will pay no advisory fees and FMR or an affiliate will bear all expenses of the fund, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

SBX-ANN-1019
1.9892975.100

Fidelity® SAI Total Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

 Average annual total returns for Fidelity® SAI Total Bond Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Total Bond Fund on October 25, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the undefined performed over the same period.

Period Ending Values
$11,067	Fidelity® SAI Total Bond Fund
$11,154	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending August 31, 2019, U.S. taxable investment-grade bonds posted their strongest trailing one-year return since 2009, driven by slower global economic growth, a maturing business cycle, trade uncertainty and, late in the period, the Fed’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.17%. Market yields rose in the early fall of 2018, on expectations for higher inflation. Yields then declined and credit spreads widened in November and December, partly because of weaker U.S. manufacturing data. Yield spreads narrowed in January, as the U.S. Federal Reserve said it would be “patient” with policy rate hikes, and that future increases largely would depend on economic data. Yields continued to decline in the spring, amid continued international trade tension and attacks on oil tankers in the Middle East, and then tumbled further in July, when the Fed cut interest rates for the first time since 2008. The yield curve ended the period roughly flat, amid expectations for another rate cut of 25 basis points in September. Within the Bloomberg Barclays index, corporate bonds gained 13.33%, topping the 10.38% advance of U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds lagged nominal U.S. Treasuries, while Treasury Inflation-Protected Securities (TIPS) gained 7.46%.

Comments from Lead Manager Ford O'Neil and Co-Manager Celso Munoz:  The fund gained 10.67% since inception on October 25, 2018, through August 31, 2019, lagging, net of fees, the 11.54% advance of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index over the same time frame. Underweighting the bonds of industrial companies detracted from the fund's relative return, especially the bonds of certain technology, capital goods and consumer-related firms. The fund's positioning along the yield curve also hampered performance versus the benchmark to a degree, as did owning Treasury Inflation-Protected Securities (TIPS). Conversely, security selection among corporate bonds added value overall, especially choices among banking institutions and certain industrial segments, including consumer non-cyclicals. Overweighting financials also contributed. Elsewhere, underweighting U.S. Treasury and mortgage securities was helpful, as was exposure to "plus" sectors, namely emerging-markets debt, high-yield bonds and floating-rate loans.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, Timothy Gill assumed co-management responsibilities for the emerging-markets subportfolio, joining Jonathan Kelly.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2019
U.S. Government and U.S. Government Agency Obligations	53.8%
AAA	3.9%
AA	1.0%
A	5.9%
BBB	21.8%
BB and Below	14.9%
Not Rated	1.8%
Short-Term Investments and Net Other Assets*	(3.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2019*,**,***
Corporate Bonds	35.1%
U.S. Government and U.S. Government Agency Obligations	53.8%
Asset-Backed Securities	2.4%
CMOs and Other Mortgage Related Securities	3.8%
Municipal Bonds	0.7%
Other Investments	7.3%
Short-Term Investments and Net Other Assets (Liabilities)†	(3.1)%

 * Foreign investments - 14.1%

 ** Futures and Swaps - 2.1%

 *** Written options - (0.4)%

 † Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Corporate Bonds - 35.1%
		Principal Amount(a)	Value
Convertible Bonds - 0.0%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
DISH Network Corp.:
2.375% 3/15/24		$2,072,000	$1,807,389
3.375% 8/15/26		1,092,000	1,004,916
			2,812,305
Nonconvertible Bonds - 35.1%
COMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 1.1%
Altice Finco SA 7.625% 2/15/25 (b)		3,236,000	3,333,080
AT&T, Inc.:
2.45% 6/30/20		4,099,000	4,106,411
3% 6/30/22		4,553,000	4,654,878
3.4% 5/15/25		14,343,000	15,064,779
3.6% 2/17/23		15,282,000	15,975,139
3.6% 7/15/25		2,325,000	2,450,235
4.3% 2/15/30		5,781,000	6,419,396
4.45% 4/1/24		855,000	930,396
4.5% 3/9/48		7,500,000	8,186,444
6.2% 3/15/40		4,280,000	5,502,850
6.3% 1/15/38		6,048,000	7,830,923
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		574,000	579,919
BellSouth Capital Funding Corp. 7.875% 2/15/30		15,000	19,936
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (b)		2,840,000	3,024,288
7.5% 10/15/26 (b)		3,850,000	4,176,480
Colombia Telecomunicaciones SA 5.375% 9/27/22 (b)		369,000	372,690
Cumulus Media New Holdings, Inc. 6.75% 7/1/26 (b)		250,000	257,500
Frontier Communications Corp. 8% 4/1/27 (b)		3,225,000	3,362,063
GTH Finance BV 7.25% 4/26/23 (b)		1,265,000	1,406,349
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	5,800,000	6,394,837
Level 3 Communications, Inc. 5.75% 12/1/22		1,748,000	1,761,110
Level 3 Financing, Inc.:
5.375% 1/15/24		4,123,000	4,195,153
5.375% 5/1/25		1,002,000	1,042,080
Oztel Holdings SPC Ltd. 5.625% 10/24/23 (b)		307,000	314,675
Qtel International Finance Ltd. 3.25% 2/21/23 (b)		1,200,000	1,230,000
Qwest Corp. 6.75% 12/1/21		940,000	1,014,025
SFR Group SA:
6.25% 5/15/24 (b)		1,880,000	1,938,130
7.375% 5/1/26 (b)		5,404,000	5,768,770
8.125% 2/1/27 (b)		2,109,000	2,325,173
Telecom Argentina SA 8% 7/18/26 (b)		230,000	182,850
Telecom Italia Capital SA:
6% 9/30/34		935,000	958,375
6.375% 11/15/33		530,000	560,475
Telecom Italia SpA 5.303% 5/30/24 (b)		5,150,000	5,510,500
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		365,000	387,813
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		4,200,000	4,271,400
Turk Telekomunikasyon A/S 6.875% 2/28/25 (b)		355,000	359,770
U.S. West Communications 7.25% 9/15/25		1,025,000	1,157,497
Verizon Communications, Inc.:
4.862% 8/21/46		6,000,000	7,471,316
5.012% 4/15/49		3,325,000	4,250,472
5.5% 3/16/47		13,101,000	17,585,421
			156,333,598
Entertainment - 0.1%
NBCUniversal, Inc.:
4.45% 1/15/43		3,554,000	4,183,470
5.15% 4/30/20		4,215,000	4,296,401
5.95% 4/1/41		2,485,000	3,457,934
			11,937,805
Media - 1.8%
Altice Financing SA:
6.625% 2/15/23 (b)		1,009,000	1,040,531
7.5% 5/15/26 (b)		8,782,000	9,352,830
Altice SA 7.75% 5/15/22 (b)		446,000	457,384
Cablevision SA 6.5% 6/15/21 (b)		368,000	322,040
Cablevision Systems Corp. 5.875% 9/15/22		1,132,000	1,210,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (b)		2,321,000	2,344,210
5% 2/1/28 (b)		6,950,000	7,297,500
5.125% 2/15/23		410,000	416,663
5.125% 5/1/23 (b)		4,029,000	4,121,667
5.125% 5/1/27 (b)		4,043,000	4,275,432
5.5% 5/1/26 (b)		4,426,000	4,663,898
5.75% 1/15/24		1,780,000	1,820,050
5.75% 2/15/26 (b)		4,058,000	4,296,408
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22		7,411,000	7,830,581
4.908% 7/23/25		7,411,000	8,190,516
5.375% 5/1/47		18,624,000	20,683,578
6.484% 10/23/45		2,976,000	3,679,945
Comcast Corp.:
3.9% 3/1/38		1,904,000	2,134,904
4.6% 8/15/45		5,017,000	6,066,454
4.65% 7/15/42		4,483,000	5,470,385
6.45% 3/15/37		797,000	1,142,895
CSC Holdings LLC:
5.25% 6/1/24		1,554,000	1,662,780
5.375% 7/15/23 (b)		3,470,000	3,566,327
5.5% 5/15/26 (b)		2,986,000	3,157,695
5.5% 4/15/27 (b)		1,468,000	1,570,760
6.75% 11/15/21		2,985,000	3,223,800
7.5% 4/1/28 (b)		1,724,000	1,939,500
7.75% 7/15/25 (b)		5,519,000	5,926,026
DISH DBS Corp.:
5.875% 7/15/22		1,452,000	1,502,820
5.875% 11/15/24		4,644,000	4,417,837
7.75% 7/1/26		492,000	483,390
E.W. Scripps Co. 5.125% 5/15/25 (b)		1,132,000	1,140,490
Fox Corp.:
3.666% 1/25/22 (b)		1,416,000	1,467,782
4.03% 1/25/24 (b)		2,489,000	2,665,694
4.709% 1/25/29 (b)		3,602,000	4,172,466
5.476% 1/25/39 (b)		3,552,000	4,438,286
5.576% 1/25/49 (b)		2,357,000	3,066,720
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (b)		686,000	711,511
4.875% 4/11/22 (b)		205,000	212,816
5.125% 3/31/27 (b)		210,000	213,675
iHeartCommunications, Inc.:
6.375% 5/1/26		44,547	48,111
8.375% 5/1/27		80,742	87,100
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,800,000	2,035,862
2.75% 4/13/23 (Reg. S)	EUR	3,100,000	3,616,541
MDC Partners, Inc. 6.5% 5/1/24 (b)		2,424,000	2,205,840
Nielsen Co. SARL (Luxembourg):
5% 2/1/25 (b)		1,426,000	1,408,175
5.5% 10/1/21 (b)		319,000	319,925
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		3,231,000	3,247,155
Sirius XM Radio, Inc.:
3.875% 8/1/22 (b)		2,210,000	2,248,675
4.625% 5/15/23 (b)		3,605,000	3,668,088
4.625% 7/15/24 (b)		1,350,000	1,409,063
5% 8/1/27 (b)		3,009,000	3,174,495
5.375% 4/15/25 (b)		2,341,000	2,428,788
Time Warner Cable, Inc.:
4% 9/1/21		7,359,000	7,546,360
4.5% 9/15/42		11,810,000	11,855,114
5.5% 9/1/41		4,708,000	5,120,162
5.875% 11/15/40		6,004,000	6,834,851
6.55% 5/1/37		17,014,000	20,599,445
7.3% 7/1/38		14,056,000	18,030,856
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		3,333,000	3,250,717
Virgin Media Secured Finance PLC 5.5% 8/15/26 (b)		1,573,000	1,645,751
VTR Finance BV 6.875% 1/15/24 (b)		1,792,000	1,851,920
Ziggo Bond Finance BV:
5.875% 1/15/25 (b)		2,858,000	2,954,458
6% 1/15/27 (b)		2,034,000	2,120,445
Ziggo Secured Finance BV 5.5% 1/15/27 (b)		4,840,000	5,105,958
			255,173,001
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV 3.125% 7/16/22		3,345,000	3,441,503
Citizens Utilities Co. 7.05% 10/1/46		3,751,000	1,791,103
Comcel Trust 6.875% 2/6/24 (b)		1,411,000	1,457,298
Digicel Group Ltd. 6.75% 3/1/23 (b)		459,000	195,075
Intelsat Jackson Holdings SA 8.5% 10/15/24 (b)		2,590,000	2,570,575
Millicom International Cellular SA:
6% 3/15/25 (b)		807,000	837,767
6.625% 10/15/26 (b)		6,429,000	7,033,728
6.625% 10/15/26 (Reg. S)		200,000	218,813
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (b)		241,000	264,498
MTS International Funding Ltd. 5% 5/30/23 (b)		491,000	516,164
Neptune Finco Corp. 6.625% 10/15/25 (b)		2,765,000	2,960,154
Sprint Communications, Inc. 6% 11/15/22		5,039,000	5,363,360
Sprint Corp. 7.875% 9/15/23		11,582,000	13,029,750
T-Mobile U.S.A., Inc.:
4.5% 2/1/26		1,472,000	1,527,200
6.375% 3/1/25		1,764,000	1,826,622
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		717,000	724,005
			43,757,615
TOTAL COMMUNICATION SERVICES			467,202,019
CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.0%
Metalsa SA de CV 4.9% 4/24/23 (b)		1,487,000	1,503,729
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	3,352,000	3,389,294
			4,893,023
Automobiles - 0.4%
General Motors Financial Co., Inc.:
3.15% 1/15/20		9,891,000	9,909,250
3.2% 7/13/20		7,331,000	7,372,147
4% 1/15/25		6,564,000	6,756,424
4.2% 3/1/21		9,534,000	9,759,285
4.25% 5/15/23		1,967,000	2,059,559
4.375% 9/25/21		17,407,000	18,028,015
			53,884,680
Diversified Consumer Services - 0.1%
Bonitron Designated Activity Co. 8.75% 10/30/22 (b)		1,055,000	1,121,267
Frontdoor, Inc. 6.75% 8/15/26 (b)		1,301,000	1,411,585
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23		3,073,000	3,287,164
Laureate Education, Inc. 8.25% 5/1/25 (b)		3,740,000	4,071,925
Service Corp. International 5.125% 6/1/29		1,330,000	1,423,100
			11,315,041
Hotels, Restaurants & Leisure - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (b)		1,065,000	1,099,357
5% 10/15/25 (b)		1,914,000	1,976,205
Aramark Services, Inc.:
4.75% 6/1/26		2,622,000	2,687,550
5.125% 1/15/24		915,000	943,420
Eldorado Resorts, Inc.:
6% 4/1/25		2,488,000	2,637,280
6% 9/15/26		350,000	382,813
ESH Hospitality, Inc. 5.25% 5/1/25 (b)		641,000	662,634
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25		1,847,000	2,030,740
Golden Entertainment, Inc. 7.625% 4/15/26 (b)		4,690,000	4,878,069
Golden Nugget, Inc. 6.75% 10/15/24 (b)		4,745,000	4,851,763
Hilton Escrow Issuer LLC 4.25% 9/1/24		2,642,000	2,694,840
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		936,000	966,420
4.875% 4/1/27		555,000	584,138
MCE Finance Ltd. 4.875% 6/6/25 (b)		4,542,000	4,505,357
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26		6,112,000	6,402,320
4.5% 1/15/28		2,256,000	2,306,760
5.75% 2/1/27 (b)		835,000	921,798
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		2,400,000	2,463,240
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/23		328,000	336,200
Scientific Games Corp.:
5% 10/15/25 (b)		1,851,000	1,912,527
10% 12/1/22		1,527,000	1,584,263
Stars Group Holdings BV 7% 7/15/26 (b)		7,610,000	8,076,113
Station Casinos LLC 5% 10/1/25 (b)		1,557,000	1,588,296
Studio City Co. Ltd.:
5.875% 11/30/19 (b)		377,000	377,471
7.25% 11/30/21 (b)		544,000	556,410
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)		352,000	348,480
Times Square Hotel Trust 8.528% 8/1/26 (b)		653,739	774,023
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (b)		1,871,000	1,959,873
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)		1,717,000	1,779,241
Wynn Macau Ltd.:
4.875% 10/1/24 (b)		3,620,000	3,573,619
5.5% 10/1/27 (b)		4,575,000	4,512,094
			70,373,314
Household Durables - 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
3 month U.S. LIBOR + 3.500% 5.8034% 7/15/21 (b)(c)(d)		512,000	511,360
5.125% 7/15/23 (b)		1,656,000	1,702,451
7% 7/15/24 (b)		1,760,000	1,819,400
			4,033,211
Internet & Direct Marketing Retail - 0.1%
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (b)		2,169,000	2,212,380
6.375% 5/15/25		3,445,000	3,544,044
			5,756,424
Leisure Products - 0.0%
Mattel, Inc. 6.75% 12/31/25 (b)		2,123,000	2,181,383
Multiline Retail - 0.0%
John Lewis PLC 6.125% 1/21/25	GBP	1,269,000	1,759,987
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	2,450,000	2,974,900
			4,734,887
Specialty Retail - 0.0%
Staples, Inc. 10.75% 4/15/27 (b)		500,000	505,000
Textiles, Apparel & Luxury Goods - 0.0%
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24 (b)		245,000	75,567
The William Carter Co. 5.625% 3/15/27 (b)		1,450,000	1,544,221
			1,619,788
TOTAL CONSUMER DISCRETIONARY			159,296,751
CONSUMER STAPLES - 2.2%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		13,110,000	15,260,504
4.9% 2/1/46		16,343,000	19,438,604
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58		10,214,000	11,957,534
5.45% 1/23/39		9,200,000	11,740,112
5.55% 1/23/49		21,036,000	27,710,892
5.8% 1/23/59 (Reg. S)		22,287,000	30,411,731
Central American Bottling Corp. 5.75% 1/31/27 (b)		107,000	113,052
Constellation Brands, Inc. 4.25% 5/1/23		1,889,000	2,026,878
			118,659,307
Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)		1,715,000	1,719,288
Casino Guichard Perrachon SA 5.244% 3/9/20 (c)	EUR	900,000	1,005,080
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19		3,075,000	3,076,080
3.3% 11/18/21		3,647,000	3,733,484
			9,533,932
Food Products - 0.2%
CF Industries Holdings, Inc. 5.15% 3/15/34		102,000	104,550
Conagra Brands, Inc. 3.8% 10/22/21		2,253,000	2,317,974
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		803,000	862,221
JBS Investments II GmbH:
5.75% 1/15/28 (b)		335,000	351,750
7% 1/15/26 (b)		683,000	738,494
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		7,125,000	7,410,071
5.875% 7/15/24 (b)		10,055,000	10,318,944
6.75% 2/15/28 (b)		880,000	981,200
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (b)		2,645,000	2,803,700
6.5% 4/15/29 (b)		2,395,000	2,652,463
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		778,000	813,329
4.875% 11/1/26 (b)		564,000	588,675
Post Holdings, Inc.:
5% 8/15/26 (b)		1,176,000	1,225,980
5.75% 3/1/27 (b)		976,000	1,037,000
			32,206,351
Personal Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (b)		697,000	730,108
Tobacco - 1.1%
Altria Group, Inc.:
2.85% 8/9/22		3,474,000	3,545,642
3.875% 9/16/46		17,640,000	17,326,676
4% 1/31/24		2,326,000	2,484,291
4.25% 8/9/42		10,924,000	11,260,864
4.5% 5/2/43		7,299,000	7,763,696
4.8% 2/14/29		10,842,000	12,276,982
5.375% 1/31/44		13,161,000	15,569,525
5.95% 2/14/49		7,200,000	9,243,953
BAT International Finance PLC 3.95% 6/15/25 (b)		2,400,000	2,543,949
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (b)		7,259,000	7,297,205
3.5% 7/26/26 (b)		6,321,000	6,425,980
3.75% 7/21/22 (b)		7,367,000	7,620,194
4.25% 7/21/25 (b)		6,702,000	7,146,422
Reynolds American, Inc.:
3.25% 6/12/20		1,188,000	1,197,012
4% 6/12/22		4,132,000	4,318,500
4.45% 6/12/25		11,691,000	12,659,800
5.7% 8/15/35		1,538,000	1,789,725
5.85% 8/15/45		12,953,000	14,612,355
6.15% 9/15/43		1,637,000	1,939,344
7.25% 6/15/37		1,835,000	2,391,617
Vector Group Ltd. 6.125% 2/1/25 (b)		5,464,000	5,354,720
			154,768,452
TOTAL CONSUMER STAPLES			315,898,150
ENERGY - 6.8%
Energy Equipment & Services - 0.3%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (b)		1,300,000	1,361,750
Borets Finance DAC 6.5% 4/7/22 (b)		704,000	717,860
El Paso Pipeline Partners Operating Co. LLC:
5% 10/1/21		6,854,000	7,172,544
6.5% 4/1/20		268,000	274,402
Halliburton Co.:
3.8% 11/15/25		3,553,000	3,763,786
4.85% 11/15/35		3,103,000	3,502,053
Jonah Energy LLC 7.25% 10/15/25 (b)		2,305,000	737,600
Nabors Industries, Inc.:
5.5% 1/15/23		1,206,000	1,074,848
5.75% 2/1/25		925,000	740,000
Noble Holding International Ltd.:
5.25% 3/15/42		686,000	301,840
7.875% 2/1/26 (b)		700,000	565,250
7.95% 4/1/25 (c)		2,747,000	1,744,345
8.95% 4/1/45 (c)		2,652,000	1,471,860
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		454,000	536,288
Summit Midstream Holdings LLC:
5.5% 8/15/22		1,030,000	968,200
5.75% 4/15/25		6,683,000	5,732,009
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)		688,000	770,990
7.625% 11/7/24 (b)		300,000	343,219
Valaris PLC:
4.5% 10/1/24		2,296,000	1,423,520
5.2% 3/15/25		4,722,000	2,845,005
5.75% 10/1/44		2,831,000	1,415,500
Weatherford International Ltd.:
5.95% 4/15/42 (e)		468,000	196,560
6.5% 8/1/36 (e)		646,000	271,320
7% 3/15/38 (e)		183,000	76,860
9.875% 2/15/24 (e)		1,040,000	439,400
Weatherford International, Inc. 9.875% 3/1/25 (e)		5,580,000	2,343,600
			40,790,609
Oil, Gas & Consumable Fuels - 6.5%
Amerada Hess Corp.:
7.125% 3/15/33		2,041,000	2,563,136
7.3% 8/15/31		2,651,000	3,303,150
Anadarko Finance Co. 7.5% 5/1/31		12,314,000	16,403,608
Anadarko Petroleum Corp.:
4.5% 7/15/44		17,494,000	18,015,257
4.85% 3/15/21		2,443,000	2,525,543
5.55% 3/15/26		8,636,000	9,781,912
6.45% 9/15/36		8,786,000	11,006,022
6.6% 3/15/46		10,444,000	13,925,897
California Resources Corp. 8% 12/15/22 (b)		7,770,000	4,467,750
Canadian Natural Resources Ltd.:
3.9% 2/1/25		9,072,000	9,561,998
5.85% 2/1/35		3,955,000	4,779,608
Cenovus Energy, Inc. 4.25% 4/15/27		11,280,000	11,779,188
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		1,996,000	2,203,085
5.875% 3/31/25		1,922,000	2,143,030
7% 6/30/24		4,275,000	4,932,281
Cheniere Energy Partners LP:
5.25% 10/1/25		11,128,000	11,503,570
5.625% 10/1/26		858,000	905,190
Chesapeake Energy Corp.:
8% 1/15/25		3,299,000	2,498,993
8% 6/15/27		1,721,000	1,243,440
Citgo Holding, Inc. 9.25% 8/1/24 (b)		1,580,000	1,674,800
Citgo Petroleum Corp. 6.25% 8/15/22 (b)		5,170,000	5,195,850
Columbia Pipeline Group, Inc.:
3.3% 6/1/20		5,622,000	5,659,163
4.5% 6/1/25		1,708,000	1,853,249
Comstock Escrow Corp. 9.75% 8/15/26		3,631,000	2,732,328
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.1603% 6/15/22 (b)(c)(d)		6,848,000	6,813,619
6.5% 5/15/26 (b)		1,535,000	1,531,163
6.875% 6/15/25 (b)		1,706,000	1,740,120
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25		2,310,000	2,361,975
6.25% 4/1/23		2,490,000	2,533,575
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		3,161,000	3,204,464
DCP Midstream LLC:
4.75% 9/30/21 (b)		4,113,000	4,215,825
5.85% 5/21/43 (b)(c)		9,176,000	8,143,700
DCP Midstream Operating LP:
3.875% 3/15/23		2,008,000	2,033,100
5.125% 5/15/29		3,000,000	3,075,150
5.375% 7/15/25		3,234,000	3,419,955
Denbury Resources, Inc.:
7.75% 2/15/24 (b)		3,046,000	2,117,579
9% 5/15/21 (b)		2,279,000	2,073,890
9.25% 3/31/22 (b)		4,146,000	3,482,640
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		3,412,913	3,438,510
Duke Energy Field Services 6.45% 11/3/36 (b)		4,987,000	5,223,883
El Paso Corp. 6.5% 9/15/20		5,858,000	6,102,205
Empresa Nacional de Petroleo 4.375% 10/30/24 (b)		3,283,000	3,515,888
Enable Midstream Partners LP 3.9% 5/15/24 (c)		1,542,000	1,585,590
Enbridge Energy Partners LP:
4.2% 9/15/21		4,838,000	4,996,574
4.375% 10/15/20		4,108,000	4,194,545
Enbridge, Inc.:
4% 10/1/23		5,655,000	5,986,201
4.25% 12/1/26		2,805,000	3,109,086
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)		312,000	324,090
5.75% 1/30/28 (b)		314,000	328,915
Energy Transfer Partners LP:
4.2% 9/15/23		2,098,000	2,218,250
4.25% 3/15/23		2,044,000	2,146,789
4.5% 4/15/24		2,483,000	2,662,063
4.95% 6/15/28		7,159,000	8,008,430
5.25% 4/15/29		4,040,000	4,627,831
5.8% 6/15/38		3,992,000	4,649,473
6% 6/15/48		2,599,000	3,099,801
6.25% 4/15/49		2,774,000	3,432,509
Enterprise Products Operating LP:
2.55% 10/15/19		1,078,000	1,077,918
3.75% 2/15/25		3,623,000	3,884,503
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (b)		1,879,000	1,568,965
8% 11/29/24 (b)		3,804,000	1,635,720
Frontera Energy Corp. 9.7% 6/25/23 (b)		672,000	712,740
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		901,000	937,039
Global Partners LP/GLP Finance Corp.:
7% 6/15/23		3,618,000	3,654,180
7% 8/1/27 (b)		2,100,000	2,126,250
Gran Tierra Energy International Holdings Ltd. 6.25% 2/15/25 (b)		236,000	217,120
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)		4,677,000	4,840,695
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		3,051,000	2,814,548
5.75% 10/1/25 (b)		1,400,000	1,305,500
Indigo Natural Resources LLC 6.875% 2/15/26 (b)		1,746,000	1,440,450
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (b)		1,724,000	1,766,561
KazMunaiGaz Finance Sub BV 4.75% 4/24/25 (b)		307,000	334,323
Kinder Morgan Energy Partners LP:
3.45% 2/15/23		3,804,000	3,942,173
3.5% 3/1/21		4,115,000	4,178,518
5.5% 3/1/44		15,589,000	18,404,176
6.55% 9/15/40		686,000	872,059
Kinder Morgan, Inc.:
5% 2/15/21 (b)		3,849,000	3,984,835
5.05% 2/15/46		1,762,000	1,987,484
5.55% 6/1/45		4,783,000	5,739,779
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		1,705,000	1,675,163
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (b)		1,722,000	1,713,390
Marathon Petroleum Corp. 5.125% 3/1/21		3,694,000	3,843,574
Medco Strait Services Pte. Ltd. 8.5% 8/17/22 (b)		485,000	513,039
MEG Energy Corp.:
6.375% 1/30/23 (b)		1,675,000	1,582,875
7% 3/31/24 (b)		2,745,000	2,611,181
MPLX LP:
4.5% 7/15/23		3,588,000	3,828,692
4.8% 2/15/29		2,198,000	2,444,961
4.875% 12/1/24		4,860,000	5,330,675
5.5% 2/15/49		6,593,000	7,557,104
Nakilat, Inc. 6.067% 12/31/33 (b)		717,000	878,325
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)		3,819,000	2,049,132
Occidental Petroleum Corp.:
2.6% 8/13/21		3,189,000	3,210,195
2.7% 8/15/22		2,818,000	2,845,737
2.9% 8/15/24		9,312,000	9,399,084
3.2% 8/15/26		1,253,000	1,265,962
3.5% 8/15/29		3,946,000	4,020,287
4.3% 8/15/39		575,000	601,684
4.4% 8/15/49		575,000	599,739
Pan American Energy LLC 7.875% 5/7/21 (b)		175,333	166,567
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (b)		259,000	262,885
5.375% 1/15/25 (b)		2,880,000	2,937,600
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23		363,000	372,983
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		2,702,000	2,776,305
Pemex Project Funding Master Trust:
6.625% 6/15/35		2,802,000	2,731,950
8.625% 2/1/22		375,000	411,094
Petrobras Energia SA 7.375% 7/21/23 (b)		457,000	310,532
Petrobras Global Finance BV:
5.299% 1/27/25		7,300,000	7,901,885
5.75% 2/1/29		14,579,000	15,791,336
5.999% 1/27/28		21,638,000	23,699,020
6.25% 3/17/24		7,259,000	8,073,369
7.25% 3/17/44		16,350,000	19,338,984
7.375% 1/17/27		14,920,000	17,711,681
8.75% 5/23/26		24,333,000	30,404,084
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		1,045,000	1,192,933
Petroleos de Venezuela SA:
5.375% 4/12/27 (e)		353,900	44,238
6% 5/16/24 (b)(e)		1,847,331	230,916
6% 11/15/26 (b)(e)		1,619,833	202,479
12.75% 2/17/22 (b)(e)		98,000	12,250
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	302,000	331,083
2.75% 4/21/27 (Reg. S)	EUR	1,655,000	1,648,403
3.5% 7/23/20		350,000	349,672
3.5% 1/30/23		4,934,000	4,793,381
3.625% 11/24/25 (Reg. S)	EUR	899,000	963,036
3.75% 2/21/24 (Reg. S)	EUR	5,084,000	5,646,938
4.5% 1/23/26		16,710,000	15,807,660
4.625% 9/21/23		28,642,000	28,709,131
4.875% 1/24/22		7,305,000	7,423,706
4.875% 1/18/24		6,833,000	6,860,332
5.5% 1/21/21		4,072,000	4,157,390
5.5% 6/27/44		3,922,000	3,348,211
5.625% 1/23/46		12,960,000	11,115,662
6% 3/5/20		1,419,000	1,439,398
6.35% 2/12/48		40,693,000	37,407,040
6.375% 1/23/45		10,032,000	9,246,683
6.5% 3/13/27		33,349,000	34,060,794
6.5% 6/2/41		12,592,000	11,714,338
6.75% 9/21/47		19,923,000	18,926,850
6.875% 8/4/26		14,935,000	15,659,348
Phillips 66 Partners LP 2.646% 2/15/20		478,000	478,199
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24		2,794,000	2,870,557
3.65% 6/1/22		2,592,000	2,663,994
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22		4,110,000	4,412,360
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22		1,232,000	1,187,044
5.625% 11/15/23		4,794,000	4,530,330
Sanchez Energy Corp. 7.25% 2/15/23 (b)(e)		5,120,000	3,584,000
Saudi Arabian Oil Co.:
2.875% 4/16/24 (b)		345,000	353,625
3.5% 4/16/29 (b)		2,265,000	2,416,755
4.25% 4/16/39 (b)		1,905,000	2,157,413
4.375% 4/16/49 (b)		860,000	979,756
SemGroup Corp.:
6.375% 3/15/25		4,187,000	3,956,715
7.25% 3/15/26		4,415,000	4,216,325
Sinopec Group Overseas Development 2012 Ltd. 4.875% 5/17/42 (b)		155,000	197,039
Sinopec Group Overseas Development Ltd. 3.68% 8/8/49 (b)		700,000	767,229
Southwestern Energy Co.:
6.2% 1/23/25 (c)		12,453,000	10,896,375
7.75% 10/1/27		1,365,000	1,187,550
Sunoco Logistics Partner Operations LP 5.4% 10/1/47		18,419,000	20,544,064
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23		2,945,000	2,941,319
5.125% 2/1/25		3,606,000	3,696,150
5.25% 5/1/23		779,000	792,391
5.875% 4/15/26		2,110,000	2,210,225
6.75% 3/15/24		1,604,000	1,666,155
The Williams Companies, Inc.:
4.55% 6/24/24		12,340,000	13,365,144
5.75% 6/24/44		6,964,000	8,345,264
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		792,000	590,040
Tullow Oil PLC:
6.25% 4/15/22 (b)		570,000	568,931
7% 3/1/25 (b)		292,000	289,628
Western Gas Partners LP:
4.65% 7/1/26		1,770,000	1,802,603
4.75% 8/15/28		2,108,000	2,135,143
5.375% 6/1/21		15,993,000	16,536,853
Williams Partners LP:
3.6% 3/15/22		3,926,000	4,042,162
3.9% 1/15/25		9,678,000	10,176,221
4% 11/15/21		3,676,000	3,785,855
4% 9/15/25		1,089,000	1,157,558
4.125% 11/15/20		871,000	885,575
4.3% 3/4/24		14,855,000	15,855,852
4.5% 11/15/23		2,658,000	2,861,716
YPF SA:
8.5% 3/23/21 (b)		735,000	562,275
8.5% 3/23/21 (Reg. S)		3,095,000	2,367,675
8.5% 6/27/29 (b)		375,000	236,250
8.75% 4/4/24 (b)		3,011,000	2,032,425
			910,936,658
TOTAL ENERGY			951,727,267
FINANCIALS - 13.1%
Banks - 4.4%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		200,000	208,234
Akbank TAS 7.2% 3/16/27 (b)(c)		738,000	644,828
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	3,731,000	4,269,703
Banco de Bogota SA 6.25% 5/12/26 (b)		250,000	281,406
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (b)		338,000	351,626
Banco Do Brasil SA:
4.625% 1/15/25 (b)		287,000	299,599
4.875% 4/19/23 (b)		172,000	179,364
Banco Hipotecario SA 9.75% 11/30/20 (b)		918,000	679,320
Banco Macro SA 6.75% 11/4/26 (b)(c)		1,760,000	1,047,112
Bank Ireland Group PLC 3.125% 9/19/27 (Reg. S) (c)	GBP	1,700,000	2,035,360
Bank of America Corp.:
3.004% 12/20/23 (c)		5,145,000	5,280,038
3.3% 1/11/23		327,000	339,954
3.419% 12/20/28 (c)		8,456,000	8,923,837
3.5% 4/19/26		7,461,000	7,994,167
3.705% 4/24/28 (c)		11,813,000	12,745,743
3.864% 7/23/24 (c)		24,740,000	26,269,193
3.95% 4/21/25		6,226,000	6,647,534
4.1% 7/24/23		4,167,000	4,477,275
4.2% 8/26/24		14,710,000	15,875,768
4.25% 10/22/26		5,344,000	5,833,959
4.45% 3/3/26		3,050,000	3,358,585
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		760,000	695,400
Barclays PLC:
2% 2/7/28 (Reg. S) (c)	EUR	1,600,000	1,731,083
2.625% 11/11/25 (Reg. S) (c)	EUR	2,900,000	3,230,330
2.75% 11/8/19		4,446,000	4,448,192
3.25% 1/12/21		7,664,000	7,726,457
3.932% 5/7/25 (c)		3,410,000	3,505,717
4.375% 1/12/26		9,104,000	9,608,097
5.088% 6/20/30 (c)		14,797,000	15,370,574
BBVA Bancomer SA 7.25% 4/22/20 (b)		345,000	354,056
Biz Finance PLC 9.625% 4/27/22 (b)		1,036,000	1,081,584
BTA Bank JSC 5.5% 12/21/22 (b)		385,290	387,337
CBOM Finance PLC 5.55% 2/14/23 (b)		507,000	503,514
Citigroup, Inc.:
2.4% 2/18/20		13,030,000	13,041,832
2.75% 4/25/22		9,073,000	9,235,556
3.142% 1/24/23 (c)		8,277,000	8,463,719
3.352% 4/24/25 (c)		9,970,000	10,416,556
4.05% 7/30/22		1,925,000	2,018,834
4.3% 11/20/26		4,442,000	4,847,711
4.4% 6/10/25		18,137,000	19,681,381
4.45% 9/29/27		6,486,000	7,137,802
5.5% 9/13/25		8,473,000	9,711,079
Citizens Bank NA 2.55% 5/13/21		2,382,000	2,398,705
Citizens Financial Group, Inc. 4.15% 9/28/22 (b)		5,802,000	6,056,288
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20		7,061,000	7,080,252
3.75% 3/26/25		7,059,000	7,461,423
3.8% 9/15/22		11,142,000	11,627,950
3.8% 6/9/23		13,301,000	13,964,096
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	990,000	1,170,897
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (c)	EUR	2,850,000	3,124,336
1.375% 5/24/22 (Reg. S)	EUR	1,400,000	1,591,803
5% 1/12/22 (b)		3,390,000	3,575,303
5.375% 1/12/24 (Reg. S)		4,000,000	4,424,265
Development Bank of Mongolia 7.25% 10/23/23 (b)		249,000	254,060
Development Bank of the Republic of Belarus 6.75% 5/2/24 (b)		175,000	183,050
Discover Bank:
4.2% 8/8/23		6,479,000	6,956,950
7% 4/15/20		737,000	757,596
Ecobank Transnational, Inc. 9.5% 4/18/24 (b)		480,000	529,356
Fidelity Bank PLC 10.5% 10/16/22 (b)		444,000	495,476
Fifth Third Bancorp 8.25% 3/1/38		1,694,000	2,630,812
HAT Holdings I LLC/HAT Holdings II LLC 5.25% 7/15/24 (b)		375,000	395,063
HSBC Holdings PLC 4.25% 3/14/24		2,247,000	2,371,113
Huntington Bancshares, Inc. 7% 12/15/20		1,035,000	1,096,752
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)		2,332,000	2,390,320
5.71% 1/15/26 (b)		15,409,000	16,257,821
Itau Unibanco Holding SA:
5.125% 5/13/23 (Reg. S)		735,000	765,686
6.2% 12/21/21 (Reg. S)		356,000	374,134
JPMorgan Chase & Co.:
2.95% 10/1/26		6,707,000	6,957,561
3.25% 9/23/22		6,686,000	6,929,414
3.797% 7/23/24 (c)		25,215,000	26,784,798
3.875% 9/10/24		12,990,000	13,887,738
4.125% 12/15/26		11,765,000	12,959,904
4.25% 10/15/20		2,539,000	2,601,095
4.35% 8/15/21		7,356,000	7,675,766
4.452% 12/5/29 (c)		20,700,000	23,803,313
4.5% 1/24/22		8,001,000	8,467,702
4.625% 5/10/21		2,497,000	2,602,233
JSC BGEO Group 6% 7/26/23 (b)		1,157,000	1,177,248
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	830,000	924,453
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	6,158,000	7,165,296
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (b)		488,000	510,418
Rabobank Nederland 4.375% 8/4/25		9,413,000	10,175,289
Regions Bank 6.45% 6/26/37		8,935,000	11,962,915
Regions Financial Corp. 3.2% 2/8/21		4,325,000	4,383,637
Royal Bank of Scotland Group PLC:
4.8% 4/5/26		18,311,000	19,992,808
5.125% 5/28/24		25,230,000	26,700,903
6% 12/19/23		18,606,000	20,263,544
6.1% 6/10/23		15,243,000	16,531,501
6.125% 12/15/22		15,445,000	16,708,256
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (b)		740,000	697,635
TBC Bank JSC 5.75% 6/19/24 (b)		190,000	188,575
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (b)		864,000	889,380
Turkiye Garanti Bankasi A/S:
4.75% 10/17/19 (b)		241,000	239,795
6.125% 5/24/27 (b)(c)		775,000	651,000
6.25% 4/20/21 (Reg. S)		1,700,000	1,720,719
Turkiye Is Bankasi A/S:
5% 4/30/20 (b)		550,000	550,000
5.5% 4/21/22 (b)		514,000	495,368
Turkiye Vakiflar Bankasi TAO:
5.75% 1/30/23 (b)		2,268,000	2,100,962
6.875% 2/3/25 (b)(c)		35,000	32,025
6.875% 2/3/25 (Reg. S) (c)		767,000	701,805
UniCredit SpA:
4.375% 1/3/27 (Reg. S) (c)	EUR	1,300,000	1,536,002
6.572% 1/14/22 (b)		14,802,000	15,916,397
Westpac Banking Corp. 4.11% 7/24/34 (c)		7,550,000	7,948,172
Zenith Bank PLC 7.375% 5/30/22 (b)		1,146,000	1,200,435
			622,906,985
Capital Markets - 3.6%
Affiliated Managers Group, Inc.:
3.5% 8/1/25		7,624,000	7,948,360
4.25% 2/15/24		5,321,000	5,721,011
Ares Capital Corp. 4.2% 6/10/24		17,909,000	18,590,212
Banco BTG Pactual SA 7.75% 2/15/29 (b)(c)		350,000	359,625
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	3,109,000	3,526,630
2% 2/15/24 (Reg. S)	EUR	1,250,000	1,460,442
2.2% 7/24/25 (Reg. S)	EUR	3,492,000	4,140,446
Credit Suisse Group AG:
3.869% 1/12/29 (b)(c)		6,719,000	7,157,361
4.207% 6/12/24 (b)(c)		10,289,000	10,895,038
5.75% 9/18/25 (Reg. S) (c)	EUR	2,615,000	3,041,531
6.5% 8/8/23 (Reg. S)		6,815,000	7,592,946
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	9,900,000	11,016,798
4.5% 4/1/25		29,242,000	27,626,655
5% 6/24/20	EUR	900,000	1,017,601
Deutsche Bank AG New York Branch:
3.15% 1/22/21		10,419,000	10,382,485
3.3% 11/16/22		17,274,000	17,169,362
5% 2/14/22		15,300,000	15,858,564
EG Global Finance PLC 6.75% 2/7/25 (b)		375,000	361,875
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (c)		36,646,000	37,150,877
3.2% 2/23/23		6,170,000	6,374,757
3.691% 6/5/28 (c)		72,922,000	77,547,530
3.75% 5/22/25		7,259,000	7,740,464
4.25% 10/21/25		2,860,000	3,084,951
6.75% 10/1/37		3,974,000	5,444,753
IntercontinentalExchange, Inc. 2.75% 12/1/20		2,355,000	2,375,001
Merrill Lynch & Co., Inc. 5.5% 11/22/21	GBP	445,000	589,472
Moody's Corp.:
3.25% 1/15/28		4,181,000	4,408,842
4.875% 2/15/24		3,926,000	4,349,724
Morgan Stanley:
3.125% 1/23/23		4,718,000	4,864,682
3.125% 7/27/26		39,505,000	41,039,034
3.7% 10/23/24		13,602,000	14,529,734
3.737% 4/24/24 (c)		45,366,000	47,728,661
3.95% 4/23/27		1,143,000	1,223,386
4.431% 1/23/30 (c)		8,668,000	9,892,247
4.875% 11/1/22		9,523,000	10,244,327
5% 11/24/25		15,462,000	17,445,817
5.5% 1/26/20		31,938,000	32,339,693
5.625% 9/23/19		4,614,000	4,621,950
5.75% 1/25/21		7,215,000	7,569,680
MSCI, Inc.:
4.75% 8/1/26 (b)		1,504,000	1,573,560
5.25% 11/15/24 (b)		1,604,000	1,665,273
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	9,037,000	10,547,906
UBS Group Funding Ltd. 4.125% 9/24/25 (b)		6,852,000	7,457,106
			515,676,369
Consumer Finance - 1.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24		12,392,000	12,432,640
3.5% 5/26/22		2,714,000	2,788,073
4.125% 7/3/23		7,415,000	7,865,934
4.45% 12/16/21		5,769,000	5,994,609
4.45% 4/3/26		6,213,000	6,671,091
4.875% 1/16/24		9,923,000	10,763,122
Ally Financial, Inc.:
3.875% 5/21/24		1,515,000	1,596,431
4.625% 3/30/25		1,212,000	1,324,110
5.75% 11/20/25		18,402,000	21,070,290
8% 11/1/31		2,582,000	3,608,345
Capital One Financial Corp. 3.8% 1/31/28		8,091,000	8,626,063
Credito Real S.A.B. de CV 9.5% 2/7/26 (b)		500,000	562,656
Discover Financial Services:
3.85% 11/21/22		12,648,000	13,266,662
3.95% 11/6/24		5,349,000	5,702,177
4.1% 2/9/27		8,791,000	9,465,100
4.5% 1/30/26		9,265,000	10,232,488
5.2% 4/27/22		4,553,000	4,896,086
Ford Motor Credit Co. LLC:
1.514% 2/17/23	EUR	4,200,000	4,694,556
2.597% 11/4/19		18,948,000	18,943,263
5.085% 1/7/21		5,916,000	6,094,942
5.584% 3/18/24		12,456,000	13,395,452
5.596% 1/7/22		12,239,000	12,942,545
Navient Corp.:
5.5% 1/25/23		3,493,000	3,668,698
5.875% 10/25/24		278,000	292,453
6.125% 3/25/24		746,000	791,693
6.5% 6/15/22		4,097,000	4,435,003
6.625% 7/26/21		2,370,000	2,535,900
6.75% 6/15/26		1,970,000	2,107,900
7.25% 1/25/22		1,424,000	1,561,060
7.25% 9/25/23		1,852,000	2,055,720
Springleaf Finance Corp.:
6.875% 3/15/25		3,185,000	3,610,994
7.125% 3/15/26		755,000	861,078
Synchrony Financial:
2.85% 7/25/22		3,141,000	3,183,383
3.75% 8/15/21		2,689,000	2,749,642
3.95% 12/1/27		14,204,000	14,725,082
4.25% 8/15/24		2,707,000	2,882,202
4.375% 3/19/24		4,546,000	4,855,878
5.15% 3/19/29		17,409,000	19,605,532
			252,858,853
Diversified Financial Services - 1.7%
1MDB Global Investments Ltd. 4.4% 3/9/23		3,200,000	3,064,000
ADES International Holding Ltd. 8.625% 4/24/24 (b)		725,000	714,805
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (b)		3,132,000	3,176,788
3.95% 7/1/24 (b)		4,160,000	4,281,472
4.375% 5/1/26 (b)		5,080,000	5,274,564
5.125% 10/1/23 (b)		9,406,000	9,986,350
5.25% 5/15/24 (b)		7,670,000	8,227,609
5.5% 1/15/23 (b)		2,085,000	2,221,359
AXA Equitable Holdings, Inc. 3.9% 4/20/23		1,852,000	1,945,138
Brixmor Operating Partnership LP:
3.25% 9/15/23		9,261,000	9,534,266
3.85% 2/1/25		5,199,000	5,464,682
3.875% 8/15/22		7,631,000	7,962,932
4.125% 6/15/26		8,538,000	9,101,202
4.125% 5/15/29		10,374,000	11,222,868
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		938,000	865,305
Cigna Corp.:
3.75% 7/15/23		8,944,000	9,402,453
4.125% 11/15/25		6,870,000	7,474,333
4.375% 10/15/28		11,163,000	12,482,479
4.8% 8/15/38		6,950,000	8,035,203
4.9% 12/15/48		6,944,000	8,217,465
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		1,343,000	1,047,943
Cloverie PLC 4.5% 9/11/44 (Reg. S) (c)		2,420,000	2,500,741
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (b)		8,891,000	9,046,593
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26		1,328,000	1,394,400
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (b)		207,000	192,251
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		710,000	723,490
HTA Group Ltd. 9.125% 3/8/22 (b)		930,000	963,277
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		8,988,000	9,134,055
6.25% 2/1/22		2,698,000	2,778,940
6.25% 5/15/26 (b)		2,185,000	2,280,703
6.375% 12/15/25		2,559,000	2,709,341
6.75% 2/1/24		726,000	759,578
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	4,160,000	4,694,438
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (b)		1,290,000	1,334,634
5.25% 8/15/22 (b)		1,840,000	1,943,500
5.5% 2/15/24 (b)		13,774,000	14,895,204
Pine Street Trust I:
4.572% 2/15/29 (b)		11,350,000	12,252,209
5.568% 2/15/49 (b)		11,300,000	12,927,878
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (b)		1,612,000	1,626,105
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (b)		6,185,000	6,138,613
6.875% 2/15/23 (b)		886,000	903,720
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		8,791,000	9,318,460
Tempo Acquisition LLC 6.75% 6/1/25 (b)		2,772,000	2,847,676
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		380,000	396,625
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)		970,000	1,025,775
8.5% 8/15/27 (b)		565,000	607,375
Valvoline, Inc. 5.5% 7/15/24		1,050,000	1,092,000
Vedanta Resources Finance II PLC 9.25% 4/23/26 (b)		625,000	606,250
Voya Financial, Inc. 3.125% 7/15/24		5,010,000	5,176,785
WPC Eurobond BV 2.25% 4/9/26	EUR	790,000	951,224
			240,925,056
Insurance - 1.5%
American International Group, Inc.:
3.3% 3/1/21		3,489,000	3,546,743
3.875% 1/15/35		6,911,000	7,335,689
4.875% 6/1/22		6,603,000	7,072,292
AmWINS Group, Inc. 7.75% 7/1/26 (b)		2,225,000	2,336,250
Aon Corp. 5% 9/30/20		1,399,000	1,441,130
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		846,000	845,492
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (c)		1,546,000	1,692,870
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)		4,589,000	5,222,896
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29		7,831,000	8,996,114
4.75% 3/15/39		3,593,000	4,498,195
4.8% 7/15/21		2,573,000	2,680,868
4.9% 3/15/49		7,151,000	9,284,085
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (b)		11,078,000	13,530,635
MetLife, Inc. 3.048% 12/15/22 (c)		4,512,000	4,660,755
Metropolitan Life Global Funding I:
U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.62% 5/28/21 (b)(c)(d)		55,417,000	55,458,656
3% 1/10/23 (b)		2,866,000	2,955,908
Pacific LifeCorp 5.125% 1/30/43 (b)		12,258,000	14,776,441
Pricoa Global Funding I 5.375% 5/15/45 (c)		6,348,000	6,773,062
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)		4,600,000	5,071,500
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)		6,563,000	8,259,889
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)		2,195,000	2,387,580
Unum Group:
3.875% 11/5/25		7,835,000	8,271,268
4% 3/15/24		7,259,000	7,707,243
4% 6/15/29		8,872,000	9,320,931
5.625% 9/15/20		3,044,000	3,146,764
5.75% 8/15/42		9,271,000	11,511,450
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		2,350,000	2,338,250
			211,122,956
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25		699,000	716,475
Thrifts & Mortgage Finance - 0.1%
Nationwide Building Society 3.622% 4/26/23 (b)(c)		3,400,000	3,474,080
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)		944,000	992,710
Quicken Loans, Inc. 5.25% 1/15/28 (b)		3,675,000	3,812,813
			8,279,603
TOTAL FINANCIALS			1,852,486,297
HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co.:
2.675% 12/15/19		1,435,000	1,436,128
2.894% 6/6/22		5,000,000	5,082,483
Hologic, Inc.:
4.375% 10/15/25 (b)		1,356,000	1,386,510
4.625% 2/1/28 (b)		252,000	260,505
Teleflex, Inc. 4.875% 6/1/26		2,531,000	2,666,307
			10,831,933
Health Care Providers & Services - 1.4%
Aetna, Inc. 2.75% 11/15/22		729,000	738,806
Community Health Systems, Inc.:
5.125% 8/1/21		1,835,000	1,835,000
6.25% 3/31/23		8,322,000	8,052,367
8% 3/15/26 (b)		1,580,000	1,516,800
8.625% 1/15/24 (b)		4,972,000	4,972,000
CVS Health Corp.:
2.625% 8/15/24		1,590,000	1,599,112
3% 8/15/26		1,290,000	1,305,779
3.25% 8/15/29		2,964,000	3,004,101
3.7% 3/9/23		3,266,000	3,415,248
4% 12/5/23		3,094,000	3,288,801
4.1% 3/25/25		25,866,000	27,672,286
4.3% 3/25/28		23,650,000	25,814,947
4.78% 3/25/38		10,528,000	11,805,703
5.05% 3/25/48		15,479,000	18,035,529
Elanco Animal Health, Inc.:
3.912% 8/27/21		1,833,000	1,868,346
4.272% 8/28/23		5,786,000	6,060,283
4.9% 8/28/28		2,437,000	2,657,848
HCA Holdings, Inc.:
4.5% 2/15/27		1,913,000	2,074,037
4.75% 5/1/23		216,000	232,199
5% 3/15/24		2,314,000	2,527,590
5.25% 6/15/26		4,163,000	4,699,037
5.375% 2/1/25		2,255,000	2,503,050
5.875% 2/15/26		1,386,000	1,581,080
Medco Health Solutions, Inc. 4.125% 9/15/20		2,717,000	2,763,318
MPH Acquisition Holdings LLC 7.125% 6/1/24 (b)		1,785,000	1,595,451
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		2,182,000	2,212,003
Tenet Healthcare Corp.:
4.375% 10/1/21		1,388,000	1,447,684
4.625% 7/15/24		2,011,000	2,068,816
5.125% 5/1/25		1,597,000	1,600,993
6.25% 2/1/27 (b)		1,465,000	1,519,938
6.75% 6/15/23		3,977,000	4,086,368
8.125% 4/1/22		11,455,000	12,341,617
THC Escrow Corp. III 7% 8/1/25		2,537,000	2,562,370
Toledo Hospital:
5.325% 11/15/28		3,971,000	4,486,653
6.015% 11/15/48		12,992,000	16,387,203
Vizient, Inc. 6.25% 5/15/27 (b)		225,000	241,875
Wellcare Health Plans, Inc.:
5.25% 4/1/25		2,485,000	2,601,919
5.375% 8/15/26 (b)		3,636,000	3,876,885
WellPoint, Inc. 3.3% 1/15/23		2,338,000	2,414,812
			199,467,854
Health Care Technology - 0.0%
IMS Health, Inc. 5% 5/15/27 (b)		2,570,000	2,714,563
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc. 5.5% 4/1/26 (b)		715,000	764,979
Pharmaceuticals - 0.7%
Actavis Funding SCS 3.45% 3/15/22		17,547,000	18,019,689
Bayer AG:
2.375% 4/2/75 (Reg. S) (c)	EUR	8,060,000	8,992,104
3% 7/1/75 (Reg S.) (c)	EUR	1,500,000	1,673,304
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		14,438,000	15,561,275
Catalent Pharma Solutions 4.875% 1/15/26 (b)		1,860,000	1,887,900
Mylan NV:
3.15% 6/15/21		7,707,000	7,798,015
3.95% 6/15/26		4,038,000	4,201,788
4.55% 4/15/28		7,694,000	8,283,124
Perrigo Finance PLC 3.5% 12/15/21		559,000	561,521
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		381,000	332,423
3.65% 11/10/21		244,000	232,105
Teva Pharmaceutical Finance IV BV 3.65% 11/10/21		299,000	284,424
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	4,654,000	5,012,454
2.2% 7/21/21		5,444,000	5,096,945
2.8% 7/21/23		7,973,000	6,717,253
4.5% 3/1/25	EUR	1,383,000	1,348,562
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (b)		1,323,000	1,387,470
5.875% 5/15/23 (b)		669,000	677,363
6.5% 3/15/22 (b)		907,000	939,017
7% 3/15/24 (b)		4,245,000	4,483,399
9% 12/15/25 (b)		352,000	394,680
Zoetis, Inc.:
3.25% 2/1/23		1,775,000	1,835,850
3.45% 11/13/20		1,880,000	1,905,339
			97,626,004
TOTAL HEALTH CARE			311,405,333
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)		3,311,000	3,514,795
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)		3,606,000	3,768,270
Bombardier, Inc.:
6.125% 1/15/23 (b)		4,765,000	4,741,175
7.5% 12/1/24 (b)		3,882,000	3,867,831
7.5% 3/15/25 (b)		1,091,000	1,062,361
7.875% 4/15/27 (b)		2,690,000	2,605,938
BWX Technologies, Inc. 5.375% 7/15/26 (b)		3,692,000	3,904,290
Rolls-Royce PLC 3.375% 6/18/26	GBP	200,000	269,587
TransDigm, Inc.:
6% 7/15/22		1,455,000	1,478,644
6.25% 3/15/26 (b)		5,550,000	5,986,952
6.375% 6/15/26		350,000	367,322
6.5% 7/15/24		3,970,000	4,099,025
6.5% 5/15/25		3,012,000	3,140,010
			38,806,200
Air Freight & Logistics - 0.1%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)		5,253,000	5,601,011
Rumo Luxembourg Sarl 7.375% 2/9/24 (b)		1,232,000	1,325,940
			6,926,951
Airlines - 0.0%
Azul Investments LLP 5.875% 10/26/24 (b)		882,000	875,936
Building Products - 0.0%
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		563,000	542,239
Commercial Services & Supplies - 0.1%
APX Group, Inc.:
7.625% 9/1/23		2,444,000	1,820,780
7.875% 12/1/22		1,900,000	1,807,375
8.75% 12/1/20		1,618,000	1,537,100
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (b)		1,758,000	1,549,238
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		2,221,000	2,243,210
Prime Security One MS, Inc. 4.875% 7/15/32 (b)		1,513,000	1,318,201
Tervita Escrow Corp. 7.625% 12/1/21 (b)		557,000	565,355
			10,841,259
Construction & Engineering - 0.1%
AECOM:
5.125% 3/15/27		4,458,000	4,656,470
5.875% 10/15/24		2,678,000	2,892,240
Cementos Progreso Trust 7.125% 11/6/23 (b)		699,000	722,810
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)(e)		935,000	69,424
7.125% 6/26/42 (b)(e)		1,399,000	125,910
			8,466,854
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (b)		1,555,000	1,648,300
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	1,329,000	1,549,035
			3,197,335
Industrial Conglomerates - 0.0%
General Electric Co.:
0.375% 5/17/22	EUR	200,000	216,471
1.25% 5/26/23	EUR	400,000	443,177
Turk Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (b)		360,000	359,325
			1,018,973
Machinery - 0.0%
U.S.A. Compression Partners LP:
6.875% 4/1/26		2,099,000	2,151,475
6.875% 9/1/27 (b)		715,000	735,435
			2,886,910
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24		1,266,000	1,333,627
Road & Rail - 0.0%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	2,765,000	3,224,032
JSC Georgian Railway 7.75% 7/11/22 (b)		196,000	214,816
Lima Metro Line 2 Finance Ltd. 4.35% 4/5/36 (b)		455,000	479,598
Uber Technologies, Inc. 7.5% 11/1/23 (b)		544,000	568,480
Ukraine Railways via Shortline PLC 9.875% 9/15/21 (b)		948,500	963,913
			5,450,839
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
3% 9/15/23		1,163,000	1,183,700
3.375% 6/1/21		3,808,000	3,870,930
3.75% 2/1/22		9,580,000	9,869,656
3.875% 4/1/21		4,214,000	4,311,446
4.25% 2/1/24		11,266,000	12,026,050
4.25% 9/15/24		4,366,000	4,693,587
4.75% 3/1/20		4,281,000	4,329,049
Avantor, Inc. 6% 10/1/24 (b)		1,062,000	1,138,995
FLY Leasing Ltd.:
5.25% 10/15/24		5,827,000	5,987,243
6.375% 10/15/21		2,178,000	2,218,838
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	747,000	940,763
4.5% 9/7/23 (Reg. S)	GBP	1,024,000	1,306,210
			51,876,467
Transportation Infrastructure - 0.0%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		2,036,250	1,802,081
DP World Ltd. 5.625% 9/25/48 (b)		315,000	374,850
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	2,150,000	3,206,390
			5,383,321
TOTAL INDUSTRIALS			137,606,911
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
CommScope Finance LLC:
5.5% 3/1/24 (b)		350,000	354,813
6% 3/1/26 (b)		350,000	356,475
			711,288
Electronic Equipment & Components - 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
4.42% 6/15/21 (b)		871,000	898,694
5.45% 6/15/23 (b)		9,000,000	9,781,966
6.02% 6/15/26 (b)		3,119,000	3,520,098
TTM Technologies, Inc. 5.625% 10/1/25 (b)		6,375,000	6,215,625
			20,416,383
IT Services - 0.0%
Banff Merger Sub, Inc. 9.75% 9/1/26 (b)		1,620,000	1,474,200
Gartner, Inc. 5.125% 4/1/25 (b)		485,000	508,639
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	1,100,000	1,269,403
			3,252,242
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 5.5% 2/1/25		2,590,000	2,644,168
NXP BV/NXP Funding LLC 4.125% 6/1/21 (b)		768,000	788,141
Qorvo, Inc. 5.5% 7/15/26		1,546,000	1,650,386
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (b)		1,098,000	1,166,307
			6,249,002
Software - 0.2%
Ascend Learning LLC:
6.875% 8/1/25 (b)		205,000	212,431
6.875% 8/1/25 (b)		1,910,000	1,979,238
CDK Global, Inc.:
4.875% 6/1/27		661,000	682,972
5.25% 5/15/29 (b)		435,000	449,138
5.875% 6/15/26		1,377,000	1,462,512
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		2,539,000	2,608,823
Fair Isaac Corp. 5.25% 5/15/26 (b)		3,301,000	3,515,565
Nuance Communications, Inc. 5.625% 12/15/26		1,517,000	1,598,539
Open Text Corp. 5.875% 6/1/26 (b)		4,021,000	4,297,243
SS&C Technologies, Inc. 5.5% 9/30/27 (b)		1,930,000	2,026,500
Symantec Corp. 5% 4/15/25 (b)		6,576,000	6,619,863
			25,452,824
TOTAL INFORMATION TECHNOLOGY			56,081,739
MATERIALS - 0.7%
Chemicals - 0.2%
Braskem Finance Ltd. 5.375% 5/2/22 (b)		439,000	457,658
Element Solutions, Inc. 5.875% 12/1/25 (b)		3,141,000	3,282,345
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	2,852,000	3,372,617
Nufarm Australia Ltd. 5.75% 4/30/26 (b)		2,724,000	2,567,370
Nutrien Ltd.:
4.2% 4/1/29		1,219,000	1,362,409
5% 4/1/49		2,122,000	2,533,140
OCI NV 6.625% 4/15/23 (b)		3,893,000	4,107,115
OCP SA:
5.625% 4/25/24 (b)		323,000	356,108
6.875% 4/25/44 (b)		150,000	186,516
Olin Corp. 5.125% 9/15/27		2,087,000	2,144,393
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		1,532,000	1,474,550
SABIC Capital II BV 4% 10/10/23 (b)		842,000	898,667
Sasol Financing U.S.A. LLC 5.875% 3/27/24		401,000	432,453
The Chemours Co. LLC:
5.375% 5/15/27		1,925,000	1,708,438
7% 5/15/25		1,455,000	1,436,813
The Dow Chemical Co. 4.125% 11/15/21		3,952,000	4,100,750
TPC Group, Inc. 10.5% 8/1/24 (b)		1,040,000	1,092,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (b)		1,688,000	1,586,720
Valvoline, Inc. 4.375% 8/15/25		1,395,000	1,408,950
			34,509,012
Construction Materials - 0.0%
CEMEX Finance LLC:
4.625% 6/15/24	EUR	2,059,000	2,376,149
6% 4/1/24 (b)		336,000	344,047
CEMEX S.A.B. de CV:
3.125% 3/19/26 (Reg. S)	EUR	1,850,000	2,100,543
7.75% 4/16/26 (b)		346,000	372,815
			5,193,554
Containers & Packaging - 0.2%
Ard Securities Finance SARL 8.75% 1/31/23 pay-in-kind (b)(c)		2,493,089	2,580,347
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (b)		8,567,000	8,947,161
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26		1,942,000	2,014,825
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (b)		2,270,000	2,043,000
7.875% 7/15/26 (b)		505,000	457,025
OI European Group BV 4% 3/15/23 (b)		1,960,000	1,974,700
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (b)		1,426,000	1,475,910
Silgan Holdings, Inc. 4.75% 3/15/25		1,069,000	1,097,168
			20,590,136
Metals & Mining - 0.3%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (b)(c)		2,547,000	2,647,505
6.75% 10/19/75 (b)(c)		6,327,000	7,410,182
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (b)		3,004,000	3,217,096
4.5% 8/1/47 (b)		2,375,000	2,789,883
CSN Resources SA:
6.5% 7/21/20 (b)		425,000	431,242
7.625% 2/13/23 (b)		2,355,000	2,406,516
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)		1,254,000	1,123,506
7.25% 5/15/22 (b)		806,000	782,324
7.25% 4/1/23 (b)		6,168,000	5,736,240
Freeport-McMoRan, Inc.:
3.55% 3/1/22		1,649,000	1,653,123
3.875% 3/15/23		1,118,000	1,129,627
Gold Fields Orogen Holding BVI Ltd.:
4.875% 10/7/20 (b)		440,000	447,563
5.125% 5/15/24 (b)		160,000	170,400
Metinvest BV 7.75% 4/23/23 (b)		2,296,000	2,364,880
Polyus Finance PLC 5.25% 2/7/23 (b)		682,000	717,805
POSCO 4% 8/1/23 (b)		350,000	369,866
Stillwater Mining Co. 6.125% 6/27/22 (b)		1,978,000	1,990,363
Usiminas International SARL 5.875% 7/18/26 (b)		400,000	402,400
Vale Overseas Ltd. 4.375% 1/11/22		130,000	134,347
Vedanta Resources PLC:
6.375% 7/30/22 (b)		2,215,000	2,125,016
8.25% 6/7/21 (b)		830,000	860,347
			38,910,231
Paper & Forest Products - 0.0%
Berry Global Escrow Corp. 4.875% 7/15/26 (b)		1,995,000	2,094,750
TOTAL MATERIALS			101,297,683
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 1.7%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	1,500,000	1,741,166
American Campus Communities Operating Partnership LP 3.75% 4/15/23		1,267,000	1,328,020
American Homes 4 Rent 4.25% 2/15/28		498,000	541,000
AvalonBay Communities, Inc. 3.625% 10/1/20		1,816,000	1,839,538
Boston Properties, Inc.:
3.85% 2/1/23		2,116,000	2,233,604
4.5% 12/1/28		7,625,000	8,810,279
Camden Property Trust:
2.95% 12/15/22		2,403,000	2,464,045
4.25% 1/15/24		3,336,000	3,610,803
Care Capital Properties LP 5.125% 8/15/26		2,780,000	3,001,648
Corporate Office Properties LP 5% 7/1/25		4,492,000	4,888,588
Corrections Corp. of America:
4.125% 4/1/20		955,000	952,613
4.625% 5/1/23		2,335,000	2,253,275
5% 10/15/22		1,895,000	1,876,050
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		1,847,000	1,902,742
DDR Corp.:
3.625% 2/1/25		3,106,000	3,204,854
4.25% 2/1/26		10,537,000	11,235,117
4.625% 7/15/22		2,313,000	2,425,165
4.7% 6/1/27		496,000	548,368
Duke Realty LP:
3.625% 4/15/23		2,282,000	2,389,382
3.75% 12/1/24		1,963,000	2,099,809
3.875% 10/15/22		6,311,000	6,615,314
Equity One, Inc. 3.75% 11/15/22		6,569,000	6,846,426
ERP Operating LP 4.75% 7/15/20		2,795,000	2,839,726
HCP, Inc.:
3.25% 7/15/26		1,156,000	1,195,456
3.5% 7/15/29		1,322,000	1,396,030
Hudson Pacific Properties LP 4.65% 4/1/29		15,534,000	17,459,970
iStar Financial, Inc. 6% 4/1/22		456,000	467,970
Lexington Corporate Properties Trust 4.4% 6/15/24		1,672,000	1,749,364
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		2,811,000	3,000,743
5.25% 8/1/26		2,057,000	2,173,323
6.375% 3/1/24		817,000	855,808
Omega Healthcare Investors, Inc.:
4.375% 8/1/23		15,275,000	16,098,235
4.5% 1/15/25		3,878,000	4,099,949
4.5% 4/1/27		18,502,000	19,811,620
4.75% 1/15/28		10,700,000	11,652,214
4.95% 4/1/24		9,768,000	10,517,024
5.25% 1/15/26		10,610,000	11,741,213
Retail Opportunity Investments Partnership LP:
4% 12/15/24		1,225,000	1,253,281
5% 12/15/23		737,000	781,193
Samhallsbyggnadsbolaget I Norden AB:
1.125% 9/4/26 (Reg. S)	EUR	1,880,000	2,052,577
1.75% 1/14/25 (Reg. S)	EUR	3,500,000	4,002,912
Senior Housing Properties Trust 6.75% 4/15/20		91,000	91,398
Store Capital Corp. 4.625% 3/15/29		3,549,000	3,942,889
Ventas Realty LP:
3% 1/15/30		9,057,000	9,117,569
3.125% 6/15/23		1,981,000	2,044,535
3.5% 2/1/25		2,163,000	2,276,152
3.75% 5/1/24		9,073,000	9,626,340
4% 3/1/28		3,986,000	4,330,607
4.125% 1/15/26		2,017,000	2,186,099
Weingarten Realty Investors 3.375% 10/15/22		990,000	1,014,071
WP Carey, Inc.:
3.85% 7/15/29		2,566,000	2,724,505
4% 2/1/25		12,346,000	13,025,514
			236,336,093
Real Estate Management & Development - 0.9%
Brandywine Operating Partnership LP:
3.95% 2/15/23		10,562,000	11,048,478
3.95% 11/15/27		8,220,000	8,666,354
4.1% 10/1/24		5,764,000	6,107,008
4.55% 10/1/29		6,226,000	6,808,402
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	5,000,000	5,627,479
Deutsche Annington Finance BV 5% 10/2/23 (b)		2,105,000	2,231,538
Digital Realty Trust LP:
3.625% 10/1/22		3,341,000	3,471,865
3.95% 7/1/22		4,297,000	4,500,311
4.75% 10/1/25		11,110,000	12,326,745
Essex Portfolio LP 3.875% 5/1/24		3,195,000	3,409,600
Greystar Real Estate Partners 5.75% 12/1/25 (b)		261,000	267,616
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	5,085,000	5,785,558
Host Hotels & Resorts LP 4.75% 3/1/23		54,000	57,840
Howard Hughes Corp. 5.375% 3/15/25 (b)		3,988,000	4,107,640
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		187,000	129,965
Kennedy-Wilson, Inc. 5.875% 4/1/24		294,000	300,983
Liberty Property LP:
3.375% 6/15/23		2,967,000	3,079,497
4.125% 6/15/22		5,400,000	5,657,128
4.4% 2/15/24		4,724,000	5,121,708
4.75% 10/1/20		4,095,000	4,182,725
Mack-Cali Realty LP:
3.15% 5/15/23		5,348,000	5,085,056
4.5% 4/18/22		6,302,000	6,330,162
Post Apartment Homes LP 3.375% 12/1/22		933,000	963,828
SELP Finance SARL 1.5% 12/20/26 (Reg. S)	EUR	1,700,000	1,961,270
Shimao Property Holdings Ltd. 4.75% 7/3/22		965,000	974,348
Tanger Properties LP:
3.125% 9/1/26		4,970,000	4,924,568
3.75% 12/1/24		8,801,000	9,053,193
3.875% 12/1/23		1,746,000	1,809,205
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (b)		1,987,000	2,093,801
			126,083,871
TOTAL REAL ESTATE			362,419,964
UTILITIES - 1.7%
Electric Utilities - 0.9%
American Electric Power Co., Inc. 2.95% 12/15/22		1,791,000	1,829,370
Clearway Energy Operating LLC 5.75% 10/15/25 (b)		1,252,000	1,305,235
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (b)		10,650,000	11,365,261
6.4% 9/15/20 (b)		9,399,000	9,751,935
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (b)		2,922,000	2,929,305
5.75% 1/26/21 (Reg. S)		1,015,000	1,017,538
7.125% 2/11/25 (b)		590,000	606,225
Eversource Energy 2.8% 5/1/23		5,482,000	5,583,545
Exelon Corp. 2.85% 6/15/20		1,774,000	1,781,900
FirstEnergy Corp.:
4.25% 3/15/23		11,339,000	12,049,697
7.375% 11/15/31		23,272,000	33,369,917
InterGen NV 7% 6/30/23 (b)		4,030,000	3,687,450
IPALCO Enterprises, Inc.:
3.45% 7/15/20		9,979,000	10,039,075
3.7% 9/1/24		3,797,000	3,972,508
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		350,000	464,916
LG&E and KU Energy LLC 3.75% 11/15/20		526,000	533,912
Monongahela Power Co. 4.1% 4/15/24 (b)		1,445,000	1,561,630
NRG Yield Operating LLC 5% 9/15/26		1,432,000	1,449,900
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		2,965,411	3,180,403
NV Energy, Inc. 6.25% 11/15/20		1,270,000	1,328,008
ORSTED A/S 2.125% 5/17/27 (Reg. S)	GBP	1,700,000	2,194,742
Pampa Holding SA 7.5% 1/24/27 (b)		321,000	192,600
PPL Capital Funding, Inc. 3.4% 6/1/23		2,607,000	2,694,184
TECO Finance, Inc. 5.15% 3/15/20		1,365,000	1,384,620
Vattenfall AB 0.5% 6/24/26 (Reg. S)	EUR	1,310,000	1,491,659
Vistra Operations Co. LLC:
5% 7/31/27 (b)		1,855,000	1,915,288
5.5% 9/1/26 (b)		6,599,000	6,928,950
			124,609,773
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21		1,323,000	1,361,162
Independent Power and Renewable Electricity Producers - 0.3%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		17,828,000	19,120,530
Emera U.S. Finance LP:
2.7% 6/15/21		1,835,000	1,848,239
3.55% 6/15/26		2,935,000	3,097,603
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		1,904,000	1,974,448
4.5% 9/15/27 (b)		339,000	348,323
NRG Energy, Inc.:
5.25% 6/15/29 (b)		1,975,000	2,107,463
6.625% 1/15/27		615,000	664,200
Talen Energy Supply LLC:
6.5% 6/1/25		315,000	239,400
10.5% 1/15/26 (b)		3,930,000	3,572,370
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)		747,000	765,414
5% 1/31/28 (b)		842,000	876,749
6.625% 6/15/25 (b)(c)		2,015,000	2,125,825
The AES Corp.:
4.5% 3/15/23		1,054,000	1,083,407
4.875% 5/15/23		3,453,000	3,500,479
5.125% 9/1/27		2,642,000	2,832,303
6% 5/15/26		561,000	601,527
			44,758,280
Multi-Utilities - 0.5%
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (c)(d)		12,786,000	11,954,910
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (c)(d)		3,755,000	3,548,475
NiSource Finance Corp.:
5.25% 2/15/43		4,623,000	5,717,242
5.8% 2/1/42		2,300,000	3,018,310
5.95% 6/15/41		4,294,000	5,737,840
NiSource, Inc. 2.95% 9/1/29		17,668,000	18,063,008
Puget Energy, Inc.:
6% 9/1/21		5,649,000	6,029,039
6.5% 12/15/20		1,860,000	1,955,513
Sempra Energy:
2.875% 10/1/22		2,090,000	2,123,432
6% 10/15/39		5,447,000	7,132,345
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (c)(d)		1,401,000	1,184,840
			66,464,954
TOTAL UTILITIES			237,194,169

TOTAL NONCONVERTIBLE BONDS			4,952,616,283

TOTAL CORPORATE BONDS
(Cost $4,628,322,169)			4,955,428,588

U.S. Government and Government Agency Obligations - 31.4%
U.S. Treasury Inflation-Protected Obligations - 3.8%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45		$56,880,426	$62,123,843
1% 2/15/46		21,123,218	24,462,583
1% 2/15/49		19,207,962	22,675,296
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24		19,314,732	19,469,720
0.375% 7/15/25		98,650,816	101,084,440
0.375% 1/15/27		41,022,746	42,122,089
0.625% 1/15/26		73,802,429	76,633,865
0.75% 7/15/28		112,313,140	120,145,835
0.875% 1/15/29		58,947,946	63,823,357

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			532,541,028

U.S. Treasury Obligations - 27.6%
U.S. Treasury Bonds:
2.25% 8/15/46 (f)(g)		148,800	157,594
2.75% 11/15/47		104,081,100	121,738,296
3% 5/15/45		33,263,500	40,334,592
3% 2/15/48		8,605,900	10,549,287
3% 2/15/49		329,259,000	405,631,652
5% 5/15/37		9,400	14,152
U.S. Treasury Notes:
1.25% 10/31/21 (f)(g)		1,742,100	1,732,437
1.375% 8/31/26		449,636,000	447,264,872
1.625% 8/15/29		211,900,000	214,308,708
1.75% 6/30/24		480,260,000	487,989,122
1.875% 7/31/22		75,880,400	76,808,156
2% 4/30/24		9,073,300	9,311,474
2% 11/15/26		13,667,000	14,178,979
2.125% 12/31/22		101,770,200	104,079,906
2.125% 3/31/24		74,269,000	76,592,807
2.125% 7/31/24		126,782,000	131,055,940
2.125% 11/30/24 (h)		20,001,700	20,709,573
2.125% 5/15/25 (f)(g)		834,700	866,197
2.125% 5/31/26		313,445,000	326,913,340
2.25% 4/30/24		219,880,000	228,151,268
2.25% 12/31/24		224,574,900	234,101,789
2.25% 2/15/27		39,711,900	41,936,387
2.25% 11/15/27		113,969,800	120,759,016
2.375% 4/30/26		84,892,000	89,839,612
2.375% 5/15/29		2,775,000	2,991,797
2.5% 3/31/23		232,309,800	241,021,418
2.5% 1/31/24		130,600,000	136,609,640
2.75% 11/30/20 (f)(h)		4,304,000	4,358,977
2.75% 2/15/28		54,737,100	60,234,330
2.875% 11/30/25		50,000,000	54,246,094
2.875% 8/15/28		78,639,600	87,689,297
3.125% 11/15/28		92,066,000	104,858,139

TOTAL U.S. TREASURY OBLIGATIONS			3,897,034,848

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,124,071,056)			4,429,575,876

U.S. Government Agency - Mortgage Securities - 23.3%
Fannie Mae - 6.2%
12 month U.S. LIBOR + 1.445% 4.497% 4/1/37 (c)(d)		19,213	19,966
12 month U.S. LIBOR + 1.480% 4.242% 7/1/34 (c)(d)		6,705	6,980
12 month U.S. LIBOR + 1.495% 4.509% 1/1/35 (c)(d)		21,122	21,882
12 month U.S. LIBOR + 1.553% 4.337% 6/1/36 (c)(d)		16,926	17,646
12 month U.S. LIBOR + 1.565% 4.69% 3/1/37 (c)(d)		8,537	8,894
12 month U.S. LIBOR + 1.594% 4.485% 5/1/36 (c)(d)		40,474	42,198
12 month U.S. LIBOR + 1.617% 4.583% 3/1/33 (c)(d)		15,336	15,919
12 month U.S. LIBOR + 1.641% 4.38% 9/1/36 (c)(d)		11,021	11,486
12 month U.S. LIBOR + 1.645% 4.693% 6/1/47 (c)(d)		17,760	18,623
12 month U.S. LIBOR + 1.666% 4.538% 11/1/36 (c)(d)		10,979	11,449
12 month U.S. LIBOR + 1.711% 4.595% 6/1/42 (c)(d)		29,877	31,092
12 month U.S. LIBOR + 1.718% 4.399% 5/1/35 (c)(d)		32,956	34,338
12 month U.S. LIBOR + 1.745% 4.755% 7/1/35 (c)(d)		14,609	15,228
12 month U.S. LIBOR + 1.750% 4.479% 8/1/41 (c)(d)		43,372	45,106
12 month U.S. LIBOR + 1.752% 4.734% 3/1/40 (c)(d)		46,512	48,599
12 month U.S. LIBOR + 1.788% 4.913% 2/1/36 (c)(d)		39,008	40,732
12 month U.S. LIBOR + 1.800% 4.492% 7/1/41 (c)(d)		39,466	41,296
12 month U.S. LIBOR + 1.800% 4.786% 1/1/42 (c)(d)		103,568	107,354
12 month U.S. LIBOR + 1.810% 4.81% 12/1/39 (c)(d)		17,148	17,871
12 month U.S. LIBOR + 1.812% 4.596% 12/1/40 (c)(d)		1,180,881	1,230,837
12 month U.S. LIBOR + 1.818% 4.535% 7/1/41 (c)(d)		21,036	21,961
12 month U.S. LIBOR + 1.818% 4.568% 9/1/41 (c)(d)		12,020	12,511
12 month U.S. LIBOR + 1.818% 4.932% 2/1/42 (c)(d)		95,840	99,731
12 month U.S. LIBOR + 1.820% 4.82% 12/1/35 (c)(d)		42,579	44,533
12 month U.S. LIBOR + 1.830% 4.657% 10/1/41 (c)(d)		14,372	14,998
12 month U.S. LIBOR + 1.851% 4.58% 5/1/36 (c)(d)		13,967	14,612
12 month U.S. LIBOR + 1.900% 4.776% 7/1/37 (c)(d)		12,430	13,077
6 month U.S. LIBOR + 1.505% 4.103% 1/1/35 (c)(d)		35,914	37,116
6 month U.S. LIBOR + 1.535% 4.178% 3/1/35 (c)(d)		5,134	5,311
6 month U.S. LIBOR + 1.535% 4.315% 12/1/34 (c)(d)		8,103	8,362
6 month U.S. LIBOR + 1.556% 4.278% 10/1/33 (c)(d)		2,711	2,796
6 month U.S. LIBOR + 1.565% 4.085% 7/1/35 (c)(d)		3,261	3,379
6 month U.S. LIBOR + 1.740% 4.365% 12/1/34 (c)(d)		483	502
6 month U.S. LIBOR + 1.960% 4.725% 9/1/35 (c)(d)		5,922	6,181
U.S. TREASURY 1 YEAR INDEX + 1.945% 4.27% 10/1/33 (c)(d)		61,136	63,987
U.S. TREASURY 1 YEAR INDEX + 2.208% 4.833% 3/1/35 (c)(d)		5,101	5,346
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.676% 6/1/36 (c)(d)		38,917	40,646
U.S. TREASURY 1 YEAR INDEX + 2.295% 4.678% 10/1/33 (c)(d)		18,150	18,946
U.S. TREASURY 1 YEAR INDEX + 2.447% 4.946% 7/1/34 (c)(d)		43,133	45,156
2.5% 10/1/32 to 8/1/43		59,076,293	59,888,818
3% 7/1/27 to 1/1/47		242,979,742	250,566,117
3.5% 7/1/32 to 1/1/48 (f)(h)		169,010,959	177,456,460
4% 5/1/29 to 12/1/48		229,289,517	241,884,874
4.5% 6/1/33 to 12/1/48		85,668,014	92,144,587
5% 12/1/19 to 3/1/45		31,696,840	34,549,204
5.251% 8/1/41 (c)		641,423	699,199
5.5% 10/1/21 to 5/1/44		7,726,833	8,538,528
6% 2/1/20 to 1/1/42		3,003,157	3,396,028
6.5% 3/1/22 to 4/1/37		1,299,852	1,464,527
6.531% 2/1/39 (c)		714,597	772,390
7% 9/1/21 to 7/1/37		283,706	319,292
7.5% 6/1/25 to 2/1/32		124,076	139,922
8% 8/1/29 to 3/1/37		4,104	4,891
9.5% 9/1/21		64	65

TOTAL FANNIE MAE			874,071,549

Freddie Mac - 4.7%
12 month U.S. LIBOR + 1.325% 4.237% 1/1/36 (c)(d)		10,633	10,964
12 month U.S. LIBOR + 1.375% 4.28% 3/1/36 (c)(d)		35,491	36,653
12 month U.S. LIBOR + 1.500% 4.53% 3/1/36 (c)(d)		31,288	32,462
12 month U.S. LIBOR + 1.515% 4.39% 11/1/35 (c)(d)		9,226	9,540
12 month U.S. LIBOR + 1.750% 4.406% 7/1/41 (c)(d)		112,964	117,535
12 month U.S. LIBOR + 1.750% 4.644% 12/1/40 (c)(d)		615,291	638,122
12 month U.S. LIBOR + 1.754% 4.498% 9/1/41 (c)(d)		213,246	220,727
12 month U.S. LIBOR + 1.793% 4.695% 4/1/37 (c)(d)		12,191	12,723
12 month U.S. LIBOR + 1.864% 4.739% 4/1/36 (c)(d)		12,117	12,733
12 month U.S. LIBOR + 1.877% 4.787% 4/1/41 (c)(d)		16,467	17,143
12 month U.S. LIBOR + 1.880% 4.63% 9/1/41 (c)(d)		15,639	16,296
12 month U.S. LIBOR + 1.884% 4.628% 10/1/42 (c)(d)		178,404	185,687
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (c)(d)		14,834	15,489
12 month U.S. LIBOR + 1.910% 4.73% 6/1/41 (c)(d)		31,156	32,545
12 month U.S. LIBOR + 1.910% 4.785% 5/1/41 (c)(d)		26,483	27,823
12 month U.S. LIBOR + 1.910% 4.807% 5/1/41 (c)(d)		31,704	33,047
12 month U.S. LIBOR + 1.920% 4.67% 6/1/36 (c)(d)		6,929	7,286
12 month U.S. LIBOR + 1.998% 4.913% 4/1/38 (c)(d)		34,954	36,712
12 month U.S. LIBOR + 2.045% 4.785% 7/1/36 (c)(d)		19,356	20,303
12 month U.S. LIBOR + 2.070% 4.998% 3/1/33 (c)(d)		534	557
12 month U.S. LIBOR + 2.200% 5.075% 12/1/36 (c)(d)		29,877	31,275
6 month U.S. LIBOR + 1.125% 3.849% 8/1/37 (c)(d)		11,539	11,770
6 month U.S. LIBOR + 1.445% 4.195% 3/1/35 (c)(d)		12,576	12,949
6 month U.S. LIBOR + 1.608% 4.205% 12/1/35 (c)(d)		3,335	3,452
6 month U.S. LIBOR + 1.647% 4.289% 2/1/37 (c)(d)		46,318	47,961
6 month U.S. LIBOR + 1.720% 4.247% 8/1/37 (c)(d)		17,756	18,460
6 month U.S. LIBOR + 1.746% 4.58% 5/1/37 (c)(d)		4,595	4,781
6 month U.S. LIBOR + 1.843% 4.534% 10/1/36 (c)(d)		51,360	53,422
6 month U.S. LIBOR + 1.912% 4.623% 10/1/35 (c)(d)		31,184	32,431
6 month U.S. LIBOR + 2.020% 4.65% 6/1/37 (c)(d)		9,059	9,444
6 month U.S. LIBOR + 2.040% 4.665% 6/1/37 (c)(d)		13,604	14,200
6 month U.S. LIBOR + 2.276% 4.955% 10/1/35 (c)(d)		14,199	14,738
U.S. TREASURY 1 YEAR INDEX + 2.035% 4.58% 6/1/33 (c)(d)		43,159	45,169
U.S. TREASURY 1 YEAR INDEX + 2.286% 4.828% 6/1/33 (c)(d)		83,335	87,032
U.S. TREASURY 1 YEAR INDEX + 2.412% 4.902% 3/1/35 (c)(d)		166,256	173,553
2.5% 8/1/32 to 5/1/33		13,996,761	14,207,368
3% 4/1/32 to 2/1/47		145,039,655	149,521,316
3.5% 1/1/32 to 5/1/49 (g)		244,290,579	256,128,386
3.5% 8/1/47		62,888	65,902
4% 6/1/33 to 10/1/48		174,777,845	185,321,270
4% 4/1/48		483,087	504,912
4.5% 6/1/25 to 12/1/48		39,902,678	42,810,680
5% 6/1/20 to 7/1/41		5,679,137	6,276,320
5.5% 10/1/19 to 5/1/40		1,989,981	2,196,061
6% 10/1/21 to 12/1/37		567,778	636,617
6.5% 9/1/21 to 9/1/39		743,069	843,825
7% 8/1/21 to 9/1/36		259,798	295,671
7.5% 1/1/27 to 4/1/32		5,678	6,478
8% 7/1/24 to 4/1/32		7,588	8,661
8.5% 6/1/22 to 1/1/28		6,259	6,964

TOTAL FREDDIE MAC			660,875,415

Ginnie Mae - 9.1%
3.5% 9/20/40 to 8/20/48		291,874,560	305,637,287
4% 5/20/33 to 5/20/49		136,475,021	145,124,062
4.5% 6/20/33 to 6/20/47		70,824,959	75,276,102
5% 12/15/32 to 9/15/41		6,035,206	6,657,442
5.5% 7/15/33 to 9/15/39		440,025	492,898
6% 10/15/30 to 11/15/39		150,251	168,899
7% 11/15/22 to 3/15/33		272,926	309,418
7.5% 2/15/22 to 9/15/31		97,609	107,476
8% 11/15/21 to 11/15/29		28,174	30,588
8.5% 10/15/21 to 1/15/31		6,034	6,830
9% 10/15/19 to 1/15/23		53	57
9.5% 12/15/20 to 3/15/23		20	21
3% 5/20/42 to 9/20/48		111,311,734	115,132,220
3% 9/1/49 (i)		16,750,000	17,272,794
3% 9/1/49 (i)		33,650,000	34,700,270
3% 9/1/49 (i)		10,600,000	10,930,843
3% 9/1/49 (i)		10,500,000	10,827,722
3% 9/1/49 (i)		8,600,000	8,868,420
3% 9/1/49 (i)		12,500,000	12,890,145
3% 9/1/49 (i)		11,800,000	12,168,297
3% 9/1/49 (i)		11,950,000	12,322,979
3% 9/1/49 (i)		10,050,000	10,363,677
3% 9/1/49 (i)		1,400,000	1,443,696
3% 9/1/49 (i)		10,100,000	10,415,237
3% 9/1/49 (i)		28,200,000	29,080,167
3% 9/1/49 (i)		6,000,000	6,187,270
3% 9/1/49 (i)		4,600,000	4,743,573
3% 9/1/49 (i)		4,000,000	4,124,846
3% 9/1/49 (i)		4,000,000	4,124,846
3% 9/1/49 (i)		38,050,000	39,237,601
3% 9/1/49 (i)		8,550,000	8,816,859
3% 10/1/49 (i)		56,000,000	57,673,470
3.5% 9/1/49 (i)		44,200,000	45,919,658
3.5% 9/1/49 (i)		35,200,000	36,569,502
3.5% 9/1/49 (i)		29,100,000	30,232,173
3.5% 9/1/49 (i)		23,000,000	23,894,845
3.5% 9/1/49 (i)		25,500,000	26,492,111
3.5% 9/1/49 (i)		12,200,000	12,674,657
3.5% 9/1/49 (i)		22,750,000	23,635,118
3.5% 9/1/49 (i)		22,650,000	23,531,228
3.5% 9/1/49 (i)		50,100,000	52,049,206
3.5% 9/1/49 (i)		54,100,000	56,204,831
4% 9/1/49 (i)		8,200,000	8,544,015
6.5% 3/20/31 to 6/15/37		83,502	95,477

TOTAL GINNIE MAE			1,284,978,833

Uniform Mortgage Backed Securities - 3.3%
2.5% 9/1/34 (i)		43,450,000	44,044,044
3% 9/1/34 (i)		59,825,000	61,343,993
3% 9/1/49 (i)		72,150,000	73,542,271
3% 9/1/49 (i)		21,000,000	21,405,235
3% 9/1/49 (i)		5,900,000	6,013,852
3% 9/1/49 (i)		17,900,000	18,245,415
3% 9/1/49 (i)		7,000,000	7,135,078
3% 9/1/49 (i)		6,500,000	6,625,430
3% 9/1/49 (i)		6,500,000	6,625,430
3% 9/1/49 (i)		14,900,000	15,187,524
3.5% 9/1/49 (i)		27,900,000	28,669,429
3.5% 9/1/49 (i)		19,900,000	20,448,804
3.5% 9/1/49 (i)		17,200,000	17,674,343
3.5% 9/1/49 (i)		5,800,000	5,959,953
3.5% 9/1/49 (i)		10,100,000	10,378,539
3.5% 9/1/49 (i)		7,500,000	7,706,836
3.5% 9/1/49 (i)		16,600,000	17,057,796
3.5% 9/1/49 (i)		16,600,000	17,057,796
4% 9/1/49 (i)		15,600,000	16,193,904
4% 9/1/49 (i)		20,300,000	21,072,837
4% 9/1/49 (i)		35,900,000	37,266,742
4% 9/1/49 (i)		4,300,000	4,463,704
4.5% 9/1/49 (i)		4,200,000	4,420,834

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			468,539,789

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,196,314,644)			3,288,465,586

Asset-Backed Securities - 2.4%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)		$6,823,042	$6,897,359
Series 2019-1 Class A, 3.844% 5/15/39 (b)		8,443,872	8,499,792
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 3.6184% 7/22/32 (b)(c)(d)		12,631,000	12,631,000
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)		261,000	297,092
Series 2015-SFR1 Class E, 5.639% 4/17/52 (b)		364,000	401,935
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (b)		611,000	694,169
Class XS, 0% 10/17/52 (b)(c)(j)(k)		424,498	4
Ares Xli Clo Ltd. / Ares Xli Cl Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 3.5034% 1/15/29 (b)(c)(d)		14,121,000	14,116,326
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 4.2168% 6/26/34 (b)(c)(d)		3,518	7,540
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (b)		14,039,703	14,569,119
Class AA, 2.487% 12/16/41 (b)		2,725,938	2,723,390
CAM Mortgage Trust Series 2018-1 Class A1, 3.96% 12/1/65 (b)		359,234	359,047
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)		12,559,331	12,818,678
Class B, 5.095% 4/15/39 (b)		4,308,357	4,401,144
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)		11,339,415	11,622,874
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 0% 10/20/32 (b)(c)(d)(i)		9,285,000	9,285,000
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 3.8749% 5/29/32 (b)(c)(d)		6,355,000	6,351,206
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 3.4953% 10/25/37 (b)(c)(d)		4,802,348	4,852,998
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (b)		3,794,387	3,815,162
Consumer Loan Underlying Bond Credit Trust Series 2019-P1 Class A, 2.94% 7/15/26 (b)		6,453,058	6,474,708
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.3953% 3/25/32 (c)(d)		1,167	1,234
Series 2004-7 Class AF5, 4.706% 1/25/35 (c)		43,871	43,751
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 5.9458% 1/28/40 (b)(c)(d)(k)		185,379	19
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (b)		6,192,698	6,322,558
Class A2II, 4.03% 11/20/47 (b)		10,492,118	10,944,747
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		19,880	20,142
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 3.5834% 4/15/29 (b)(c)(d)		14,945,000	14,983,558
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 3.7622% 5/15/32 (b)(c)(d)		10,386,000	10,368,697
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.9703% 3/25/34 (c)(d)		779	733
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30		1,720,000	1,929,997
Home Partners of America Credit Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.650% 4.832% 7/17/34 (b)(c)(d)		153,000	153,276
Class F, 1 month U.S. LIBOR + 3.539% 5.721% 7/17/34 (b)(c)(d)		197,000	197,272
Home Partners of America Trust Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 4.532% 7/17/37 (b)(c)(d)		389,000	383,860
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)		5,617,973	5,872,401
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)		5,837,339	5,901,025
Invitation Homes Trust:
Series 2017-SFR2 Class E, 1 month U.S. LIBOR + 2.250% 4.432% 12/17/36 (b)(c)(d)		132,379	132,378
Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 4.4451% 6/17/37 (b)(c)(d)		701,000	697,313
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 3.4976% 1/20/29 (b)(c)(d)		5,120,000	5,117,343
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 3.603% 7/15/32 (b)(c)(d)		12,607,000	12,599,625
Magnetite CLO Ltd. Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 3.9086% 4/20/30 (b)(c)(d)		11,179,000	11,177,010
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)		5,942,114	6,193,399
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (b)		3,643,374	3,661,621
Series 2018-3A Class A 3.5545% 11/25/28 (b)		7,698,380	7,680,143
Series 2019-1A Class A, 2.6513% 6/25/29 (b)		6,088,024	6,103,294
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.6553% 9/25/35 (c)(d)		266,004	265,813
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 3.6939% 7/17/32 (b)(c)(d)		12,592,000	12,585,339
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 3.0755% 7/25/25 (c)(d)		1,674,965	1,675,534
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (c)(d)		536,000	538,255
Progress Residential Trust:
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (b)		100,000	102,477
Series 2018-SFR1 Class F, 4.778% 3/17/35 (b)		269,000	275,784
Series 2018-SFR2 Class F, 4.953% 8/17/35 (b)		166,000	172,479
Series 2018-SFR3 Class F, 5.368% 10/17/35 (b)		392,000	412,610
Series 2019-SFR1 Class F, 5.061% 8/17/35 (b)		330,000	345,515
Series 2019-SFR2 Class F, 4.837% 5/17/36 (b)		116,000	121,057
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)		10,640,353	10,866,803
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 5.5562% 12/25/33 (c)		13,316	8,726
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 4.7951% 1/17/35 (b)(c)(d)		527,000	526,998
Class F, 1 month U.S. LIBOR + 3.400% 5.5951% 1/17/35 (b)(c)(d)		529,000	529,330
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 6.7868% 12/5/36 (b)(c)(d)(k)		335,826	25
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (c)(d)		9,027	8,785
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 4.212% 5/17/32 (b)		7,935,227	8,140,980
Series 2018-A Class A, 4.147% 9/15/38 (b)		11,989,006	12,351,944
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (b)		10,194,758	10,640,238
Series 2018-6 Class A1A, 3.75% 3/25/58 (b)		13,460,337	13,891,009
Series 2019-1 Class A1, 3.75% 3/25/58 (b)		5,099,447	5,347,880
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (b)(c)(d)(k)		934,000	697,044
Tricon American Homes:
Series 2016-SFR1:
Class B, 2.989% 11/17/33 (b)		188,000	188,643
Class F, 5.769% 11/17/33 (b)		442,000	456,749
Series 2017-SFR1 Class F, 5.151% 9/17/34 (b)		927,000	963,814
Series 2018-SFR1 Class F, 4.96% 5/17/37 (b)		743,000	778,959
Upgrade Receivables Trust Series 2019-1A Class A, 3.48% 3/15/25 (b)		3,475,451	3,487,636
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (b)		403,000	402,872
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 3.9137% 4/15/32 (b)(c)(d)		12,578,000	12,570,969
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 3.5229% 7/20/32 (b)(c)(d)		13,214,000	13,206,798
TOTAL ASSET-BACKED SECURITIES
(Cost $337,411,787)			342,865,004

Collateralized Mortgage Obligations - 1.8%
Private Sponsor - 0.7%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 2.406% 6/27/36 (b)(c)(d)		1,473,146	1,448,818
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 2.4715% 7/26/36 (b)(c)		253,953	250,079
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 1 month U.S. LIBOR + 0.560% 2.7053% 1/25/35 (c)(d)		26,017	25,958
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (b)(c)		1,552,083	1,575,104
Citigroup Mortgage Loan Trust, Inc. sequential payer Series 2009-5 Class 5A1, 4.8126% 1/25/37 (b)(c)		290,298	295,066
Countrywide Home Loans, Inc. Series 2003-R1:
Class 2B4, 3.3614% 2/25/43 (b)(c)(k)		2,194	456
Class 2B5, 3.3614% 2/25/43 (b)(c)		1,345	62
Credit Suisse Mortgage Trust Series 2010-9R Class 2A5, 4% 2/27/38 (b)		1,295,233	1,308,846
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 2.4664% 5/27/37 (b)(c)(d)		1,839,758	1,778,883
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 2.966% 5/27/37 (b)(c)(d)		151,391	145,653
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (b)(c)		3,570,556	3,570,271
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5393% 12/25/46 (b)(c)		330,000	332,479
Series 2010-K7 Class B, 5.6874% 4/25/20 (b)(c)		362,930	368,137
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.5823% 8/25/60 (b)(c)(d)		8,267,221	8,251,265
GSR Mortgage Loan Trust floater Series 2007-AR1 Class 6A1, 4.2778% 3/25/37 (c)		40,184	39,907
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.7234% 10/15/54 (b)(c)(d)		10,843,038	10,831,848
JP Morgan Resecuritization Trust floater Series 2012-2 Class 6A1, 1 month U.S. LIBOR + 0.210% 2.4711% 6/21/36 (b)(c)(d)		521,036	518,624
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.9023% 12/22/69 (b)(c)(d)		6,825,467	6,844,633
Series 2019-2A Class 1A, 2.71% 12/22/69 (b)		24,365,000	24,537,699
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (c)(d)		129,253	129,882
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.4353% 7/25/35 (c)(d)		29,043	29,056
Permanent Master Issuer PLC floater Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.6834% 7/15/58 (b)(c)(d)		22,095,000	22,090,493
RBSSP Resecuritization Trust sequential payer Series 2010-1 Class 2A1, 4.1275% 7/26/45 (b)(c)		1,371,211	1,388,089
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (c)(d)		3,891	3,786
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.8476% 1/21/70 (b)(c)(d)		13,600,000	13,603,142
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 2.7853% 9/25/43 (c)(d)		1,801,891	1,813,942
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-BB Class A2, 4.9504% 1/25/35 (c)		301,022	307,656
Series 2005-AR10 Class 2A15, 4.9834% 6/25/35 (c)		1,779,410	1,822,655
Series 2005-AR2 Class 1A2, 5.0775% 3/25/35 (c)		234,209	237,583
Winwater Mortgage Loan Trust sequential payer Series 2015-1 Class A9, 2.5% 1/20/45 (b)		1,331,750	1,329,975

TOTAL PRIVATE SPONSOR			104,880,047

U.S. Government Agency - 1.1%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 2.9453% 2/25/32 (c)(d)		5,548	5,612
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 3.182% 3/18/32 (c)(d)		10,179	10,386
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 3.1453% 4/25/32 (c)(d)		11,831	12,024
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 3.1453% 10/25/32 (c)(d)		15,268	15,519
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 2.8953% 1/25/32 (c)(d)		5,751	5,809
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 5.9548% 12/25/33 (c)(j)(l)		185,958	47,744
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 4.5348% 11/25/36 (c)(j)(l)		135,816	26,540
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22		4,406	4,641
Series 1993-207 Class H, 6.5% 11/25/23		65,209	69,528
Series 1996-28 Class PK, 6.5% 7/25/25		22,464	24,033
Series 1999-17 Class PG, 6% 4/25/29		82,058	89,213
Series 1999-32 Class PL, 6% 7/25/29		77,436	85,559
Series 1999-33 Class PK, 6% 7/25/29		57,739	62,978
Series 2001-52 Class YZ, 6.5% 10/25/31		7,257	8,370
Series 2003-28 Class KG, 5.5% 4/25/23		37,533	39,025
Series 2005-102 Class CO 11/25/35 (m)		41,170	37,831
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 11.9724% 8/25/35 (c)(l)		12,317	15,860
Series 2005-81 Class PC, 5.5% 9/25/35		109,209	120,410
Series 2006-12 Class BO 10/25/35 (m)		186,726	171,616
Series 2006-37 Class OW 5/25/36 (m)		18,319	16,737
Series 2006-45 Class OP 6/25/36 (m)		62,044	56,461
Series 2006-62 Class KP 4/25/36 (m)		105,634	96,866
Series 2012-149:
Class DA, 1.75% 1/25/43		2,132,430	2,121,481
Class GA, 1.75% 6/25/42		2,215,988	2,187,996
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27		17,338	19,666
Series 1999-25 Class Z, 6% 6/25/29		63,983	71,631
Series 2001-20 Class Z, 6% 5/25/31		86,022	94,406
Series 2001-31 Class ZC, 6.5% 7/25/31		48,042	54,598
Series 2002-16 Class ZD, 6.5% 4/25/32		26,772	30,955
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 5.4048% 11/25/32 (c)(j)(l)		108,060	15,883
Series 2012-67 Class AI, 4.5% 7/25/27 (j)		460,213	38,112
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 4.4948% 12/25/36 (c)(j)(l)		94,483	22,623
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 4.2948% 5/25/37 (c)(j)(l)		53,425	11,047
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 13.7319% 9/25/23 (c)(l)		3,065	3,647
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 5.9548% 3/25/33 (c)(j)(l)		13,654	2,945
Series 2005-72 Class ZC, 5.5% 8/25/35		735,855	801,336
Series 2005-79 Class ZC, 5.9% 9/25/35		499,731	575,382
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 27.7485% 6/25/37 (c)(l)		44,602	92,485
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (c)(l)		68,120	140,508
Class SB, 39.600% - 1 month U.S. LIBOR 26.7285% 7/25/37 (c)(l)		24,920	45,006
Series 2007-75 Class JI, 6.545% - 1 month U.S. LIBOR 4.3998% 8/25/37 (c)(j)(l)		2,018,748	412,777
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 4.2048% 3/25/38 (c)(j)(l)		358,529	68,004
Series 2009-85 Class IB, 4.5% 8/25/24 (j)		2,074	4
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 4.2148% 6/25/21 (c)(j)(l)		690	8
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 3.9048% 12/25/40 (c)(j)(l)		334,947	60,245
Class ZA, 4.5% 12/25/40		1,474,578	1,643,489
Series 2010-139 Class NI, 4.5% 2/25/40 (j)		254,586	18,954
Series 2010-150 Class ZC, 4.75% 1/25/41		1,745,928	1,979,211
Series 2010-17 Class DI, 4.5% 6/25/21 (j)		852	7
Series 2010-95 Class ZC, 5% 9/25/40		3,661,245	4,176,245
Series 2010-97 Class CI, 4.5% 8/25/25 (j)		29,535	497
Series 2011-39 Class ZA, 6% 11/25/32		238,077	272,462
Series 2011-4 Class PZ, 5% 2/25/41		769,956	892,804
Series 2011-67 Class AI, 4% 7/25/26 (j)		79,771	5,793
Series 2011-83 Class DI, 6% 9/25/26 (j)		75,047	4,438
Series 2012-100 Class WI, 3% 9/25/27 (j)		1,476,148	115,861
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 4.5048% 12/25/30 (c)(j)(l)		470,418	43,794
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.4048% 6/25/41 (c)(j)(l)		608,447	69,507
Series 2013-133 Class IB, 3% 4/25/32 (j)		930,272	58,951
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 3.9048% 1/25/44 (c)(j)(l)		498,215	81,533
Series 2013-51 Class GI, 3% 10/25/32 (j)		1,402,686	117,341
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 4.5748% 6/25/35 (c)(j)(l)		279,347	57,212
Series 2015-42 Class IL, 6% 6/25/45 (j)		2,080,183	425,198
Series 2015-70 Class JC, 3% 10/25/45		1,752,637	1,821,205
Series 2017-30 Class AI, 5.5% 5/25/47 (j)		1,116,577	224,730
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (j)		52,934	10,672
Series 343 Class 16, 5.5% 5/25/34 (j)		45,201	8,287
Series 348 Class 14, 6.5% 8/25/34 (c)(j)		30,804	6,790
Series 351:
Class 12, 5.5% 4/25/34 (c)(j)		20,376	3,618
Class 13, 6% 3/25/34 (j)		27,794	5,608
Series 359 Class 19, 6% 7/25/35 (c)(j)		17,221	3,601
Series 384 Class 6, 5% 7/25/37 (j)		219,172	37,362
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 2.9951% 1/15/32 (c)(d)		4,548	4,600
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 3.0951% 3/15/32 (c)(d)		6,431	6,522
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 3.1951% 3/15/32 (c)(d)		6,243	6,345
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 3.0951% 6/15/31 (c)(d)		11,535	11,692
Class FG, 1 month U.S. LIBOR + 0.900% 3.0951% 3/15/32 (c)(d)		3,555	3,605
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 2.4451% 5/15/37 (c)(d)		263,988	262,272
planned amortization class:
Series 2006-15 Class OP 3/25/36 (m)		186,346	171,263
Series 2095 Class PE, 6% 11/15/28		95,082	103,770
Series 2101 Class PD, 6% 11/15/28		7,583	8,258
Series 2121 Class MG, 6% 2/15/29		37,667	41,264
Series 2131 Class BG, 6% 3/15/29		263,237	287,984
Series 2137 Class PG, 6% 3/15/29		39,054	42,921
Series 2154 Class PT, 6% 5/15/29		66,267	73,594
Series 2162 Class PH, 6% 6/15/29		14,457	15,718
Series 2520 Class BE, 6% 11/15/32		93,989	105,287
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 5.4049% 3/15/23 (c)(j)(l)		2,049	67
Series 2693 Class MD, 5.5% 10/15/33		970,214	1,092,641
Series 2802 Class OB, 6% 5/15/34		126,497	136,605
Series 2962 Class BE, 4.5% 4/15/20		17,163	17,227
Series 3002 Class NE, 5% 7/15/35		254,986	274,175
Series 3110 Class OP 9/15/35 (m)		108,307	102,661
Series 3119 Class PO 2/15/36 (m)		224,727	205,342
Series 3121 Class KO 3/15/36 (m)		37,547	34,497
Series 3123 Class LO 3/15/36 (m)		125,102	114,457
Series 3145 Class GO 4/15/36 (m)		121,365	111,426
Series 3189 Class PD, 6% 7/15/36		213,718	249,032
Series 3225 Class EO 10/15/36 (m)		66,917	61,141
Series 3258 Class PM, 5.5% 12/15/36		108,703	117,960
Series 3415 Class PC, 5% 12/15/37		83,467	91,701
Series 3786 Class HI, 4% 3/15/38 (j)		206,924	9,147
Series 3806 Class UP, 4.5% 2/15/41		695,556	742,886
Series 3832 Class PE, 5% 3/15/41		862,000	942,352
Series 4135 Class AB, 1.75% 6/15/42		1,663,732	1,654,458
sequential payer:
Series 2135 Class JE, 6% 3/15/29		17,428	19,327
Series 2274 Class ZM, 6.5% 1/15/31		22,670	25,695
Series 2281 Class ZB, 6% 3/15/30		48,424	50,798
Series 2303 Class ZV, 6% 4/15/31		22,378	24,572
Series 2357 Class ZB, 6.5% 9/15/31		174,592	201,288
Series 2502 Class ZC, 6% 9/15/32		42,418	47,440
Series 2519 Class ZD, 5.5% 11/15/32		67,345	73,933
Series 2546 Class MJ, 5.5% 3/15/23		22,849	23,775
Series 2601 Class TB, 5.5% 4/15/23		11,069	11,584
Series 2998 Class LY, 5.5% 7/15/25		37,850	39,867
Series 3871 Class KB, 5.5% 6/15/41		1,424,191	1,659,434
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 4.4049% 2/15/36 (c)(j)(l)		71,385	15,918
Series 2013-4281 Class AI, 4% 12/15/28 (j)		747,005	49,813
Series 2017-4683 Class LM, 3% 5/15/47		2,522,687	2,562,364
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 32.5317% 8/15/24 (c)(l)		955	1,205
Class SD, 86.400% - 1 month U.S. LIBOR 57.9133% 8/15/24 (c)(l)		1,408	2,106
Series 2933 Class ZM, 5.75% 2/15/35		982,647	1,154,514
Series 2935 Class ZK, 5.5% 2/15/35		949,226	1,051,138
Series 2947 Class XZ, 6% 3/15/35		334,094	376,978
Series 2996 Class ZD, 5.5% 6/15/35		714,810	832,096
Series 3237 Class C, 5.5% 11/15/36		1,016,673	1,160,183
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 4.4649% 11/15/36 (c)(j)(l)		282,552	61,525
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 4.5549% 3/15/37 (c)(j)(l)		411,133	93,988
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 4.5649% 4/15/37 (c)(j)(l)		591,165	138,754
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 4.3849% 6/15/37 (c)(j)(l)		214,548	42,215
Series 3949 Class MK, 4.5% 10/15/34		182,514	193,330
Series 3955 Class YI, 3% 11/15/21 (j)		200,480	4,673
Series 4055 Class BI, 3.5% 5/15/31 (j)		827,964	57,380
Series 4149 Class IO, 3% 1/15/33 (j)		653,393	72,687
Series 4314 Class AI, 5% 3/15/34 (j)		247,818	20,839
Series 4427 Class LI, 3.5% 2/15/34 (j)		1,615,564	139,388
Series 4471 Class PA 4% 12/15/40		1,702,244	1,749,894
target amortization class Series 2156 Class TC, 6.25% 5/15/29		47,314	50,376
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 3.225% 2/15/24 (c)(d)		15,998	16,105
sequential payer:
Series 2043 Class ZH, 6% 4/15/28		35,484	38,717
Series 2056 Class Z, 6% 5/15/28		68,070	74,314
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		2,179,132	2,348,062
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57		4,961,991	5,344,943
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 4.4926% 6/16/37 (c)(j)(l)		123,774	27,452
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 2.7911% 3/20/60 (c)(d)(n)		1,583,666	1,586,368
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 7/20/60 (c)(d)(n)		190,570	189,780
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.6795% 9/20/60 (c)(d)(n)		229,827	228,798
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.6795% 8/20/60 (c)(d)(n)		267,080	265,908
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.7595% 12/20/60 (c)(d)(n)		483,589	482,346
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 12/20/60 (c)(d)(n)		699,736	700,200
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 2/20/61 (c)(d)(n)		1,401,401	1,402,235
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 2.8695% 2/20/61 (c)(d)(n)		1,810,321	1,811,108
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.8795% 4/20/61 (c)(d)(n)		610,984	611,393
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 2.8795% 5/20/61 (c)(d)(n)		745,069	745,608
Class FC, 1 month U.S. LIBOR + 0.500% 2.8795% 5/20/61 (c)(d)(n)		686,796	687,266
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 2.9095% 6/20/61 (c)(d)(n)		834,773	835,888
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 2.9795% 10/20/61 (c)(d)(n)		1,674,637	1,679,645
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 3.0795% 11/20/61 (c)(d)(n)		863,818	868,426
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 3.0795% 1/20/62 (c)(d)(n)		555,005	557,883
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 3.0095% 1/20/62 (c)(d)(n)		809,387	812,422
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 3.0095% 3/20/62 (c)(d)(n)		505,768	506,420
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 3.0295% 5/20/61 (c)(d)(n)		51,494	51,640
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 2.8995% 10/20/62 (c)(d)(n)		460,348	460,859
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 2.9095% 7/20/60 (c)(d)(n)		136,073	136,116
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 2.7395% 3/20/63 (c)(d)(n)		772,009	769,886
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 2.9795% 1/20/64 (c)(d)(n)		820,229	822,449
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 2.9795% 12/20/63 (c)(d)(n)		2,502,246	2,510,201
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 2.8795% 6/20/64 (c)(d)(n)		3,321,906	3,324,221
Series 2014-H20 Class BF, 1 month U.S. LIBOR + 0.500% 2.8795% 9/20/64 (c)(d)(n)		10,650,212	10,657,705
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 2.7795% 12/20/62 (c)(d)(n)		386,663	386,539
planned amortization class:
Series 1997-8 Class PE, 7.5% 5/16/27		44,254	50,587
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 5.6557% 12/20/40 (c)(l)		2,061,000	2,485,854
Series 2011-136 Class WI, 4.5% 5/20/40 (j)		173,685	13,778
Series 2016-69 Class WA, 3% 2/20/46		2,189,126	2,233,259
Series 2017-134 Class BA, 2.5% 11/20/46		2,177,391	2,210,528
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34		378,336	418,020
Series 2010-160 Class DY, 4% 12/20/40		4,570,307	5,022,490
Series 2010-170 Class B, 4% 12/20/40		1,029,219	1,131,099
Series 2017-139 Class BA, 3% 9/20/47		10,029,914	10,178,108
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 4.3026% 5/16/34 (c)(j)(l)		67,916	13,007
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 5.0026% 8/17/34 (c)(j)(l)		79,805	18,198
Series 2010-116 Class QB, 4% 9/16/40		9,754,753	10,161,064
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 2.5711% 5/20/60 (c)(d)(n)		613,765	611,328
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 3.9279% 7/20/41 (c)(j)(l)		393,111	71,584
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 4.5026% 6/16/42 (c)(j)(l)		254,915	52,307
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 5.7705% 4/20/39 (c)(l)		352,831	363,223
Class ST, 8.800% - 1 month U.S. LIBOR 5.9038% 8/20/39 (c)(l)		1,227,322	1,271,274
Series 2013-149 Class MA, 2.5% 5/20/40		5,334,751	5,446,248
Series 2014-2 Class BA, 3% 1/20/44		4,480,745	4,697,717
Series 2014-21 Class HA, 3% 2/20/44		2,055,324	2,158,492
Series 2014-25 Class HC, 3% 2/20/44		3,116,083	3,288,381
Series 2014-5 Class A, 3% 1/20/44		2,735,543	2,867,655
Series 2015-H13 Class HA, 2.5% 8/20/64 (n)		2,661,106	2,659,020
Series 2015-H21:
Class HA, 2.5% 6/20/63 (n)		271,360	271,035
Class JA, 2.5% 6/20/65 (n)		2,262,707	2,261,112
Series 2017-186 Class HK, 3% 11/16/45		4,448,458	4,516,756
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.28% 8/20/66 (c)(d)(n)		6,835,082	6,817,481

TOTAL U.S. GOVERNMENT AGENCY			151,321,132

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $251,299,959)			256,201,179

Commercial Mortgage Securities - 3.1%
280 Park Avenue Mortgage Trust floater Series 2017-280P Class F, 1 month U.S. LIBOR + 2.827% 5.0221% 9/15/34 (b)(c)(d)		703,000	705,855
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (b)		195,000	204,383
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (c)(j)		3,293	9
BAMLL Trust Series 2015-200P Class F, 3.7157% 4/14/33 (b)(c)		455,000	462,959
Banc of America Merrill Lynch Large Loan, Inc. floater:
Series 2019-AHT Class E, 1 month U.S. LIBOR + 3.200% 5.3951% 3/15/34 (b)(c)(d)		567,000	571,273
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 4.1451% 4/15/36 (b)(c)(d)		756,000	755,345
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)		782,000	724,784
Series 2017-BNK6 Class D, 3.1% 7/15/60 (b)		455,000	423,244
Series 2017-BNK8 Class D, 2.6% 11/15/50 (b)		561,000	501,578
Series 2018-BN12 Class D, 3% 5/15/61 (b)		487,000	443,999
Bank Series 2018-BN15:
Class D, 3% 11/15/61 (b)		430,000	407,167
Class E, 3% 11/15/61 (b)		430,000	376,488
BANK Series 2019-BN18:
Class D, 3% 5/15/62 (b)		189,000	175,154
Class E, 3% 5/15/62 (b)		336,000	291,901
Bank Series 2019-BN19:
Class D, 3% 8/15/61 (b)		378,000	349,816
Class E, 3% 8/15/61 (b)		273,000	234,287
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3:
Class C, 4.352% 2/15/50 (c)		347,000	372,938
Class D, 3.25% 2/15/50 (b)		675,000	626,606
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class XA, 2.1313% 7/15/49 (c)(j)		16,339,601	1,372,750
Barclays Commercial Mortgage Securities LLC:
Series 2015-STP Class E, 4.4272% 9/10/28 (b)(c)		1,098,000	1,086,435
Series 2018-C2 Class A5, 4.314% 12/15/51		4,500,000	5,223,987
Bayview Commercial Asset Trust Series 2006-3A, Class IO, 0% 10/25/36 (b)(c)(j)(k)		996,411	0
BBCMS Mortgage Trust Series 2016-ETC:
Class D, 3.7292% 8/14/36 (b)(c)		483,000	495,206
Class E, 3.7292% 8/14/36 (b)(c)		363,000	346,642
Benchmark Mortgage Trust:
Series 2018-B7:
Class D, 3% 5/15/53 (b)(c)		351,000	328,976
Class E, 3% 5/15/53 (b)(c)		351,000	301,405
Class F, 3.7676% 5/15/53 (b)(c)		763,000	602,860
Series 2018-B8 Class A5, 4.2317% 1/15/52		8,425,000	9,762,539
Series 2019-B12 Class D, 3% 8/15/52 (b)		525,000	489,302
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 4.5951% 6/15/35 (b)(c)(d)		168,000	168,735
BWAY Mortgage Trust Series 2015-1740 Class E, 4.8058% 1/10/35 (b)(c)		363,000	380,083
BX Commercial Mortgage Trust floater Series 2018-BIOA Class F, 1 month U.S. LIBOR + 2.471% 4.6662% 3/15/37 (b)(c)(d)		337,000	338,687
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.625% 4.8201% 9/15/37 (b)(c)(d)		3,605,957	3,606,283
Series 2018-IND:
Class F, 1 month U.S. LIBOR + 1.800% 3.9951% 11/15/35 (b)(c)(d)		4,495,917	4,508,588
Class G, 1 month U.S. LIBOR + 2.050% 4.2451% 11/15/35 (b)(c)(d)		620,463	622,407
Class H, 1 month U.S. LIBOR + 3.000% 5.1951% 11/15/35 (b)(c)(d)		229,831	230,335
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 3.4951% 4/15/34 (b)(c)(d)		6,526,000	6,525,985
Class C, 1 month U.S. LIBOR + 1.600% 3.7951% 4/15/34 (b)(c)(d)		4,315,000	4,315,007
Class D, 1 month U.S. LIBOR + 1.900% 4.0951% 4/15/34 (b)(c)(d)		4,529,000	4,543,176
Class G, 1 month U.S. LIBOR + 3.600% 5.7951% 4/15/34 (b)(c)(d)		861,000	866,393
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (b)(c)(d)		11,330,000	11,329,978
BXMT Ltd. floater Series 2017-FL1 Class D, 1 month U.S. LIBOR + 2.700% 4.8974% 6/15/35 (b)(c)(d)		303,000	304,042
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (b)(c)		745,000	786,900
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.4451% 12/15/37 (b)(c)(d)		707,000	712,746
CCRESG Commercial Mortgage Trust Series 2016-HEAT Class E, 5.6712% 4/10/29 (b)(c)		419,000	425,461
CD Mortgage Trust Series 2017-CD3:
Class C, 4.7128% 2/10/50 (c)		813,000	896,737
Class D, 3.25% 2/10/50 (b)		735,000	685,787
CFCRE Commercial Mortgage Trust Series 2011-C2 Class B, 5.9394% 12/15/47 (b)(c)		272,000	289,284
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class F, 3.9121% 4/10/28 (b)(c)		638,000	641,309
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (b)(c)(d)		16,045,000	16,044,968
Class B, 1 month U.S. LIBOR + 1.500% 3.6951% 6/15/34 (b)(c)(d)		3,159,000	3,159,006
Class C, 1 month U.S. LIBOR + 1.750% 3.9451% 6/15/34 (b)(c)(d)		3,568,000	3,568,006
Class E, 1 month U.S. LIBOR + 2.350% 4.5451% 6/15/34 (b)(c)(d)		1,533,000	1,533,001
Class F, 1 month U.S. LIBOR + 2.608% 4.8033% 6/15/34 (b)(c)(d)		2,142,000	2,125,882
Citigroup Commercial Mortgage Trust:
sequential payer Series 2018-B2 Class AAB, 3.962% 3/10/51		1,000,000	1,097,589
Series 19-SMRT Class E, 4.9031% 1/10/24 (b)(c)		443,000	464,061
Series 2013-375P Class E, 3.6348% 5/10/35 (b)(c)		715,000	717,217
Series 2013-GC15 Class D, 5.3888% 9/10/46 (b)(c)		1,200,000	1,274,280
Series 2015-GC29 Class XA, 1.2411% 4/10/48 (c)(j)		23,702,197	1,034,684
Series 2015-GC33 Class XA, 1.0759% 9/10/58 (c)(j)		32,853,944	1,434,574
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.350% 6.5451% 7/15/27 (b)(c)(d)		455,000	455,810
Series 2016-C3 Class D, 3% 11/15/49 (b)		829,000	708,346
Series 2016-P6 Class XA, 0.9461% 12/10/49 (c)(j)		29,729,828	1,089,396
Series 2018-C6 Class A4, 4.412% 11/10/51		2,081,000	2,437,310
Series 2019-GC41:
Class D, 3% 8/10/56 (b)		210,000	195,789
Class E, 3% 8/10/56 (b)		462,000	397,257
COMM Mortgage Trust:
floater:
Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.2451% 9/15/33 (b)(c)(d)		267,000	267,057
Class G, 1 month U.S. LIBOR + 5.056% 7.2514% 9/15/33 (b)(c)(d)		300,000	288,754
Series 2019-521F Class F, 1 month U.S. LIBOR + 2.394% 4.5891% 6/15/34 (b)(c)(d)		700,000	695,095
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (b)		3,375,249	3,498,122
Series 2013-LC6 Class E, 3.5% 1/10/46 (b)		811,000	700,728
Series 2012-CR1:
Class C, 5.4976% 5/15/45 (c)		426,000	448,478
Class D, 5.4976% 5/15/45 (b)(c)		1,160,000	1,188,242
Class G, 2.462% 5/15/45 (b)		425,000	346,528
Series 2012-LC4:
Class C, 5.7223% 12/10/44 (c)		94,000	98,588
Class D, 5.7223% 12/10/44 (b)(c)		652,530	575,978
Series 2013-CR10:
Class C, 4.9489% 8/10/46 (b)(c)		175,000	187,505
Class D, 4.9489% 8/10/46 (b)(c)		825,000	853,405
Series 2013-CR12 Class D, 5.2308% 10/10/46 (b)(c)		655,000	575,742
Series 2013-CR9 Class C, 4.3971% 7/10/45 (b)(c)		190,538	190,272
Series 2013-LC6 Class D, 4.404% 1/10/46 (b)(c)		909,000	938,068
Series 2014-CR15 Class D, 4.8983% 2/10/47 (b)(c)		173,000	186,116
Series 2014-CR19 Class XA, 1.2328% 8/10/47 (c)(j)		43,164,033	1,832,119
Series 2014-CR20 Class XA, 1.2084% 11/10/47 (c)(j)		39,882,228	1,804,132
Series 2014-LC17 Class XA, 0.9977% 10/10/47 (c)(j)		30,012,382	910,903
Series 2014-UBS2 Class D, 5.1691% 3/10/47 (b)(c)		542,000	516,680
Series 2014-UBS4 Class XA, 1.2659% 8/10/47 (c)(j)		34,391,948	1,546,028
Series 2014-UBS6 Class XA, 1.0841% 12/10/47 (c)(j)		51,246,453	1,872,704
Series 2015-3BP Class F, 3.3463% 2/10/35 (b)(c)		845,000	842,618
Series 2015-CR23 Class CME, 3.8073% 5/10/48 (b)(c)		175,000	174,832
Series 2015-DC1 Class XA, 1.2533% 2/10/48 (c)(j)		53,937,951	2,122,464
Series 2016-CD1 Class D, 2.9014% 8/10/49 (b)(c)		523,000	474,931
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)		593,000	553,934
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 4.6619% 5/10/43 (b)(c)		243,248	241,145
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (b)		202,000	191,074
Commercial Mortgage Trust Series 2016-CD2:
Class C, 4.1629% 11/10/49 (c)		352,000	374,410
Class D, 2.9129% 11/10/49 (c)		299,000	271,117
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.992% 8/15/45 (b)(c)		210,000	215,637
Class E, 4.992% 8/15/45 (b)(c)		990,000	977,721
Class F, 4.25% 8/15/45 (b)		1,110,000	996,961
Series 2014-CR2 Class G, 4.25% 8/15/45 (b)		286,000	202,257
Core Industrial Trust:
floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 3.0751% 12/15/31 (b)(c)(d)		6,084,000	6,083,990
Series 2015-CALW Class G, 3.9787% 2/10/34 (b)(c)		404,000	419,793
Series 2015-TEXW Class F, 3.977% 2/10/34 (b)(c)		747,000	767,253
Series 2015-WEST Class F, 4.3677% 2/10/37 (b)(c)		937,000	1,013,574
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (b)		102,274	83,497
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 3.1751% 5/15/36 (b)(c)(d)		15,700,000	15,709,852
Class F, 1 month U.S. LIBOR + 2.650% 4.8451% 5/15/36 (b)(c)(d)		378,000	379,893
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 5.7951% 1/15/34 (b)(c)(d)		363,000	366,145
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)		7,384,000	7,918,503
Class B, 4.5349% 4/15/36 (b)		2,263,000	2,421,981
Class C, 4.9414% 4/15/36 (b)(c)		1,523,000	1,623,039
Class D, 4.9414% 4/15/36 (b)(c)		3,047,000	3,195,573
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (b)		701,000	689,469
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (b)(c)		588,000	598,111
Series 2017-CX9 Class D, 4.2934% 9/15/50 (b)(c)		284,000	278,383
Series 2018-CX11 Class C, 4.9521% 4/15/51 (c)		282,000	314,664
CSAIL Commercial Mtg Trust Series 2018-C14 Class A4 4.4216% 11/15/51		5,432,000	6,339,808
CSMC Trust Series 2017-MOON Class E, 3.303% 7/10/34 (b)(c)		755,000	750,009
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (b)(c)		255,000	266,495
Class E, 5.099% 1/10/34 (b)(c)		818,000	835,623
DBGS Mortgage Trust:
Series 2018-C1 Class D, 3.0354% 10/15/51 (b)(c)		273,000	253,324
Series 2019-1735 Class F, 4.3344% 4/10/37 (b)(c)		665,000	661,765
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8847% 11/10/46 (b)(c)		1,166,000	1,209,382
Class F, 5.8847% 11/10/46 (b)(c)		1,162,000	1,200,463
Class G, 4.652% 11/10/46 (b)		1,241,000	1,182,157
Class XB, 0.385% 11/10/46 (b)(c)(j)		7,592,000	34,024
Series 2011-LC3A Class D, 5.5117% 8/10/44 (b)(c)		529,000	551,586
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.6332% 8/10/49 (c)		218,000	224,245
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6604% 12/25/43 (c)(j)		595,000	19,024
Series K012 Class X3, 2.329% 1/25/41 (c)(j)		642,215	18,912
Series K013 Class X3, 2.91% 1/25/43 (c)(j)		604,000	22,664
Series KAIV Class X2, 3.6147% 6/25/41 (c)(j)		310,000	18,518
FREMF Mortgage Trust:
Series 2010-K9 Class B, 5.3756% 9/25/45 (b)(c)		659,000	673,920
Series 2011-K10 Class B, 4.7809% 11/25/49 (b)(c)		181,000	185,155
Series 2011-K11 Class B, 4.567% 12/25/48 (b)(c)		272,000	278,441
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2 Class H, 6.75% 4/15/29 (c)		264,397	226,003
Series 1999-C2I Class K, 6.481% 9/15/33 (o)		548,546	560,882
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 5.1186% 11/21/35 (b)(c)(d)		234,000	235,170
Grace Mortgage Trust Series 2014-GRCE Class F, 3.7098% 6/10/28 (b)(c)		694,000	700,610
GS Mortgage Securities Corp. II Series 2010-C1 Class X, 1.4731% 8/10/43 (b)(c)(j)		1,657,009	13,659
GS Mortgage Securities Corp. Trust floater Series 2019-SOHO Class E, 1 month U.S. LIBOR + 1.875% 4.0698% 6/15/36 (b)(c)(d)		503,000	501,496
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 3.6451% 9/15/31 (b)(c)(d)		22,596,000	22,541,324
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 3.2851% 10/15/31 (b)(c)(d)		10,353,000	10,345,777
sequential payer Series 2018-GS10 Class A5, 4.155% 7/10/51		1,740,000	1,994,431
Series 2010-C2:
Class D, 5.3529% 12/10/43 (b)(c)		495,000	509,926
Class XA, 0.2371% 12/10/43 (b)(c)(j)		1,106,380	1,355
Series 2011-GC3 Class D, 5.8246% 3/10/44 (b)(c)		178,000	185,641
Series 2011-GC5:
Class C, 5.5565% 8/10/44 (b)(c)		505,077	525,724
Class D, 5.5565% 8/10/44 (b)(c)		1,184,312	1,171,748
Class E, 5.5565% 8/10/44 (b)(c)		424,043	387,742
Class F, 4.5% 8/10/44 (b)		733,782	517,838
Series 2012-GC6:
Class D, 5.8397% 1/10/45 (b)(c)		1,025,000	1,058,997
Class E, 5% 1/10/45 (b)(c)		620,000	576,086
Series 2012-GC6I Class F, 5% 1/10/45 (c)		244,543	195,823
Series 2012-GCJ7:
Class C, 5.8754% 5/10/45 (c)		562,000	595,246
Class D, 5.8754% 5/10/45 (b)(c)		1,399,000	1,403,148
Class E, 5% 5/10/45 (b)		460,844	346,963
Class F, 5% 5/10/45 (b)		1,235,531	485,369
Series 2012-GCJ9:
Class D, 4.9021% 11/10/45 (b)(c)		1,059,000	1,088,946
Class E, 4.9021% 11/10/45 (b)(c)		510,000	488,212
Series 2013-GC10 Class D, 4.5414% 2/10/46 (b)(c)		334,000	338,091
Series 2013-GC12:
Class D, 4.5878% 6/10/46 (b)(c)		138,482	138,057
Class XA, 1.5598% 6/10/46 (c)(j)		9,381,604	407,811
Series 2013-GC13 Class D, 4.2187% 7/10/46 (b)(c)		1,048,000	1,034,712
Series 2013-GC16:
Class C, 5.4877% 11/10/46 (c)		241,000	266,521
Class D, 5.4877% 11/10/46 (b)(c)		634,000	689,699
Class F, 3.5% 11/10/46 (b)		536,000	431,496
Series 2014-GC20 Class XA, 1.2265% 4/10/47 (c)(j)		50,571,334	1,709,281
Series 2015-GC34 Class XA, 1.4773% 10/10/48 (c)(j)		10,391,582	647,914
Series 2016-GS2:
Class C, 4.6784% 5/10/49 (c)		423,000	466,735
Class D, 2.753% 5/10/49 (b)		386,000	350,619
Series 2016-GS3 Class D, 2.62% 10/10/49 (b)		1,061,000	956,276
Series 2016-GS4 Class C, 3.9215% 11/10/49 (c)		264,000	274,140
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (b)		670,000	681,821
Series 2016-RENT:
Class E, 4.2022% 2/10/29 (b)(c)		1,785,000	1,799,295
Class F, 4.2022% 2/10/29 (b)(c)		1,881,000	1,884,062
Series 2017-GS6 Class D, 3.243% 5/10/50 (b)		950,000	876,230
Series 2018-GS9 Class D, 3% 3/10/51 (b)		476,000	411,534
Series 2019-GC38 Class D, 3% 2/10/52 (b)		543,000	513,570
Series 2019-GC39 Class D, 3% 5/10/52 (b)		672,000	627,747
Series 2019-GC40:
Class D, 3% 7/10/52 (b)		525,000	490,109
Class DBF, 3.668% 7/10/52 (b)(c)		619,000	603,451
Class E, 3% 7/10/52 (b)		314,000	268,153
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.3333% 11/5/38 (b)(c)		998,000	1,025,697
Series 2016-SFP Class F, 6.1552% 11/5/35 (b)		1,177,000	1,188,892
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (b)		399,000	401,244
Class F, 4.101% 9/17/39 (b)		100,000	99,406
Hudson Yards Mortgage Trust Series 2019-30HY Class E, 3.5579% 7/10/39 (b)(c)		483,000	488,179
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 4.3451% 6/15/34 (b)(c)(d)		334,000	334,105
Class FFL, 1 month U.S. LIBOR + 2.850% 5.0451% 6/15/34 (b)(c)(d)		153,000	153,144
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (b)		592,000	634,078
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 4.432% 7/17/37 (b)(c)(d)		657,000	655,946
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 4.382% 1/17/38 (b)(c)(d)		435,000	433,250
JP Morgan Chase Commercial Mortgage Securities Trust floater:
Series 2018-LAQ Class E, 1 month U.S. LIBOR + 3.000% 5.1951% 6/15/35 (b)(c)(d)		37,264	37,404
Series 2019-MFP:
Class E, 4.3551% 7/15/36 (b)		567,000	569,131
Class F, 1 month U.S. LIBOR + 3.000% 5.1951% 7/15/36 (b)(c)(d)		189,000	189,710
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19 Class XA, 0.9299% 4/15/47 (c)(j)		4,564,133	104,573
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)		106,000	89,182
Series 2014-C26 Class D, 4.0272% 1/15/48 (b)(c)		416,000	408,080
Series 2015-C30 Class XA, 0.6742% 7/15/48 (c)(j)		27,137,396	727,469
Series 2015-C32 Class C, 4.816% 11/15/48 (c)		1,083,000	1,170,354
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5772% 12/15/49 (b)(c)		696,000	640,446
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4:
Class C, 3.2198% 12/15/49 (c)		343,000	344,408
Class D, 3.2198% 12/15/49 (b)(c)		681,000	628,565
Series 2017-C7:
Class C, 4.3241% 10/15/50 (c)		198,000	214,829
Class D, 3% 10/15/50 (b)		331,000	300,247
Series 2018-C8 Class D, 3.403% 6/15/51 (b)(c)		223,000	207,521
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (b)(c)		138,000	138,482
Class D, 7.6935% 12/5/27 (b)(c)		684,000	686,389
Series 2012-CBX:
Class C, 5.3027% 6/15/45 (c)		91,000	95,256
Class D, 5.3027% 6/15/45 (b)(c)		481,000	491,745
Class E, 5.3027% 6/15/45 (b)(c)		625,000	610,805
Class F, 4% 6/15/45 (b)		615,000	524,666
Class G 4% 6/15/45 (b)		674,000	414,740
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-CBX Class D, 5.097% 1/12/37 (c)		38,963	38,962
Series 2011-C3:
Class E, 5.8526% 2/15/46 (b)(c)		637,000	602,577
Class G, 4.409% 2/15/46 (b)(c)		202,000	172,674
Class H, 4.409% 2/15/46 (b)(c)		453,000	339,084
Series 2011-C4:
Class E, 5.7196% 7/15/46 (b)(c)		761,000	795,644
Class H, 3.873% 7/15/46 (b)		428,000	409,961
Class NR, 3.873% 7/15/46 (b)		231,000	184,510
Series 2011-C5:
Class B. 5.554% 8/15/46 (b)(c)		414,000	435,455
Class C, 5.554% 8/15/46 (b)(c)		236,000	247,066
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (c)		584,000	599,639
Class D, 4.3069% 4/15/46 (c)		907,000	816,986
Class F, 3.25% 4/15/46 (b)(c)		1,014,000	431,115
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (b)(c)		516,000	334,841
Class E, 3.9314% 6/10/27 (b)(c)		830,000	278,641
Series 2015-UES Class F, 3.7417% 9/5/32 (b)(c)		696,000	694,366
Series 2018-AON Class F, 4.767% 7/5/31 (b)(c)		409,000	420,919
Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (b)		1,323,000	1,428,833
Class DFX, 5.3503% 7/5/33 (b)		2,034,000	2,199,564
Class EFX, 5.5422% 7/5/33 (b)		2,783,000	2,981,127
Class XAFX, 1.2948% 7/5/33 (b)(c)(j)		19,961,000	814,938
Series 2019-OSB Class E, 3.9089% 6/5/39 (b)		588,000	617,439
KNDL 2019-KNSQ Mortgage Trust floater Series 2019-KNSQ Class F, 1 month U.S. LIBOR + 2.000% 4.1951% 5/15/36 (b)(c)(d)		630,000	630,022
Ladder Capital Commercial Mortgage Securities Trust Series 2014-909 Class E, 4.0278% 5/15/31 (b)(c)		734,000	737,363
Liberty Street Trust Series 2016-225L:
Class D, 4.8035% 2/10/36 (b)(c)		213,000	235,374
Class E, 4.8035% 2/10/36 (b)(c)		523,000	563,094
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7794% 5/12/39 (c)		150,480	151,516
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31		386,000	396,921
Series 2012-C5 Class E, 4.8343% 8/15/45 (b)(c)		159,000	165,209
Series 2012-C6 Class D, 4.7618% 11/15/45 (b)(c)		811,000	845,885
Series 2013-C12 Class D, 4.9245% 10/15/46 (b)(c)		713,000	739,379
Series 2013-C13:
Class D, 5.0714% 11/15/46 (b)(c)		865,000	913,419
Class E, 5.0714% 11/15/46 (b)(c)		435,919	409,325
Series 2013-C7:
Class C, 4.2611% 2/15/46 (c)		175,000	181,529
Class D, 4.3771% 2/15/46 (b)(c)		730,000	718,961
Class E, 4.3771% 2/15/46 (b)(c)		213,000	186,883
Series 2013-C8 Class D, 4.1935% 12/15/48 (b)(c)		273,000	278,138
Series 2013-C9:
Class C, 4.1734% 5/15/46 (c)		502,000	517,968
Class D, 4.2614% 5/15/46 (b)(c)		938,000	954,316
Class E, 4.2614% 5/15/46 (b)(c)		402,000	399,359
Series 2014-C17 Class XA, 1.2738% 8/15/47 (c)(j)		47,196,832	1,945,043
Series 2015-C25 Class XA, 1.2557% 10/15/48 (c)(j)		16,896,788	858,125
Series 2016-C30:
Class C, 4.2629% 9/15/49 (c)		151,000	162,011
Class D, 3% 9/15/49 (b)		271,000	233,912
Series 2016-C31:
Class C, 4.4587% 11/15/49 (c)		343,000	359,091
Class D, 3% 11/15/49 (b)(c)		423,000	359,812
Series 2016-C32:
Class C, 4.4356% 12/15/49 (c)		236,000	248,067
Class D, 3.396% 12/15/49 (b)		546,000	458,289
Series 2017-C33 Class D, 3.356% 5/15/50 (b)		520,000	482,488
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN:
Class A, 1 month U.S. LIBOR + 0.950% 3.1451% 3/15/34 (b)(c)(d)		8,250,000	8,255,131
Class F, 1 month U.S. LIBOR + 2.600% 4.7951% 3/15/34 (b)(c)(d)		1,050,000	1,055,256
Class G, 1 month U.S. LIBOR + 3.150% 5.3451% 3/15/34 (b)(c)(d)		231,000	232,446
sequential payer Series 2018-L1 Class A4, 4.407% 10/15/51		5,080,000	5,935,442
Series 1998-CF1 Class G, 7.2476% 7/15/32 (b)(c)		21,148	18,758
Series 2011-C1:
Class D, 5.5539% 9/15/47 (b)(c)		1,124,000	1,167,207
Class E, 5.5539% 9/15/47 (b)(c)		293,000	304,196
Series 2011-C2:
Class D, 5.6705% 6/15/44 (b)(c)		977,000	986,925
Class E, 5.6705% 6/15/44 (b)(c)		498,000	493,913
Class F, 5.6705% 6/15/44 (b)(c)		407,000	375,800
Class XB, 0.3873% 6/15/44 (b)(c)(j)		2,852,181	15,927
Series 2011-C3:
Class AJ, 5.2925% 7/15/49 (b)(c)		4,800,000	5,035,287
Class D, 5.2925% 7/15/49 (b)(c)		1,176,000	1,193,958
Class E, 5.2925% 7/15/49 (b)(c)		666,000	661,764
Class F, 5.2925% 7/15/49 (b)(c)		182,000	175,757
Class G, 5.2925% 7/15/49 (b)(c)		616,400	560,586
Series 2012-C4 Class D, 5.6002% 3/15/45 (b)(c)		231,000	229,608
Series 2014-150E:
Class C, 4.4382% 9/9/32 (b)(c)		238,000	257,167
Class F, 4.4382% 9/9/32 (b)(c)		401,000	417,303
Series 2014-CPT Class F, 3.5604% 7/13/29 (b)(c)		521,000	525,900
Series 2015-MS1:
Class C, 4.1652% 5/15/48 (c)		266,000	278,467
Class D, 4.1652% 5/15/48 (b)(c)		751,000	725,594
Series 2015-UBS8 Class D, 3.18% 12/15/48 (b)		485,000	440,413
Series 2016-BNK2:
Class C, 3% 11/15/49 (b)		798,000	738,109
Class D, 4.0367% 11/15/49 (c)		343,000	363,593
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 4.7951% 11/15/34 (b)(c)(d)		462,000	462,290
Series 2018-H4 Class A4, 4.31% 12/15/51		18,581,000	21,641,112
Series 2018-MP Class E, 4.4185% 7/11/40 (b)(c)		730,000	748,987
Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP3 Class E, 7.8881% 7/15/33 (b)(c)		46,679	48,905
Motel 6 Trust floater Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 6.4451% 8/15/34 (b)(c)(d)		1,627,712	1,634,327
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 4.3451% 10/15/37 (b)(c)(d)		387,000	388,693
floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 5.2451% 10/15/37 (b)(c)(d)		58,000	58,363
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (b)(c)		6,153,017	6,196,637
Class B, 4.181% 11/15/34 (b)		2,601,850	2,644,276
Class C, 5.205% 11/15/34 (b)		1,819,850	1,864,661
Class D, 6.55% 11/15/34 (b)		1,272,450	1,309,760
Class E, 6.8087% 11/15/34 (b)		307,700	304,355
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(c)		170,000	186,163
MTRO Commercial Mortgage Trust floater Series 2019-TECH Class E, 1 month U.S. LIBOR + 2.050% 4.2451% 12/15/33 (b)(c)(d)		415,000	415,000
NationsLink Funding Corp. Series 1999-LTL1 Class D, 6.45% 1/22/26 (b)		3,336	3,339
Natixis Commercial Mortgage Securities Series 2019-10K Class F, 4.2724% 5/15/39 (b)(c)		768,000	726,939
Natixis Commercial Mortgage Securities Trust:
Series 2018-285M Class F, 3.9167% 11/15/32 (b)(c)		170,000	167,874
Series 2018-TECH Class F, 1 month U.S. LIBOR + 3.000% 5.1951% 11/15/34 (b)(c)(d)		138,000	135,752
NYT Mortgage Trust floater Series 2019-NYT Class F, 1 month U.S. LIBOR + 3.000% 5.1951% 11/15/35 (b)(c)(d)		775,000	780,813
Progress Residential Series 2019-SFR3 Class F, 3.867% 9/17/36 (b)		315,000	316,133
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)		133,430	167,166
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 3.3451% 3/15/36 (b)(c)(d)		5,989,851	5,999,199
Class B, 1 month U.S. LIBOR + 1.550% 3.7451% 3/15/36 (b)(c)(d)		7,700,000	7,728,884
Class C, 1 month U.S. LIBOR + 2.100% 4.2951% 3/15/36 (b)(c)(d)		12,017,000	12,065,832
TIAA Seasoned Commercial Mortgage Trust:
sequential payer Series 2007-C4 Class AJ, 5.4832% 8/15/39 (c)		8,884	8,908
Series 2007-C4 Class F, 5.4832% 8/15/39 (c)		603,000	590,736
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.7279% 5/10/45 (b)(c)		747,000	760,087
Class E, 5% 5/10/45 (b)(c)		325,000	303,232
Class F, 5% 5/10/45 (b)(c)		418,000	333,183
Series 2017-C7 Class XA, 1.2152% 12/15/50 (c)(j)		30,665,176	2,050,961
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (b)(c)		201,000	197,456
Series 2012-WRM Class E, 4.3793% 6/10/30 (b)(c)		478,000	462,070
VNO Mortgage Trust Series 2012-6AVE Class D, 3.4484% 11/15/30 (b)(c)		471,000	479,357
Wells Fargo Commercial Mortgage Trust:
Series 2010-C1 Class XB, 0.6613% 11/15/43 (b)(c)(j)		8,849,807	54,047
Series 2012-LC5:
Class C, 4.693% 10/15/45 (c)		207,000	219,180
Class D, 4.9182% 10/15/45 (b)(c)		1,063,000	1,106,189
Class E, 4.9182% 10/15/45 (b)(c)		486,918	489,391
Class F, 4.9182% 10/15/45 (b)(c)		147,000	137,707
Series 2015-C31 Class XA, 1.1774% 11/15/48 (c)(j)		13,332,974	693,508
Series 2015-NXS4 Class E, 3.7509% 12/15/48 (b)(c)		353,000	316,327
Series 2016-BNK1:
Class C, 3.071% 8/15/49		254,000	252,422
Class D, 3% 8/15/49 (b)		266,000	228,436
Series 2016-C34 Class XA, 2.3089% 6/15/49 (c)(j)		12,165,503	1,175,871
Series 2016-C35 Class D, 3.142% 7/15/48 (b)		953,000	822,065
Series 2016-LC25 Class C, 4.5664% 12/15/59 (c)		328,000	348,222
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)		733,000	660,617
Series 2017-C38 Class D, 3% 7/15/50 (b)(c)		810,000	716,972
Series 2017-RB1 Class D, 3.401% 3/15/50 (b)		326,000	305,274
Series 2018-C43 Class C, 4.514% 3/15/51		228,000	249,111
Series 2018-C46 Class XA, 1.1126% 8/15/51 (c)(j)		26,843,997	1,618,234
Series 2018-C48 Class A5, 4.302% 1/15/52		10,027,000	11,618,150
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.9174% 6/15/46 (b)(c)(d)		11,121,962	11,131,412
sequential payer Series 2011-C4I Class G, 5% 6/15/44		203,000	144,025
Series 2011-C3:
Class C, 5.335% 3/15/44 (b)		131,000	135,688
Class D, 5.8555% 3/15/44 (b)(c)		517,000	445,623
Class E, 5% 3/15/44 (b)		409,000	211,680
Class F, 5% 3/15/44 (b)		418,000	90,889
Series 2011-C4:
Class D, 5.3966% 6/15/44 (b)(c)		258,000	263,616
Class E, 5.3966% 6/15/44 (b)(c)		183,000	183,135
Series 2011-C5:
Class C, 5.858% 11/15/44 (b)(c)		100,000	105,913
Class D, 5.858% 11/15/44 (b)(c)		655,000	686,338
Class E, 5.858% 11/15/44 (b)(c)		927,000	954,686
Class F, 5.25% 11/15/44 (b)(c)		601,000	564,831
Class G, 5.25% 11/15/44 (b)(c)		205,000	183,698
Class XA, 1.8834% 11/15/44 (b)(c)(j)		1,332,781	35,957
Series 2012-C6 Class D, 5.7677% 4/15/45 (b)(c)		381,000	400,991
Series 2012-C7:
Class C, 4.9689% 6/15/45 (c)		677,000	697,283
Class E, 4.9689% 6/15/45 (b)(c)		1,156,688	963,640
Class F, 4.5% 6/15/45 (b)		230,566	140,152
Class G, 4.5% 6/15/45 (b)		678,513	278,457
Series 2012-C8:
Class D, 5.0487% 8/15/45 (b)(c)		293,000	300,240
Class E, 5.0487% 8/15/45 (b)(c)		201,000	205,967
Series 2013-C11:
Class D, 4.4035% 3/15/45 (b)(c)		443,749	454,635
Class E, 4.4035% 3/15/45 (b)(c)		976,128	986,236
Series 2013-C13 Class D, 4.2763% 5/15/45 (b)(c)		321,000	328,300
Series 2013-C16 Class D, 5.1935% 9/15/46 (b)(c)		115,000	113,998
Series 2013-UBS1 Class D, 4.8976% 3/15/46 (b)(c)		455,375	466,746
Series 2014-C21 Class XA, 1.1954% 8/15/47 (c)(j)		32,240,320	1,371,503
Series 2014-C24 Class XA, 1.0046% 11/15/47 (c)(j)		11,598,993	381,962
Series 2014-LC14 Class XA, 1.397% 3/15/47 (c)(j)		20,222,673	853,927
Worldwide Plaza Trust Series 2017-WWP:
Class E, 3.7154% 11/10/36 (b)(c)		198,000	197,723
Class F, 3.7154% 11/10/36 (b)(c)		1,082,000	1,039,238
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (b)(c)		289,000	250,308
Class PR2, 3.6332% 6/5/35 (b)(c)		755,000	624,901
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $433,763,323)			444,643,168

Municipal Securities - 0.7%
California Gen. Oblig.:
Series 2009:		$	$
7.35% 11/1/39		960,000	1,534,339
7.5% 4/1/34		3,305,000	5,206,763
7.55% 4/1/39		6,805,000	11,410,148
Series 2010, 7.625% 3/1/40		3,670,000	6,122,367
7.3% 10/1/39		10,015,000	15,909,028
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22		595,000	608,679
Series 2010 C1, 7.781% 1/1/35		5,065,000	6,455,444
Series 2012 B, 5.432% 1/1/42		1,190,000	1,236,612
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23		7,675,636	8,080,066
5.1% 6/1/33		22,880,000	24,898,931
Series 2010-1, 6.63% 2/1/35		4,335,000	5,163,505
Series 2010-3:
6.725% 4/1/35		6,465,000	7,675,119
7.35% 7/1/35		2,965,000	3,609,621
Series 2010-5, 6.2% 7/1/21		1,184,000	1,241,365
TOTAL MUNICIPAL SECURITIES
(Cost $87,071,704)			99,151,987

Foreign Government and Government Agency Obligations - 1.3%
Angola Republic 9.5% 11/12/25 (b)		$250,000	$283,125
Arab Republic of Egypt:
5.577% 2/21/23 (b)		343,000	353,119
5.75% 4/29/20 (b)		85,000	85,850
6.125% 1/31/22 (b)		2,133,000	2,218,987
6.2004% 3/1/24 (b)		410,000	429,988
7.5% 1/31/27 (b)		4,183,000	4,538,555
7.6003% 3/1/29 (b)		1,950,000	2,107,219
7.903% 2/21/48 (b)		459,000	472,483
8.5% 1/31/47 (b)		904,000	978,298
8.7002% 3/1/49 (b)		160,000	174,800
Argentine Republic:
5.625% 1/26/22		3,780,000	1,493,100
6.875% 4/22/21		7,304,000	3,049,420
7.5% 4/22/26		7,953,000	3,010,211
8.75% 5/7/24		312,525	80,798
Azerbaijan Republic 4.75% 3/18/24 (b)		355,000	380,738
Bahamian Republic 6% 11/21/28 (b)		212,000	236,513
Bahrain Kingdom 5.5% 3/31/20 (b)		285,000	288,206
Belarus Republic:
6.875% 2/28/23 (b)		1,509,000	1,617,459
7.625% 6/29/27 (b)		167,000	189,545
Bermuda Government:
3.717% 1/25/27 (b)		435,000	465,042
4.75% 2/15/29 (b)		915,000	1,047,675
Brazilian Federative Republic:
4.25% 1/7/25		3,631,000	3,870,419
5.625% 1/7/41		4,534,000	5,190,013
5.625% 2/21/47		461,000	528,853
8.25% 1/20/34		2,121,000	2,956,807
Buenos Aires Province:
9.95% 6/9/21 (b)		650,621	234,224
10.875% 1/26/21 (b)		913,333	383,600
10.875% 1/26/21 (Reg. S)		3,671,333	1,541,960
Cameroon Republic 9.5% 11/19/25 (b)		1,868,000	2,027,948
City of Buenos Aires:
7.5% 6/1/27 (Reg. S)		400,000	254,000
8.95% 2/19/21 (b)		704,840	581,493
Costa Rican Republic 4.25% 1/26/23 (b)		365,000	358,613
Democratic Socialist Republic of Sri Lanka:
5.75% 4/18/23 (b)		294,000	291,428
6.25% 10/4/20 (b)		706,000	715,708
6.85% 3/14/24 (b)		400,000	407,000
Dominican Republic:
5.95% 1/25/27 (b)		324,000	355,590
6% 7/19/28 (b)		379,000	418,913
6.4% 6/5/49 (b)		385,000	422,898
6.85% 1/27/45 (b)		477,000	547,358
6.875% 1/29/26 (b)		508,000	581,343
7.45% 4/30/44 (b)		796,000	964,155
El Salvador Republic:
5.875% 1/30/25 (Reg.S)		1,195,000	1,217,033
6.375% 1/18/27 (b)		1,055,000	1,081,045
7.1246% 1/20/50 (b)		590,000	602,169
7.375% 12/1/19 (b)		1,843,000	1,853,943
7.625% 9/21/34 (b)		260,000	273,894
7.65% 6/15/35 (Reg. S)		175,000	187,578
Export Credit Bank of Turkey 5.375% 2/8/21 (b)		615,000	606,544
German Federal Republic 0.25% 2/15/29	EUR	700,000	844,068
Ghana Republic:
7.875% 8/7/23 (b)		505,000	550,450
7.875% 8/7/23 (Reg.S)		200,000	218,000
7.875% 3/26/27 (b)		350,000	358,750
8.125% 1/18/26 (b)		315,000	333,309
Greek Government 1.875% 7/23/26 (b)	EUR	3,610,000	4,098,540
Guatemalan Republic 4.9% 6/1/30 (b)		575,000	618,664
Indonesian Republic:
2.625% 6/14/23	EUR	4,017,000	4,823,261
4.35% 1/11/48		655,000	745,063
5.125% 1/15/45 (b)		420,000	516,075
5.25% 1/17/42 (b)		540,000	668,756
5.95% 1/8/46 (b)		430,000	585,069
6.75% 1/15/44 (b)		250,000	366,875
7.75% 1/17/38 (b)		1,032,000	1,584,138
8.5% 10/12/35 (b)		225,000	360,089
8.5% 10/12/35 (Reg. S)		1,070,000	1,712,426
Islamic Republic of Pakistan:
6.75% 12/3/19 (b)		742,000	746,174
8.25% 4/15/24 (b)		164,000	178,504
Italian Republic 3.75% 5/1/21 (b)	EUR	8,650,000	10,120,921
Ivory Coast 5.75% 12/31/32		1,885,840	1,869,339
Jamaican Government 6.75% 4/28/28		115,000	134,550
Kazakhstan Republic 6.5% 7/21/45 (b)		100,000	145,750
Kingdom of Saudi Arabia:
3.625% 3/4/28 (b)		527,000	570,346
4.5% 4/17/30 (b)		500,000	584,250
4.5% 10/26/46 (b)		920,000	1,069,040
4.625% 10/4/47 (b)		655,000	773,555
5.25% 1/16/50 (b)		1,760,000	2,274,800
Lebanese Republic:
5.8% 4/14/20		1,191,000	1,097,209
6.15% 6/19/20		575,000	523,789
6.375% 3/9/20		2,159,000	2,024,737
8.25% 4/12/21 (Reg.S)		175,000	147,930
Mendoza Province 8.375% 5/19/24 (b)		125,000	62,500
Ministry of Finance of the Russian Federation:
5.1% 3/28/35 (b)		4,800,000	5,424,000
5.1% 3/28/35(Reg. S)		400,000	452,000
5.25% 6/23/47 (b)		3,600,000	4,289,625
5.25% 6/23/47(Reg. S)		200,000	237,902
5.625% 4/4/42 (b)		600,000	741,288
5.875% 9/16/43 (b)		400,000	511,750
Mongolian People's Republic 8.75% 3/9/24 (b)		313,000	348,995
Moroccan Kingdom:
4.25% 12/11/22 (b)		1,175,000	1,232,648
5.5% 12/11/42 (b)		100,000	121,719
Papua New Guinea 8.375% 10/4/28 (b)		490,000	514,500
Peruvian Republic 4% 3/7/27 (k)(p)		494,000	496,971
Province of Santa Fe 7% 3/23/23 (b)		2,171,000	1,194,050
Provincia de Cordoba:
7.125% 6/10/21 (b)		4,468,000	2,099,960
7.45% 9/1/24 (b)		1,097,000	493,650
Republic of Iraq 5.8% 1/15/28 (Reg. S)		4,099,000	4,010,615
Republic of Kenya 6.875% 6/24/24 (b)		250,000	267,500
Republic of Nigeria:
6.375% 7/12/23 (b)		975,000	1,024,664
6.5% 11/28/27 (b)		540,000	537,638
7.625% 11/21/25 (b)		945,000	1,035,366
Republic of Paraguay 5.4% 3/30/50 (b)		100,000	116,438
Republic of Serbia 7.25% 9/28/21 (b)		380,000	415,340
Romanian Republic 5.125% 6/15/48 (b)		770,000	897,050
Rwanda Republic 6.625% 5/2/23 (b)		337,000	356,377
State of Qatar:
4% 3/14/29 (b)		2,190,000	2,501,391
4.5% 4/23/28 (b)		746,000	874,685
4.817% 3/14/49 (b)		1,850,000	2,381,875
5.103% 4/23/48 (b)		1,515,000	2,021,105
9.75% 6/15/30 (b)		523,000	885,504
Sultanate of Oman:
3.875% 3/8/22 (b)		720,000	715,320
4.125% 1/17/23 (b)		175,000	174,125
6.75% 1/17/48 (b)		401,000	377,065
Turkish Republic:
3.25% 3/23/23		405,000	369,942
5.125% 3/25/22		3,925,000	3,889,430
5.625% 3/30/21		2,257,000	2,281,686
5.75% 5/11/47		457,000	374,454
6.25% 9/26/22		6,025,000	6,085,250
6.35% 8/10/24		435,000	432,825
7.25% 12/23/23		1,011,000	1,047,017
7.375% 2/5/25		538,000	556,158
Ukraine Government:
7.375% 9/25/32 (b)		345,000	354,833
7.75% 9/1/19 (b)		2,122,000	2,109,268
7.75% 9/1/20 (b)		4,595,000	4,722,798
7.75% 9/1/21 (b)		6,909,000	7,199,178
7.75% 9/1/22 (b)		2,465,000	2,609,203
7.75% 9/1/23 (b)		510,000	542,130
7.75% 9/1/24 (b)		1,445,000	1,546,150
7.75% 9/1/26 (b)		530,000	561,800
7.75% 9/1/27 (b)		345,000	365,269
9.75% 11/1/28 (b)		170,000	200,388
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37	GBP	921,009	1,284,304
4.25% 6/7/32	GBP	200,000	352,355
4.25% 3/7/36	GBP	397,408	743,139
4.25% 12/7/49	GBP	1,765,283	3,966,301
United Mexican States:
5.75% 10/12/10		1,175,000	1,389,805
6.05% 1/11/40		2,760,000	3,530,040
Venezuelan Republic:
9.25% 9/15/27 (e)		4,549,000	659,605
11.95% 8/5/31 (Reg. S) (e)		938,300	136,054
12.75% 8/23/22 (e)		199,600	28,942
Vietnamese Socialist Republic:
6 month U.S. LIBOR + 0.813% 3.5% 3/13/28 (c)(d)		71,000	70,663
5.5% 3/12/28		2,317,100	2,327,237
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $186,881,928)			179,149,927
		Shares	Value

Common Stocks - 0.0%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
Clear Channel Outdoor Holdings, Inc. (q)		18,523	48,160
iHeartMedia, Inc. (q)		7,877	108,703
			156,863
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
David's Bridal, Inc. (k)		1,953	3,867
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (q)		55,600	62,272
MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV Class A		6,018	465,673
TOTAL COMMON STOCKS
(Cost $1,041,335)			688,675

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Alexandria Real Estate Equities, Inc. Series D, 7.00%		6,925	270,557
RLJ Lodging Trust Series A, 1.95%		11,325	306,568
			577,125
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Mortgage Real Estate Investment Trusts - 0.0%
MFA Financial, Inc. Series B, 7.50%		13,700	348,847
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Homes 4 Rent Series D, 6.50%		14,800	410,996
Boston Properties, Inc. 5.25%		6,350	161,798
Cedar Realty Trust, Inc.:
Series B, 7.25%		950	23,912
Series C, 6.50%		14,300	317,317
DDR Corp. Series K, 6.25%		11,650	299,755
National Storage Affiliates Trust Series A, 6.00%		6,925	181,781
PS Business Parks, Inc. Series W, 5.20%		8,025	205,922
Public Storage Series F, 5.15%		21,800	571,814
Rexford Industrial Realty, Inc. Series B, 5.875%		16,525	445,845
Spirit Realty Capital, Inc. Series A, 6.00%		10,200	259,794
Taubman Centers, Inc. Series J, 6.50%		7,900	202,445
UMH Properties, Inc. Series C, 6.75%		8,625	224,595
			3,305,974

TOTAL NONCONVERTIBLE PREFERRED STOCKS			3,654,821

TOTAL PREFERRED STOCKS
(Cost $3,760,844)			4,231,946
		Principal Amount(a)	Value

Bank Loan Obligations - 4.8%
COMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.87% 6/15/24 (c)(d)		12,597,837	12,443,891
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 2/22/24 (c)(d)		4,284,000	4,285,799
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 2/2/26 (c)(d)		2,380,843	2,386,295
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.8299% 11/1/24 (c)(d)		1,430,111	1,272,799
3 month U.S. LIBOR + 8.250% 10.5799% 11/1/25 (c)(d)		544,000	480,760
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 7/31/25 (c)(d)		2,869,452	2,765,951
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.8849% 1/31/26 (c)(d)		620,265	608,635
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.1974% 8/14/26 (c)(d)		1,939,854	1,921,270
Windstream Services LLC 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.62% 2/26/21 (c)(d)		1,500,000	1,503,750
			27,669,150
Entertainment - 0.0%
AMC Entertainment Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.23% 4/22/26 (c)(d)		1,496,250	1,500,305
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0799% 7/8/22 (c)(d)		1,267,301	1,210,273
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5799% 7/8/23 (c)(d)		169,000	152,945
			2,863,523
Media - 0.3%
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.362% 9/26/21 (c)(d)		624,478	212,323
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 4.9451% 7/15/25 (c)(d)		531,919	515,073
3 month U.S. LIBOR + 2.750% 4.9474% 1/31/26 (c)(d)		1,457,871	1,406,117
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.87% 5/1/24 (c)(d)		363,220	363,674
CBS Radio, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8895% 11/18/24 (c)(d)		1,182,498	1,180,287
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.362% 6/7/23 (c)(d)		2,187,846	2,092,872
Charter Communication Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.33% 4/30/25 (c)(d)		8,758,570	8,776,526
CSC Holdings LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.6951% 1/25/26 (c)(d)		1,599,849	1,597,178
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4451% 1/15/26 (c)(d)		722,370	718,159
Tranche B4 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.1951% 4/15/27 (c)(d)		997,500	1,000,493
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 8/24/26 (d)(r)		4,730,000	4,730,000
Getty Images, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.625% 2/19/26 (c)(d)		870,625	865,184
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.125% 12/18/24 (c)(d)		1,406,538	1,403,374
Lamar Media Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.125% 3/16/25 (c)(d)		763,204	763,684
McGraw-Hill Global Education Holdings, LLC term loan 3 month U.S. LIBOR + 4.000% 6.112% 5/4/22 (c)(d)		307,715	290,676
NEP/NCP Holdco, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 10/19/25 (c)(d)		323,375	314,967
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.112% 10/19/26 (c)(d)		272,000	266,560
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 6/19/26 (d)(r)		2,725,000	2,725,000
Nielsen Finance LLC Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 4.2113% 10/4/23 (c)(d)		994,911	989,519
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.362% 10/24/21 (c)(d)		1,391,857	1,390,994
Sinclair Television Group, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.500% 7/18/26 (d)(r)		713,462	712,570
3 month U.S. LIBOR + 2.500% 4.7% 7/18/26 (c)(d)		611,538	610,774
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 8/24/22 (c)(d)		2,748,089	2,747,759
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.3953% 8/19/23 (c)(d)		5,992,424	5,747,753
			41,421,516
Wireless Telecommunication Services - 0.2%
iHeartMedia Capital I LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.2298% 5/1/26 (c)(d)		1,040,668	1,043,009
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8953% 11/27/23 (c)(d)		10,710,000	10,698,540
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.6453% 1/2/24 (c)(d)		1,270,000	1,275,563
Tranche B-5, term loan 6.625% 1/2/24		1,718,000	1,733,754
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.12% 4/11/25 (c)(d)		1,122,496	1,115,368
Sprint Communications, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.000% 5.125% 2/2/24 (c)(d)		995,000	992,204
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.625% 2/3/24 (c)(d)		502,507	498,894
Syniverse Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.1951% 3/9/23 (c)(d)		1,612,751	1,503,084
			18,860,416

TOTAL COMMUNICATION SERVICES			90,814,605

CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.0%
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8299% 11/27/20 (c)(d)		1,614,204	1,496,173
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.3299% 11/27/21 (c)(d)		579,000	410,366
			1,906,539
Automobiles - 0.0%
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8299% 4/18/23 (c)(d)		877,286	883,866
Distributors - 0.0%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 6.112% 6/11/26 (c)(d)		626,582	615,617
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 6/11/26 (d)(r)(s)		123,418	121,258
Owens & Minor Distribution, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.7297% 4/30/25 (c)(d)		1,078,110	912,081
			1,648,956
Diversified Consumer Services - 0.1%
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 7/12/24 (c)(d)		1,425,291	1,411,038
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.862% 11/7/23 (c)(d)		534,896	534,564
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.29% 7/3/20 (c)(d)		881,000	838,606
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7/30/26 (d)(r)		1,375,000	1,369,844
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5799% 8/22/25 (c)(d)		363,000	360,278
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0799% 2/21/25 (c)(d)		2,689,427	2,666,567
Learning Care Group (U.S.) No 2 Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4761% 3/13/25 (c)(d)		1,048,932	1,034,835
SMG U.S. Midco 2, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 1/23/25 (c)(d)		500,201	496,139
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5723% 11/14/22 (c)(d)		4,618,731	4,512,500
SSH Group Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.508% 7/30/25 (c)(d)		970,113	960,412
WASH Multifamily Acquisition, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.112% 5/15/23 (c)(d)		19,525	18,939
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 5.362% 5/14/22 (c)(d)		269,888	264,490
3 month U.S. LIBOR + 3.250% 5.362% 5/14/22 (c)(d)		1,553,516	1,522,446
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.112% 5/14/23 (c)(d)		111,476	108,131
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.0455% 11/29/24 (c)(d)		2,591,822	2,587,778
			18,686,567
Hotels, Restaurants & Leisure - 0.6%
Affinity Gaming LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.362% 7/1/23 (c)(d)		677,552	653,587
Aimbridge Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9941% 2/1/26 (c)(d)		668,325	669,996
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 7/31/24 (c)(d)		1,220,705	1,214,602
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.612% 2/15/24 (c)(d)		639,170	627,384
Aramark Services, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.0799% 3/11/25 (c)(d)		1,946,000	1,943,568
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.0276% 10/19/24 (c)(d)		1,324,507	1,324,507
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.3871% 9/15/23 (c)(d)		686,242	685,899
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 2/17/24 (c)(d)		4,601,203	4,592,185
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 12/22/24 (c)(d)		9,481,332	9,333,708
CCM Merger, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 8/8/21 (c)(d)		671,642	671,642
CEC Entertainment, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.612% 8/14/26 (c)(d)		1,000,000	967,500
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 4/18/24 (c)(d)		1,225,620	1,224,664
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.612% 2/1/24 (c)(d)		5,235,000	5,120,511
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.4185% 4/17/24 (c)(d)		1,097,086	1,093,312
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.112% 9/8/24 (c)(d)		341,000	341,215
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 5.112% 3/8/24 (c)(d)		2,029,771	2,016,578
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 8/30/23 (c)(d)		1,063,273	1,063,443
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 11/30/23 (c)(d)		2,794,704	2,797,024
Gaming VC Holdings SA Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4462% 3/15/24 (c)(d)		1,080,791	1,079,440
Gateway Casinos & Entertainment Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.3299% 3/13/25 (c)(d)		1,049,053	1,034,628
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.14% 10/20/24 (c)(d)		3,712,212	3,706,792
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8932% 10/4/23 (c)(d)		5,767,777	5,763,567
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.8952% 6/21/26 (c)(d)		1,646,634	1,649,795
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.932% 4/3/25 (c)(d)		1,058,957	1,056,088
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.8741% 6/10/22 (c)(d)		1,929,285	1,918,829
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 8/31/25 (c)(d)		1,199,970	1,202,466
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.112% 10/14/23 (c)(d)		491,122	454,287
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 5/29/26 (c)(d)		1,250,000	1,255,663
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 10/15/25 (c)(d)		878,555	880,532
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.7001% 3/1/26 (c)(d)		1,371,563	1,301,270
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.86% 4/27/24 (c)(d)		167,719	160,171
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.758% 5/10/26 (c)(d)(k)		500,000	499,375
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.362% 7/28/21 (c)(d)		851,297	843,848
Restaurant Technologies, Inc. 2LN, term loan 3 month U.S. LIBOR + 6.500% 8.612% 10/1/26 (c)(d)(k)		181,000	180,095
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.33% 5/11/24 (c)(d)		401,916	402,169
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.889% 8/14/24 (c)(d)		5,212,425	5,145,810
SeaWorld Parks & Entertainment, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 3/31/24 (c)(d)		727,419	726,509
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.862% 7/6/24 (c)(d)		1,391,197	1,393,924
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8299% 7/10/25 (c)(d)		4,061,169	4,071,079
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.62% 6/8/23 (c)(d)		2,141,297	2,143,396
Travelport Finance Luxembourg SARL:
1LN, term loan 3 month U.S. LIBOR + 5.000% 7.5412% 5/29/26 (c)(d)		2,260,000	2,075,810
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.5412% 5/28/27 (c)(d)		750,000	652,500
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.500% 6.6877% 6/10/26 (c)(d)		716,898	709,729
2LN, term loan 3 month U.S. LIBOR + 8.500% 10.6876% 6/10/27 (c)(d)		160,000	158,400
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.500% 6/10/26 (d)(r)(s)		98,102	97,121
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.862% 5/30/25 (c)(d)		1,423,245	1,426,803
Wynn America LLC Tranche A 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.87% 12/31/21 (c)(d)		922,000	920,848
Wynn Resorts Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.37% 10/30/24 (c)(d)		1,265,640	1,265,374
			80,517,643
Internet & Direct Marketing Retail - 0.1%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.112% 9/25/24 (c)(d)		17,179,454	16,309,830
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.612% 8/19/23 (c)(d)		1,384,832	1,330,740
NASCAR Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.750% 7/26/26 (d)(r)		1,500,000	1,507,185
Red Ventures LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 11/8/24 (c)(d)		1,080,000	1,077,980
			20,225,735
Leisure Products - 0.0%
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.7128% 1/4/26 (c)(d)		752,675	761,767
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8299% 12/21/25 (c)(d)		997,500	902,738
Varsity Brands Holding Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 12/15/24 (c)(d)		1,787,404	1,737,607
			3,402,112
Media - 0.1%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.612% 8/15/25 (c)(d)		1,811,725	1,807,957
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.362% 2/28/25 (c)(d)		3,090,778	3,065,990
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 4.14% 1/15/25 (c)(d)		295,742	296,020
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4451% 7/17/25 (c)(d)		2,781,657	2,766,581
Virgin Media Bristol LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.6951% 1/15/26 (c)(d)		1,815,000	1,813,602
			9,750,150
Specialty Retail - 0.1%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.1678% 6/15/23 (c)(d)		474,342	438,766
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.2347% 7/2/22 (c)(d)		1,827,799	1,216,254
ACProducts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.612% 2/15/24 (c)(d)(k)		993,750	944,063
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.2% 11/17/24 (c)(d)		1,333,000	1,335,919
David's Bridal, Inc. term loan:
3 month U.S. LIBOR + 7.500% 9.62% 7/18/23 (c)(d)		25,427	25,427
3 month U.S. LIBOR + 8.000% 10.12% 1/18/24 (c)(d)		101,707	72,975
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.625% 6/29/26 (c)(d)		1,000,000	1,003,750
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.500% 4.62% 8/19/22 (c)(d)		1,020,413	1,007,178
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5055% 1/26/23 (c)(d)		1,317,359	939,712
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1974% 4/16/26 (c)(d)		1,860,338	1,785,924
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 6.6974% 9/12/24 (c)(d)		498,750	482,541
			9,252,509

TOTAL CONSUMER DISCRETIONARY			146,274,077

CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Arterra Wines Canada, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.1685% 12/16/23 (c)(d)		707,557	703,581
Food & Staples Retailing - 0.2%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.9628% 10/1/26 (c)(d)		98,000	96,530
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9628% 10/1/25 (c)(d)		287,555	287,736
Agro Merchants Intermediate Ho Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0799% 12/6/24 (c)(d)		799,087	793,094
Albertson's LLC:
Tranche B7 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 11/17/25 (c)(d)		1,125,000	1,128,521
Tranche B8, term loan 3 month U.S. LIBOR + 2.750% 4.862% 8/17/26 (c)(d)		1,115,401	1,119,584
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.3308% 5/31/24 (c)(d)		3,606,619	3,447,928
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.9443% 2/3/24 (c)(d)		3,901,088	3,901,907
Eg Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3299% 2/6/25 (c)(d)		991,060	975,580
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7594% 10/22/25 (c)(d)		583,989	585,268
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.7555% 11/20/25 (c)(d)		959,613	818,070
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 9.1269% 6/20/25 (c)(d)		625,000	568,750
Sage Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 7.1269% 6/20/26 (c)(d)		1,500,000	1,501,875
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.862% 6/30/22 (c)(d)		1,038,209	1,026,529
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.362% 6/30/21 (c)(d)		1,145,355	1,141,059
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 8/15/26 (d)(r)		1,750,000	1,752,923
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 6/27/23 (c)(d)		1,232,471	1,233,247
U.S. Salt LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.862% 1/16/26 (c)(d)(k)		443,888	444,442
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5156% 7/19/26 (c)(d)		1,495,000	1,500,143
			22,323,186
Food Products - 0.0%
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.612% 10/7/23 (c)(d)		3,362,817	3,303,968
Hostess Brands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4481% 8/3/22 (c)(d)		377,128	376,186
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.612% 5/1/26 (c)(d)		3,097,238	3,101,109
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.15% 5/24/24 (c)(d)		1,178,000	1,177,835
			7,959,098
Personal Products - 0.0%
Coty, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4628% 4/5/25 (c)(d)		648,090	626,217
Prestige Brands, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.112% 1/26/24 (c)(d)		450,022	449,297
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.1951% 6/15/25 (c)(d)		432,722	373,006
			1,448,520

TOTAL CONSUMER STAPLES			32,434,385

ENERGY - 0.3%
Energy Equipment & Services - 0.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.862% 11/3/25 (c)(d)		1,270,000	1,121,829
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.1686% 5/21/25 (c)(d)		1,121,504	1,004,677
FTS International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.862% 4/16/21 (c)(d)		130,940	129,631
			2,256,137
Oil, Gas & Consumable Fuels - 0.3%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8299% 5/18/23 (c)(d)		2,548,489	2,498,589
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.362% 6/22/24 (c)(d)		2,587,000	2,353,239
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.4909% 12/31/21 (c)(d)		3,409,000	3,016,965
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.8659% 12/31/22 (c)(d)		5,248,000	4,771,324
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 9.2441% 7/23/23 (c)(d)		855,000	865,688
Citgo Petroleum Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.3189% 3/28/24 (c)(d)		2,992,500	2,998,724
Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.8189% 7/29/21 (c)(d)		2,676,712	2,675,882
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.6951% 5/7/25 (c)(d)		1,796,391	1,715,553
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.5799% 3/31/25 (c)(d)		1,195,815	1,188,844
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 10.3299% 3/23/26 (c)(d)		256,098	251,296
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.3299% 2/6/25 (c)(d)		167,727	165,107
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.04% 3/1/26 (c)(d)		2,000,000	1,922,500
Equitrans Midstream Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.612% 1/31/24 (c)(d)		711,425	708,935
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.112% 3/1/24 (c)(d)		4,122,871	1,752,220
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.432% 7/18/25 (c)(d)		3,331,259	3,176,156
Houston Fuel Oil Terminal Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.87% 6/26/25 (c)(d)		1,976,030	1,964,925
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 6.112% 2/15/24 (c)(d)		1,016,204	969,967
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1452% 5/22/26 (c)(d)		1,625,000	1,581,336
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6/13/26 (d)(r)		375,000	375,469
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.362% 10/30/24 (c)(d)		1,127,679	1,076,934
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 8.0799% 12/19/20 (c)(d)		1,975,025	1,840,486
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8125% 11/14/25 (c)(d)		995,000	992,513
Sanchez Energy Corp. 1LN, term loan 3 month U.S. LIBOR + 8.000% 2.8571% 5/11/20 (c)(d)(k)(s)		2,252,370	2,139,751
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 8.1361% 6/21/26 (c)(d)		1,125,000	1,074,375
			42,076,778

TOTAL ENERGY			44,332,915

FINANCIALS - 0.5%
Capital Markets - 0.1%
AssuredPartners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.612% 10/22/24 (c)(d)		1,829,875	1,818,438
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8866% 9/30/24 (c)(d)		2,445,000	2,444,242
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.258% 5/22/24 (c)(d)		500,000	499,585
Citadel Securities LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.612% 2/27/26 (c)(d)		1,995,000	1,995,000
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.87% 4/27/24 (c)(d)		1,082,714	1,073,240
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4451% 3/1/25 (c)(d)		2,211,557	2,205,342
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0799% 9/29/24 (c)(d)		264,977	258,851
			10,294,698
Diversified Financial Services - 0.2%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.9221% 1/15/25 (c)(d)		3,614,810	3,620,088
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.7555% 10/31/24 (c)(d)		1,476,077	1,407,808
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.112% 2/13/25 (c)(d)		289,275	288,312
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.0799% 10/6/23 (c)(d)		1,245,833	1,247,166
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.862% 10/1/25 (c)(d)		4,995,284	5,017,463
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 12/27/22 (c)(d)		889,650	891,038
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.0799% 10/30/22 (c)(d)		1,351,000	1,351,851
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.612% 7/3/24 (c)(d)		502,195	503,180
Greensky Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.375% 3/29/25 (c)(d)		500,201	491,447
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.61% 7/3/24 (c)(d)		356,308	355,417
Lions Gate Capital Holdings Ll Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 3/24/25 (c)(d)		641,092	638,688
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3299% 6/30/24 (c)(d)		626,244	621,159
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.8299% 2/10/24 (c)(d)		975,515	799,923
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6452% 11/16/25 (c)(d)		2,985,000	2,973,806
TransUnion LLC:
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 4.112% 6/19/25 (c)(d)		1,466,667	1,467,459
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 4/9/23 (c)(d)		1,485,431	1,486,233
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (c)(k)		1,105,000	1,142,018
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5689% 7/1/26 (c)(d)		1,079,727	1,078,043
			25,381,099
Insurance - 0.2%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.362% 11/22/23 (c)(d)		1,556,121	1,542,116
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1452% 5/10/25 (c)(d)		1,941,293	1,884,433
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4509% 5/10/25 (c)(d)		750,000	739,223
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8844% 1/25/24 (c)(d)		1,944,771	1,940,959
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 11/3/23 (c)(d)		2,637,308	2,637,783
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 11/3/24 (c)(d)		2,171,549	2,171,549
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.112% 8/4/22 (c)(d)		5,249,800	5,250,745
3 month U.S. LIBOR + 6.500% 8.612% 8/4/25 (c)(d)		4,904,000	4,971,724
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2663% 4/25/25 (c)(d)		5,154,224	5,046,656
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3299% 5/16/24 (c)(d)		2,010,652	1,961,230
			28,146,418
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.7805% 7/10/26 (c)(d)		750,000	751,875
Real Estate Management & Development - 0.0%
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 3/23/25 (c)(d)		1,710,738	1,710,208
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.112% 12/5/20 (c)(d)		885,800	871,405

TOTAL FINANCIALS			67,155,703

HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.612% 6/22/24 (c)(d)		2,159,102	2,121,318
NVA Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 2/2/25 (c)(d)		625,000	623,438
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 2/2/25 (c)(d)		761,248	760,311
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.563% 6/30/25 (c)(d)		3,138,712	2,954,313
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.681% 2/11/26 (c)(d)		4,738,125	4,711,497
			11,170,877
Health Care Providers & Services - 0.1%
HCA Holdings, Inc.:
Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 4.3299% 3/13/25 (c)(d)		1,074,837	1,077,696
Tranche B 11LN, term loan 3 month U.S. LIBOR + 1.750% 4.0799% 3/18/23 (c)(d)		2,358,090	2,360,378
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 7/31/26 (d)(r)		624,148	616,864
2LN, term loan 3 month U.S. LIBOR + 8.250% 7/31/27 (d)(r)		485,000	485,000
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.250% 7/31/26 (d)(r)		155,852	154,033
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0799% 6/7/23 (c)(d)		708,843	658,338
Surgery Center Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.37% 8/31/24 (c)(d)		1,492,405	1,417,785
Tivity Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.362% 3/8/26 (c)(d)		884,561	875,769
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 6/23/24 (c)(d)		1,834,053	1,755,189
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.112% 6/13/26 (c)(d)		3,125,000	2,980,469
Vizient, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.612% 5/6/26 (c)(d)		748,125	750,616
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 12/1/24 (c)(d)		894,191	869,047
			14,001,184
Life Sciences Tools & Services - 0.0%
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.862% 9/27/24 (c)(d)		1,302,528	1,222,280
Pharmaceuticals - 0.1%
Catalent Pharma Solutions Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 5/9/26 (c)(d)		997,500	1,000,413
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6515% 8/18/22 (c)(d)(k)		51,000	49,980
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.112% 11/25/20 (c)(d)		72,605	70,971
Tranche B, term loan 3 month U.S. LIBOR + 5.375% 7.487% 11/25/22 (c)(d)		4,101,585	3,910,164
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 4.112% 3/27/23 (c)(d)		2,079,464	2,082,355
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.9509% 11/27/25 (c)(d)		1,387,500	1,386,113
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2009% 6/1/25 (c)(d)		2,723,486	2,726,563
			11,226,559

TOTAL HEALTH CARE			37,620,900

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.1%
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.58% 6/19/26 (c)(d)		375,000	372,345
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.8299% 5/30/25 (c)(d)		1,066,897	1,055,310
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.8299% 6/9/23 (c)(d)		4,285,487	4,251,760
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.8299% 8/22/24 (c)(d)		1,423,164	1,408,221
Wesco Aircraft Hardware Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.62% 2/28/21 (c)(d)		726,000	725,318
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0096% 4/30/25 (c)(d)		1,400,198	1,397,579
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 10.01% 4/30/26 (c)(d)		181,000	179,643
			9,390,176
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.3299% 4/4/26 (c)(d)		1,323,462	1,322,284
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.000% 6.3299% 4/4/26 (c)(d)		711,538	710,905
Hanjin International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.6453% 10/18/20 (c)(d)		372,000	371,070
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8953% 10/5/24 (c)(d)		669,912	655,676
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 2/23/25 (c)(d)		535,000	535,369
			3,595,304
Airlines - 0.0%
Kestrel Bidco, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.750% 8/7/26 (d)(r)		1,715,000	1,718,756
Building Products - 0.0%
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 6/1/25 (c)(d)		1,353,296	1,325,391
HD Supply, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 3.862% 10/17/23 (c)(d)		360,278	361,477
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.112% 5/31/25 (c)(d)		916,060	886,746
			2,573,614
Commercial Services & Supplies - 0.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5149% 6/21/24 (c)(d)		4,336,641	4,108,968
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0031% 8/1/26 (c)(d)		1,125,000	1,122,896
Environmental Resources Management I Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1005% 7/10/26 (c)(d)		625,000	620,831
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 3/29/25 (c)(d)		1,700,278	1,699,224
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 7.0799% 11/3/23 (c)(d)		1,612,087	1,249,368
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 2/27/25 (c)(d)		6,124,875	6,105,765
Merrill Communications LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.5055% 6/1/22 (c)(d)		265,299	265,963
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 8/29/25 (c)(d)		866,645	808,866
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.6591% 8/15/25 (c)(d)		1,464,788	1,463,572
Thomson Reuters IP&S Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.362% 10/3/23 (c)(d)		755,974	757,864
TMK Hawk Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.6307% 9/26/24 (c)(d)		463,462	389,693
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 2/8/26 (c)(d)		564,585	560,351
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 12/20/24 (c)(d)		1,535,180	1,533,261
			20,686,622
Construction & Engineering - 0.1%
AECOM Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.862% 3/13/25 (c)(d)		654,824	654,988
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.33% 7/2/25 (c)(d)		1,058,242	1,058,242
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4844% 6/14/21 (c)(d)		1,009,020	1,007,759
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4% 7/19/26 (c)(d)		1,356,485	1,355,916
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.26% 9/27/24 (c)(d)		970,665	914,046
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8422% 5/21/26 (c)(d)		2,140,069	2,134,719
			7,125,670
Electrical Equipment - 0.0%
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3299% 11/30/23 (c)(d)		2,242,000	2,105,619
Machinery - 0.0%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.112% 10/1/25 (c)(d)		1,151,812	1,146,537
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.362% 11/15/26 (c)(d)		160,000	157,733
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 11/15/25 (c)(d)		901,410	889,016
Sundyne U.S. Purchaser, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.112% 5/15/26 (c)(d)		601,389	589,361
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 3/31/24 (c)(d)		1,134,869	1,105,487
			3,888,134
Marine - 0.0%
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.24% 6/22/22 (c)(d)		1,656,906	1,648,621
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.44% 9/14/20 (c)(d)		602,453	598,687
			2,247,308
Professional Services - 0.0%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.862% 4/4/24 (c)(d)		1,197,810	1,198,456
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.12% 2/7/26 (c)(d)		708,225	710,215
			1,908,671
Road & Rail - 0.0%
Hertz Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.87% 6/30/23 (c)(d)		1,186,318	1,181,134
IBC Capital Ltd.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.402% 9/11/24 (c)(d)		160,000	157,600
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.152% 9/11/23 (c)(d)		449,837	446,746
Kenan Advantage Group, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 7/31/22 (c)(d)		635,712	611,675
Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 7/31/22 (c)(d)		162,218	156,084
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.6453% 7/13/23 (c)(d)		802,809	799,654
3 month U.S. LIBOR + 4.000% 6.1951% 4/4/25 (c)(d)		2,609,233	2,609,233
			5,962,126
Trading Companies & Distributors - 0.0%
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.18% 2/9/23 (c)(d)		1,179,415	1,177,941

TOTAL INDUSTRIALS			62,379,941

INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.862% 8/10/25 (c)(d)		1,477,339	1,137,551
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 4/4/26 (c)(d)		3,570,000	3,549,187
Radiate Holdco LLC:
1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 2/1/24 (c)(d)		1,000,000	997,190
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 2/1/24 (c)(d)		4,621,541	4,575,325
Sabre Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.682% 4/15/26 (c)(d)		1,122,188	1,122,894
			11,382,147
Electronic Equipment & Components - 0.1%
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 2/28/25 (c)(d)		2,236,235	2,241,826
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 2/1/25 (c)(d)		1,406,319	1,376,435
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.862% 2/1/26 (c)(d)(k)		158,000	151,680
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.2828% 1/31/24 (c)(d)		278,855	279,379
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.362% 3/8/26 (c)(d)		129,000	124,485
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 3/8/25 (c)(d)		441,654	423,988
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.8299% 12/2/24 (c)(d)		701,657	696,977
3 month U.S. LIBOR + 7.500% 9.8319% 12/1/25 (c)(d)		272,000	271,320
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 2/15/24 (c)(d)		2,168,787	2,172,040
II-VI, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 0% 6/28/26 (c)(d)(r)		625,000	621,875
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 5.0799% 2/1/22 (c)(d)		782,315	781,502
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.33% 12/3/25 (c)(d)		833,809	833,809
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.7298% 9/28/24 (c)(d)		2,443,227	2,436,092
			12,411,408
Internet Software & Services - 0.1%
Ancestry.Com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.49% 10/19/23 (c)(d)		1,764,926	1,753,895
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 5.8659% 9/29/24 (c)(d)		3,492,113	3,492,986
3 month U.S. LIBOR + 8.500% 10.6159% 9/29/25 (c)(d)		959,795	967,599
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.459% 8/1/25 (c)(d)		828,835	812,946
			7,027,426
IT Services - 0.1%
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.2555% 4/19/25 (c)(d)		360,271	341,807
Datto, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.5799% 4/2/26 (c)(d)		1,000,000	1,002,500
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8823% 2/9/23 (c)(d)		1,703,206	1,672,191
Global Payments, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 3.862% 4/22/23 (c)(d)		441,612	440,949
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.86% 5/31/25 (c)(d)		2,585,222	2,071,693
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 5/1/24 (c)(d)		2,035,380	2,033,690
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.612% 8/27/25 (c)(d)		1,938,353	1,941,376
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0438% 3/1/26 (c)(d)		2,266,833	2,270,075
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.9451% 10/11/26 (c)(d)		398,104	388,152
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9451% 10/11/25 (c)(d)		1,959,447	1,932,093
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 5/17/26 (c)(d)		1,142,250	1,144,489
			15,239,015
Semiconductors & Semiconductor Equipment - 0.0%
Cabot Microelectronics Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.375% 11/15/25 (c)(d)		1,027,258	1,027,905
Software - 0.5%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.4463% 6/13/25 (c)(d)		2,333,000	2,275,655
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.6963% 6/13/24 (c)(d)		4,433,709	4,272,366
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.5799% 4/23/26 (c)(d)		748,125	742,514
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5799% 10/2/25 (c)(d)		2,265,807	2,136,792
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.473% 9/5/25 (c)(d)		969,927	965,077
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.112% 4/30/25 (c)(d)		1,260,475	1,259,946
Compuware Corp. 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.112% 8/23/25 (c)(d)		1,418,270	1,421,220
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.862% 11/29/24 (c)(d)		896,193	881,353
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 8/8/26 (d)(r)		2,750,000	2,738,533
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.112% 10/31/24 (c)(d)		2,588,040	2,588,040
Dynatrace LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 8/23/25 (c)(d)		603,758	603,607
EagleView Technology Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.6452% 8/14/25 (c)(d)		696,500	642,521
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 7/22/26 (c)(d)		1,125,000	1,118,441
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.37% 6/1/22 (c)(d)		1,737,138	1,734,601
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.37% 12/22/23 (c)(d)		1,260,372	1,259,187
Flexera Software LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.62% 2/26/25 (c)(d)		498,737	498,583
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.112% 7/7/25 (c)(d)		144,000	144,271
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 7/1/24 (c)(d)		1,065,725	1,061,068
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.6507% 11/21/24 (c)(d)		1,605,510	1,539,957
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5031% 11/1/24 (c)(d)		2,849,000	2,911,678
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2531% 11/1/23 (c)(d)		5,697,937	5,691,441
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.47% 1/20/24 (c)(d)		1,859,525	1,852,552
3 month U.S. LIBOR + 9.000% 11.22% 1/20/25 (c)(d)		363,000	357,555
MA FinanceCo. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.362% 11/20/21 (c)(d)		162,058	160,582
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 4.612% 6/21/24 (c)(d)		5,623,071	5,454,379
3 month U.S. LIBOR + 2.500% 4.612% 6/21/24 (c)(d)		837,759	812,626
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.862% 9/15/24 (c)(d)		713,553	707,010
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.13% 9/4/26 (c)(d)		100,000	99,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.38% 9/4/25 (c)(d)		743,910	727,916
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.56% 4/26/24 (c)(d)		750,000	747,660
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 5/30/26 (c)(d)		375,000	371,018
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 5/31/25 (c)(d)		886,871	867,138
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.112% 5/31/26 (c)(d)		511,000	487,152
S2P Acquisition Borrower, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1952% 8/9/26 (c)(d)		625,000	623,956
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.862% 3/3/23 (c)(d)		2,744,877	2,729,450
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 5.5799% 9/30/22 (c)(d)		2,651,132	2,647,261
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.362% 7/8/22 (c)(d)		209,967	210,130
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.362% 4/16/25 (c)(d)		2,183,930	2,186,114
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.362% 4/16/25 (c)(d)		1,475,683	1,477,159
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.250% 4.362% 4/16/25 (c)(d)		3,357,677	3,357,207
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.5799% 9/30/23 (c)(d)		494,359	495,442
TIBCO Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.25% 6/30/26 (c)(d)		1,605,387	1,603,878
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0799% 5/4/26 (c)(d)		2,315,000	2,319,144
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6481% 1/27/23 (c)(d)		1,196,997	1,134,754
Vertafore, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.362% 7/2/25 (c)(d)		3,843,446	3,707,734
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.362% 7/2/26 (c)(d)		817,000	802,024
			72,425,692
Technology Hardware, Storage & Peripherals - 0.0%
Dell International LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.12% 9/7/23 (c)(d)		573,166	574,295

TOTAL INFORMATION TECHNOLOGY			120,087,888

MATERIALS - 0.3%
Chemicals - 0.1%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.862% 3/21/25 (c)(d)		1,260,601	1,255,874
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan:
3 month U.S. LIBOR + 3.500% 5.612% 11/18/23 (c)(d)		364,065	349,502
3 month U.S. LIBOR + 4.250% 6.362% 11/18/23 (c)(d)		211,449	208,277
ASP Chromaflo Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 11/18/23 (c)(d)		279,981	268,782
Tranche B3/B4 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.362% 11/18/23 (c)(d)(k)		162,613	160,174
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.82% 7/1/26 (c)(d)		710,000	708,225
Kraton Polymers LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.612% 3/8/25 (c)(d)		674,000	671,473
MacDermid, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 1/31/26 (c)(d)		746,250	745,317
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.8299% 3/1/26 (c)(d)		1,810,463	1,797,536
OCI Partners LP Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3299% 3/13/25 (c)(d)		896,193	892,833
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.75% 10/11/24 (c)(d)		1,360,815	1,350,609
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.4628% 10/1/25 (c)(d)		3,997,980	3,856,372
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.87% 4/3/25 (c)(d)		1,217,696	1,174,322
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.112% 9/6/24 (c)(d)		713,553	701,601
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.947% 9/22/24 (c)(d)		1,785,289	1,770,507
Univar, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.362% 7/1/24 (c)(d)		320,050	319,877
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.0799% 4/3/25 (c)(d)		267,975	267,372
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 4.0799% 4/3/25 (c)(d)		459,528	458,494
			16,957,147
Containers & Packaging - 0.2%
Ball Metalpack Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.6241% 7/31/25 (c)(d)		780,090	754,737
Berlin Packaging, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2151% 11/7/25 (c)(d)		3,022,203	2,950,425
Berry Global, Inc.:
Tranche Q, term loan 3 month U.S. LIBOR + 2.250% 4.4509% 10/1/22 (c)(d)		2,965,000	2,965,682
Tranche T, term loan 3 month U.S. LIBOR + 2.000% 4.2009% 1/6/21 (c)(d)		117,721	117,721
Tranche U, term loan 3 month U.S. LIBOR + 2.500% 4.7009% 7/1/26 (c)(d)		2,875,000	2,873,419
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5895% 4/3/24 (c)(d)		355,281	345,010
Charter Nex U.S., Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 5/16/24 (c)(d)		465,000	464,130
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.112% 5/16/24 (c)(d)		439,635	431,722
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.862% 5/22/24 (c)(d)		816,781	803,851
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.3189% 12/29/23 (c)(d)		2,341,322	2,226,082
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5689% 6/29/25 (c)(d)		2,235,085	2,126,751
Pregis TopCo Corp. 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.2531% 7/31/26 (c)(d)		750,000	745,935
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.862% 2/5/23 (c)(d)		6,190,853	6,184,228
			22,989,693
Metals & Mining - 0.0%
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.5173% 8/25/23 (c)(d)		1,664,481	1,303,838
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.362% 10/17/22 (c)(d)		2,815,885	1,357,651
Tank Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.5309% 3/26/26 (c)(d)		800,000	794,248
			3,455,737
Paper & Forest Products - 0.0%
Clearwater Paper Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4375% 7/26/26 (c)(d)		500,000	500,000

TOTAL MATERIALS			43,902,577

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 3.8666% 2/6/22 (c)(d)(k)		870,000	848,250
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.9483% 6/28/23 (c)(d)		616,331	616,331
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.12% 3/23/24 (c)(d)		1,012,943	942,544
			2,407,125
Real Estate Management & Development - 0.1%
Capital Automotive LP:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.12% 3/24/25 (c)(d)		395,589	395,838
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.62% 3/24/24 (c)(d)		514,237	512,952
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.362% 8/21/25 (c)(d)		2,814,730	2,811,943
Forest City Enterprises LP Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.112% 12/7/25 (c)(d)		681,575	685,835
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.42% 2/8/25 (c)(d)		1,186,950	1,143,424
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.17% 12/22/24 (c)(d)		3,858,000	3,863,517
			9,413,509

TOTAL REAL ESTATE			11,820,634

UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.612% 8/1/25 (c)(d)		3,413,485	3,414,714
ExGen Renewables IV, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.13% 11/28/24 (c)(d)		1,020,032	981,780
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.8299% 11/13/21 (c)(d)		1,084,720	1,041,331
Invenergy Thermal Operating I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.612% 8/28/25 (c)(d)		870,228	873,491
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 1/30/24 (c)(d)		1,901,265	1,829,968
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 1/30/24 (c)(d)		107,234	103,213
Tex Operations Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 8/4/23 (c)(d)		2,027,289	2,028,424
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 4.1473% 12/31/25 (c)(d)		3,732,739	3,735,837
			14,008,758
Gas Utilities - 0.0%
UGI Energy Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 8/1/26 (c)(d)		625,000	625,000
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Corp. Tranche B9 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.08% 4/5/26 (c)(d)		1,000,000	998,330
Oregon Clean Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.862% 3/1/26 (c)(d)		618,450	617,677
Talen Energy Supply LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.9628% 6/28/26 (c)(d)		125,000	122,813
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.37% 12/9/21 (c)(d)		873,244	785,919
TerraForm Power Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.112% 11/8/22 (c)(d)		289,793	289,431
			2,814,170

TOTAL UTILITIES			17,447,928

TOTAL BANK LOAN OBLIGATIONS
(Cost $683,126,671)			674,271,553

Bank Notes - 0.3%
Capital One NA 2.95% 7/23/21		6,833,000	6,919,179
Discover Bank:
(Delaware) 3.2% 8/9/21		$9,357,000	$9,531,621
3.1% 6/4/20		8,196,000	8,239,159
4.682% 8/9/28 (c)		5,039,000	5,286,415
8.7% 11/18/19		1,074,000	1,086,911
KeyBank NA 6.95% 2/1/28		718,000	919,884
Synchrony Bank 3.65% 5/24/21		8,482,000	8,654,994
TOTAL BANK NOTES
(Cost $39,526,376)			40,638,163

Preferred Securities - 0.8%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Colombia Telecomunicaciones SA 8.5% (b)(c)(t)		$530,000	$565,041
Telefonica Europe BV 2.625% (Reg. S) (c)(t)	EUR	1,600,000	1,800,305
			2,365,346
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(t)	EUR	4,751,000	5,417,461
2.7%(Reg. S) (c)(t)	EUR	3,000,000	3,462,854
3.75% (c)(t)	EUR	3,050,000	3,563,423
			12,443,738
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (t)		2,941,000	3,051,633
Danone SA 1.75% (Reg. S) (c)(t)	EUR	2,100,000	2,379,268
			5,430,901
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
MPLX LP 6.875% (c)(t)		2,820,000	2,834,596
FINANCIALS - 0.6%
Banks - 0.4%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(t)		1,572,000	1,615,807
Allied Irish Banks PLC 7.375% (Reg. S) (c)(t)	EUR	1,358,000	1,614,805
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (c)(t)	EUR	2,200,000	2,543,408
6.75% (Reg. S) (c)(t)	EUR	2,800,000	3,157,896
Banco Do Brasil SA:
6.25% (b)(c)(t)		760,000	748,946
9% (b)(c)(t)		475,000	529,835
Banco Mercantil del Norte SA 7.625% (b)(c)(t)		352,000	356,263
Bank of America Corp.:
5.875% (c)(t)		1,330,000	1,482,072
6.1% (c)(t)		2,955,000	3,303,240
6.25% (c)(t)		1,933,000	2,166,063
6.5% (c)(t)		1,089,000	1,245,016
Bank of Nova Scotia 4.65% (c)(t)		2,677,000	2,684,123
Barclays Bank PLC 7.625% 11/21/22		9,472,000	10,645,065
Barclays PLC:
7.125% (c)(t)	GBP	1,300,000	1,659,069
7.875% (Reg. S) (c)(t)		2,778,000	2,935,100
CYBG PLC 9.25% (Reg. S) (c)(t)	GBP	950,000	1,200,505
Danske Bank A/S 5.875% (Reg. S) (c)(t)	EUR	1,050,000	1,252,319
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (c)(t)		200,000	215,027
HSBC Holdings PLC 5.25% (c)(t)	EUR	1,695,000	2,026,933
Itau Unibanco Holding SA:
5.5% 8/6/22 (b)		419,000	440,138
6.125% (b)(c)(t)		195,000	199,088
Royal Bank of Scotland Group PLC 7.5% (c)(t)		4,178,000	4,298,074
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (t)	EUR	2,148,200	2,959,182
Tinkoff Credit Systems 9.25% (Reg. S) (c)(t)		1,193,000	1,276,046
Wells Fargo & Co. 5.9% (c)(t)		4,885,000	5,276,160
			55,830,180
Capital Markets - 0.0%
Deutsche Bank AG 6% (Reg. S) (c)(t)	EUR	1,300,000	1,262,579
Insurance - 0.2%
Assicurazioni Generali SpA 6.416% (c)(t)	GBP	1,750,000	2,330,395
Aviva PLC:
5.9021% (c)(t)	GBP	2,400,000	3,010,392
6.125% (c)(t)	GBP	5,680,000	7,820,668
Credit Agricole Assurances SA 4.25% (Reg. S) (c)(t)	EUR	1,800,000	2,273,817
Generali Finance BV 4.596% (Reg. S) (c)(t)	EUR	1,450,000	1,809,512
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(t)		2,594,000	2,653,552
			19,898,336

TOTAL FINANCIALS			76,991,095

INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Odebrecht Finance Ltd. 7.5% (b)(e)(t)		2,413,000	241,903
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Samhallsbyggnadsbolaget I Norden AB 4.625% (Reg. S) (c)(t)	EUR	2,040,000	2,387,097
Real Estate Management & Development - 0.1%
CPI Property Group SA 4.375% (Reg. S) (c)(t)	EUR	1,550,000	1,762,973
Deutsche Annington Finance BV 4% (Reg. S) (c)(t)	EUR	1,000,000	1,213,927
Grand City Properties SA 3.75% (c)(t)	EUR	2,900,000	3,458,270
			6,435,170

TOTAL REAL ESTATE			8,822,267

UTILITIES - 0.0%
Water Utilities - 0.0%
Pennon Group PLC 2.875% (Reg. S) (c)(t)	GBP	699,000	860,571
TOTAL PREFERRED SECURITIES
(Cost $107,815,874)			109,990,417
		Shares	Value

Money Market Funds - 5.3%
Fidelity Cash Central Fund 2.13% (u)
(Cost $757,382,265)		757,233,015	757,384,462

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.476% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	28,000,000	$802,143
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.54% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	11,000,000	77,493
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.5675% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	25,000,000	170,040
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.645% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	10,000,000	62,500
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.313% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	59,400,000	814,546
Option with an exercise rate of 2.875% on a credit default swap with Citibank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	7,127,000	53,824
Option with an exercise rate of 2.875% on a credit default swap with JPMorgan Chase Bank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	10/16/19	41,717,000	170,566

TOTAL PUT OPTIONS			2,151,112

Call Options - 0.1%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.476% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/27/24	28,000,000	834,511
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.54% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	11,000,000	928,944
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.5675% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	25,000,000	2,149,154
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.645% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	10,000,000	902,963
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.313% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	59,400,000	3,211,643

TOTAL CALL OPTIONS			8,027,215

TOTAL PURCHASED SWAPTIONS
(Cost $8,065,610)			10,178,327
TOTAL INVESTMENT IN SECURITIES - 110.4%
(Cost $14,845,855,545)			15,592,864,858
NET OTHER ASSETS (LIABILITIES) - (10.4)%			(1,469,629,133)
NET ASSETS - 100%			$14,123,235,725

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
3% 9/1/49	$(56,000,000)	$(57,747,850)
3.5% 9/1/49	(20,600,000)	(21,401,470)
3.5% 9/1/49	(22,000,000)	(22,855,939)
3.5% 9/1/49	(13,200,000)	(13,713,563)
3.5% 9/1/49	(8,200,000)	(8,519,032)
3.5% 9/1/49	(3,000,000)	(3,116,719)
3.5% 9/1/49	(6,100,000)	(6,337,328)
3.5% 9/1/49	(6,100,000)	(6,337,328)
4% 9/1/49	(8,200,000)	(8,544,015)

TOTAL GINNIE MAE		(148,573,244)

Uniform Mortgage Backed Securities
3.5% 9/1/49	(44,500,000)	(45,727,225)
4% 9/1/49	(40,200,000)	(41,730,446)
4% 9/1/49	(35,900,000)	(37,266,743)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(124,724,414)

TOTAL TBA SALE COMMITMENTS
(Proceeds $272,807,992)		$(273,297,658)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Options
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.507% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	7,000,000	$(54,851)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.97% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	10,000,000	(189,119)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 1.92% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	4,290,000	(457)
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.26% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	5/31/22	7,000,000	(76,385)
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.46% and receive quarterly a floating rate based on the 3 month LIBOR, expiring March 2029	3/28/22	175,000	(1,351)

TOTAL PUT OPTIONS			(322,163)

Call Options
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.507% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/8/19	7,000,000	(143,771)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.97% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	10,000,000	(429,430)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 1.92% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/25/19	4,290,000	(218,936)
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.26% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	5/31/22	7,000,000	(485,239)
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.46% and pay quarterly a floating rate based on the 3 month LIBOR, expiring March 2029	3/28/22	175,000	(13,990)

TOTAL CALL OPTIONS			(1,291,366)

TOTAL WRITTEN SWAPTIONS			$(1,613,529)
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	27	Sept. 2019	$2,705,441	$125,840	$125,840
Eurex Euro-Bobl Contracts (Germany)	35	Sept. 2019	5,240,325	35,455	35,455
ICE Long Gilt Contracts (United Kingdom)	10	Dec. 2019	1,633,919	6,933	6,933
TME 10 Year Canadian Note Contracts (Canada)	115	Dec. 2019	12,531,320	14,003	14,003
TOTAL BOND INDEX CONTRACTS					182,231
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	24	Dec. 2019	5,186,813	2,578	2,578
CBOT 5-Year U.S. Treasury Note Contracts (United States)	46	Dec. 2019	5,518,922	3,154	3,154
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	Dec. 2019	826,250	4,661	4,661
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	141	Dec. 2019	20,365,688	54,767	54,767
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	74	Dec. 2019	14,610,375	(32,539)	(32,539)
TOTAL TREASURY CONTRACTS					32,621

TOTAL PURCHASED					214,852

Sold
Bond Index Contracts
Eurex Euro-Bund Contracts (Germany)	12	Sept. 2019	2,362,078	(51,980)	(51,980)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	701	Dec. 2019	92,334,844	47,849	47,849
CBOT 2-Year U.S. Treasury Note Contracts (United States)	959	Dec. 2019	207,256,383	(110,100)	(110,100)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	501	Dec. 2019	60,108,258	15,917	15,917
CBOT Long Term U.S. Treasury Bond Contracts (United States)	140	Dec. 2019	23,135,000	(131,552)	(131,552)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	309	Dec. 2019	44,631,188	(123,713)	(123,713)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	27	Dec. 2019	5,330,813	17,460	17,460
TOTAL TREASURY CONTRACTS					(284,139)

TOTAL SOLD					(336,119)

TOTAL FUTURES CONTRACTS					$(121,267)

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

The notional amount of futures sold as a percentage of Net Assets is 3.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
GBP	171,000	USD	208,004	Goldman Sachs Bank USA	9/3/19	$68
EUR	199,000	USD	222,148	JPMorgan Chase Bank, N.A.	11/27/19	(2,023)
USD	374,739	EUR	334,000	BNP Paribas	11/27/19	5,281
USD	1,303,696	EUR	1,179,000	BNP Paribas	11/27/19	(469)
USD	220,657,833	EUR	197,653,000	Goldman Sachs Bank USA	11/27/19	2,021,990
USD	355,924	EUR	319,000	Goldman Sachs Bank USA	11/27/19	3,059
USD	668,795	GBP	548,000	Goldman Sachs Bank USA	11/27/19	(250)
USD	40,188,968	GBP	32,689,000	JPMorgan Chase Bank, N.A.	11/27/19	279,491
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$2,307,147
					Unrealized Appreciation	2,309,889
					Unrealized Depreciation	(2,742)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 6,250,000	$(217,465)	$199,690	$(17,775)
BNP Paribas	Jun. 2024	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 3,250,000	(22,484)	19,069	(3,415)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	13,000,000	(41,527)	25,732	(15,795)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	11,700,000	(37,374)	24,233	(13,141)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	7,300,000	(23,319)	(16,664)	(39,983)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,970,000	(12,682)	(20,569)	(33,251)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	12,387,000	(39,569)	(88,261)	(127,830)
CMBX N.A. AAA Index Series 11	Nov. 2054	Citigroup Global Markets Ltd.	(0.5%)	Monthly	14,500,000	(46,319)	(16,478)	(62,797)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	7,803,000	(24,926)	(55,599)	(80,525)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	10,000,000	(31,944)	(35,055)	(66,999)
CMBX N.A. AAA Index Series 11	Nov. 2054	Credit Suisse International	(0.5%)	Monthly	14,200,000	(45,360)	(2,232)	(47,592)
CMBX N.A. AAA Index Series 11	Nov. 2054	J.P. Morgan Securities LLC	(0.5%)	Monthly	7,860,000	(25,108)	(53,201)	(78,309)
Commerzbank AG	Jun. 2024	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 4,000,000	(76,118)	66,084	(10,034)
Leonardo Spa	Jun. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 1,250,000	(293,015)	272,041	(20,974)
Leonardo Spa	Jun. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 850,000	(199,250)	184,161	(15,089)
Leonardo Spa	Jun. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 550,000	(128,927)	119,164	(9,763)
Volvo Treas Ab	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(33,571)	25,441	(8,130)

TOTAL CREDIT DEFAULT SWAPS						$(1,298,958)	$647,556	$(651,402)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2021	$47,800,000	$(26,586)	$0	$(26,586)
3-month LIBOR(3)	Quarterly	1.5%	Semi - annual	LCH	Dec. 2029	23,530,000	41,962	0	41,962
0.75%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2029	EUR 8,570,000	642,380	0	642,380
1.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2034	EUR 11,230,000	1,629,886	0	1,629,886
1.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 3,710,000	553,565	0	553,565
0.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 290,000	(2,646)	0	(2,646)

TOTAL INTEREST RATE SWAPS							$2,838,561	$0	$2,838,561

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,895,103,010 or 13.4% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Non-income producing - Security is in default.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,389,357.

 (g) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $2,637,550.

 (h) Security or a portion of the security has been segregated as collateral for open options and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,039,611.

 (i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (k) Level 3 security

 (l) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (m) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (n) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (o) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $560,882 or 0.0% of net assets.

 (p) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (q) Non-income producing

 (r) The coupon rate will be determined upon settlement of the loan after period end.

 (s) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,830,355 and $1,746,772, respectively.

 (t) Security is perpetual in nature with no stated maturity date.

 (u) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2I Class K, 6.481% 9/15/33	10/26/18 - 11/28/18	$544,092

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,493,541
Total	$8,493,541

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Real Estate High Income Fund	$--	$51,000,000	$51,030,249	$--	$30,249	$--	$--
Total	$--	$51,000,000	$51,030,249	$--	$30,249	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$156,863	$156,863	$--	$--
Consumer Discretionary	3,867	--	--	3,867
Energy	62,272	62,272	--	--
Financials	348,847	348,847	--	--
Materials	465,673	465,673	--	--
Real Estate	3,883,099	3,305,974	577,125	--
Corporate Bonds	4,955,428,588	--	4,955,428,588	--
U.S. Government and Government Agency Obligations	4,429,575,876	--	4,429,575,876	--
U.S. Government Agency - Mortgage Securities	3,288,465,586	--	3,288,465,586	--
Asset-Backed Securities	342,865,004	--	342,167,912	697,092
Collateralized Mortgage Obligations	256,201,179	--	256,200,723	456
Commercial Mortgage Securities	444,643,168	--	444,643,168	--
Municipal Securities	99,151,987	--	99,151,987	--
Foreign Government and Government Agency Obligations	179,149,927	--	178,652,956	496,971
Bank Loan Obligations	674,271,553	--	667,711,725	6,559,828
Bank Notes	40,638,163	--	40,638,163	--
Preferred Securities	109,990,417	--	109,990,417	--
Money Market Funds	757,384,462	757,384,462	--	--
Purchased Swaptions	10,178,327	--	10,178,327	--
Total Investments in Securities:	$15,592,864,858	$761,724,091	$14,823,382,553	$7,758,214
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$2,309,889	$--	$2,309,889	$--
Futures Contracts	328,617	328,617
Swaps	2,867,793	--	2,867,793	--
Total Assets	$5,506,299	$328,617	$5,177,682	$--
Liabilities
Forward Foreign Currency Contracts	$(2,742)	$--	$(2,742)	$--
Futures Contracts	(449,884)	(449,884)	--	--
Swaps	(1,328,190)	--	(1,328,190)	--
Written Swaptions	(1,613,529)	--	(1,613,529)	--
Total Liabilities	$(3,394,345)	$(449,884)	$(2,944,461)	$--
Total Derivative Instruments:	$2,111,954	$(121,267)	$2,233,221	$--
Other Financial Instruments:
TBA Sale Commitments	$(273,297,658)	$--	$(273,297,658)	$--
Total Other Financial Instruments:	$(273,297,658)	$--	$(273,297,658)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$224,390	$0
Swaps(b)	0	(1,298,958)
Total Credit Risk	224,390	(1,298,958)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	2,309,889	(2,742)
Total Foreign Exchange Risk	2,309,889	(2,742)
Interest Rate Risk
Futures Contracts(d)	$328,617	(449,884)
Purchased Swaptions(a)	9,953,937	0
Swaps(b)	2,867,793	(29,232)
Written Swaptions(e)	0	(1,613,529)
Total Interest Rate Risk	13,150,347	(2,092,645)
Total Value of Derivatives	$15,684,626	$(3,394,345)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in distributable earnings.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.9%
United Kingdom	2.4%
Netherlands	2.0%
Mexico	1.9%
Cayman Islands	1.6%
Others (Individually Less Than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $14,088,473,280)	$14,835,480,396
Fidelity Central Funds (cost $757,382,265)	757,384,462
Total Investment in Securities (cost $14,845,855,545)		$15,592,864,858
Cash		4,629,862
Foreign currency held at value (cost $9,545,146)		9,466,312
Receivable for investments sold		48,270,755
Receivable for premium on written options		1,301,799
Receivable for TBA sale commitments		272,807,992
Unrealized appreciation on forward foreign currency contracts		2,309,889
Dividends receivable		53,235
Interest receivable		93,543,415
Distributions receivable from Fidelity Central Funds		538,544
Prepaid expenses		31,690
Other receivables		1
Total assets		16,025,818,352
Liabilities
Payable for investments purchased
Regular delivery	$506,519,451
Delayed delivery	1,110,080,112
TBA sale commitments, at value	273,297,658
Unrealized depreciation on forward foreign currency contracts	2,742
Payable for fund shares redeemed	3,830,403
Bi-lateral OTC swaps, at value	1,298,958
Accrued management fee	4,110,321
Payable for daily variation margin on futures contracts	226,826
Payable for daily variation margin on centrally cleared OTC swaps	258,908
Written options, at value (premium receivable $1,301,799)	1,613,529
Other payables and accrued expenses	1,343,719
Total liabilities		1,902,582,627
Net Assets		$14,123,235,725
Net Assets consist of:
Paid in capital		$13,162,729,870
Total distributable earnings (loss)		960,505,855
Net Assets, for 1,312,378,829 shares outstanding		$14,123,235,725
Net Asset Value, offering price and redemption price per share ($14,123,235,725 ÷ 1,312,378,829 shares)		$10.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 25, 2018 (commencement of operations) to August 31, 2019
Investment Income
Dividends		$4,696,343
Interest		418,774,295
Income from Fidelity Central Funds		8,493,541
Total income		431,964,179
Expenses
Management fee	$33,026,858
Transfer agent fees	9,686,983
Accounting fees and expenses	1,139,934
Custodian fees and expenses	235,558
Independent trustees' fees and expenses	41,707
Registration fees	1,077,974
Audit	116,526
Legal	9,447
Miscellaneous	98,731
Total expenses before reductions	45,433,718
Expense reductions	(6,503,287)
Total expenses after reductions		38,930,431
Net investment income (loss)		393,033,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	185,549,560
Fidelity Central Funds	(2,197)
Other affiliated issuers	30,249
Forward foreign currency contracts	13,600,246
Foreign currency transactions	30,716
Futures contracts	(16,629,818)
Swaps	(247,816)
Written options	(855,676)
Total net realized gain (loss)		181,475,264
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	747,007,116
Fidelity Central Funds	2,197
Forward foreign currency contracts	2,307,147
Assets and liabilities in foreign currencies	(157,850)
Futures contracts	(121,267)
Swaps	2,187,159
Written options	(311,730)
Delayed delivery commitments	(489,666)
Total change in net unrealized appreciation (depreciation)		750,423,106
Net gain (loss)		931,898,370
Net increase (decrease) in net assets resulting from operations		$1,324,932,118

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 25, 2018 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$393,033,748
Net realized gain (loss)	181,475,264
Change in net unrealized appreciation (depreciation)	750,423,106
Net increase (decrease) in net assets resulting from operations	1,324,932,118
Distributions to shareholders	(362,982,664)
Total distributions	(362,982,664)
Share transactions
Proceeds from sales of shares	13,166,806,652
Reinvestment of distributions	362,982,544
Cost of shares redeemed	(368,502,925)
Net increase (decrease) in net assets resulting from share transactions	13,161,286,271
Total increase (decrease) in net assets	14,123,235,725
Net Assets
Beginning of period	–
End of period	$14,123,235,725
Other Information
Shares
Sold	1,313,209,993
Issued in reinvestment of distributions	35,127,298
Redeemed	(35,958,462)
Net increase (decrease)	1,312,378,829

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Total Bond Fund

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.317
Net realized and unrealized gain (loss)	.734
Total from investment operations	1.051
Distributions from net investment income	(.289)
Distributions from net realized gain	(.002)
Total distributions	(.291)
Net asset value, end of period	$10.76
Total ReturnC,D	10.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	3.63%G
Supplemental Data
Net assets, end of period (000 omitted)	$14,123,236
Portfolio turnover rateH	209%G,I

 A For the period October 25, 2018 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity SAI Total Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions, foreign currency transactions, market discount, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$847,677,575
Gross unrealized depreciation	(77,757,620)
Net unrealized appreciation (depreciation)	$769,919,955
Tax Cost	$14,822,581,151

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$202,815,460
Net unrealized appreciation (depreciation) on securities and other investments	$757,690,395

The tax character of distributions paid was as follows:

August 31, 2019(a)
Ordinary Income	$361,754,658
Long-term Capital Gains	1,228,006
Total	$362,982,664

 (a) For the period October 25, 2018 (commencement of operations) to August 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(645,952)	$2,372,674
Swaps	(184,586)	(651,402)
Total Credit Risk	(830,538)	1,721,272
Foreign Exchange Risk
Forward Foreign Currency Contracts	13,600,246	2,307,147
Total Foreign Exchange Risk	13,600,246	2,307,147
Interest Rate Risk
Futures Contracts	(16,629,818)	(121,267)
Swaps	(63,230)	2,838,561
Written Option	(855,676)	(311,730)
Purchased Options	3,170,217	(259,957)
Total Interest Rate Risk	(14,378,507)	2,145,607
Totals	$(1,608,799)	$6,174,026

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and certain in-kind transactions, aggregated $2,844,622,171 and $1,257,113,379, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 1, 2019 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to August 1, 2019, FIIOC received an asset-based fee of .10% of the Fund's average net assets. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. Effective August 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to an annualized rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest and cash valued at $11,926,796,615 in exchange for 1,192,679,661 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Affiliated Redemptions In-Kind. During the period, the Fund redeemed 6,046,238 shares of Fidelity Real Estate High Income Fund in exchange for investments and cash, including accrued interest, with a value of $51,030,249. The net realized gains of $30,249 on the Fund's redemptions of Fidelity Real Estate High Income Fund shares are included in "Net realized gain (loss) on Investment securities: Other affiliated issuers" in the accompanying Statement of Operations. The Fund recognized gains on the exchanges for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,599 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through December 31, 2020. During the period this reimbursement reduced the Fund's expenses by $6,436,221.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $166 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5,563.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $61,337.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Income Fund and Strategic Advisers Fidelity Core Income Fund were the owners of record of approximately 48% and 52%, respectively of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Total Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Total Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 25, 2018 (commencement of operations) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period October 25, 2018 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, agent banks, issuers of privately offered securities, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 276 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Actual	.36%	$1,000.00	$1,074.50	$1.88**
Hypothetical-C		$1,000.00	$1,023.39	$1.84**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

** If fees and changes to the Fund level expense contract and/ or expense cap, effective August 1, 2019, had been in effect during the entire current period, the restated annualized expense ratio would have been .31% and the expenses paid in the actual and hypothetical examples above would have been $1.62 and $1.58, respectively.

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Total Bond Fund voted to pay on October 14, 2019, to shareholders of record at the opening of business on October 11, 2019, a distribution of $0.147 per share derived from capital gains realized from sales of portfolio securities.

A total of 21.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $251,696,261 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

STB-ANN-1019
1.9887627.100

Item 2.

Code of Ethics

As of the end of the period, August 31, 2019, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity SAI Total Bond Fund, Fidelity Series Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund and Fidelity U.S. Bond Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$85,000	$6,300	$3,300	$3,600
Fidelity Flex Short-Term Bond Fund	$79,000	$6,200	$5,200	$3,500
Fidelity Flex U.S. Bond Index Fund	$80,000	$6,000	$3,500	$3,500
Fidelity Investment Grade Bond Fund	$115,000	$8,300	$4,600	$4,800
Fidelity SAI Total Bond Fund	$99,000	$6,600	$4,600	$3,800
Fidelity Series Bond Index Fund	$60,000	$2,100	$4,600	$1,200
Fidelity Series Government Money Market Fund	$36,000	$2,900	$2,000	$1,700
Fidelity Series Investment Grade Bond Fund	$113,000	$9,200	$4,600	$5,300
Fidelity Series Short-Term Credit Fund	$72,000	$5,700	$3,300	$3,300
Fidelity Short-Term Bond Fund	$107,000	$8,000	$4,600	$4,600
Fidelity U.S. Bond Index Fund	$97,000	$8,000	$4,600	$4,600

August 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$78,000	$6,700	$4,600	$3,700
Fidelity Flex Short-Term Bond Fund	$69,000	$6,100	$5,200	$3,400
Fidelity Flex U.S. Bond Index Fund	$69,000	$5,900	$3,500	$3,300
Fidelity Investment Grade Bond Fund	$103,000	$8,800	$5,900	$4,900
Fidelity SAI Total Bond Fund	$-	$-	$-	$-
Fidelity Series Bond Index Fund	$-	$-	$-	$-
Fidelity Series Government Money Market Fund	$38,000	$3,200	$2,000	$1,800
Fidelity Series Investment Grade Bond Fund	$116,000	$9,600	$4,600	$5,400
Fidelity Series Short-Term Credit Fund	$72,000	$6,100	$3,300	$3,400
Fidelity Short-Term Bond Fund	$99,000	$8,500	$6,600	$4,800
Fidelity U.S. Bond Index Fund	$103,000	$8,500	$5,900	$4,800

A Amounts may reflect rounding.

B Fidelity SAI Total Bond Fund commenced operations on October 25, 2018 and Fidelity Series Bond Index Fund commenced operations on April 26, 2019.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Bond Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Series Corporate Bond Fund, Fidelity Short-Term Bond Index Fund and Fidelity Sustainability Bond Index Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$52,000	$100	$6,300	$1,500
Fidelity Flex Conservative Income Bond Fund	$51,000	$100	$6,400	$1,400
Fidelity Intermediate Bond Fund	$79,000	$100	$6,300	$2,200
Fidelity Series Corporate Bond Fund	$59,000	$100	$6,500	$1,600
Fidelity Short-Term Bond Index Fund	$74,000	$100	$6,300	$1,900
Fidelity Sustainability Bond Index Fund	$70,000	$100	$6,600	$1,900

August 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$54,000	$100	$6,300	$1,500
Fidelity Flex Conservative Income Bond Fund	$32,000	$-	$6,100	$300
Fidelity Intermediate Bond Fund	$82,000	$100	$6,300	$2,300
Fidelity Series Corporate Bond Fund	$37,000	$-	$6,000	$-
Fidelity Short-Term Bond Index Fund	$67,000	$100	$6,000	$1,600
Fidelity Sustainability Bond Index Fund	$60,000	$-	$6,100	$300

A Amounts may reflect rounding.

B Fidelity Short-Term Bond Index Fund commenced operations on October 18, 2017, Fidelity Flex Conservative Income Bond Fund commenced operations on May 31, 2018, Fidelity Sustainability Bond Index Fund commenced operations on June 19, 2018 and Fidelity Series Corporate Bond Fund commenced operations on August 17, 2018.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2019A,B	August 31, 2018A,B
Audit-Related Fees	$7,775,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Total Bond Fund and Fidelity Series Bond Index Funds’ commencement of operations.

Services Billed by Deloitte Entities

	August 31, 2019A	August 31, 2018A,B
Audit-Related Fees	$290,000	$5,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Short-Term Bond Index Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Sustainability Bond Index Fund and Fidelity Series Corporate Bond Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2019A,C	August 31, 2018A,B,C
PwC	$12,610,000	$11,040,000
Deloitte Entities	$750,000	$395,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Short-Term Bond Index Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Sustainability Bond Index Fund and Fidelity Series Corporate Bond Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity SAI Total Bond Fund and Fidelity Series Bond Index Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 25, 2019